           As filed with the Securities and Exchange Commission on April 9, 2013

                                            1933 Act Registration No. 333-138190

                                             1940 Act Registration No. 811-08517

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      POST-EFFECTIVE AMENDMENT NO. 26 /X/

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 349 /X/

                    Lincoln Life Variable Annuity Account N
                           (Exact Name of Registrant)

                 Lincoln ChoicePlus AssuranceSM (A Share/Class)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Adam C. Ciongoli, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Scott C. Durocher, Esquire
                  The Lincoln National Life Insurance Company
                               350 Church Street
                          Hartford, Connecticut 06103

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/x/ on May 1, 2013, pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ / on ____________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

                               PROSPECTUS 1

Lincoln ChoicePlus AssuranceSM (A Share)
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583


This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth
IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. If you die before the Annuity Commencement Date, we will pay your Beneficiary a Death Benefit. In the alternative, you generally may choose to receive a Death Benefit upon the death of the Annuitant.

The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. You should refer to your contract for these state-specific features. Please check with your registered representative regarding their availability.

The minimum initial Gross Purchase Payment for the contract is $1,500 ($10,000 if sold as part of a fee-based plan). Additional Gross Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Net Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.

All Net Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.


The available funds are listed below:


AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio AllianceBernstein VPS Growth and Income Portfolio*, ** AllianceBernstein VPS International Value Portfolio*, ** AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Variable Portfolios II, Inc. (Class II):
   American Century Investments VP Inflation Protection Fund*, **

American Funds Insurance Series (Reg. TM) (Class 2):
     American Funds Global Growth Fund*
     American Funds Global Small Capitalization Fund*
     American Funds Growth Fund*

     American Funds Growth-Income Fund*
     American Funds International Fund*

BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series*
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series

     Delaware VIP (Reg. TM) Smid Cap Growth Series
     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series

DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio

     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio

     Fidelity (Reg. TM) VIP Overseas Portfolio*, **

Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund*, **
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund*

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Emerging Markets RPM Fund
    (formerly LVIP BlackRock Emerging Markets Index RPM Fund)
     LVIP BlackRock Equity Dividend RPM Fund
     (formerly LVIP Wells Fargo Intrinsic Value Fund)
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Clarion Global Real Estate Fund
     (formerly LVIP Cohen & Steers Global Real Estate Fund)
     LVIP Columbia Small-Mid Cap Growth RPM Fund
     (formerly LVIP Turner Mid-Cap Growth Fund)
     LVIP Delaware Bond Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund* LVIP Delaware Growth and Income Fund*
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity RPM Fund
     (formerly LVIP Dimensional Non-U.S. Equity Fund)
     LVIP Dimensional U.S. Equity RPM Fund
     (formerly LVIP Dimensional U.S. Equity Fund)
     LVIP Dimensional/Vanguard Total Bond Fund
     LVIP Global Income Fund
     LVIP JPMorgan High Yield Fund
     (formerly LVIP J.P. Morgan High Yield Fund)
     LVIP JPMorgan Mid Cap Value RPM Fund
     (formerly LVIP Columbia Value Opportunities Funds)
     LVIP MFS International Growth Fund
     LVIP MFS International Growth RPM Fund*
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund

     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP RPM BlackRock Global Allocation V.I. Fund*
     LVIP RPM Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio* LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation RPM Fund
     (formerly LVIP SSgA Global Tactical Allocation RPM Fund
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Large Cap RPM Fund*
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA Small-Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund***
     LVIP SSgA Small-Cap Index Fund
     LVIP SSgA Small-Cap RPM Fund*
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth RPM Fund
     (formerly LVIP Templeton Growth Fund)
     LVIP UBS Large Cap Growth RPM Fund
     (formerly LVIP Janus Capital Appreciation Fund)
     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund
     LVIP Protected Profile 2010 Fund*
     LVIP Protected Profile 2020 Fund*
     LVIP Protected Profile 2030 Fund*
     LVIP Protected Profile 2040 Fund*
     LVIP Protected Profile Conservative Fund
     LVIP Protected Profile Growth Fund
     LVIP Protected Profile Moderate Fund

Lincoln Variable Insurance Products Trust (Service Class II)
     LVIP American Global Growth Fund*
     LVIP American Global Small Capitalization Fund*
     LVIP American Growth Fund*
     LVIP American Growth-Income Fund*
     LVIP American International Fund*

MFS (Reg. TM) Variable Insurance TrustSM (Service Class):

     MFS (Reg. TM) VIT Growth Series

     MFS (Reg. TM) VIT Total Return Series*, **
     MFS (Reg. TM) VIT Utilities Series


PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio


*Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.

**It is currently anticipated that on or after May 17, 2013, we will close and replace these Investment options. See the Description of the Funds section for further information.

*** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.





This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Gross Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2013

Table of Contents




Item                                                          Page
Special Terms                                                   5
Expense Tables                                                  8
Summary of Common Questions                                    18
The Lincoln National Life Insurance Company                    22
Variable Annuity Account (VAA)                                 23
Investments of the Variable Annuity Account                    23
Charges and Other Deductions                                   30
The Contracts                                                  43
 Purchase Payments                                             44
 Transfers On or Before the Annuity Commencement Date          45
 Surrenders and Withdrawals                                    48
 Death Benefit                                                 51
 Investment Requirements                                       55
 Living Benefit Riders                                         62
 Lincoln Lifetime IncomeSM Advantage 2.0                       62
 Lincoln Lifetime IncomeSM Advantage                           73
 Lincoln SmartSecurity (Reg. TM) Advantage                     81
 4LATER (Reg. TM) Advantage Protected Funds                    87
 i4LIFE (Reg. TM) Advantage                                    90
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage     94
 4LATER (Reg. TM) Advantage                                   101
 Lincoln Long-Term CareSM Advantage                           105
 Annuity Payouts                                              128
 Fixed Side of the Contract                                   136
Distribution of the Contracts                                 138
Federal Tax Matters                                           140
Additional Information                                        145
 Voting Rights                                                145
 Return Privilege                                             145
 Other Information                                            146
 Legal Proceedings                                            146
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   147
Appendix A - Condensed Financial Information                  A-1
Appendix B - Condensed Financial Information                  B-1
Appendix C - Condensed Financial Information                  C-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.


4LATER (Reg. TM) Advantage Protected Funds-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds if you adhere to certain Investment Requirements.

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.

Account or Variable Annuity Account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.


Adjustment Date-Under Lincoln SmartIncomeSM Inflation, the first day of January each year. The Scheduled Payment and the Reserve Value will be adjusted on each Adjustment Date.


Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity Payout-A regularly Scheduled Payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.


Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds, the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the contract value on each Benefit Year anniversary, subject to certain conditions.


Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg.
TM) Advantage Protected Funds, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.

Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.


CPI-The Consumer Price Index used to measure inflation.

CPI Adjustment-Under Lincoln SmartIncomeSM Inflation, adjustments made to the Scheduled Payments and the Reserve Value as a result of fluctuations in the CPI.

CPI Value-The number published monthly by the Bureau of Labor Statistics that represents the Consumer Price Index. Under Lincoln SmartIncomeSM Inflation, the CPI Value is used to determine if the Scheduled Payments and Reserve Value will go up or down each year.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.


Fee-based financial plan-A wrap account, managed account or other investment program whereby an investment firm/ professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisors, trust companies and other firms. Under this arrangement, the contractowner pays the investment firm/professional directly for services. Different charges and expenses apply to contracts purchased as part of a fee-based financial plan.


Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER (Reg. TM) Advantage Protected Funds, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.


Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.


Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Gross Purchase Payments-Amounts paid into the contract before deduction of the sales charge. References to Purchase Payments refer to Gross Purchase Payments unless otherwise stated.


Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.


Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain Contractowners.


Guaranteed Minimum Scheduled Payment-The minimum payment you will receive under Lincoln SmartIncomeSM Inflation (as adjusted for Unscheduled Payments, charges and taxes).


Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

i4LIFE (Reg. TM) Advantage-An Annuity Payout option which combines periodic variable Regular Income Payments for life and a Death Benefit with the ability to make withdrawals during a defined period, the Access Period.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds-i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage Protected Funds, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.


Interest Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.


Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Lincoln Lifetime IncomeSM Advantage 2.0-Provides minimum guaranteed lifetime periodic withdrawals that may increase based on automatic enhancements and age-based increases to the withdrawal amount, regardless of the investment performance of the contract and provided certain conditions are met.


Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds- An optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements.


Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value.

Lincoln Long-Term CareSM Advantage - An option that provides monthly payments, tax free, to help pay for long-term care in the event you become chronically ill or suffer cognitive impairment, and are receiving long-term care services that qualify for coverage under the rider, if certain conditions are met.

Lincoln SmartIncomeSM Inflation-A fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease annually based on fluctuations in the Consumer Price Index.

Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent Purchase Payments and step-ups.


Living Benefit-A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage, i4LIFE (Reg.
TM) Advantage (with or without the Guaranteed Income Benefit) and Lincoln Long-Term CareSM Advantage. If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.


Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Net Purchase Payments-The Gross Purchase Payment amount less the sales charge. The Net Purchase Payment is the amount placed in the fixed account and/or the variable account.


Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.



Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.


Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.


Reserve Value-Under Lincoln SmartIncomeSM Inflation, the value that is established to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The Reserve Value will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.


Rider Date-The effective date of the Lincoln SmartIncomeSM Inflation rider.

Rider Year-Under Lincoln SmartIncomeSM Inflation, each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.


Scheduled Payments-Under Lincoln SmartIncomeSM Inflation, Annuity Payouts for the life of the Annuitant (and Secondary Life, if applicable). The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Secondary Life-Under i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, and Lincoln SmartIncomeSM Inflation, the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Selling Group Individuals-A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:

 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and for contracts purchased prior to November 9, 2009 only, their spouses and minor children.
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.


Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.


Unscheduled Payments-Under Lincoln SmartIncomeSM Inflation, withdrawals that are in addition to your Scheduled Payments up to the amount of the Reserve Value less any related charges and deductions for premium tax. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion that they reduce the Reserve Value.


Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.



                       CONTRACTOWNER TRANSACTION EXPENSES




Accumulation Phase:
  Sales charge (as a percentage of Gross Purchase Payments):1.............................    5.50%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual
Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income
Payments under i4LIFE (Reg. TM) Advantage).
See Fixed Side of the Contract.





Payout Phase:
  Maximum Lincoln SmartIncomeSM Inflation Unscheduled Payment charge (as a percentage of the Unscheduled
   Payment):2.............................................................................    7.00%



1 The sales charge percentage decreases as the value accumulated under certain of the owner's investment increases. For contracts purchased prior to February 8, 2010, the maximum sales charge is 5.75%. The sales charge will be waived for contracts purchased as part of a Fee-Based Financial Plan. See Charges and Other Deductions.


2 The Unscheduled Payment charge percentage is reduced over time.



The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.

 o Table A reflects the expenses for a contract that has not elected the i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected the i4LIFE (Reg. TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the 4LATER (Reg. TM) Advantage.

                                    TABLE A



                                                                                                  For Contracts Purchased
                                                                                                   as Part of a Fee-Based
                                                                                                       Financial Plan
Annual Account Fee:1............................................................     $    20                N/A
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):2,3
Account Value Death Benefit
  Mortality and Expense Risk Charge.............................................        0.65%              0.50%
  Administrative Charge.........................................................        0.10%              0.10%
  Total Separate Account Expenses...............................................        0.75%              0.60%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.............................................        0.70%              0.55%
  Administrative Charge.........................................................        0.10%              0.10%
  Total Separate Account Expenses...............................................        0.80%              0.65%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.............................................        0.95%              0.80%

  Administrative Charge....................    0.10%      0.10%
  Total Separate Account Expenses..........    1.05%      0.90%
Estate Enhancement Benefit (EEB)
  Mortality and Expense Risk Charge........    1.15%      1.00%
  Administrative Charge....................    0.10%      0.10%
  Total Separate Account Expenses..........    1.25%      1.10%





                                                                                    Single      Joint
                                                                                     Life        Life
Optional Living Benefit Rider Charges:4
Lincoln Lifetime IncomeSM Advantage 2.0:5,6
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:7
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:8
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:8
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.85%       N/A
4LATER (Reg. TM) Advantage:9
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A
4LATER (Reg. TM) Advantage Protected Funds:10
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Long-Term CareSM Advantage:11...........................................
  Acceleration Benefit Charge12.................................................
   Guaranteed Maximum Charge Level Benefit or Growth Benefit....................     1.50%       N/A
   Current Charge Level Benefit.................................................     0.35%       N/A
   Current Charge Growth Benefit................................................     0.50%       N/A
  Extension Benefit Charge13....................................................
   Guaranteed Maximum Charge....................................................      N/A        N/A
   Current Charge (Contractowners aged 70-74)...................................     0.76%       N/A
  Optional Nonforfeiture Benefit Charge14.......................................
   Guaranteed Maximum Charge....................................................      N/A        N/A
   Current Charge (Contractowners aged 70-74)...................................     0.12%       N/A




1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.

2 For contracts purchased prior to November 15, 2010 (prior to June 30, 2010 for contracts purchased as part of a Fee-Based Financial Plan), the total annual charges are as follows: EEB 1.10%; EGMDB 0.90%; Guarantee of Principal 0.75%; Account Value 0.65%. In the event of a subsequent Death Benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

3 The mortality and expense risk charge and administrative charge together are 0.75% (0.60% for contracts purchased as part of a Fee-Based Financial Plan and for all contracts purchased prior to November 15, 2010), on and after the Annuity Commencement Date.


4 Only one Living Benefit rider may be elected from this chart.


5 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.


6 There is no additional charge for Lincoln Lifetime IncomeSM Advantage 2.0
  Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.


7 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from

 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. After December 31, 2010 (or later in some states), these riders are no longer available for sale.

8 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. Beginning January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013 Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

9 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information. As of July 16, 2012, (or later in some states) this rider is no longer available for sale.

10 As an annualized percentage of the Income Base (initial Purchase Payment or
   Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Protected Funds Charge for a discussion of these changes to the Income Base.

11 Lincoln Long-Term CareSM Advantage is not available with the EEB Death
  Benefit.

12 The Acceleration Benefit Charge percentage rate is assessed against the LTC
   Guaranteed Amount as of the date the charge is deducted. The Acceleration Benefit Charge percentage rates are different for the Level Benefit and Growth Benefit. For the Level Benefit, the LTC Guaranteed Amount is equal to your initial Gross Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. For the Growth Benefit, the LTC Guaranteed Amount is equal to your initial Gross Purchase Payment and any subsequent Gross Purchase Payments made in the first 90 days after purchase and increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which the Contractowner is invested through Automatic Step-ups. Benefit payments decrease the LTC Guaranteed Amount, as will Excess Withdrawals. We will give you 30 days written notice of our intent to raise the current percentage rate for the Acceleration Benefit Charge, up to the maximum allowable charge of 1.50% of the LTC Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.

13 The Extension Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted. The Extension Benefit is double the dollar amount of the Acceleration Benefit as of 90 days after the contract date. The Extension Benefit will be decreased for Excess Withdrawals and Extension Benefit payments. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Extension Benefit. The current Extension Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be increased for all Contractowners in the same class as determined in a nondiscriminatory manner. We will give you 30 days written notice of our intent to raise the percentage rate. The highest current percentage charge will be 0.68% (0.17% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.

14 The Optional Nonforfeiture Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Optional Nonforfeiture Benefit. The current Optional Nonforfeiture Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be the same for all Contractowners in the same class as determined in a nondiscriminatory manner. We will give you 30 days written notice of our intent to raise the percentage rate. The highest current percentage charge will be 0.11% (0.0275% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.




                                    TABLE B



                                                                                            For Contracts Purchased
                                                                                             as Part of a Fee-Based
                                                                                                 Financial Plan
Annual Account Fee:1......................................................     $    20                N/A
i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................        1.15%              1.00%
  Guarantee of Principal Death Benefit....................................        1.20%              1.05%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................        1.45%              1.30%






         For Contracts Purchased
          as Part of a Fee-Based
                Financial Plan

                                                                             Single     Joint      Single      Joint
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):3,4     Life       Life       Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge..............................................     3.15%     3.15%       3.00%      3.00%
  Current Charge.........................................................     1.80%     2.00%       1.65%      1.85%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge..............................................     3.20%     3.20%       3.05%      3.05%
  Current Charge.........................................................     1.85%     2.05%       1.70%      1.90%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge..............................................     3.45%     3.45%       3.30%      3.30%
  Current Charge.........................................................     2.10%     2.30%       1.95%      2.15%






                                                                                                For Contracts Purchased
                                                                                                 as Part of a Fee-Based
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):5                    Financial Plan
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    2.65%               2.50%
  Current Charge.................................................................    1.65%               1.50%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................................................    2.70%               2.55%
  Current Charge.................................................................    1.70%               1.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................    2.95%               2.80%
  Current Charge.................................................................    1.95%               1.80%




1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. For all contracts purchased prior to November 15, 2010 (prior to June 30 2010 for contracts purchased as part of a Fee-Based Financial
  Plan), the annual charges are as follows: EGMDB 1.30%; Guarantee of Principal 1.15%; Account Value 1.05%. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.15% during the Lifetime Income Period, or 1.00% for contracts purchased as part of a Fee-Based Financial Plan.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.15%, or 1.00% for contracts purchased as part of a Fee-Based Financial Plan. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.


4 There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit Protected Funds over and above the charge for i4LIFE (Reg.
  TM) Advantage Guaranteed Income Benefit (version 4).


5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.15%, or 1.00% for contracts purchased as part of a Fee-Based Financial Plan. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information. Contractowners with contracts that were part of a Fee-Based Financial Plan prior to June 30, 2010 will pay a higher charge based upon higher Mortality and Expense Risk charges. See your contract for your specific charge.




                                    TABLE C



                                                                For Contracts Purchased
                                                                 as Part of a Fee-Based
                                                                       Financial Plan
Annual Account Fee:1........            $20                                    N/A

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for
purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage          Single      Joint      Single      Joint
2.0 or 4LATER (Reg. TM) Advantage Protected Funds:...........................     Life        Life       Life        Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
  Account Value Death Benefit................................................     0.75%      0.75%       0.60%      0.60%
  Guarantee of Principal Death Benefit.......................................     0.80%      0.80%       0.65%      0.65%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB)..........................     1.05%      1.05%       0.90%      0.90%
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):2,3
  Guaranteed Maximum Charge..................................................     2.00%      2.00%       2.00%      2.00%
  Current Charge.............................................................     1.05%      1.25%       1.05%      1.25%




1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.

2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg.
  TM) Advantage Protected Funds.


3 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage Protected Funds) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Advantage Protected Funds current charge rate. (The 4LATER (Reg. TM) Advantage Protected Funds charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions -i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.



                                    TABLE D



                                                                                                      For Contracts Purchased
                                                                                                       as Part of a Fee-Based
                                                                                                           Financial Plan
Annual Account Fee:1......................................................................  $    20             N/A
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers
who previously purchased 4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................     2.65%           2.50%
  Current Charge..........................................................................     1.80%           1.65%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................     2.70%           2.55%
  Current Charge..........................................................................     1.85%           1.70%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................     2.95%           2.80%
  Current Charge..........................................................................     2.10%           1.95%




1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.15%, or 1.00% for contracts purchased as part of a Fee-Based Financial Plan. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2012. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.50%     2.21%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.50%     1.85%



* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2014.


The following table shows the expenses charged by each fund for the year ended
 December 31, 2012:



(as a percentage of each fund's average net assets):


                                                                                                        Other
                                                                   Management         12b-1 Fees        Expenses
                                                                   Fees (before       (before any       (before any
                                                                   any waivers/       waivers/          waivers/
                                                                   reimburse-         reimburse-        reimburse-
                                                                   ments)         +   ments)        +   ments)        +
AllianceBernstein VPS Global Thematic Growth Portfolio                 0.75%             0.25%             0.24%
AllianceBernstein VPS Growth and Income Portfolio                      0.55%             0.25%             0.05%
AllianceBernstein VPS International Value Portfolio                    0.75%             0.25%             0.06%
AllianceBernstein VPS Small/Mid Cap Value Portfolio                    0.75%             0.25%             0.07%
American Century VP Inflation Protection Fund                          0.47%             0.25%             0.01%
American Funds Global Growth Fund                                      0.53%             0.25%             0.03%
American Funds Global Small Capitalization Fund                        0.71%             0.25%             0.04%
American Funds Growth Fund                                             0.33%             0.25%             0.02%
American Funds Growth-Income Fund                                      0.27%             0.25%             0.02%
American Funds International Fund                                      0.50%             0.25%             0.04%
BlackRock Global Allocation V.I. Fund(1)                               0.63%             0.25%             0.26%
Delaware VIP (Reg. TM) Diversified Income Series(2)                    0.59%             0.30%             0.09%
Delaware VIP (Reg. TM) Emerging Markets Series(2)                      1.25%             0.30%             0.15%
Delaware VIP (Reg. TM) High Yield Series(2)                            0.65%             0.30%             0.09%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(2)       0.48%             0.30%             0.09%
Delaware VIP (Reg. TM) REIT Series(2)                                  0.75%             0.30%             0.09%
Delaware VIP (Reg. TM) Small Cap Value Series(2)                       0.73%             0.30%             0.08%
Delaware VIP (Reg. TM) Smid Cap Growth Series(2)                       0.75%             0.30%             0.09%
Delaware VIP (Reg. TM) U. S. Growth Series(2)                          0.65%             0.30%             0.09%
Delaware VIP (Reg. TM) Value Series(2)                                 0.65%             0.30%             0.08%
DWS Alternative Asset Allocation VIP Portfolio(3)                      0.34%             0.25%             0.29%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio                  0.56%             0.25%             0.08%
Fidelity (Reg. TM) VIP Growth Portfolio                                0.56%             0.25%             0.10%
Fidelity (Reg. TM) VIP Mid Cap Portfolio                               0.56%             0.25%             0.09%
Fidelity (Reg. TM) VIP Overseas Portfolio                              0.71%             0.25%             0.14%
FTVIPT Franklin Income Securities Fund                                 0.45%             0.25%             0.02%
FTVIPT Franklin Small-Mid Cap Growth Securities Fund                   0.51%             0.25%             0.29%
FTVIPT Mutual Shares Securities Fund                                   0.60%             0.25%             0.11%



                                                                                                              Total
                                                                                  Total         Total         Expenses
                                                                                  Expenses      Contractual   (after
                                                                   Acquired       (before any   waivers/      Contractual
                                                                   Fund           waivers/      reimburse-    waivers/
                                                                   Fees and       reimburse-    ments         reimburse-
                                                                   Expenses   =   ments)        (if any)      ments)
AllianceBernstein VPS Global Thematic Growth Portfolio               0.00%           1.24%           0.00%         1.24%
AllianceBernstein VPS Growth and Income Portfolio                    0.00%           0.85%           0.00%         0.85%
AllianceBernstein VPS International Value Portfolio                  0.00%           1.06%           0.00%         1.06%
AllianceBernstein VPS Small/Mid Cap Value Portfolio                  0.00%           1.07%           0.00%         1.07%
American Century VP Inflation Protection Fund                        0.00%           0.73%           0.00%         0.73%
American Funds Global Growth Fund                                    0.00%           0.81%           0.00%         0.81%
American Funds Global Small Capitalization Fund                      0.00%           1.00%           0.00%         1.00%
American Funds Growth Fund                                           0.00%           0.60%           0.00%         0.60%
American Funds Growth-Income Fund                                    0.00%           0.54%           0.00%         0.54%
American Funds International Fund                                    0.00%           0.79%           0.00%         0.79%
BlackRock Global Allocation V.I. Fund(1)                             0.01%           1.15%           0.00%         1.15%
Delaware VIP (Reg. TM) Diversified Income Series(2)                  0.00%           0.98%          -0.05%         0.93%
Delaware VIP (Reg. TM) Emerging Markets Series(2)                    0.00%           1.70%          -0.05%         1.65%
Delaware VIP (Reg. TM) High Yield Series(2)                          0.00%           1.04%          -0.05%         0.99%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(2)     0.00%           0.87%          -0.05%         0.82%
Delaware VIP (Reg. TM) REIT Series(2)                                0.00%           1.14%          -0.05%         1.09%
Delaware VIP (Reg. TM) Small Cap Value Series(2)                     0.00%           1.11%          -0.05%         1.06%
Delaware VIP (Reg. TM) Smid Cap Growth Series(2)                     0.00%           1.14%          -0.05%         1.09%
Delaware VIP (Reg. TM) U. S. Growth Series(2)                        0.00%           1.04%          -0.05%         0.99%
Delaware VIP (Reg. TM) Value Series(2)                               0.00%           1.03%          -0.05%         0.98%
DWS Alternative Asset Allocation VIP Portfolio(3)                    1.28%           2.16%          -0.31%         1.85%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio                0.00%           0.89%           0.00%         0.89%
Fidelity (Reg. TM) VIP Growth Portfolio                              0.00%           0.91%           0.00%         0.91%
Fidelity (Reg. TM) VIP Mid Cap Portfolio                             0.00%           0.90%           0.00%         0.90%
Fidelity (Reg. TM) VIP Overseas Portfolio                            0.00%           1.10%           0.00%         1.10%
FTVIPT Franklin Income Securities Fund                               0.00%           0.72%           0.00%         0.72%
FTVIPT Franklin Small-Mid Cap Growth Securities Fund                 0.00%           1.05%           0.00%         1.05%
FTVIPT Mutual Shares Securities Fund                                 0.00%           0.96%           0.00%         0.96%

                                                                                                          Other
                                                                     Management         12b-1 Fees        Expenses
                                                                     Fees (before       (before any       (before any
                                                                     any waivers/       waivers/          waivers/
                                                                     reimburse-         reimburse-        reimburse-
                                                                     ments)         +   ments)        +   ments)        +
FTVIPT Templeton Global Bond Securities Fund                             0.46%             0.25%             0.09%
LVIP American Global Growth Fund(4)                                      0.53%             0.55%             0.26%
LVIP American Global Small Capitalization(4)                             0.71%             0.55%             0.27%
LVIP American Growth Fund(5)                                             0.33%             0.55%             0.11%
LVIP American Growth-Income Fund(5)                                      0.27%             0.55%             0.11%
LVIP American International Fund(5)                                      0.49%             0.55%             0.17%
LVIP Baron Growth Opportunities Fund(6)                                  1.00%             0.25%             0.08%
LVIP BlackRock Emerging Markets RPM Fund(7)                              0.55%             0.25%             0.45%
LVIP BlackRock Equity Dividend RPM Fund(8)                               0.75%             0.25%             0.08%
LVIP BlackRock Inflation Protected Bond Fund(9)                          0.44%             0.25%             0.07%
LVIP Capital Growth Fund                                                 0.70%             0.25%             0.08%
LVIP Clarion Global Real Estate Fund(10)                                 0.95%             0.25%             0.12%
LVIP Columbia Small-Mid Cap Growth RPM Fund(11)                          0.87%             0.25%             0.15%
LVIP Delaware Bond Fund                                                  0.31%             0.35%             0.07%
LVIP Delaware Diversified Floating Rate Fund                             0.60%             0.25%             0.09%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(12)        0.75%             0.25%             0.16%
LVIP Delaware Growth and Income Fund                                     0.35%             0.35%             0.06%
LVIP Delaware Social Awareness Fund                                      0.39%             0.35%             0.08%
LVIP Delaware Special Opportunities Fund                                 0.40%             0.35%             0.07%
LVIP Dimensional Non-U.S. Equity RPM Fund(13)                            0.25%             0.25%             0.25%
LVIP Dimensional U.S. Equity RPM Fund(13)                                0.25%             0.25%             0.14%
LVIP Dimensional/Vanguard Total Bond Fund(14)                            0.25%             0.25%             0.10%
LVIP Global Income Fund(15)                                              0.65%             0.25%             0.11%
LVIP JPMorgan High Yield Fund                                            0.65%             0.25%             0.10%
LVIP JPMorgan Mid Cap Value RPM Fund(16)                                 1.05%             0.25%             0.17%
LVIP MFS International Growth Fund(17)                                   0.91%             0.25%             0.15%
LVIP MFS International Growth RPM Fund(18)                               0.85%             0.25%             0.15%
LVIP MFS Value Fund                                                      0.63%             0.25%             0.06%
LVIP Mid-Cap Value Fund(19)                                              0.92%             0.25%             0.13%
LVIP Mondrian International Value Fund                                   0.75%             0.25%             0.08%
LVIP Money Market Fund                                                   0.37%             0.25%             0.06%
LVIP Protected Profile 2010 Fund(20)                                     0.25%             0.25%             0.29%
LVIP Protected Profile 2020 Fund(20)                                     0.25%             0.25%             0.11%
LVIP Protected Profile 2030 Fund(20)                                     0.25%             0.25%             0.11%
LVIP Protected Profile 2040 Fund(20)                                     0.25%             0.25%             0.15%
LVIP Protected Profile Conservative Fund(21)                             0.25%             0.25%             0.04%
LVIP Protected Profile Growth Fund(21)                                   0.25%             0.25%             0.02%
LVIP Protected Profile Moderate Fund(21)                                 0.25%             0.25%             0.02%
LVIP RPM BlackRock Global Allocation V.I. Fund(22)                       0.75%             0.35%             0.10%
LVIP RPM Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio(23)       0.70%             0.35%             0.16%
LVIP SSgA Bond Index Fund(24)                                            0.40%             0.25%             0.09%
LVIP SSgA Conservative Index Allocation Fund(25)                         0.25%             0.25%             0.18%
LVIP SSgA Conservative Structured Allocation Fund(25)                    0.25%             0.25%             0.06%



                                                                                                                Total
                                                                                    Total         Total         Expenses
                                                                                    Expenses      Contractual   (after
                                                                     Acquired       (before any   waivers/      Contractual
                                                                     Fund           waivers/      reimburse-    waivers/
                                                                     Fees and       reimburse-    ments         reimburse-
                                                                     Expenses   =   ments)        (if any)      ments)
FTVIPT Templeton Global Bond Securities Fund                           0.00%           0.80%           0.00%       0.80%
LVIP American Global Growth Fund(4)                                    0.00%           1.34%          -0.13%       1.21%
LVIP American Global Small Capitalization(4)                           0.00%           1.53%          -0.13%       1.40%
LVIP American Growth Fund(5)                                           0.00%           0.99%           0.00%       0.99%
LVIP American Growth-Income Fund(5)                                    0.00%           0.93%           0.00%       0.93%
LVIP American International Fund(5)                                    0.00%           1.21%          -0.02%       1.19%
LVIP Baron Growth Opportunities Fund(6)                                0.00%           1.33%          -0.04%       1.29%
LVIP BlackRock Emerging Markets RPM Fund(7)                            0.07%           1.32%          -0.20%       1.12%
LVIP BlackRock Equity Dividend RPM Fund(8)                             0.00%           1.08%          -0.07%       1.01%
LVIP BlackRock Inflation Protected Bond Fund(9)                        0.03%           0.79%           0.00%       0.79%
LVIP Capital Growth Fund                                               0.00%           1.03%           0.00%       1.03%
LVIP Clarion Global Real Estate Fund(10)                               0.00%           1.32%          -0.23%       1.09%
LVIP Columbia Small-Mid Cap Growth RPM Fund(11)                        0.00%           1.27%          -0.07%       1.20%
LVIP Delaware Bond Fund                                                0.00%           0.73%           0.00%       0.73%
LVIP Delaware Diversified Floating Rate Fund                           0.00%           0.94%           0.00%       0.94%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(12)      0.03%           1.19%          -0.18%       1.01%
LVIP Delaware Growth and Income Fund                                   0.00%           0.76%           0.00%       0.76%
LVIP Delaware Social Awareness Fund                                    0.00%           0.82%           0.00%       0.82%
LVIP Delaware Special Opportunities Fund                               0.00%           0.82%           0.00%       0.82%
LVIP Dimensional Non-U.S. Equity RPM Fund(13)                          0.46%           1.21%          -0.15%       1.06%
LVIP Dimensional U.S. Equity RPM Fund(13)                              0.25%           0.89%          -0.04%       0.85%
LVIP Dimensional/Vanguard Total Bond Fund(14)                          0.17%           0.77%          -0.05%       0.72%
LVIP Global Income Fund(15)                                            0.00%           1.01%          -0.05%       0.96%
LVIP JPMorgan High Yield Fund                                          0.00%           1.00%           0.00%       1.00%
LVIP JPMorgan Mid Cap Value RPM Fund(16)                               0.00%           1.47%          -0.09%       1.38%
LVIP MFS International Growth Fund(17)                                 0.00%           1.31%          -0.10%       1.21%
LVIP MFS International Growth RPM Fund(18)                             0.96%           2.21%          -0.80%       1.41%
LVIP MFS Value Fund                                                    0.00%           0.94%           0.00%       0.94%
LVIP Mid-Cap Value Fund(19)                                            0.00%           1.30%          -0.01%       1.29%
LVIP Mondrian International Value Fund                                 0.00%           1.08%           0.00%       1.08%
LVIP Money Market Fund                                                 0.00%           0.68%           0.00%       0.68%
LVIP Protected Profile 2010 Fund(20)                                   0.42%           1.21%          -0.24%       0.97%
LVIP Protected Profile 2020 Fund(20)                                   0.44%           1.05%          -0.06%       0.99%
LVIP Protected Profile 2030 Fund(20)                                   0.46%           1.07%          -0.06%       1.01%
LVIP Protected Profile 2040 Fund(20)                                   0.48%           1.13%          -0.10%       1.03%
LVIP Protected Profile Conservative Fund(21)                           0.48%           1.02%           0.00%       1.02%
LVIP Protected Profile Growth Fund(21)                                 0.50%           1.02%           0.00%       1.02%
LVIP Protected Profile Moderate Fund(21)                               0.52%           1.04%           0.00%       1.04%
LVIP RPM BlackRock Global Allocation V.I. Fund(22)                     0.74%           1.94%          -0.75%       1.19%
LVIP RPM Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio(23)     0.64%           1.85%          -0.76%       1.09%
LVIP SSgA Bond Index Fund(24)                                          0.00%           0.74%          -0.11%       0.63%
LVIP SSgA Conservative Index Allocation Fund(25)                       0.36%           1.04%          -0.23%       0.81%
LVIP SSgA Conservative Structured Allocation Fund(25)                  0.37%           0.93%          -0.11%       0.82%

                                                                                                      Other
                                                                 Management         12b-1 Fees        Expenses
                                                                 Fees (before       (before any       (before any
                                                                 any waivers/       waivers/          waivers/
                                                                 reimburse-         reimburse-        reimburse-
                                                                 ments)         +   ments)        +   ments)        +
LVIP SSgA Developed International 150 Fund(26)                       0.75%             0.25%             0.10%
LVIP SSgA Emerging Markets 100 Fund(27)                              1.09%             0.25%             0.16%
LVIP SSgA Global Tactical Allocation RPM Fund(28)                    0.25%             0.25%             0.05%
LVIP SSgA International Index Fund(29)                               0.40%             0.25%             0.14%
LVIP SSgA Large Cap 100 Fund(30)                                     0.52%             0.25%             0.06%
LVIP SSgA Large Cap RPM Fund(31)                                     0.70%             0.25%             0.40%
LVIP SSgA Moderate Index Allocation Fund(32)                         0.25%             0.25%             0.09%
LVIP SSgA Moderate Structured Allocation Fund(33)                    0.25%             0.25%             0.04%
LVIP SSgA Moderately Aggressive Index Allocation Fund(34)            0.25%             0.25%             0.09%
LVIP SSgA Moderately Aggressive Structured Allocation Fund(35)       0.25%             0.25%             0.04%
LVIP SSgA S&P 500 Index Fund                                         0.19%             0.25%             0.06%
LVIP SSgA Small-Cap Index Fund                                       0.32%             0.25%             0.09%
LVIP SSgA Small-Cap RPM Fund(36)                                     0.90%             0.25%             0.40%
LVIP SSgA Small-Mid Cap 200 Fund(37)                                 0.69%             0.25%             0.08%
LVIP T. Rowe Price Growth Stock Fund                                 0.72%             0.25%             0.08%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                    0.73%             0.25%             0.09%
LVIP Templeton Growth RPM Fund                                       0.73%             0.25%             0.10%
LVIP UBS Large Cap Growth RPM Fund(38)                               0.75%             0.25%             0.09%
LVIP Vanguard Domestic Equity ETF Fund(39)                           0.25%             0.25%             0.14%
LVIP Vanguard International Equity ETF Fund(40)                      0.25%             0.25%             0.21%
MFS (Reg. TM) VIT Growth Series                                      0.75%             0.25%             0.07%
MFS (Reg. TM) VIT Total Return Series(41)                            0.75%             0.25%             0.05%
MFS (Reg. TM) VIT Utilities Series                                   0.74%             0.25%             0.08%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(42)       0.74%             0.25%             0.11%



                                                                                                            Total
                                                                                Total         Total         Expenses
                                                                                Expenses      Contractual   (after
                                                                 Acquired       (before any   waivers/      Contractual
                                                                 Fund           waivers/      reimburse-    waivers/
                                                                 Fees and       reimburse-    ments         reimburse-
                                                                 Expenses   =   ments)        (if any)      ments)
LVIP SSgA Developed International 150 Fund(26)                     0.00%           1.10%          -0.41%       0.69%
LVIP SSgA Emerging Markets 100 Fund(27)                            0.00%           1.50%          -0.74%       0.76%
LVIP SSgA Global Tactical Allocation RPM Fund(28)                  0.32%           0.87%           0.00%       0.87%
LVIP SSgA International Index Fund(29)                             0.00%           0.79%          -0.04%       0.75%
LVIP SSgA Large Cap 100 Fund(30)                                   0.00%           0.83%          -0.20%       0.63%
LVIP SSgA Large Cap RPM Fund(31)                                   0.25%           1.60%          -0.85%       0.75%
LVIP SSgA Moderate Index Allocation Fund(32)                       0.36%           0.95%          -0.14%       0.81%
LVIP SSgA Moderate Structured Allocation Fund(33)                  0.37%           0.91%          -0.10%       0.81%
LVIP SSgA Moderately Aggressive Index Allocation Fund(34)          0.34%           0.93%          -0.14%       0.79%
LVIP SSgA Moderately Aggressive Structured Allocation Fund(35)     0.39%           0.93%          -0.10%       0.83%
LVIP SSgA S&P 500 Index Fund                                       0.00%           0.50%           0.00%       0.50%
LVIP SSgA Small-Cap Index Fund                                     0.00%           0.66%           0.00%       0.66%
LVIP SSgA Small-Cap RPM Fund(36)                                   0.41%           1.96%          -1.05%       0.91%
LVIP SSgA Small-Mid Cap 200 Fund(37)                               0.00%           1.02%          -0.32%       0.70%
LVIP T. Rowe Price Growth Stock Fund                               0.00%           1.05%           0.00%       1.05%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                  0.00%           1.07%           0.00%       1.07%
LVIP Templeton Growth RPM Fund                                     0.00%           1.08%           0.00%       1.08%
LVIP UBS Large Cap Growth RPM Fund(38)                             0.00%           1.09%          -0.11%       0.98%
LVIP Vanguard Domestic Equity ETF Fund(39)                         0.11%           0.75%          -0.09%       0.66%
LVIP Vanguard International Equity ETF Fund(40)                    0.19%           0.90%          -0.16%       0.74%
MFS (Reg. TM) VIT Growth Series                                    0.00%           1.07%           0.00%       1.07%
MFS (Reg. TM) VIT Total Return Series(41)                          0.00%           1.05%          -0.03%       1.02%
MFS (Reg. TM) VIT Utilities Series                                 0.00%           1.07%           0.00%       1.07%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(42)     0.14%           1.24%          -0.14%       1.10%



(1) Other Expenses have been restated to reflect current fees.

(2) The Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2013 to April 30, 2014.

(3) Effective October 1, 2013 through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.57% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.28%). The agreement may be terminated with the consent of the fund's Board.

(4) The amounts set forth under ""Management Fee"" and ""Other Expenses"" reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class II to the extent that the Other Expenses of the Feeder Fund exceed 0.10% of average daily net assets. The agreement will continue at least through April 30, 2014.

(5) The amounts set forth under "Management Fee" and "Other Expenses" reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.

(6) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.29% of the average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(7) Other Expenses and AFFE are based on estimates for the current fiscal year. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 1.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(8) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% on the first $250 million of average daily net assets of the fund; 0.10% on the next $500 million and 0.13% of average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2014.

(9) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(10) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% of the first $250 million of average net assets of the fund and 0.32% of the excess over $250 million of average daily nets assets of the fund. The agreement will continue at least through April 30, 2014.

(11) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% on the first $25 million of average daily net assets of the fund and 0.05% on the next $50 million of average daily net assets. The agreement will continue at least through April 30, 2014.

(12) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.98% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(13) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.60% of average daily net assets of the fund. This agreement will continue at least through April 30, 2014.

(14) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. This agreement will continue at least through April 30, 2014.

(15) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(16) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.09% on the first $60 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2014.

(17) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(18) Other Expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund:
     0.65% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(19) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of the first $25 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2014.

(20) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(21) The AFFE has been restated to reflect the current expenses of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE.

(22) Other Expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund:
     0.70% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(23) Other Expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund:
     0.65% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(24) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% on the first $500 million of average daily net assets of the fund and 0.12% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2014.

(25) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(26) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.35% on the first $100 million of average daily net assets of the fund and 0.43% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(27) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% on the first $100 million of average daily net assets of the Fund and 0.76% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(28) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE.

(29) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.03% on the first $500 million of average daily net assets of the fund and 0.05% of average daily net assets of the fund in excess of $500 million. The agreement will continue at least through April 30, 2014.

(30) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.12% on the first $100 million of average daily net assets of the fund and 0.22% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(31) Other Expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund:
     0.50% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.50% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(32) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(33) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(34) The AFFE has been restated to reflect the current expenses of the Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(35) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(36) Other Expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund:
     0.70% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.50% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(37) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.29% on the first $100 million of average daily net assets of the fund and 0.39% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(38) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% on the first $100 million of average daily net assets of the Fund; and 0.10% on the next $100 million of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(39) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. LIA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2014.

(40) Other Expenses have been restated to reflect the current expenses of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. LIA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2014.

(41) MFS has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually in excess of $1 billion and 0.65% of the fund's average daily net assets in excess of $2.5 billion to $3 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such arrangement will continue until at least April 30, 2014.

(42) PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administration services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will be in effect through at least May 1, 2014 and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.



Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES


The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:




   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,087       $2,149       $3,197       $5,752


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,087       $2,149       $3,197       $5,752



The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:




   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,081       $2,165       $3,282       $6,219


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,081       $2,165       $3,282       $6,219



The next example assumes you have purchased Lincoln Long-Term CareSM Advantage rider and have elected either the Growth Benefit option or the Level Benefit option. The example also assumes that you are age 69 (Growth Benefit option) or age 74 (Level Benefit option) and invest $10,000 in the contract for the time periods indicated. The example assumes a 5% return each year, the maximum fees and expenses of any of the funds, election of the Optional Nonforfeiture provision, and that the EGMDB Death Benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:





                                   1 year   3 years   5 years   10 years
                                  -------- --------- --------- ---------
      Growth Benefit Option......  $1,137   $2,299    $3,446    $6,237
      Level Benefit Option.......  $1,186   $2,443    $3,676    $6,652



2) If you annuitize or do not surrender your contract at the end of the applicable time period:





                                   1 year   3 years   5 years   10 years
                                  -------- --------- --------- ---------
      Growth Benefit Option......  $1,137   $2,299    $3,446    $6,237
      Level Benefit Option.......  $1,186   $2,443    $3,676    $6,652



For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts, including Lincoln SmartIncomeSM Inflation. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.




Summary of Common Questions
What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts.


Your contract may be issued as part of a Fee-Based Financial Plan. A Fee-Based Financial Plan may be a wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. We waive sales charges and charge lower mortality and expense risk charges as well as a lower charge for i4LIFE (Reg. TM) Advantage on contracts issued as part of a Fee-Based Financial Plan.

This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds, you will have more restrictive Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for sale. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Net Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.


Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.


How does the contract work? If we approve your application, we will send you a contract. When you make Net Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

A front-end load is determined based on each Gross Purchase Payment as it is received. The amount of the sales charge on any current Gross Purchase Payment may be reduced based on the assets accumulated under the terms of the contract. The sales charge ranges from 5.75% to 1.00%.

We will deduct any applicable premium tax from Gross Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.


See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.


Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.


For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.


What Gross Purchase Payments do I make, and how often? Subject to the minimum and maximum Gross Purchase Payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant under a Living Benefit rider. In addition, if you elect a Living Benefit rider, you may be subject to additional restrictions in terms of your ability to make Purchase Payments. For more information about these restrictions and limitations, please see The Contracts - Purchase Payments section in this prospectus.

How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage) or, a minimum Annuity Payout (4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds and i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit). In addition, the Lincoln Long-Term CareSM Advantage (a qualified long-term care benefit rider) may be available under your contract. If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.

What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage
2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds? Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to more restrictive Investment Requirements. See The Contracts - Investment Requirements. All of the other terms and conditions of Lincoln Lifetime IncomeSM Advantage 2.0 continue to apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Gross Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Gross Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for sale.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial Gross Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is longer available for purchase.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage. As of July 16, 2012 (or later in some states), this rider is no longer available for purchase.

What is 4LATER (Reg. TM) Advantage Protected Funds? 4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage Protected Funds. There is an additional charge for this rider, and you will be subject to more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Long-Term CareSM Advantage? The Lincoln Long-Term CareSM Advantage rider (LTC rider) is a qualified long-term care rider that provides a way to manage the potential impact of long-term care expenses. The LTC rider provides the potential to receive benefits equal to your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. You cannot simultaneously elect the LTC rider with any other Living Benefit rider. In addition, the EEB Death Benefit is not available for purchasers of the LTC rider. By electing this rider, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The LTC rider is currently only available in a limited number of states. Check with your registered representative regarding availability. See The Contracts - Living Benefit Riders - Lincoln Long-Term CareSM Advantage.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg.
TM) Advantage with the Guaranteed Income Benefit. Certain Living Benefit riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage Protected Funds or 4LATER (Reg. TM) Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds? i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit that provides a higher initial Guaranteed Income Benefit percentage and shorter minimum required Access Period if you adhere to more restrictive Investment Requirements. See The Contracts - Investment Requirements. All other terms and conditions of i4LIFE (Reg. TM) Advantage continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a Death Benefit and access to a Reserve Value from which Unscheduled Payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service
(IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendixes A, B and C to this prospectus provide more information about Accumulation Unit values.




Investment Results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.




The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.


Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)

On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.




Financial Statements

The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account

You decide the Subaccount(s) to which you allocate Net Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.



Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.

Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.53%. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.55% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds


Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.


Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and Death Benefit and/or rider purchases (if any) are appropriate for you.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

We currently anticipate closing and replacing the following funds on or about May 17, 2013:
 o AllianceBernstein VPS Growth and Income Portfolio with LVIP SSgA S&P 500 Index Fund
 o AllianceBernstein VPS International Value Portfolio with LVIP Mondrian International Value Fund
 o American Century VP Inflation Protection Fund with LVIP BlackRock Inflation Protected Bond Fund
 o Fidelity VIP Overseas Portfolio with LVIP SSgA International Index Fund
 o FTVIPT Franklin Small-Mid Cap Growth Securities Fund with LVIP SSgA Small-Cap Index Fund
 o MFS (Reg. TM) VIT Total Return Series with LVIP SSgA Moderate Structured Allocation Fund



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 21, 2012.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.



American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return using a strategy that seeks to protect against U.S. inflation.
    This fund is not available in contracts issued on or after November 15, 2010. For contracts purchased as part of a Fee-Based Financial Plan, this fund is not available on or after June 29, 2010.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
    Management Company


  o Global Growth Fund: Long-term growth of capital.
    This fund is not available in contracts issued on or after November 15, 2010. For contracts purchased as part of a fee-based financial plan, this fund is not available on or after June 29, 2010.


  o Global Small Capitalization Fund: Long-term capital growth.
    This fund is not available in contracts issued on or after November 15, 2010. For contracts purchased as part of a fee-based financial plan, this fund is not available on or after June 29, 2010.

  o Growth Fund: Capital growth.

    This fund is not available in contracts issued on or after November 15, 2010. For contracts purchased as part of a fee-based financial plan, this fund is not available on or after June 29, 2010.

  o Growth-Income Fund: Long-term growth of capital and income.
    This fund is not available in contracts issued on or after November 15, 2010. For contracts purchased as part of a fee-based financial plan, this fund is not available on or after June 29, 2010.

  o International Fund: Long-term growth of capital.
    This fund is not available in contracts issued on or after November 15, 2010. For contracts purchased as part of a fee-based financial plan, this fund is not available on or after June 29, 2010.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series: Maximum long-term total return consistent with reasonable risk.


  o Emerging Markets Series: Long-term capital appreciation.


  o High Yield Series: Total return and, as a secondary objective, high current income.

    This fund is not available in contracts issued on or after November 15, 2010. For contracts purchased as part of a fee-based financial plan, this fund is not available on or after June 29, 2010.


  o Limited-Term Diversified Income Series: Maximum total return, consistent with reasonable risk.

  o REIT Series: Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series: Capital appreciation.

  o Smid Cap Growth Series: Long-term capital appreciation.


  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Long-term capital appreciation.

DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and sub-advised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR Co., Inc.


  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.


  o Growth Portfolio: To achieve capital appreciation.


  o Mid Cap Portfolio: Long-term growth of capital.

  o VIP Overseas Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.


  o Franklin Income Securities Fund: To maximize income while maintaining prospects for capital appreciation.


  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth. This fund is not available in contracts issued on or after May 23, 2011.


  o Mutual Shares Securities Fund: Capital appreciation; income is a secondary consideration.

  o Templeton Global Bond Securities Fund: High current income consistent with preservation of capital; capital appreciation is a secondary objective. This fund is not available in contracts issued on or after June 30, 2009.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP American Global Growth Fund: Long-term growth of capital; a master-feeder fund.

  o LVIP American Global Small Capitalization Fund: Long-term growth of capital; a master-feeder fund.

  o LVIP American Growth Fund: Growth of capital; a master-feeder fund.

  o LVIP American Growth-Income Fund: Long-term growth of capital and income; a master-feeder fund.

  o LVIP American International Fund: Long-term growth of capital; a master-feeder fund.


  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Sub-advised by BAMCO, Inc.)

  o LVIP BlackRock Emerging Markets RPM Fund: To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
    (Sub-advised by BlackRock Investment Management, LLC)
     (formerly LVIP BlackRock Emerging Markets Index RPM Fund)

  o LVIP BlackRock Equity Dividend RPM Fund: Reasonable income by investing primarily in income-producing equity securities.
     (Sub-advised by BlackRock Investment Management, LLC)
     (formerly LVIP Wells Fargo Intrinsic Value Fund)

  o LVIP BlackRock Inflation Protected Bond Fund: To maximize real return, consistent with preservation of real capital and prudent investment management.
     (Sub-advised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund: Capital growth.
     (Sub-advised by Wellington Management)

  o LVIP Clarion Global Real Estate Fund: Total return through a combination of current income and long-term capital appreciation.
    (Sub-advised by CBRE Clarion Securities LLC)
     (formerly LVIP Cohen & Steers Global Real Estate Fund)

  o LVIP Columbia Small-Mid Cap Growth RPM Fund: Long-term capital appreciation.
     (Sub-advised by Columbia Management Investment Advisers, LLC) (formerly LVIP Turner Mid-Cap Growth Fund)

  o LVIP Delaware Bond Fund: Maximum current income (yield) consistent with a prudent investment strategy.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Sub-advised by Delaware Management Company)*

     This fund is not available in contracts issued on or after June 30, 2009.


  o LVIP Delaware Growth and Income Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

     This fund is not available in contracts issued on or after May 23, 2011.


  o LVIP Delaware Social Awareness Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Dimensional Non-U.S. Equity RPM Fund: Long-term capital appreciation; a fund of funds.
     (formerly LVIP Dimensional Non-U.S. Equity Fund)

  o LVIP Dimensional U.S. Equity RPM Fund: Long-term capital appreciation; a fund of funds.
     (formerly LVIP Dimensional U.S. Equity Fund)

  o LVIP Dimensional/Vanguard Total Bond Fund: Total return consistent with preservation of capital.


  o LVIP Global Income Fund: Current income consistent with preservation of capital.

     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP JPMorgan High Yield Fund: A high level of current income; capital appreciation is the secondary objective.
     (Sub-advised by J.P. Morgan Investment Management Inc.)
     (formerly LVIP J.P. Morgan High Yield Fund)

  o LVIP JPMorgan Mid Cap Value RPM Fund: Long-term capital appreciation. (Sub-advised by J.P. Morgan Investment Management Inc.)
     (formerly LVIP Columbia Value Opportunities Funds)

  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Sub-advised by Massachusetts Financial Services Company)

  o LVIP MFS International Growth RPM Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP MFS Value Fund: Capital appreciation.
     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Sub-advised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

     (Sub-advised by Delaware Management Company)*

  o LVIP RPM BlackRock Global Allocation V.I. Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP RPM Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio: Capital appreciation; a fund of funds.
     This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP SSgA Bond Index Fund: To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Conservative Index Allocation Fund: A high level of current income, with some consideration given to growth of capital; a fund of funds.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Conservative Structured Allocation Fund: A high level of current income, with some consideration given to growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Developed International 150 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation RPM Fund: Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)
     (formerly LVIP SSgA Global Tactical Allocation Fund)

  o LVIP SSgA International Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: To maximize long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap RPM Fund: Capital appreciation; a fund of funds. This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP SSgA Moderate Index Allocation Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Moderate Structured Allocation Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Moderately Aggressive Index Allocation: A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Mid Cap 200 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.**
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index*, which emphasizes stocks of small U.S. companies.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap RPM Fund: Capital appreciation; a fund of funds. This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP T. Rowe Price Growth Stock Fund: Long-term capital growth. (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: To maximize capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth RPM Fund: Long-term capital growth.
     (Sub-advised by Templeton Investment Counsel, LLC)
     (formerly LVIP Templeton Growth Fund)

  o LVIP UBS Large Cap Growth RPM Fund: Long-term growth of capital in a manner consistent with the preservation of capital.
    (Sub-advised by UBS Global Asset Management (Americas), Inc.)
     (formerly LIVP Janus Capital Appreciation Fund)

  o LVIP Vanguard Domestic Equity ETF Fund: Long-term capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund: Long-term capital appreciation; a fund of funds.

  o LVIP Protected Profile 2010 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2020 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2030 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2040 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile Conservative Fund: A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Protected Profile Growth Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Protected Profile Moderate Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.
     This fund is not available in contracts issued on or after May 23, 2011.

  o Utilities Series: Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio: Maximum real return.

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.



Fund Shares


We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.


When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.


The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.



Reinvestment of Dividends and Capital Gain Distributions


All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.

Addition, Deletion or Substitution of Investments


We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.


We also may:

 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;

 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.


We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.




Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;

 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);

 o maintaining records;

 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and

 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.


The risks we assume include:

 o the risk that Annuitants receiving Annuity Payouts, including Lincoln SmartIncomeSM Inflation payouts, live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will exceed the Contract Value;
 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);
 o the risk the Covered Life under the Lincoln Long-Term CareSM Advantage rider will live longer while receiving benefits than we assumed in the rate setting process (these rates may change subject to state insurance department approval);
 o the risk that the actual number of claims under the Lincoln Long-Term CareSM Advantage rider exceeds the number of claims we assumed in the rate setting process (these rates may change subject to state insurance department approval); and
 o the risk that the payments of the Acceleration and Growth Benefit under the Lincoln Long-Term CareSM Advantage rider exceed the Contract Value.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Due to the different cost structure of contracts purchased as part of a Fee-Based Financial Plan, such contracts will have different mortality and expense risk charges and a waiver of the sales charge.



Deductions from the VAA



For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:





                                                 Guarantee of    Enhanced Guaranteed
                               Account Value   Principal Death      Minimum Death     Estate Enhancement
                               Death Benefit       Benefit         Benefit (EGMDB)      Benefit (EEB)
                              --------------- ----------------- -------------------- -------------------
      Mortality and expense
  risk charge................     0.65%            0.70%               0.95%                1.15%
      Administrative charge...    0.10%            0.10%               0.10%                0.10%
                                   ----             ----                ----                ----
      Total annual charge for
  each Subaccount*...........     0.75%            0.80%               1.05%                1.25%



*For contracts purchased prior to June 30, 2010 (if purchased as part of a Fee-Based Financial Plan) or prior to November 15, 2010 (other than contracts purchased as part of a Fee-Based Financial Plan), the total annual charges are:
EEB 1.10%; EGMDB 0.90%; Guarantee of Principal 0.75%; Account Value 0.65%.



For contracts purchased as part of a fee-based financial plan on or after June 30, 2010, we apply to the average daily net asset value of the subaccounts a charge which is& equal to an annual rate of:




                                                 Guarantee of    Enhanced Guaranteed
                               Account Value   Principal Death      Minimum Death     Estate Enhancement
                               Death Benefit       Benefit         Benefit (EGMDB)      Benefit (EEB)
                              --------------- ----------------- -------------------- -------------------
      Mortality and expense
  risk charge................     0.50%            0.55%               0.80%                1.00%
      Administrative charge...    0.10%            0.10%               0.10%                0.10%
                                   ----             ----                ----                ----
      Total annual charge for
  each Subaccount*...........     0.60%            0.65%               0.90%                1.10%



*For contracts purchased prior to June 30, 2010 (if purchased as part of a Fee-Based Financial Plan) or prior to November 15, 2010 (other than contracts purchased as part of a Fee-Based Financial Plan), the total annual charges are:
EEB 1.10%; EGMDB 0.90%; Guarantee of Principal 0.75%; Account Value 0.65%.



Sales Charge


A front-end load, or sales charge, will be applied to all initial and subsequent Gross Purchase Payments that you make. We deduct the sales charge from each Gross Purchase Payment before it is allocated to a Subaccount and/or fixed account. The sales charge is a percentage of each Gross Purchase Payment and is based on the owner's investment amount at the time each Gross Purchase Payment is made.



For contracts purchased on or after February 8, 2010, the sales charge is calculated according to the following scale:



Owner's Investment               Sales Charge
------------------------------- -------------
      $0 - $49,999 .                5.50%
      $50,000 - $99,999 .           4.50%
      $100,000 - $249,999 .         3.50%
      $250,000 - $499,999 .         2.50%
      $500,000 - $999,999 .         2.00%
      $1,000,000 or greater .       1.00%

For contracts purchased prior to February 8, 2010, the sales charge is calculated according to the following scale:

Owner's Investment               Sales Charge
------------------------------- -------------
      Under $25,000 .               5.75%
      $25,000 - $49,999 .           5.00%
      $50,000 - $99,999 .           4.50%
      $100,000 - $249,999 .         3.50%
      $250,000 - $499,999 .         2.50%
      $500,000 - $749,999 .         2.00%
      $750,000 - $999,999 .         1.50%
      $1,000,000 or greater .       1.00%

For contracts purchased on or after November 9, 2009, the owner's investment is defined, in accordance with our procedures, as the sum of:


1. the current Gross Purchase Payment and,


2. if making an addition to an existing contract, the higher of:


     a. the existing Contract Value, or;

     b. the sum of all previous Gross Purchase Payments made into the existing contract less any withdrawals.

No sales charges will be applied on contracts issued to Selling Group
  Individuals, if applicable, in your state.


For contracts purchased prior to November 9, 2009, the owner's investment is defined, in accordance with our procedures, as the sum of:


a) The Contract Values for any individual Lincoln annuity contracts owned by an eligible owner (defined below)


b) the amount (in dollars) of an eligible owner's investment in retail mutual funds (excluding those assets in fee based or advisory accounts) from the fund families that also offer investment options in this variable annuity contract


c) the amount of the current Gross Purchase Payment you are making into this contract.

An eligible owner includes you as the Contractowner of your Lincoln ChoicePlus AssuranceSM (A Share) contract and any joint owner you have named on your annuity contract. Annuity contracts and mutual funds owned by any non-natural owner are included if the Contractowner's or joint owner's social security number is listed on the annuity contract or brokerage account.


In addition:

 o This program is only available if your broker's firm has an agreement with Lincoln Life in which the broker-dealer firm agrees to provide Lincoln Life with the amount of the owner's investment based on the mutual funds and annuity contracts in your account at the brokerage firm. Contract Values or Account Values which are not recorded with your broker's firm will not be included in the owner's investment calculation;
 o If your broker's firm does not have this agreement in place or, if the firm has an agreement, but does not provide Lincoln Life with the owner's investment, only the Gross Purchase Payment and Contract Value, if any, in this particular Lincoln ChoicePlus AssuranceSM (A Share) contract will be considered in the sales charge calculation; and

 o The amount of the owner's investment, if any, should be specified in the application when you purchase a contract. Your broker will inform you if the broker-dealer has an agreement in place and if the broker-dealer is willing to provide the amount of the owner's investment. Check with your broker if you have questions regarding the dollar amount of your owner's investment calculation.


If you intend to make additional Purchase Payments within thirteen months from the date you purchase the contract, you might be able to lower the sales charge you pay by indicating in a Letter of Intent, the total amount of Purchase Payments you intend to make in the thirteen months from the date you purchase your contract. On the date you purchase your contract, we will deduct a sales charge based on the total amount you plan to invest over the following thirteen months (rather than on the amount of the actual Purchase Payment), if that sales charge is less than the sales charge based on your initial Purchase Payment. For example, if your initial Purchase Payment is $90,000, and you have submitted a Letter of Intent that indicates your intent to invest an additional $10,000 during the next thirteen months (for total Purchase Payments equal to $100,000), the sales charge will be calculated based on the assumed $100,000 investment (which qualifies for a sales charge of 3.50%) instead of your actual initial Purchase Payment of $90,000 (which qualifies for a sales charge of 4.50%). When you purchase your contract, a sales charge of 3.50% will be applied against your $90,000 initial Purchase Payment, and once you make the $10,000 additional Purchase Payment as indicated in your Letter of Intent, another 3.50% sales charge will be applied against the $10,000 Purchase Payment. If you do not make the amount of Purchase Payments stated in the Letter of Intent during the thirteen month period, we will recalculate the sales charge based on the actual amount of Purchase Payments we received in the thirteen month period. If you owe us additional money, we will deduct this amount proportionately from the fixed account and each Subaccount of your Contract Value by the tenth business day of the fourteenth month from the initial Purchase Payment. If you make a subsequent Purchase Payments into this contract, we may also accept a Letter of Intent for another thirteen month period. We reserve the right to discontinue this option at any time after providing notice to you.

The sales charge will be waived for contracts purchased as part of a Fee-Based Financial Plan.



Account Fee


During the accumulation period, we will deduct an account fee of $20 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $20 account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $50,000 on the contract anniversary. There is no account fee on contracts issued to Selling Group Individuals, or to individuals who purchase the contract as part of a Fee-Based Financial Plan.



Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option. There is no additional charge for Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.


The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Gross Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent Gross Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on or after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on or after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Gross Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.


An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.


Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Gross Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.


If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

As of December 31, 2010 (or later in certain states), this rider is no longer available for purchase.

4LATER (Reg. TM) Advantage Protected Funds Charge. While this rider is in effect, there is a charge for the 4LATER (Reg. TM) Advantage Protected Funds. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.


The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the 4LATER (Reg. TM) Advantage Protected Funds Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage Protected Funds section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage Protected Funds
- Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:


1) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1
   Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or

3) 1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase.

The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Gross Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Gross Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.


Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.


As of July 16, 2012 (or later in some states), this rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective (or your initial Purchase Payment if i4LIFE (Reg.
TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals. i4LIFE (Reg. TM) Advantage provides Regular Income Payments for your life, subject to certain conditions, during two time periods: the Access Period and the Lifetime Income Period. During the Access Period, you have access to your Account Value. You select when the Access Period begins and ends at the time you elect i4LIFE (Reg. TM) Advantage. The Lifetime Income Period begins immediately after the Access Period ends. The Lifetime Income Period ends when you die (or upon the death of a Secondary Life, if any).


The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.15% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.20% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.45% for the i4LIFE (Reg. TM) Advantage EGMDB. For contracts purchased as part of a Fee-Based Financial Plan, the annual rate for the i4LIFE (Reg. TM) Advantage charge is 1.00% Account Value Death Benefit; 1.05% Guarantee of Principal Death Benefit; and 1.30% EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.15%, or 1.00% for contracts purchased as part of a Fee-Based Financial Plan. This charge consists of a mortality and expense risk charge, and an administrative charge. These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the time the contract is issued, i4LIFE (Reg. TM) Advantage will become effective as of the contract's effective date, and we will begin deducting the charge at that time. If i4LIFE (Reg. TM) is elected at any point after the contract has been issued, i4LIFE (Reg. TM) Advantage will become effective as of the next Valuation Date after we receive a completed election form in Good Order at our Home Office. We will begin deducting the charge at that time. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.80% (1.65% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.85% (1.70% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.10% (1.95% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB. For contracts purchased as part of a Fee-Based Financial Plan, the total percentage charge is computed daily as follows: 1.65% (1.50% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.70% (1.55% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.95% (1.80% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.00% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.05% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.30% for the i4LIFE (Reg. TM) Advantage EGMDB. For contracts purchased as part of a Fee-Based Financial Plan, the total percentage charge is computed daily as follows: 1.85% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.90% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.15% for the i4LIFE (Reg.
TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds over and above the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4).


The Guaranteed Income Benefit percentage charge will not change until there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds. Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4). Purchasers who previously purchased 4LATER (Reg. TM) Advantage Protected Funds may carry over certain features of 4LATER (Reg. TM) Advantage Protected Funds to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds, the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage
2.0 or 4LATER (Reg. TM) Advantage Protected Funds for a description of the Income Base. The total annual Subaccount charges of 1.05% for the EGMDB, 0.80% for the Guarantee of Principal Death Benefit and 0.75% for the Account Value Death Benefit (0.90% for EGMDB; 0.65% for Guarantee of Principal Death Benefit and 0.60% for Account Value Death Benefit for contracts sold to a Fee-Based Financial Plan) also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage
2.0 or 4LATER (Reg. TM) Advantage Protected Funds are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds will not change until there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg.
TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (version 4) and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the Contractowner is 65 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER (Reg. TM) Advantage Protected Funds except for the different initial Guaranteed Income Benefit rates set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)






1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (version 4) ($125,000 * 1.05%
 current charge for Lincoln Lifetime IncomeSM Advantage 2.0) (charge is assessed against the Income Base since it is
 larger than the Account Value)...........................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,066
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000


The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.





1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).........  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)...............  $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(version 4) ($1,312.50 * ($5,175/$5,000))
 Prior charge * [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income   $1,358.44
  Benefit]  .


If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)


Continuing the above example:

1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit          $1,358.44
  (version 4)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)................  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .                $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from 1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
($1,358.44 * ($5,550/$5,175) *
 (1.15%/1.05%))...........................................................................  $1,595.63


The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any Excess Withdrawals. Future step-ups as described in the rider would continue.


After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.80% for the i4LIFE (Reg. TM) Account Value Death Benefit; 1.85% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.10% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase. For contracts purchased as part of a Fee-Based Financial Plan, the total percentage charge is computed daily as follows: 1.65% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.70% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.95% for the i4LIFE (Reg. TM) Advantage EGMDB.


On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.


After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.


After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.65% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.70% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.95% for the i4LIFE (Reg. TM) Advantage EGMDB.

For contracts purchased as part of a Fee-Based Financial Plan, the total percentage charge is computed daily as follows: 1.50% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.55% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.80% for the i4LIFE (Reg. TM) Advantage EGMDB.


Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Lincoln Long-Term CareSM Advantage (LTC Rider) Charge. While the LTC rider is in effect, there is a charge for the LTC Rider ("LTC Charge") that is deducted from the Contract Value on a quarterly basis. The LTC Charge will consist of the sum of three charges:
 o the Acceleration Benefit Charge,
 o the Extension Benefit Charge, and
 o the Optional Nonforfeiture Benefit Charge (if elected).

The first deduction will occur on the business day on or next following the three month contract anniversary and will be deducted every three months thereafter. This deduction will be made proportionately from the Contract Value in the Subaccounts, the fixed account for use with dollar-cost averaging and the LTC Fixed Account until the Contract Value is reduced to zero. Deductions from the Subaccounts and the fixed accounts will be made in proportion to the value in each Subaccount and fixed account. A proportional LTC Charge will be deducted upon termination of the LTC Rider, upon commencement of Annuity Payouts and upon contract surrender. A proportional LTC Charge will not be deducted if the LTC Rider is terminated due to death.

Acceleration Benefit Charge

The Acceleration Benefit Charge has a guaranteed maximum annual percentage rate of 1.50% of the LTC Guaranteed Amount. The current annual percentage rate is 0.50% of the LTC Guaranteed Amount under the Growth Benefit option and 0.35% of the LTC Guaranteed Amount under the Level Benefit option. The annual percentage rate may change at any time and will never exceed the guaranteed maximum annual percentage rate of 1.50 % of the LTC Guaranteed Amount. We will give you 30 days written notice of our intent to raise the annual percentage rate. Any increase to the annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the annual percentage rate will be the same for all Contractowners in the same class on a nondiscriminatory manner. The Acceleration Benefit Charge annual percentage rate for the Growth Benefit option will not change to the annual percentage rate for the Level Benefit after you terminate the Automatic Step-ups.





 The LTC Charge will be higher if you choose the Growth Benefit option because the
Acceleration Benefit Charge annual percentage
 rate is higher for the Growth Benefit option than it is for the Level Benefit option and the LTC Guaranteed Amount against which the
 Acceleration Benefit Charge annual percentage rate is assessed may be higher due to
Automatic Step-ups.




The Acceleration Benefit Charge is calculated by multiplying the LTC Guaranteed Amount as of the date on which the charge is deducted by 1/4 of the Acceleration Benefit Charge annual percentage rate. With the Level Benefit option, the Acceleration Benefit Charge will decrease as the LTC Guaranteed Amount is reduced by Acceleration Benefit payments or Excess Withdrawals. With the Growth Benefit option, the Acceleration Benefit Charge will increase or decrease as the LTC Guaranteed Amount increases by the Automatic Step-up or is reduced by Acceleration Benefit payments, Growth Benefit payments or Excess Withdrawals. The Acceleration Benefit Charge will be deducted until the LTC Guaranteed Amount is reduced to zero or there is no Contract Value remaining, whichever occurs first.

Extension Benefit Charge

The Extension Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Extension Benefit Charge annual percentage rates range as set forth in the charts below. The initial Extension Benefit Charge annual percentage rate will be stated on the Specifications page of your LTC Rider. We will give you 30 days written notice of our intent to raise the Extension Benefit Charge annual percentage rate. Any increase to the Extension Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current Extension Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Extension Benefit Charge annual percentage rate is increased to an amount greater than a specified percentage of the initial current Extension Benefit Charge annual percentage rate you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits - Nonforfeiture Benefit for more information.

 Extension Benefit Charge: 50%
  Benefit for Assisted Living
           Services
States: AK, AL, AR, AZ, DC, DE,
GA, IA, KY, LA, MD, ME, MI, MO,
              MS,
MT, NC, ND, NE, NM, OK, OR, RI,
        SC, SD, WV, WY
       Age on        Extension
 Contract Date   Benefit Charge
     45-49           0.26%
     50-54           0.30%
     55-59           0.32%
     60-64           0.38%
     65-69           0.50%
     70-74           0.68%








Extension Benefit Charge: 100%
  Benefit for Assisted Living
           Services
       All other states
       Age on        Extension
 Contract Date   Benefit Charge
     45-49           0.28%
     50-54           0.32%
     55-59           0.36%
     60-64           0.40%
     65-69           0.54%
     70-74           0.76%



The Extension Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by 1/4 of the Extension Benefit Charge annual percentage rate (which is stated in the LTC rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Extension Benefit Charge will increase as the Extension Benefit increases to twice the amount of any subsequent Gross Purchase Payments made prior to the 90th day after the contract date. The Extension Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Extension Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Extension Benefit Charge annual percentage rate is based upon your age as of the contract date.

Optional Nonforfeiture Benefit Charge

The Optional Nonforfeiture Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Optional Nonforfeiture Benefit Charge annual percentage rates range as set forth in the charts below. We will give you 30 days written notice of our intent to raise the current Optional Nonforfeiture Benefit Charge annual percentage rate. Any increase to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner.





              Optional Nonforfeiture Benefit Charge: 50% Benefit for Assisted Living
                                             Services
               States: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS,
                          MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
                                   Age on                                   Optional Nonforfeiture
                             Contract Date                                    Benefit Charge
           45-49                                                                  0.04%
           50-54                                                                  0.05%
           55-59                                                                  0.05%
           60-64                                                                  0.06%
           65-69                                                                  0.08%
           70-74                                                                  0.11%








              Optional Nonforfeiture Benefit Charge: 100% Benefit for Assisted Living
                                             Services
                                         All other states
                                   Age on                                    Optional Nonforfeiture
                              Contract Date                                    Benefit Charge
           45-49                                                                   0.05%
           50-54                                                                   0.05%
           55-59                                                                   0.06%
           60-64                                                                   0.06%
           65-69                                                                   0.09%
           70-74                                                                   0.12%



The Optional Nonforfeiture Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by 1/4 of the Optional Nonforfeiture Benefit Charge annual percentage rate (which is stated in the LTC rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Optional Nonforfeiture Benefit Charge will increase as the Extension Benefit increases due to Gross Purchase Payments made within the first 90 days after the contract date. The Optional Nonforfeiture Benefit Charge will decrease as the Extension Benefit decreases by Extension Benefit payments or Excess Withdrawals. The Optional Nonforfeiture Benefit Charge will be deducted until the Extension Benefit is zero or there is no Contract Value remaining, whichever occurs first. The Optional Nonforfeiture Benefit Charge annual percentage rate is based upon your age as of the contract date.





  Example: The following example illustrates the calculation of the LTC Benefit Charge for a
60 year old who lives in Georgia. The
  example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been chosen.
  Acceleration Benefit:                                                      $100,000
  LTC Guaranteed Amount:                                                     $100,000
  Extension Benefit:                                                         $200,000
  Acceleration Benefit Charge Annual Percentage Rate:                        0.35%
  Extension Benefit Charge Annual Percentage Rate:                           0.38%

 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:
 LTC Charge (Annual)*:

                                                                 * $350 Acceleration Benefit Charge (0.35% * $100,000 LTC
                                                                Guaranteed Amount) + $760 Extension Benefit
                                                                Charge (0.38% * $200,000 Extension Benefit) + $120 Optional
                                                                Nonforfeiture Charge (0.06%* $200,000
                                                                Extension Benefit) = $1,230 annual LTC Charge



 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:   0.06%
 LTC Charge (Annual)*:                                           $1,230








 Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia.
The
 example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been
chosen.
 Acceleration Benefit:
 LTC Guaranteed Amount:
 Extension Benefit:
 Growth Benefit:
 Acceleration Benefit Charge Annual Percentage Rate:
 Extension Benefit Charge Annual Percentage Rate:
 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:
 LTC Charge (Annual)*:

                                                                                            *$500.00 Acceleration Benefit
                                                                                           Charge (0.50% * $100,000 LTC
                                                                                           Guaranteed Amount)) + $760.00
                                                                                           Extension
                                                                                           Benefit Charge (0.38% * $200,000
                                                                                           Extension Benefit) + $120.00
                                                                                           Optional Nonforfeiture Benefit
                                                                                           Charge
                                                                                           (0.06%* $200,000 Extension Benefit)=
                                                                                           $1,380 annual LTC Charge



 Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The
 example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been chosen.
 Acceleration Benefit:                                                                      $100,000
 LTC Guaranteed Amount:                                                                     $100,000
 Extension Benefit:                                                                         $200,000
 Growth Benefit:                                                                                  $0
 Acceleration Benefit Charge Annual Percentage Rate:                                        0.50%
 Extension Benefit Charge Annual Percentage Rate:                                           0.38%
 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:                              0.06%
 LTC Charge (Annual)*:                                                                        $1,380




Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.


The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the Interest Adjustment. See Fixed Side of the Contract.


The mortality and expense risk and administrative charge of 0.75% of the Contract Value (0.60% of the Contract Value on all contracts purchased prior to November 15, 2010 and on all contracts purchased as part of a Fee-Based Financial Plan on or after June 30, 2010) will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectus for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge

(as a percentage of the Unscheduled Payment)*



                                 Rider Year
                   --------------------------------------
                     1    2    3    4    5    6    7   8
                   ---- ---- ---- ---- ---- ---- ---- ---
  Charge.......... 7%   7%   7%   6%   5%   4%   3%   0%

* A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.

Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.



Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o contracts sold by registered investment advisers who charge a fee for financial plans,

 o sales to Selling Group Individuals,

 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.

When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Gross Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Gross Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Gross Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Gross Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Gross Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Gross Purchase Payment within two business days.



Who Can Invest


To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.


Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or new sales charges may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments


You may make Gross Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Gross Purchase Payment is $1,500 ($10,000 is sold as part of a Fee-Based Financial Plan). The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant under a Living Benefit rider. If you elect a Living Benefit rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit Purchase Payments made to the contract.

If you elect a Living Benefit rider (other than i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, no additional Purchase Payments can be made. If you elect the Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract effective date. This means that you will be limited in your ability to build your Contract Value and/or increase the amount of any guaranteed benefit under a Living Benefit rider by making additional Purchase Payments to the contract.

You should carefully consider these limitations, and any other limitations of the contract, and how they may impact your long-term investment plans, especially if you intend to build Contract Value by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit rider.



Valuation Date


Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.



Allocation of Purchase Payments


Net Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Net Purchase Payments in the fixed account, if available.

The minimum amount of any Net Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Net Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.

If we receive your Gross Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your Gross Purchase Payment. If we receive your Gross Purchase Payment in Good Order at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Gross Purchase Payment to your registered representative, we will generally not begin processing the Gross Purchase Payment until we receive it from your representative's broker-dealer. If your



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broker-dealer submits your Gross Purchase Payment to us through the Depository
Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Gross Purchase Payment to us, and your Gross Purchase Payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Gross Purchase Payment. If your Gross Purchase Payment was placed with your broker-dealer at or after 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.



Valuation of Accumulation Units


Net Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Net Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1. The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2. The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers On or Before the Annuity Commencement Date


After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.

A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the end of the Valuation Date (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.

If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the



                                                                              45
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fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:

 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.


Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.


Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.



Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.



Market Timing


Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.



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


We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.


Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date


You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.


These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership


The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.

As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified



                                                                              47
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contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefit or Living Benefits in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant [unless you are a tax-exempt entity, then you can name two joint Annuitants]. You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or Living Benefits. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.



Surrenders and Withdrawals


Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.



Additional Services


These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.



We reserve the right to restrict access to this program at any time.

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


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment.

The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. As of May 1, 2010, this service is no longer available unless the Contractowner had enrolled in this service prior to this date. You specifiy the applicable Subaccounts, the baseline amount and the interval period.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable account Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.


Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models


The asset allocation models discussed below are no longer available.

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will deduct any withdrawals you make from the Subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.


Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.


In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.



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


The election of certain Living Benefit riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.


The models are as follows:

 o The Lincoln SSgA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in three equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
   This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   70% in three equity Subaccounts and 30% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in seven equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.


 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in seven equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in seven equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.


Your registered representative will have more information on the specific investments of each model.


Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation.

You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.





                                               % of Contract Value
                                              --------------------
      FTVIPT Franklin Income Securities......         34%
      FTVIPT Mutual Shares Securities........         33%
      LVIP Templeton Growth Fund.............         33%


Death Benefit


The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.





 UPON DEATH OF:    AND...
Contractowner     There is a surviving joint owner
 Contractowner     There is no surviving joint owner
Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living
Annuitant         The Contractowner is living
 Annuitant**       The Contractowner is a trust or
                  other non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    joint owner
 Contractowner     The Annuitant is living or deceased    designated Beneficiary
Contractowner     The Annuitant is living or deceased    Contractowner's estate
 Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues
 Annuitant**       No contingent Annuitant allowed        designated Beneficiary
                  with non-natural Contractowner




* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.



** Death of Annuitant is treated like death of the Contractowner.


If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.

Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.

Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage).

For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all Purchase Payments is reduced by the sum of all withdrawals. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (an Interest Adjustment for example) and premium taxes, if any.

The Guarantee of Principal Death Benefit may be discontinued by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will deduct the daily charge for the Account Value Death Benefit as of the effective date of the change. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Gross Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Gross Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.

The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will deduct the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.

Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or

 o the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Gross Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Gross Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or
 o the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:

  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.


Contract earnings equal:

 o the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Gross Purchase Payments on that date); minus
 o each Gross Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus

 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where


     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.


The covered earnings limit equals 200% of:

 o the Contract Value as of the effective date of this rider (determined before the allocation of any Gross Purchase Payments on that date); plus
 o each Gross Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus

 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where


     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The EEB rider may not be available in all states. Please check with your registered investment representative regarding availability of this rider. The EEB rider can only be elected at the time the contract is purchased. The EEB rider is not available if you have elected the Lincoln Long-Term CareSM Advantage rider.

The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.



General Death Benefit Information


Only one of these Death Benefits may be in effect at any one time. This benefit terminates if you elect i4LIFE (Reg. TM) Advantage (which provides a Death Benefit) or if you elect an annuitization option.

If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity. Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the date the surviving spouse elects to continue will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.

If the EEB rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMDB charge that was in effect at the time you purchased your contract.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:


1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).


Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit has elected a lump sum settlement and the Death Benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



Investment Requirements


If you purchase a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.

If you elect a Living Benefit rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds employ investment strategies that are intended to provide downside protection and manage volatility. These funds are included under the Investment Requirements, in part, to reduce the risk of investment losses that would require us to use our own assets to make guaranteed payments under the Living Benefit riders that are offered under the contract. Our financial interest in reducing loss and the volatility of overall contract values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of contractowners. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.




                                                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                   AND THE DATE OF ELECTION IS...  INVESTMENT REQUIREMENTS
4LATER (Reg. TM) Advantage Protected Funds                        On or after July 16, 2012        Option 3 for Protected
                                                                                                   Funds Riders
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected    On or after May 21, 2012         Option 3 for Protected
Funds                                                                                              Funds riders

 IF YOU ELECT...                                                    AND THE DATE OF ELECTION IS...
Lincoln Lifetime IncomeSM Advantage 2.0 Protected                  On or after April 2, 2012
Funds
 Lincoln Long-Term CareSM Advantage                                 On or after April 11, 2011
Lincoln Lifetime IncomeSM Advantage 2.0                            On or after November 15, 2010
 Lincoln Lifetime IncomeSM Advantage                                February 19, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
Lincoln SmartSecurity (Reg. TM) Advantage                          Prior to April 10, 2006
                                                                   April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
 4LATER (Reg. TM) Advantage                                         April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    Prior to April 10, 2006
                                                                   On or after April 10, 2006
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    October 6, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    On or after November 15, 2010



                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                   INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage 2.0 Protected                  Option 3 for Protected
Funds                                                              Funds riders
 Lincoln Long-Term CareSM Advantage                                 Option 3
Lincoln Lifetime IncomeSM Advantage 2.0                            Option 3
 Lincoln Lifetime IncomeSM Advantage                                Option 2
                                                                   Option 3
Lincoln SmartSecurity (Reg. TM) Advantage                          N/A
                                                                   Option 1
                                                                   Option 3
 4LATER (Reg. TM) Advantage                                         Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    N/A
                                                                   Option 1
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    Option 2
                                                                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    Option 3


Investment Requirements - Option 1


No more than 35% of your Contract Value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following Subaccounts ("Limited Subaccounts") (Note: not all Subaccounts are available with all contracts):

 o AllianceBernstein VPS Global Thematic Growth Portfolio
 o AllianceBernstein VPS International Value Portfolio
 o AllianceBernstein VPS Small/Mid Cap Value Portfolio
 o American Funds Global Growth Fund
 o American Funds Global Small Capitalization Fund
 o American Funds International Fund
 o Delaware VIP (Reg. TM) Emerging Markets Series
 o Delaware VIP (Reg. TM) High Yield Series
 o Delaware VIP (Reg. TM) REIT Series
 o Delaware VIP (Reg. TM) Small Cap Value Series
 o Delaware VIP (Reg. TM) Smid Cap Growth Series
 o DWS Small Cap Index VIP
 o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
 o Fidelity (Reg. TM) VIP Overseas Portfolio
 o FTVIPT Franklin Income Securities Fund
 o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
 o FTVIPT Mutual Shares Securities Fund
 o FTVIPT Templeton Growth Securities Fund
 o Invesco V.I. International Growth Fund
 o Janus Aspen Enterprise Portfolio
 o Janus Aspen Global Research Portfolio
 o LVIP Baron Growth Opportunities Fund
 o LVIP BlackRock Emerging Markets RPM Fund
 o LVIP Clarion Global Real Estate Fund o LVIP Columbia Small-Mid Cap Growth RPM Fund
 o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund
 o LVIP Delaware Special Opportunities Fund
 o LVIP Dimensional Non-U.S. Equity RPM Fund
 o LVIP JPMorgan High Yield Fund
 o LVIP JPMorgan Mid Cap Value RPM Fund
 o LVIP MFS International Growth Fund
 o LVIP Mid-Cap Value Fund
 o LVIP Mondrian International Value Fund
 o LVIP SSgA Developed International 150 Fund
 o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA International Index Fund
 o LVIP SSgA Small-Cap Index Fund
 o LVIP SSgA Small-Mid Cap 200 Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 o LVIP Templeton Growth RPM Fund
 o LVIP Vanguard International Equity ETF Fund
 o LVIP Protected Profile 2040 Fund
 o MFS (Reg. TM)VIT Growth Series
 o MFS (Reg. TM)VIT Utilities Series
 o Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
 o Neuberger Berman AMT Mid-Cap Growth Portfolio
 o Putnam VT Global Health Care Fund

All other variable Subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation VIP Portfolio and PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.


You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move Subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.


At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;


2. submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or


3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2


You can select the percentages of Contract Value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements, then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.


At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;


2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009.

4. for Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the Subaccount groups are as follows:






                                                                          Group 2
                                                                          Investments cannot exceed 75% of Contract Value or
Group 1                                                                   Account Value (if
Investments must be at least 25% of Contract Value or Account Value (if   i4LIFE (Reg. TM) Advantage with Guaranteed Income
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)   Benefit is in effect) ----------------------------
------------------------------------------------------------------------- ----------------------
American Century VP Inflation Protection Fund                             All other investment options except as discussed
                                                                          below.
Delaware VIP (Reg. TM) Diversified Income Series
Delaware VIP (Reg. TM) High Yield Series
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
FTVIPT Templeton Global Bond Securities Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund





Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)
-------------------------------------------------------------------------
Delaware VIP (Reg. TM) REIT Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets RPM Fund
LVIP SSgA Emerging Markets 100 Fund



To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

o American Century VP Inflation Protection Fund
o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) High Yield Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o FTVIPT Franklin Income Securities Fund
o FTVIPT Templeton Global Bond Securities Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund

o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o LVIP Protected Profile 2010 Fund
o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile 2030 Fund

o LVIP Protected Profile 2040 Fund
o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund

o LVIP Protected Profile Moderate Fund
o LVIP RPM BlackRock Global Allocation V.I. Fund
o MFS (Reg. TM) VIT Total Return Series

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 Subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Protected Profile Moderate Fund, the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the FTVIPT Franklin Income Securities Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.



Investment Requirements - Option 3


If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds or 4LATER (Reg.
TM) Advantage Protected Funds you must allocate your Contract Value among one or more of the Subaccounts listed in the Investment Requirements for Protected Funds section below. If you elect any other Living Benefit rider, you must allocate your Contract Value among one or more of the Subaccounts listed in the Investment Requirements for other Living Benefit Riders section below. For all Living Benefit riders, you can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg.
TM) Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.


At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or


2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

Option 3 - Investment Requirements for Protected Funds Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, or 4LATER (Reg. TM) Advantage Protected Funds, you must allocate your Contract Value among one or more of the following Subaccounts only.






                                                                                  Group 2
                                                                                  Investments cannot exceed 70% of Contract
                                                                                  Value or Account Value (if
Group 1                                                                           i4LIFE (Reg. TM) Advantage with Guaranteed
Investments must be at least 30% of Contract Value or Account Value (if           Income Benefit Protected Funds is in
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Protected Funds is in   effect)
effect)                                                                                                             ------------
--------------------------------------------------------------------------------- ----------------------------------
Delaware VIP (Reg. TM) Diversified Income Series                                  LVIP BlackRock Equity Dividend RPM Fund
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series                     LVIP Columbia Small-Mid Cap Growth RPM Fund
LVIP BlackRock Inflation Protected Bond Fund                                      LVIP Dimensional Non-U.S. Equity RPM Fund
LVIP Delaware Bond Fund                                                           LVIP Dimensional U.S. Equity RPM Fund
LVIP Delaware Diversified Floating Rate Fund                                      LVIP JPMorgan Mid Cap Value RPM Fund
LVIP Dimensional/Vanguard Total Bond Fund                                         LVIP MFS International Growth RPM Fund
LVIP SSgA Bond Index Fund                                                         LVIP Protected Profile Conservative Fund
                                                                                  LVIP Protected Profile Growth Fund
                                                                                  LVIP Protected Profile Moderate Fund
                                                                                  LVIP RPM BlackRock Global Allocation V.I.
                                                                                  Fund
                                                                                  LVIP RPM Fidelity (Reg. TM) VIP Contrafund
                                                                                  (Reg. TM) Portfolio
                                                                                  LVIP SSgA Global Tactical Allocation RPM Fund
                                                                                  LVIP SSgA Large Cap RPM Fund
                                                                                  LVIP SSgA Small-Cap RPM Fund
                                                                                  LVIP Templeton Growth RPM Fund
                                                                                  LVIP UBS Large Cap Growth RPM Fund







Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Protected Funds is in effect)
--------------------------------------------------------------------------------
LVIP BlackRock Emerging Markets RPM Fund



As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. *Any remaining funds listed below that are not listed in Group 1 will fall will fall into Group 2 and be subject to Group 2 restrictions. The fixed account is only available for dollar cost averaging.

o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series*
o Delaware VIP (Reg. TM) Diversified Income Series*
o LVIP BlackRock Inflation Protected Bond Fund*
o LVIP Delaware Bond Fund*
o LVIP Delaware Diversified Floating Rate Fund*
o LVIP Dimensional/Vanguard Total Bond Fund*

o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o LVIP RPM BlackRock Global Allocation V.I. Fund
o LVIP SSgA Bond Index Fund*
o LVIP SSgA Global Tactical Allocation RPM Fund




Option 3 - Investment Requirements for other Living Benefit Riders. If you elect a Living Benefit rider other than Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, or 4LATER (Reg. TM) Advantage Protected Funds, you must allocate your Contract Value among one or more of the following Subaccounts only.






                                                                          Group 2
                                                                          Investments cannot exceed 70% of Contract Value or
Group 1                                                                   Account Value (if
Investments must be at least 30% of Contract Value or Account Value (if   i4LIFE (Reg. TM) Advantage with Guaranteed Income
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)   Benefit is in effect) ----------------------------
------------------------------------------------------------------------- ----------------------
American Century VP Inflation Protection Fund                             All other funds except as described below.
Delaware VIP (Reg. TM) Diversified Income Series
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
FTVIPT Templeton Global Bond Securities Fund
LVIP BlackRock Inflation Protected Bond Fund

                                                                          Group 2
                                                                          Investments cannot exceed 70% of Contract Value or
Group 1                                                                   Account Value (if
Investments must be at least 30% of Contract Value or Account Value (if   i4LIFE (Reg. TM) Advantage with Guaranteed Income
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)   Benefit is in effect) ----------------------------
------------------------------------------------------------------------- ----------------------
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund





Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)
-------------------------------------------------------------------------
AllianceBernstein VPS Global Thematic Growth Portfolio
Delaware VIP (Reg. TM) Emerging Markets Series
Delaware VIP (Reg. TM) REIT Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets RPM Fund
LVIP Clarion Global Real Estate Fund
LVIP SSgA Emerging Markets 100 Fund
MFS (Reg. TM) VIT Utilities Series



As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. *Any remaining funds listed below that are not listed in Group 1 will fall will fall into Group 2 and be subject to Group 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, the Franklin Templeton Founding Investment Strategy and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

o American Century VP Inflation Protection Fund*
o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series*
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series*
o FTVIPT Templeton Global Bond Securities Fund*
o LVIP BlackRock Inflation Protected Bond Fund*
o LVIP Delaware Bond Fund*
o LVIP Delaware Diversified Floating Rate Fund*
o LVIP Dimensional/Vanguard Total Bond Fund*
o LVIP Global Income Fund*
o LVIP RPM BlackRock Global Allocation V.I. Fund
o LVIP SSgA Bond Index Fund*
o LVIP SSgA Global Tactical Allocation RPM Fund

o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o LVIP Protected Profile 2010 Fund
o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o MFS (Reg. TM) VIT Total Return Series

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Living Benefit Riders


The optional Living Benefit riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage), a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, and 4LATER (Reg. TM) Advantage) or a qualified long-term care benefit rider (Lincoln Long-Term CareSM Advantage). You may not elect more than one Living Benefit rider at any one time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.


Lincoln Lifetime IncomeSM Advantage 2.0


Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:

 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;

 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
 o An optional feature, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, if elected, that provides a higher Guaranteed Annual Income percentage if you adhere to additional Investment Requirements.

All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds except as noted.


Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0, the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option). The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).


This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.


Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual

Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. These options are discussed below in detail.


Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider and any other Living Benefit rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or Lincoln SmartIncomeSM Inflation, which are Annuity Payout options. You must wait at least 12 months after terminating your Living Benefit rider or any other Living Benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, i4LIFE (Reg. TM) Advantage and Annuity Payouts - Lincoln SmartIncomeSM Inflation for more information. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage
2.0 available to new purchasers.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds as there would be no additional benefit to you.

If you are an existing Contractowner and have elected a Living Benefit rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you must first terminate your existing Living Benefit rider, subject to the termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. For further information on termination rules, see the "Termination" section associated with your Living Benefit rider. In all cases, by terminating your existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be subject to additional Investment Requirements over and above those for Lincoln Lifetime IncomeSM Advantage 2.0, as set forth in the Investment Requirements section of this prospectus. In addition, the fixed account is not available for either option except for use with dollar cost averaging. See Investment Requirements for more information.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.


Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage 2.0 will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.


Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage 2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.



The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals ):


Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.


You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.


If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase

Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.


Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.


If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage
2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):




                                                                                           Potential
                                              Contract    Income Base with                 for Charge
                                               Value       5% Enhancement    Income Base   to Change
                                           ------------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .     $  47,750*         N/A            $50,000        N/A
      1st Benefit Year Anniversary........   $  54,000         $52,500         $54,000        Yes
      2nd Benefit Year Anniversary........   $  53,900         $56,700         $56,700        No
      3rd Benefit Year Anniversary........   $  56,000         $59,535         $59,535        No
      4th Benefit Year Anniversary........   $  64,000         $62,512         $64,000        Yes


*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.


The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds at age 60 (single life option), your Guaranteed Annual Income percentage is 4%. If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds





                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0






                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%
         70+                      5.00%                       70+                        4.50%




Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds





 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0






 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%



*If joint life option is in effect, the younger of you and your spouse's age applies.

Guaranteed Annual Income Percentage by Ages for rider elections on or after
                  April 2, 2012 but prior to December 3, 2012:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds





                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0






                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%




Guaranteed Annual Income Percentages by Ages for rider elections prior to April
                                    2, 2012:


                    Lincoln Lifetime IncomeSM Advantage 2.0





                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%




If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds) on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:

    Contract value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200



Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).


5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.


Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the youngest of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the youngest of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013). You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not



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include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, in South Dakota have the option to increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. If a withdrawal has been taken since the rider's effective date, the terminal illness enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the younger of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20,
2013). You may request the terminal illness enhancement by filling out a request form provided by us. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).


When an Excess Withdrawal occurs:


   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and


   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).


We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.


Prior to Excess Withdrawal:

Contract Value = $60,000

Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):

The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)

Income Base = $85,000

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The Contract Value is also reduced by the $8,600 Excess Withdrawal and the
Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)

Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:


Contract Value = $43,000

Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)


In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;


     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.


Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be



70
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made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.


Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);

 o upon the death under the single life option or the death of the surviving spouse under the joint life option;

 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;

 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale as long as the election occurs prior to the Annuity Commencement Date. Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) joint life option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.



                                                                              71
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When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract Death Benefit option. The charge is calculated based upon the greater of the value of the Income Base or Contract Value as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
   a) Contract Value $80,000
   b) Sum of Purchase Payments $100,000
     c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the



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     Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.



Lincoln Lifetime IncomeSM Advantage


The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or Contract Value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional purchase payments are allowed if the Contract Value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase as of December 31, 2010.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse's) death.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the



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effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.



Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:





    Initial Purchase Payment...................    $100,000
    Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
    Additional Purchase Payment in Year 3......    $ 50,000   Charge will be the then current charge
    Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the then current charge


Each withdrawal reduces the Guaranteed Amount as discussed below.


Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments , Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment . Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount :


Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the Contract Value limits the 5% Enhancement as follows:


   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following

     Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 591/2 or older or the Contractowner and spouse (joint life option) are age 65 or older.

   b. If the Contractowner/Annuitant (single life option) is under age 591/2 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.


An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.


If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and


   b. the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life):





                                                                       Potential for   Length of 5%
                                              Contract    Guaranteed     Charge to     Enhancement
                                               Value        Amount         Change         Period
                                           ------------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .     $  47,750*     $50,000         No              10
      1st Benefit Year anniversary........   $  54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........   $  53,900      $56,700         No               9
      3rd Benefit Year anniversary........   $  57,000      $59,535         No               8
      4th Benefit Year anniversary........   $  64,000      $64,000        Yes              10



*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.


An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.


Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2) an Excess Withdrawal (defined below) has occurred; or


3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).


   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.


This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.


The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:


Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.


The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.


Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.


On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.


If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).


The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.


All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 591/2 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.


The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.


The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments . For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).


5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.


The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 591/2 and the Contractowner and spouse (joint life) are both older than 65):





                                               Contract    Guaranteed    Maximum Annual
                                                Value        Amount     Withdrawal Amount
                                            ------------- ------------ ------------------
      Initial Purchase Payment $50,000 .      $  47,750*     $50,000         $2,500
      1st Benefit Year anniversary.........   $  54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........   $  51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........   $  57,000      $57,000         $2,850
      4th Benefit Year anniversary.........   $  64,000      $64,000         $3,200



*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.


The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.


Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;


     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.


Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:


   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.


   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):


The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:


Contract Value = $55,000
Guaranteed Amount = $80,000


The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)

Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 =
$69,818)

Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.


Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the Contractowner is age 591/2 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:


   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;


   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and


     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:

 o $100,000 Purchase Payment

 o $100,000 Guaranteed Amount

 o A 10% market decline results in a Contract Value of $90,000

 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444).

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.


Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value.

Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary.

You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.


If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:


Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.


The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.


As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.


Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;

 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect any other Living Benefit rider or any other Living Benefits we may offer in the future. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit rider at any time.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.


i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.


Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg.
TM) Advantage.



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

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.


Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000


Maximum Annual Withdrawal Amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:


     a) Contract Value $80,000

     b) Sum of Purchase Payments $100,000

     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:


     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.


   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage is no longer available for purchase.


Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage is a rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Gross Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Gross Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life.

If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Gross Purchase Payment . If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).

Additional Gross Purchase Payments automatically increase the Guaranteed Amount by the amount of the Gross Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Gross Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Gross Purchase Payments will not be allowed if the Contract Value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.


Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Gross Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a. the Contractowner or joint owner is still living; and

   b. the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a. each Contractowner and Annuitant is under age 81; and

     b. the Contractowner or joint owner is still living.


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

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.


Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):





                                                                   Contract   Guaranteed
                                                                     Value      Amount
                                                                  ---------- -----------
      Initial Purchase Payment $50,000 (less 4.5% sales charge) .  $47,750     $50,000
      1st Benefit Year anniversary...............................  $54,000     $54,000
      2nd Benefit Year anniversary...............................  $53,900     $54,000
      3rd Benefit Year anniversary...............................  $57,000     $57,000



Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Gross Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.


Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.


If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Gross Purchase Payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Gross Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:


     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.


Withdrawals within the Maximum Annual Withdrawal amount are not subject to the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1. The Guaranteed Amount is reduced to the lesser of:

  o the Contract Value immediately following the withdrawal, or

  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or

   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or

  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650


The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).


The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.


Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:


     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:


   1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2) The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a. the Contractowner (and spouse if applicable) is age 65;

 b. the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and


     c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.


All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.


Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.


The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if the Contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:

 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;

 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;

 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or

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

 o upon termination of the underlying annuity contract.


The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can purchase Lincoln Lifetime IncomeSM Advantage 2.0 or any other Living Benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is not available). Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage Protected Funds

4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage Protected Funds. You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts - Investment Requirements.

Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the 4LATER (Reg. TM) Advantage Protected Funds at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment . If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER (Reg. TM) Advantage Protected Funds. The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER (Reg. TM) Advantage Protected Funds will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.

Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract Value = $112,000

Income Base = $125,500


After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion that the withdrawal reduced the Contract Value ($11,200 - $112,000)

Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

     a. the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).


The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.


5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if:

     a. the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and


     b. if there were no withdrawals in that year; and

     c. the rider is within the Enhancement Period described below.


The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER (Reg. TM) Advantage Protected Funds will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage Protected Funds charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):


Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.


As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.


The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments ):




                                                                                   Potential for
                                      Contract    Income Base with                    Charge
                                       Value       5% Enhancement    Income Base     to Change
                                   ------------- ------------------ ------------- --------------
Initial Purchase Payment $50,000 .   $  47,750*         N/A            $50,000         N/A
1st Benefit Year anniversary......   $  54,000         $52,500         $54,000         Yes
2nd Benefit Year anniversary......   $  53,900         $56,700         $56,700          No
3rd Benefit Year anniversary......   $  56,000         $59,535         $59,535          No
4th Benefit Year anniversary......   $  64,000         $62,512         $64,000         Yes



*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage Protected Funds has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER (Reg. TM) Advantage Protected Funds does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER (Reg. TM) Advantage Protected Funds rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER (Reg. TM) Advantage Protected Funds will terminate.

Upon the death of the Contractowner, the 4LATER (Reg. TM) Advantage Protected Funds rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the Contractowner.

Eligibility. To purchase 4LATER (Reg. TM) Advantage Protected Funds, the Annuitant and Secondary Life must be age 85 or younger.


4LATER (Reg. TM) Advantage Protected Funds is not available for purchase with qualified contracts. 4LATER (Reg. TM) Advantage Protected Funds is designed primarily for purchasers of non-qualified contracts with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds generally offers better benefits for the same charge. Please see Living Benefits Riders - Lincoln Lifetime IncomeSM Advantage 2.0, for more information about Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

Contractowners with an active 4LATER (Reg. TM) Advantage that wish to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds will have a transition period of 30 days prior to or after the first anniversary that 4LATER (Reg. TM) Advantage became effective (and after 4LATER (Reg. TM) Advantage Protected Funds becomes available in your state) to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds. Outside of the transition period, you must first terminate 4LATER (Reg. TM) Advantage (subject to the termination rules) before you will be able to elect 4LATER (Reg. TM) Advantage Protected Funds. See the 4LATER (Reg. TM) Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.


Termination. After the 5th anniversary of the effective date of the 4LATER (Reg. TM) Advantage Protected Funds rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM) Advantage Protected Funds will automatically terminate:

 o on the Annuity Commencement Date; or

 o if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
 o upon the second death of either the Annuitant or Secondary Life; or

 o when the Income Base is reduced to zero due to withdrawals; or

 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts); or

 o upon termination of the underlying contract.


If you terminate this rider, you must wait at least one year before you can re-elect it or any other Living Benefit we offer in the future.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for purchasers who previously purchased 4LATER (Reg. TM) Advantage Protected Funds. Contractowners with an active 4LATER (Reg. TM) Advantage Protected Funds will purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at the terms in effect when the Contractowner purchased 4LATER (Reg. TM) Advantage Protected Funds rider. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is a feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. See Living Benefit Riders
- i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for more information.


Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, you can use the greater of the Income Base under 4LATER (Reg. TM) Advantage Protected Funds or Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95.

Purchasers of 4LATER (Reg. TM) Advantage Protected Funds who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99.

If you elected the 4LATER (Reg. TM) Advantage Protected Funds joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage Protected Funds are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg.
TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.


The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.



i4LIFE (Reg. TM) Advantage


i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Gross Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit that you had previously elected will become the Death Benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.


Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.



We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.


Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.


If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.


The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:

 o the age and sex of the Annuitant and Secondary Life, if applicable;

 o the length of the Access Period selected;
 o the frequency of the Regular Income Payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.


The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.


Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.


For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
 o the age and sex of the Annuitant and Secondary Life (if living);

 o the frequency of the Regular Income Payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.


The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.



i4LIFE (Reg. TM) Advantage Death Benefits


i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
 o the Account Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:
  o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the Death Benefit by the dollar amount of the payment; and
  o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:






    i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit...    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment.....................    $ 25,000
    Additional Withdrawal.............................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal................    $150,000


     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500


The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.


i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:

 o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:
  o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
  o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
 o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Gross purchase payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income
   Payments and withdrawals reduce the Contract Value or Account Value.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:


     1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2. written authorization for payment; and

     3. all required claim forms, fully completed (including selection of a settlement option).


Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.



Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature available for purchase that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) or 4LATER (Reg. TM) Advantage Protected Funds prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional Gross Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a Contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 (including Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds) who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.


There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2 and version 3) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect these versions. Guaranteed Income Benefit (version 4) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Contractowners with Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)


 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0
Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds on
                            or after May 20, 2013.





              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.50%                  Under age 40                 2.50%
       40 - 54                  3.00%                    40 - 54                    3.00%
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%
         80+                    5.50%                      80+                      5.50%



* Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds may use any remaining Income Base to establish the initial Guaranteed Income Benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections or for purchasers


     of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.





              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%



* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds between April 2, 2012 and May 19, 2013, or 4LATER (Reg. TM) Advantage Protected Funds between July 16, 2012 and May 19, 2013.





 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                         Percentage of
                                         Account Value
             Age                       or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime
IncomeSM Advantage 2.0 between April 2, 2012 and May 19, 2013.






 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.00%
           40 - 54                          2.50%
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.00%
           70 - 74                          4.50%
             75+                            5.00%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of Lincoln Lifetime
                IncomeSM Advantage 2.0 prior to April 2, 2012.





 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.




If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:




    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190



The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Elections on or after May 20, 2013, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated

Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.






8/1/2013 Amount of initial Regular Income Payment...............................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit (version 4).....  $100,000
8/1/2013 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value) .  $  3,500
8/1/2014 Recalculated Regular Income Payment....................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                $  4,500



The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).


Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.


The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.


Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. The example assumes an annual payment mode has been elected.






           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300



4LATER (Reg. TM) Advantage Protected Funds. Contractowners who elect the 4LATER (Reg. TM) Advantage Protected Funds rider must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income. When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER (Reg. TM) Advantage Protected Funds or the Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit apply.


Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.

  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds to calculate the Guaranteed Income Benefit as set forth below:





                                  Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior
                                                 to the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and
                                                after the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012




  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:

  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or

  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.


A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


Availability. The Guaranteed Income Benefit (version 4) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.


Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:




        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)


     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. The Interest Adjustment may apply.


Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit) or Account Value Death Benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.


For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage


4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge. This rider is no longer available for sale as of July 16, 2012, or when the 4LATER (Reg. TM) Advantage Protected Funds rider is available in your state, whichever is later. Please check with your registered representative for availability.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.


Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Gross Purchase Payments . After the first anniversary of the



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rider effective date, once cumulative additional Purchase Payments exceed
$100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.


Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.


Any Gross Purchase Payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Gross Purchase Payment, plus 15% of that Purchase Payment.



Example:




        Initial Purchase Payment................................    $100,000
        Purchase Payment 60 days later..........................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)


Any Purchase Payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.



Example:





        Income Base................................................    $100,000
        Purchase Payment in Year 2.................................    $ 10,000
                                                                       --------
        New Income Base............................................    $110,000
        Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) +
                                                                                  ($10,000 x 100%) +
                                                                                  ($10,000 x 15% x 1/3)
        Income Base (after 1st Waiting Period).....................    $125,500
        New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)



Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.



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


Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional Gross Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.

After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.



Example:




   Income Base.................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Payment in Year 2..................  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base.............................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Payment...  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)......  $125,500
   Future Income Base (during 2nd Waiting Period)$144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4....................  $112,000
   Withdrawal of 10%...........................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value..............................  $100,800
   Income Base.................................  $112,950
   Future Income Base..........................  $129,892   Maximum Income Base...................  $198,000


Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the Annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base. i4LIFE (Reg. TM) Advantage with 4LATER (Reg.
TM) Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for non-qualified contracts.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next Valuation Date following approval by us.

4LATER (Reg. TM) Guaranteed Income Benefit


When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the Contract Value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:





    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190


If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.


When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.


If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.


The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;

 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).


After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:

 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.


If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.



Lincoln Long-Term CareSM Advantage

The Lincoln Long-Term CareSM Advantage Rider (the "LTC Rider") provides a way to manage the potential impact of long-term care expenses. The LTC Rider provides the potential to receive as LTC Benefits your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC Rider provides monthly benefit payments ("Long-Term Care Benefits" or "LTC Benefits") in the event: (1) you are "Chronically Ill," which means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision, and
(2) you are receiving long-term care services that qualify for coverage under the LTC Rider ("Long-Term Care Services"). Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services.

If you purchase the LTC Rider, you may not make any additional Purchase Payments more than 90 days from the contract date. Accordingly, you should plan on making enough Purchase Payments to fund your anticipated needs under the contract during the first 90 days. Even then, the LTC Rider may not cover all of the long-term care expenses incurred by you during the period of coverage. On the other hand, you may never need long-term care services or, even if you do, you may never qualify to receive any of the benefits provided under this LTC Rider even though you have paid a charge(s) for the LTC Rider. Accordingly, we strongly advise you to review carefully all contract and rider limitations.

The LTC Rider, if purchased, must be elected at the time you purchase your contract and may not be added to existing contracts. While the LTC Rider is in force, you may not purchase any of the Living Benefit riders that we offer. By purchasing the LTC Rider, you will be limited in how you may invest and may invest only pursuant to Investment Requirements - Option 3. See Summary of the LTC Rider - What are the risks associated with the LTC Rider? - for a discussion of the risks associated with the LTC Rider.

References to Purchase Payment in the Lincoln Long-Term CareSM Advantage description refer to Gross Purchase Payments.

The features and charges for this rider and also the terms and definitions will vary in certain states. You should discuss the specific provisions applicable to your state with your registered representative. Your rider will contain the specific provisions applicable to you.

Why would I want to purchase the LTC Rider? Some of the reasons why you may consider purchasing the LTC Rider are:
 o you would like to pay for Long-Term Care Services by withdrawing your Contract Value on a tax-free basis ;
 o for the potential of receiving, in addition to your Contract Value, up to two times your Gross Purchase Payments in tax-free LTC Benefit payments that we pay from our own assets in our general account during the Extension Benefit period;
 o for the favorable tax treatment of the charges deducted in order to pay for the LTC Rider (compared to taking a withdrawal from an annuity contract to pay premiums on a traditional stand-alone long-term care insurance policy);

 o for the opportunity to receive investment gain in the contract as tax-free LTC Benefits, if you purchase the Growth Benefit option;
 o you want long-term care insurance, but want to retain the ability to access your Contract Value for emergencies (although this could reduce or terminate the LTC Rider), a feature that may not be available in stand-alone long-term care insurance policies; and
 o you want long-term care insurance, but at the same time you want to retain the ability to have a Death Benefit, a feature that may not be available in stand-alone long-term care insurance policies (although you should understand that Acceleration Benefit payments and Growth Benefit payments are considered withdrawals that reduce the amount of the Death Benefit).

Are there ways I can pay long-term care expenses under the contract other than by purchasing the LTC Rider?
 o You can always access your Contract Value through conventional withdrawals from your contract, even if you have not elected to purchase the LTC Rider. However, withdrawals may be subject to income taxes (as investment gains
   (if any) are deemed to be withdrawn first), and if taken before age 591/2, penalty taxes. Such withdrawals also would be limited to your Contract Value, which may decrease. Withdrawals may be taken to cover long-term care expenses for yourself or anyone else. LTC Benefits, on the other hand, are subject to favorable tax treatment and may exceed the amount of Contract Value you would otherwise have had available. LTC Benefits may be received only if you are the Covered Life.
 o You can also access your Contract Value through conventional annuity payments, even if you have not elected to purchase the LTC Rider. However, while not fully taxable until cost basis has been returned, such payments are not tax-free and are intended to provide protected income payments over an extended lifetime. LTC Benefits, however, may be taken over a shorter period of time (as short as six years) and are received tax-free.
 o We offer Living Benefit riders that provide a guaranteed income stream and/or a guaranteed withdrawal benefit that may be used to pay for long-term care services. Like the LTC Rider, benefit payments under these riders may exceed Contract Value, but it may take you 20 years or more to receive them. In addition, Living Benefit riders are not Qualified
   Long-Term Care insurance and their benefits cannot be received tax-free, even if used to pay long-term care expenses. On the other hand, the cost of the LTC Rider may be higher than the cost of other Living Benefit riders we sell, and the procedures to determine eligibility and to request benefits under the LTC Rider are more extensive than those required to receive benefits under the Living Benefit riders. In any case, you will be unable to purchase any living benefit rider that we may offer if you purchase the LTC Rider. See The Contracts - Living Benefit Riders.
 o You may also speak to your registered representative about other ways to pay for long-term care expenses. There are insurance contracts, other than annuities, which provide long-term care benefits and there may also be programs offered by your state.

How do I qualify for LTC Benefits? If, after the first Contract Year (subject to state variations), you become Chronically Ill and are receiving Long-Term Care Services, you may receive monthly LTC Benefit payments under the LTC Rider. Chronically Ill means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision. You should understand that although you may begin receiving LTC Benefits at any time after the first Contract Year, the LTC Rider was designed optimally for LTC Benefits to be paid on or after the 5th contract anniversary.

Importantly, the LTC Rider is not self-effecting and you must satisfy all of the conditions, and take the necessary steps to apply and qualify for, and then maintain your eligibility for, benefits under the LTC Rider. For example, a licensed health care practitioner must certify in a written assessment that you are Chronically Ill, and also complete a plan of care for you, which is a written plan of care



106
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that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need ("Plan of Care"). In addition, you must wait 90 days after the date that you start to receive Long-Term Care Services before we will start paying LTC Benefits (the "deductible period"). Once we have determined that you are eligible for benefits, you may submit a Request for Benefits form. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form.

How do LTC Benefits impact my Contract Value? LTC Benefits may be paid out of your Contract Value or from our own assets in our general account. In general, the LTC Rider allows you first to access your own Contract Value on a tax-free basis until you either receive your Gross Purchase Payments or your entire Contract Value is depleted, whichever occurs first. At that time, if you are still living, we will continue to make the same tax-free payments to you from our own assets in our general account for a designated period of time or until your death, if earlier. Because we transfer some or all of your Contract Value to the LTC Fixed Account (which is part of our general account) on the date we make the determination of your initial eligibility to receive LTC Benefits, all LTC Benefit payments are subject to claims of our general creditors and to the claims paying ability of Lincoln Life. If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. See LTC Fixed Account.

Are the LTC Benefit payments tax-free? The LTC Rider is a Qualified Long-Term Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of 1986, as amended. Any LTC Benefits paid under the LTC Rider, as well as any charges deducted under the Rider, will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.

What are the LTC Benefits? There are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit - the Growth Benefit - that is available for an additional charge. All LTC Benefits are calculated based on the LTC Guaranteed Amount. The LTC Guaranteed Amount initially is equal to the Acceleration Benefit, which is your initial Gross Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. (If you purchase the LTC Rider, you may not make additional Purchase Payments more than 90 days after purchase.) If you elect the Growth Benefit option, the LTC Guaranteed Amount increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through Automatic Step-ups. You should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. Payment of Acceleration Benefits and Growth Benefits decrease the LTC Guaranteed Amount by the amount of the respective LTC Benefit payment. The LTC Guaranteed Amount is also reduced, but on a proportional basis, by certain withdrawals that exceed a specified percentage of the amount that the Contract Value exceeds the LTC Guaranteed Amount, called "Excess Withdrawals."
 o Acceleration Benefit: The first payments we will make under the LTC Rider will be Acceleration Benefits, which are paid out of your Contract Value. The Acceleration Benefit is not affected by investment results.
   Acceleration Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero before the Acceleration Benefit is paid, we will make remaining payments from our own assets in our general account.

 o Extension Benefit: When the Acceleration Benefit is reduced to zero, we will pay you Extension Benefit payments. Extension Benefits are paid from our general account. This means that, while Acceleration Benefits are funded in whole or in part by your Contract Value, we will make Extension Benefit payments from our own assets in our general account. The initial Extension Benefit will be double the dollar amount of the Acceleration Benefit. The Extension Benefit is not affected by investment results.
 o Growth Benefit: If you are interested in potentially being able to "lock in" any investment gains in your contract with respect to your LTC Rider, you may purchase the Growth Benefit option at issue for an additional charge. The Growth Benefit option increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through Automatic Step-ups. Automatic Step-ups occur annually through age 75 or until you reach the maximum LTC Guaranteed Amount of $800,000, whichever occurs earlier. If you do not purchase the Growth Benefit option, any investment gain will not increase your LTC Benefit payments. While you can withdraw any gains from your Contract Value the same way you make regular withdrawals from your contract, doing so could have a negative impact on your LTC Benefits, as described in more detail below. If you elect the Growth Benefit option, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. Conforming and Excess Withdrawals are described below in more detail. Once you begin receiving LTC Benefits and Contract Value is moved to the LTC Fixed Account, the Contract Value in the LTC Fixed Account will only increase by the amount of interest credited to the LTC Fixed Account.
   Growth Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero due to withdrawals and/or adverse investment experience of the Subaccounts before the locked-in Growth
   Benefit is paid, we will make remaining payments from our general account.

When are LTC Benefits paid? LTC Benefits are paid monthly, and you tell us the monthly amount that you want to receive up to a maximum monthly amount over a designated period of time. If you are residing in a nursing home or are receiving hospice care, you may request monthly payments up to the full monthly maximum, described below. Contractowners in certain states may also request up to the full monthly maximum for assisted living services. However, if you are eligible and qualify for other qualified Long-Term Care Services (such as home health care or adult day care) but are not residing in a nursing home or receiving hospice care, you may only request up to 50% of the monthly maximum. Contractowners in the following states may only request up to 50% of the monthly maximum for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Determining LTC Benefits - Maximum Monthly Level Benefit and Maximum Monthly Growth Benefit for a more detailed description.

The Acceleration Benefit will be paid monthly over a period of time known as the "Acceleration Benefit Duration." The Acceleration Benefit Duration will be at least 24 months, but may be longer if you take payments in early Contract Years, or if you take less than the maximum permitted. After the Acceleration Benefit Duration ends, the Extension Benefit will then be paid over a period of time known as the "Extension Benefit Duration." The Extension Benefit Duration is twice the length of the Acceleration Benefit Duration. Growth Benefit payments are spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. The Acceleration Benefit Duration and the Extension Benefit Duration together make up the LTC Benefit Duration. The Acceleration Benefit Duration and Extension Benefit Duration will usually run consecutively and without interruption unless you voluntarily elect to stop payments or become ineligible to receive LTC Benefits. The LTC Benefit Durations would resume if you elect to restart payments or become eligible to receive LTC Benefits.

On the contract date, the Acceleration Benefit Duration is 84 months (i.e., 7 years), so it would take you 84 months (e.g., 7 years) to receive the total Acceleration Benefit. However, the Acceleration Benefit Duration shortens each year until the 5th contract anniversary, when the Acceleration Benefit Duration will be its shortest duration of 24 months (i.e., 2 years). Equally important, as the Acceleration Benefit Duration shortens, the maximum monthly amounts under the LTC Rider increase. If you wait to request to begin receiving LTC Benefit payments until the 5th contract anniversary or after, you will maximize the monthly LTC Benefit payment available to you. For example, if you wait to request to begin receiving LTC Benefit payments until the 5th contract anniversary, the Acceleration Benefit Duration will be 24 months, and the Extension Benefit Period will be 48 months, or twice the Acceleration Benefit Period, making the LTC Benefit Duration 72 months. The Growth Benefit would be paid over all 72 months (over both the Acceleration Benefit Duration and the Extension Benefit Duration). If you take less than the maximum monthly amount (by choice or by the 50% limitation applied to non-nursing home/non-hospice care), you will extend the Acceleration Benefit Duration (and thus the Extension Benefit Duration).

How do withdrawals affect my LTC Benefits? The LTC Rider may permit limited withdrawals of Contract Value on an annual basis that will not impact your LTC Benefit payments. You may withdraw each year (and in addition to LTC Benefit payments, if you happen to be receiving these at the same time) up to 5% of the amount that your Contract Value exceeds the LTC Guaranteed Amount (if there is any such excess) as of the immediately preceding contract anniversary, without a decrease in the LTC Benefits. Such withdrawals are referred to as "Conforming Withdrawals." However, the amount of withdrawals that exceed 5% of any excess of the Contract Value over the LTC Guaranteed Amount will be an "Excess Withdrawal." This means if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal.

Excess Withdrawals will result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value. Excess Withdrawals may result in significant reductions of benefits under the LTC Rider and/or its termination. Accordingly, if you think that you may need to access your Contract Value through withdrawals, the LTC Rider may not be a good investment for you.

To further explain the application of this limitation to withdrawals, if you have not purchased the Growth Benefit option, you may be able to make Conforming Withdrawals if your Contract Value has grown above your Gross Purchase Payments. However, accessing more than modest amounts (i.e., more than 5%) of those investment gains could have a significant negative impact on your LTC Benefits. If you elect the Growth Benefit option, on the other hand, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. In addition, since Excess Withdrawals result in proportional reductions to all LTC Benefits, your LTC Benefits may be reduced by more than dollar for dollar when those benefits exceed the Contract Value. If you reach age 76 or the maximum LTC Guaranteed Amount limit of $800,000, however, you may be able to then begin making Conforming Withdrawals if your Contract Value exceeds the LTC Guaranteed Amount on the immediately preceding contract anniversary because the Growth Benefit no longer increases after this time. This maximum LTC Guaranteed Amount includes the combined LTC Guaranteed Amounts of all Lincoln Life variable annuity contracts (or contracts issued by our affiliates) owned by you.

If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may receive will be the Optional Nonforfeiture Benefit, if elected. See the Withdrawals section later in this discussion.

Are there any restrictions on how I invest my money if I purchase the LTC Rider? By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. Specifically, you may invest only pursuant to Investment Requirements as described in this prospectus. The Subaccounts eligible for investment are designed for steadier, but potentially more modest, investment performance than you may otherwise receive by investing in Subaccounts with more aggressive investment objectives. The fixed account will be available to you for dollar-cost averaging purposes only. When we determine you are eligible to receive LTC Benefits, we will move Contract Value equal to the LTC Guaranteed Amount into the LTC Fixed Account from which we will make Acceleration Benefit payments and, if elected, Growth Benefit payments. Accordingly, after that point, such transferred amounts will not participate in market performance, but will accrue interest.

What are the charges for the LTC Rider? While the LTC Rider is in effect, there is a charge that is deducted from the Contract Value on a quarterly basis (the "LTC Charge"). The LTC Charge consists of the sum of three charges: the Acceleration Benefit Charge, the Extension Benefit Charge, and the Optional Nonforfeiture Benefit Charge (if elected). The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge percentage rate is higher for the Growth Benefit option than it is without it, and because the LTC Guaranteed Amount may also be higher if there is contract growth. The Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge do not have guaranteed maximum annual percentage rates and may change at any time, subject to state regulatory approval. For more information, please see Expense Tables and Charges and Other Deductions - Rider Charges - Long-Term CareSM Advantage Charges.

Can I add the LTC Rider to an existing contract? The LTC Rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. The availability and certain options and features of the LTC Rider will depend upon your state's approval, and may not be available in some states. Check with your registered representative regarding the availability of the LTC Rider.

What if I decide to terminate the LTC Rider? The LTC Rider provides a nonforfeiture benefit if you terminate the LTC Rider in certain circumstances. There is a nonforfeiture benefit, called the "Contingent Nonforfeiture Benefit," provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit. You may also choose to add an enhanced nonforfeiture benefit, called the "Optional Nonforfeiture Benefit," for an additional charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider for any reason after three years. The only difference between the two nonforfeiture benefits is the circumstances under which you may terminate the LTC Rider to receive the benefit. Under either nonforfeiture benefit you may receive an amount equal to the greater of one month's maximum monthly benefit or an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid minus the amount of any Extension Benefits paid prior to the LTC Rider's termination. Termination of the LTC Rider does not terminate the underlying contract.

What are the risks associated with the LTC Rider? Some of the principal risks associated with the LTC Rider are:
 o You may never need long-term care. Thus, you may pay for a feature from which you never realize any benefits.
 o Even if you need long-term care, you may not qualify for LTC Benefits under the LTC Rider, or the LTC Benefits you receive may not cover all of the long-term expenses you incur since the maximum amount of LTC Benefit you may receive with the Growth Benefit is capped at $22,222 per month and $16,666 per month without the Growth Benefit, assuming you wait until after the 5th contract anniversary to receive LTC Benefits.
 o You may die before you obtain all the LTC Benefit payments to which you would otherwise be entitled. Remaining LTC Benefit payments that would have otherwise been payable, do not increase the amount paid on your death.
 o Your ability to withdraw Contract Value without substantially and irrevocably reducing your LTC Benefits will be limited. Accordingly, you should not purchase the LTC Rider if you anticipate taking withdrawals or needing more than limited access to your Contract Value. In general, if you elect the Growth Benefit option, you will not be able to make any withdrawals without permanently reducing your LTC Benefits. If you do not purchase the Growth Benefit, you will be able to make withdraws of up to 5% of the excess of your Contract Value over the LTC Guaranteed Amount annually without impacting your LTC Benefits. That restriction will exist until LTC Benefit payments are complete or the LTC Rider otherwise terminates.
 o You must wait at least one year before you can take LTC Benefit payments.
 o If you take LTC Benefit payments before the 5th contract anniversary, your monthly payments will be smaller and it will take you longer to receive the full amount of LTC Benefits than if you begin taking LTC Benefit payments after the 5th contract anniversary.
 o Even if you would otherwise be able to qualify for LTC Benefits, you may fail to file required forms or documentation and have your benefit denied or revoked.
 o Your variable Subaccount investments will be restricted to certain Subaccounts and in certain percentages if you purchase the LTC Rider; the Subaccounts are designed for steadier, but potentially more modest, investment performance that you may otherwise receive by investing in Subaccounts with more aggressive investment objectives.
 o If you begin taking LTC Benefit payments, your Contract Value to the extent of the LTC Guaranteed Amount will be transferred to the LTC Fixed Account, where it will not be insulated from the claims of our general creditors, will be subject to the claims paying ability of Lincoln Life, and will not participate in any market performance.
 o If you purchase the LTC Rider, you may not purchase any of the living benefit riders that we offer.
 o The Extension Benefit Charge and Optional Nonforfeiture Benefit Charge percentage rates are not subject to a maximum, and may increase significantly.
 o LTC Benefit payments may reduce your Death Benefit by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value.


Eligibility to Purchase the LTC Rider

Eligibility Requirements. If you wish to purchase the LTC Rider, you must meet certain eligibility requirements:

 o The LTC Rider must be purchased at the same time you purchase your contract. The LTC Rider cannot be added to existing contracts.
 o LTC Benefits are payable to the person insured under the LTC Rider (the "Covered Life"). The Covered Life must be the Contractowner and the Annuitant under the contract. If a grantor trust owns the contract, the Covered Life will be the Annuitant. There can only be one Covered Life. Thus, if the contract has joint owners, the Covered Life must be the primary owner.
 o The Covered Life must be at least 45 years of age and not older than 74 years of age on the contract date, unless the Growth Benefit option is elected, in which case the Covered Life may not be older than 69 years of age. We must confirm your eligibility through a verification process that includes a review of prescription medications that you are taking, or have taken in the past 5 years, and your medical history. Certain medical conditions or the use of certain medications or medical devices will disqualify you from being eligible to purchase the LTC Rider. Some of the types of medical conditions that will disqualify you from purchasing the rider are Cancer, Parkinson's Disease, Multiple Sclerosis, Heart Disease, Diabetes, Alzheimer's/Dementia, Bipolar Disorder, Schizophrenia, AIDS, Pulmonary Disorders, Kidney Disease, Liver Disease, Lupus, Rheumatoid Arthritis and Myasthenia Gravis as well as medications that are used to treat these conditions. This list is not exhaustive, there are other conditions and medications that are not included. We reserve the right to add or remove medical conditions and prescription drugs at our discretion.
 o You will be required to sign a waiver of confidentiality form that will allow us to conduct a third-party prescription drug screening at the time we process your application.

Issuance Procedures. We will notify you if we decline to issue the LTC Rider within 2 days of our receipt of your application that is in good order. We will not issue the LTC Rider if you do not meet the eligibility requirements. If we decline to issue the LTC Rider, we will still issue the annuity contract.

Required Signature. If the LTC Rider is issued, you will be required to sign and return one copy of a contract amendment to verify that the medical statements relating to your medical history that you provided upon application for the LTC Rider are true. The signed contract amendment must be returned to us within 45 days of the contract date. Failure to sign and return a signed copy of the contract amendment within 45 days of the contract date will result in an automatic termination of the LTC Rider. If the LTC Rider is terminated for failure to return the contract amendment, you will not be able to terminate the contract without penalty (because the free look period will have expired).

Limitations on Purchase Payments. The LTC Benefits will be calculated based upon the dollar amount of Gross Purchase Payments made into the contract in the first 90 days after the contract date. No Purchase Payments may be made into the contract after 90 days from the contract date. The minimum Gross Purchase Payment amount under a contract if you purchase the LTC Rider is $50,000, and the maximum amount of cumulative Gross Purchase Payments that can be made during that 90-day period is $400,000. There is no guarantee that the LTC Rider or certain options will be available for new purchasers in the future as we reserve the right to discontinue the LTC Rider at any time.

Limitations on Purchasing Other Riders. You may not purchase any Living Benefit rider otherwise available with your contract while you own the LTC Rider. The following Living Benefit riders are not available to you while this LTC Rider is in force: Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, Lincoln Lifetime IncomeSM Advantage 2.0 or any other living benefits that we may offer in the future. See The Contracts - Living Benefit Riders - Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit or 4LATER (Reg. TM) Advantage Protected Funds. In addition, the EEB death benefit is not available with the LTC Rider.

Investment Restrictions. By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You must allocate all of your Purchase Payments and Contract Value at all times in accordance with Investment Requirements - Option 3 and all its provisions. Under this option, we require at least 30% of your Contract Value in certain Subaccounts that we identify and no more than 70% of your Contract Value in other specified Subaccounts. There may be additional limitations on investing in other Subaccounts. For details about these limitations, see The Contracts - Investment Requirements - Option 3.


Eligibility to Receive LTC Benefit Payments

Establishing Initial Eligibility for LTC Benefits

You will not be eligible to receive LTC Benefit payments under the LTC Rider until after the first Contract Year. (Although we refer to the first contract anniversary throughout this discussion, this provision may vary by state.) After the first contract anniversary, you may start the process to request and receive LTC Benefits. You must take the following steps to start receiving LTC Benefit payments:





 PLEASE NOTE: The process to request LTC Benefits is involved and you should carefully consider that you may need substantial
 assistance from a family member or other trusted person to claim and obtain LTC Benefits once you are receiving long-term care.
 In this regard, our claims-processing department can help you if necessary. You should plan ahead to ensure that a person you
 trust has agreed to be responsible for completing the initial process, as well as the ongoing requirements, discussed below.

Step 1:   You must first notify us by phone at 800-487-1485, or send written notice to: PO Box 21008, Dept. 0514, Greensboro,
          NC
          27420-1008 of your intent to request LTC Benefits. We will process any notifications or requests for LTC Benefits submitted
          by you, or on your behalf by your legally authorized representative, which may include a court-appointed conservator or an
          individual acting under a valid power of attorney. Before starting the eligibility process we will verify that the first contract
          anniversary has passed.
Step 2:   Once we receive notification of your intent to request LTC Benefits, we will provide you with claims forms which will be
          used to determine your initial eligibility to receive LTC Benefits.
Step 3:   You must complete and submit the claims forms. This requires that you have a Licensed Health Care Practitioner certify in a
          written assessment that you are Chronically Ill and complete a Plan of Care for you, which is a written plan of care that is
          developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care
          Services
          you will need.
Step 4:   We will determine your eligibility based on the 1) assessment; 2) Plan of Care; and 3) whether you have been or will be
          receiving Long-Term Care Services covered by the LTC Rider due to you being Chronically Ill. Once we have determined your eligibility for benefits, we will send you a Request for Benefits form to be completed by you in order to receive LTC
          Benefits.
Step 5:   You must submit a Request for Benefits form within 90 days after we have determined that you are eligible for LTC
          Benefits.
          The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months.
Step 6:   You must satisfy the 90 day deductible period before any LTC Benefits will be paid. The 90-day deductible period is measured from the date you first receive Long-Term Care Services. See the Deductible Period paragraph later in this section.



Written Assessment. In order to determine whether you have been or will be receiving Long-Term Care Services due to being Chronically Ill, we require that a Licensed Health Care Practitioner certify, within the preceding 12 months, in a written assessment that you are Chronically Ill. You have a Chronic Illness if you require either: 1) substantial assistance with performing at least two of six Activities of Daily Living ("ADLs") for at least 90 days or; 2) substantial supervision to protect you from threats to health and safety due to severe cognitive impairment. Severe cognitive impairment is deterioration or loss of intellectual capacity that is:
 o Comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia; and
 o Is measured and confirmed by clinical evidence and standardized tests that reliably measure impairment in short-term or long-term memory; orientation as to person (such as who they are), place (such as their location), and time (such as day, date and year); and deductive or abstract reasoning, including judgment as it relates to safety awareness.

The written assessment will evaluate your ability to perform ADLs and/or your cognitive condition. You will be responsible for the cost of obtaining the initial and any subsequent assessments.





 A Licensed Health Care Practitioner is a physician (as defined in Section 1861(r)(1) of the Social Security Act, as amended); a
 registered professional nurse; a licensed social worker; or another professional individual who meets the requirements prescribed
 by the United States Secretary of the Treasury.








  The  ix Activities of Daily Living are:
  1.    Bathing - the ability to wash oneself by sponge bath, or in either a tub or shower, including the task of getting into or out of
       the tub or shower.
  2.    Continence - the ability to maintain control of bowel and bladder function, the ability to perform associated personal hygiene (including caring of a catheter or colostomy bag).
  3.    Dressing - the ability to put on or take off all items of clothing and any necessary braces, fasteners or artificial limbs.
  4.    Eating - the ability to feed oneself by getting food into the body from a receptacle (such as plate, cup or table) or by a
       feeding tube or intravenously.
  5.    Toileting - the ability to get to and from the toilet, get on or off the toilet, and perform associated personal hygiene.
  6.    Transferring - the ability to move oneself into or out of a bed, chair or wheelchair.




Plan of Care. The Licensed Health Care Practitioner must also complete a Plan of Care for you, which is a written plan of care that is developed based on the written assessment that you are Chronically Ill (as described in the preceding section) and specifies the type, frequency and duration of all Long-Term Care Services you will need. Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and that are provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement. You will be responsible for the cost of obtaining the required Plan of Care. In order to receive LTC Benefits under the LTC Rider, you must follow the Plan of Care.

Exclusions and Limitations. The following are not Long-Term Care Services under the LTC Rider:
 o alcohol and drug treatment, unless the drug addiction is a result of medication taken in doses prescribed by a physician
 o care in a facility operated primarily for the treatment of mental or nervous disorders, other than qualifying stays or care resulting from a clinical diagnosis of Alzheimer's Disease or similar forms of irreversible dementia
 o treatment arising out of an attempt (while sane or insane) at suicide or an intentionally self-inflicted injury
 o treatment in government facilities, such as the healthcare facilities run by the Veterans Administration (unless exclusion of coverage is otherwise prohibited by law)
 o services for which benefits are available to you under Medicare or other governmental program (other than Medicaid), workers compensation laws, employer liability laws, occupational disease laws or motor vehicle no-fault laws
 o services or care provided to you outside the United States
 o all care and support services that are provided by immediate members of your family, whether paid or unpaid.

Deductible Period. You must satisfy the 90 day deductible period before any LTC Benefits will be paid. This means, you must wait 90 days after the date that you start to receive Long-Term Care Services covered under the LTC Rider before we will start paying LTC Benefits. For example, assume that you enter a nursing home on March 1 of a particular year after the first contract anniversary, due to not being able to perform two of the six ADLs. You notify us of your intent to request LTC Benefits on April 1. On April 8, you receive the claims forms from us. On May 1, we receive the completed claims forms, including the written assessment and Plan of Care. On May 10, we determine that your eligibility to receive LTC Benefits was March 1 and send you a Request for Benefits form. On May 20, we receive the completed Request for Benefits form. The deductible period would be 90 days from March 1 and will end as of May 29. We would start monthly LTC Benefit payments after May 29.

Requesting LTC Benefits. We will notify you in writing once we have determined your eligibility for benefits and will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form. This form will notify us of the dollar amount of LTC Benefit payments that you are requesting, where you would like us to pay them, and from whom you are receiving Long-Term Care Services. If the Request for Benefits form is not received within 90 days after we have determined that you are eligible for LTC Benefits, you will no longer be deemed eligible to receive LTC Benefits and the eligibility determination process will restart. See the Federal Taxation of this section for a discussion of the limits on the dollar amount of LTC Benefit payments.





 Please Note: The amount you request in LTC Benefits may be more or less that your actual expenses for Long-Term Care
 Services. The LTC Rider is not a reimbursement plan and does not depend on your actual expenses. However, if you receive
 amounts in excess of the IRS limit, those amounts may be taxable unless you have actually incurred long-term care expenses of
 that amount. See General Provisions - Federal Taxation.




Denial of LTC Benefits. We will notify you in writing if we deny any request for LTC Benefits. We will deny a request for LTC Benefits if we determine that you are not eligible to receive LTC Benefits as set forth in the preceding sections or if you have not fulfilled any of the requirements in order for us to determine your eligibility or process your request. You may request a review of our decision. A request for a review of a denial of a request for LTC Benefits must be in writing and must include any information that may support your request or eligibility status. The request for a review of a denial of a request for LTC Benefits must be submitted to us generally within 3 years (although this period may vary by the state the LTC Rider is issued in) after the time the request for LTC Benefits was filed. We will review your request for a review and provide a written decision, generally within 60 days after receiving it (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued). There is no further review after we provide you with our written decision. If we determine that a request for LTC Benefits should have been granted we will pay you the LTC Benefits you should have received.

Establishing Continued Eligibility for LTC Benefits

Once you qualify and begin to receive LTC Benefit payments, you must take certain steps to continue to receive LTC Benefits. If you fail to take these steps, your LTC Benefits will stop, and you will have to reestablish your eligibility to restart LTC Benefit payments. You must take the following steps to continue receiving LTC Benefit payments:

Every Three Months:   You must submit a new Request for Benefits form, which must be received by us no earlier than 30 days prior
                      to the end of the current three-month period for which you are receiving LTC Benefits. We will provide you
                      with a new Request for Benefits form prior to the end of the current three-month period. If a new Request for
                      Benefits form is not submitted prior to the end of the current three month period for which you are receiving
                      LTC Benefits, we will automatically pay the LTC Benefit that you are receiving for an additional month.
                      If you
                      do not want to receive this payment you must contact us either by phone or in writing at the address or phone number provided above. LTC Benefits paid during that month will be equal to the amount of the most recent LTC Benefit payment paid to you. If we do not receive a Request for Benefits form within 90 days after
                      the three month period for which LTC Benefits were previously requested, you will have to reestablish your
                      eligibility to receive benefits. Request for Benefits form are always available by contacting us at
                      800-487-
                      1485.
Every Year:           At least once every 12 months after we have established your initial benefit eligibility, a Licensed
                      Health Care
                      Practitioner must (1) complete a new assessment on a form provided by us and again certify that you are
                      Chronically Ill, and that you are expected to remain Chronically Ill for at least 90 days, and (2) either prescribe
                      a new Plan of Care, or reconfirm the existing Plan of Care. We will provide you with a new assessment form
                      prior to the end of the current twelve-month period. The appropriate forms are always available by contacting
                      us at 800-487-1485.



Revocation of Eligibility for LTC Benefits. We will notify you in writing if we revoke your eligibility for LTC Benefits. You may request a review of our decision. We may revoke your eligibility if we determine that you are no longer eligible to receive LTC Benefits or should not have been found eligible to receive LTC Benefits. We may also revoke your eligibility for failure to follow any of the procedures as discussed above. A revocation of eligibility does not mean that you may be found eligible in the future. A request for a review of a revocation of eligibility must be in writing and must include any information that may support your request or eligibility status. The request for a review of a revocation of eligibility must be submitted to us generally within 3 years (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued) after the time the last Request for Benefits form was filed. We will review your request for a review and provide a written decision within 60 days after receiving it. There is no further review after we provide you with our written decision. If we determine that we should not have revoked your eligibility we will pay you the LTC Benefits you should have received.

Verification of Continued Eligibility

At any time and as often as we reasonably require, we reserve the right to verify that all of the conditions for initial and ongoing eligibility are satisfied. Verification of your continued eligibility may include any or all of the following:
 o review of medical facts (including, but not limited to, medical files or diagnostic test results) to determine the extent of any Chronic Illness;
 o a physical examination at our expense by a physician of our choosing to determine that all of the criteria for eligibility are met;
 o requiring proof that you have received the prescribed care or support services.

If the Company is unable to verify that you are receiving Long-Term Care Services as set forth in the Plan of Care or that you are Chronically Ill, the Company will revoke your eligibility to receive LTC Benefits and reject any pending or subsequent request for benefits, and take action pursuant to the overpayment provision described below. Any subsequent determination of benefit eligibility will be treated as the initial determination of eligibility.

Overpayment of LTC Benefits

If you no longer meet the eligibility criteria or no longer wish to receive LTC Benefit payments, you will need to notify us by contacting us either by phone or in writing at the address or phone number provided above. Failure to notify us that you no longer meet the eligibility criteria may result in an overpayment. In the event we make an overpayment to you, we will notify you and request repayment. An overpayment could be made under an existing Request for Benefits after a Covered Life is no longer eligible to receive benefits or as a result of an administrative error in processing a request for benefits. If you receive an overpayment, it is your responsibility to return the amount of the overpayment within sixty days of our request. If you do not return the overpayment within 60 days of our request, we will deduct the amount of the overpayment from your future LTC Benefits, if any, or otherwise from any withdrawals, cash surrender, or Death Benefit proceeds.


Determining LTC Benefits

General Summary of LTC Benefits

Before delving into a more detailed discussion, we want to provide you with an overview of the basic choices you have relating to the LTC Rider, as well as a brief roadmap of the general concepts that impact your LTC Benefits.

Choices Under the LTC Rider. The amount of LTC Benefits that you may receive under the LTC Rider is dependent upon several choices that you make.

 o You will decide how much money to invest in the contract in order to fund the LTC Rider. The amount of the initial Gross Purchase Payment and of any subsequent Purchase Payments made in the first 90 days after the contract date will determine the amount of Acceleration Benefits and Extension Benefits you may receive.
 o You will also choose whether you would like the opportunity to grow the LTC Benefits by choosing, for a higher charge, the Growth Benefit option.
 o You will choose whether to purchase for an additional cost the Optional Nonforfeiture Benefit option which provides an LTC Benefit if you terminate the LTC Rider under certain circumstances after the 3rd contract anniversary.
 o Once you are eligible to receive LTC Benefits, you will decide when and in what amounts up to certain limits you would like to receive monthly LTC Benefit payments. As long as you have met the conditions described earlier in this discussion (Eligibility for LTC Benefits), you may use the LTC Benefit payments for any purpose and may receive more than your actual expenses for LTC Services.

Roadmap of Important LTC Concepts. There are certain important features of the LTC Rider you need to understand. The following section summarizes these features.

As described above, there are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit - the Growth Benefit - that is available for an additional charge. All LTC Benefits are calculated based on the LTC Guaranteed Amount. The LTC Guaranteed amount is also important as it affects the charges you pay for the LTC Rider. See "LTC Charges" for additional information. The LTC Guaranteed Amount is equal to the Acceleration Benefit plus the Growth Benefit, if elected. However, you should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. See the discussion following this chart for a more detailed discussion of each LTC Benefit.





                                                  Acceleration Benefit
o   First payments made under the LTC Rider
o   Deducted from your Contract Value
o   Equals your initial Gross Purchase Payment and any subsequent Gross Purchase Payments made in the first 90 days
o   Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the
    Determining LTC Benefits-Maximum Monthly Level Benefit section)
o   Payments reduce the LTC Guaranteed Amount and Acceleration Benefit
o   If the Contract Value is reduced to zero, benefits are paid by us from our general account
o   Not affected by investment results




                                       -




                                                   Extension Benefit
o   Second payments made under the LTC Rider once Acceleration Benefit is reduced to zero
o   Paid by us from our general account
o   Equals double the Acceleration Benefit as of the 90th day after the contract date
o   Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the
    Determining LTC Benefits-Maximum Monthly Level Benefit section)
o   Payments reduce the Extension Benefit
o   Not affected by investment results




                                       -




                                                        Growth Benefit
o   May be purchased for an additional cost
o   Increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account
o   Payments made in addition to Acceleration Benefit and Extension Benefit payments
o   Deducted from your Contract Value
o   Paid monthly up to a monthly maximum amount that is different from the monthly maximum amounts applicable to the
    Acceleration Benefit and Extension Benefit and that may increase but will never decrease based upon investment performance
o   Payments reduce the LTC Guaranteed Amount and Growth Benefit
o   If the Contract Value is reduced to zero, paid by us from our general account

                             Growth Benefit
o   Each annual step-up is not affected by subsequent investment results




                                       -




Wit drawals
o   Permitted any time in addition to LTC Benefit payments
o   Will not decrease LTC Benefits (but will reduce Contract Value) to the extent annual withdrawals are less than or equal to
    5% of
    the excess amount, if any, of the Contract Value over the LTC Guaranteed Amount as of the immediately preceding contract anniversary
o   The amount of any withdrawal that exceeds 5% of the excess amount of the Contract Value over the LTC Guaranteed Amount will be an Excess Withdrawal (i.e., if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract
    anniversary, any withdrawal will be an Excess Withdrawal)
o   If the Growth Benefit has been elected, ANY withdrawal is an Excess Withdrawal
o   Excess Withdrawals result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value
o   Thus, if you purchase the Growth Benefit option, any withdrawal will be an Excess Withdrawal (unless you are age 76 or the maximum LTC Guaranteed Amount limit of $800,000 has been reached, and your Contract Value on the immediately preceding contract anniversary exceeds the LTC Guaranteed Amount)




Now that we have discussed the general important features that impact your LTC Benefits, we can engage in a more detailed discussion of how exactly these LTC Benefits are calculated.

Acceleration Benefit Payments

Once you become eligible to receive LTC Benefits and we make a determination of your eligibility, we will move your Contract Value to the extent of the LTC Guaranteed Amount to our LTC Fixed Account. Amounts allocated to the LTC Fixed Account will no longer have the ability to participate in market performance. See LTC Fixed Account for more information. We then pay you the Acceleration Benefit as monthly Acceleration Benefit payments during the Acceleration Benefit Duration. Each payment will be the amount you request up to the Maximum Monthly Level Benefit amount. See Determining LTC Benefits - Maximum Monthly Level Benefit below for a detailed description. The Acceleration Benefit is first paid from the Contract Value.





 Acceleration Benefit Duration = the period of time over which Acceleration Benefits are paid. If you have not received LTC Benefits
 prior to the 5th contract anniversary, the minimum Acceleration Benefit Duration will be
24 months (i.e., 2 years).








 Acceleration Benefit = the initial Purchase Payment, plus each subsequent Purchase
Payment made within the first 90 days after
 the contract date, less Excess Withdrawals (adjusted as described in this discussion), less Acceleration Benefit payments. If you
 have not elected the Growth Benefit, the LTC Guaranteed Amount equals the Acceleration
Benefit.








 Excess Withdrawals will reduce the LTC Guaranteed Amount and Acceleration Benefit by the
same percentage that the Excess
 Withdrawal reduces the Contract Value.




We promise that if your Contract Value is reduced to zero due to investment losses and there is a remaining amount of Acceleration Benefit, the remaining Acceleration Benefit payments will be paid from our assets and investments we hold in our general account, subject to the conditions discussed in this prospectus. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account (which is part of our general account) once you begin receiving payments, all Acceleration Benefit payments are subject to the claims of our general creditors and the claims paying ability of Lincoln Life. The Acceleration Benefit is not available as a lump sum withdrawal or as a Death Benefit.

Acceleration Benefit payments reduce the Acceleration Benefit, LTC Guaranteed Amount and Contract Value. Excess Withdrawals will reduce the Acceleration Benefit and LTC Guaranteed Amount by the same proportion that the Excess Withdrawal reduces your Contract Value. See Withdrawals for more information on Excess Withdrawals.

Once the Acceleration Benefit is reduced to zero, the Extension Benefit Duration will begin. In the last month that you receive an Acceleration Benefit payment, if the remaining amount of Acceleration Benefit is less than the Maximum Monthly Level Benefit amount, the payment that you receive will include the remaining Acceleration Benefit plus an amount of Extension Benefit to make the payment equal to the amount you have requested. The following month the LTC Benefit will be paid from the Extension Benefit.

Extension Benefit Payments

Once the Acceleration Benefit is reduced to zero and you are still requesting and otherwise eligible to receive LTC Benefit payments, we will start to pay you the Extension Benefit as monthly Extension Benefit payments. Extension Benefit payments are paid up to the Maximum Monthly Level Benefit amount. See "Determining LTC Benefits - Maximum Monthly Level Benefit" below for more details. The Extension Benefit is an obligation of Lincoln Life subject to the claims-paying ability of Lincoln Life and is supported by the general account, not by your Contract Value. We promise to pay the Extension Benefit during the Extension Benefit Duration subject to the conditions discussed in this prospectus. The Extension Benefit is not available as a lump sum withdrawal or as a Death Benefit.





 Extension Benefit Duration = the period of time over which Extension Benefits are paid.
The Extension Benefit Duration is initially
 twice the length of the Acceleration Benefit Duration. If you have not received LTC
Benefits prior to the 5th contract anniversary, the
 minimum Extension Benefit Duration will be 48 months (i.e., 4 years).








 Extension Benefit = twice the initial Acceleration Benefit (Grosspurchase payments within the first 90 days after the contract date),
 less Excess Withdrawals (as adjusted), less Extension Benefit payments.








 Excess Withdrawals will reduce the LTC Guaranteed Amount and Extension Benefit by the
same percentage that the Excess
 Withdrawal reduces the Contract Value.








 Example: The following example shows the calculation of the LTC Guaranteed Amount, the
  Acceleration Benefit and the
Extension
 Benefit as of the contract date, and the recalculation of those amounts after a subsequent Gross Purchase Payment is made
prior
 to the 90th day after the contract date.
 Initial Gross Purchase Payment January 1 (contract date equals January 1):
 Contract Value January 1:
 LTC Guaranteed Amount January 1 (equals initial Gross Purchase Payment):
 Acceleration Benefit January 1 (equals LTC Guaranteed Amount):
 Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):
 Contract value February 1 prior to subsequent Gross Purchase Payment:
 Subsequent Purchase Payment received February 1:
 LTC Guaranteed Amount after subsequent Purchase Payment

                                                                                            ($100,000 LTC Guaranteed Amount +
                                                                                           $100,000 subsequent Gross Purchase
                                                                                           Payment made within 90 days of
                                                                                           contract date):
 Acceleration Benefit after subsequent Gross Purchase Payment:
 Extension Benefit after subsequent Gross Purchase Payment

                                                                                            (2 x $200,000 Acceleration
                                                                                           Benefit):
 Contract Value after additional Gross Purchase Payment:



 Example: The following example shows the calculation of the LTC Guaranteed Amount, the Acceleration
Benefit and the Extension
 Benefit as of the contract date, and the recalculation of those amounts after a subsequent Gross
Purchase Payment is made prior
 to the 90th day after the contract date.
 Initial Gross Purchase Payment January 1 (contract date equals January 1):                 $100,000
 Contract Value January 1:                                                                  $100,000
 LTC Guaranteed Amount January 1 (equals initial Gross Purchase Payment):                   $100,000
 Acceleration Benefit January 1 (equals LTC Guaranteed Amount):                             $100,000
 Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):                           $200,000
 Contract value February 1 prior to subsequent Gross Purchase Payment:                      $110,000
 Subsequent Purchase Payment received February 1:                                           $100,000
 LTC Guaranteed Amount after subsequent Purchase Payment
                                                                                            $200,000
 Acceleration Benefit after subsequent Gross Purchase Payment:                              $200,000
 Extension Benefit after subsequent Gross Purchase Payment
                                                                                            $400,000
 Contract Value after additional Gross Purchase Payment:                                    $210,000



Maximum Monthly Level Benefit

The Maximum Monthly Level Benefit is the monthly limit for Acceleration and Extension Benefits that may be paid to you under the LTC Rider. The Maximum Monthly Level Benefit is calculated on the contract date and each contract anniversary up to, and including, the 5th contract anniversary. Because the maximum monthly amount is based upon the number of months over which the Acceleration Benefits are paid, the maximum monthly amount is lowest on the first contract anniversary and is recalculated and increases every year you wait to request LTC Benefits up to 5th contract anniversary. If you receive LTC Benefit payments prior to the 5th contract anniversary, the maximum monthly amount will be lower than if you wait until after five years after the contract date. We promise that the total amount of LTC Benefits available will be the same, but will be paid out over a longer time period (as long as you are alive) and at a lower monthly maximum amount.





 Maximum Monthly Level Benefit = the remaining Acceleration Benefit divided by the number of months of remaining Acceleration
 Benefit Duration. For example, if the Acceleration Benefit is $200,000 and the
Acceleration Benefit Duration as of the 5th contract
 anniversary was 24 months, the Maximum Monthly Level Benefit would be $8,333.33
($200,000/24).




Excess Withdrawals will reduce the Maximum Monthly Level Benefit amount by the same percentage the Excess Withdrawal reduces the Contract Value. See Withdrawals. All other withdrawals and LTC Benefit payments will not change the Maximum Monthly Level Benefit amount. The Maximum Monthly Level Benefit amount does not include Growth Benefits.

                                      IMPORTANT NOTE:
 We designed the LTC Rider to function most optimally if you do not start receiving LTC
Benefits until on or after the 5th contract
 anniversary. After the 5th contract anniversary, you can maximize your monthly LTC
Benefit payments and receive those payments
 over the shortest period of time (giving you access to the money we pay from our general account during the Extension Benefit
 period earlier relative to when you begin taking LTC Benefit payments and over a shorter period of time). This discussion
 assumes that you do not begin taking LTC Benefit payments until after the 5th contract anniversary. However, because we
 wanted to provide you with the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need
 arises, we will highlight the impact of taking LTC Benefit payments earlier in a later section. See "Determining LTC Benefits -
 Electing to Receive LTC Benefits Before the 5th Contract Anniversary."




Whether you can request all of the Maximum Monthly Level Benefit (after the required waiting period and fulfilling all other applicable requirements to receive LTC Benefits) will depend on whether you are residing in a "nursing home" or are receiving "hospice care" (which may be received in your home or in a hospice care facility). Both of these terms, and other qualified Long-Term Care services, are defined in the Long-Term Care Coverage Endorsement form; the actual terms and definitions may vary because of requirements imposed by the particular state in which the LTC Benefit was issued. The following chart shows the amount you may request in LTC Benefits.





Type of Long-Term Care Services                                         Amount of Monthly Benefit You Can Request
 If you are residing in a nursing home or are receiving hospice care:   You may request an amount up to the Maximum Monthly
                                                                        Level
                                                                        Benefit amount. Contractowners with contracts issued in
                                                                        certain
                                                                        states not listed below may also request up to the
                                                                        Maximum
                                                                        Monthly Level Benefit amount if they are in an assisted
                                                                        living
                                                                        facility.
 If you are eligible and qualify for other qualified Long-Term Care     You may request only up to 50% of the Maximum Monthly
                                                                        Level
 Services (such as but not limited to home health care, adult day       Benefit amount*. If upon commencement of a month you
                                                                        qualify to
 care, assisted living services), but are not residing in a nursing     receive up to 50% of the Maximum Monthly Level Benefit
                                                                        amount
 home or receiving hospice care:                                        and during that month you enter a nursing home or start
                                                                        to receive
                                                                        hospice care, you will qualify to receive up to 100% of
                                                                        the
                                                                        Maximum Monthly Level Benefit amount the following
                                                                        month.




* Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly Level Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.


The Maximum Monthly Level Benefit amount will not change after the 5th contract anniversary unless you make an Excess Withdrawal (as described below). If, after the 5th contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased, but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.





 Example: The following is an example of how taking less than the Maximum Monthly Level
  Benefit impacts future
Maximum
 Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and
  Extension Benefit Duration. This example
also
 illustrates how the Maximum Monthly Level Benefit does not change after the 5th Contract
  Year. Assume LTC Benefit
payments
 begin after the 5th contract anniversary and the owner receives 50% of the Maximum
  Monthly Level Benefit each
month.
 On 5th contract anniversary:
 Acceleration Benefit:
 Acceleration Benefit Duration:
 Extension Benefit:
 Extension Benefit Duration:
 Maximum Monthly Level Benefit: ($100,000/24)
 Monthly LTC Benefit payment (50% of $4,166.67)
 On the 6th contract anniversary:
 Remaining Acceleration Benefit:

                                                                                            ($100,000 - LTC Benefit payments of
                                                                                           $25,000 ($2,083.33 x 12))
 Remaining Acceleration Benefit Duration



 Example: The following is an example of how taking less than the Maximum Monthly Level Benefit impacts future Maximum
 Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and Extension Benefit
Duration. This example also
 illustrates how the Maximum Monthly Level Benefit does not change after the 5th Contract Year. Assume
LTC Benefit payments
 begin after the 5th contract anniversary and the owner receives 50% of the Maximum Monthly Level Benefit each month.
 On 5th contract anniversary:
 Acceleration Benefit:                                                                       $100,000
 Acceleration Benefit Duration:                                                             24 months
 Extension Benefit:                                                                          $200,000
 Extension Benefit Duration:                                                                48 months
 Maximum Monthly Level Benefit: ($100,000/24)                                               $4,166.67
 Monthly LTC Benefit payment (50% of $4,166.67)                                             $2,083.33
 On the 6th contract anniversary:
 Remaining Acceleration Benefit:
                                                                                              $75,000
 Remaining Acceleration Benefit Duration

                                           (assuming the Contractowner continues to receive 50% of the Maximum Monthly Level
                                          Benefit): ($75,000 /
                                          $2,083.33)
 Remaining Acceleration Benefit Duration

                                           (if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit):
                                          ($75,000 / $4,166.67)
 Remaining Extension Benefit:
 Remaining Extension Benefit Duration

                                           (assuming the Contractowner continues to receive 50% of the Maximum Monthly Level
                                          Benefit each year):
                                          ($200,000 / $2,083.33)
 Remaining Acceleration Benefit Duration

                                           (if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit):
                                          ($200,000 /
                                          $4,166.67)



                                           36 months
 Remaining Acceleration Benefit Duration
                                           18 months
 Remaining Extension Benefit:              $200,000
 Remaining Extension Benefit Duration
                                           96 months
 Remaining Acceleration Benefit Duration
                                           48 months



Special Considerations When Determining the Amount of Benefits to Request: Keep in mind that you may use the LTC Benefit payments for any purpose and may request more than your actual expenses for Long-Term Care Services (subject to the maximums discussed above). When determining the amount of the LTC Benefit to request, however, there are a number of factors you may want to take into account.

During the Acceleration Benefit Duration, for example, you may want to consider the actual cost of your care and the expected length of your care, the chance that you may not live long enough to receive all the LTC Benefit payments, and the need for Death Benefit and/or annuity features under your contract. During the Acceleration Benefit Duration, taking less than the maximum amount of the Acceleration Benefit to which you are entitled will extend the Acceleration Benefit Duration (and thus will extend the beginning of the Extension Benefit Duration, when LTC Benefits are being paid out of our assets). (As discussed below, not taking Growth Benefit payments will not extend the Acceleration Benefit Duration.) If the cost of any qualified Long-Term Care Services that you are receiving is less than the maximum you can request and you anticipate needing money for Long-Term Care Services for a longer period of time than the LTC Benefit Duration, then you may want to consider taking less than the maximum amount. Taking less than the maximum has the advantage of extending your benefits over a longer time period and/or allowing you to retain your Death Benefit and annuity options (which are reduced by withdrawals including LTC Benefit payments and thus will not be reduced as quickly), but has the disadvantage of there being a greater chance that you may not live long enough to receive all or as many LTC Benefit payments.

Once you are in the Extension Benefit Duration, when LTC Benefits are being paid out of our assets, it is almost universally better to take your maximum permitted amount each month, in case of death prior to all LTC Benefit payments being made.

In all cases, you should also consider the limits imposed under IRS rules. See General Provisions - Federal Taxation below.

Growth Benefit Option

At the time you purchase the Rider, you will choose whether to add the Growth Benefit option. The Growth Benefit option may not be added after the LTC Rider is issued. The Growth Benefit option may provide an additional amount of LTC Benefit from investment gains in the Subaccounts and fixed account. The Growth Benefit is paid as monthly Growth Benefit payments up to the Maximum Monthly Growth Benefit amount.

Growth Benefit payments may be paid in addition to Acceleration Benefit payments and Extension Benefit payments and are paid during both the Acceleration Benefit Duration and the Extension Benefit Duration. Thus, while your initial Gross Purchase Payment (and any subsequent Gross Purchase Payment made during the first 90 days up to the applicable maximum limit) is returned to you over the Acceleration Benefit Duration, your Growth Benefit is spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. After the Extension Benefit is reduced to zero and if there is any remaining LTC Guaranteed Amount, you may continue to receive Growth Benefits, if otherwise eligible, until the LTC Guaranteed Amount is reduced to zero. At such point, Growth Benefit payments will no longer be subject to the Maximum Monthly Growth Benefit limit (i.e., you can request a lump sum of any remaining LTC Guaranteed Amount).

On each contract anniversary until you reach age 76, the LTC Guaranteed Amount may increase to an amount equal to the Contract Value, if higher, due to Automatic Step-ups, up to the maximum LTC Guaranteed Amount limit of $800,000 (referred to as the Automatic Step-up). The Growth Benefit is equal to the difference between the LTC Guaranteed Amount and the Acceleration Benefit, if any. On the contract date, the Growth Benefit is zero. The Growth Benefit will be calculated on each contract anniversary or at the time of an Excess Withdrawal.





 Automatic Step-Ups = On each contract anniversary, the LTC Guaranteed Amount will automatically step up to the Contract
Value
 as of the contract anniversary if:
 o                                                                                          The Covered Life is still living
                                                                                           and under age 76;
 o                                                                                          The Contract Value on that contract
                                                                                           anniversary is greater than the LTC
                                                                                           Guaranteed Amount; and
 o                                                                                          The maximum LTC Guaranteed Amount
                                                                                           limit has never been reached.

 Excess Withdrawals will reduce the LTC Guaranteed Amount and Growth Benefit by the same percentage that the Excess
 Withdrawal reduces the Contract Value.




Once you begin receiving LTC Benefit payments, we transfer Contract Value to the LTC Fixed Account (which is part of our general account) equal to the LTC Guaranteed Amount (or the Contract Value, if less). Each contract anniversary thereafter, we transfer to the LTC Fixed Account the amount by which the LTC Guaranteed Amount "stepped up" that year. See LTC Fixed Account for additional information. Because your Contract Value will be earning fixed interest in the LTC Fixed Account and will no longer be participating in any investment performance in the separate account, there is very little likelihood that the Automatic Step-ups will continue to increase the LTC Guaranteed Amount while you are receiving LTC Benefits even though you will still be paying an increased Acceleration Benefit Charge for the Growth Benefit. Thus if you purchase the Growth Benefit, you should allow sufficient time before you anticipate needing LTC Benefits to allow the Automatic Step-ups to increase the LTC Guaranteed Amount and should not purchase it if you anticipate needing LTC Benefit within a short time-frame.

You will pay a higher LTC Charge for the Growth Benefit option than for the Level Benefit option. In addition, when deciding whether to purchase the Growth Benefit option, you should consider that under the Growth Benefit option, any withdrawal will be an Excess Withdrawal. However, if the maximum LTC Guaranteed Amount limit of $800,000 has been reached or you are age 76 or older, and your Contract Value exceeds the LTC Guaranteed Amount on a contract anniversary, you may withdraw an amount up to the Conforming Withdrawal amount. See Withdrawals for an example of how an Excess Withdrawal reduces the LTC Guaranteed Amount.

Once the maximum LTC Guaranteed Amount limit has been reached or you are age 76 or older, you will not receive any further Automatic Step-ups of the LTC Guaranteed Amount (even if it later declines due to Excess Withdrawals or LTC Benefit payments). Contract Value in excess of the maximum LTC Guaranteed Amount will not provide any additional Growth Benefit.





 Example: Following is an example of how the Automatic Step-ups will work through the first three contract
anniversaries
 (assuming no withdrawals).
 Total Gross Purchase Payments added to the contract as of 90th day after the contract date:
 LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase
  Payments made into
the
 contract:
 Acceleration Benefit as of 90th day after the contract date:
 Total Contract Value on 1st contract anniversary reflecting investment gain:
 New LTC Guaranteed Amount on 1st contract anniversary:

                                                                                            (LTC Guaranteed Amount steps up
                                                                                           since $225,000 is greater than LTC
                                                                                           Guaranteed Amount of $200,000)
 Growth Benefit on 1st contract anniversary

                                                                                            ($225,000 LTC Guaranteed Amount -
                                                                                           $200,000 Acceleration Benefit):
 Total Contract Value on 2nd contract anniversary reflecting investment loss from previous contract
anniversary
                                                                                            ($225,000 LTC Guaranteed Amount
                                                                                           does not change as the Contract
                                                                                           Value of $218,000 is less; $25,000
                                                                                           Growth Benefit does not change):
 Total Contract Value on 3rd contract anniversary reflecting investment gain from previous contract
anniversary:
 New LTC Guaranteed Amount

                                                                                            (LTC Guaranteed Amount steps up as
                                                                                           $240,000 is greater than LTC
                                                                                           Guaranteed Amount of $225,000):
 Growth Benefit on 3rd contract anniversary

                                                                                            ($240,000 LTC Guaranteed Amount -
                                                                                           $200,000 Acceleration Benefit):



 Example: Following is an example of how the Automatic Step-ups will work through the first three contract anniversaries
 (assuming no withdrawals).
 Total Gross Purchase Payments added to the contract as of 90th day after the contract      $200,000
date:
 LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase         $200,000
Payments made into the
 contract:
 Acceleration Benefit as of 90th day after the contract date:                               $200,000
 Total Contract Value on 1st contract anniversary reflecting investment gain:               $225,000
 New LTC Guaranteed Amount on 1st contract anniversary:
                                                                                            $225,000
 Growth Benefit on 1st contract anniversary
                                                                                            $ 25,000
 Total Contract Value on 2nd contract anniversary reflecting investment loss from previous contract anniversary
                                                                                            $218,000
 Total Contract Value on 3rd contract anniversary reflecting investment gain from previous  $240,000 contract anniversary:
 New LTC Guaranteed Amount
                                                                                            $240,000
 Growth Benefit on 3rd contract anniversary
                                                                                            $ 40,000



You may choose to irrevocably terminate the Automatic Step-ups if you believe that you have sufficient LTC Benefits to cover your needs and do not want or need to further increase the LTC Benefits. You may terminate Automatic Step-ups after the 5th contract anniversary by notifying us in writing at least 30 days prior to the next contract anniversary. By choosing to terminate the Automatic Step-ups, the LTC Guaranteed Amount will no longer step up to the Contract Value, if higher. You will still pay the higher Acceleration Benefit Charge associated with the Growth Benefit if you terminate automatic step-ups. However, the charge will not increase as the LTC Guaranteed Amount (which the charge is based on) will no longer increase because of step-ups to the Contract Value. See Charges and Other Deductions - Rider Charges - Long-Term CareSM Advantage Charge.

Growth Benefit payments reduce the Growth Benefit, the LTC Guaranteed Amount, and the Contract Value by the dollar amount of the payment. Excess Withdrawals reduce the Growth Benefit by the same percentage that the Excess Withdrawal amount reduces the Contract Value. This means that the reduction in the Growth Benefit could be more than the dollar amount withdrawn. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account once you begin receiving payments and each contract anniversary thereafter, all Growth Benefit payments are subject to claims of our general creditors and to the claims paying ability of Lincoln Life.

Maximum Monthly Growth Benefit

The Maximum Monthly Growth Benefit amount is the maximum amount of Growth Benefit that may be paid in any calendar month. The Maximum Monthly Growth Benefit amount is recalculated each contract anniversary and upon an Excess Withdrawal. The calculation of the Maximum Monthly Growth Benefit amount is based on payment of the Growth Benefit over both the Acceleration and Extension Benefit Durations.

Under the formula, we determine how many months of Acceleration and Extension Benefit payments are remaining by dividing the total remaining Acceleration and Extension Benefits by the Maximum Monthly Level Benefit amount. Then the Growth Benefit is divided over this same number of months.





 The Maximum Monthly Growth Benefit amount = [i - ((ii + iii) - iv)] where:
         (i)   equals the Growth Benefit on the contract anniversary;
      (ii)     equals any remaining Acceleration Benefit on the contract anniversary;
     (iii)     equals any remaining Extension Benefit on the contract anniversary; and
      (iv)     equals the Maximum Monthly Level Benefit amount on the contract anniversary.




When you make a request for benefits, you may request an amount up to the Maximum Monthly LTC Benefit amount. You will receive a single monthly LTC Benefit payment that will include the Growth Benefit payment, in addition to either the Acceleration Benefit payment or Extension Benefit payment. We deduct your request first from the Acceleration Benefit (during the Acceleration Benefit Duration) or Extension Benefit (during the Extension Benefit Duration) up to the Maximum Monthly Level Benefit (which is the maximum amount you could request if you did not have the Growth Benefit option). Any amount requested above that amount will be deducted from the Growth Benefit up to the Maximum Monthly LTC Benefit amount. Thus, no Growth Benefit payments will be made unless you are requesting more than the Maximum Monthly Level Benefit amount available to you for that month. However, any unused Growth Benefit Payments can be used once the Maximum Growth Benefit Monthly payment is recalculated.





 Maximum Monthly LTC Benefit amount = the Maximum Monthly Level Benefit amount plus the
Maximum Monthly Growth Benefit
 amount




Whether you can request all of the Maximum Monthly LTC Benefit will depend on whether you are residing in a nursing home or receiving hospice care:





Type of Long-Term Care Services                                         Amount of Monthly Benefit You Can Request
 If you are residing in a nursing home or are receiving hospice care:   You may request an amount up to the Maximum Monthly LTC
                                                                        Benefit amount. Contractowners with contracts issued in
                                                                        certain
                                                                        states not listed below may also request up to the
                                                                        Maximum
                                                                        Monthly LTC Benefit amount if they are in an assisted
                                                                        living facility.
 If you are eligible and qualify for other qualified Long-Term Care     You may request only up to 50% of the Maximum Monthly
                                                                        LTC
 Services (such as but not limited to home health care, adult day       Benefit amount*. If upon commencement of a month you
                                                                        qualify to
 care, assisted living services), but are not residing in a nursing     receive up to 50% of the Maximum Monthly LTC Benefit
                                                                        amount
 home or receiving hospice care:                                        and during that month you enter a nursing home or start
                                                                        to receive
                                                                        hospice care, you will qualify to receive up to 100% of
                                                                        the
                                                                        Maximum Monthly LTC Benefit amount the following month.




*Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly LTC Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.





 Example: The following is an example of how the Maximum Monthly Growth Benefit amount,
  Maximum Monthly Level
Benefit
 amount and the Maximum Monthly LTC Benefit are calculated on the 5th contract anniversary with growth of the Contract
Value
 from investment gains of $20,000 and assuming $100,000 Gross Purchase Payments were made prior to 90th day after
the
 contract date.
 Acceleration Benefit on 5th contract anniversary:
 Extension Benefit on 5th contract anniversary:
 Contract Value on 5th contract anniversary:
 LTC Guaranteed Amount on 5th contract anniversary steps-up to contract value of $120,000:
 Growth Benefit

                                                                                            ($120,000 LTC Guaranteed Amount -
                                                                                           $100,000 Acceleration Benefit):



 Example: The following is an example of how the Maximum Monthly Growth Benefit amount, Maximum Monthly
Level Benefit
 amount and the Maximum Monthly LTC Benefit are calculated on the 5th contract anniversary with growth of the Contract Value
 from investment gains of $20,000 and assuming $100,000 Gross Purchase Payments were made prior to 90th day after the
 contract date.
 Acceleration Benefit on 5th contract anniversary:                                          $100,000
 Extension Benefit on 5th contract anniversary:                                             $200,000
 Contract Value on 5th contract anniversary:                                                $120,000
 LTC Guaranteed Amount on 5th contract anniversary steps-up to contract value of $120,000:  $120,000
 Growth Benefit
                                                                                             $20,000

 Maximum Monthly Level Benefit

                                                      ($100,000 - 24 months of Acceleration Benefit Duration left):
 Maximum Monthly Growth Benefit

                                                      [($20,000 Growth Benefit - (($100,000 Acceleration Benefit + $200,000
                                                     Extension Benefit) - $4,166.67
                                                     Maximum Monthly Level Benefit)]:
 Maximum Monthly LTC Benefit ($4,166.67 + $277.78):



 Maximum Monthly Level Benefit
                                                      $4,166.67
 Maximum Monthly Growth Benefit
                                                        $277.78
 Maximum Monthly LTC Benefit ($4,166.67 + $277.78):   $4,444.45



Special Considerations When Determining the Amount of Benefits to Request: If you receive less than the Maximum Monthly Growth Benefit amount, the unused Growth Benefit for that month will not be available for the remainder of that Contract Year. On the next contract anniversary, the remaining Growth Benefit for the prior year will carry over and the Growth Benefit and the Maximum Monthly Growth Benefit amount will be recalculated, and will increase, as stated above. Taking less than the Maximum Monthly Growth Benefit amount will not extend the Acceleration Benefit Duration or Extension Benefit Duration. This calculation is intended to permit you to take your remaining Growth Benefit over the same period you will receive your remaining Acceleration Benefit plus your Extension Benefit. Any Growth Benefit remaining at the end of the Extension Benefit Duration will continue to be available to you as LTC Benefit payments until exhausted, and will not be subject to a monthly maximum limit.





 Example: Continuing the prior example if, during the first six months of the Contract
Year, you requested that you be paid the
 entire Maximum Monthly Growth Benefit each month and then for the other six months you requested no Growth Benefit, there
 will be unused Growth Benefit for that contract year of $1,666.68 ($277.78 Maximum
Monthly Growth Benefit x 6 months). On the
 next contract anniversary, the Maximum Monthly Growth Benefit will increase because there was unused Growth Benefit during
 the current Contract Year.




Electing to Receive LTC Benefits Before the 5th Contract Anniversary


As we previously mentioned, we designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the 5th contract anniversary. The LTC Rider is designed to provide the highest amount of monthly LTC Benefits if you wait until after the 5th contract anniversary to receive LTC Benefit payments, though no matter when you start to receive LTC Benefit payments, we promise to pay you the same overall amount of LTC Benefits. The preceding discussion assumed that you do not begin taking LTC Benefit payments before the 5th contract anniversary. However, you have the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need arises. This section highlights the impact of taking LTC Benefit payments earlier.

When you purchase the LTC Rider, the LTC Benefit Duration is equal to 252 months and is comprised of 84 months (i.e., 7 years) of Acceleration Benefit Duration plus 168 months (i.e., 14 years) of Extension Benefit Duration. If you have not received LTC Benefits, on each contract anniversary up to the 5th contract anniversary, we will recalculate the LTC Benefit Duration by subtracting 12 months from the Acceleration Benefit Duration and 24 months from the Extension Benefit Duration. This is important because the Acceleration Benefits and the Extension Benefits are paid monthly up to the Maximum Monthly Level Benefit amount and the Maximum Monthly Level Benefit amount is calculated based on the number of months remaining in the Acceleration Benefit Duration or Extension Benefit Duration.

The following chart illustrates how the LTC Benefit Durations decrease each year that you wait to receive LTC Benefit payments up to the 5th contract anniversary. You should refer to this chart and carefully consider the information contained in the chart in order to determine the minimum Acceleration Benefit Duration and the minimum Extension Benefit Duration based on the Contract Year you start to submit requests for LTC Benefits.





                       LTC Benefit Duration Chart
 Contract Year of First      Acceleration       Extension      Total LTC
   Request for Maximum          Benefit          Benefit        Benefit
  Level Benefit amounts        Duration         Duration        Duration
           1*                 84 months       168 months      252 months
            2                 72 months       144 months      216 months
            3                 60 months       120 months      180 months
            4                 48 months        96 months      144 months
            5                 36 months        72 months      108 months
           6+                 24 months        48 months       72 months




* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day Deductible Period.


When a benefit payment less than the Maximum Monthly Level Benefit amount is made prior to the 5th contract anniversary, we will recalculate your Maximum Monthly Level Benefit amount and it will increase, but we will not extend the Acceleration Benefit Duration.

Accordingly, if you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the 5th contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

Example: The following chart provides an example of how the Maximum Monthly Level Benefit (annualized) increases each year that you wait to start receiving Acceleration Benefit payments up to the 5th contract anniversary. This chart illustrates a Gross purchase payment of $100,000, resulting in an Acceleration Benefit of $100,000 as of the Contract Year when you start to receive Acceleration Benefit payments. The example also assumes you have chosen the Level Benefit option and that the Maximum Monthly Level Benefit amount is taken each Contract Year starting at the beginning of the Contract Year and that no withdrawals have been made other than the illustrated LTC Benefit amounts.





                                        Maximum Monthly Level Benefit (annualized)
                                     based on when Acceleration Benefit payments begin
                                    Acceleration
                                      Benefit       Acceleration       Acceleration                          Acceleration
                                      payments    Benefit payments   Benefit payments   Benefit payments   Benefit payments
LTC Benefit              Contract     Begin in        Begin in           Begin in           Begin in           Begin in
Duration                   Year        Year 2          Year 3             Year 4             Year 5             Year 6
 Acceleration Benefit        1*       $ 16,667
                             2        $ 16,667
                             3        $ 16,667   $  20,000
                             4        $ 16,667   $  20,000          $  25,000
                             5        $ 16,667   $  20,000          $  25,000          $  33,000
                             6        $ 16,667   $  20,000          $  25,000          $  33,000          $  50,000
                             7        $ 16,667   $  20,000          $  25,000          $  33,000          $  50,000
 Extension Benefits          8         $16,667     $20,000            $25,000            $33,000            $50,000
                             9         $16,667     $20,000            $25,000            $33,000            $50,000
                            10         $16,667     $20,000            $25,000            $33,000            $50,000
                            11         $16,667     $20,000            $25,000            $33,000            $50,000
                            12         $16,667     $20,000            $25,000            $33,000
                            13         $16,667     $20,000            $25,000            $33,000
                            14         $16,667     $20,000            $25,000
                            15         $16,667     $20,000            $25,000
                            16         $16,667     $20,000
                            17         $16,667     $20,000
                            18         $16,667
                            19         $16,667



* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day Deductible Period. For illustrative purposes, this chart does not include satisfaction of the Deductible Period.





 Example: Continuing the example illustrated by the chart, if you started to receive
  Acceleration Benefit payments during the
3rd
 Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
 LTC Guaranteed Amount as of 2nd contract anniversary:
 Acceleration Benefit (equals LTC Guaranteed Amount):
 Extension Benefit (2 x Acceleration Benefit):
 Remaining Acceleration Benefit Duration (from LTC Benefit Duration chart)
 Maximum Monthly Level Benefit

                                                                                            ($100,000 Acceleration Benefit - 60
                                                                                           months):
 Remaining Extension Benefit Duration (from LTC Benefit Duration)



 Example: Continuing the example illustrated by the chart, if you started to receive Acceleration Benefit payments during the 3rd
 Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
 LTC Guaranteed Amount as of 2nd contract anniversary:                                      $100,000
 Acceleration Benefit (equals LTC Guaranteed Amount):                                       $100,000
 Extension Benefit (2 x Acceleration Benefit):                                              $200,000
 Remaining Acceleration Benefit Duration (from LTC Benefit Duration chart)                  60 months
 Maximum Monthly Level Benefit
                                                                                            $1,666.67 or $20,000 per year
 Remaining Extension Benefit Duration (from LTC Benefit Duration)                           120 months

  By
elect
to
start
recei
Accel
Benef
payme
in
the
3rd
Contr
Year,
the
Maxim
Month
Level
Benef
  (an
would
be
$20,0
If
the
Maxim
Month
Level
Benef
were
reque
and
paid
out
each
month
the
Accel
  Ben
Durat
would
be 60
month
(5
years
follo
by an
Exten
Benef
Durat
of
120
month
(10
years
The
total
  ava
Accel
and
Exten
Benef
would
still
be
$300,
($100
Accel
Benef
plus
$200,
Exten
  Ben
If
you
waite
to
start
recei
the
Accel
Benef
payme
on or
after
the
5th
contr
anniv
the
annua
  ben
would
have
been
$50,0
paid
out
over
the
minim
Accel
and
Exten
Benef
Durat
of 24
and
48
month
  res
  If
you
are
recei
the
Maxim
Month
Level
Benef
each
month
the
Maxim
Month
Level
Benef
will
not
chang
the
  fol
Contr
Year.
If
you
recei
less
than
the
Maxim
Month
Level
Benef
amoun
in
any
Contr
Year
prior
to
the
5th
  con
anniv
the
Maxim
Month
Level
Benef
will
be
recal
on
the
contr
anniv
and
will
incre
In
  add
the
minim
Exten
Benef
Durat
will
be
recal
on
the
contr
anniv
and
will
decre
due
to
the
  hig
Maxim
Month
Level
Benef
amoun
The
Exten
Benef
Durat
will
be
recal
to
equal
the
Exten
  Ben
divid
by
the
recal
Maxim
Month
Level
Benef







 Example: Continuing the previous example, the following is an example of how the Maximum
  Monthly Level Benefit amount
and
 the minimum Extension Benefit Duration are recalculated on the 3rd contract anniversary where less than the Maximum
Monthly
 Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000
LTC
 Guaranteed Amount as of the 2nd contract anniversary has been reduced by Acceleration
  Benefit payments of only $10,000 (paid
in
 the third Contract Year) of the available annual amount of $20,000.
 LTC Guaranteed Amount as of the 3rd contract anniversary

                                                                                            ($100,000 - $10,000 LTC Benefit
                                                                                           payment in prior Contract Year):
 Acceleration Benefit (equals the LTC Guaranteed Amount):
 Extension Benefit (has not been reduced as no Extension Benefits have been paid):
 Minimum Acceleration Benefit Duration (from LTC Benefit Duration chart)
 Maximum Monthly Level Benefit

                                                                                            ($90,000 Acceleration Benefit - 48
                                                                                           months):
 Minimum Extension Benefit Duration

                                                                                            ($200,000 Extension Benefit -
                                                                                           $1,875 Maximum Monthly Level
                                                                                           Benefit):
 The remaining Acceleration Benefit Duration after the 3rd contract anniversary is 48 months. The new Maximum Monthly
Level
 Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to
receiving
 less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly
  Level Benefit amount ($937.50)
will
 be available to you if you are not confined to a nursing home or are not receiving hospice
care.
 On the 5th contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will
not
 change thereafter unless you make an Excess Withdrawal. If after the 5th contract anniversary, you receive less than the
Maximum
 Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but
the
 minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the
remaining
 Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.



 Example: Continuing the previous example, the following is an example of how the Maximum Monthly Level Benefit amount and the minimum Extension Benefit Duration are recalculated on the 3rd contract anniversary where less than the Maximum
Monthly
 Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000 LTC
 Guaranteed Amount as of the 2nd contract anniversary has been reduced by Acceleration Benefit payments of only $10,000
(paid in
 the third Contract Year) of the available annual amount of $20,000.
 LTC Guaranteed Amount as of the 3rd contract anniversary
                                                                                             $90,000
 Acceleration Benefit (equals the LTC Guaranteed Amount):                                    $90,000
 Extension Benefit (has not been reduced as no Extension Benefits have been paid):          $200,000
 Minimum Acceleration Benefit Duration (from LTC Benefit Duration chart)                    48 months
 Maximum Monthly Level Benefit
                                                                                            $1,875.00 or $22,500 per year
 Minimum Extension Benefit Duration
                                                                                            107 months
 The remaining Acceleration Benefit Duration after the 3rd contract anniversary is 48 months. The new Maximum Monthly Level
 Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to receiving
 less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly Level Benefit amount ($937.50)
will
 be available to you if you are not confined to a nursing home or are not receiving hospice care.
 On the 5th contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will not
 change thereafter unless you make an Excess Withdrawal. If after the 5th contract anniversary, you receive less than the
Maximum
 Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining
 Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.



Withdrawals

You may be able to make withdrawals pursuant to the withdrawal provision of your contract without a reduction to the LTC Benefits if the LTC Guaranteed Amount is less than the Contract Value. Under the LTC Rider, withdrawals are either Conforming Withdrawals or Excess Withdrawals. Conforming Withdrawals will not have any effect on the LTC Benefits and will reduce the Contract Value by the amount of the withdrawal. Excess Withdrawals reduce the LTC Benefits by the same percentage that the Excess Withdrawal reduced the Contract Value. Excess Withdrawals reduce the Contract Value by the amount of the withdrawal. The tax consequences of withdrawals are discussed in the Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Conforming Withdrawal amount, will continue to be subject to any other terms and conditions contained in your contract. See The Contracts-Surrenders and Withdrawals.

Conforming Withdrawals

If available, you may make periodic withdrawals from your Contract Value in amounts less than or equal to the Conforming Withdrawal amount each Contract Year without reducing the LTC Benefits. Conforming Withdrawals may be withdrawn in addition to receiving LTC Benefit payments . Conforming Withdrawals will not reduce the LTC Guaranteed Amount, the Acceleration Benefit, Extension Benefit, and if elected, the Growth Benefit. If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Moreover, if you elect the Growth Benefit option, any withdrawal will be deemed an Excess Withdrawal unless you are age 76 or older or the maximum LTC

Guaranteed Amount limit of $800,000 has been reached and your Contract Value exceeds the maximum LTC Guaranteed Amount on a contract anniversary, in which case you may withdraw an amount up to the Conforming Withdrawal amount for that Contract Year.





 Conforming Withdrawal = any withdrawal that does not exceed during a contract year the greater of $0 and (a) minus (b)
where:
               (a)    equals 5% of the difference of the Contract Value over the LTC Guaranteed Amount as of the most recent contract
                     anniversary (or, prior to the first contract anniversary, the contract date); and
               (b)    equals all prior withdrawals in that Contract Year.




Excess Withdrawals


Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Contract Year that exceeds the Conforming Withdrawal amount. Only that portion of the current withdrawal amount that exceeds the Conforming Withdrawal amount will be deemed to be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may receive will be the Optional Nonforfeiture Benefit, if elected.





 More specifically, Excess Withdrawals reduce various benefits in accordance with the following
formula:
 o                                                                                          Multiply the benefit being affected
                                                                                           (i.e., the Acceleration Benefit)
                                                                                           before the Excess Withdrawal by (1 -
                                                                                           the Reduction
                                                                                           Percentage due to Excess
                                                                                           Withdrawal).
 o                                                                                          The Reduction Percentage due to
                                                                                           Excess Withdrawal = Excess
                                                                                           Withdrawal - Contract Value before
                                                                                           the Excess Withdrawal.
 Importantly, this means that the reduction could be more than the dollar amount withdrawn.




Excess Withdrawals will reduce the LTC Guaranteed Amount, Acceleration Benefit, Extension Benefit, Maximum Monthly Level Benefit and any Growth Benefit and Maximum Monthly Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. This means that the reductions in these amounts could be more than the dollar amount withdrawn. In a declining market, Excess Withdrawals may substantially reduce or eliminate the LTC Benefits, the Maximum Monthly Level Benefit, and if elected, Maximum Monthly Growth Benefit.






 Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the Acceleration Benefit,
LTC
 Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly
  Growth Benefit and Growth
Benefit.
 The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed
  Amount is greater than the
Contract
 Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
 LTC Guaranteed Amount:
 Acceleration Benefit:
 Extension Benefit:
 Maximum Monthly Level Benefit:
 Growth Benefit:
 Maximum Monthly Growth Benefit
 Excess Withdrawal from Contract Value:
 Contract Value immediately prior to Excess Withdrawal:
 Reduction Percentage due to Excess Withdrawal

                                                                                            [$4,000 Excess Withdrawal - $85,000
                                                                                           Contract Value]:
 LTC Guaranteed Amount after Excess Withdrawal

                                                                                            [$320,000 LTC Guaranteed Amount x
                                                                                           (1-4.71%)]:
 Extension Benefit after Excess Withdrawal

                                                                                            [$240,000 x (1-4.71%)]:
 Maximum Monthly Level Benefit after Excess Withdrawal

                                                                                            [$5,000 Maximum Monthly Level
                                                                                           Benefit x (1-4.71%)]:
 Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:
 Maximum Monthly Growth Benefit after Excess Withdrawal

                                                                                            [$2,778 Maximum Monthly Growth
                                                                                           Benefit x (1-4.71%)]:



 Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the
Acceleration Benefit, LTC
 Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly Growth Benefit and
Growth Benefit.
 The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed Amount is greater than the Contract
 Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
 LTC Guaranteed Amount:                                                                     $320,000
 Acceleration Benefit:                                                                      $120,000
 Extension Benefit:                                                                         $240,000
 Maximum Monthly Level Benefit:                                                               $5,000
 Growth Benefit:                                                                            $200,000
 Maximum Monthly Growth Benefit                                                               $2,778
 Excess Withdrawal from Contract Value:                                                       $4,000
 Contract Value immediately prior to Excess Withdrawal:                                      $85,000
 Reduction Percentage due to Excess Withdrawal
                                                                                            4.71%
 LTC Guaranteed Amount after Excess Withdrawal
                                                                                            $304,928
 Extension Benefit after Excess Withdrawal
                                                                                            $228,696
 Maximum Monthly Level Benefit after Excess Withdrawal
                                                                                              $4,765
 Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:              $190,580
 Maximum Monthly Growth Benefit after Excess Withdrawal
                                                                                              $2,647



LTC Fixed Account

The LTC Fixed Account is part of the general account, and thus is not insulated from the claims of our general creditors. The LTC Fixed Account is designated to hold an amount equal to the LTC Guaranteed Amount while paying LTC Benefits. The LTC Fixed Account will offer a rate of interest that will be adjusted periodically and is guaranteed to be an effective rate of not less than the minimum guaranteed interest rate stated in your contract on amounts held in the LTC Fixed Account. Contracts issued in certain states may guarantee a higher minimum rate of interest than in other states. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. See Fixed Side of the Contract for more information about the general account.

On the date we make the initial determination that you are eligible to receive LTC Benefits (as described in the "Establishing Benefit Eligibility" section), we will transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) as of that date to the LTC Fixed Account. Amounts transferred to the LTC Fixed Account will no longer have the ability to participate in the performance of the variable Subaccounts. The Contract Value will be transferred proportionately from the variable Subaccounts and the fixed account for use with dollar-cost averaging, if any, in which you are invested. Transfers of Contract Value to the LTC Fixed Account may reduce the Contract Value in the Subaccounts to zero. Acceleration Benefit payments and Growth Benefit payments (if elected) will first be deducted from the LTC Fixed Account. LTC Charges will be deducted proportionally from the LTC Fixed Account, the fixed account for use with dollar-cost averaging and the Subaccounts.

On the contract anniversary that follows the initial determination of eligibility to receive LTC Benefits and on each contract anniversary that follows, we will transfer Contract Value to and from the LTC Fixed Account, the Subaccounts and any other fixed account. The amount of Contract Value that will be transferred into the LTC Fixed Account will be equal to the difference, if any, between the LTC Guaranteed Amount and the Contract Value that is in the LTC Fixed Account. This may result in the entire Contract Value being allocated to the LTC Fixed Account. If the Contract Value in the LTC Fixed Account exceeds the LTC Guaranteed Amount, we will move Contract Value equal to the difference between the Contract Value and the LTC Guaranteed Amount from the LTC Fixed Account to the Subaccounts according to your instructions for future allocations.

If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. This transfer will be made under a twelve-month dollar-cost averaging service. See The Contracts - Additional Services for more details on dollar-cost averaging. If, after you stop receiving LTC Benefits and then at a later date recommence receiving benefits, sufficient Contract Value will be transferred back to the LTC Fixed Account so that the balance in the LTC Fixed Account equals the LTC Guaranteed Amount.


Termination

Termination Events

The LTC Rider will terminate under any of the following circumstances:
 o termination of the contract;
 o upon written request to terminate the LTC Rider after the 3rd contract anniversary (you may not request to terminate the LTC Rider prior to the 3rd contract anniversary);
 o you elect to receive Annuity Payouts under any of the Annuity Payout options available under the contract, including but not limited to electing either i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit), or Lincoln SmartIncomeSM Inflation;
 o on the date the Contractowner is changed due to death or divorce;
 o upon the death of the Covered Life;
 o 45 days after the contract date if a signed duplicate copy of the contract amendment issued with the LTC Rider is not returned to Lincoln Life;
 o an Excess Withdrawal reduces the Contract Value to zero;
 o all LTC Benefits are reduced to zero;
 o you terminate the LTC Rider under the Nonforfeiture provision.
 o within the first 6 months following the contract date we determine that you made a misrepresentation in the application or contract amendment that was material to the issuance of the rider we may void or terminate the rider.
 o after the first 6 months but prior to the end of the first 24 months after the contract date we determine that you made a misrepresentation that was material to both the issuance of the rider and a claim for LTC Benefits we may void or terminate the rider.
 o after 24 months from the contract date if we determine that you knowingly or intentionally misrepresented relevant facts relating to your health the LTC Rider may be voided or terminated by us.

Upon termination of the LTC Rider, the LTC Benefits (except benefits provided under either Nonforfeiture Benefit provision) and LTC Charge will terminate and a proportional amount of the LTC Charge will be deducted. Contract Value in the LTC Fixed Account will be transferred to the Subaccounts according to your future Subaccount allocation instructions. The termination will not result in any increase to the Contract Value to equal the LTC Guaranteed Amount.

Nonforfeiture Benefit

The LTC Rider provides a nonforfeiture benefit ("Nonforfeiture Benefit") if you terminate the LTC Rider in certain circumstances (described below). The Nonforfeiture Benefit provides a reduced long-term care insurance benefit.

 o There is a Nonforfeiture Benefit called the Contingent Nonforfeiture Benefit, provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit.
 o You may also choose to add an enhanced Nonforfeiture Benefit, called the Optional Nonforfeiture Benefit, for an additional charge, that pays a reduced long-term care insurance benefit. It is "enhanced" because you may terminate the LTC Rider for any reason after 3 years, rather than just if there is a specified increase of the charge for the Extension Benefit.

Once either Nonforfeiture Benefit is in effect, the LTC Charges will terminate. You should be aware that the Nonforfeiture Benefit provision provides only a limited amount of LTC Benefits. Moreover, the LTC Benefits provided by the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit are equivalent; (this amount is hereinafter referred to as the "Nonforfeiture Benefit Amount") the important difference between the two are the conditions under which they will be paid. These conditions are described below. The Nonforfeiture Benefit Amount is the greater of:
 o one month's Maximum Monthly Level Benefit in effect on the date that the LTC Rider is terminated; or
 o an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension Benefits paid prior to the date the LTC Rider is terminated.

Payments of the Nonforfeiture Benefit Amount are made only after the seventh contract anniversary and after the conditions set forth below are met. Payment of the Nonforfeiture Benefit Amount is subject to the benefit eligibility and deductible period requirements described in the Establishing Benefit Eligibility section. Nonforfeiture Benefit Amount payments must be requested as described in the Requesting LTC Benefits section. Nonforfeiture Benefit Amount payments will be payable monthly up to the Maximum Monthly Level Benefit amount in effect on the date that the LTC Rider is terminated.

Once the Nonforfeiture Benefit provision is effective, it will remain effective until the earlier of the death of the Covered Life or the date the total Nonforfeiture Benefit Amounts have been fully paid out. Upon the death of the Covered Life, the Nonforfeiture Benefit terminates. The Nonforfeiture Benefit Amount will not exceed the remaining amount of Extension Benefits that would have been paid if the LTC Rider had remained in force.

Contingent Nonforfeiture Benefit. The Contingent Nonforfeiture Benefit is provided at no charge on all LTC Riders. The Contingent Nonforfeiture Benefit will pay you the Nonforfeiture Benefit Amount if both of the following conditions are met:
 o the Extension Benefit Charge has increased by more than a specified percentage over the initial charge; and
 o you surrender your contract or elect to terminate the LTC Rider within 120 days after the Extension Benefit Charge
                                        is increased.

The specified percentage of change to the Extension Benefit Charge that will trigger the availability of Contingent Nonforfeiture Benefit is determined by your age as of the contract date. The specified percentages are as follows:





                 Percent Over Initial         Percent Over Initial
     Age on        Extension Benefit           Extension Benefit
 Contract Date          Charge          Age          Charge
    45 - 49             130%            66            48%
    50 - 54             110%            67            46%
    55 - 59              90%            68            44%
       60                70%            69            42%
       61                66%            70            40%
       62                62%            71            38%
       63                58%            72            36%
       64                54%            73            34%
       65                50%            74            32%




Optional Nonforfeiture Benefit. As noted, for an additional charge, you may purchase the Optional Nonforfeiture Benefit. The Optional Nonforfeiture Benefit provides for payment of the Nonforfeiture Benefit Amount under the following conditions:
 o you surrender the contract at least three years after the contract date; or
 o you submit a written request to terminate the LTC Rider at least three years after the contract date; or
 o you elect to receive annuity payments under any Annuity Payout option available in the contract or any other annuity settlement option we make available and commencing prior to the contract's maturity date and at least three years after the contract date.

If you purchase the Optional Nonforfeiture Benefit and terminate the LTC Rider under conditions applicable under either the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit, only the one applicable Nonforfeiture Benefit will be payable. The Optional Nonforfeiture provision may not be purchased after the LTC Rider is issued.


General Provisions

Death Benefits

The LTC Rider has no provision for Death Benefits, other than the Death Benefit provision in the underlying contract. The LTC Rider terminates upon death of the Covered Life and the LTC Benefits, including the LTC Guaranteed Amount, will not be payable under any Death Benefit option. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the "Death Benefit" section of the prospectus) will be in effect. If a Contractowner who had been receiving LTC Benefit payments dies while the contract is in effect, we reserve the right to withhold a portion of any Death Benefits that would otherwise be payable until we have verified that we have received all requests for LTC Benefits. Death Benefit distributions in accordance with Code section 72(s) or 401(a) (9) will not be made later than five years from the date of the Contractowner's death. The EEB Death Benefit is not available with this LTC Rider.

The Guarantee of Principal Death Benefit and Enhanced Guaranteed Minimum Death Benefit both calculate Death Benefit amounts by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value. For purposes of calculating Death Benefits under those contracts, Acceleration Benefit payments and Growth Benefit payments, as well as Conforming and Excess Withdrawals, are considered withdrawals that reduce the amount of the Death Benefit. See The Contracts - Death Benefits.

Investment Requirements

By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You will be subject to Investment Requirements. See The Contracts - Investment Requirements - Option 3 for a description of these investment restrictions. The Investment Requirements will apply to your entire Contract Value. No Purchase Payments can be directly invested in the LTC Fixed Account.

Federal Taxation

Qualified Long-Term Care Insurance Contract. The LTC Rider is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Internal Revenue Code. As described above, the LTC Charge is deducted from the Contract Value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the Contract Value to pay LTC Charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce the Contractowners basis in the contract. The deductions from the Contract Value will reduce the Contract Value, but not below zero.

Federal Income Tax Treatment of Benefits under the LTC Rider. The LTC Benefits provided under the LTC Rider are treated as provided under a "Qualified Long-Term Care Insurance Contract," as that term is defined under section 7702B(b) of the Internal Revenue Code. This discussion outlines our understanding of the federal income tax treatment of the LTC Benefits, as well as how the LTC Benefit payments will be reported to you. However, you should always consult a tax advisor about the application of tax rules to your individual situation.

Benefits that you receive under a Qualified Long-Term Care Insurance Contract will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for Covered Services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce the Contractowner's basis in the contract. These payments may also reduce the basis in your annuity contract.

If the LTC Benefits that you receive exceed the benefit limits outlined above, the amount of the excess benefits may represent taxable income to you. If you are under age 591/2 at the time of the payment of excess benefits, an additional 10% "penalty tax" may apply.

If the Maximum Monthly LTC Benefit amount, if applicable, exceeds the limits under IRS rules (currently $320.00 per day or $116,800 annually for 2013), amounts received by you in excess of the IRS limit may be excludable from ordinary income to the extent that you have actually incurred long-term care expenses of that amount. You should take into account the IRS limit when selecting the amount of monthly LTC Benefit you would like to receive. We recommend that you discuss the tax implications of receiving benefits in excess of the IRS limit with a tax advisor.

Maturity Date

When you purchase the LTC Rider, the maturity date set forth in your contract will be the Annuitant's 95th birthday. The maturity date is the date when you must choose an Annuity Payout option and annuitize your contract. Except as set forth below, annuitization of your contract will terminate the LTC Rider.

If you are receiving LTC Benefit payments under this LTC Rider at the maturity date (when you reach age 95), we will extend the maturity date and continue to provide LTC Benefit payments, subject to the terms and conditions of the LTC Rider. If you decide to elect an Annuity Payout option and annuitize your Contract Value, the LTC Rider will terminate.

If you are not receiving LTC Benefit payments at the maturity date and you have a Contract Value, you will need to elect an Annuity Payout option available under your contract. This will terminate the Acceleration and Growth Benefits (that would have been paid from your Contract Value) and also the LTC Charge. However, the Extension Benefit, if any, will continue on your contract.

If LTC Benefit payments stop after you reach age 95 and you still have value in your contract, you must elect an Annuity Payout option within 90 days after the last LTC Benefit payment is made. This will terminate the LTC Rider. An exception to this occurs if LTC Benefit payments stop after age 95 because you are not currently eligible to receive benefits (for example, you are no longer receiving LTC Services). In this situation, the Acceleration and Growth Benefits that would have been paid from your Contract Value will terminate as well as the LTC Charge. Any Extension Benefit will remain in effect to provide payments in the event of future eligibility for LTC Benefits.

Any LTC Benefit paid after age 95 will be paid in the same manner as any LTC Benefit previously described in this discussion, including, but not limited to, eligibility, deductible period and maximum monthly limits.

Misstatement of Age or Sex

If your age or sex has been misstated, we will adjust the LTC Charges to the amounts that would have applied based on your correct age or sex. If the LTC Rider would not have been issued at the correct age and sex, it will be cancelled and we will refund to you all LTC Charges paid minus the amount of LTC Benefits that have been paid.

LTC Rider Return Privilege

You may cancel the LTC Rider within 30 days of your receipt of the LTC Rider for any reason by delivering or mailing the LTC Rider, postage prepaid, to the Home Office at PO Box 7866, 1300 Clinton Street, Fort Wayne, IN 46802-7866. A LTC Rider cancelled under this provision will be void and any LTC Charges assessed will be refunded. Cancellation of the LTC Rider under this provision will not result in cancellation of the contract.

Monthly Statements

In addition to the quarterly variable annuity statement, we will send you a monthly statement once you begin receiving LTC Benefit payments detailing the amount of LTC Benefits that have been paid and remaining available LTC Benefits. The monthly statement will only be sent to you for those months that you received an LTC Benefit. The statement will also show the impact of such LTC Benefit payments on your Contract Value and Death Benefit, if any. See General Provisions - Death Benefits for a description of the impact of the LTC Rider on Death Benefits.



Annuity Payouts


When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 90th birthday. However, you must elect to receive Annuity Payouts by the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.



Annuity Options


The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an Annuity Payout option that provides:
 o Scheduled Payments (the periodic Annuity Payouts under this rider) for the life of the Annuitant and Secondary Life (Secondary Life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.

 o A Guaranteed Minimum Scheduled Payment.

 o A Death Benefit based on the Reserve Value.

 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.


You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the Annuitant and joint Annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum Contract Value that may be credited to this Annuity Payout option is $50,000 and the maximum is $1,000,000.

You may consider electing this Annuity Payout option if you would like an Annuity Payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, Death Benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed Annuity Payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a Death Benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your Contract Value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another Annuity Payout option at the same time by allocating less than 100% of your Contract Value to Lincoln SmartIncomeSM Inflation and the remainder to the other Annuity Payout option. If only a portion of your Contract Value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the Contract Value must be used to fund another Annuity Payout option.


The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

     1. The CPI is discontinued, delayed, or otherwise not available for this use; or

     2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the rider per the terms of the termination provisions of rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.


Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are Annuity Payouts for the life of the Annuitant (and Secondary Life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the rider will terminate.


Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)


The initial Scheduled Payment is calculated by multiplying the Contract Value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the Annuitant and Secondary Life;

 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.


For a given Contractowner with the same characteristics (sex, age, frequency of Annuity Payouts and Annuity Payout start date) the income factor for a fixed lifetime Annuity Payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the Contract Value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable.


If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI

Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:




      Initial Reserve Value on Rider Date 4/15/2012......................  $ 150,000
      Initial Scheduled Payment on 4/15/2012.............................  $   8,000
      Initial CPI Value published in March 2012..........................        150
      CPI Value published in December 2012...............................        155
      Adjustment percentage (155/150)....................................   1.033333
      Reserve Value After 1/1/2013 Adjustment ($150,000 x 1.033333) .      $ 155,000
      Scheduled Payment After 1/1/2013 Adjustment ($8,000 x 1.033333) .    $8,266.67


Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:




      Annual Scheduled Payment for calendar year 2012..........................  $   5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $   4,800
      Reserve Value 12/31/2012.................................................  $ 100,000
      CPI Value published in December 2012.....................................        120
      CPI Value published in December 2011.....................................        115
      Adjustment percentage (120/115)..........................................   1.043782
      Reserve Value after 1/1/2013 adjustment ($100,000 x 1.043782) .            $ 104,378
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 1.043782) .                                                     $5,217.39



Since the Scheduled Payment (after the adjustment) for 2013 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Scheduled Payment of $5,217.39.


The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:

      Annual Scheduled Payment for calendar year 2012..........................  $    5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $    4,800
      Reserve Value 12/31/2012.................................................  $  100,000
      CPI Value published in December 2012.....................................         120
      CPI Value published in December 2011.....................................         130
      Adjustment percentage (120/130)..........................................   0.9230769
      Reserve Value after 1/1/2013 adjustment ($100,000 x 0.9230769) .           $   92,308
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 0.9230769) .                                                    $ 4,615.38



Since the Scheduled Payment (after adjustment) for 2013 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Guaranteed Minimum Scheduled Payment of $4,800.



Continuing this example for the next year's adjustment:




      Annual Scheduled Payment for calendar year 2013..........................  $   4,800
      Guaranteed Minimum Scheduled Payment for calendar year 2013..............  $   4,800
      Reserve Value 12/31/2013 ($92,308 - $4,800) .                              $  87,508
      CPI Value published in December 2013.....................................        140
      CPI Value published in December 2012.....................................        120
      Adjustment percentage (140/120)..........................................    1.16666
      Reserve Value after 1/1/2014 adjustment ($87,508 x 1.166666) .             $ 102,093
      Annual Scheduled Payment for calendar year 2014 after 1/1/2014 adjustment
       ($4,615.38 x 1.166666) .                                                  $5,384.61



The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Scheduled Payment, the Scheduled Payment will be paid out in calendar year 2014.


Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.


If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.


The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.




      Reserve Value 1/1/2013.....................................................  $100,000
      Guaranteed Minimum Scheduled Payment 1/1/2013..............................  $ 15,000
      Unscheduled Payment 1/2/2013...............................................  $  2,000
      Proportional reduction percentage ($2,000/$100,000) .                             .02
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x
       $15,000) .                                                                  $    300
      New Guaranteed Minimum Scheduled Payment...................................  $ 14,700


The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.

      Reserve Value 1/1/2013...................................................  $10,000
      Guaranteed Minimum Scheduled Payment.....................................  $15,000
      Unscheduled Payment 1/2/2013.............................................  $ 2,000
      Proportional reduction percentage ($2,000/$10,000) .                           .20
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x
       $15,000) .                                                                $ 3,000
      New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000) .              $12,000


Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.


If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.


The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:





Guaranteed Minimum Scheduled Payment for calendar year 2013...............................  $    4,800
Annual Scheduled Payment for calendar year 2013 paid 1/1/2013.............................  $    5,000
Reserve Value 1/1/2013 before Scheduled Payment...........................................  $  515,000
Reserve Value 1/2/2013 after Scheduled Payment ($515,000 - $5,000) .                        $  510,000
Unscheduled Payment charge percent........................................................           7%
Then current Reserve Value before Unscheduled Payment on 1/15/2013........................  $  510,000
Free amount on 1/15/2013 (10% x $510,000) .                                                 $   51,000
Unscheduled Payment 1/15/2013.............................................................  $   10,000
[since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is no Unscheduled Payment
 charge]..................................................................................
Reserve Value 1/15/2013 after Unscheduled Payment ($510,000 - $10,000) .                    $  500,000
Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000) .              1.96078%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,902
  x .0196078)] .
Guaranteed Scheduled Payment after proportional reduction [$4,800 - ($4,800 x .0196078)] .  $    4,706
Then current Reserve Value 2/1/2013 before second Unscheduled Payment.....................  $  500,000
2nd Unscheduled Payment 2/1/2013..........................................................  $   75,000
Free amount on 2/1/2013 (10% x $500,000) .                                                  $   50,000
Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment) .                       $   40,000
Unscheduled Payment charge [($75,000 - $40,000) x .07] .                                    $    2,450
Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450) .             $   72,550
Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000) .                   15%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,250
  x .15)] .
Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled Payment
[$4,800 - ($4,800 x
 .15)]....................................................................................  $    4,000
Reserve Value after 2/2/2013 Unscheduled Payment and Unscheduled Payment charge ($500,000   $  425,000
  - $75,000) .


If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the Annuity Commencement Date, upon the death of the Contractowner, Annuitant or the Secondary Life a Death Benefit will be paid if there is a Reserve Value. The Death Benefit will be determined as of the date due proof of death is received by us. See Annuity Options-General Information.

The Death Benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:


     a. the current Reserve Value as of the date due proof of death is received by us; or

     b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.


Following is an example of the calculation of a Death Benefit upon the death of the Contractowner demonstrating the impact of a negative hypothetical CPI factor:






7/15/2012 Initial Reserve Value......................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                        $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment
 ($90,000 - $45,000 = $45,000) .                                       $ 45,000
8/6/2013 Death of a Contractowner
 Death Benefit is greater of
  a) current Reserve Value ($45,000); or
  b) initial Reserve Value minus Scheduled Payment
   ($100,000 - $45,000 = $55,000) .
8/5/2013 Death Benefit paid..........................................  $ 55,000



If any Contractowner (who is not the Annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the Beneficiary or successor owner) pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the Annuitant and any Secondary Life.

If the Annuitant dies (whether or not the Annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any Secondary Life.

If the Secondary Life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

     1. Terminate the contract and receive the Death Benefit, if any in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of
     (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the Annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior Death Benefit elections will terminate (other than any Death Benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation Death Benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage Death Benefit will be in effect only on the portion of the Contract Value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The Contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination. You may terminate Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:





7/15/2012 Initial Reserve Value...........................................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                                             $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 - $45,000 =       $ 45,000
  $45,000) .
8/6/2013 Unscheduled Payment..............................................................  $ 45,000
Reserve Value.............................................................................  $      0
Reserve Value is reduced to zero which results in termination of the rider
 Initial Reserve Value is greater than payments received
 [$100,000 > ($45,000 + $45,000) = $90,000] .
Final payment made to holder of rights of ownership.......................................  $ 10,000


General Information


Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:

 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts


Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less any applicable premium taxes;

 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then


2. Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3. Calculate the value of the Annuity Units each period thereafter.

Annuity Payouts assume an investment return of 3%, 4%, 5%, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore; please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract


Net Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.


In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.


Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.



Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.


You may allocate Net Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Net Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Gross Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Net Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Net Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:

 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.


Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable account fees and premium taxes.

We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.



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

Interest Adjustment


Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:

 o during the free look period (See Return Privilege).
 o on the expiration date of a Guaranteed Period.

 o as a result of the death of the Contractowner or Annuitant.
 o subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.

 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.


In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Net Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Net Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Net Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Net Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.



The Interest Adjustment is calculated by multiplying the transaction amount by:



    (1+A)n
------------
             -1
  (1+B +K)n

where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.


     n = the number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)


     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.

Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:

 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Gross Purchase Payments have been received for two (2) full, consecutive Contract Years; and

 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Gross Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.



Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or

 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.



Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, without a new sales charge.


This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.



Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 5.00% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 5.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 5.25% of purchase payments, plus 0.35% annual trail compensation beginning in years two and beyond. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 5.25% of annuitized value and/or ongoing annual compensation of up to 0.60% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.


LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.


Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2012 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of Purchase Payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.

Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).

 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.

 o Your right to choose particular investments for a contract must be limited.

 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.



Contracts Not Owned By An Individual


If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;

 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;

 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified


For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Gross Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."



Restrictions


The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.

Loss Of Interest Deduction


After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.



Age At Which Annuity Payouts Begin


The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.



Tax Treatment Of Payments


We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.



Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments


The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Gross Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.

Taxation Of Deductions For Lincoln Long-Term CareSM Advantage Rider Charges

The Lincoln Long-Term CareSM Advantage rider ("LTC Rider") is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Code. As previously described in this prospectus, the LTC Rider charge is deducted from the contract value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the contract value to pay LTC Rider charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract. The deductions from the contract value will reduce the contract value, but not below zero.
Taxation Of Amounts Paid As Long-Term Care Benefits

If your contract includes the LTC Rider (discussed in greater detail in the LTC Rider section), distributions from your contract that are made under the terms of the LTC Rider will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for covered services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.



Taxation Of Death Benefits


We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.


Death prior to the Annuity Commencement Date:

 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.

 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.


Death after the Annuity Commencement Date:

 o If Death Benefits are received in accordance with the existing annuity payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the annuity payout prior to the death of the Contractowner.
 o If death benefits are received in accordance with the existing annuity payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the death benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All annuity payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Gross Purchase Payments not previously received.



Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts


The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:

 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,

 o a Beneficiary receives on or after your death, or

 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution


Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Special Rules If You Own More Than One Annuity Contract


In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.



Loans and Assignments


Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.



Gifting A Contract


If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Gross Purchase Payments in the contract would then be increased to reflect the amount included in income.



Charges for Additional Benefits


Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.

Qualified Retirement Plans


We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.



Types of Qualified Contracts and Terms of Contracts


Qualified retirement plans may include the following:

 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)

 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)



Discontinuance of Use with Qualified Retirement Plans

Beginning September 24, 2007, our individual variable annuity products are no longer available for purchase under a 403(b) plan. Beginning July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Beginning January 1, 2012, our individual variable annuity products are no longer available for use in connection with all other qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.



Tax Treatment of Qualified Contracts


The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.



Tax Treatment of Payments


The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Gross Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions


Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.



Unearned Income Medicare Contribution


Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs


Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.

Federal Income Tax Withholding


We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.


Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.



Return Privilege


Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Gross Purchase Payment(s) or Contract Value as of the Valuation Date we receive, the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Gross Purchase Payments or Contract Value as of the Valuation Date.



State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.


Legal Proceedings

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
More About the S&P Index
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below:










                Statement of Additional Information Request Card
                    Lincoln ChoicePlus AssuranceSM (A Share)
                    Lincoln Life Variable Annuity Account N









   .
Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus AssuranceSM (A Share).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values

The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased prior to November 15, 2010 and fee-based contracts purchased prior to June 30, 2010 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**





                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          6.907     9.378          1*
2010  .       N/A        N/A        N/A          9.378    11.021          9
2011  .       N/A        N/A        N/A         11.021     8.366         11
2012  .       N/A        N/A        N/A          8.366     9.389         10
---------     --         ---        ---         ------    ------       ----
ABVPSF Growth and Income
2008  .      10.525     6.743         4          9.749     6.262        114
2009  .       6.743     8.026         5          6.262     7.469        263
2010  .       8.026     8.954         5          7.469     8.349        329
2011  .       8.954     9.394         5          8.349     8.777        352
2012  .       9.394    10.894         5          8.777    10.198        338
---------    ------    ------       ---         ------    ------       ----
ABVPSF International Value
2008  .      10.519     5.447        13         10.855     5.190        361
2009  .       5.447     7.238        28          5.190     6.911      1,398
2010  .       7.238     7.467        46          6.911     7.143      2,978
2011  .       7.467     5.949        51          7.143     5.703      3,501
2012  .       5.949     6.720        47          5.703     6.454      3,357
---------    ------    ------       ---         ------    ------      -----
ABVPSF Small/Mid Cap Value
2008  .      10.387     7.015         5          9.407     6.454        151
2009  .       7.015     9.897         6          6.454     9.125        233
2010  .       9.897    12.392         6          9.125    11.448        264
2011  .      12.392    11.200         6         11.448    10.367        262
2012  .      11.200    13.123         5         10.367    12.172        233
---------    ------    ------       ---         ------    ------      -----
American Century VP Inflation Protection
2008  .      10.859    10.494         1*        11.078    10.513         37
2009  .      10.494    11.441         2         10.513    11.486        143
2010  .      11.441    11.893         1*        11.486    11.963        387
2011  .      11.893    13.145         3         11.963    13.248        375
2012  .      13.145    13.961         3         13.248    14.100        362
---------    ------    ------       ---         ------    ------      -----
American Funds Global Growth
2008  .      11.558     7.610        31         11.715     7.174        377
2009  .       7.610    10.711        32          7.174    10.117        631
2010  .      10.711    11.838        32         10.117    11.204      1,050
2011  .      11.838    10.668        28         11.204    10.117      1,008
2012  .      10.668    12.932        27         10.117    12.288        881
---------    ------    ------       ---         ------    ------      -----
American Funds Global Small Capitalization
2008  .      12.084     6.293        13         12.462     5.760        409
2009  .       6.293    10.040        23          5.760     9.207      1,281
2010  .      10.040    12.156        30          9.207    11.169      2,385
2011  .      12.156     9.721        33         11.169     8.950      2,818
2012  .       9.721    11.363        31          8.950    10.482      2,632
---------    ------    ------       ---         ------    ------      -----
American Funds Growth
2008  .      10.771     6.595        50         10.800     6.224        841
2009  .       6.595     9.093        54          6.224     8.599      1,961
2010  .       9.093    10.674        60          8.599    10.114      2,632
2011  .      10.674    10.106        55         10.114     9.595      2,492
2012  .      10.106    11.784        53          9.595    11.210      2,235
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2008  .       9.815     6.199           6        9.857     6.211         1*
2009  .       6.199     9.422          14        6.211     9.449         1*
2010  .       9.422    11.089          37        9.449    11.132         1*
2011  .      11.089     8.430          38       11.132     8.471         1*
2012  .       8.430     9.475          35        8.471     9.530         1*
---------    ------    ------          --       ------    ------         -
ABVPSF Growth and Income
2008  .      10.336     6.282         398        9.230     6.295        28
2009  .       6.282     7.504        1051        6.295     7.527        29
2010  .       7.504     8.401        1330        7.527     8.436        27
2011  .       8.401     8.844       1,190        8.436     8.890        26
2012  .       8.844    10.292       1,091        8.890    10.355        23
---------    ------    ------       -----       ------    ------        --
ABVPSF International Value
2008  .      10.712     5.206        1234       10.886     5.218       100
2009  .       5.206     6.943        4196        5.218     6.965       147
2010  .       6.943     7.187        8615        6.965     7.217       200
2011  .       7.187     5.747      10,124        7.217     5.777       221
2012  .       5.747     6.514       9,575        5.777     6.554       208
---------    ------    ------      ------       ------    ------       ---
ABVPSF Small/Mid Cap Value
2008  .       9.483     6.475         524        9.434     6.489        52
2009  .       6.475     9.168         945        6.489     9.197        72
2010  .       9.168    11.519         996        9.197    11.567        57
2011  .      11.519    10.447         930       11.567    10.501        57
2012  .      10.447    12.284         819       10.501    12.360        48
---------    ------    ------      ------       ------    ------       ---
American Century VP Inflation Protection
2008  .      11.098    10.547          80       11.112    10.569         7
2009  .      10.547    11.540         520       10.569    11.576        35
2010  .      11.540    12.037       1,007       11.576    12.087        68
2011  .      12.037    13.351         964       12.087    13.419        42
2012  .      13.351    14.230         918       13.419    14.317        41
---------    ------    ------      ------       ------    ------       ---
American Funds Global Growth
2008  .      11.470     7.196         938       10.775     7.212        65
2009  .       7.196    10.164       1,486        7.212    10.196        82
2010  .      10.164    11.273       2,057       10.196    11.320        85
2011  .      11.273    10.195       2,032       11.320    10.247        69
2012  .      10.195    12.402       1,824       10.247    12.478        62
---------    ------    ------      ------       ------    ------       ---
American Funds Global Small Capitalization
2008  .      12.123     5.778       1,153       12.010     5.790        81
2009  .       5.778     9.250       3,592        5.790     9.279       126
2010  .       9.250    11.239       6,389        9.279    11.285       177
2011  .      11.239     9.019       7,638       11.285     9.066       197
2012  .       9.019    10.579       6,967        9.066    10.644       181
---------    ------    ------      ------       ------    ------       ---
American Funds Growth
2008  .      10.697     6.244       2,516       10.236     6.257       175
2009  .       6.244     8.639       6,476        6.257     8.666       238
2010  .       8.639    10.177       8,411        8.666    10.219       274
2011  .      10.177     9.669       7,958       10.219     9.718       240
2012  .       9.669    11.313       7,158        9.718    11.383       203
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Growth-Income
2008  .      10.165     6.955       103         10.334     6.442      2,273
2009  .       6.955     9.028       132          6.442     8.378      5,703
2010  .       9.028     9.950       159          8.378     9.252      8,430
2011  .       9.950     9.661       156          9.252     9.001      8,435
2012  .       9.661    11.226       147          9.001    10.480      7,712
---------    ------    ------       ---         ------    ------      -----
American Funds International
2008  .      11.394     7.288        26         12.176     7.132        446
2009  .       7.288    10.314        27          7.132    10.113        668
2010  .      10.314    10.939        28         10.113    10.747      1,041
2011  .      10.939     9.308        26         10.747     9.163      1,134
2012  .       9.308    10.855        31          9.163    10.707      1,105
---------    ------    ------       ---         ------    ------      -----
BlackRock Global Allocation V.I.
2009  .       N/A        N/A        N/A         10.761    11.623         50
2010  .      11.609    12.602         1*        11.623    12.643        308
2011  .      12.602    12.011         1*        12.643    12.074        400
2012  .      12.011    13.063         1*        12.074    13.158        409
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Diversified Income
2008  .      10.987    10.344         3         10.867    10.127         50
2009  .      10.344    12.959         5         10.127    12.712        695
2010  .      12.959    13.825        15         12.712    13.589      1,909
2011  .      13.825    14.515        15         13.589    14.296      1,987
2012  .      14.515    15.344        14         14.296    15.142      1,970
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Emerging Markets
2008  .      11.212     5.754         1*        10.734     5.773         48
2009  .       5.754    10.111         1*         5.773    10.165         61
2010  .      10.111    11.821         3         10.165    11.909        207
2011  .      11.821     9.353         3         11.909     9.441        262
2012  .       9.353    10.564         3          9.441    10.684        228
---------    ------    ------       ---         ------    ------      -----
Delaware VIP High Yield
2008  .      10.421     8.017         2          9.988     7.741         25
2009  .       8.017    11.787         2          7.741    11.405         74
2010  .      11.787    13.397         1*        11.405    12.988        110
2011  .      13.397    13.559         1*        12.988    13.171        110
2012  .      13.559    15.738         1*        13.171    15.319        108
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Limited-Term Diversified Income
2008  .      10.523    10.273        12         10.403    10.210        445
2009  .      10.273    11.440        35         10.210    11.392      2,362
2010  .      11.440    11.801        64         11.392    11.775      5,484
2011  .      11.801    11.970        63         11.775    11.966      5,763
2012  .      11.970    12.138        65         11.966    12.160      5,829
---------    ------    ------       ---         ------    ------      -----
Delaware VIP REIT
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          5.800     6.744          6
2010  .       7.560     9.467         1*         6.744     8.462         34
2011  .       9.467    10.358         5          8.462     9.277         47
2012  .      10.358    11.946         5          9.277    10.721         37
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Small Cap Value
2008  .       N/A        N/A        N/A         10.155     6.904          5
2009  .       N/A        N/A        N/A          6.904     9.002         25
2010  .       8.974    11.709         2          9.002    11.769        141
2011  .      11.709    11.397         2         11.769    11.478        147
2012  .      11.397    12.809         2         11.478    12.926        117
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Smid Cap Growth(2)
2008  .       N/A        N/A        N/A          9.410     5.618          5
2009  .       N/A        N/A        N/A          5.618     8.594          3
2010  .       N/A        N/A        N/A         10.275    11.642         11
2011  .       N/A        N/A        N/A         11.642    12.450         24
2012  .      15.416    15.501         1*        12.450    13.660         28
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Growth-Income
2008  .       9.958     6.462       5,983       10.149     6.476       481
2009  .       6.462     8.417      16,766        6.476     8.444       718
2010  .       8.417     9.309      24,792        8.444     9.347       843
2011  .       9.309     9.070      24,582        9.347     9.117       810
2012  .       9.070    10.576      22,232        9.117    10.641       691
---------     -----    ------      ------       ------    ------       ---
American Funds International
2008  .      12.196     7.155         938       11.130     7.170        96
2009  .       7.155    10.160       1,482        7.170    10.192       113
2010  .      10.160    10.814       2,339       10.192    10.858       134
2011  .      10.814     9.234       2,770       10.858     9.281       152
2012  .       9.234    10.806       2,819        9.281    10.872       138
---------    ------    ------      ------       ------    ------       ---
BlackRock Global Allocation V.I.
2009  .      10.708    11.634         166       10.442    11.641        10
2010  .      11.634    12.674         955       11.641    12.694        26
2011  .      12.674    12.121       1,279       12.694    12.153        19
2012  .      12.121    13.230       1,240       12.153    13.278        33
---------    ------    ------      ------       ------    ------       ---
Delaware VIP Diversified Income
2008  .      10.916    10.159         292       10.882    10.180        49
2009  .      10.159    12.770       2,247       10.180    12.810       101
2010  .      12.770    13.672       5,459       12.810    13.728       159
2011  .      13.672    14.405       5,749       13.728    14.479       164
2012  .      14.405    15.280       5,714       14.479    15.374       172
---------    ------    ------      ------       ------    ------       ---
Delaware VIP Emerging Markets
2008  .      11.934     5.787         106       10.866     5.796        15
2009  .       5.787    10.205         175        5.796    10.232        16
2010  .      10.205    11.973         594       10.232    12.017        34
2011  .      11.973     9.507         733       12.017     9.551        40
2012  .       9.507    10.775         694        9.551    10.835        40
---------    ------    ------      ------       ------    ------       ---
Delaware VIP High Yield
2008  .       9.979     7.766         152       10.464     7.782        11
2009  .       7.766    11.458         229        7.782    11.494        18
2010  .      11.458    13.068         296       11.494    13.122        17
2011  .      13.068    13.273         292       13.122    13.341        14
2012  .      13.273    15.460         260       13.341    15.554        22
---------    ------    ------      ------       ------    ------       ---
Delaware VIP Limited-Term Diversified Income
2008  .      10.448    10.242       1,412       10.488    10.264       106
2009  .      10.242    11.445       6,643       10.264    11.481       284
2010  .      11.445    11.848      15,308       11.481    11.896       347
2011  .      11.848    12.060      16,300       11.896    12.121       341
2012  .      12.060    12.272      16,485       12.121    12.347       361
---------    ------    ------      ------       ------    ------       ---
Delaware VIP REIT
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       5.823     6.776          15        6.245     6.797         1*
2010  .       6.776     8.515          75        6.797     8.550         1*
2011  .       8.515     9.348         100        8.550     9.397         2
2012  .       9.348    10.820         104        9.397    10.887         2
---------    ------    ------      ------       ------    ------       ---
Delaware VIP Small Cap Value
2008  .       9.321     6.909          24        9.217     6.913         1*
2009  .       6.909     9.022         150        6.913     9.037         1*
2010  .       9.022    11.813         434        9.037    11.844         4
2011  .      11.813    11.538         468       11.844    11.580         5
2012  .      11.538    13.014         421       11.580    13.073         5
---------    ------    ------      ------       ------    ------       ---
Delaware VIP Smid Cap Growth(2)
2008  .       8.748     5.635           7        8.760     5.647         7
2009  .       5.635     8.634           9        5.647     8.662         7
2010  .      10.335    11.714          17       10.376    11.763         6
2011  .      11.714    12.545          37       11.763    12.610         8
2012  .      12.545    13.785          39       12.610    13.870         8
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP U.S. Growth
2008  .      10.366     6.845         2          8.852     6.300         50
2009  .       6.845     9.677         6          6.300     8.925        684
2010  .       9.677    10.867        20          8.925    10.043      1,889
2011  .      10.867    11.555        20         10.043    10.700      1,987
2012  .      11.555    13.251        18         10.700    12.296      1,810
---------    ------    ------        --         ------    ------      -----
Delaware VIP Value
2008  .       N/A        N/A        N/A          9.134     6.487          7
2009  .       N/A        N/A        N/A          6.487     7.563         19
2010  .       N/A        N/A        N/A          7.563     8.644         21
2011  .       N/A        N/A        N/A          8.644     9.360         39
2012  .       N/A        N/A        N/A          9.360    10.615         34
---------    ------    ------       ---         ------    ------      -----
DWS Alternative Asset Allocation
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A         11.536    12.821          3
2011  .       N/A        N/A        N/A         12.821    12.311         10
2012  .       N/A        N/A        N/A         12.311    13.343          7
---------    ------    ------       ---         ------    ------      -----
DWS VIT Equity 500 Index
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
DWS VIT Small Cap Index
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
Fidelity VIP Contrafund
2008  .      10.792     7.047        16         11.558     6.635        625
2009  .       7.047     9.442        18          6.635     8.908      1,051
2010  .       9.442    10.919        22          8.908    10.322      1,438
2011  .      10.919    10.499        22         10.322     9.945      1,420
2012  .      10.499    12.060        25          9.945    11.447      1,291
---------    ------    ------       ---         ------    ------      -----
Fidelity VIP Growth
2008  .       N/A        N/A        N/A         10.813     6.471          8
2009  .       N/A        N/A        N/A          6.471     8.207         15
2010  .       8.778    10.754         1*         8.207    10.074         21
2011  .      10.754    10.632         1*        10.074     9.981         24
2012  .      10.632    12.031         1*         9.981    11.316         21
---------    ------    ------       ---         ------    ------      -----
Fidelity VIP Mid Cap
2008  .      11.269     7.186         4         11.522     6.925         98
2009  .       7.186     9.932         5          6.925     9.592        184
2010  .       9.932    12.630         6          9.592    12.222        436
2011  .      12.630    11.136         7         12.222    10.798        467
2012  .      11.136    12.619         7         10.798    12.259        426
---------    ------    ------       ---         ------    ------      -----
Fidelity VIP Overseas
2008  .       N/A        N/A        N/A         11.064     6.824         13
2009  .       N/A        N/A        N/A          6.824     8.536         27
2010  .       N/A        N/A        N/A          8.536     9.545         52
2011  .       N/A        N/A        N/A          9.545     7.819         55
2012  .       N/A        N/A        N/A          7.819     9.328         47
---------    ------    ------       ---         ------    ------      -----
FTVIPT Franklin Income Securities
2008  .      10.356     7.659        18         10.447     7.309        633
2009  .       7.659    10.271        25          7.309     9.821      1,190
2010  .      10.271    11.446        26          9.821    10.967      1,531
2011  .      11.446    11.591        26         10.967    11.128      1,489
2012  .      11.591    12.914        26         11.128    12.423      1,388
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP U.S. Growth
2008  .       8.874     6.320        208        10.341     6.334        10
2009  .       6.320     8.967      1,947         6.334     8.995        45
2010  .       8.967    10.105      5,324         8.995    10.147       105
2011  .      10.105    10.782      5,604        10.147    10.838       119
2012  .      10.782    12.409      5,015        10.838    12.485       106
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Value
2008  .       8.814     6.507         18         N/A        N/A        N/A
2009  .       6.507     7.599         55         N/A        N/A        N/A
2010  .       7.599     8.698        105         7.622     8.734        40
2011  .       8.698     9.432        142         8.734     9.480        15
2012  .       9.432    10.713        134         9.480    10.779        18
---------    ------    ------      -----        ------    ------       ---
DWS Alternative Asset Allocation
2009  .       N/A        N/A        N/A         11.341    11.554         1*
2010  .      11.547    12.853          7        11.554    12.874         2
2011  .      12.853    12.359         16        12.874    12.392         2
2012  .      12.359    13.416         22        12.392    13.464         2
---------    ------    ------      -----        ------    ------       ---
DWS VIT Equity 500 Index
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
DWS VIT Small Cap Index
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
Fidelity VIP Contrafund
2008  .      11.142     6.656      2,136        11.298     6.670       215
2009  .       6.656     8.949      3,759         6.670     8.977       254
2010  .       8.949    10.386      4,862         8.977    10.429       243
2011  .      10.386    10.021      4,548        10.429    10.073       212
2012  .      10.021    11.552      4,083        10.073    11.623       198
---------    ------    ------      -----        ------    ------       ---
Fidelity VIP Growth
2008  .      10.677     6.492         35        10.691     6.506         1*
2009  .       6.492     8.245         64         N/A        N/A        N/A
2010  .       8.245    10.137         84         8.269    10.176         6
2011  .      10.137    10.058         81        10.176    10.107         5
2012  .      10.058    11.420         76        10.107    11.488         8
---------    ------    ------      -----        ------    ------       ---
Fidelity VIP Mid Cap
2008  .      11.167     6.947        205        10.576     6.962        44
2009  .       6.947     9.637        481         6.962     9.667        62
2010  .       9.637    12.297      1,006         9.667    12.348        72
2011  .      12.297    10.881      1,107        12.348    10.937        63
2012  .      10.881    12.372      1,011        10.937    12.448        54
---------    ------    ------      -----        ------    ------       ---
Fidelity VIP Overseas
2008  .      11.086     6.846         43        11.100     6.860         5
2009  .       6.846     8.576         64         6.860     8.603         4
2010  .       8.576     9.604        100         8.603     9.643         4
2011  .       9.604     7.879        106         9.643     7.920         1*
2012  .       7.879     9.414         77         7.920     9.472         1*
---------    ------    ------      -----        ------    ------       ---
FTVIPT Franklin Income Securities
2008  .      10.329     7.332      1,986        10.371     7.347       162
2009  .       7.332     9.867      3,494         7.347     9.898       144
2010  .       9.867    11.035      4,293         9.898    11.080       238
2011  .      11.035    11.213      4,044        11.080    11.270       136
2012  .      11.213    12.538      3,735        11.270    12.614       120
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities
2008  .      10.428     6.742         1*        10.150     6.206         61
2009  .       6.742     9.573         1*         6.206     8.831        130
2010  .       9.573    12.084         1*         8.831    11.169        179
2011  .      12.084    11.374         1*        11.169    10.534        174
2012  .      11.374    12.471         1*        10.534    11.573        162
---------    ------    ------         -         ------    ------        ---
FTVIPT Mutual Shares Securities
2008  .      10.208     6.956        44         10.402     6.555      1,342
2009  .       6.956     8.672        89          6.555     8.189      3,964
2010  .       8.672     9.538       113          8.189     9.024      6,821
2011  .       9.538     9.335       112          9.024     8.850      7,071
2012  .       9.335    10.548       102          8.850    10.020      6,450
---------    ------    ------       ---         ------    ------      -----
FTVIPT Templeton Global Bond Securities
2008  .      12.164    12.022        15         11.531    11.850        427
2009  .      12.022    14.112        22         11.850    13.938        986
2010  .      14.112    15.974        17         13.938    15.809        929
2011  .      15.974    15.662        17         15.809    15.531        833
2012  .      15.662    17.824        14         15.531    17.711        746
---------    ------    ------       ---         ------    ------      -----
FTVIPT Templeton Growth Securities
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
Goldman Sachs VIT Large Cap Value
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       9.821    12.112         3         10.066    12.141        455
2010  .      12.112    13.283        13         12.141    13.343      1,582
2011  .      13.283    12.183        14         13.343    12.262       1863
2012  .      12.183    14.318        12         12.262    14.439      1,613
---------    ------    ------       ---         ------    ------      -----
Lord Abbett Fundamental Equity
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .      12.378    13.394         1*        10.313    13.424         72
2010  .      13.394    15.767         1*        13.424    15.835        142
2011  .      15.767    14.895         1*        15.835    14.988        156
2012  .      14.895    16.291         1*        14.988    16.426        149
---------    ------    ------       ---         ------    ------      -----
LVIP American Global Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
LVIP American Global Small Capitalization
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         12.794    10.209          1*
2012  .       N/A        N/A        N/A         10.209    11.914          1*
---------    ------    ------       ---         ------    ------      -----
LVIP American Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         12.523    11.830          1*
2012  .       N/A        N/A        N/A         11.830    13.770          1*
---------    ------    ------       ---         ------    ------      -----
LVIP American Growth-Income
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
LVIP American International
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities
2008  .      10.168     6.226         204        9.855     6.239        12
2009  .       6.226     8.872         310        6.239     8.900        24
2010  .       8.872    11.238         440        8.900    11.285        16
2011  .      11.238    10.616         432       11.285    10.670        15
2012  .      10.616    11.680         403       10.670    11.751        11
---------    ------    ------         ---       ------    ------        --
FTVIPT Mutual Shares Securities
2008  .      10.110     6.576       4,123       10.142     6.590       386
2009  .       6.576     8.227      11,878        6.590     8.253       509
2010  .       8.227     9.080      19,245        8.253     9.117       601
2011  .       9.080     8.918      19,483        9.117     8.964       574
2012  .       8.918    10.112      17,484        8.964    10.174       504
---------    ------    ------      ------       ------    ------       ---
FTVIPT Templeton Global Bond Securities
2008  .      11.397    11.888       1,930       11.564    11.913       117
2009  .      11.888    14.003       4,570       11.913    14.047       169
2010  .      14.003    15.907       4,059       14.047    15.972       176
2011  .      15.907    15.650       3,612       15.972    15.730       150
2012  .      15.650    17.874       3,253       15.730    17.983       140
---------    ------    ------      ------       ------    ------       ---
FTVIPT Templeton Growth Securities
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      ------       ------    ------       ---
Goldman Sachs VIT Large Cap Value
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .      10.068    12.162       1,115        9.544    12.176        13
2010  .      12.162    13.385       4,302       12.176    13.414        88
2011  .      13.385    12.320        5184       13.414    12.359        94
2012  .      12.320    14.529       4,382       12.359    14.590        86
---------    ------    ------      ------       ------    ------       ---
Lord Abbett Fundamental Equity
2008  .      10.563    10.754           2        N/A        N/A        N/A
2009  .      10.754    13.446         228       10.438    13.461         8
2010  .      13.446    15.885         371       13.461    15.919        13
2011  .      15.885    15.058         424       15.919    15.105        11
2012  .      15.058    16.527         387       15.105    16.596         9
---------    ------    ------      ------       ------    ------       ---
LVIP American Global Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      ------       ------    ------       ---
LVIP American Global Small Capitalization
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.804    10.232           1*       N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      ------       ------    ------       ---
LVIP American Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.533    11.857           1*       N/A        N/A        N/A
2012  .      11.857    13.822           1*       N/A        N/A        N/A
---------    ------    ------      ------       ------    ------       ---
LVIP American Growth-Income
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.215    11.854           2        N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      ------       ------    ------       ---
LVIP American International
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.308    10.467           1*       N/A        N/A        N/A
2012  .      10.467    12.202           1*       N/A        N/A        N/A
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Baron Growth Opportunities
2008  .       N/A        N/A        N/A          9.592     6.203         31
2009  .       N/A        N/A        N/A          6.203     8.504         48
2010  .       N/A        N/A        N/A          8.504    10.651         64
2011  .       N/A        N/A        N/A         10.651    10.980         59
2012  .       N/A        N/A        N/A         10.980    12.867         53
---------     --         ---        ---         ------    ------         --
LVIP BlackRock Emerging Markets Index RPM
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        ---         ------    ------       ----
LVIP BlackRock Equity Dividend RPM
2008  .       N/A        N/A        N/A          9.568     6.411         24
2009  .       N/A        N/A        N/A          6.411     7.814         39
2010  .       N/A        N/A        N/A          7.814     9.110         39
2011  .       N/A        N/A        N/A          9.110     8.774         35
2012  .       N/A        N/A        N/A          8.774    10.147         33
---------     --         ---        ---         ------    ------       ----
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A         10.311    10.143         12
2011  .      10.131    11.210         1*        10.143    11.246         41
2012  .      11.210    11.780         3         11.246    11.842         51
---------    ------    ------       ---         ------    ------       ----
LVIP Capital Growth
2008  .       9.366     6.188        16          9.415     6.208        141
2009  .       6.188     8.233        30          6.208     8.276      1,286
2010  .       8.233     9.663        53          8.276     9.733      2,939
2011  .       9.663     8.674        50          9.733     8.754      3,193
2012  .       8.674    10.189        46          8.754    10.304      3,003
---------    ------    ------       ---         ------    ------      -----
LVIP Clarion Global Real Estate
2008  .       N/A        N/A        N/A          7.863     4.731         17
2009  .       N/A        N/A        N/A          4.731     6.447         35
2010  .       N/A        N/A        N/A          6.447     7.517         60
2011  .       N/A        N/A        N/A          7.517     6.787         66
2012  .       N/A        N/A        N/A          6.787     8.366         45
---------    ------    ------       ---         ------    ------      -----
LVIP Columbia Small-Mid Cap Growth RPM
2008  .       N/A        N/A        N/A          9.650     5.510          4
2009  .       N/A        N/A        N/A          5.510     8.085          9
2010  .       N/A        N/A        N/A          8.085    10.171         12
2011  .       N/A        N/A        N/A         10.171     9.291         12
2012  .       N/A        N/A        N/A          9.291     9.779         11
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Bond
2008  .      10.736    10.206        35         10.517    10.012      1,046
2009  .      10.206    11.959        74         10.012    11.756      4,322
2010  .      11.959    12.789       123         11.756    12.596      9,066
2011  .      12.789    13.567       121         12.596    13.390      9,152
2012  .      13.567    14.255       121         13.390    14.097      9,024
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Diversified Floating Rate
2010  .      10.070    10.072         1*        10.082    10.084          6
2011  .      10.072     9.913         1*        10.084     9.945         52
2012  .       9.913    10.193         1*         9.945    10.246         46
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Foundation Aggressive Allocation(1)
2008  .       N/A        N/A        N/A         10.084     7.069         12
2009  .       N/A        N/A        N/A          7.069     9.223         20
2010  .       N/A        N/A        N/A          9.223    10.256         19
2011  .       N/A        N/A        N/A         10.256     9.933         18
2012  .       N/A        N/A        N/A          9.933    11.125         17
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Growth and Income
2008  .      10.282     7.224         3          9.748     6.742          4
2009  .       7.224     8.876         4          6.742     8.302          6
2010  .       8.876     9.880         4          8.302     9.259         12
2011  .       9.880     9.854         3          9.259     9.253         19
2012  .       9.854    11.200         3          9.253    10.538         18
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Baron Growth Opportunities
2008  .       9.610     6.223          53        9.622     6.236         8
2009  .       6.223     8.543          85        6.236     8.570        22
2010  .       8.543    10.716         176        8.570    10.761        18
2011  .      10.716    11.064         212       10.761    11.121        11
2012  .      11.064    12.985         198       11.121    13.065         8
---------    ------    ------         ---       ------    ------        --
LVIP BlackRock Emerging Markets Index RPM
2012  .      10.543    11.005           3        N/A        N/A        N/A
---------    ------    ------         ---       ------    ------       ---
LVIP BlackRock Equity Dividend RPM
2008  .       9.535     6.431          53        9.121     6.444         1*
2009  .       6.431     7.851          95        6.444     7.875         2
2010  .       7.851     9.166         104        7.875     9.204         1*
2011  .       9.166     8.842         110        9.204     8.887        20
2012  .       8.842    10.240         106        8.887    10.303        18
---------    ------    ------         ---       ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .      10.129    10.153           3        N/A        N/A        N/A
2011  .      10.153    11.274         243       10.159    11.292         7
2012  .      11.274    11.888         295       11.292    11.919        21
---------    ------    ------         ---       ------    ------       ---
LVIP Capital Growth
2008  .       9.425     6.223         549        9.471     6.233        22
2009  .       6.223     8.309       3,837        6.233     8.331        79
2010  .       8.309     9.786       8,448        8.331     9.821       157
2011  .       9.786     8.815       9,144        9.821     8.856       168
2012  .       8.815    10.392       8,420        8.856    10.450       154
---------    ------    ------       -----       ------    ------       ---
LVIP Clarion Global Real Estate
2008  .       7.764     4.743          30        7.895     4.751         8
2009  .       4.743     6.472          54        4.751     6.489        19
2010  .       6.472     7.559          75        6.489     7.586        23
2011  .       7.559     6.834          92        7.586     6.866        15
2012  .       6.834     8.437          87        6.866     8.485        12
---------    ------    ------       -----       ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2008  .       9.527     5.524          16        9.466     5.533         1*
2009  .       5.524     8.117          29        5.533     8.139         1*
2010  .       8.117    10.227          42        8.139    10.264         6
2011  .      10.227     9.356          44       10.264     9.399         6
2012  .       9.356     9.863          43        9.399     9.919         6
---------    ------    ------       -----       ------    ------       ---
LVIP Delaware Bond
2008  .      10.570    10.044       3,510       10.622    10.065       282
2009  .      10.044    11.811      13,814       10.065    11.848       501
2010  .      11.811    12.674      27,791       11.848    12.726       702
2011  .      12.674    13.493      27,722       12.726    13.562       668
2012  .      13.493    14.227      27,034       13.562    14.314       653
---------    ------    ------      ------       ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .      10.093    10.094          14        N/A        N/A        N/A
2011  .      10.094     9.969         188       10.100     9.986         5
2012  .       9.969    10.287         208        9.986    10.314         5
---------    ------    ------      ------       ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(1)
2008  .      10.266     7.091          49       10.298     7.106         1*
2009  .       7.091     9.266          53        7.106     9.295         1*
2010  .       9.266    10.319          53        9.295    10.362         1*
2011  .      10.319    10.009          53       10.362    10.061         1*
2012  .      10.009    11.227          56       10.061    11.297         1*
---------    ------    ------      ------       ------    ------       ---
LVIP Delaware Growth and Income
2008  .       9.766     6.764          14        N/A        N/A        N/A
2009  .       6.764     8.340          42        N/A        N/A        N/A
2010  .       8.340     9.316          78        N/A        N/A        N/A
2011  .       9.316     9.325          86        N/A        N/A        N/A
2012  .       9.325    10.636          91        N/A        N/A        N/A
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Social Awareness
2008  .       N/A        N/A        N/A          9.442     6.654          2
2009  .       N/A        N/A        N/A          6.654     8.542          2
2010  .       N/A        N/A        N/A          8.542     9.412          7
2011  .       N/A        N/A        N/A          9.412     9.355          7
2012  .       N/A        N/A        N/A          9.355    10.651          7
---------     --         ---        ---          -----    ------          -
LVIP Delaware Special Opportunities
2008  .       N/A        N/A        N/A          8.851     5.746         10
2009  .       N/A        N/A        N/A          5.746     7.402         12
2010  .       N/A        N/A        N/A          7.402     9.550         24
2011  .       N/A        N/A        N/A          9.550     8.941         21
2012  .       N/A        N/A        N/A          8.941    10.148         25
---------     --         ---        ---          -----    ------         --
LVIP Dimensional Non-U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          8.580     9.789          2
---------     --         ---        ---          -----    ------       ----
LVIP Dimensional U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A         10.723    10.906          1*
---------     --         ---        ---         ------    ------       ----
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A        N/A        N/A         10.291    10.389          4
2012  .       N/A        N/A        N/A         10.389    10.655         19
---------     --         ---        ---         ------    ------       ----
LVIP Global Income
2009  .       N/A        N/A        N/A         10.095    10.719        174
2010  .     10.708     11.588         1*        10.719    11.623        706
2011  .     11.588     11.557         2         11.623    11.615        778
2012  .     11.557     12.279         6         11.615    12.365        766
---------   ------     ------       ---         ------    ------       ----
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .     10.839     10.992         1*        10.852    11.028          4
2012  .     10.992     12.463         3         11.028    12.528         35
---------   ------     ------       ---         ------    ------       ----
LVIP JPMorgan Mid Cap Value RPM
2008  .       N/A        N/A        N/A          8.679     6.128          1*
2009  .       N/A        N/A        N/A          6.128     7.553          5
2010  .       N/A        N/A        N/A          7.553     9.315         10
2011  .       N/A        N/A        N/A          9.315     9.047         18
2012  .       N/A        N/A        N/A          9.047    10.173         14
---------   ------     ------       ---         ------    ------       ----
LVIP MFS International Growth
2008  .       N/A        N/A        N/A          9.908     5.652         12
2009  .      6.116      7.550         2          5.652     7.590        287
2010  .      7.550      8.425        15          7.590     8.487      1,066
2011  .      8.425      7.491        15          8.487     7.561      1,279
2012  .      7.491      8.825        14          7.561     8.925      1,171
---------   ------     ------       ---         ------    ------      -----
LVIP MFS Value
2008  .      8.734      6.506        31          9.457     6.527        883
2009  .      6.506      7.765        71          6.527     7.806      3,023
2010  .      7.765      8.549       100          7.806     8.611      5,869
2011  .      8.549      8.426        99          8.611     8.504      6,215
2012  .      8.426      9.670        94          8.504     9.779      5,666
---------   ------     ------       ---         ------    ------      -----
LVIP Mid-Cap Value
2008  .       N/A        N/A        N/A          8.244     5.085         34
2009  .       N/A        N/A        N/A          5.085     7.161         72
2010  .       N/A        N/A        N/A          7.161     8.771        102
2011  .       N/A        N/A        N/A          8.771     7.862        104
2012  .       N/A        N/A        N/A          7.862     9.647         96
---------   ------     ------       ---         ------    ------      -----
LVIP Mondrian International Value
2008  .       N/A        N/A        N/A         10.724     7.235         30
2009  .      6.683      9.140         2          7.235     8.671         36
2010  .       N/A        N/A        N/A          8.671     8.783         38
2011  .       N/A        N/A        N/A          8.783     8.317         42
2012  .       N/A        N/A        N/A          8.317     9.012         42
---------   ------     ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Social Awareness
2008  .       9.786     6.675          1*        9.480     6.689         1*
2009  .       6.675     8.582         20         6.689     8.609        11
2010  .       8.582     9.470         31         8.609     9.510        32
2011  .       9.470     9.427         42         9.510     9.475        29
2012  .       9.427    10.749         40         9.475    10.815        21
---------     -----    ------         --         -----    ------        --
LVIP Delaware Special Opportunities
2008  .       8.375     5.760         14         8.646     5.769         4
2009  .       5.760     7.431         48         5.769     7.450         4
2010  .       7.431     9.602         56         7.450     9.636         1*
2011  .       9.602     9.003         66         9.636     9.044         1*
2012  .       9.003    10.234         63         9.044    10.291         1*
---------     -----    ------         --         -----    ------        --
LVIP Dimensional Non-U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       9.403     9.812          1*        N/A        N/A        N/A
---------     -----    ------       ----         -----    ------       ---
LVIP Dimensional U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       9.736    10.933          6         N/A        N/A        N/A
---------     -----    ------       ----         -----    ------       ---
LVIP Dimensional/Vanguard Total Bond
2011  .      10.058    10.399         38        10.281    10.406         1*
2012  .      10.399    10.681        124        10.406    10.698         2
---------    ------    ------       ----        ------    ------       ---
LVIP Global Income
2009  .      10.119    10.730        452        10.462    10.738        13
2010  .      10.730    11.653      1,597        10.738    11.673        39
2011  .      11.653    11.662      1,728        11.673    11.694        25
2012  .      11.662    12.434      1,692        11.694    12.481        31
---------    ------    ------      -----        ------    ------       ---
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.863    11.055         24        10.869    11.073         1*
2012  .      11.055    12.578        100        11.073    12.611        10
---------    ------    ------      -----        ------    ------       ---
LVIP JPMorgan Mid Cap Value RPM
2008  .       8.688     6.144          2         8.338     6.154         1*
2009  .       6.144     7.583         12         6.154     7.603         1*
2010  .       7.583     9.367         34         7.603     9.401         1*
2011  .       9.367     9.111         34         9.401     9.152         1*
2012  .       9.111    10.260         42         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP MFS International Growth
2008  .       9.724     5.665         62        10.013     5.675         5
2009  .       5.665     7.620        885         5.675     7.640        22
2010  .       7.620     8.533      3,151         7.640     8.564        62
2011  .       8.533     7.614      3,754         8.564     7.649        73
2012  .       7.614     9.001      3,346         7.649     9.052        64
---------    ------    ------      -----        ------    ------       ---
LVIP MFS Value
2008  .       9.341     6.543      2,955         9.473     6.554       240
2009  .       6.543     7.836      9,796         6.554     7.857       376
2010  .       7.836     8.658     17,911         7.857     8.689       508
2011  .       8.658     8.563     18,668         8.689     8.602       485
2012  .       8.563     9.862     16,717         8.602     9.918       435
---------    ------    ------     ------        ------    ------       ---
LVIP Mid-Cap Value
2008  .       8.253     5.098         59         8.194     5.106        13
2009  .       5.098     7.189        144         5.106     7.208        12
2010  .       7.189     8.818        196         7.208     8.850        20
2011  .       8.818     7.917        205         8.850     7.953        13
2012  .       7.917     9.729        183         7.953     9.784        11
---------    ------    ------     ------        ------    ------       ---
LVIP Mondrian International Value
2008  .      10.393     7.258         25        10.619     7.273         4
2009  .       7.258     8.711         59         7.273     8.738        11
2010  .       8.711     8.837        110         8.738     8.874        19
2011  .       8.837     8.381        137         8.874     8.423        18
2012  .       8.381     9.095        121         8.423     9.150        36
---------    ------    ------     ------        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Money Market
2008  .   10.574      10.592          3         10.455    10.543       116
2009  .   10.592      10.485         10         10.543    10.457       186
2010  .   10.485      10.375          9         10.457    10.368       190
2011  .   10.375      10.264          8         10.368    10.278       309
2012  .   10.264      10.155         14         10.278    10.189       280
--------- ------      ------         --         ------    ------       ---
LVIP Protected Profile 2010
2008  .   N/A           N/A         N/A         10.090     7.885         7
2009  .   N/A           N/A         N/A          7.885     9.697        10
2010  .   N/A           N/A         N/A          9.697    10.685        10
2011  .   N/A           N/A         N/A         10.685    10.694        10
2012  .   N/A           N/A         N/A         10.694    11.475        10
--------- ------      ------        ---         ------    ------       ---
LVIP Protected Profile 2020
2008  .   N/A           N/A         N/A          7.872     7.465         2
2009  .   N/A           N/A         N/A          7.465     9.273         3
2010  .   N/A           N/A         N/A          9.273    10.270         3
2011  .   N/A           N/A         N/A         10.270    10.173         3
2012  .   N/A           N/A         N/A         10.173    10.899         3
--------- ------      ------        ---         ------    ------       ---
LVIP Protected Profile 2030
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP Protected Profile 2040
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP Protected Profile Conservative
2008  .   N/A           N/A         N/A         10.418     8.672        30
2009  .   N/A           N/A         N/A          8.672    10.703        46
2010  .   N/A           N/A         N/A         10.703    11.693       104
2011  .   N/A           N/A         N/A         11.693    11.985       119
2012  .   N/A           N/A         N/A         11.985    13.006       131
--------- ------      ------        ---         ------    ------       ---
LVIP Protected Profile Growth
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          6.913     9.309        64
2010  .   N/A           N/A         N/A          9.309    10.372       296
2011  .   N/A           N/A         N/A         10.372    10.254       352
2012  .   N/A           N/A         N/A         10.254    11.064       519
--------- ------      ------        ---         ------    ------       ---
LVIP Protected Profile Moderate
2008  .   N/A           N/A         N/A         10.407     7.963        55
2009  .   N/A           N/A         N/A          7.963    10.080       171
2010  .   N/A           N/A         N/A         10.080    11.156       347
2011  .   N/A           N/A         N/A         11.156    11.157       480
2012  .   N/A           N/A         N/A         11.157    12.088       705
--------- ------      ------        ---         ------    ------       ---
LVIP SSGA Bond Index
2008  .   N/A           N/A         N/A         10.204    10.497         7
2009  .   N/A           N/A         N/A         10.497    10.847        23
2010  .   N/A           N/A         N/A         10.847    11.363        71
2011  .   N/A           N/A         N/A         11.363    12.064        88
2012  .   N/A           N/A         N/A         12.064    12.386       109
--------- ------      ------        ---         ------    ------       ---
LVIP SSgA Conservative Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         10.967    11.465        64
--------- ------      ------        ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Money Market
2008  .      10.508    10.577        433        10.507    10.599       148
2009  .      10.577    10.506        335        10.599    10.539        92
2010  .      10.506    10.432        326        10.539    10.475        13
2011  .      10.432    10.357        765        10.475    10.410        17
2012  .      10.357    10.283        736        10.410    10.346        35
---------    ------    ------        ---        ------    ------       ---
LVIP Protected Profile 2010
2008  .      10.205     7.904          9         N/A        N/A        N/A
2009  .       7.904     9.735         18         N/A        N/A        N/A
2010  .       9.735    10.743         16         N/A        N/A        N/A
2011  .      10.743    10.768         12         N/A        N/A        N/A
2012  .      10.768    11.572          6         N/A        N/A        N/A
---------    ------    ------        ---        ------    ------       ---
LVIP Protected Profile 2020
2008  .       9.840     7.483          4         N/A        N/A        N/A
2009  .       7.483     9.309         10         N/A        N/A        N/A
2010  .       9.309    10.326         10         N/A        N/A        N/A
2011  .      10.326    10.243         10         N/A        N/A        N/A
2012  .      10.243    10.991         14         N/A        N/A        N/A
---------    ------    ------        ---        ------    ------       ---
LVIP Protected Profile 2030
2008  .       6.673     7.158          1*        N/A        N/A        N/A
2009  .       7.158     9.069          1*        N/A        N/A        N/A
2010  .       9.069    10.104          1*        N/A        N/A        N/A
2011  .      10.104     9.947          1*        N/A        N/A        N/A
2012  .       9.947    10.626          1*        N/A        N/A        N/A
---------    ------    ------        ---        ------    ------       ---
LVIP Protected Profile 2040
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ----        ------    ------       ---
LVIP Protected Profile Conservative
2008  .      10.450     8.699        100         N/A        N/A        N/A
2009  .       8.699    10.753        326         8.569    10.788        21
2010  .      10.753    11.765        439        10.788    11.814        11
2011  .      11.765    12.077        467        11.814    12.140        89
2012  .      12.077    13.126        512        12.140    13.207        61
---------    ------    ------       ----        ------    ------       ---
LVIP Protected Profile Growth
2008  .      10.307     7.321         31        10.347     7.336        11
2009  .       7.321     9.352        159         7.336     9.381        11
2010  .       9.352    10.436        479         9.381    10.479        52
2011  .      10.436    10.332        637        10.479    10.385        83
2012  .      10.332    11.165      1,068        10.385    11.234       113
---------    ------    ------      -----        ------    ------       ---
LVIP Protected Profile Moderate
2008  .      10.426     7.988        148        10.476     8.005         1*
2009  .       7.988    10.127        297         8.005    10.159         8
2010  .      10.127    11.225        715        10.159    11.272        47
2011  .      11.225    11.243        867        11.272    11.301        51
2012  .      11.243    12.199      1,497        11.301    12.274        61
---------    ------    ------      -----        ------    ------       ---
LVIP SSGA Bond Index
2008  .       9.977    10.506          1*       10.123    10.511         2
2009  .      10.506    10.871        205        10.511    10.888         8
2010  .      10.871    11.406        306        10.888    11.435         7
2011  .      11.406    12.128        352        11.435    12.171         6
2012  .      12.128    12.471        536        12.171    12.527        11
---------    ------    ------      -----        ------    ------       ---
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.478    10.654          2         N/A        N/A        N/A
2012  .      10.654    11.507         72        11.406    11.535         1*
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Conservative Structured Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.425    10.594         2
2012  .   N/A           N/A         N/A         10.594    11.348         7
--------- -----        -----        --------    ------    ------       ---
LVIP SSGA Developed International 150
2008  .   N/A           N/A         N/A          8.338     6.283         2
2009  .   N/A           N/A         N/A          6.283     8.987         5
2010  .   N/A           N/A         N/A          8.987     9.530        13
2011  .   N/A           N/A         N/A          9.530     8.278        20
2012  .   N/A           N/A         N/A          8.278     9.300        22
--------- -----        -----        --------    ------    ------       ---
LVIP SSGA Emerging Markets 100
2008  .   N/A           N/A         N/A          8.123     6.074         2
2009  .   N/A           N/A         N/A          6.074    11.405         6
2010  .   N/A           N/A         N/A         11.405    14.405        18
2011  .   N/A           N/A         N/A         14.405    12.113        19
2012  .   N/A           N/A         N/A         12.113    13.491        19
--------- -----        -----        --------    ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM(3)
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   7.014        9.211          2          6.515     8.568        21
2010  .   N/A           N/A         N/A          8.568     9.212        23
2011  .   N/A           N/A         N/A          9.212     9.126        58
2012  .   N/A           N/A         N/A          9.126    10.028        51
--------- -----        -----        ---         ------    ------       ---
LVIP SSgA International Index
2008  .   N/A           N/A         N/A          8.303     6.420         2
2009  .   N/A           N/A         N/A          6.420     8.114         7
2010  .   N/A           N/A         N/A          8.114     8.587        16
2011  .   N/A           N/A         N/A          8.587     7.438        24
2012  .   N/A           N/A         N/A          7.438     8.685        25
--------- -----        -----        ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .   N/A           N/A         N/A          9.689     6.998         3
2009  .   N/A           N/A         N/A          6.998     9.360         9
2010  .   N/A           N/A         N/A          9.360    11.029        25
2011  .   N/A           N/A         N/A         11.029    11.156        30
2012  .   N/A           N/A         N/A         11.156    12.377        28
--------- -----        -----        ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.684    10.537         1*
2012  .   N/A           N/A         N/A         10.537    11.636        19
--------- -----        -----        ---         ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         10.758    11.469         3
--------- -----        -----        ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         11.239    11.632         5
--------- -----        -----        ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.882    10.569         3
2012  .   N/A           N/A         N/A         10.569    11.639         5
--------- -----        -----        ---         ------    ------       ---
LVIP SSGA S&P 500 Index
2008  .   N/A           N/A         N/A          8.821     6.231         7
2009  .   N/A           N/A         N/A          6.231     7.767        26
2010  .   N/A           N/A         N/A          7.767     8.809        48
2011  .   N/A           N/A         N/A          8.809     8.870        60
2012  .   N/A           N/A         N/A          8.870    10.140        58
--------- -----        -----        ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.431    10.616        22          N/A        N/A        N/A
2012  .      10.616    11.389         1*        10.723    11.417         7
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA Developed International 150
2008  .       6.019     6.288         1*         8.749     6.291         2
2009  .       6.288     9.008        41          6.291     9.021         4
2010  .       9.008     9.566        62          9.021     9.590         4
2011  .       9.566     8.322        78          9.590     8.351         4
2012  .       8.322     9.363        92          8.351     9.405         7
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA Emerging Markets 100
2008  .       5.782     6.079         1*         8.382     6.082         1*
2009  .       6.079    11.432        28          6.082    11.449         2
2010  .      11.432    14.471        49         11.449    14.497         2
2011  .      14.471    12.186        73         14.497    12.220         4
2012  .      12.186    13.593        74         12.220    13.644         4
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM(3)
2008  .       9.479     6.648         3          N/A        N/A        N/A
2009  .       6.648     8.609        17          8.533     8.635         2
2010  .       8.609     9.269        24          8.635     9.307         2
2011  .       9.269     9.196       140          9.307     9.243         3
2012  .       9.196    10.120       124          9.243    10.182         3
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA International Index
2008  .       6.180     6.425         1*         8.732     6.429         2
2009  .       6.425     8.133        56          6.429     8.145         4
2010  .       8.133     8.619        75          8.145     8.641         4
2011  .       8.619     7.478        96          8.641     7.504         4
2012  .       7.478     8.744       125          7.504     8.784         7
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .       6.790     7.004         1*        10.157     7.007         2
2009  .       7.004     9.381        72          7.007     9.396         5
2010  .       9.381    11.071       100          9.396    11.099         5
2011  .      11.071    11.215       112         11.099    11.255         8
2012  .      11.215    12.461       138         11.255    12.518         6
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.690    10.560         1*         N/A        N/A        N/A
2012  .      10.560    11.678        47          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .      10.491    10.593         4          N/A        N/A        N/A
2011  .      10.593    10.518        28          N/A        N/A        N/A
2012  .      10.518    11.511        30          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.829    10.448         8          N/A        N/A        N/A
2012  .      10.448    11.674         8          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .      10.761    10.889        10          N/A        N/A        N/A
2011  .      10.889    10.592        10          N/A        N/A        N/A
2012  .      10.592    11.681        14          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA S&P 500 Index
2008  .       9.637     6.251        27          9.228     6.264        16
2009  .       6.251     7.803       153          6.264     7.827        33
2010  .       7.803     8.864       189          7.827     8.900         6
2011  .       8.864     8.938       212          8.900     8.984         6
2012  .       8.938    10.234       231          8.984    10.296         8
---------    ------    ------       ---         ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSGA Small-Cap Index
2008  .       N/A        N/A        N/A          8.450     5.996         4
2009  .       N/A        N/A        N/A          5.996     7.470        10
2010  .       N/A        N/A        N/A          7.470     9.319        16
2011  .       N/A        N/A        N/A          9.319     8.792        18
2012  .       N/A        N/A        N/A          8.792    10.073        17
---------     --         ---        --------     -----    ------        --
LVIP SSgA Small-Mid Cap 200
2008  .       N/A        N/A        N/A         10.478     7.250         1*
2009  .       N/A        N/A        N/A          7.250    10.870         2
2010  .       N/A        N/A        N/A         10.870    13.728         6
2011  .       N/A        N/A        N/A         13.728    13.271         8
2012  .       N/A        N/A        N/A         13.271    14.933         7
---------     --         ---        --------    ------    ------        --
LVIP T. Rowe Price Growth Stock
2008  .       N/A        N/A        N/A          8.918     5.730        29
2009  .       N/A        N/A        N/A          5.730     8.105        55
2010  .       N/A        N/A        N/A          8.105     9.352        76
2011  .       N/A        N/A        N/A          9.352     9.093        74
2012  .       N/A        N/A        N/A          9.093    10.635        71
---------     --         ---        --------    ------    ------        --
LVIP T. Rowe Price Structured Mid-Cap Growth
2008  .      11.177     6.904         1*        10.528     6.314        32
2009  .       6.904     9.968         1*         6.314     9.134        38
2010  .       9.968    12.626         1*         9.134    11.593        41
2011  .      12.626    11.974         1*        11.593    11.016        37
2012  .      11.974    13.740         1*        11.016    12.666        33
---------    ------    ------       ---         ------    ------        --
LVIP Templeton Growth RPM
2008  .       9.313     6.034         2          8.857     6.054       140
2009  .       6.034     7.628         3          6.054     7.668       199
2010  .       7.628     8.020         7          7.668     8.079       270
2011  .       8.020     7.668         7          8.079     7.739       247
2012  .       7.668     9.170         7          7.739     9.273       182
---------    ------    ------       ---         ------    ------       ---
LVIP UBS Large Cap Growth RPM
2008  .       N/A        N/A        N/A         11.495     7.059        11
2009  .       N/A        N/A        N/A          7.059     9.666        21
2010  .       N/A        N/A        N/A          9.666    10.640        29
2011  .       N/A        N/A        N/A         10.640     9.920        32
2012  .       N/A        N/A        N/A          9.920    11.414        27
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A         10.071    10.692         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          9.239     9.885         3
---------    ------    ------       ---         ------    ------       ---
MFS VIT Growth
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          8.635     9.844        20
2011  .       N/A        N/A        N/A          9.844     9.701        23
2012  .       N/A        N/A        N/A          9.701    11.256        24
---------    ------    ------       ---         ------    ------       ---
MFS VIT Total Return
2008  .      10.367     8.481         5         10.039     8.044       126
2009  .       8.481     9.875         5          8.044     9.385       310
2010  .       9.875    10.708         7          9.385    10.197       560
2011  .      10.708    10.758         7         10.197    10.266       576
2012  .      10.758    11.804         7         10.266    11.286       556
---------    ------    ------       ---         ------    ------       ---
MFS VIT Utilities
2008  .      14.240     8.891         5         11.929     8.093        68
2009  .       8.891    11.684         5          8.093    10.657       106
2010  .      11.684    13.118         7         10.657    11.988       136
2011  .      13.118    13.818         6         11.988    12.654       130
2012  .      13.818    15.473         9         12.654    14.197       128
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSGA Small-Cap Index
2008  .       8.168     6.011          7         8.569     6.021         9
2009  .       6.011     7.500         55         6.021     7.519        14
2010  .       7.500     9.369         59         7.519     9.403         6
2011  .       9.369     8.853         66         9.403     8.894         3
2012  .       8.853    10.158         73         8.894    10.215         3
---------     -----    ------         --         -----    ------        --
LVIP SSgA Small-Mid Cap 200
2008  .       7.010     7.256          1*       11.096     7.259         1*
2009  .       7.256    10.896         18         7.259    10.912         2
2010  .      10.896    13.781         24        10.912    13.815         1*
2011  .      13.781    13.342         25        13.815    13.388         1*
2012  .      13.342    15.036         35        13.388    15.103         2
---------    ------    ------         --        ------    ------        --
LVIP T. Rowe Price Growth Stock
2008  .       9.454     5.744         72         8.884     5.753         6
2009  .       5.744     8.137        122         5.753     8.158         6
2010  .       8.137     9.403        205         8.158     9.437         7
2011  .       9.403     9.156        206         9.437     9.199        16
2012  .       9.156    10.725        157         9.199    10.785        27
---------    ------    ------        ---        ------    ------        --
LVIP T. Rowe Price Structured Mid-Cap Growth
2008  .      10.256     6.334         34         7.388     6.348         1*
2009  .       6.334     9.177         82         6.348     9.206        12
2010  .       9.177    11.664        159         9.206    11.713         9
2011  .      11.664    11.100        150        11.713    11.158         4
2012  .      11.100    12.782        137        11.158    12.861         4
---------    ------    ------        ---        ------    ------        --
LVIP Templeton Growth RPM
2008  .       9.602     6.069        313         8.916     6.079        18
2009  .       6.069     7.698        537         6.079     7.719        11
2010  .       7.698     8.123        842         7.719     8.152        21
2011  .       8.123     7.793        808         8.152     7.829        10
2012  .       7.793     9.352        659         7.829     9.405         5
---------    ------    ------        ---        ------    ------        --
LVIP UBS Large Cap Growth RPM
2008  .      10.840     7.081          7         N/A        N/A        N/A
2009  .       7.081     9.711         31         N/A        N/A        N/A
2010  .       9.711    10.706         48         9.741    10.750         1*
2011  .      10.706     9.996         48        10.750    10.048         2
2012  .       9.996    11.519         42        10.048    11.590         2
---------    ------    ------        ---        ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .       9.068     9.400          2         N/A        N/A        N/A
2012  .       9.400    10.718         19        10.269    10.735         1*
---------    ------    ------        ---        ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .       8.884     8.387          4         N/A        N/A        N/A
2012  .       8.387     9.909         11         N/A        N/A        N/A
---------    ------    ------        ---        ------    ------       ---
MFS VIT Growth
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       6.152     8.655          5         N/A        N/A        N/A
2010  .       8.655     9.881         30         8.668     9.906         3
2011  .       9.881     9.752         55         9.906     9.787         3
2012  .       9.752    11.332         62         9.787    11.384         1*
---------    ------    ------       ----        ------    ------       ---
MFS VIT Total Return
2008  .       9.970     8.070        534        10.070     8.087        54
2009  .       8.070     9.429      1,334         8.087     9.458        70
2010  .       9.429    10.260      2,003         9.458    10.302        77
2011  .      10.260    10.345      1,956        10.302    10.398        79
2012  .      10.345    11.390      1,879        10.398    11.460        63
---------    ------    ------      -----        ------    ------       ---
MFS VIT Utilities
2008  .      11.797     8.119        247        12.301     8.136        40
2009  .       8.119    10.707        375         8.136    10.740        30
2010  .      10.707    12.063        449        10.740    12.112        27
2011  .      12.063    12.751        435        12.112    12.817        21
2012  .      12.751    14.328        380        12.817    14.416        19
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Morgan Stanley UIF Capital Growth
2008  .   N/A           N/A         N/A          N/A       N/A         N/A
2009  .   N/A           N/A         N/A         10.156   16.921         17
2010  .   N/A           N/A         N/A         16.921   20.561         26
2011  .   N/A           N/A         N/A         20.561   19.757         23
2012  .   N/A           N/A         N/A         19.757   22.332         21
--------- ----------- -------- -------------    ------   ------        ---
NB AMT Mid Cap Growth
2008  .   N/A           N/A         N/A          N/A       N/A         N/A
2009  .   N/A           N/A         N/A          N/A       N/A         N/A
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ----------- -------- -------------    ------   ------        ---
NB AMT Mid Cap Intrinsic Value
2008  .   N/A           N/A         N/A          N/A       N/A         N/A
2009  .   N/A           N/A         N/A          N/A       N/A         N/A
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ----------- -------- -------------    ------   ------        ---
Oppenheimer Global Securities
2008  .   N/A           N/A         N/A          N/A       N/A         N/A
2009  .   N/A           N/A         N/A          9.850   15.345         14
2010  .   N/A           N/A         N/A         15.345   17.595         42
2011  .   N/A           N/A         N/A         17.595   15.951         66
2012  .   N/A           N/A         N/A         15.951   19.120         75
--------- ----------- -------- -------------    ------   ------        ---
PIMCO VIT CommodityRealReturn Strategy
2009  .   N/A           N/A         N/A         10.887   12.557          1*
2010  .   N/A           N/A         N/A         12.557   15.462         12
2011  .   N/A           N/A         N/A         15.462   14.168         13
2012  .   N/A           N/A         N/A         14.168   14.760         13
--------- ----------- -------- -------------    ------   ------        ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Morgan Stanley UIF Capital Growth
2008  .     10.065    10.340          1*        N/A        N/A         N/A
2009  .     10.340    16.949         21        10.164    16.968          1*
2010  .     16.949    20.627         29        16.968    20.670          1*
2011  .     20.627    19.850         28        20.670    19.912          1*
2012  .     19.850    22.470         27        19.912    22.563          1*
---------   ------    ------         --        ------    ------        ---
NB AMT Mid Cap Growth
2008  .      N/A        N/A         N/A         N/A        N/A         N/A
2009  .      N/A        N/A         N/A         N/A        N/A         N/A
2010  .      N/A        N/A         N/A         N/A        N/A         N/A
2011  .      N/A        N/A         N/A         N/A        N/A         N/A
2012  .      N/A        N/A         N/A         N/A        N/A         N/A
---------   ------    ------        ---        ------    ------        ---
NB AMT Mid Cap Intrinsic Value
2008  .      N/A        N/A         N/A         N/A        N/A         N/A
2009  .      N/A        N/A         N/A         N/A        N/A         N/A
2010  .      N/A        N/A         N/A         N/A        N/A         N/A
2011  .      N/A        N/A         N/A         N/A        N/A         N/A
2012  .      N/A        N/A         N/A         N/A        N/A         N/A
---------   ------    ------        ---        ------    ------        ---
Oppenheimer Global Securities
2008  .      N/A        N/A         N/A         N/A        N/A         N/A
2009  .     10.816    15.371         60        14.748    15.387          1*
2010  .     15.371    17.652        136        15.387    17.688          2
2011  .     17.652    16.026        143        17.688    16.075          2
2012  .     16.026    19.238        125        16.075    19.317          2
---------   ------    ------        ---        ------    ------        ---
PIMCO VIT CommodityRealReturn Strategy
2009  .     11.195    12.569          5        11.659    12.578          1*
2010  .     12.569    15.500         39        12.578    15.526          2
2011  .     15.500    14.224         21        15.526    14.262          1*
2012  .     14.224    14.841         23        14.262    14.895          1*
---------   ------    ------        ---        ------    ------        ---



* The numbers of accumulation units less than 500 were rounded up to one.


** This table reflects the accumulation unit values and the number of accumulation units for both the ChoicePlus Assurance A Share and ChoicePlus Assurance A Class.

(1) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(2) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(3) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Appendix B - Condensed Financial Information

Accumulation Unit Values

The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased on or after November 15, 2010 for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**





                       With EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.955     8.302          6
2012  .       N/A        N/A        N/A          8.302     9.303         10
---------     --         ---        ---         ------     -----       ----
ABVPSF Growth and Income
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          8.298     8.710         21
2012  .       N/A        N/A        N/A          8.710    10.105         20
---------     --         ---        ---         ------    ------       ----
ABVPSF International Value
2010  .       N/A        N/A        N/A          6.942     7.099         17
2011  .       7.808     6.212        20          7.099     5.659        751
2012  .       6.212     7.006        20          5.659     6.395        752
---------     -----     -----       ---         ------    ------       ----
ABVPSF Small/Mid Cap Value
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         11.378    10.288         32
2012  .       N/A        N/A        N/A         10.288    12.061         41
---------     -----     -----       ---         ------    ------       ----
American Funds Global Growth
2010  .       N/A        N/A        N/A         10.946    11.135          2
2011  .      14.554    13.096         2         11.135    10.040        108
2012  .      13.096    15.851         3         10.040    12.176        134
---------    ------    ------       ---         ------    ------       ----
American Funds Global Small Capitalization
2010  .       N/A        N/A        N/A         10.970    11.101         14
2011  .      15.631    12.481        15         11.101     8.882        782
2012  .      12.481    14.567        17          8.882    10.387        946
---------    ------    ------       ---         ------    ------       ----
American Funds Growth
2010  .       N/A        N/A        N/A          9.863    10.052          4
2011  .      12.130    11.467         7         10.052     9.521        308
2012  .      11.467    13.350         6          9.521    11.108        350
---------    ------    ------       ---         ------    ------       ----
American Funds Growth-Income
2010  .       N/A        N/A        N/A          8.968     9.195         28
2011  .      10.937    10.604        23          9.195     8.932      1,601
2012  .      10.604    12.303        33          8.932    10.384      2,041
---------    ------    ------       ---         ------    ------      -----
American Funds International
2010  .       N/A        N/A        N/A         10.500    10.681          2
2011  .      14.352    12.194         3         10.681     9.093        381
2012  .      12.194    14.199         7          9.093    10.610        701
---------    ------    ------       ---         ------    ------      -----
BlackRock Global Allocation V.I.
2010  .       N/A        N/A        N/A         12.512    12.613          2
2011  .      12.572    11.964         4         12.613    12.026        168
2012  .      11.964    12.993         3         12.026    13.087        175
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Diversified Income
2010  .       N/A        N/A        N/A         13.454    13.505         12
2011  .      13.882    14.553        13         13.505    14.186        575
2012  .      14.553    15.361        15         14.186    15.003        702
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Emerging Markets
2010  .       N/A        N/A        N/A         11.479    11.844          1*
2011  .       N/A        N/A        N/A         11.844     9.376        102
2012  .      16.947    17.992         1*         9.376    10.595        121
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.294     9.340         12         N/A        N/A        N/A
2012  .       9.340    10.493         16         N/A        N/A        N/A
---------    ------    ------       ----         --         ---        ---
ABVPSF Growth and Income
2010  .      10.969    11.194          1*        N/A        N/A        N/A
2011  .      11.194    11.779         50         N/A        N/A        N/A
2012  .      11.779    13.700         42         N/A        N/A        N/A
---------    ------    ------       ----         --         ---        ---
ABVPSF International Value
2010  .      11.346    11.581         42         7.183     7.187         1*
2011  .      11.581     9.255      1,684         7.187     5.747        13
2012  .       9.255    10.485      1,666         5.747     6.514        12
---------    ------    ------      -----         -----     -----       ---
ABVPSF Small/Mid Cap Value
2010  .      11.140    11.131          2         N/A        N/A        N/A
2011  .      11.131    10.090         44        11.519    10.447         1*
2012  .      10.090    11.859         55        10.447    12.284         1*
---------    ------    ------      -----        ------    ------       ---
American Funds Global Growth
2010  .      11.511    11.739          8         N/A        N/A        N/A
2011  .      11.739    10.611        353        11.273    10.195         3
2012  .      10.611    12.901        465        10.195    12.402         5
---------    ------    ------      -----        ------    ------       ---
American Funds Global Small Capitalization
2010  .      11.764    11.951         48        11.181    11.239         1*
2011  .      11.951     9.586      2,854        11.239     9.019        19
2012  .       9.586    11.239      3,588         9.019    10.579        25
---------    ------    ------      -----        ------    ------       ---
American Funds Growth
2010  .      11.322    11.593         39        10.186    10.177         1*
2011  .      11.593    11.008      1,096        10.177     9.669         6
2012  .      11.008    12.874      1,257         9.669    11.313         6
---------    ------    ------      -----        ------    ------       ---
American Funds Growth-Income
2010  .      10.791    11.066         98         9.320     9.309         1*
2011  .      11.066    10.777      4,884         9.309     9.070        33
2012  .      10.777    12.560      6,554         9.070    10.576       117
---------    ------    ------      -----        ------    ------       ---
American Funds International
2010  .      11.697    11.855          4         N/A        N/A        N/A
2011  .      11.855    10.118      1,594        10.814     9.234        18
2012  .      10.118    11.835      3,075         9.234    10.806        33
---------    ------    ------      -----        ------    ------       ---
BlackRock Global Allocation V.I.
2010  .      10.818    11.045         10         N/A        N/A        N/A
2011  .      11.045    10.558        798        12.674    12.121         3
2012  .      10.558    11.518        920        12.121    13.230         5
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Diversified Income
2010  .      10.269    10.337         63        13.624    13.672         1*
2011  .      10.337    10.886      3,003        13.672    14.405        16
2012  .      10.886    11.542      3,969        14.405    15.280        24
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Emerging Markets
2010  .      12.011    12.427          4         N/A        N/A        N/A
2011  .      12.427     9.862        549        11.973     9.507         4
2012  .       9.862    11.171        722         9.507    10.775         6
---------    ------    ------      -----        ------    ------       ---

                       With EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP Limited-Term Diversified Income
2010  .       N/A        N/A        N/A         11.707    11.702         32
2011  .     11.852     12.004        53         11.702    11.876      1,711
2012  .     12.004     12.154        59         11.876    12.049      2,260
---------   ------     ------       ---         ------    ------      -----
Delaware VIP REIT
2010  .       N/A        N/A        N/A          8.428     8.410          1*
2011  .       N/A        N/A        N/A          8.410     9.206         19
2012  .       N/A        N/A        N/A          9.206    10.623         23
---------   ------     ------       ---         ------    ------      -----
Delaware VIP Small Cap Value
2010  .       N/A        N/A        N/A         11.665    11.724          1*
2011  .       N/A        N/A        N/A         11.724    11.417         63
2012  .     14.032     14.488         2         11.417    12.838         73
---------   ------     ------       ---         ------    ------      -----
Delaware VIP Smid Cap Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         11.571    12.354         10
2012  .       N/A        N/A        N/A         12.354    13.535         17
---------   ------     ------       ---         ------    ------      -----
Delaware VIP U.S. Growth
2010  .       N/A        N/A        N/A          9.939     9.982         18
2011  .     10.417     11.059        19          9.982    10.618        806
2012  .     11.059     12.664        20         10.618    12.184        936
---------   ------     ------       ---         ------    ------      -----
Delaware VIP Value
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          8.591     9.288         31
2012  .       N/A        N/A        N/A          9.288    10.518         39
---------   ------     ------       ---         ------    ------      -----
DWS Alternative Asset Allocation VIP
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A         12.881    13.271          1*
---------   ------     ------       ---         ------    ------      -----
Fidelity VIP Contrafund
2010  .       N/A        N/A        N/A         10.112    10.258          3
2011  .     12.548     12.047         2         10.258     9.869        195
2012  .     12.047     13.817         5          9.869    11.342        250
---------   ------     ------       ---         ------    ------      -----
Fidelity VIP Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.012     9.905          2
2012  .       N/A        N/A        N/A          9.905    11.213         11
---------   ------     ------       ---         ------    ------      -----
Fidelity VIP Mid Cap
2010  .       N/A        N/A        N/A         12.152    12.147          3
2011  .     15.320     13.487         1*        12.147    10.715        165
2012  .     13.487     15.259         4         10.715    12.147        213
---------   ------     ------       ---         ------    ------      -----
Fidelity VIP Overseas
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          9.486     7.759          4
2012  .       N/A        N/A        N/A          7.759     9.243          3
---------   ------     ------       ---         ------    ------      -----
FTVIPT Franklin Income Securities
2010  .       N/A        N/A        N/A         10.693    10.899          5
2011  .     11.932     12.065         7         10.899    11.043        205
2012  .     12.065     13.423         6         11.043    12.310        253
---------   ------     ------       ---         ------    ------      -----
FTVIPT Franklin Small-Mid Cap Growth Securities
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .     13.121     12.332         2         11.101    10.454         31
2012  .     12.332     13.500         2         10.454    11.467         31
---------   ------     ------       ---         ------    ------      -----
FTVIPT Mutual Shares Securities
2010  .       N/A        N/A        N/A          8.727     8.968         24
2011  .      9.800      9.577        29          8.968     8.782      1,527
2012  .      9.577     10.805        37          8.782     9.928      1,819
---------   ------     ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP Limited-Term Diversified Income
2010  .     10.154    10.162          154       11.834    11.848         1*
2011  .     10.162    10.339        7,723       11.848    12.060        42
2012  .     10.339    10.515       11,091       12.060    12.272       127
---------   ------    ------       ------       ------    ------       ---
Delaware VIP REIT
2010  .      N/A        N/A         N/A          8.533     8.515         1*
2011  .     11.046    12.121           23        8.515     9.348         1*
2012  .     12.121    14.022           43        9.348    10.820         2
---------   ------    ------       ------       ------    ------       ---
Delaware VIP Small Cap Value
2010  .     11.603    11.757            2        N/A        N/A        N/A
2011  .     11.757    11.477          375       11.813    11.538         2
2012  .     11.477    12.938          458       11.538    13.014         6
---------   ------    ------       ------       ------    ------       ---
Delaware VIP Smid Cap Growth
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     12.217    13.077           55        N/A        N/A        N/A
2012  .     13.077    14.362           93       13.398    13.785         1*
---------   ------    ------       ------       ------    ------       ---
Delaware VIP U.S. Growth
2010  .     11.510    11.475           61       10.169    10.105         1*
2011  .     11.475    12.238        2,695       10.105    10.782        18
2012  .     12.238    14.078        3,278       10.782    12.409        26
---------   ------    ------       ------       ------    ------       ---
Delaware VIP Value
2010  .     11.298    11.318            2        N/A        N/A        N/A
2011  .     11.318    12.267           16        N/A        N/A        N/A
2012  .     12.267    13.926           26       10.429    10.713         1*
---------   ------    ------       ------       ------    ------       ---
DWS Alternative Asset Allocation VIP
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     11.106    10.674            2        N/A        N/A        N/A
2012  .     10.674    11.580            3        N/A        N/A        N/A
---------   ------    ------       ------       ------    ------       ---
Fidelity VIP Contrafund
2010  .     11.040    11.376           14        N/A        N/A        N/A
2011  .     11.376    10.971          914       10.386    10.021         7
2012  .     10.971    12.640        1,152       10.021    11.552        32
---------   ------    ------       ------       ------    ------       ---
Fidelity VIP Growth
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     11.809    11.711           14        N/A        N/A        N/A
2012  .     11.711    13.291           25        N/A        N/A        N/A
---------   ------    ------       ------       ------    ------       ---
Fidelity VIP Mid Cap
2010  .     11.783    11.862           10        N/A        N/A        N/A
2011  .     11.862    10.490          682       12.297    10.881         3
2012  .     10.490    11.922          900       10.881    12.372        16
---------   ------    ------       ------       ------    ------       ---
Fidelity VIP Overseas
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     12.298    10.085           16        N/A        N/A        N/A
2012  .     10.085    12.043           15        N/A        N/A        N/A
---------   ------    ------       ------       ------    ------       ---
FTVIPT Franklin Income Securities
2010  .     10.709    10.948           15        N/A        N/A        N/A
2011  .     10.948    11.119          726       11.035    11.213         3
2012  .     11.119    12.426          908       11.213    12.538         3
---------   ------    ------       ------       ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities
2010  .     11.859    11.988            1*      11.286    11.238         1*
2011  .     11.988    11.318           74       11.238    10.616         1*
2012  .     11.318    12.446           75       10.616    11.680         1*
---------   ------    ------       ------       ------    ------       ---
FTVIPT Mutual Shares Securities
2010  .     10.566    10.812           92        9.114     9.080         1*
2011  .     10.812    10.614        4,683        9.080     8.918        42
2012  .     10.614    12.029        5,912        8.918    10.112        57
---------   ------    ------       ------       ------    ------       ---

                       With EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Goldman Sachs VIT Large Cap Value
2010  .       N/A        N/A        N/A         12.805    13.301         18
2011  .      13.245    12.129        25         13.301    12.206        763
2012  .      12.129    14.233        24         12.206    14.351        691
---------    ------    ------       ---         ------    ------        ---
Lord Abbett Fundamental Equity
2010  .       N/A        N/A        N/A         15.563    15.784          1*
2011  .       N/A        N/A        N/A         15.784    14.918         25
2012  .       N/A        N/A        N/A         14.918    16.324         26
---------    ------    ------       ---         ------    ------        ---
LVIP American Global Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ----
LVIP American Global Small Capitalization
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ----
LVIP American Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ----
LVIP American Growth-Income
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ----
LVIP American International
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ----
LVIP Baron Growth Opportunities
2010  .       N/A        N/A        N/A         10.670    10.585          1*
2011  .       N/A        N/A        N/A         10.585    10.896         11
2012  .       N/A        N/A        N/A         10.896    12.749         11
---------    ------    ------       ---         ------    ------       ----
LVIP BlackRock Emerging Markets Index RPM
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ----
LVIP BlackRock Equity Dividend RPM
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          9.054     8.707          1*
2012  .       N/A        N/A        N/A          8.707    10.054          1*
---------    ------    ------       ---         ------    ------       ----
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A         10.120    10.134          2
2011  .      10.121    11.183         1*        10.134    11.219        119
2012  .      11.183    11.733         1*        11.219    11.795        204
---------    ------    ------       ---         ------    ------       ----
LVIP Capital Growth
2010  .       N/A        N/A        N/A          9.443     9.680         20
2011  .       9.613     8.616        24          9.680     8.694        985
2012  .       8.616    10.106        27          8.694    10.218      1,185
---------    ------    ------       ---         ------    ------      -----
LVIP Clarion Global Real Estate
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          7.477     6.740         19
2012  .       N/A        N/A        N/A          6.740     8.296         23
---------    ------    ------       ---         ------    ------      -----
LVIP Columbia Small-Mid Cap Growth RPM
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.116     9.227          3
2012  .       N/A        N/A        N/A          9.227     9.698          3
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Bond
2010  .       N/A        N/A        N/A         12.503    12.519         49
2011  .      12.665    13.415        71         12.519    13.288      2,628
2012  .      13.415    14.075        82         13.288    13.969      3,399
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Goldman Sachs VIT Large Cap Value
2010  .     10.541    10.951          85        13.386    13.385         1*
2011  .     10.951    10.074        3351        13.385    12.320        15
2012  .     10.074    11.875       2,958        12.320    14.529        12
---------   ------    ------       -----        ------    ------        --
Lord Abbett Fundamental Equity
2010  .      N/A        N/A         N/A         15.868    15.885         1*
2011  .     11.261    10.669         262        15.885    15.058         2
2012  .     10.669    11.704         252        15.058    16.527         1*
---------   ------    ------       -----        ------    ------        --
LVIP American Global Growth
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     12.413    11.174           7         N/A        N/A        N/A
2012  .     11.174    13.536           8         N/A        N/A        N/A
---------   ------    ------       -----        ------    ------       ---
LVIP American Global Small Capitalization
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     12.800    10.224          11        12.804    10.232         1*
2012  .     10.224    11.944          27        10.232    11.960         1*
---------   ------    ------       -----        ------    ------       ---
LVIP American Growth
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     12.529    11.848           5         N/A        N/A        N/A
2012  .     11.848    13.804          11         N/A        N/A        N/A
---------   ------    ------       -----        ------    ------       ---
LVIP American Growth-Income
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     12.212    11.844           8         N/A        N/A        N/A
2012  .     11.844    13.752          11         N/A        N/A        N/A
---------   ------    ------       -----        ------    ------       ---
LVIP American International
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     12.305    10.458           2        12.308    10.467         1*
2012  .     10.458    12.186           5        10.467    12.202         1*
---------   ------    ------       -----        ------    ------       ---
LVIP Baron Growth Opportunities
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     11.628    12.000          38         N/A        N/A        N/A
2012  .     12.000    14.076          52        12.815    12.985         3
---------   ------    ------       -----        ------    ------       ---
LVIP BlackRock Emerging Markets Index RPM
2012  .     10.200    11.003           1*        N/A        N/A        N/A
---------   ------    ------       -----        ------    ------       ---
LVIP BlackRock Equity Dividend RPM
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     11.205    10.803           1*        N/A        N/A        N/A
2012  .     10.803    12.505          25        10.219    10.240         1*
---------   ------    ------       -----        ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .     10.102    10.150           5        10.122    10.153         1*
2011  .     10.150    11.265         365        10.153    11.274         1*
2012  .     11.265    11.873         544        11.274    11.888         5
---------   ------    ------       -----        ------    ------       ---
LVIP Capital Growth
2010  .     11.437    11.665          63         9.797     9.786         1*
2011  .     11.665    10.503       3,190         9.786     8.815        24
2012  .     10.503    12.375       4,012         8.815    10.392        33
---------   ------    ------       -----        ------    ------       ---
LVIP Clarion Global Real Estate
2010  .     11.562    11.709           2         N/A        N/A        N/A
2011  .     11.709    10.582          27         7.559     6.834         2
2012  .     10.582    13.058          37         6.834     8.437         3
---------   ------    ------       -----        ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     12.152    11.111          12        10.227     9.356         1*
2012  .     11.111    11.707          28         9.356     9.863         1*
---------   ------    ------       -----        ------    ------       ---
LVIP Delaware Bond
2010  .     10.273    10.322         267        12.642    12.674         1*
2011  .     10.322    10.984      13,009        12.674    13.493        67
2012  .     10.984    11.575      17,755        13.493    14.227        99
---------   ------    ------      ------        ------    ------       ---

                       With EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A         10.076    10.075          1*
2011  .      10.062     9.889         1*        10.075     9.921         84
2012  .       9.889    10.153         1*         9.921    10.206        106
---------    ------    ------       ---         ------    ------        ---
LVIP Delaware Growth and Income
2010  .       N/A        N/A        N/A          9.095     9.202          1*
2011  .       N/A        N/A        N/A          9.202     9.183         38
2012  .       N/A        N/A        N/A          9.183    10.442         26
---------    ------    ------       ---         ------    ------        ---
LVIP Delaware Social Awareness
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          9.354     9.283          3
2012  .       N/A        N/A        N/A          9.283    10.553          3
---------    ------    ------       ---         ------    ------       ----
LVIP Delaware Special Opportunities
2010  .       N/A        N/A        N/A          9.531     9.498          1*
2011  .       N/A        N/A        N/A          9.498     8.879          2
2012  .       N/A        N/A        N/A          8.879    10.063          3
---------    ------    ------       ---         ------    ------       ----
LVIP Dimensional Non-U.S. Equity
2011  .       N/A        N/A        N/A          8.092     8.329          1*
2012  .       N/A        N/A        N/A          8.329     9.764          1*
---------    ------    ------       ---         ------    ------       ----
LVIP Dimensional U.S. Equity
2011  .       N/A        N/A        N/A          9.061     9.388          1*
2012  .       N/A        N/A        N/A          9.388    10.880          3
---------    ------    ------       ---         ------    ------       ----
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A        N/A        N/A         10.014    10.380         28
2012  .       N/A        N/A        N/A         10.380    10.629         48
---------    ------    ------       ---         ------    ------       ----
LVIP Global Income
2010  .       N/A        N/A        N/A         11.451    11.598          4
2011  .      11.560    11.511         3         11.598    11.572        236
2012  .      11.511    12.212         3         11.572    12.301        279
---------    ------    ------       ---         ------    ------       ----
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.829    10.965         1*        10.842    11.001         13
2012  .      10.965    12.414         1*        11.001    12.479         42
---------    ------    ------       ---         ------    ------       ----
LVIP JPMorgan Mid Cap Value RPM
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       9.209     8.913         3          9.275     8.994          4
2012  .       8.913     9.987         1*         8.994    10.098          4
---------    ------    ------       ---         ------    ------       ----
LVIP MFS International Growth
2010  .       N/A        N/A        N/A          8.238     8.441         13
2011  .       8.380     7.440        16          8.441     7.509        512
2012  .       7.440     8.752        16          7.509     8.851        481
---------    ------    ------       ---         ------    ------       ----
LVIP MFS Value
2010  .       N/A        N/A        N/A          8.290     8.564         37
2011  .       8.503     8.367        48          8.564     8.445      2,004
2012  .       8.367     9.589        54          8.445     9.697      2,415
---------    ------    ------       ---         ------    ------      -----
LVIP Mid-Cap Value
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          8.723     7.808         19
2012  .       N/A        N/A        N/A          7.808     9.566         21
---------    ------    ------       ---         ------    ------      -----
LVIP Mondrian International Value
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          8.729     8.253          1*
2012  .       N/A        N/A        N/A          8.253     8.930          1*
---------    ------    ------       ---         ------    ------      -----
LVIP Money Market
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.300    10.192         16
2012  .       N/A        N/A        N/A         10.192    10.088         17
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Diversified Floating Rate
2010  .      10.083    10.091          8        10.096    10.094         1*
2011  .      10.091     9.961        348        10.094     9.969         2
2012  .       9.961    10.274        417         9.969    10.287         2
---------    ------    ------        ---        ------    ------         -
LVIP Delaware Growth and Income
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.999    11.003         13         N/A        N/A        N/A
2012  .      11.003    12.544         14         N/A        N/A        N/A
---------    ------    ------       ----        ------    ------       ---
LVIP Delaware Social Awareness
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.900    10.844         11         N/A        N/A        N/A
2012  .      10.844    12.359         17         N/A        N/A        N/A
---------    ------    ------       ----        ------    ------       ---
LVIP Delaware Special Opportunities
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      11.779    11.039         12         N/A        N/A        N/A
2012  .      11.039    12.543         25         N/A        N/A        N/A
---------    ------    ------       ----        ------    ------       ---
LVIP Dimensional Non-U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       9.131     9.804          6         N/A        N/A        N/A
---------    ------    ------       ----        ------    ------       ---
LVIP Dimensional U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .      10.285    10.924         10         N/A        N/A        N/A
---------    ------    ------       ----        ------    ------       ---
LVIP Dimensional/Vanguard Total Bond
2011  .      10.024    10.396        119        10.284    10.399         1*
2012  .      10.396    10.672        269        10.399    10.681        14
---------    ------    ------       ----        ------    ------       ---
LVIP Global Income
2010  .      10.616    10.746         13         N/A        N/A        N/A
2011  .      10.746    10.749        804        11.653    11.662         5
2012  .      10.749    11.455      1,037        11.662    12.434        19
---------    ------    ------      -----        ------    ------       ---
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.859    11.044         35         N/A        N/A        N/A
2012  .      11.044    12.560        184        11.173    12.578         1*
---------    ------    ------      -----        ------    ------       ---
LVIP JPMorgan Mid Cap Value RPM
2010  .      11.048    11.180          3         N/A        N/A        N/A
2011  .      11.180    10.869         27         N/A        N/A        N/A
2012  .      10.869    12.234         32         9.897    10.260         1*
---------    ------    ------      -----        ------    ------       ---
LVIP MFS International Growth
2010  .      12.046    12.376         31         8.536     8.533         1*
2011  .      12.376    11.037      1,281         8.533     7.614         9
2012  .      11.037    13.042      1,206         7.614     9.001        54
---------    ------    ------      -----        ------    ------       ---
LVIP MFS Value
2010  .      10.618    10.915        112         8.670     8.658         1*
2011  .      10.915    10.790      6,204         8.658     8.563        49
2012  .      10.790    12.421      7,952         8.563     9.862        67
---------    ------    ------      -----        ------    ------       ---
LVIP Mid-Cap Value
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      11.616    10.423         34         N/A        N/A        N/A
2012  .      10.423    12.803         41         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP Mondrian International Value
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      11.541    10.939          9         N/A        N/A        N/A
2012  .      10.939    11.865         11         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP Money Market
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       9.953     9.877         61         N/A        N/A        N/A
2012  .       9.877     9.801        154         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---

                       With EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Protected Profile Conservative
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         11.621    11.894         58
2012  .   N/A           N/A         N/A         11.894    12.888        109
--------- ------      ------                    ------    ------       ----
LVIP Protected Profile Growth
2010  .   N/A           N/A         N/A         10.153    10.308         36
2011  .   N/A           N/A         N/A         10.308    10.175        220
2012  .   N/A           N/A         N/A         10.175    10.963        740
--------- ------      ------                    ------    ------       ----
LVIP Protected Profile Moderate
2010  .   N/A           N/A         N/A         11.086    11.088         23
2011  .   N/A           N/A         N/A         11.088    11.072        188
2012  .   N/A           N/A         N/A         11.072    11.978      1,041
--------- ------      ------                    ------    ------      -----
LVIP SSgA Bond Index
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         11.320    12.001          3
2012  .   N/A           N/A         N/A         12.001    12.302         23
--------- ------      ------                    ------    ------      -----
LVIP SSgA Conservative Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------                    ------    ------      -----
LVIP SSgA Conservative Structured Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.418    10.571          1*
2012  .   N/A           N/A         N/A         10.571    11.307         56
--------- ------      ------                    ------    ------      -----
LVIP SSgA Developed International 150
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          9.494     8.234          1*
2012  .   N/A           N/A         N/A          8.234     9.237          1*
--------- ------      ------                    ------    ------      -----
LVIP SSgA Emerging Markets 100
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         14.351    12.049          1*
2012  .   N/A           N/A         N/A         12.049    13.399          2
--------- ------      ------                    ------    ------      -----
LVIP SSgA Global Tactical Allocation RPM
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          9.155     9.056        136
2012  .   N/A           N/A         N/A          9.056     9.936        103
--------- ------      ------                    ------    ------      -----
LVIP SSgA International Index
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------                    ------    ------      -----
LVIP SSgA Large Cap 100
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.987    11.097          1*
2012  .   N/A           N/A         N/A         11.097    12.293          2
--------- ------      ------                    ------    ------      -----
LVIP SSgA Moderate Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         11.133    11.594          4
--------- ------      ------                    ------    ------      -----
LVIP SSgA Moderate Structured Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.579    10.473          5
2012  .   11.158      11.372         60         10.473    11.427         24
--------- ------      ------        ---         ------    ------      -----
LVIP SSgA Moderately Aggressive Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Protected Profile Conservative
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .     10.761    11.041         242         N/A       N/A         N/A
2012  .     11.041    11.994         454         N/A       N/A         N/A
---------   ------    ------        ----         --      ------        ---
LVIP Protected Profile Growth
2010  .     11.192    11.236           5         N/A       N/A         N/A
2011  .     11.236    11.119         854        10.436   10.332         15
2012  .     11.119    12.010       3,473        10.332   11.165         68
---------   ------    ------       -----        ------   ------        ---
LVIP Protected Profile Moderate
2010  .     10.894    11.057           8         N/A       N/A         N/A
2011  .     11.057    11.069         594         N/A       N/A         N/A
2012  .     11.069    12.004       3,648        11.389   12.199         18
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Bond Index
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .     10.194    10.832           5         N/A       N/A         N/A
2012  .     10.832    11.133         121        12.305   12.471          1*
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Conservative Index Allocation
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .      N/A        N/A         N/A          N/A       N/A         N/A
2012  .     11.089    11.493          33         N/A       N/A         N/A
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Conservative Structured Allocation
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .     10.429    10.609          41         N/A       N/A         N/A
2012  .     10.609    11.375          84         N/A       N/A         N/A
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Developed International 150
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .      N/A        N/A         N/A          N/A       N/A         N/A
2012  .     11.023    11.497           4         N/A       N/A         N/A
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Emerging Markets 100
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .     12.975    10.920           2         N/A       N/A         N/A
2012  .     10.920    12.175          10         N/A       N/A         N/A
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Global Tactical Allocation RPM
2010  .     10.979    11.033           4         N/A       N/A         N/A
2011  .     11.033    10.941         361         N/A       N/A         N/A
2012  .     10.941    12.035         309         9.793   10.120          1*
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA International Index
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .     11.852    10.277           1*        N/A       N/A         N/A
2012  .     10.277    12.011           3         N/A       N/A         N/A
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Large Cap 100
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .     11.018    11.156           1*        N/A       N/A         N/A
2012  .     11.156    12.389          18         N/A       N/A         N/A
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Moderate Index Allocation
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .     10.688    10.552           7         N/A       N/A         N/A
2012  .     10.552    11.664          52         N/A       N/A         N/A
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Moderate Structured Allocation
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .     10.590    10.510          28         N/A       N/A         N/A
2012  .     10.510    11.497         188        11.118   11.511          2
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .      N/A        N/A         N/A          N/A       N/A         N/A
2012  .     10.646    11.660          23         N/A       N/A         N/A
---------   ------    ------       -----        ------   ------        ---

                          With EEB                          with EGMDB
             ---------------------------------- ----------------------------------
              Accumulation Unit                  Accumulation Unit
                    value                              value
             --------------------   Number of   --------------------   Number of
              Beginning   End of   Accumulation  Beginning   End of   Accumulation
              of period   period      Units      of period   period      Units
             ----------- -------- ------------- ----------- -------- -------------
             (Accumulation Unit value in dollars and Number of Accumulation Units
                                         in thousands)
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         10.866    10.517         2         10.875    10.547         1*
2012  .         10.517    11.541        13         10.547    11.596        19
------------    ------    ------       ---         ------    ------       ---
LVIP SSgA S&P 500 Index
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          9.936     9.969         1*         8.755     8.802         6
2012  .          9.969    11.358         1*         8.802    10.048        19
------------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Cap Index
2010  .          N/A        N/A        N/A          9.129     9.268         1*
2011  .          N/A        N/A        N/A          9.268     8.731         4
2012  .          N/A        N/A        N/A          8.731     9.988         7
------------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Mid Cap 200
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          N/A        N/A        N/A         13.676    13.201         1*
2012  .          N/A        N/A        N/A         13.201    14.832         1*
------------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          9.235     8.947         3          9.302     9.030        29
2012  .          8.947    10.428         3          9.030    10.546        35
------------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          N/A        N/A        N/A         11.521    10.931        16
2012  .          N/A        N/A        N/A         10.931    12.550        15
------------    ------    ------       ---         ------    ------       ---
LVIP Templeton Growth RPM
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          N/A        N/A        N/A          8.035     7.686        30
2012  .          N/A        N/A        N/A          7.686     9.196        47
------------    ------    ------       ---         ------    ------       ---
LVIP UBS Large Cap Growth RPM
2010  .          N/A        N/A        N/A         10.521    10.575         1*
2011  .          N/A        N/A        N/A         10.575     9.844        16
2012  .          N/A        N/A        N/A          9.844    11.310        21
------------    ------    ------       ---         ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .          N/A        N/A        N/A          8.633     9.382         1*
2012  .          N/A        N/A        N/A          9.382    10.665        11
------------    ------    ------       ---         ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .          N/A        N/A        N/A          8.452     8.371         1*
2012  .          N/A        N/A        N/A          8.371     9.861         6
------------    ------    ------       ---         ------    ------       ---
MFS VIT Growth
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          N/A        N/A        N/A          9.807     9.650         8
2012  .         10.065    11.079         2          9.650    11.180         9
------------    ------    ------       ---         ------    ------       ---
MFS VIT Total Return
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          N/A        N/A        N/A         10.134    10.187        53
2012  .          N/A        N/A        N/A         10.187    11.183        56
------------    ------    ------       ---         ------    ------       ---
MFS VIT Utilities
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          N/A        N/A        N/A         11.914    12.557        28
2012  .          N/A        N/A        N/A         12.557    14.068        38
------------    ------    ------       ---         ------    ------       ---
Morgan
Stanley UIF
Capital
Growth
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          N/A        N/A        N/A         20.495    19.665         1*
2012  .          N/A        N/A        N/A         19.665    22.194         1*
------------    ------    ------       ---         ------    ------       ---



                          with GOP                        Acct Value DB
             ---------------------------------- ----------------------------------
              Accumulation Unit                  Accumulation Unit
                    value                              value
             --------------------   Number of   --------------------   Number of
              Beginning   End of   Accumulation  Beginning   End of   Accumulation
              of period   period      Units      of period   period      Units
             ----------- -------- ------------- ----------- -------- -------------
             (Accumulation Unit value in dollars and Number of Accumulation Units
                                         in thousands)
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         10.886    10.584        68          N/A        N/A        N/A
2012  .         10.584    11.667       137          N/A        N/A        N/A
------------    ------    ------       ---          --         ---        ---
LVIP SSgA S&P 500 Index
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         11.105    11.192        10          N/A        N/A        N/A
2012  .         11.192    12.808        24          N/A        N/A        N/A
------------    ------    ------       ---          --         ---        ---
LVIP SSgA Small-Cap Index
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         11.235    10.611         9          N/A        N/A        N/A
2012  .         10.611    12.169        17          8.909    10.158         1*
------------    ------    ------       ---          -----    ------       ---
LVIP SSgA Small-Mid Cap 200
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         11.256    10.893         1*         N/A        N/A        N/A
2012  .         10.893    12.269         8          N/A        N/A        N/A
------------    ------    ------       ---          -----    ------       ---
LVIP T. Rowe Price Growth Stock
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         11.508    11.200        50          N/A        N/A        N/A
2012  .         11.200    13.113        77          N/A        N/A        N/A
------------    ------    ------       ---          -----    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2010  .         11.998    11.947         4          N/A        N/A        N/A
2011  .         11.947    11.365        48          N/A        N/A        N/A
2012  .         11.365    13.080        66          N/A        N/A        N/A
------------    ------    ------       ---          -----    ------       ---
LVIP Templeton Growth RPM
2010  .         11.018    11.269         2          N/A        N/A        N/A
2011  .         11.269    10.806       180          8.123     7.793         1*
2012  .         10.806    12.961       193          7.793     9.352         1*
------------    ------    ------       ---          -----    ------       ---
LVIP UBS Large Cap Growth RPM
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         11.025    10.289        11          N/A        N/A        N/A
2012  .         10.289    11.850        11          N/A        N/A        N/A
------------    ------    ------       ---          -----    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .         10.088     9.397        19          N/A        N/A        N/A
2012  .          9.397    10.709        70          N/A        N/A        N/A
------------    ------    ------       ---          -----    ------       ---
LVIP Vanguard International Equity ETF
2011  .          9.917     8.385        12          8.647     8.387         1*
2012  .          8.385     9.901        51          8.387     9.909         1*
------------    ------    ------       ---          -----    ------       ---
MFS VIT Growth
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         11.375    11.221        43          N/A        N/A        N/A
2012  .         11.221    13.032        57          N/A        N/A        N/A
------------    ------    ------       ---          -----    ------       ---
MFS VIT Total Return
2010  .         10.505    10.697         3         10.260    10.260         1*
2011  .         10.697    10.780       146         10.260    10.345         1*
2012  .         10.780    11.863       152         10.345    11.390         1*
------------    ------    ------       ---         ------    ------       ---
MFS VIT Utilities
2010  .         11.434    11.672         1*         N/A        N/A        N/A
2011  .         11.672    12.332       128          N/A        N/A        N/A
2012  .         12.332    13.850       183         12.728    14.328        12
------------    ------    ------       ---         ------    ------       ---
Morgan
Stanley UIF
Capital
Growth
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         11.858    11.405        21          N/A        N/A        N/A
2012  .         11.405    12.905        20          N/A        N/A        N/A
------------    ------    ------       ---         ------    ------       ---

                       With EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Oppenheimer Global Securities
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A        17.539    15.876         31
2012  .   N/A           N/A         N/A        15.876    19.001         34
--------- ------      ------        --------   ------    ------        ---
PIMCO VIT CommodityRealReturn Strategy
2010  .   N/A           N/A         N/A        14.861    15.425          1*
2011  .   15.375      14.039          2        15.425    14.112         11
2012  .   14.039      14.575          2        14.112    14.681         12
--------- ------      ------        ---        ------    ------        ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Oppenheimer Global Securities
2010  .     11.583    11.680          6        17.682    17.652          1*
2011  .     11.680    10.599        166        17.652    16.026          1*
2012  .     10.599    12.718        138        16.026    19.238          1*
---------   ------    ------        ---        ------    ------          -
PIMCO VIT CommodityRealReturn Strategy
2010  .      N/A        N/A         N/A         N/A        N/A         N/A
2011  .     13.265    12.166         13         N/A        N/A         N/A
2012  .     12.166    12.688         12         N/A        N/A         N/A
---------   ------    ------        ---        ------    ------        ---



* The numbers of accumulation units less than 500 were rounded up to one.


** This table reflects the accumulation unit values and the number of accumulation units for both the ChoicePlus Assurance A Share and ChoicePlus Assurance A Class.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix C - Condensed Financial Information

Accumulation Unit Values

The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased as part of a Fee-Based Financial Plan on or after June 30, 2010 for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.





                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        --------     --      ------        ---
ABVPSF Growth and Income
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        --------     --      ------        ---
ABVPSF International Value
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        --------     --      ------        ---
ABVPSF Small/Mid Cap Value
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A        11.448    10.367          1*
2012  .   N/A           N/A         N/A        10.367    12.172         10
--------- ------      ------        --------   ------    ------        ---
American Funds Global Growth
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        --------   ------    ------        ---
American Funds Global Small Capitalization
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        --------   ------    ------        ---
American Funds Growth
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        --------   ------    ------        ---
American Funds Growth-Income
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        --------   ------    ------        ---
American Funds International
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        --------   ------    ------        ---
BlackRock Global Allocation V.I.
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   12.890      13.063          2        12.731    13.158          8
--------- ------      ------        ---        ------    ------        ---
Delaware VIP Diversified Income
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   14.778      15.344          1*       14.319    15.142          9
--------- ------      ------        ---        ------    ------        ---
Delaware VIP Emerging Markets
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A         9.583    10.684          1*
--------- ------      ------        ---        ------    ------        ---



                       with GOP                       Account Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      11.132     8.471         9         N/A        N/A         N/A
2012  .       8.471     9.530        12         N/A        N/A         N/A
---------    ------     -----       ---      ----------- -------- -------------
ABVPSF Growth and Income
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------     -----       ---      ----------- -------- -------------
ABVPSF International Value
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------     -----       ---      ----------- -------- -------------
ABVPSF Small/Mid Cap Value
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      11.567    10.501        13         N/A        N/A         N/A
2012  .      10.501    12.360        26         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
American Funds Global Growth
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
American Funds Global Small Capitalization
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
American Funds Growth
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
American Funds Growth-Income
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
American Funds International
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
BlackRock Global Allocation V.I.
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      12.694    12.153       208         N/A        N/A         N/A
2012  .      12.153    13.278       241         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
Delaware VIP Diversified Income
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      13.728    14.479        58         N/A        N/A         N/A
2012  .      14.479    15.374       134         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
Delaware VIP Emerging Markets
2010  .      10.921    12.017         8         N/A        N/A         N/A
2011  .      12.017     9.551        33         N/A        N/A         N/A
2012  .       9.551    10.835        41         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP Limited-Term Diversified Income
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         11.775    11.966         1*
2012  .   N/A           N/A         N/A         11.966    12.160         3
--------- ------      ------        --------    ------    ------       ---
Delaware VIP REIT
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------    ------    ------       ---
Delaware VIP Small Cap Value
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         11.769    11.478        11
2012  .   N/A           N/A         N/A         11.478    12.926         1*
--------- ------      ------        --------    ------    ------       ---
Delaware VIP Smid Cap Growth
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         11.642    12.450         9
2012  .   N/A           N/A         N/A         12.450    13.660         2
--------- ------      ------        --------    ------    ------       ---
Delaware VIP U.S. Growth
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.043    10.700        11
2012  .   N/A           N/A         N/A         10.700    12.296         4
--------- ------      ------        --------    ------    ------       ---
Delaware VIP Value
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          8.644     9.360        12
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------    ------    ------       ---
DWS Alternative Asset Allocation VIP
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------    ------    ------       ---
Fidelity VIP Contrafund
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.322     9.945         1*
2012  .   N/A           N/A         N/A          9.945    11.447         4
--------- ------      ------        --------    ------    ------       ---
Fidelity VIP Growth
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         11.264    11.316         2
--------- ------      ------        --------    ------    ------       ---
Fidelity VIP Mid Cap
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         12.222    10.798         1*
2012  .   12.389      12.619          1*        10.798    12.259         4
--------- ------      ------        ---         ------    ------       ---
Fidelity VIP Overseas
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
FTVIPT Franklin Income Securities
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         11.775    12.423         1*
--------- ------      ------        ---         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          9.024     8.850         2
2012  .   N/A           N/A         N/A          8.850    10.020         5
--------- ------      ------        ---         ------    ------       ---



                       with GOP                       Account Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP Limited-Term Diversified Income
2010  .      11.948    11.896        13         N/A        N/A         N/A
2011  .      11.896    12.121        42         N/A        N/A         N/A
2012  .      12.121    12.347        39         N/A        N/A         N/A
---------    ------    ------        --      ----------- -------- -------------
Delaware VIP REIT
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       8.550     9.397         2         N/A        N/A         N/A
2012  .       9.397    10.887         7         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
Delaware VIP Small Cap Value
2010  .      10.323    11.844         8         N/A        N/A         N/A
2011  .      11.844    11.580        23         N/A        N/A         N/A
2012  .      11.580    13.073        25         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
Delaware VIP Smid Cap Growth
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      11.763    12.610         3         N/A        N/A         N/A
2012  .      12.610    13.870         5         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
Delaware VIP U.S. Growth
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.147    10.838         3         N/A        N/A         N/A
2012  .      10.838    12.485         1*        N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
Delaware VIP Value
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       8.734     9.480         8         N/A        N/A         N/A
2012  .       9.480    10.779         7         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
DWS Alternative Asset Allocation VIP
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      12.874    12.392         6         N/A        N/A         N/A
2012  .      12.392    13.464        13         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
Fidelity VIP Contrafund
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.429    10.073        58         N/A        N/A         N/A
2012  .      10.073    11.623        89         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
Fidelity VIP Growth
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .      11.412    11.488         1*        N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
Fidelity VIP Mid Cap
2010  .      11.320    12.348         8         N/A        N/A         N/A
2011  .      12.348    10.937        42         N/A        N/A         N/A
2012  .      10.937    12.448        51         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
Fidelity VIP Overseas
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       9.643     7.920         2         N/A        N/A         N/A
2012  .       7.920     9.472         1*        N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
FTVIPT Franklin Income Securities
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      11.080    11.270         3         N/A        N/A         N/A
2012  .      11.270    12.614        25         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
FTVIPT Franklin Small-Mid Cap Growth
Securities
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
FTVIPT Mutual Shares Securities
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       9.117     8.964        45         N/A        N/A         N/A
2012  .       8.964    10.174        86         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP American Global Growth
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         12.152    13.502        10
--------- ------      ------        --------    ------    ------       ---
LVIP American Global Small Capitalization
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         10.602    11.914         1*
--------- ------      ------        --------    ------    ------       ---
LVIP American Growth
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         12.528    13.770         2
--------- ------      ------        --------    ------    ------       ---
LVIP American Growth-Income
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         12.887    13.718         2
--------- ------      ------        --------    ------    ------       ---
LVIP American International
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         12.299    10.442         1*
2012  .   N/A           N/A         N/A         10.442    12.154         3
--------- ------      ------        --------    ------    ------       ---
LVIP Baron Growth Opportunities
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.651    10.980         1*
2012  .   N/A           N/A         N/A         10.980    12.867         9
--------- ------      ------        --------    ------    ------       ---
LVIP BlackRock Emerging Markets Index RPM
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------    ------    ------       ---
LVIP BlackRock Equity Dividend RPM
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------    ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.143    11.246        60
2012  .   11.319      11.780          1*        11.246    11.842        33
--------- ------      ------        ---         ------    ------       ---
LVIP Capital Growth
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         10.368    10.304         2
--------- ------      ------        ---         ------    ------       ---
LVIP Clarion Global Real Estate
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          7.517     6.787         2
2012  .   N/A           N/A         N/A          6.787     8.366         3
--------- ------      ------        ---         ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP Delaware Bond
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   13.766      14.255          1*        13.625    14.097         5
--------- ------      ------        ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         10.223    10.246         1*
--------- ------      ------        ---         ------    ------       ---
LVIP Delaware Growth and Income
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---



                       with GOP                       Account Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP American Global Growth
2010  .      11.484    12.422         8         N/A        N/A         N/A
2011  .      12.422    11.199         8         N/A        N/A         N/A
2012  .      11.199    13.586         6         N/A        N/A         N/A
---------    ------    ------         -      ----------- -------- -------------
LVIP American Global Small Capitalization
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      12.810    10.248         2         N/A        N/A         N/A
2012  .      10.248    11.989         6         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP American Growth
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      12.539    11.875        31         N/A        N/A         N/A
2012  .      11.875    13.857        34         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP American Growth-Income
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      12.221    11.871         5         N/A        N/A         N/A
2012  .      11.871    13.804        11         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP American International
2010  .      11.774    12.315         8         N/A        N/A         N/A
2011  .      12.315    10.482        36         N/A        N/A         N/A
2012  .      10.482    12.232        40         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP Baron Growth Opportunities
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.761    11.121         8         N/A        N/A         N/A
2012  .      11.121    13.065        20         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP BlackRock Emerging Markets Index RPM
2012  .      10.237    11.008        10         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP BlackRock Equity Dividend RPM
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       9.204     8.887        18         N/A        N/A         N/A
2012  .       8.887    10.303        37         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.159    11.292        37         N/A        N/A         N/A
2012  .      11.292    11.919        54         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP Capital Growth
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       9.778    10.450         1*        N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP Clarion Global Real Estate
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       7.586     6.866        16         N/A        N/A         N/A
2012  .       6.866     8.485        30         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP Columbia Small-Mid Cap Growth RPM
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.264     9.399         4         N/A        N/A         N/A
2012  .       9.399     9.919        11         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP Delaware Bond
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      12.726    13.562        30         N/A        N/A         N/A
2012  .      13.562    14.314        89         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.100     9.986        51         N/A        N/A         N/A
2012  .       9.986    10.314        78         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP Delaware Growth and Income
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       9.355     9.372         1*        N/A        N/A         N/A
2012  .       9.372    10.701         1*        N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Social Awareness
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          9.412     9.355         1*
2012  .       N/A        N/A        N/A          9.355    10.651         1*
---------     --         ---        --------     -----    ------       ---
LVIP Delaware Special Opportunities
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     -----    ------       ---
LVIP Dimensional Non-U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          9.133     9.789         1*
---------     --         ---        --------     -----    ------       ---
LVIP Dimensional U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     -----    ------       ---
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A        N/A        N/A         10.078    10.389         1*
2012  .       N/A        N/A        N/A         10.389    10.655         4
---------     --         ---        --------    ------    ------       ---
LVIP Global Income
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         11.623    11.615         2
2012  .      11.919    12.279         1*        11.615    12.365         6
---------    ------    ------       ---         ------    ------       ---
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP JPMorgan Mid Cap Value RPM
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          9.973    10.173        11
---------    ------    ------       ---         ------    ------       ---
LVIP MFS International Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       8.393     8.825         2          8.394     8.925         2
---------    ------    ------       ---         ------    ------       ---
LVIP MFS Value
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Mid-Cap Value
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          9.427     9.647        12
---------    ------    ------       ---         ------    ------       ---
LVIP Mondrian International Value
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Money Market
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.368    10.278         1*
2012  .       N/A        N/A        N/A         10.278    10.189         2
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile Conservative
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A         12.314    13.006        57
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .      11.545    11.697         2         10.354    11.064        57
---------    ------    ------       ---         ------    ------       ---



                       with GOP                       Account Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Social Awareness
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------     --         ---                   ------    ------
LVIP Delaware Special Opportunities
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       9.636     9.044         3         N/A        N/A         N/A
2012  .       9.044    10.291         3         N/A        N/A         N/A
---------     -----    ------       ---        ------    ------
LVIP Dimensional Non-U.S. Equity
2011  .       8.674     8.350         3         N/A        N/A         N/A
2012  .       8.350     9.828         9         N/A        N/A         N/A
---------     -----    ------       ---        ------    ------
LVIP Dimensional U.S. Equity
2011  .       8.431     9.412         4         N/A        N/A         N/A
2012  .       9.412    10.951        36         N/A        N/A         N/A
---------     -----    ------       ---        ------    ------
LVIP Dimensional/Vanguard Total Bond
2011  .      10.339    10.406         7         N/A        N/A         N/A
2012  .      10.406    10.698        41         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------
LVIP Global Income
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      11.673    11.694        44         N/A        N/A         N/A
2012  .      11.694    12.481        78         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.869    11.073         3         N/A        N/A         N/A
2012  .      11.073    12.611        17         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------
LVIP JPMorgan Mid Cap Value RPM
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       9.401     9.152         4         N/A        N/A         N/A
2012  .       9.152    10.317        21         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------
LVIP MFS International Growth
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       8.564     7.649         8         N/A        N/A         N/A
2012  .       7.649     9.052        11         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------
LVIP MFS Value
2010  .       7.963     8.689        17         N/A        N/A         N/A
2011  .       8.689     8.602        26         N/A        N/A         N/A
2012  .       8.602     9.918        12         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------
LVIP Mid-Cap Value
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       8.850     7.953         8         N/A        N/A         N/A
2012  .       7.953     9.784         9         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------
LVIP Mondrian International Value
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       8.874     8.423        10         N/A        N/A         N/A
2012  .       8.423     9.150         5         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------
LVIP Money Market
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.475    10.410        20         N/A        N/A         N/A
2012  .      10.410    10.346        35         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------
LVIP Protected Profile Conservative
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      11.814    12.140        16         N/A        N/A         N/A
2012  .      12.140    13.207       152        11.681    12.057         32
---------    ------    ------       ---        ------    ------        ---
LVIP Protected Profile Growth
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .      10.475    11.234       553         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Protected Profile Moderate
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   12.486      12.643          2         11.340   12.088         77
--------- ------      ------        ---         ------   ------        ---
LVIP SSgA Bond Index
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        ---         ------   ------        ---
LVIP SSgA Conservative Index Allocation
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        ---         ------   ------        ---
LVIP SSgA Conservative Structured Allocation
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        ---         ------   ------        ---
LVIP SSgA Developed International 150
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        ---         ------   ------        ---
LVIP SSgA Emerging Markets 100
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A         14.421   13.491          1*
--------- ------      ------        ---         ------   ------        ---
LVIP SSgA Global Tactical Allocation RPM
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          9.632   10.028          4
--------- ------      ------        ---         ------   ------        ---
LVIP SSgA International Index
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        ---         ------   ------        ---
LVIP SSgA Large Cap 100
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        ---         ------   ------        ---
LVIP SSgA Moderate Index Allocation
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        ---         ------   ------        ---
LVIP SSgA Moderate Structured Allocation
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        ---         ------   ------        ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A         11.366   11.632          3
--------- ------      ------        ---         ------   ------        ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        ---         ------   ------        ---
LVIP SSgA S&P 500 Index
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   10.282      10.804          3          9.677   10.140          4
--------- ------      ------        ---         ------   ------        ---



                       with GOP                       Account Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Protected Profile Moderate
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      11.272    11.301         2         N/A        N/A         N/A
2012  .      11.301    12.274       329         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
LVIP SSgA Bond Index
2010  .      11.524    11.435        22         N/A        N/A         N/A
2011  .      11.435    12.171        24         N/A        N/A         N/A
2012  .      12.171    12.527        23         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.482    10.669         4         N/A        N/A         N/A
2012  .      10.669    11.535        10         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.436    10.631        17         N/A        N/A         N/A
2012  .      10.631    11.417        16         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
LVIP SSgA Developed International 150
2010  .       8.950     9.590         3         N/A        N/A         N/A
2011  .       9.590     8.351         4         N/A        N/A         N/A
2012  .       8.351     9.405         4         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
LVIP SSgA Emerging Markets 100
2010  .      12.448    14.497         2         N/A        N/A         N/A
2011  .      14.497    12.220         4         N/A        N/A         N/A
2012  .      12.220    13.644         8         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
LVIP SSgA Global Tactical Allocation RPM
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       9.307     9.243       137         N/A        N/A         N/A
2012  .       9.243    10.182       206         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
LVIP SSgA International Index
2010  .       7.977     8.641         4         N/A        N/A         N/A
2011  .       8.641     7.504         4         N/A        N/A         N/A
2012  .       7.504     8.784         6         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
LVIP SSgA Large Cap 100
2010  .      10.018    11.099         5         N/A        N/A         N/A
2011  .      11.099    11.255         6         N/A        N/A         N/A
2012  .      11.255    12.518         6         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        --------
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.695    10.575        16         N/A        N/A         N/A
2012  .       N/A        N/A        N/A        10.816    11.721          5
---------    ------    ------       ---        ------    ------        ---
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.597    10.533        40         N/A        N/A         N/A
2012  .      10.533    11.539        42         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP SSgA Moderately Aggressive Index
Allocation
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.833    10.463         1*        N/A        N/A         N/A
2012  .      10.463    11.703         8         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP SSgA Moderately Aggressive Structured
Allocation
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      10.893    10.607        32         N/A        N/A         N/A
2012  .      10.607    11.709        42         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---
LVIP SSgA S&P 500 Index
2010  .       7.954     8.900         6         N/A        N/A         N/A
2011  .       8.900     8.984        12         N/A        N/A         N/A
2012  .       8.984    10.296        15         N/A        N/A         N/A
---------    ------    ------       ---        ------    ------        ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Small-Cap Index
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          9.641    10.073         1*
--------- ----------- -------- -------------     -----    ------       ---
LVIP SSgA Small-Mid Cap 200
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------     -----    ------       ---
LVIP T. Rowe Price Growth Stock
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          9.352     9.093         1*
2012  .   N/A           N/A         N/A          9.093    10.635         2
--------- ----------- -------- -------------     -----    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------     -----    ------       ---
LVIP Templeton Growth RPM
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          8.079     7.739         1*
2012  .   N/A           N/A         N/A          7.739     9.273        14
--------- ----------- -------- -------------     -----    ------       ---
LVIP UBS Large Cap Growth RPM
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         11.297    11.414         2
--------- ----------- -------- -------------    ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
MFS VIT Growth
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
MFS VIT Total Return
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
MFS VIT Utilities
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         13.758    14.197         8
--------- ----------- -------- -------------    ------    ------       ---
PIMCO VIT CommodityRealReturn Strategy
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---



                       with GOP                       Account Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Small-Cap Index
2010  .       7.926     9.403         2         N/A        N/A         N/A
2011  .       9.403     8.894         3         N/A        N/A         N/A
2012  .       8.894    10.215         4         N/A        N/A         N/A
---------     -----    ------         -      ----------- -------- -------------
LVIP SSgA Small-Mid Cap 200
2010  .      11.946    13.815         1*        N/A        N/A         N/A
2011  .      13.815    13.388         1*        N/A        N/A         N/A
2012  .      13.388    15.103         2         N/A        N/A         N/A
---------    ------    ------         -      ----------- -------- -------------
LVIP T. Rowe Price Growth Stock
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       9.437     9.199        13         N/A        N/A         N/A
2012  .       9.199    10.785        41         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP T. Rowe Price Structured Mid-Cap Growth
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      11.713    11.158         7         N/A        N/A         N/A
2012  .      11.158    12.861         9         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP Templeton Growth RPM
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       8.152     7.829         7         N/A        N/A         N/A
2012  .       7.829     9.405        32         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP UBS Large Cap Growth RPM
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .      11.447    11.590        15         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP Vanguard Domestic Equity ETF
2011  .       9.418     9.406         1*        N/A        N/A         N/A
2012  .       9.406    10.735         7         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
LVIP Vanguard International Equity ETF
2011  .       8.040     8.392         4         N/A        N/A         N/A
2012  .       8.392     9.926         7         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
MFS VIT Growth
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
MFS VIT Total Return
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
MFS VIT Utilities
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      12.112    12.817         1*        N/A        N/A         N/A
2012  .      12.817    14.416         4         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------
PIMCO VIT CommodityRealReturn Strategy
2010  .       N/A        N/A        N/A         N/A        N/A         N/A
2011  .      15.526    14.262         1*        N/A        N/A         N/A
2012  .      14.262    14.895         8         N/A        N/A         N/A
---------    ------    ------       ---      ----------- -------- -------------




* The numbers of accumulation units less than 500 were rounded up to one.


 ^

                                SAI 1

Lincoln ChoicePlus AssuranceSM (A Share)
Lincoln Life Variable Annuity Account N  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (A Share) prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2013. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (A Share) prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
About the S&P 500 Index                         B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7


This SAI is not a prospectus.

The date of this SAI is May 1, 2013.

Special Terms

The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2012 and for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $289,902,595, $358,027,469 and $437,205,763 to LFA and Selling Firms in 2010, 2011 and 2012 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender chargemay be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION


                                                   (3)
                   (1)             (2)          Adjusted     (4)         (5)         (6)         (7)
                 Annuity      1 + Interest       Annuity   Minimum   Greater of   Surrender   Surrender
Contract Year     Value    Adjustment Formula     Value     Value     (3) & (4)     Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
1..............  $51,710       0.962268         $49,759    $50,710     $50,710      $4,250    $46,460
2..............  $53,480       0.985646         $52,712    $51,431     $52,712      $4,250    $48,462
3..............  $55,312       1.000000         $55,312    $52,162     $55,312      $4,000    $51,312
4..............  $57,208       1.009756         $57,766    $52,905     $57,766      $3,500    $54,266
5..............  $59,170          N/A           $59,170    $53,658     $59,170      $3,000    $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                             Annual         EOY**
                 Annuity         Guaranteed        Account        Annuity
Contract Year     Value        Interest Rate         Fee           Value
--------------- ---------     ---------------     ---------     ----------
 1..............$50,000   x       1.035       -   $40       =   $51,710
 2..............$51,710   x       1.035       -   $40       =   $53,480
 3..............$53,480   x       1.035       -   $40       =   $55,312
 4..............$55,312   x       1.035       -   $40       =   $57,208
 5..............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                 Surrender
                  Charge                      Surrender
Contract Year     Factor        Deposit        Charge
--------------- ----------     ---------     ----------
 1..............   8.5%    x   $50,000   =   $4,250
 2..............   8.5%    x   $50,000   =   $4,250
 3..............   8.0%    x   $50,000   =   $4,000
 4..............   7.0%    x   $50,000   =   $3,500
 5..............   6.0%    x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year    Index A   Index B   Adj Index B     N     Result
--------------- --------- --------- ------------- ------ ---------
1..............  3.50%     4.00%       4.50%         4   0.962268
2..............  3.50%     3.50%       4.00%         3   0.985646
3..............  3.50%     3.00%       3.50%         2   1.000000
4..............  3.50%     2.00%       2.50%         1   1.009756
5..............  3.50%      N/A         N/A         N/A     N/A

                           MINIMUM VALUE CALCULATION



                                   Minimum           Annual
                                  Guaranteed        Account        Minimum
Contract Year                   Interest Rate         Fee           Value
---------------                ---------------     ---------     ----------
 1..............$50,000    x       1.015       -   $40       =   $50,710
 2..............$50,710    x       1.015       -   $40       =   $51,431
 3..............$51,431    x       1.015       -   $40       =   $52,162
 4..............$52,162    x       1.015       -   $40       =   $52,905
 5..............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.


The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.




Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index


Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.


Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.


Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life appear on the following pages.

                             PROSPECTUS 2

Lincoln ChoicePlus AssuranceSM (A Class)
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583


This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth
IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. If you die before the Annuity Commencement Date, we will pay your Beneficiary a Death Benefit. In the alternative, you generally may choose to receive a Death Benefit upon the death of the Annuitant.

The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. You should refer to your contract for these state-specific features. Please check with your registered representative regarding their availability.

The minimum initial Gross Purchase Payment for the contract is $1,500. Additional Gross Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Net Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.

All Net Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.


The available funds are listed below:


AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio AllianceBernstein VPS Growth and Income Portfolio*, ** AllianceBernstein VPS International Value Portfolio*, ** AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Variable Portfolios II, Inc. (Class II):
   American Century Investments VP Inflation Protection Fund*, **

American Funds Insurance Series (Reg. TM) (Class 2):
     American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund

     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series*
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series

     Delaware VIP (Reg. TM) Smid Cap Growth Series
     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series

DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio

     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio

     Fidelity (Reg. TM) VIP Overseas Portfolio*, **

Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund*, **
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund*

Goldman Sachs Variable Insurance Trust (Service Class):
     Goldman Sachs VIT Large Cap Value Fund

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Emerging Markets RPM Fund
    (formerly LVIP BlackRock Emerging Markets Index RPM Fund)
     LVIP BlackRock Equity Dividend RPM Fund
     (formerly LVIP Wells Fargo Intrinsic Value Fund)
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Clarion Global Real Estate Fund
     (formerly LVIP Cohen & Steers Global Real Estate Fund)
     LVIP Columbia Small-Mid Cap Growth RPM Fund
     (formerly LVIP Turner Mid-Cap Growth Fund)
     LVIP Delaware Bond Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund* LVIP Delaware Growth and Income Fund*
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity RPM Fund
     (formerly LVIP Dimensional Non-U.S. Equity Fund)
     LVIP Dimensional U.S. Equity RPM Fund
      (formerly LVIP Dimensional U.S. Equity Fund)
     LVIP Dimensional/Vanguard Total Bond Fund
     LVIP Global Income Fund
     LVIP JPMorgan High Yield Fund
     (formerly J.P. Morgan High Yield Fund)
     LVIP JPMorgan Mid Cap Value RPM Fund
     (formerly LVIP Columbia Value Opportunities Funds)
     LVIP MFS International Growth Fund
     LVIP MFS Value Fund

     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation RPM Fund
     (formerly LVIP SSgA Global Tactical Allocation Fund)
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA Small-Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund***
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth RPM Fund
     (formerly LVIP Templeton Growth Fund)
     LVIP UBS Large Cap Growth RPM Fund
     (formerly LVIP Janus Capital Appreciation Fund)
     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund
     LVIP Protected Profile 2010 Fund*
     LVIP Protected Profile 2020 Fund*
     LVIP Protected Profile 2030 Fund*
     LVIP Protected Profile 2040 Fund*
     LVIP Protected Profile Conservative Fund
     LVIP Protected Profile Growth Fund
     LVIP Protected Profile Moderate Fund

Lord Abbett Series Fund, Inc. (Class VC):
     Lord Abbett Fundamental Equity Portfolio*

MFS (Reg. TM) Variable Insurance TrustSM (Service Class):

     MFS (Reg. TM) VIT Growth Series

     MFS (Reg. TM) VIT Total Return Series*, **
     MFS (Reg. TM) VIT Utilities Series

Oppenheimer Variable Account Funds (Service Class):
     Oppenheimer Global Fund/VA*
     (formerly Oppenheimer Global Securities Fund/VA)

PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio

The Universal Institutional Funds, Inc. (Class II):
     Morgan Stanley UIF Growth Portfolio*

* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.

**It is currently anticipated that on or after May 17, 2013, we will close and replace these Investment options. See the Description of the Funds section for further information.

*** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.




This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Gross Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2013

Table of Contents




Item                                                          Page
Special Terms                                                   5
Expense Tables                                                  8
Summary of Common Questions                                    16
The Lincoln National Life Insurance Company                    19
Variable Annuity Account (VAA)                                 20
Investments of the Variable Annuity Account                    21
Charges and Other Deductions                                   27
The Contracts                                                  36
 Purchase Payments                                             37
 Transfers On or Before the Annuity Commencement Date          38
 Surrenders and Withdrawals                                    41
 Death Benefit                                                 44
 Investment Requirements                                       48
 Living Benefit Riders                                         55
 Lincoln Lifetime IncomeSM Advantage 2.0                       55
 Lincoln Lifetime IncomeSM Advantage                           66
 Lincoln SmartSecurity (Reg. TM) Advantage                     74
 i4LIFE (Reg. TM) Advantage                                    80
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage     84
 4LATER (Reg. TM) Advantage                                    91
 Annuity Payouts                                               95
 Fixed Side of the Contract                                   103
Distribution of the Contracts                                 106
Federal Tax Matters                                           107
Additional Information                                        112
 Voting Rights                                                112
 Return Privilege                                             113
 Other Information                                            113
 Legal Proceedings                                            113
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   115
Appendix A - Condensed Financial Information                  A-1
Appendix B - Condensed Financial Information                  B-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.


5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.

Account or Variable Annuity Account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.


Adjustment Date-Under Lincoln SmartIncomeSM Inflation, the first day of January each year. The Scheduled Payment and the Reserve Value will be adjusted on each Adjustment Date.


Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity Payout-A regularly Scheduled Payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.


Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0, the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the contract value on each Benefit Year anniversary, subject to certain conditions.


Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.



Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.

Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.


CPI-The Consumer Price Index used to measure inflation.

CPI Adjustment-Under Lincoln SmartIncomeSM Inflation, adjustments made to the Scheduled Payments and the Reserve Value as a result of fluctuations in the CPI.


CPI Value-The number published monthly by the Bureau of Labor Statistics that represents the Consumer Price Index. Under Lincoln SmartIncomeSM Inflation, the CPI Value is used to determine if the Scheduled Payments and Reserve Value will go up or down each year.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, the

10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.


Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.


Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Gross Purchase Payments-Amounts paid into the contract before deduction of the sales charge. References to Purchase Payments refer to Gross Purchase Payments unless otherwise stated.


Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.


Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain Contractowners.


Guaranteed Minimum Scheduled Payment-The minimum payment you will receive under Lincoln SmartIncomeSM Inflation (as adjusted for Unscheduled Payments, charges and taxes).


Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

i4LIFE (Reg. TM) Advantage-An Annuity Payout option which combines periodic variable Regular Income Payments for life and a Death Benefit with the ability to make withdrawals during a defined period, the Access Period.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds-i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount.


Interest Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.


Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Lincoln Lifetime IncomeSM Advantage 2.0-Provides minimum guaranteed lifetime periodic withdrawals that may increase based on automatic enhancements and age-based increases to the withdrawal amount, regardless of the investment performance of the contract and provided certain conditions are met.


Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds- An optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements.

Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value.

Lincoln SmartIncomeSM Inflation-A fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease annually based on fluctuations in the Consumer Price Index.

Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent Purchase Payments and step-ups.


Living Benefit-A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess

Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.


Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.


Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.



Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Net Purchase Payments-The Gross Purchase Payment amount less the sales charge. The Net Purchase Payment is the amount placed in the fixed account and/or the variable account.


Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.


Reserve Value-Under Lincoln SmartIncomeSM Inflation, the value that is established to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The Reserve Value will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.


Rider Date-The effective date of the Lincoln SmartIncomeSM Inflation rider.

Rider Year-Under Lincoln SmartIncomeSM Inflation, each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.


Scheduled Payments-Under Lincoln SmartIncomeSM Inflation, Annuity Payouts for the life of the Annuitant (and Secondary Life, if applicable). The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Secondary Life-Under i4LIFE (Reg. TM) Advantage and Lincoln SmartIncomeSM Inflation, the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Selling Group Individuals-A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:

 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and for contracts purchased prior to November 9, 2009 only, their spouses and minor children.
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.


Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.


Unscheduled Payments-Under Lincoln SmartIncomeSM Inflation, withdrawals that are in addition to your Scheduled Payments up to the amount of the Reserve Value less any related charges and deductions for premium tax. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion that they reduce the Reserve Value.


Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.



                       CONTRACTOWNER TRANSACTION EXPENSES




Accumulation Phase:
  Sales charge (as a percentage of Gross Purchase Payments):1.............................    5.50%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual
Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income
Payments under i4LIFE (Reg. TM) Advantage).
See Fixed Side of the Contract.





Payout Phase:
  Maximum Lincoln SmartIncomeSM Inflation Unscheduled Payment charge (as a percentage of the Unscheduled
   Payment):2.............................................................................    7.00%


1 The sales charge percentage decreases as the value accumulated under certain of the owner's investment increases. For contracts purchased prior to February 8, 2010, the maximum sales charge is 5.75%. See Charges and Other Deductions.

2 The Unscheduled Payment charge percentage is reduced over time.



The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.

 o Table A reflects the expenses for a contract that has not elected the i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected the i4LIFE (Reg. TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the Lincoln Lifetime IncomeSM Advantage 2.0.
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the 4LATER (Reg. TM) Advantage.

                                    TABLE A



Annual Account Fee:1......................................................................     $    20
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2,3
Account Value Death Benefit
  Mortality and Expense Risk Charge.......................................................        0.65%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        0.75%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.......................................................        0.70%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        0.80%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        0.95%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.05%
Estate Enhancement Benefit (EEB)
  Mortality and Expense Risk Charge.......................................................        1.15%

  Administrative Charge..................    0.10%
  Total Separate Account Expenses........    1.25%





                                                                                    Single      Joint
Optional Living Benefit Rider Charges:4                                              Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0:5,6
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:7
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:8
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:8
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.85%       N/A
4LATER (Reg. TM) Advantage:9
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A




1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.

2 For contracts purchased prior to November 15, 2010, the total annual charges are as follows: EEB 1.10%; EGMDB 0.90%; Guarantee of Principal 0.75%; Account Value 0.65%. In the event of a subsequent Death Benefit change, the charge will be based on the charges in effect at the time the contract was purchased.


3 The mortality and expense risk charge and administrative charge together are 0.75% (0.60% for contracts purchased prior to November 15, 2010) on and after the Annuity Commencement Date.

4 Only one Living Benefit rider may be elected from this chart.


5 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.


6 There is no additional charge for Lincoln Lifetime IncomeSM Advantage 2.0
  Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.


7 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. After December 31, 2010 (or later in some states), these riders are no longer available for sale.

8 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. Beginning January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013 Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

9 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information. As of July 16, 2012, (or later in some states) this rider is no longer available for sale.




                                    TABLE B


Annual Account Fee:1........     $20

i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................    1.15%
  Guarantee of Principal Death Benefit....................................    1.20%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................    1.45%






                                                                             Single      Joint
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):3,4     Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge..............................................     3.15%      3.15%
  Current Charge.........................................................     1.80%      2.00%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge..............................................     3.20%      3.20%
  Current Charge.........................................................     1.85%      2.05%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge..............................................     3.45%      3.45%
  Current Charge.........................................................     2.10%      2.30%






i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):5
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    2.65%
  Current Charge.................................................................    1.65%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................................................    2.70%
  Current Charge.................................................................    1.70%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................    2.95%
  Current Charge.................................................................    1.95%




1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.


2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.15% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.15%. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.

4 There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit Protected Funds over and above the charge for i4LIFE (Reg.
  TM) Advantage Guaranteed Income Benefit (version 4).

5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.15%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



                                    TABLE C



Annual Account Fee:1......................................................................                $20
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who       Single     Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0:..................................................      Life       Life

Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):
  Account Value Death Benefit.............................................................    0.75%      0.75%
  Guarantee of Principal Death Benefit....................................................    0.80%      0.80%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................................    1.05%      1.05%
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):2
  Guaranteed Maximum Charge...............................................................    2.00%      2.00%
  Current Charge..........................................................................    1.05%      1.25%




1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.

2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0.




                                    TABLE D



Annual Account Fee:1......................................................................     $    20
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        2.65%
  Current Charge..........................................................................        1.80%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................        2.70%
  Current Charge..........................................................................        1.85%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        2.95%
  Current Charge..........................................................................        2.10%




1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.


2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.15%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2012. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.50%     2.16%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.50%     1.85%

* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2014.


The following table shows the expenses charged by each fund for the year ended
 December 31, 2012:



(as a percentage of each fund's average net assets):


                                                                                                        Other
                                                                   Management         12b-1 Fees        Expenses
                                                                   Fees (before       (before any       (before any
                                                                   any waivers/       waivers/          waivers/
                                                                   reimburse-         reimburse-        reimburse-
                                                                   ments)         +   ments)        +   ments)        +
AllianceBernstein VPS Global Thematic Growth Portfolio                 0.75%             0.25%             0.24%
AllianceBernstein VPS Growth and Income Portfolio                      0.55%             0.25%             0.05%
AllianceBernstein VPS International Value Portfolio                    0.75%             0.25%             0.06%
AllianceBernstein VPS Small/Mid Cap Value Portfolio                    0.75%             0.25%             0.07%
American Century VP Inflation Protection Fund                          0.47%             0.25%             0.01%
American Funds Global Growth Fund                                      0.53%             0.25%             0.03%
American Funds Global Small Capitalization Fund                        0.71%             0.25%             0.04%
American Funds Growth Fund                                             0.33%             0.25%             0.02%
American Funds Growth-Income Fund                                      0.27%             0.25%             0.02%
American Funds International Fund                                      0.50%             0.25%             0.04%
BlackRock Global Allocation V.I. Fund(1)                               0.63%             0.25%             0.26%
Delaware VIP (Reg. TM) Diversified Income Series(2)                    0.59%             0.30%             0.09%
Delaware VIP (Reg. TM) Emerging Markets Series(2)                      1.25%             0.30%             0.15%
Delaware VIP (Reg. TM) High Yield Series(2)                            0.65%             0.30%             0.09%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(2)       0.48%             0.30%             0.09%
Delaware VIP (Reg. TM) REIT Series(2)                                  0.75%             0.30%             0.09%
Delaware VIP (Reg. TM) Small Cap Value Series(2)                       0.73%             0.30%             0.08%
Delaware VIP (Reg. TM) Smid Cap Growth Series(2)                       0.75%             0.30%             0.09%
Delaware VIP (Reg. TM) U. S. Growth Series(2)                          0.65%             0.30%             0.09%
Delaware VIP (Reg. TM) Value Series(2)                                 0.65%             0.30%             0.08%
DWS Alternative Asset Allocation VIP Portfolio(3)                      0.34%             0.25%             0.29%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio                  0.56%             0.25%             0.08%
Fidelity (Reg. TM) VIP Growth Portfolio                                0.56%             0.25%             0.10%
Fidelity (Reg. TM) VIP Mid Cap Portfolio                               0.56%             0.25%             0.09%
Fidelity (Reg. TM) VIP Overseas Portfolio                              0.71%             0.25%             0.14%
FTVIPT Franklin Income Securities Fund                                 0.45%             0.25%             0.02%
FTVIPT Franklin Small-Mid Cap Growth Securities Fund                   0.51%             0.25%             0.29%
FTVIPT Mutual Shares Securities Fund                                   0.60%             0.25%             0.11%
FTVIPT Templeton Global Bond Securities Fund                           0.46%             0.25%             0.09%
Goldman Sachs VIT Large Cap Value Fund                                 0.74%             0.25%             0.04%
Lord Abbett Fundamental Equity Portfolio(4)                            0.75%             0.00%             0.44%
LVIP Baron Growth Opportunities Fund(5)                                1.00%             0.25%             0.08%
LVIP BlackRock Emerging Markets RPM Fund(6)                            0.55%             0.25%             0.45%
LVIP BlackRock Equity Dividend RPM Fund(7)                             0.75%             0.25%             0.08%
LVIP BlackRock Inflation Protected Bond Fund(8)                        0.44%             0.25%             0.07%
LVIP Capital Growth Fund                                               0.70%             0.25%             0.08%
LVIP Clarion Global Real Estate Fund(9)                                0.95%             0.25%             0.12%
LVIP Columbia Small-Mid Cap Growth RPM Fund(10)                        0.87%             0.25%             0.15%
LVIP Delaware Bond Fund                                                0.31%             0.35%             0.07%
LVIP Delaware Diversified Floating Rate Fund                           0.60%             0.25%             0.09%



                                                                                                              Total
                                                                                  Total         Total         Expenses
                                                                                  Expenses      Contractual   (after
                                                                   Acquired       (before any   waivers/      Contractual
                                                                   Fund           waivers/      reimburse-    waivers/
                                                                   Fees and       reimburse-    ments         reimburse-
                                                                   Expenses   =   ments)        (if any)      ments)
AllianceBernstein VPS Global Thematic Growth Portfolio               0.00%           1.24%           0.00%         1.24%
AllianceBernstein VPS Growth and Income Portfolio                    0.00%           0.85%           0.00%         0.85%
AllianceBernstein VPS International Value Portfolio                  0.00%           1.06%           0.00%         1.06%
AllianceBernstein VPS Small/Mid Cap Value Portfolio                  0.00%           1.07%           0.00%         1.07%
American Century VP Inflation Protection Fund                        0.00%           0.73%           0.00%         0.73%
American Funds Global Growth Fund                                    0.00%           0.81%           0.00%         0.81%
American Funds Global Small Capitalization Fund                      0.00%           1.00%           0.00%         1.00%
American Funds Growth Fund                                           0.00%           0.60%           0.00%         0.60%
American Funds Growth-Income Fund                                    0.00%           0.54%           0.00%         0.54%
American Funds International Fund                                    0.00%           0.79%           0.00%         0.79%
BlackRock Global Allocation V.I. Fund(1)                             0.01%           1.15%           0.00%         1.15%
Delaware VIP (Reg. TM) Diversified Income Series(2)                  0.00%           0.98%          -0.05%         0.93%
Delaware VIP (Reg. TM) Emerging Markets Series(2)                    0.00%           1.70%          -0.05%         1.65%
Delaware VIP (Reg. TM) High Yield Series(2)                          0.00%           1.04%          -0.05%         0.99%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(2)     0.00%           0.87%          -0.05%         0.82%
Delaware VIP (Reg. TM) REIT Series(2)                                0.00%           1.14%          -0.05%         1.09%
Delaware VIP (Reg. TM) Small Cap Value Series(2)                     0.00%           1.11%          -0.05%         1.06%
Delaware VIP (Reg. TM) Smid Cap Growth Series(2)                     0.00%           1.14%          -0.05%         1.09%
Delaware VIP (Reg. TM) U. S. Growth Series(2)                        0.00%           1.04%          -0.05%         0.99%
Delaware VIP (Reg. TM) Value Series(2)                               0.00%           1.03%          -0.05%         0.98%
DWS Alternative Asset Allocation VIP Portfolio(3)                    1.28%           2.16%          -0.31%         1.85%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio                0.00%           0.89%           0.00%         0.89%
Fidelity (Reg. TM) VIP Growth Portfolio                              0.00%           0.91%           0.00%         0.91%
Fidelity (Reg. TM) VIP Mid Cap Portfolio                             0.00%           0.90%           0.00%         0.90%
Fidelity (Reg. TM) VIP Overseas Portfolio                            0.00%           1.10%           0.00%         1.10%
FTVIPT Franklin Income Securities Fund                               0.00%           0.72%           0.00%         0.72%
FTVIPT Franklin Small-Mid Cap Growth Securities Fund                 0.00%           1.05%           0.00%         1.05%
FTVIPT Mutual Shares Securities Fund                                 0.00%           0.96%           0.00%         0.96%
FTVIPT Templeton Global Bond Securities Fund                         0.00%           0.80%           0.00%         0.80%
Goldman Sachs VIT Large Cap Value Fund                               0.00%           1.03%           0.00%         1.03%
Lord Abbett Fundamental Equity Portfolio(4)                          0.00%           1.19%          -0.04%         1.15%
LVIP Baron Growth Opportunities Fund(5)                              0.00%           1.33%          -0.04%         1.29%
LVIP BlackRock Emerging Markets RPM Fund(6)                          0.07%           1.32%          -0.20%         1.12%
LVIP BlackRock Equity Dividend RPM Fund(7)                           0.00%           1.08%          -0.07%         1.01%
LVIP BlackRock Inflation Protected Bond Fund(8)                      0.03%           0.79%           0.00%         0.79%
LVIP Capital Growth Fund                                             0.00%           1.03%           0.00%         1.03%
LVIP Clarion Global Real Estate Fund(9)                              0.00%           1.32%          -0.23%         1.09%
LVIP Columbia Small-Mid Cap Growth RPM Fund(10)                      0.00%           1.27%          -0.07%         1.20%
LVIP Delaware Bond Fund                                              0.00%           0.73%           0.00%         0.73%
LVIP Delaware Diversified Floating Rate Fund                         0.00%           0.94%           0.00%         0.94%

                                                                                                         Other
                                                                    Management         12b-1 Fees        Expenses
                                                                    Fees (before       (before any       (before any
                                                                    any waivers/       waivers/          waivers/
                                                                    reimburse-         reimburse-        reimburse-
                                                                    ments)         +   ments)        +   ments)        +
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(11)       0.75%             0.25%             0.16%
LVIP Delaware Growth and Income Fund                                    0.35%             0.35%             0.06%
LVIP Delaware Social Awareness Fund                                     0.39%             0.35%             0.08%
LVIP Delaware Special Opportunities Fund                                0.40%             0.35%             0.07%
LVIP Dimensional Non-U.S. Equity RPM Fund(12)                           0.25%             0.25%             0.25%
LVIP Dimensional U.S. Equity RPM Fund(12)                               0.25%             0.25%             0.14%
LVIP Dimensional/Vanguard Total Bond Fund(13)                           0.25%             0.25%             0.10%
LVIP Global Income Fund(14)                                             0.65%             0.25%             0.11%
LVIP JPMorgan High Yield Fund                                           0.65%             0.25%             0.10%
LVIP JPMorgan Mid Cap Value RPM Fund(15)                                1.05%             0.25%             0.17%
LVIP MFS International Growth Fund(16)                                  0.91%             0.25%             0.15%
LVIP MFS Value Fund                                                     0.63%             0.25%             0.06%
LVIP Mid-Cap Value Fund(17)                                             0.92%             0.25%             0.13%
LVIP Mondrian International Value Fund                                  0.75%             0.25%             0.08%
LVIP Money Market Fund                                                  0.37%             0.25%             0.06%
LVIP Protected Profile 2010 Fund(18)                                    0.25%             0.25%             0.29%
LVIP Protected Profile 2020 Fund(18)                                    0.25%             0.25%             0.11%
LVIP Protected Profile 2030 Fund(18)                                    0.25%             0.25%             0.11%
LVIP Protected Profile 2040 Fund(18)                                    0.25%             0.25%             0.15%
LVIP Protected Profile Conservative Fund(19)                            0.25%             0.25%             0.04%
LVIP Protected Profile Growth Fund(19)                                  0.25%             0.25%             0.02%
LVIP Protected Profile Moderate Fund(19)                                0.25%             0.25%             0.02%
LVIP SSgA Bond Index Fund(20)                                           0.40%             0.25%             0.09%
LVIP SSgA Conservative Index Allocation Fund(21)                        0.25%             0.25%             0.18%
LVIP SSgA Conservative Structured Allocation Fund(21)                   0.25%             0.25%             0.06%
LVIP SSgA Developed International 150 Fund(22)                          0.75%             0.25%             0.10%
LVIP SSgA Emerging Markets 100 Fund(23)                                 1.09%             0.25%             0.16%
LVIP SSgA Global Tactical Allocation RPM Fund(24)                       0.25%             0.25%             0.05%
LVIP SSgA International Index Fund(25)                                  0.40%             0.25%             0.14%
LVIP SSgA Large Cap 100 Fund(26)                                        0.52%             0.25%             0.06%
LVIP SSgA Moderate Index Allocation Fund(27)                            0.25%             0.25%             0.09%
LVIP SSgA Moderate Structured Allocation Fund(28)                       0.25%             0.25%             0.04%
LVIP SSgA Moderately Aggressive Index Allocation Fund(29)               0.25%             0.25%             0.09%
LVIP SSgA Moderately Aggressive Structured Allocation Fund(30)          0.25%             0.25%             0.04%
LVIP SSgA S&P 500 Index Fund                                            0.19%             0.25%             0.06%
LVIP SSgA Small-Cap Index Fund                                          0.32%             0.25%             0.09%
LVIP SSgA Small-Mid Cap 200 Fund(31)                                    0.69%             0.25%             0.08%
LVIP T. Rowe Price Growth Stock Fund                                    0.72%             0.25%             0.08%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                       0.73%             0.25%             0.09%
LVIP Templeton Growth RPM Fund                                          0.73%             0.25%             0.10%
LVIP UBS Large Cap Growth RPM Fund(32)                                  0.75%             0.25%             0.09%
LVIP Vanguard Domestic Equity ETF Fund(33)                              0.25%             0.25%             0.14%
LVIP Vanguard International Equity ETF Fund(34)                         0.25%             0.25%             0.21%



                                                                                                               Total
                                                                                   Total         Total         Expenses
                                                                                   Expenses      Contractual   (after
                                                                    Acquired       (before any   waivers/      Contractual
                                                                    Fund           waivers/      reimburse-    waivers/
                                                                    Fees and       reimburse-    ments         reimburse-
                                                                    Expenses   =   ments)        (if any)      ments)
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(11)     0.03%           1.19%          -0.18%       1.01%
LVIP Delaware Growth and Income Fund                                  0.00%           0.76%           0.00%       0.76%
LVIP Delaware Social Awareness Fund                                   0.00%           0.82%           0.00%       0.82%
LVIP Delaware Special Opportunities Fund                              0.00%           0.82%           0.00%       0.82%
LVIP Dimensional Non-U.S. Equity RPM Fund(12)                         0.46%           1.21%          -0.15%       1.06%
LVIP Dimensional U.S. Equity RPM Fund(12)                             0.25%           0.89%          -0.04%       0.85%
LVIP Dimensional/Vanguard Total Bond Fund(13)                         0.17%           0.77%          -0.05%       0.72%
LVIP Global Income Fund(14)                                           0.00%           1.01%          -0.05%       0.96%
LVIP JPMorgan High Yield Fund                                         0.00%           1.00%           0.00%       1.00%
LVIP JPMorgan Mid Cap Value RPM Fund(15)                              0.00%           1.47%          -0.09%       1.38%
LVIP MFS International Growth Fund(16)                                0.00%           1.31%          -0.10%       1.21%
LVIP MFS Value Fund                                                   0.00%           0.94%           0.00%       0.94%
LVIP Mid-Cap Value Fund(17)                                           0.00%           1.30%          -0.01%       1.29%
LVIP Mondrian International Value Fund                                0.00%           1.08%           0.00%       1.08%
LVIP Money Market Fund                                                0.00%           0.68%           0.00%       0.68%
LVIP Protected Profile 2010 Fund(18)                                  0.42%           1.21%          -0.24%       0.97%
LVIP Protected Profile 2020 Fund(18)                                  0.44%           1.05%          -0.06%       0.99%
LVIP Protected Profile 2030 Fund(18)                                  0.46%           1.07%          -0.06%       1.01%
LVIP Protected Profile 2040 Fund(18)                                  0.48%           1.13%          -0.10%       1.03%
LVIP Protected Profile Conservative Fund(19)                          0.48%           1.02%           0.00%       1.02%
LVIP Protected Profile Growth Fund(19)                                0.50%           1.02%           0.00%       1.02%
LVIP Protected Profile Moderate Fund(19)                              0.52%           1.04%           0.00%       1.04%
LVIP SSgA Bond Index Fund(20)                                         0.00%           0.74%          -0.11%       0.63%
LVIP SSgA Conservative Index Allocation Fund(21)                      0.36%           1.04%          -0.23%       0.81%
LVIP SSgA Conservative Structured Allocation Fund(21)                 0.37%           0.93%          -0.11%       0.82%
LVIP SSgA Developed International 150 Fund(22)                        0.00%           1.10%          -0.41%       0.69%
LVIP SSgA Emerging Markets 100 Fund(23)                               0.00%           1.50%          -0.74%       0.76%
LVIP SSgA Global Tactical Allocation RPM Fund(24)                     0.32%           0.87%           0.00%       0.87%
LVIP SSgA International Index Fund(25)                                0.00%           0.79%          -0.04%       0.75%
LVIP SSgA Large Cap 100 Fund(26)                                      0.00%           0.83%          -0.20%       0.63%
LVIP SSgA Moderate Index Allocation Fund(27)                          0.36%           0.95%          -0.14%       0.81%
LVIP SSgA Moderate Structured Allocation Fund(28)                     0.37%           0.91%          -0.10%       0.81%
LVIP SSgA Moderately Aggressive Index Allocation Fund(29)             0.34%           0.93%          -0.14%       0.79%
LVIP SSgA Moderately Aggressive Structured Allocation Fund(30)        0.39%           0.93%          -0.10%       0.83%
LVIP SSgA S&P 500 Index Fund                                          0.00%           0.50%           0.00%       0.50%
LVIP SSgA Small-Cap Index Fund                                        0.00%           0.66%           0.00%       0.66%
LVIP SSgA Small-Mid Cap 200 Fund(31)                                  0.00%           1.02%          -0.32%       0.70%
LVIP T. Rowe Price Growth Stock Fund                                  0.00%           1.05%           0.00%       1.05%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                     0.00%           1.07%           0.00%       1.07%
LVIP Templeton Growth RPM Fund                                        0.00%           1.08%           0.00%       1.08%
LVIP UBS Large Cap Growth RPM Fund(32)                                0.00%           1.09%          -0.11%       0.98%
LVIP Vanguard Domestic Equity ETF Fund(33)                            0.11%           0.75%          -0.09%       0.66%
LVIP Vanguard International Equity ETF Fund(34)                       0.19%           0.90%          -0.16%       0.74%

                                                                                                      Other
                                                                 Management         12b-1 Fees        Expenses
                                                                 Fees (before       (before any       (before any
                                                                 any waivers/       waivers/          waivers/
                                                                 reimburse-         reimburse-        reimburse-
                                                                 ments)         +   ments)        +   ments)        +
MFS (Reg. TM) VIT Growth Series                                      0.75%             0.25%             0.07%
MFS (Reg. TM) VIT Total Return Series(35)                            0.75%             0.25%             0.05%
MFS (Reg. TM) VIT Utilities Series                                   0.74%             0.25%             0.08%
Morgan Stanley UIF Growth Portfolio(36)                              0.50%             0.35%             0.38%
Oppenheimer Global Fund/VA Service Shares                            0.63%             0.25%             0.13%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(37)       0.74%             0.25%             0.11%



                                                                                                            Total
                                                                                Total         Total         Expenses
                                                                                Expenses      Contractual   (after
                                                                 Acquired       (before any   waivers/      Contractual
                                                                 Fund           waivers/      reimburse-    waivers/
                                                                 Fees and       reimburse-    ments         reimburse-
                                                                 Expenses   =   ments)        (if any)      ments)
MFS (Reg. TM) VIT Growth Series                                    0.00%           1.07%           0.00%       1.07%
MFS (Reg. TM) VIT Total Return Series(35)                          0.00%           1.05%          -0.03%       1.02%
MFS (Reg. TM) VIT Utilities Series                                 0.00%           1.07%           0.00%       1.07%
Morgan Stanley UIF Growth Portfolio(36)                            0.00%           1.23%           0.00%       1.23%
Oppenheimer Global Fund/VA Service Shares                          0.00%           1.01%           0.00%       1.01%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(37)     0.14%           1.24%          -0.14%       1.10%


(1) Other Expenses have been restated to reflect current fees.


(2) The Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2013 to April 30, 2014.

(3) Effective October 1, 2013 through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.57% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.28%). The agreement may be terminated with the consent of the fund's Board.

(4) For the period May 1, 2013 through April 30, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund's other expenses, to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 1.15%. This agreement may be terminated only upon the approval of the Fund's Board of Directors.

(5) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.29% of the average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(6) Other Expenses and AFFE are based on estimated amounts for the current fiscal year. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 1.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(7) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% on the first $250 million of average daily net assets of the fund; 0.10% on the next $500 million and 0.13% of average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2014.

(8) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(9) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% of the first $250 million of average net assets of the fund and 0.32% of the excess over $250 million of average daily nets assets of the fund. The agreement will continue at least through April 30, 2014.

(10) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% on the first $25 million of average daily net assets of the fund and 0.05% on the next $50 million of average daily net assets. The agreement will continue at least through April 30, 2014.

(11) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.98% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(12) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.60% of average daily net assets of the fund. This agreement will continue at least through April 30, 2014.

(13) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. This agreement will continue at least through April 30, 2014.

(14) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(15) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.09% on the first $60 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2014.

(16) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(17) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of the first $25 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2014.

(18) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(19) The AFFE has been restated to reflect the current expenses of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE.

(20) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% on the first $500 million of average daily net assets of the fund and 0.12% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2014.

(21) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(22) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.35% on the first $100 million of average daily net assets of the fund and 0.43% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(23) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% on the first $100 million of average daily net assets of the Fund and 0.76% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(24) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE.

(25) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.03% on the first $500 million of average daily net assets of the fund and 0.05% of average daily net assets of the fund in excess of $500 million. The agreement will continue at least through April 30, 2014.

(26) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.12% on the first $100 million of average daily net assets of the fund and 0.22% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(27) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(28) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(29) The AFFE has been restated to reflect the current expenses of the Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(30) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(31) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.29% on the first $100 million of average daily net assets of the fund and 0.39% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(32) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% on the first $100 million of average daily net assets of the Fund; and 0.10% on the next $100 million of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(33) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. LIA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2014.

(34) Other Expenses have been restated to reflect the current expenses of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. LIA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2014.

(35) MFS has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually in excess of $1 billion and 0.65% of the fund's average daily net assets in excess of $2.5 billion to $3 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such arrangement will continue until at least April 30, 2014.


(36) The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed (but including 12b-1 fee), will not exceed 1.10%. The fee waivers and/or expense reimbursements are expected to continue until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

(37) PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administration services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will be in effect through at least May 1, 2014 and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.



EXAMPLES


The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:




   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,082       $2,136       $3,177       $5,719


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,082       $2,136       $3,177       $5,719



The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:




   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,076       $2,152       $3,261       $6,182


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,076       $2,152       $3,261       $6,182



For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts, including Lincoln SmartIncomeSM Inflation. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.


Summary of Common Questions
What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts.


This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, will have more restrictive Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for sale. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Net Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.


Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.


How does the contract work? If we approve your application, we will send you a contract. When you make Net Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value . See Charges and Other Deductions.

A front-end load is determined based on each Gross Purchase Payment as it is received. The amount of the sales charge on any current Gross Purchase Payment may be reduced based on the assets accumulated under the terms of the contract. The sales charge ranges from 5.75% to 1.00%.

We will deduct any applicable premium tax from Gross Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.


See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.


Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.


For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.


What Gross Purchase Payments do I make, and how often? Subject to the minimum and maximum Gross Purchase Payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant under a Living Benefit rider. In addition, if you elect a Living Benefit rider, you may be subject to additional restrictions in terms of your ability to make Purchase Payments. For more information about these restrictions and limitations, please see The Contracts
- Purchase Payments section in this prospectus.

How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage) or, a minimum Annuity Payout (4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.


What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage
2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds? Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to more restrictive Investment Requirements. See The Contracts - Investment Requirements. All of the other terms and conditions of Lincoln Lifetime IncomeSM Advantage 2.0 continue to apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Gross Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Gross Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for sale.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial Gross Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is longer available for purchase.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage. As of July 16, 2012 (or later in some states), this rider is no longer available for purchase.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg.
TM) Advantage with the Guaranteed Income Benefit. Certain Living Benefit riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. See The Contracts - Living Benefit Riders
- i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds? i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit that provides a higher initial Guaranteed Income Benefit percentage and shorter minimum required Access Period if you adhere to more restrictive Investment Requirements. See The Contracts - Investment Requirements. All other terms and conditions of i4LIFE (Reg. TM) Advantage continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a Death Benefit and access to a Reserve Value from which Unscheduled Payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service
(IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendixes A and B to this prospectus provide more information about Accumulation Unit values.




Investment Results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.




The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.


Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)

On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.

Financial Statements

The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account

You decide the Subaccount(s) to which you allocate Net Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.



Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds


Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and Death Benefit and/or rider purchases (if any) are appropriate for you.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


We currently anticipate closing and replacing the following funds on or about May 17, 2013:
 o AllianceBernstein VPS Growth and Income Portfolio with LVIP SSgA S&P 500 Index Fund
 o AllianceBernstein VPS International Value Portfolio with LVIP Mondrian International Value Fund
 o American Century VP Inflation Protection Fund with LVIP BlackRock Inflation Protected Bond Fund
 o Fidelity VIP Overseas Portfolio with LVIP SSgA International Index Fund
 o FTVIPT Franklin Small-Mid Cap Growth Securities Fund with LVIP SSgA Small-Cap Index Fund
 o MFS (Reg. TM) VIT Total Return Series with LVIP SSgA Moderate Structured Allocation Fund



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 21, 2012.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.



American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return using a strategy that seeks to protect against U.S. inflation.

     This fund is not available in contracts issued on or after November 15, 2010.



American Funds Insurance Series (Reg. TM), advised by Capital Research and
    Management Company


  o Global Growth Fund: Long-term growth of capital.


  o Global Small Capitalization Fund: Long-term capital growth.

  o Growth Fund: Capital growth.


  o Growth-Income Fund: Long-term growth of capital and income.

  o International Fund: Long-term growth of capital.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series: Maximum long-term total return consistent with reasonable risk.


  o Emerging Markets Series: Long-term capital appreciation.


  o High Yield Series: Total return and, as a secondary objective, high current income.

     This fund is not available in contracts issued on or after November 15, 2010.


  o Limited-Term Diversified Income Series: Maximum total return, consistent with reasonable risk.

  o REIT Series: Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series: Capital appreciation.

  o Smid Cap Growth Series: Long-term capital appreciation.


  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Long-term capital appreciation.

DWS Variable Series II, advised by Deutsche Investment Management Americas Inc.
    and sub-advised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR Co., Inc.


  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.


  o Growth Portfolio: To achieve capital appreciation.


  o Mid Cap Portfolio: Long-term growth of capital.

  o Overseas Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.


  o Franklin Income Securities Fund: To maximize income while maintaining prospects for capital appreciation.


  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth. This fund is not available in contracts issued on or after May 23, 2011.


  o Mutual Shares Securities Fund: Capital appreciation; income is a secondary consideration.

  o Templeton Global Bond Securities Fund: High current income consistent with preservation of capital; capital appreciation is a secondary objective. This fund is not available in contracts issued on or after June 30, 2009.



Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset
    Management, L.P.

  o Goldman Sachs VIT Large Cap Value Fund: Long-term capital appreciation


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Sub-advised by BAMCO, Inc.)

  o LVIP BlackRock Emerging Markets RPM Fund: To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
     (Sub-advised by BlackRock Investment Management, LLC)
     (formerly LVIP BlackRock Emerging Markets Index RPM Fund)

  o LVIP BlackRock Equity Dividend RPM Fund: Reasonable income by investing primarily in income-producing equity securities.
     (Sub-advised by BlackRock Investment Management, LLC)
     (formerly LVIP Wells Fargo Intrinsic Value Fund)

  o LVIP BlackRock Inflation Protected Bond Fund: To maximize real return, consistent with preservation of real capital and prudent investment management.
     (Sub-advised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund: Capital growth.
     (Sub-advised by Wellington Management)

  o LVIP Clarion Global Real Estate Fund: Total return through a combination of current income and long-term capital appreciation.
    (Sub-advised by CBRE Clarion Securities LLC)
     (formerly LVIP Cohen & Steers Global Real Estate Fund)

  o LVIP Columbia Small-Mid Cap Growth RPM Fund: Long-term capital appreciation.
     (Sub-advised by Columbia Management Investment Advisors, LLC) (formerly LVIP Turner Mid-Cap Growth Fund)

  o LVIP Delaware Bond Fund: Maximum current income (yield) consistent with a prudent investment strategy.
     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund: Total return.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.

     (Sub-advised by Delaware Management Company)*

     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Delaware Growth and Income Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

     This fund is not available in contracts issued on or after May 23, 2011.


  o LVIP Delaware Social Awareness Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Dimensional Non-U.S. Equity RPM Fund: Long-term capital appreciation; a fund of funds.
     (formerly LVIP Dimensional Non-U.S. Equity Fund)

  o LVIP Dimensional U.S. Equity RPM Fund: Long-term capital appreciation; a fund of funds.
     (formerly LVIP Dimensional U.S. Equity Fund)

  o LVIP Dimensional/Vanguard Total Bond Fund: Total return consistent with the preservation of capital.


  o LVIP Global Income Fund: Current income consistent with preservation of capital.

     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP JPMorgan High Yield Fund: A high level of current income; capital appreciation is the secondary objective.
     (Sub-advised by J.P. Morgan Investment Management, Inc.)
     (formerly LVIP J.P. Morgan High Yield Fund)

  o LVIP JPMorgan Mid Cap Value RPM Fund: Long-term capital appreciation. (Sub-advised by J.P. Morgan Investment Management, Inc.)
     (formerly LVIP Columbia Value Opportunities Funds)

  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Sub-advised by Massachusetts Financial Services Company)

  o LVIP MFS Value Fund: Capital appreciation.
     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Sub-advised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

     (Sub-advised by Delaware Management Company)*

  o LVIP SSgA Bond Index Fund: To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Conservative Index Allocation Fund: A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Developed International 150 Fund: To maximize long-term capital appreciation; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation RPM Fund: Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Fund Management, Inc.)
     (formerly LVIP SSgA Global Tactical Allocation Fund)

  o LVIP SSgA International Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: To maximize long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Moderate Index Allocation Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA S&P 500 Index Fund: To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.**
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index*, which emphasizes stocks of small U.S. companies.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Mid Cap 200 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund: Long-term capital growth. (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: To maximize capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth RPM Fund: Long-term capital growth.
     (Sub-advised by Templeton Investment Counsel, LLC)
     (formerly LVIP Templeton Growth Fund)

  o LVIP UBS Large Cap Growth RPM Fund: Long-term growth of capital in a manner consistent with the preservation of capital.
     (Sub-advised by UBS Global Asset Management (Americas) Inc.)
     (formerly LVIP Janus Capital Appreciation Fund)

  o LVIP Vanguard Domestic Equity ETF Fund: Long-term capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund: Long-term capital appreciation; a fund of funds.

  o LVIP Protected Profile 2010 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2020 Fund: Tot The highest total return over time with an increased emphasis on capital preservation as the target date approaches s; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2030 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2040 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile Conservative Fund: A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Protected Profile Growth Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Protected Profile Moderate Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds



Lord Abbett Series Fund, Inc., advised by Lord, Abbett & Co. LLC


  o Lord Abbett Fundamental Equity Portfolio: Long-term growth of capital and income without excessive fluctuations in market value.

     This fund is not available in contracts issued on or after October 31, 2011.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.
     This fund is not available in contracts issued on or after May 23, 2011.

  o Utilities Series: Total return.


Oppenheimer Variable Account Funds, advised by Oppenheimer Funds, Inc.


  o Oppenheimer Global Fund/VA: Capital appreciation.
     (formerly Oppenheimer Global Securities Fund/VA)

     This fund is not available in contracts issued on or after October 31, 2011.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio: Maximum real return.


The Universal Institutional Funds, Inc., advised by Morgan Stanley Investment
    Management Inc.


  o Morgan Stanley UIF Growth Portfolio: Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

     This fund is not available in contracts issued on or after October 31, 2011.

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


Fund Shares


We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.


When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.


The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.



Reinvestment of Dividends and Capital Gain Distributions


All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.



Addition, Deletion or Substitution of Investments


We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:

 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;

 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.


We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.




Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;

 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);

 o maintaining records;

 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and

 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.


The risks we assume include:

 o the risk that Annuitants receiving Annuity Payouts, including Lincoln SmartIncomeSM Inflation payouts, live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will exceed the Contract Value;
 o the risk that Death Benefits paid will exceed the actual Contract Value;

 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Deductions from the VAA



For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:





                                                 Guarantee of    Enhanced Guaranteed
                               Account Value   Principal Death      Minimum Death     Estate Enhancement
                               Death Benefit       Benefit         Benefit (EGMDB)      Benefit (EEB)
                              --------------- ----------------- -------------------- -------------------
      Mortality and expense
  risk charge................     0.65%            0.70%               0.95%                1.15%
      Administrative charge...    0.10%            0.10%               0.10%                0.10%
                                   ----             ----                ----                ----
      Total annual charge for
  each Subaccount............     0.75%            0.80%               1.05%                1.25%


*For contracts purchased prior to November 15, 2010, the total annual charges are: EEB 1.10%; EGMDB 0.90%; Guarantee of Principal 0.75%; Account Value 0.65%.


Sales Charge


A front-end load, or sales charge, will be applied to all initial and subsequent Gross Purchase Payments that you make. We deduct the sales charge from each Gross Purchase Payment before it is allocated to a Subaccount and/or fixed account. The sales charge is a percentage of each Gross Purchase Payment and is based on the owner's investment amount at the time each Gross Purchase Payment is made.



For contracts purchased on or after February 8, 2010, the sales charge is calculated according to the following scale:



Owner's Investment               Sales Charge
------------------------------- -------------
      $0 - $49,999 .                5.50%
      $50,000 - $99,999 .           4.50%
      $100,000 - $249,999 .         3.50%
      $250,000 - $499,999 .         2.50%
      $500,000 - $999,999 .         2.00%
      $1,000,000 or greater .       1.00%

For contracts purchased prior to February 8, 2010, the sales charge is calculated according to the following scale:



Owner's Investment               Sales Charge
------------------------------- -------------
      Under $25,000 .               5.75%
      $25,000 - $49,999 .           5.00%
      $50,000 - $99,999 .           4.50%
      $100,000 - $249,999 .         3.50%
      $250,000 - $499,999 .         2.50%
      $500,000 - $749,999 .         2.00%
      $750,000 - $999,999 .         1.50%
      $1,000,000 or greater .       1.00%

For contracts purchased on or after November 9, 2009, the owner's investment is defined, in accordance with our procedures, as the sum of:


1. the current Gross Purchase Payment and,


2. if making an addition to an existing contract, the higher of:


     a. the existing Contract Value, or;

     b. the sum of all previous Gross Purchase Payments made into the existing contract less any withdrawals.

No sales charges will be applied on contracts issued to Selling Group
  Individuals, if applicable, in your state.


For contracts purchased prior to November 9, 2009, the owner's investment is defined, in accordance with our procedures, as the sum of:


a) The Contract Values for any individual Lincoln annuity contracts owned by an eligible owner (defined below)


b) the amount (in dollars) of an eligible owner's investment in retail mutual funds (excluding those assets in fee based or advisory accounts) from the fund families that also offer investment options in this variable annuity contract


c) the amount of the current Gross Purchase Payment you are making into this contract.

An eligible owner includes you as the Contractowner of your Lincoln ChoicePlus AssuranceSM (A Class) contract and any joint owner you have named on your annuity contract. Annuity contracts and mutual funds owned by any non-natural owner are included if the Contractowner's or joint owner's social security number is listed on the annuity contract or brokerage account.


In addition:

 o This program is only available if your broker's firm has an agreement with Lincoln Life in which the broker-dealer firm agrees to provide Lincoln Life with the amount of the owner's investment based on the mutual funds and annuity contracts in your account at the brokerage firm. Contract Values or Account Values which are not recorded with your broker's firm will not be included in the owner's investment calculation;
 o If your broker's firm does not have this agreement in place or, if the firm has an agreement, but does not provide Lincoln Life with the owner's investment, only the Gross Purchase Payment and Contract Value, if any, in this particular Lincoln ChoicePlus AssuranceSM (A Class) contract will be considered in the sales charge calculation; and

 o The amount of the owner's investment, if any, should be specified in the application when you purchase a contract. Your broker will inform you if the broker-dealer has an agreement in place and if the broker-dealer is willing to provide the amount of the owner's investment. Check with your broker if you have questions regarding the dollar amount of your owner's investment calculation.


If you intend to make additional Purchase Payments within thirteen months from the date you purchase the contract, you might be able to lower the sales charge you pay by indicating in a Letter of Intent, the total amount of Purchase Payments you intend to make in the thirteen months from the date you purchase your contract. On the date you purchase your contract, we will deduct a sales charge based on the total amount you plan to invest over the following thirteen months (rather than on the amount of the actual Purchase Payment), if that sales charge is less than the sales charge based on your initial Purchase Payment. For example, if your initial Purchase Payment is $90,000, and you have submitted a Letter of Intent that indicates your intent to invest an additional $10,000 during the next thirteen months (for total Purchase Payments equal to $100,000), the sales charge will be calculated based on the assumed $100,000 investment (which qualifies for a sales charge of 3.50%) instead of your actual initial Purchase Payment of $90,000 (which qualifies for a sales charge of 4.50%). When you purchase your contract, a sales charge of 3.50% will be applied against your $90,000 initial Purchase Payment, and once you make the $10,000 additional Purchase Payment as indicated in your Letter of Intent, another 3.50% sales charge will be applied against the $10,000 Purchase Payment. If you do not make the amount of Purchase Payments stated in the Letter of Intent during the thirteen month period, we will recalculate the sales charge based on the actual amount of Purchase Payments we received in the thirteen month period. If you owe us additional money, we will deduct this amount proportionately from the fixed account and each Subaccount of your Contract Value by the tenth business day of the fourteenth month from the initial Purchase Payment. If you make a subsequent Purchase Payments into this contract, we may also accept a Letter of Intent for another thirteen month period. We reserve the right to discontinue this option at any time after providing notice to you.



Account Fee


During the accumulation period, we will deduct an account fee of $20 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $20 account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $50,000 on the contract anniversary. There is no account fee on contracts issued to Selling Group Individuals.



Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option. There is no additional charge for Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.


The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Gross Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.


The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent Gross Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on or after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For Riders purchased on or after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Gross Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.


An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.


Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Gross Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.


If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

As of December 31, 2010 (or later in certain states), this rider is no longer available for purchase.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:


1) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1
   Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or

3) 1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase.

The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Gross Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Gross Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.


Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.


As of July 16, 2012 (or later in some states), this rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective (or your initial Purchase Payment if i4LIFE (Reg.
TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals. i4LIFE (Reg. TM) Advantage provides Regular Income Payments for your life, subject to certain conditions, during two time periods: the Access Period and the Lifetime Income Period. During the Access Period, you have access to your Account Value. You select when the Access Period begins and ends at the time you elect i4LIFE (Reg. TM) Advantage. The Lifetime Income Period begins immediately after the Access Period ends. The Lifetime Income Period ends when you die (or upon the death of a Secondary Life, if any).

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.15% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.20% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.45% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.15%. This charge consists of a mortality and expense risk charge, and an administrative charge. These charges replace the Separate Account Annual Expenses for the base contract. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 pay different charges for i4LIFE (Reg. TM) Advantage. If i4LIFE (Reg. TM) Advantage is elected at the time the contract is issued, i4LIFE (Reg. TM) Advantage will become effective as of the contract's effective date, and we will begin deducting the charge at that time. If i4LIFE (Reg. TM) is elected at any point after the contract has been issued, i4LIFE (Reg. TM) Advantage will become effective as of the next Valuation Date after we receive a completed election form in Good Order at our Home Office. We will begin deducting the charge at that time. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.


i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3)

(single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.80% (1.65% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.85% (1.70% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.10% (1.95% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.00% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.05% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.30% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds over and above the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4).


The Guaranteed Income Benefit percentage charge will not change until there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 .. Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4). If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 , the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version
4) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 for a description of the Income Base. The total annual Subaccount charges of 1.05% for the EGMDB, 0.80% for the Guarantee of Principal Death Benefit and 0.75% for the Account Value Death Benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 .

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 will not change until there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (version 4) and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the Contractowner is 65 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base.






1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (version 4) ($125,000 * 1.05%
 current charge for Lincoln Lifetime IncomeSM Advantage 2.0) (charge is assessed against the Income Base since it is
 larger than the Account Value)...........................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,066
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000


The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.





1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).........  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)...............  $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(version 4) ($1,312.50 * ($5,175/$5,000))
 Prior charge * [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income   $1,358.44
  Benefit]  .


If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)


Continuing the above example:




1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit          $1,358.44
  (version 4)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)................  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .                $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from 1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
($1,358.44 * ($5,550/$5,175) *
 (1.15%/1.05%))...........................................................................  $1,595.63


The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any Excess Withdrawals. Future step-ups as described in the rider would continue.


After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.80% for the i4LIFE (Reg. TM) Account Value Death Benefit; 1.85% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.10% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.


After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.


After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.65% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.70% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.95% for the i4LIFE (Reg. TM) Advantage EGMDB.


Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Deductions for Premium Taxes


Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.


The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the Interest Adjustment. See Fixed Side of the Contract.


The mortality and expense risk and administrative charge of 0.75% of the Contract Value (0.60% of the Contract Value on all contracts purchased prior to November 15, 2010) will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectus for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge

(as a percentage of the Unscheduled Payment)*



                                 Rider Year
                   --------------------------------------
                     1    2    3    4    5    6    7   8
                   ---- ---- ---- ---- ---- ---- ---- ---
  Charge.......... 7%   7%   7%   6%   5%   4%   3%   0%

* A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.



Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.



Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,

 o sales to Selling Group Individuals,

 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.

When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Gross Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Gross Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Gross Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Gross Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Gross Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Gross Purchase Payment within two business days.

Who Can Invest


To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.


Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or new sales charges may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments


You may make Gross Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $1,500. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant under a Living Benefit rider. If you elect a Living Benefit rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit Purchase Payments made to the contract.

If you elect a Living Benefit rider (other than i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, no additional Purchase Payments can be made. This means that you will be limited in your ability to build your Contract Value and/or increase the amount of any guaranteed benefit under a Living Benefit rider by making additional Purchase Payments to the contract.

You should carefully consider these limitations, and any other limitations of the contract, and how they may impact your long-term investment plans, especially if you intend to build Contract Value by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit rider.

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Valuation Date


Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.



Allocation of Purchase Payments


Net Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Net Purchase Payments in the fixed account, if available.

The minimum amount of any Net Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Net Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.

If we receive your Gross Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your Gross Purchase Payment. If we receive your Gross Purchase Payment in Good Order at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Gross Purchase Payment to your registered representative, we will generally not begin processing the Gross Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Gross Purchase Payment to us through the Depository Trust and Clearing Corporation
(DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Gross Purchase Payment to us, and your Gross Purchase Payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Gross Purchase Payment. If your Gross Purchase Payment was placed with your broker-dealer at or after 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.



Valuation of Accumulation Units


Net Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Net Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1. The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2. The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers On or Before the Annuity Commencement Date


After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg.
TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.


The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.

A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the end of the Valuation Date (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.

If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:

 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.


Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.


Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.



Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.



Market Timing


Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.


Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date


You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.


These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership


The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.

As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefit or Living Benefits in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant [unless you are a tax-exempt entity, then you can name two joint Annuitants]. You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or Living Benefits. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.



Surrenders and Withdrawals


Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.

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Additional Services


These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment.

The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. As of May 1, 2010, this service is no longer available unless the Contractowner had enrolled in this service prior to this date. You specifiy the applicable Subaccounts, the baseline amount and the interval period.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable account Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.


Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models


The asset allocation models discussed below are no longer available.

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will deduct any withdrawals you make from the Subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.


Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.


In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.


The models are as follows:

 o The Lincoln SSgA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in three equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
   This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   70% in three equity Subaccounts and 30% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in seven equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.


 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in seven equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.

 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in seven equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.


Your registered representative will have more information on the specific investments of each model.


Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.





                                               % of Contract Value
                                              --------------------
      FTVIPT Franklin Income Securities......         34%
      FTVIPT Mutual Shares Securities........         33%
      LVIP Templeton Growth Fund.............         33%


Death Benefit


The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.





 UPON DEATH OF:    AND...
Contractowner     There is a surviving joint owner
 Contractowner     There is no surviving joint owner
Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living
Annuitant         The Contractowner is living
 Annuitant**       The Contractowner is a trust or
                  other non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    joint owner
 Contractowner     The Annuitant is living or deceased    designated Beneficiary
Contractowner     The Annuitant is living or deceased    Contractowner's estate
 Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues
 Annuitant**       No contingent Annuitant allowed        designated Beneficiary
                  with non-natural Contractowner




* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.



** Death of Annuitant is treated like death of the Contractowner.

If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.

Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.

Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage).

For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all purchase payments is reduced by the sum of all withdrawals. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (an Interest Adjustment for example) and premium taxes, if any.

The Guarantee of Principal Death Benefit may be discontinued by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will deduct the daily charge for the Account Value Death Benefit as of the effective date of the change. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Gross Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Gross Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.

The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will deduct the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.

Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Gross Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Gross Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or
 o the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:

  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.


Contract earnings equal:

 o the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Gross Purchase Payments on that date); minus
 o each Gross Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus

 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where


     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.


The covered earnings limit equals 200% of:

 o the Contract Value as of the effective date of this rider (determined before the allocation of any Gross Purchase Payments on that date); plus
 o each Gross Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus

 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where


     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The EEB rider may not be available in all states. Please check with your registered investment representative regarding availability of this rider. The EEB rider can only be elected at the time the contract is purchased.

The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.



General Death Benefit Information


Only one of these Death Benefits may be in effect at any one time. This benefit terminates if you elect i4LIFE (Reg. TM) Advantage (which provides a Death Benefit) or if you elect an annuitization option.

If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity. Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the date the surviving spouse elects to continue will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.

If the EEB rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, and the Death Benefit in effect at the time the Beneficiary elected to continue the contract is the EEB rider Death Benefit, the Death Benefit for the continued contract will be the EGMDB Death Benefit for a total annual charge of 1.05% of the average daily net assets in the Subaccounts. If your contract was purchased before November 15, 2010, the total annual charge is 0.90% of the average daily net assets in the Subaccounts. If your contract was purchased before June 6, 2005, the total annual charge is 0.72% of the average daily net assets in the Subaccounts, depending on state approval.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:


1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit has elected a lump sum settlement and the Death Benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to by the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



Investment Requirements


If you purchase a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.

If you elect a Living Benefit rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds employ investment strategies that are intended to provide downside protection and manage volatility. These funds are included under the Investment Requirements, in part, to reduce the risk of investment losses that would require us to use our own assets to make guaranteed payments under the Living Benefit riders that are offered under the contract. Our financial interest in reducing loss and the volatility of overall contract values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of contractowners. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.




 IF YOU ELECT...                                                    AND THE DATE OF ELECTION IS...
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected     On or after May 21, 2012
Funds
Lincoln Lifetime IncomeSM Advantage 2.0 Protected                  On or after May 21, 2012
Funds

Lincoln Lifetime IncomeSM Advantage 2.0                            On or after November 15, 2010
 Lincoln Lifetime IncomeSM Advantage                                February 19, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
Lincoln SmartSecurity (Reg. TM) Advantage                          Prior to April 10, 2006
                                                                   April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
 4LATER (Reg. TM) Advantage                                         April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    Prior to April 10, 2006
                                                                   On or after April 10, 2006
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    October 6, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    On or after November 15, 2010



                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                   INVESTMENT REQUIREMENTS
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected     Option 3 for Protected
Funds                                                              Funds riders
Lincoln Lifetime IncomeSM Advantage 2.0 Protected                  Option 3 for Protected
Funds                                                              Funds riders

Lincoln Lifetime IncomeSM Advantage 2.0                            Option 3
 Lincoln Lifetime IncomeSM Advantage                                Option 2
                                                                   Option 3
Lincoln SmartSecurity (Reg. TM) Advantage                          N/A
                                                                   Option 1
                                                                   Option 3
 4LATER (Reg. TM) Advantage                                         Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    N/A
                                                                   Option 1
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    Option 2
                                                                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    Option 3


Investment Requirements - Option 1


No more than 35% of your Contract Value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following Subaccounts ("Limited Subaccounts") (Note: not all Subaccounts are available with all contracts):

 o AllianceBernstein VPS Global Thematic Growth Portfolio
 o AllianceBernstein VPS International Value Portfolio
 o AllianceBernstein VPS Small/Mid Cap Value Portfolio
 o American Funds Global Growth Fund
 o American Funds Global Small Capitalization Fund
 o American Funds International Fund
 o Delaware VIP (Reg. TM) Emerging Markets Series
 o Delaware VIP (Reg. TM) High Yield Series
 o Delaware VIP (Reg. TM) REIT Series o Delaware VIP (Reg. TM) Small Cap Value Series
 o Delaware VIP (Reg. TM) Smid Cap Growth Series
 o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
 o Fidelity (Reg. TM) VIP Overseas Portfolio
 o FTVIPT Franklin Income Securities Fund
 o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
 o FTVIPT Mutual Shares Securities Fund
 o Lord Abbett Fundamental Equity Portfolio
 o LVIP Baron Growth Opportunities Fund

 o LVIP BlackRock Emerging Markets RPM Fund
 o LVIP Clarion Global Real Estate Fund
 o LVIP Columbia Small-Mid Cap Growth RPM Fund
 o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund
 o LVIP Delaware Special Opportunities Fund
 o LVIP JPMorgan High Yield Fund
 o LVIP JPMorgan Mid Cap Value RPM Fund
 o LVIP MFS International Growth Fund
 o LVIP Mid-Cap Value Fund
 o LVIP Mondrian International Value Fund
 o LVIP SSgA Developed International 150 Fund o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA International Index Fund
 o LVIP SSgA Small-Cap Index Fund
 o LVIP SSgA Small-Mid Cap 200 Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 o LVIP Templeton Growth RPM Fund
 o LVIP Vanguard International Equity ETF Fund
 o LVIP Protected Profile 2040 Fund
 o MFS (Reg. TM) VIT Growth Series
 o MFS (Reg. TM) VIT Utilities Series
 o Oppenheimer Global Fund/VA Service Shares

All other variable Subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation VIP Portfolio and PIMCO VIT Commodity Real Return Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.

You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move Subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.


At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;


2. submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or


3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2


You can select the percentages of Contract Value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements, then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.


At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;


2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009.

4. for Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the Subaccount groups are as follows:






                                                                          Group 2
                                                                          Investments cannot exceed 75% of Contract Value or
Group 1                                                                   Account Value (if
Investments must be at least 25% of Contract Value or Account Value (if   i4LIFE (Reg. TM) Advantage with Guaranteed Income
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)   Benefit is in effect) ----------------------------
------------------------------------------------------------------------- ----------------------
American Century VP Inflation Protection Fund                             All other investment options except as discussed
                                                                          below.
Delaware VIP (Reg. TM) Diversified Income Series
Delaware VIP (Reg. TM) High Yield Series
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
FTVIPT Templeton Global Bond Securities Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund





Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)
-------------------------------------------------------------------------
Delaware VIP (Reg. TM) REIT Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets RPM Fund
LVIP SSgA Emerging Markets 100 Fund



To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

o American Century VP Inflation Protection Fund
o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) High Yield Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o FTVIPT Franklin Income Securities Fund
o FTVIPT Templeton Global Bond Securities Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund

o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o LVIP Protected Profile 2010 Fund
o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile 2030 Fund
o LVIP Protected Profile 2040 Fund
o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o MFS (Reg. TM) VIT Total Return Series

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 Subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Protected Profile Moderate Fund, the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the FTVIPT Franklin Income Securities Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.



Investment Requirements - Option 3


If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, you must allocate your Contract Value among one or more of the Subaccounts listed in the Investment Requirements for Protected Funds Riders section below. If you elect any other Living Benefit rider, you must allocate your Contract Value among one or more of the Subaccounts listed in the Investment Requirements for other Living Benefit Riders section below. For all Living Benefit riders, you can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg.
TM) Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or


2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

Option 3 - Investment Requirements for Protected Funds Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, you must allocate your Contract Value among one or more of the following Subaccounts only.






                                                                                  Group 2
                                                                                  Investments cannot exceed 70% of Contract
                                                                                  Value or Account Value (if
Group 1                                                                           i4LIFE (Reg. TM) Advantage with Guaranteed
Investments must be at least 30% of Contract Value or Account Value (if           Income Benefit Protected Funds is in
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Protected Funds is in   effect)
effect)                                                                                                             ------------
--------------------------------------------------------------------------------- ----------------------------------
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series                     LVIP BlackRock Equity Dividend RPM Fund
Delaware VIP (Reg. TM) Diversified Income Series                                  LVIP Columbia Small-Mid Cap Growth RPM Fund
LVIP BlackRock Inflation Protected Bond Fund                                      LVIP Dimensional Non-U.S. Equity RPM Fund
LVIP Delaware Bond Fund                                                           LVIP Dimensional U.S. Equity RPM Fund
LVIP Delaware Diversified Floating Rate Fund                                      LVIP JPMorgan Mid Cap Value RPM Fund
LVIP Dimensional / Vanguard Total Bond Fund                                       LVIP Protected Profile Conservative Fund
LVIP SSgA Bond Index Fund                                                         LVIP Protected Profile Growth Fund
                                                                                  LVIP Protected Profile Moderate Fund
                                                                                  LVIP SSgA Global Tactical Allocation RPM Fund
                                                                                  LVIP Templeton Growth RPM Fund
                                                                                  LVIP UBS Large Cap Growth RPM Fund







Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Protected Funds is in effect)
--------------------------------------------------------------------------------
LVIP BlackRock Emerging Markets RPM Fund



As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds listed below. If you allocate less than 100% of Contract Value or Account Value to or among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions*. Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions.

o  Delaware VIP (Reg. TM) Limited-Term Diversified Income Series*
o  Delaware VIP (Reg. TM) Diversified Income Series*
o  LVIP BlackRock Inflation Protected Bond Fund*
o  LVIP Delaware Bond Fund*
o  LVIP Delaware Diversified Floating Rate Fund*
o  LVIP Dimensional / Vanguard Total Bond Fund*

o  LVIP Protected Profile Conservative Fund
o  LVIP Protected Profile Growth Fund
o  LVIP Protected Profile Moderate Fund
o  LVIP SSgA Bond Index Fund*
o  LVIP SSgA Global Tactical Allocation RPM Fund




Option 3 - Investment Requirements for other Living Benefit Riders. If you elect a Living Benefit rider other than Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, you must allocate your Contract Value among one or more of the following Subaccounts only.

                                                                              Group 2
                                                                              Investments cannot exceed 70% of Contract Value
Group 1                                                                       or Account Value (if
Investments must be at least 30% of Contract Value or Account Value (if       i4LIFE (Reg. TM)Advantage with the Guaranteed
i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is in effect)   Income Benefit is in effect) -----------------
----------------------------------------------------------------------------- -----------------------------
American Century VP Inflation Protection Fund                                 All other funds except as described below.
Delaware VIP (Reg. TM) Diversified Income Series
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
FTVIPT Templeton Global Bond Securities Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund





Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is in effect)
-----------------------------------------------------------------------------
AllianceBernstein VPS Global Thematic Growth Portfolio
Delaware VIP (Reg. TM) Emerging Markets Series
Delaware VIP (Reg. TM) REIT Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets RPM Fund
LVIP Clarion Global Real Estate Fund
LVIP SSgA Emerging Markets 100 Fund
MFS (Reg. TM) VIT Utilities Series



To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds listed below, as an alternative. If you allocate less than 100% of Contract Value or Account Value under i4LIFE (Reg. TM) Advantage to or among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions.* Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, the Franklin Templeton Founding Investment Strategy and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

o American Century VP Inflation Protection Fund*
o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series*
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series*
o FTVIPT Templeton Global Bond Securities Fund*
o LVIP BlackRock Inflation Protected Bond Fund*
o LVIP Delaware Bond Fund*
o LVIP Delaware Diversified Floating Rate Fund*
o LVIP Dimensional/Vanguard Total Bond Fund*
o LVIP Global Income Fund*
o LVIP SSgA Bond Index Fund*
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund

o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o LVIP Protected Profile 2010 Fund
o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o MFS (Reg. TM) VIT Total Return Series

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.



Living Benefit Riders


The optional Living Benefit riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at any one time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.


Lincoln Lifetime IncomeSM Advantage 2.0


Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:

 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;

 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

 o An optional feature, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, if elected, that provides a higher Guaranteed Annual Income percentage if you adhere to additional Investment Requirements.


All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds except as noted.


Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0, the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option). The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.


Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. These options are discussed below in detail.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider and any other Living Benefit rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or Lincoln SmartIncomeSM Inflation, which are Annuity Payout options. You must wait at least 12 months after terminating your Living Benefit rider or any other Living Benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage and Annuity Payouts - Lincoln SmartIncomeSM Inflation for more information. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 available to new purchasers.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds as there would be no additional benefit to you.

If you are an existing Contractowner and have elected a Living Benefit rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you must first terminate your existing Living Benefit rider, subject to the termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. For further information on termination rules, see the "Termination" section associated with your Living Benefit rider. In all cases, by terminating your existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be subject to additional Investment Requirements over and above those for Lincoln Lifetime IncomeSM Advantage 2.0, as set forth in the Investment Requirements section of this prospectus. In addition, the fixed account is not available for either option except for use with dollar cost averaging. See Investment Requirements for more information.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.


Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum

Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage 2.0 will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.


Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.


Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage 2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.



The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals ):


Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.


You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.


If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.


Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.


If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage
2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):




                                                                                           Potential
                                              Contract    Income Base with                 for Charge
                                               Value       5% Enhancement    Income Base   to Change
                                           ------------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .     $  47,750*         N/A            $50,000        N/A
      1st Benefit Year Anniversary........   $  54,000         $52,500         $54,000        Yes
      2nd Benefit Year Anniversary........   $  53,900         $56,700         $56,700        No
      3rd Benefit Year Anniversary........   $  56,000         $59,535         $59,535        No
      4th Benefit Year Anniversary........   $  64,000         $62,512         $64,000        Yes


*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.


The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds at age 60 (single life option), your Guaranteed Annual Income percentage is 4%. If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds





                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0






                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%
         70+                      5.00%                       70+                        4.50%




Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds





 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%

                          Lincoln Lifetime IncomeSM Advantage 2.0






 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%



*If joint life option is in effect, the younger of you and your spouse's age applies.

Guaranteed Annual Income Percentage by Ages for rider elections on or after May
                    21, 2012 but prior to December 3, 2012:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds





                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0






                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%




Guaranteed Annual Income Percentages by Ages for rider elections prior to May
                                   21, 2012:


                    Lincoln Lifetime IncomeSM Advantage 2.0





                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%




If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds) on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:

    Contract value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200



Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).


5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.


Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the youngest of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the youngest of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013). You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, in South Dakota have the option to increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. If a withdrawal has been taken since the rider's effective date, the terminal illness enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the younger of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20,
2013). You may request the terminal illness enhancement by filling out a request form provided by us. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).


When an Excess Withdrawal occurs:


   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and


   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).


We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.


Prior to Excess Withdrawal:

Contract Value = $60,000

Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):

The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)

Income Base = $85,000

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


The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)

Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:


Contract Value = $43,000

Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)


In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;


     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.


Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.


Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);

 o upon the death under the single life option or the death of the surviving spouse under the joint life option;

 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;

 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale as long as the election occurs prior to the Annuity Commencement Date. Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) joint life option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract Death Benefit option. The charge is calculated based upon the greater of the value of the Income Base or Contract Value as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
   a) Contract Value $80,000
   b) Sum of Purchase Payments $100,000
     c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the

     Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.



Lincoln Lifetime IncomeSM Advantage


The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or Contract Value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional purchase payments are allowed if the Contract Value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase as of December 31, 2010.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse's) death.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the



66
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effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.



Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:





    Initial Purchase Payment...................    $100,000
    Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
    Additional Purchase Payment in Year 3......    $ 50,000   Charge will be the then current charge
    Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the then current charge


Each withdrawal reduces the Guaranteed Amount as discussed below.


Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments , Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment . Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount :


Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the Contract Value limits the 5% Enhancement as follows:


   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following

     Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 591/2 or older or the Contractowner and spouse (joint life option) are age 65 or older.

   b. If the Contractowner/Annuitant (single life option) is under age 591/2 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.


An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.


If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and


   b. the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life):





                                                                       Potential for   Length of 5%
                                              Contract    Guaranteed     Charge to     Enhancement
                                               Value        Amount         Change         Period
                                           ------------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .     $  47,750*     $50,000         No              10
      1st Benefit Year anniversary........   $  54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........   $  53,900      $56,700         No               9
      3rd Benefit Year anniversary........   $  57,000      $59,535         No               8
      4th Benefit Year anniversary........   $  64,000      $64,000        Yes              10



*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.


An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.


Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2) an Excess Withdrawal (defined below) has occurred; or


3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).


   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.


This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.


The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:


Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.


The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.


Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.


On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.


If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).


The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.


All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 591/2 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.


The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.


The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments . For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).


5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.


The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 591/2 and the Contractowner and spouse (joint life) are both older than 65):





                                               Contract    Guaranteed    Maximum Annual
                                                Value        Amount     Withdrawal Amount
                                            ------------- ------------ ------------------
      Initial Purchase Payment $50,000 .      $  47,750*     $50,000         $2,500
      1st Benefit Year anniversary.........   $  54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........   $  51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........   $  57,000      $57,000         $2,850
      4th Benefit Year anniversary.........   $  64,000      $64,000         $3,200



*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.


The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.


Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;


     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.


Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:


   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.


   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):


The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:


Contract Value = $55,000
Guaranteed Amount = $80,000


The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)

Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 =
$69,818)

Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.


Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the Contractowner is age 591/2 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:


   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;


   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and


     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:

 o $100,000 Purchase Payment

 o $100,000 Guaranteed Amount

 o A 10% market decline results in a Contract Value of $90,000

 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444).

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.


Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value.

Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary.

You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.


If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:


Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.


The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.


As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.


Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;

 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect any other Living Benefit rider or any other Living Benefits we may offer in the future. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit rider at any time.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.


i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.


Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg.
TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.


Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000


Maximum Annual Withdrawal Amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:


     a) Contract Value $80,000

     b) Sum of Purchase Payments $100,000

     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:


     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.


   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage is no longer available for purchase.


Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage is a rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Gross Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Gross Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up


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


Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life.

If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Gross Purchase Payment . If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).

Additional Gross Purchase Payments automatically increase the Guaranteed Amount by the amount of the Gross Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Gross Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Gross Purchase Payments will not be allowed if the Contract Value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.


Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Gross Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a. the Contractowner or joint owner is still living; and

   b. the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a. each Contractowner and Annuitant is under age 81; and

     b. the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.


Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):





                                                                   Contract   Guaranteed
                                                                     Value      Amount
                                                                  ---------- -----------
      Initial Purchase Payment $50,000 (less 4.5% sales charge) .  $47,750     $50,000
      1st Benefit Year anniversary...............................  $54,000     $54,000
      2nd Benefit Year anniversary...............................  $53,900     $54,000
      3rd Benefit Year anniversary...............................  $57,000     $57,000



Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Gross Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.


Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.


If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Gross Purchase Payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Gross Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:


     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.


Withdrawals within the Maximum Annual Withdrawal amount are not subject to the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.



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

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1. The Guaranteed Amount is reduced to the lesser of:

  o the Contract Value immediately following the withdrawal, or

  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or

   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or

  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650


The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).


The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.


Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:


     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:


   1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2) The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a. the Contractowner (and spouse if applicable) is age 65;

 b. the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and


     c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.


All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.


Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.


The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if the Contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:

 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;

 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;

 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or

 o upon termination of the underlying annuity contract.


The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can purchase Lincoln Lifetime IncomeSM Advantage 2.0 or any other Living Benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is not available). Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.



i4LIFE (Reg. TM) Advantage


i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Gross Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit that you had previously elected will become the Death Benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.



We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.


Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.


If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.


The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
 o the age and sex of the Annuitant and Secondary Life, if applicable;

 o the length of the Access Period selected;
 o the frequency of the Regular Income Payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.


The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.


Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.


For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
 o the age and sex of the Annuitant and Secondary Life (if living);

 o the frequency of the Regular Income Payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.


The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.



i4LIFE (Reg. TM) Advantage Death Benefits


i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.



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


i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
 o the Account Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:
  o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the Death Benefit by the dollar amount of the payment; and
  o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:






    i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit...    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment.....................    $ 25,000
    Additional Withdrawal.............................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal................    $150,000


     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500


The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.


i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:

 o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:
  o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
  o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
 o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Gross purchase payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income
   Payments and withdrawals reduce the Contract Value or Account Value.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:


     1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2. written authorization for payment; and

     3. all required claim forms, fully completed (including selection of a settlement option).


Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.



Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature available for purchase that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg.
TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg.
TM) Guaranteed Income Benefit.

Additional Gross Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.


There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a Contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 (including Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds) who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.


There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2 and version 3) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect these versions. Guaranteed Income Benefit (version 4) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Contractowners with Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)


 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds elections or for purchasers of Lincoln Lifetime IncomeSM
Advantage 2.0 Protected Funds on or after May 20,
                                    2013.





              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.50%                  Under age 40                 2.50%
       40 - 54                  3.00%                    40 - 54                    3.00%
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%
         80+                    5.50%                      80+                      5.50%



* Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections or for purchasers


     of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.





              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%

           Single Life Option                               Joint Life Option
-----------------------------------------    -----------------------------------------------
                   Percentage of Account              Age              Percentage of Account
                   Value, Income Base or      (younger of you and      Value, Income Base or
      Age            Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------    -----------------------    ---------------------    ----------------------
  591/2 - 64              3.50%                   591/2 - 69                  3.50%
    65 - 69               4.00%                    70 - 74                    4.00%
    70 - 74               4.50%                      75+                      4.50%
      75+                 5.00%



* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds elections or for purchasers of Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds between May 21, 2012 and May 19, 2013.






 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                         Percentage of
                                         Account Value
             Age                       or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage
                  2.0 between May 21, 2012 and May 19, 2013.





 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.00%
           40 - 54                          2.50%
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.00%
           70 - 74                          4.50%
             75+                            5.00%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM
                     Advantage 2.0 prior to May 21, 2012.





 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%

 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.




If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:




    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190



The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Elections on or after May 20, 2013, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.

8/1/2013 Amount of initial Regular Income Payment...............................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit (version 4).....  $100,000
8/1/2013 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value) .  $  3,500
8/1/2014 Recalculated Regular Income Payment....................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                $  4,500



The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).


Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.


The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.


Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. The example assumes an annual payment mode has been elected.






           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300



Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.

  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds to calculate the Guaranteed Income Benefit as set forth below:





                                  Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior
                                                 to the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after May 21, 2012    between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 90
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to May 21, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and
                                                after the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after May 21, 2012    between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 85
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to May 21, 2012




  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:

  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or

  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.


A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.


Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:




        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)


     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. The Interest Adjustment may apply.


Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit) or Account Value Death Benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.


For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage


4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge. As of July 16, 2012 (or later in some states), this rider is no longer available for sale. Please check with your registered representative for availability.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.


Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Gross Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.


Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.


Any Gross Purchase Payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Gross Purchase Payment, plus 15% of that Purchase Payment.



Example:




        Initial Purchase Payment................................    $100,000
        Purchase Payment 60 days later..........................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)


Any Purchase Payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.



Example:





        Income Base................................................    $100,000
        Purchase Payment in Year 2.................................    $ 10,000
                                                                       --------
        New Income Base............................................    $110,000
        Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) +
                                                                                  ($10,000 x 100%) +
                                                                                  ($10,000 x 15% x 1/3)
        Income Base (after 1st Waiting Period).....................    $125,500
        New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)



Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional Gross Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.

After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.



Example:




   Income Base.................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Payment in Year 2..................  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base.............................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Payment...  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)......  $125,500
   Future Income Base (during 2nd Waiting Period)$144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4....................  $112,000
   Withdrawal of 10%...........................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value..............................  $100,800
   Income Base.................................  $112,950
   Future Income Base..........................  $129,892   Maximum Income Base...................  $198,000


Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the Annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base. i4LIFE (Reg. TM) Advantage with 4LATER (Reg.
TM) Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for non-qualified contracts.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next Valuation Date following approval by us.



4LATER (Reg. TM) Guaranteed Income Benefit


When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the Contract Value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Guaranteed Income

Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:





    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190


If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.


When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.


If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.


The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;

 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).


After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:

 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.



Annuity Payouts


When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 90th birthday. However, you must elect to receive Annuity Payouts by the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.



Annuity Options


The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an Annuity Payout option that provides:
 o Scheduled Payments (the periodic Annuity Payouts under this rider) for the life of the Annuitant and Secondary Life (Secondary Life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.

 o A Guaranteed Minimum Scheduled Payment.

 o A Death Benefit based on the Reserve Value.

 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.


You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the Annuitant and joint Annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum Contract Value that may be credited to this Annuity Payout option is $50,000 and the maximum is $1,000,000.

You may consider electing this Annuity Payout option if you would like an Annuity Payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout,

Death Benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed Annuity Payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a Death Benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your Contract Value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another Annuity Payout option at the same time by allocating less than 100% of your Contract Value to Lincoln SmartIncomeSM Inflation and the remainder to the other Annuity Payout option. If only a portion of your Contract Value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the Contract Value must be used to fund another Annuity Payout option.


The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

     1. The CPI is discontinued, delayed, or otherwise not available for this use; or

     2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the rider per the terms of the termination provisions of rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.


Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are Annuity Payouts for the life of the Annuitant (and Secondary Life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the rider will terminate.


Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)


The initial Scheduled Payment is calculated by multiplying the Contract Value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the Annuitant and Secondary Life;

 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.


For a given Contractowner with the same characteristics (sex, age, frequency of Annuity Payouts and Annuity Payout start date) the income factor for a fixed lifetime Annuity Payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the Contract Value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable.


If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:




      Initial Reserve Value on Rider Date 4/15/2012......................  $ 150,000
      Initial Scheduled Payment on 4/15/2012.............................  $   8,000
      Initial CPI Value published in March 2012..........................        150
      CPI Value published in December 2012...............................        155
      Adjustment percentage (155/150)....................................   1.033333
      Reserve Value After 1/1/2013 Adjustment ($150,000 x 1.033333) .      $ 155,000
      Scheduled Payment After 1/1/2013 Adjustment ($8,000 x 1.033333) .    $8,266.67


Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:

      Annual Scheduled Payment for calendar year 2012..........................  $   5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $   4,800
      Reserve Value 12/31/2012.................................................  $ 100,000
      CPI Value published in December 2012.....................................        120
      CPI Value published in December 2011.....................................        115
      Adjustment percentage (120/115)..........................................   1.043782
      Reserve Value after 1/1/2013 adjustment ($100,000 x 1.043782) .            $ 104,378
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 1.043782) .                                                     $5,217.39



Since the Scheduled Payment (after the adjustment) for 2013 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Scheduled Payment of $5,217.39.


The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:




      Annual Scheduled Payment for calendar year 2012..........................  $    5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $    4,800
      Reserve Value 12/31/2012.................................................  $  100,000
      CPI Value published in December 2012.....................................         120
      CPI Value published in December 2011.....................................         130
      Adjustment percentage (120/130)..........................................   0.9230769
      Reserve Value after 1/1/2013 adjustment ($100,000 x 0.9230769) .           $   92,308
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 0.9230769) .                                                    $ 4,615.38



Since the Scheduled Payment (after adjustment) for 2013 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Guaranteed Minimum Scheduled Payment of $4,800.



Continuing this example for the next year's adjustment:




      Annual Scheduled Payment for calendar year 2013..........................  $   4,800
      Guaranteed Minimum Scheduled Payment for calendar year 2013..............  $   4,800
      Reserve Value 12/31/2013 ($92,308 - $4,800) .                              $  87,508
      CPI Value published in December 2013.....................................        140
      CPI Value published in December 2012.....................................        120
      Adjustment percentage (140/120)..........................................    1.16666
      Reserve Value after 1/1/2014 adjustment ($87,508 x 1.166666) .             $ 102,093
      Annual Scheduled Payment for calendar year 2014 after 1/1/2014 adjustment
       ($4,615.38 x 1.166666) .                                                  $5,384.61



The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Scheduled Payment, the Scheduled Payment will be paid out in calendar year 2014.


Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.


If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.




      Reserve Value 1/1/2013.....................................................  $100,000
      Guaranteed Minimum Scheduled Payment 1/1/2013..............................  $ 15,000
      Unscheduled Payment 1/2/2013...............................................  $  2,000
      Proportional reduction percentage ($2,000/$100,000) .                             .02
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x
       $15,000) .                                                                  $    300
      New Guaranteed Minimum Scheduled Payment...................................  $ 14,700


The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.




      Reserve Value 1/1/2013...................................................  $10,000
      Guaranteed Minimum Scheduled Payment.....................................  $15,000
      Unscheduled Payment 1/2/2013.............................................  $ 2,000
      Proportional reduction percentage ($2,000/$10,000) .                           .20
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x
       $15,000) .                                                                $ 3,000
      New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000) .              $12,000


Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.


If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.


The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:

Guaranteed Minimum Scheduled Payment for calendar year 2013...............................  $    4,800
Annual Scheduled Payment for calendar year 2013 paid 1/1/2013.............................  $    5,000
Reserve Value 1/1/2013 before Scheduled Payment...........................................  $  515,000
Reserve Value 1/2/2013 after Scheduled Payment ($515,000 - $5,000) .                        $  510,000
Unscheduled Payment charge percent........................................................           7%
Then current Reserve Value before Unscheduled Payment on 1/15/2013........................  $  510,000
Free amount on 1/15/2013 (10% x $510,000) .                                                 $   51,000
Unscheduled Payment 1/15/2013.............................................................  $   10,000
[since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is no Unscheduled Payment
 charge]..................................................................................
Reserve Value 1/15/2013 after Unscheduled Payment ($510,000 - $10,000) .                    $  500,000
Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000) .              1.96078%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,902
  x .0196078)] .
Guaranteed Scheduled Payment after proportional reduction [$4,800 - ($4,800 x .0196078)] .  $    4,706
Then current Reserve Value 2/1/2013 before second Unscheduled Payment.....................  $  500,000
2nd Unscheduled Payment 2/1/2013..........................................................  $   75,000
Free amount on 2/1/2013 (10% x $500,000) .                                                  $   50,000
Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment) .                       $   40,000
Unscheduled Payment charge [($75,000 - $40,000) x .07] .                                    $    2,450
Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450) .             $   72,550
Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000) .                   15%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,250
  x .15)] .
Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled Payment
[$4,800 - ($4,800 x
 .15)]....................................................................................  $    4,000
Reserve Value after 2/2/2013 Unscheduled Payment and Unscheduled Payment charge ($500,000   $  425,000
  - $75,000) .


If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.


Death of Contractowner, Annuitant or Secondary Life. On or after the Annuity Commencement Date, upon the death of the Contractowner, Annuitant or the Secondary Life a Death Benefit will be paid if there is a Reserve Value. The Death Benefit will be determined as of the date due proof of death is received by us. See Annuity Options-General Information.

The Death Benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:


     a. the current Reserve Value as of the date due proof of death is received by us; or

     b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.


Following is an example of the calculation of a Death Benefit upon the death of the Contractowner demonstrating the impact of a negative hypothetical CPI factor:






7/15/2012 Initial Reserve Value......................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                        $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment
 ($90,000 - $45,000 = $45,000) .                                       $ 45,000
8/6/2013 Death of a Contractowner
 Death Benefit is greater of
  a) current Reserve Value ($45,000); or
  b) initial Reserve Value minus Scheduled Payment
   ($100,000 - $45,000 = $55,000) .
8/5/2013 Death Benefit paid..........................................  $ 55,000

If any Contractowner (who is not the Annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the Beneficiary or successor owner) pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the Annuitant and any Secondary Life.

If the Annuitant dies (whether or not the Annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any Secondary Life.

If the Secondary Life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

     1. Terminate the contract and receive the Death Benefit, if any in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of
     (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the Annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior Death Benefit elections will terminate (other than any Death Benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation Death Benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage Death Benefit will be in effect only on the portion of the Contract Value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The Contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination. You may terminate Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the rider.


If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:





7/15/2012 Initial Reserve Value...........................................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                                             $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 - $45,000 =       $ 45,000
  $45,000) .
8/6/2013 Unscheduled Payment..............................................................  $ 45,000
Reserve Value.............................................................................  $      0
Reserve Value is reduced to zero which results in termination of the rider
 Initial Reserve Value is greater than payments received
 [$100,000 > ($45,000 + $45,000) = $90,000] .
Final payment made to holder of rights of ownership.......................................  $ 10,000

General Information


Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:

 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts


Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less any applicable premium taxes;

 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then


2. Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3. Calculate the value of the Annuity Units each period thereafter.

Annuity Payouts assume an investment return of 3%, 4%, 5%, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore; please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.



Fixed Side of the Contract


Net Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.


In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.


Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.



Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.


You may allocate Net Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Net Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Gross Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Net Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Net Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:

 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.


Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable account fees and premium taxes.

We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.



Interest Adjustment


Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:

 o during the free look period (See Return Privilege).
 o on the expiration date of a Guaranteed Period.

 o as a result of the death of the Contractowner or Annuitant.
 o subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.

 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Net Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Net Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Net Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Net Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.



The Interest Adjustment is calculated by multiplying the transaction amount by:



    (1+A)n
------------
             -1
  (1+B +K)n

where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.


     n = the number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)


     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:

 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Gross Purchase Payments have been received for two (2) full, consecutive Contract Years; and

 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Gross Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.



Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or

 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.



Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, without a new sales charge.


This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.



Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. While this contract is only sold by a limited number of broker-dealers, we do make payments to other broker-dealers for the sale of other contracts. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 5.00% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 5.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 5.25% of purchase payments, plus 0.35% annual trail compensation beginning in years two and beyond. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 5.25% of annuitized value and/or ongoing annual compensation of up to 0.60% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.


Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2012 is contained in the SAI.


Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).

 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.

 o Your right to choose particular investments for a contract must be limited.

 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

Contracts Not Owned By An Individual


If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;

 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;

 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified


For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Gross Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."



Restrictions


The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.



Loss Of Interest Deduction


After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.



Age At Which Annuity Payouts Begin


The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.



Tax Treatment Of Payments


We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.



Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments


The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Gross Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.



Taxation Of Death Benefits


We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.


Death prior to the Annuity Commencement Date:

 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.


Death after the Annuity Commencement Date:

 o If Death Benefits are received in accordance with the existing annuity payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the annuity payout prior to the death of the Contractowner.
 o If death benefits are received in accordance with the existing annuity payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the death benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All annuity payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Gross Purchase Payments not previously received.



Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts


The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:

 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,

 o a Beneficiary receives on or after your death, or

 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution


Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Special Rules If You Own More Than One Annuity Contract


In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and Assignments


Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.



Gifting A Contract


If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Gross Purchase Payments in the contract would then be increased to reflect the amount included in income.



Charges for Additional Benefits


Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.



Qualified Retirement Plans


We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.



Types of Qualified Contracts and Terms of Contracts


Qualified retirement plans may include the following:

 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)

 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)



Discontinuance of Use with Qualified Retirement Plans

Beginning September 24, 2007, our individual variable annuity products are no longer available for purchase under a 403(b) plan. Beginning July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Beginning January 1, 2012, our individual variable annuity products are no longer available for use in connection with all other qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.



Tax Treatment of Qualified Contracts


The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:

 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.



Tax Treatment of Payments


The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Gross Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions


Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.



Unearned Income Medicare Contribution


Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs


Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.



Federal Income Tax Withholding


We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.


Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.



Return Privilege


Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Gross Purchase Payment(s) or Contract Value as of the Valuation Date we receive, the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Gross Purchase Payments or Contract Value as of the Valuation Date.



State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.


Legal Proceedings

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
More About the S&P Index
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below:










                Statement of Additional Information Request Card
                    Lincoln ChoicePlus AssuranceSM (A Class)
                    Lincoln Life Variable Annuity Account N









   .
Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus AssuranceSM (A Class).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values

The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased prior to November 15, 2010 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**





                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          6.907     9.378          1*
2010  .       N/A        N/A        N/A          9.378    11.021          9
2011  .       N/A        N/A        N/A         11.021     8.366         11
2012  .       N/A        N/A        N/A          8.366     9.389         10
---------     --         ---        ---         ------    ------       ----
ABVPSF Growth and Income
2008  .      10.525     6.743         4          9.749     6.262        114
2009  .       6.743     8.026         5          6.262     7.469        263
2010  .       8.026     8.954         5          7.469     8.349        329
2011  .       8.954     9.394         5          8.349     8.777        352
2012  .       9.394    10.894         5          8.777    10.198        338
---------    ------    ------       ---         ------    ------       ----
ABVPSF International Value
2008  .      10.519     5.447        13         10.855     5.190        361
2009  .       5.447     7.238        28          5.190     6.911      1,398
2010  .       7.238     7.467        46          6.911     7.143      2,978
2011  .       7.467     5.949        51          7.143     5.703      3,501
2012  .       5.949     6.720        47          5.703     6.454      3,357
---------    ------    ------       ---         ------    ------      -----
ABVPSF Small/Mid Cap Value
2008  .      10.387     7.015         5          9.407     6.454        151
2009  .       7.015     9.897         6          6.454     9.125        233
2010  .       9.897    12.392         6          9.125    11.448        264
2011  .      12.392    11.200         6         11.448    10.367        262
2012  .      11.200    13.123         5         10.367    12.172        233
---------    ------    ------       ---         ------    ------      -----
American Century VP Inflation Protection
2008  .      10.859    10.494         1*        11.078    10.513         37
2009  .      10.494    11.441         2         10.513    11.486        143
2010  .      11.441    11.893         1*        11.486    11.963        387
2011  .      11.893    13.145         3         11.963    13.248        375
2012  .      13.145    13.961         3         13.248    14.100        362
---------    ------    ------       ---         ------    ------      -----
American Funds Global Growth
2008  .      11.558     7.610        31         11.715     7.174        377
2009  .       7.610    10.711        32          7.174    10.117        631
2010  .      10.711    11.838        32         10.117    11.204      1,050
2011  .      11.838    10.668        28         11.204    10.117      1,008
2012  .      10.668    12.932        27         10.117    12.288        881
---------    ------    ------       ---         ------    ------      -----
American Funds Global Small Capitalization
2008  .      12.084     6.293        13         12.462     5.760        409
2009  .       6.293    10.040        23          5.760     9.207      1,281
2010  .      10.040    12.156        30          9.207    11.169      2,385
2011  .      12.156     9.721        33         11.169     8.950      2,818
2012  .       9.721    11.363        31          8.950    10.482      2,632
---------    ------    ------       ---         ------    ------      -----
American Funds Growth
2008  .      10.771     6.595        50         10.800     6.224        841
2009  .       6.595     9.093        54          6.224     8.599      1,961
2010  .       9.093    10.674        60          8.599    10.114      2,632
2011  .      10.674    10.106        55         10.114     9.595      2,492
2012  .      10.106    11.784        53          9.595    11.210      2,235
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2008  .       9.815     6.199           6        9.857     6.211         1*
2009  .       6.199     9.422          14        6.211     9.449         1*
2010  .       9.422    11.089          37        9.449    11.132         1*
2011  .      11.089     8.430          38       11.132     8.471         1*
2012  .       8.430     9.475          35        8.471     9.530         1*
---------    ------    ------          --       ------    ------         -
ABVPSF Growth and Income
2008  .      10.336     6.282         398        9.230     6.295        28
2009  .       6.282     7.504        1051        6.295     7.527        29
2010  .       7.504     8.401        1330        7.527     8.436        27
2011  .       8.401     8.844       1,190        8.436     8.890        26
2012  .       8.844    10.292       1,091        8.890    10.355        23
---------    ------    ------       -----       ------    ------        --
ABVPSF International Value
2008  .      10.712     5.206        1234       10.886     5.218       100
2009  .       5.206     6.943        4196        5.218     6.965       147
2010  .       6.943     7.187        8615        6.965     7.217       200
2011  .       7.187     5.747      10,124        7.217     5.777       221
2012  .       5.747     6.514       9,575        5.777     6.554       208
---------    ------    ------      ------       ------    ------       ---
ABVPSF Small/Mid Cap Value
2008  .       9.483     6.475         524        9.434     6.489        52
2009  .       6.475     9.168         945        6.489     9.197        72
2010  .       9.168    11.519         996        9.197    11.567        57
2011  .      11.519    10.447         930       11.567    10.501        57
2012  .      10.447    12.284         819       10.501    12.360        48
---------    ------    ------      ------       ------    ------       ---
American Century VP Inflation Protection
2008  .      11.098    10.547          80       11.112    10.569         7
2009  .      10.547    11.540         520       10.569    11.576        35
2010  .      11.540    12.037       1,007       11.576    12.087        68
2011  .      12.037    13.351         964       12.087    13.419        42
2012  .      13.351    14.230         918       13.419    14.317        41
---------    ------    ------      ------       ------    ------       ---
American Funds Global Growth
2008  .      11.470     7.196         938       10.775     7.212        65
2009  .       7.196    10.164       1,486        7.212    10.196        82
2010  .      10.164    11.273       2,057       10.196    11.320        85
2011  .      11.273    10.195       2,032       11.320    10.247        69
2012  .      10.195    12.402       1,824       10.247    12.478        62
---------    ------    ------      ------       ------    ------       ---
American Funds Global Small Capitalization
2008  .      12.123     5.778       1,153       12.010     5.790        81
2009  .       5.778     9.250       3,592        5.790     9.279       126
2010  .       9.250    11.239       6,389        9.279    11.285       177
2011  .      11.239     9.019       7,638       11.285     9.066       197
2012  .       9.019    10.579       6,967        9.066    10.644       181
---------    ------    ------      ------       ------    ------       ---
American Funds Growth
2008  .      10.697     6.244       2,516       10.236     6.257       175
2009  .       6.244     8.639       6,476        6.257     8.666       238
2010  .       8.639    10.177       8,411        8.666    10.219       274
2011  .      10.177     9.669       7,958       10.219     9.718       240
2012  .       9.669    11.313       7,158        9.718    11.383       203
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Growth-Income
2008  .      10.165     6.955       103         10.334     6.442      2,273
2009  .       6.955     9.028       132          6.442     8.378      5,703
2010  .       9.028     9.950       159          8.378     9.252      8,430
2011  .       9.950     9.661       156          9.252     9.001      8,435
2012  .       9.661    11.226       147          9.001    10.480      7,712
---------    ------    ------       ---         ------    ------      -----
American Funds International
2008  .      11.394     7.288        26         12.176     7.132        446
2009  .       7.288    10.314        27          7.132    10.113        668
2010  .      10.314    10.939        28         10.113    10.747      1,041
2011  .      10.939     9.308        26         10.747     9.163      1,134
2012  .       9.308    10.855        31          9.163    10.707      1,105
---------    ------    ------       ---         ------    ------      -----
BlackRock Global Allocation V.I.
2009  .       N/A        N/A        N/A         10.761    11.623         50
2010  .      11.609    12.602         1*        11.623    12.643        308
2011  .      12.602    12.011         1*        12.643    12.074        400
2012  .      12.011    13.063         1*        12.074    13.158        409
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Diversified Income
2008  .      10.987    10.344         3         10.867    10.127         50
2009  .      10.344    12.959         5         10.127    12.712        695
2010  .      12.959    13.825        15         12.712    13.589      1,909
2011  .      13.825    14.515        15         13.589    14.296      1,987
2012  .      14.515    15.344        14         14.296    15.142      1,970
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Emerging Markets
2008  .      11.212     5.754         1*        10.734     5.773         48
2009  .       5.754    10.111         1*         5.773    10.165         61
2010  .      10.111    11.821         3         10.165    11.909        207
2011  .      11.821     9.353         3         11.909     9.441        262
2012  .       9.353    10.564         3          9.441    10.684        228
---------    ------    ------       ---         ------    ------      -----
Delaware VIP High Yield
2008  .      10.421     8.017         2          9.988     7.741         25
2009  .       8.017    11.787         2          7.741    11.405         74
2010  .      11.787    13.397         1*        11.405    12.988        110
2011  .      13.397    13.559         1*        12.988    13.171        110
2012  .      13.559    15.738         1*        13.171    15.319        108
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Limited-Term Diversified Income
2008  .      10.523    10.273        12         10.403    10.210        445
2009  .      10.273    11.440        35         10.210    11.392      2,362
2010  .      11.440    11.801        64         11.392    11.775      5,484
2011  .      11.801    11.970        63         11.775    11.966      5,763
2012  .      11.970    12.138        65         11.966    12.160      5,829
---------    ------    ------       ---         ------    ------      -----
Delaware VIP REIT
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          5.800     6.744          6
2010  .       7.560     9.467         1*         6.744     8.462         34
2011  .       9.467    10.358         5          8.462     9.277         47
2012  .      10.358    11.946         5          9.277    10.721         37
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Small Cap Value
2008  .       N/A        N/A        N/A         10.155     6.904          5
2009  .       N/A        N/A        N/A          6.904     9.002         25
2010  .       8.974    11.709         2          9.002    11.769        141
2011  .      11.709    11.397         2         11.769    11.478        147
2012  .      11.397    12.809         2         11.478    12.926        117
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Smid Cap Growth(2)
2008  .       N/A        N/A        N/A          9.410     5.618          5
2009  .       N/A        N/A        N/A          5.618     8.594          3
2010  .       N/A        N/A        N/A         10.275    11.642         11
2011  .       N/A        N/A        N/A         11.642    12.450         24
2012  .      15.416    15.501         1*        12.450    13.660         28
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Growth-Income
2008  .       9.958     6.462       5,983       10.149     6.476       481
2009  .       6.462     8.417      16,766        6.476     8.444       718
2010  .       8.417     9.309      24,792        8.444     9.347       843
2011  .       9.309     9.070      24,582        9.347     9.117       810
2012  .       9.070    10.576      22,232        9.117    10.641       691
---------     -----    ------      ------       ------    ------       ---
American Funds International
2008  .      12.196     7.155         938       11.130     7.170        96
2009  .       7.155    10.160       1,482        7.170    10.192       113
2010  .      10.160    10.814       2,339       10.192    10.858       134
2011  .      10.814     9.234       2,770       10.858     9.281       152
2012  .       9.234    10.806       2,819        9.281    10.872       138
---------    ------    ------      ------       ------    ------       ---
BlackRock Global Allocation V.I.
2009  .      10.708    11.634         166       10.442    11.641        10
2010  .      11.634    12.674         955       11.641    12.694        26
2011  .      12.674    12.121       1,279       12.694    12.153        19
2012  .      12.121    13.230       1,240       12.153    13.278        33
---------    ------    ------      ------       ------    ------       ---
Delaware VIP Diversified Income
2008  .      10.916    10.159         292       10.882    10.180        49
2009  .      10.159    12.770       2,247       10.180    12.810       101
2010  .      12.770    13.672       5,459       12.810    13.728       159
2011  .      13.672    14.405       5,749       13.728    14.479       164
2012  .      14.405    15.280       5,714       14.479    15.374       172
---------    ------    ------      ------       ------    ------       ---
Delaware VIP Emerging Markets
2008  .      11.934     5.787         106       10.866     5.796        15
2009  .       5.787    10.205         175        5.796    10.232        16
2010  .      10.205    11.973         594       10.232    12.017        34
2011  .      11.973     9.507         733       12.017     9.551        40
2012  .       9.507    10.775         694        9.551    10.835        40
---------    ------    ------      ------       ------    ------       ---
Delaware VIP High Yield
2008  .       9.979     7.766         152       10.464     7.782        11
2009  .       7.766    11.458         229        7.782    11.494        18
2010  .      11.458    13.068         296       11.494    13.122        17
2011  .      13.068    13.273         292       13.122    13.341        14
2012  .      13.273    15.460         260       13.341    15.554        22
---------    ------    ------      ------       ------    ------       ---
Delaware VIP Limited-Term Diversified Income
2008  .      10.448    10.242       1,412       10.488    10.264       106
2009  .      10.242    11.445       6,643       10.264    11.481       284
2010  .      11.445    11.848      15,308       11.481    11.896       347
2011  .      11.848    12.060      16,300       11.896    12.121       341
2012  .      12.060    12.272      16,485       12.121    12.347       361
---------    ------    ------      ------       ------    ------       ---
Delaware VIP REIT
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       5.823     6.776          15        6.245     6.797         1*
2010  .       6.776     8.515          75        6.797     8.550         1*
2011  .       8.515     9.348         100        8.550     9.397         2
2012  .       9.348    10.820         104        9.397    10.887         2
---------    ------    ------      ------       ------    ------       ---
Delaware VIP Small Cap Value
2008  .       9.321     6.909          24        9.217     6.913         1*
2009  .       6.909     9.022         150        6.913     9.037         1*
2010  .       9.022    11.813         434        9.037    11.844         4
2011  .      11.813    11.538         468       11.844    11.580         5
2012  .      11.538    13.014         421       11.580    13.073         5
---------    ------    ------      ------       ------    ------       ---
Delaware VIP Smid Cap Growth(2)
2008  .       8.748     5.635           7        8.760     5.647         7
2009  .       5.635     8.634           9        5.647     8.662         7
2010  .      10.335    11.714          17       10.376    11.763         6
2011  .      11.714    12.545          37       11.763    12.610         8
2012  .      12.545    13.785          39       12.610    13.870         8
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP U.S. Growth
2008  .      10.366     6.845         2          8.852     6.300         50
2009  .       6.845     9.677         6          6.300     8.925        684
2010  .       9.677    10.867        20          8.925    10.043      1,889
2011  .      10.867    11.555        20         10.043    10.700      1,987
2012  .      11.555    13.251        18         10.700    12.296      1,810
---------    ------    ------        --         ------    ------      -----
Delaware VIP Value
2008  .       N/A        N/A        N/A          9.134     6.487          7
2009  .       N/A        N/A        N/A          6.487     7.563         19
2010  .       N/A        N/A        N/A          7.563     8.644         21
2011  .       N/A        N/A        N/A          8.644     9.360         39
2012  .       N/A        N/A        N/A          9.360    10.615         34
---------    ------    ------       ---         ------    ------      -----
DWS Alternative Asset Allocation
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A         11.536    12.821          3
2011  .       N/A        N/A        N/A         12.821    12.311         10
2012  .       N/A        N/A        N/A         12.311    13.343          7
---------    ------    ------       ---         ------    ------      -----
DWS VIT Equity 500 Index
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
DWS VIT Small Cap Index
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
Fidelity VIP Contrafund
2008  .      10.792     7.047        16         11.558     6.635        625
2009  .       7.047     9.442        18          6.635     8.908      1,051
2010  .       9.442    10.919        22          8.908    10.322      1,438
2011  .      10.919    10.499        22         10.322     9.945      1,420
2012  .      10.499    12.060        25          9.945    11.447      1,291
---------    ------    ------       ---         ------    ------      -----
Fidelity VIP Growth
2008  .       N/A        N/A        N/A         10.813     6.471          8
2009  .       N/A        N/A        N/A          6.471     8.207         15
2010  .       8.778    10.754         1*         8.207    10.074         21
2011  .      10.754    10.632         1*        10.074     9.981         24
2012  .      10.632    12.031         1*         9.981    11.316         21
---------    ------    ------       ---         ------    ------      -----
Fidelity VIP Mid Cap
2008  .      11.269     7.186         4         11.522     6.925         98
2009  .       7.186     9.932         5          6.925     9.592        184
2010  .       9.932    12.630         6          9.592    12.222        436
2011  .      12.630    11.136         7         12.222    10.798        467
2012  .      11.136    12.619         7         10.798    12.259        426
---------    ------    ------       ---         ------    ------      -----
Fidelity VIP Overseas
2008  .       N/A        N/A        N/A         11.064     6.824         13
2009  .       N/A        N/A        N/A          6.824     8.536         27
2010  .       N/A        N/A        N/A          8.536     9.545         52
2011  .       N/A        N/A        N/A          9.545     7.819         55
2012  .       N/A        N/A        N/A          7.819     9.328         47
---------    ------    ------       ---         ------    ------      -----
FTVIPT Franklin Income Securities
2008  .      10.356     7.659        18         10.447     7.309        633
2009  .       7.659    10.271        25          7.309     9.821      1,190
2010  .      10.271    11.446        26          9.821    10.967      1,531
2011  .      11.446    11.591        26         10.967    11.128      1,489
2012  .      11.591    12.914        26         11.128    12.423      1,388
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP U.S. Growth
2008  .       8.874     6.320        208        10.341     6.334        10
2009  .       6.320     8.967      1,947         6.334     8.995        45
2010  .       8.967    10.105      5,324         8.995    10.147       105
2011  .      10.105    10.782      5,604        10.147    10.838       119
2012  .      10.782    12.409      5,015        10.838    12.485       106
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Value
2008  .       8.814     6.507         18         N/A        N/A        N/A
2009  .       6.507     7.599         55         N/A        N/A        N/A
2010  .       7.599     8.698        105         7.622     8.734        40
2011  .       8.698     9.432        142         8.734     9.480        15
2012  .       9.432    10.713        134         9.480    10.779        18
---------    ------    ------      -----        ------    ------       ---
DWS Alternative Asset Allocation
2009  .       N/A        N/A        N/A         11.341    11.554         1*
2010  .      11.547    12.853          7        11.554    12.874         2
2011  .      12.853    12.359         16        12.874    12.392         2
2012  .      12.359    13.416         22        12.392    13.464         2
---------    ------    ------      -----        ------    ------       ---
DWS VIT Equity 500 Index
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
DWS VIT Small Cap Index
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
Fidelity VIP Contrafund
2008  .      11.142     6.656      2,136        11.298     6.670       215
2009  .       6.656     8.949      3,759         6.670     8.977       254
2010  .       8.949    10.386      4,862         8.977    10.429       243
2011  .      10.386    10.021      4,548        10.429    10.073       212
2012  .      10.021    11.552      4,083        10.073    11.623       198
---------    ------    ------      -----        ------    ------       ---
Fidelity VIP Growth
2008  .      10.677     6.492         35        10.691     6.506         1*
2009  .       6.492     8.245         64         N/A        N/A        N/A
2010  .       8.245    10.137         84         8.269    10.176         6
2011  .      10.137    10.058         81        10.176    10.107         5
2012  .      10.058    11.420         76        10.107    11.488         8
---------    ------    ------      -----        ------    ------       ---
Fidelity VIP Mid Cap
2008  .      11.167     6.947        205        10.576     6.962        44
2009  .       6.947     9.637        481         6.962     9.667        62
2010  .       9.637    12.297      1,006         9.667    12.348        72
2011  .      12.297    10.881      1,107        12.348    10.937        63
2012  .      10.881    12.372      1,011        10.937    12.448        54
---------    ------    ------      -----        ------    ------       ---
Fidelity VIP Overseas
2008  .      11.086     6.846         43        11.100     6.860         5
2009  .       6.846     8.576         64         6.860     8.603         4
2010  .       8.576     9.604        100         8.603     9.643         4
2011  .       9.604     7.879        106         9.643     7.920         1*
2012  .       7.879     9.414         77         7.920     9.472         1*
---------    ------    ------      -----        ------    ------       ---
FTVIPT Franklin Income Securities
2008  .      10.329     7.332      1,986        10.371     7.347       162
2009  .       7.332     9.867      3,494         7.347     9.898       144
2010  .       9.867    11.035      4,293         9.898    11.080       238
2011  .      11.035    11.213      4,044        11.080    11.270       136
2012  .      11.213    12.538      3,735        11.270    12.614       120
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities
2008  .      10.428     6.742         1*        10.150     6.206         61
2009  .       6.742     9.573         1*         6.206     8.831        130
2010  .       9.573    12.084         1*         8.831    11.169        179
2011  .      12.084    11.374         1*        11.169    10.534        174
2012  .      11.374    12.471         1*        10.534    11.573        162
---------    ------    ------         -         ------    ------        ---
FTVIPT Mutual Shares Securities
2008  .      10.208     6.956        44         10.402     6.555      1,342
2009  .       6.956     8.672        89          6.555     8.189      3,964
2010  .       8.672     9.538       113          8.189     9.024      6,821
2011  .       9.538     9.335       112          9.024     8.850      7,071
2012  .       9.335    10.548       102          8.850    10.020      6,450
---------    ------    ------       ---         ------    ------      -----
FTVIPT Templeton Global Bond Securities
2008  .      12.164    12.022        15         11.531    11.850        427
2009  .      12.022    14.112        22         11.850    13.938        986
2010  .      14.112    15.974        17         13.938    15.809        929
2011  .      15.974    15.662        17         15.809    15.531        833
2012  .      15.662    17.824        14         15.531    17.711        746
---------    ------    ------       ---         ------    ------      -----
FTVIPT Templeton Growth Securities
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
Goldman Sachs VIT Large Cap Value
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       9.821    12.112         3         10.066    12.141        455
2010  .      12.112    13.283        13         12.141    13.343      1,582
2011  .      13.283    12.183        14         13.343    12.262       1863
2012  .      12.183    14.318        12         12.262    14.439      1,613
---------    ------    ------       ---         ------    ------      -----
Lord Abbett Fundamental Equity
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .      12.378    13.394         1*        10.313    13.424         72
2010  .      13.394    15.767         1*        13.424    15.835        142
2011  .      15.767    14.895         1*        15.835    14.988        156
2012  .      14.895    16.291         1*        14.988    16.426        149
---------    ------    ------       ---         ------    ------      -----
LVIP American Global Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
LVIP American Global Small Capitalization
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         12.794    10.209          1*
2012  .       N/A        N/A        N/A         10.209    11.914          1*
---------    ------    ------       ---         ------    ------      -----
LVIP American Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         12.523    11.830          1*
2012  .       N/A        N/A        N/A         11.830    13.770          1*
---------    ------    ------       ---         ------    ------      -----
LVIP American Growth-Income
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
LVIP American International
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities
2008  .      10.168     6.226         204        9.855     6.239        12
2009  .       6.226     8.872         310        6.239     8.900        24
2010  .       8.872    11.238         440        8.900    11.285        16
2011  .      11.238    10.616         432       11.285    10.670        15
2012  .      10.616    11.680         403       10.670    11.751        11
---------    ------    ------         ---       ------    ------        --
FTVIPT Mutual Shares Securities
2008  .      10.110     6.576       4,123       10.142     6.590       386
2009  .       6.576     8.227      11,878        6.590     8.253       509
2010  .       8.227     9.080      19,245        8.253     9.117       601
2011  .       9.080     8.918      19,483        9.117     8.964       574
2012  .       8.918    10.112      17,484        8.964    10.174       504
---------    ------    ------      ------       ------    ------       ---
FTVIPT Templeton Global Bond Securities
2008  .      11.397    11.888       1,930       11.564    11.913       117
2009  .      11.888    14.003       4,570       11.913    14.047       169
2010  .      14.003    15.907       4,059       14.047    15.972       176
2011  .      15.907    15.650       3,612       15.972    15.730       150
2012  .      15.650    17.874       3,253       15.730    17.983       140
---------    ------    ------      ------       ------    ------       ---
FTVIPT Templeton Growth Securities
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      ------       ------    ------       ---
Goldman Sachs VIT Large Cap Value
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .      10.068    12.162       1,115        9.544    12.176        13
2010  .      12.162    13.385       4,302       12.176    13.414        88
2011  .      13.385    12.320        5184       13.414    12.359        94
2012  .      12.320    14.529       4,382       12.359    14.590        86
---------    ------    ------      ------       ------    ------       ---
Lord Abbett Fundamental Equity
2008  .      10.563    10.754           2        N/A        N/A        N/A
2009  .      10.754    13.446         228       10.438    13.461         8
2010  .      13.446    15.885         371       13.461    15.919        13
2011  .      15.885    15.058         424       15.919    15.105        11
2012  .      15.058    16.527         387       15.105    16.596         9
---------    ------    ------      ------       ------    ------       ---
LVIP American Global Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      ------       ------    ------       ---
LVIP American Global Small Capitalization
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.804    10.232           1*       N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      ------       ------    ------       ---
LVIP American Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.533    11.857           1*       N/A        N/A        N/A
2012  .      11.857    13.822           1*       N/A        N/A        N/A
---------    ------    ------      ------       ------    ------       ---
LVIP American Growth-Income
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.215    11.854           2        N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      ------       ------    ------       ---
LVIP American International
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.308    10.467           1*       N/A        N/A        N/A
2012  .      10.467    12.202           1*       N/A        N/A        N/A
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Baron Growth Opportunities
2008  .       N/A        N/A        N/A          9.592     6.203         31
2009  .       N/A        N/A        N/A          6.203     8.504         48
2010  .       N/A        N/A        N/A          8.504    10.651         64
2011  .       N/A        N/A        N/A         10.651    10.980         59
2012  .       N/A        N/A        N/A         10.980    12.867         53
---------     --         ---        ---         ------    ------         --
LVIP BlackRock Emerging Markets Index RPM
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        ---         ------    ------       ----
LVIP BlackRock Equity Dividend RPM
2008  .       N/A        N/A        N/A          9.568     6.411         24
2009  .       N/A        N/A        N/A          6.411     7.814         39
2010  .       N/A        N/A        N/A          7.814     9.110         39
2011  .       N/A        N/A        N/A          9.110     8.774         35
2012  .       N/A        N/A        N/A          8.774    10.147         33
---------     --         ---        ---         ------    ------       ----
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A         10.311    10.143         12
2011  .      10.131    11.210         1*        10.143    11.246         41
2012  .      11.210    11.780         3         11.246    11.842         51
---------    ------    ------       ---         ------    ------       ----
LVIP Capital Growth
2008  .       9.366     6.188        16          9.415     6.208        141
2009  .       6.188     8.233        30          6.208     8.276      1,286
2010  .       8.233     9.663        53          8.276     9.733      2,939
2011  .       9.663     8.674        50          9.733     8.754      3,193
2012  .       8.674    10.189        46          8.754    10.304      3,003
---------    ------    ------       ---         ------    ------      -----
LVIP Clarion Global Real Estate
2008  .       N/A        N/A        N/A          7.863     4.731         17
2009  .       N/A        N/A        N/A          4.731     6.447         35
2010  .       N/A        N/A        N/A          6.447     7.517         60
2011  .       N/A        N/A        N/A          7.517     6.787         66
2012  .       N/A        N/A        N/A          6.787     8.366         45
---------    ------    ------       ---         ------    ------      -----
LVIP Columbia Small-Mid Cap Growth RPM
2008  .       N/A        N/A        N/A          9.650     5.510          4
2009  .       N/A        N/A        N/A          5.510     8.085          9
2010  .       N/A        N/A        N/A          8.085    10.171         12
2011  .       N/A        N/A        N/A         10.171     9.291         12
2012  .       N/A        N/A        N/A          9.291     9.779         11
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Bond
2008  .      10.736    10.206        35         10.517    10.012      1,046
2009  .      10.206    11.959        74         10.012    11.756      4,322
2010  .      11.959    12.789       123         11.756    12.596      9,066
2011  .      12.789    13.567       121         12.596    13.390      9,152
2012  .      13.567    14.255       121         13.390    14.097      9,024
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Diversified Floating Rate
2010  .      10.070    10.072         1*        10.082    10.084          6
2011  .      10.072     9.913         1*        10.084     9.945         52
2012  .       9.913    10.193         1*         9.945    10.246         46
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Foundation Aggressive Allocation(1)
2008  .       N/A        N/A        N/A         10.084     7.069         12
2009  .       N/A        N/A        N/A          7.069     9.223         20
2010  .       N/A        N/A        N/A          9.223    10.256         19
2011  .       N/A        N/A        N/A         10.256     9.933         18
2012  .       N/A        N/A        N/A          9.933    11.125         17
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Growth and Income
2008  .      10.282     7.224         3          9.748     6.742          4
2009  .       7.224     8.876         4          6.742     8.302          6
2010  .       8.876     9.880         4          8.302     9.259         12
2011  .       9.880     9.854         3          9.259     9.253         19
2012  .       9.854    11.200         3          9.253    10.538         18
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Baron Growth Opportunities
2008  .       9.610     6.223          53        9.622     6.236         8
2009  .       6.223     8.543          85        6.236     8.570        22
2010  .       8.543    10.716         176        8.570    10.761        18
2011  .      10.716    11.064         212       10.761    11.121        11
2012  .      11.064    12.985         198       11.121    13.065         8
---------    ------    ------         ---       ------    ------        --
LVIP BlackRock Emerging Markets Index RPM
2012  .      10.543    11.005           3        N/A        N/A        N/A
---------    ------    ------         ---       ------    ------       ---
LVIP BlackRock Equity Dividend RPM
2008  .       9.535     6.431          53        9.121     6.444         1*
2009  .       6.431     7.851          95        6.444     7.875         2
2010  .       7.851     9.166         104        7.875     9.204         1*
2011  .       9.166     8.842         110        9.204     8.887        20
2012  .       8.842    10.240         106        8.887    10.303        18
---------    ------    ------         ---       ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .      10.129    10.153           3        N/A        N/A        N/A
2011  .      10.153    11.274         243       10.159    11.292         7
2012  .      11.274    11.888         295       11.292    11.919        21
---------    ------    ------         ---       ------    ------       ---
LVIP Capital Growth
2008  .       9.425     6.223         549        9.471     6.233        22
2009  .       6.223     8.309       3,837        6.233     8.331        79
2010  .       8.309     9.786       8,448        8.331     9.821       157
2011  .       9.786     8.815       9,144        9.821     8.856       168
2012  .       8.815    10.392       8,420        8.856    10.450       154
---------    ------    ------       -----       ------    ------       ---
LVIP Clarion Global Real Estate
2008  .       7.764     4.743          30        7.895     4.751         8
2009  .       4.743     6.472          54        4.751     6.489        19
2010  .       6.472     7.559          75        6.489     7.586        23
2011  .       7.559     6.834          92        7.586     6.866        15
2012  .       6.834     8.437          87        6.866     8.485        12
---------    ------    ------       -----       ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2008  .       9.527     5.524          16        9.466     5.533         1*
2009  .       5.524     8.117          29        5.533     8.139         1*
2010  .       8.117    10.227          42        8.139    10.264         6
2011  .      10.227     9.356          44       10.264     9.399         6
2012  .       9.356     9.863          43        9.399     9.919         6
---------    ------    ------       -----       ------    ------       ---
LVIP Delaware Bond
2008  .      10.570    10.044       3,510       10.622    10.065       282
2009  .      10.044    11.811      13,814       10.065    11.848       501
2010  .      11.811    12.674      27,791       11.848    12.726       702
2011  .      12.674    13.493      27,722       12.726    13.562       668
2012  .      13.493    14.227      27,034       13.562    14.314       653
---------    ------    ------      ------       ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .      10.093    10.094          14        N/A        N/A        N/A
2011  .      10.094     9.969         188       10.100     9.986         5
2012  .       9.969    10.287         208        9.986    10.314         5
---------    ------    ------      ------       ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(1)
2008  .      10.266     7.091          49       10.298     7.106         1*
2009  .       7.091     9.266          53        7.106     9.295         1*
2010  .       9.266    10.319          53        9.295    10.362         1*
2011  .      10.319    10.009          53       10.362    10.061         1*
2012  .      10.009    11.227          56       10.061    11.297         1*
---------    ------    ------      ------       ------    ------       ---
LVIP Delaware Growth and Income
2008  .       9.766     6.764          14        N/A        N/A        N/A
2009  .       6.764     8.340          42        N/A        N/A        N/A
2010  .       8.340     9.316          78        N/A        N/A        N/A
2011  .       9.316     9.325          86        N/A        N/A        N/A
2012  .       9.325    10.636          91        N/A        N/A        N/A
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Social Awareness
2008  .       N/A        N/A        N/A          9.442     6.654          2
2009  .       N/A        N/A        N/A          6.654     8.542          2
2010  .       N/A        N/A        N/A          8.542     9.412          7
2011  .       N/A        N/A        N/A          9.412     9.355          7
2012  .       N/A        N/A        N/A          9.355    10.651          7
---------     --         ---        ---          -----    ------          -
LVIP Delaware Special Opportunities
2008  .       N/A        N/A        N/A          8.851     5.746         10
2009  .       N/A        N/A        N/A          5.746     7.402         12
2010  .       N/A        N/A        N/A          7.402     9.550         24
2011  .       N/A        N/A        N/A          9.550     8.941         21
2012  .       N/A        N/A        N/A          8.941    10.148         25
---------     --         ---        ---          -----    ------         --
LVIP Dimensional Non-U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          8.580     9.789          2
---------     --         ---        ---          -----    ------       ----
LVIP Dimensional U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A         10.723    10.906          1*
---------     --         ---        ---         ------    ------       ----
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A        N/A        N/A         10.291    10.389          4
2012  .       N/A        N/A        N/A         10.389    10.655         19
---------     --         ---        ---         ------    ------       ----
LVIP Global Income
2009  .       N/A        N/A        N/A         10.095    10.719        174
2010  .     10.708     11.588         1*        10.719    11.623        706
2011  .     11.588     11.557         2         11.623    11.615        778
2012  .     11.557     12.279         6         11.615    12.365        766
---------   ------     ------       ---         ------    ------       ----
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .     10.839     10.992         1*        10.852    11.028          4
2012  .     10.992     12.463         3         11.028    12.528         35
---------   ------     ------       ---         ------    ------       ----
LVIP JPMorgan Mid Cap Value RPM
2008  .       N/A        N/A        N/A          8.679     6.128          1*
2009  .       N/A        N/A        N/A          6.128     7.553          5
2010  .       N/A        N/A        N/A          7.553     9.315         10
2011  .       N/A        N/A        N/A          9.315     9.047         18
2012  .       N/A        N/A        N/A          9.047    10.173         14
---------   ------     ------       ---         ------    ------       ----
LVIP MFS International Growth
2008  .       N/A        N/A        N/A          9.908     5.652         12
2009  .      6.116      7.550         2          5.652     7.590        287
2010  .      7.550      8.425        15          7.590     8.487      1,066
2011  .      8.425      7.491        15          8.487     7.561      1,279
2012  .      7.491      8.825        14          7.561     8.925      1,171
---------   ------     ------       ---         ------    ------      -----
LVIP MFS Value
2008  .      8.734      6.506        31          9.457     6.527        883
2009  .      6.506      7.765        71          6.527     7.806      3,023
2010  .      7.765      8.549       100          7.806     8.611      5,869
2011  .      8.549      8.426        99          8.611     8.504      6,215
2012  .      8.426      9.670        94          8.504     9.779      5,666
---------   ------     ------       ---         ------    ------      -----
LVIP Mid-Cap Value
2008  .       N/A        N/A        N/A          8.244     5.085         34
2009  .       N/A        N/A        N/A          5.085     7.161         72
2010  .       N/A        N/A        N/A          7.161     8.771        102
2011  .       N/A        N/A        N/A          8.771     7.862        104
2012  .       N/A        N/A        N/A          7.862     9.647         96
---------   ------     ------       ---         ------    ------      -----
LVIP Mondrian International Value
2008  .       N/A        N/A        N/A         10.724     7.235         30
2009  .      6.683      9.140         2          7.235     8.671         36
2010  .       N/A        N/A        N/A          8.671     8.783         38
2011  .       N/A        N/A        N/A          8.783     8.317         42
2012  .       N/A        N/A        N/A          8.317     9.012         42
---------   ------     ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Social Awareness
2008  .       9.786     6.675          1*        9.480     6.689         1*
2009  .       6.675     8.582         20         6.689     8.609        11
2010  .       8.582     9.470         31         8.609     9.510        32
2011  .       9.470     9.427         42         9.510     9.475        29
2012  .       9.427    10.749         40         9.475    10.815        21
---------     -----    ------         --         -----    ------        --
LVIP Delaware Special Opportunities
2008  .       8.375     5.760         14         8.646     5.769         4
2009  .       5.760     7.431         48         5.769     7.450         4
2010  .       7.431     9.602         56         7.450     9.636         1*
2011  .       9.602     9.003         66         9.636     9.044         1*
2012  .       9.003    10.234         63         9.044    10.291         1*
---------     -----    ------         --         -----    ------        --
LVIP Dimensional Non-U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       9.403     9.812          1*        N/A        N/A        N/A
---------     -----    ------       ----         -----    ------       ---
LVIP Dimensional U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       9.736    10.933          6         N/A        N/A        N/A
---------     -----    ------       ----         -----    ------       ---
LVIP Dimensional/Vanguard Total Bond
2011  .      10.058    10.399         38        10.281    10.406         1*
2012  .      10.399    10.681        124        10.406    10.698         2
---------    ------    ------       ----        ------    ------       ---
LVIP Global Income
2009  .      10.119    10.730        452        10.462    10.738        13
2010  .      10.730    11.653      1,597        10.738    11.673        39
2011  .      11.653    11.662      1,728        11.673    11.694        25
2012  .      11.662    12.434      1,692        11.694    12.481        31
---------    ------    ------      -----        ------    ------       ---
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.863    11.055         24        10.869    11.073         1*
2012  .      11.055    12.578        100        11.073    12.611        10
---------    ------    ------      -----        ------    ------       ---
LVIP JPMorgan Mid Cap Value RPM
2008  .       8.688     6.144          2         8.338     6.154         1*
2009  .       6.144     7.583         12         6.154     7.603         1*
2010  .       7.583     9.367         34         7.603     9.401         1*
2011  .       9.367     9.111         34         9.401     9.152         1*
2012  .       9.111    10.260         42         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP MFS International Growth
2008  .       9.724     5.665         62        10.013     5.675         5
2009  .       5.665     7.620        885         5.675     7.640        22
2010  .       7.620     8.533      3,151         7.640     8.564        62
2011  .       8.533     7.614      3,754         8.564     7.649        73
2012  .       7.614     9.001      3,346         7.649     9.052        64
---------    ------    ------      -----        ------    ------       ---
LVIP MFS Value
2008  .       9.341     6.543      2,955         9.473     6.554       240
2009  .       6.543     7.836      9,796         6.554     7.857       376
2010  .       7.836     8.658     17,911         7.857     8.689       508
2011  .       8.658     8.563     18,668         8.689     8.602       485
2012  .       8.563     9.862     16,717         8.602     9.918       435
---------    ------    ------     ------        ------    ------       ---
LVIP Mid-Cap Value
2008  .       8.253     5.098         59         8.194     5.106        13
2009  .       5.098     7.189        144         5.106     7.208        12
2010  .       7.189     8.818        196         7.208     8.850        20
2011  .       8.818     7.917        205         8.850     7.953        13
2012  .       7.917     9.729        183         7.953     9.784        11
---------    ------    ------     ------        ------    ------       ---
LVIP Mondrian International Value
2008  .      10.393     7.258         25        10.619     7.273         4
2009  .       7.258     8.711         59         7.273     8.738        11
2010  .       8.711     8.837        110         8.738     8.874        19
2011  .       8.837     8.381        137         8.874     8.423        18
2012  .       8.381     9.095        121         8.423     9.150        36
---------    ------    ------     ------        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Money Market
2008  .   10.574      10.592          3         10.455    10.543       116
2009  .   10.592      10.485         10         10.543    10.457       186
2010  .   10.485      10.375          9         10.457    10.368       190
2011  .   10.375      10.264          8         10.368    10.278       309
2012  .   10.264      10.155         14         10.278    10.189       280
--------- ------      ------         --         ------    ------       ---
LVIP Protected Profile 2010
2008  .   N/A           N/A         N/A         10.090     7.885         7
2009  .   N/A           N/A         N/A          7.885     9.697        10
2010  .   N/A           N/A         N/A          9.697    10.685        10
2011  .   N/A           N/A         N/A         10.685    10.694        10
2012  .   N/A           N/A         N/A         10.694    11.475        10
--------- ------      ------        ---         ------    ------       ---
LVIP Protected Profile 2020
2008  .   N/A           N/A         N/A          7.872     7.465         2
2009  .   N/A           N/A         N/A          7.465     9.273         3
2010  .   N/A           N/A         N/A          9.273    10.270         3
2011  .   N/A           N/A         N/A         10.270    10.173         3
2012  .   N/A           N/A         N/A         10.173    10.899         3
--------- ------      ------        ---         ------    ------       ---
LVIP Protected Profile 2030
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP Protected Profile 2040
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP Protected Profile Conservative
2008  .   N/A           N/A         N/A         10.418     8.672        30
2009  .   N/A           N/A         N/A          8.672    10.703        46
2010  .   N/A           N/A         N/A         10.703    11.693       104
2011  .   N/A           N/A         N/A         11.693    11.985       119
2012  .   N/A           N/A         N/A         11.985    13.006       131
--------- ------      ------        ---         ------    ------       ---
LVIP Protected Profile Growth
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          6.913     9.309        64
2010  .   N/A           N/A         N/A          9.309    10.372       296
2011  .   N/A           N/A         N/A         10.372    10.254       352
2012  .   N/A           N/A         N/A         10.254    11.064       519
--------- ------      ------        ---         ------    ------       ---
LVIP Protected Profile Moderate
2008  .   N/A           N/A         N/A         10.407     7.963        55
2009  .   N/A           N/A         N/A          7.963    10.080       171
2010  .   N/A           N/A         N/A         10.080    11.156       347
2011  .   N/A           N/A         N/A         11.156    11.157       480
2012  .   N/A           N/A         N/A         11.157    12.088       705
--------- ------      ------        ---         ------    ------       ---
LVIP SSGA Bond Index
2008  .   N/A           N/A         N/A         10.204    10.497         7
2009  .   N/A           N/A         N/A         10.497    10.847        23
2010  .   N/A           N/A         N/A         10.847    11.363        71
2011  .   N/A           N/A         N/A         11.363    12.064        88
2012  .   N/A           N/A         N/A         12.064    12.386       109
--------- ------      ------        ---         ------    ------       ---
LVIP SSgA Conservative Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         10.967    11.465        64
--------- ------      ------        ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Money Market
2008  .      10.508    10.577        433        10.507    10.599       148
2009  .      10.577    10.506        335        10.599    10.539        92
2010  .      10.506    10.432        326        10.539    10.475        13
2011  .      10.432    10.357        765        10.475    10.410        17
2012  .      10.357    10.283        736        10.410    10.346        35
---------    ------    ------        ---        ------    ------       ---
LVIP Protected Profile 2010
2008  .      10.205     7.904          9         N/A        N/A        N/A
2009  .       7.904     9.735         18         N/A        N/A        N/A
2010  .       9.735    10.743         16         N/A        N/A        N/A
2011  .      10.743    10.768         12         N/A        N/A        N/A
2012  .      10.768    11.572          6         N/A        N/A        N/A
---------    ------    ------        ---        ------    ------       ---
LVIP Protected Profile 2020
2008  .       9.840     7.483          4         N/A        N/A        N/A
2009  .       7.483     9.309         10         N/A        N/A        N/A
2010  .       9.309    10.326         10         N/A        N/A        N/A
2011  .      10.326    10.243         10         N/A        N/A        N/A
2012  .      10.243    10.991         14         N/A        N/A        N/A
---------    ------    ------        ---        ------    ------       ---
LVIP Protected Profile 2030
2008  .       6.673     7.158          1*        N/A        N/A        N/A
2009  .       7.158     9.069          1*        N/A        N/A        N/A
2010  .       9.069    10.104          1*        N/A        N/A        N/A
2011  .      10.104     9.947          1*        N/A        N/A        N/A
2012  .       9.947    10.626          1*        N/A        N/A        N/A
---------    ------    ------        ---        ------    ------       ---
LVIP Protected Profile 2040
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ----        ------    ------       ---
LVIP Protected Profile Conservative
2008  .      10.450     8.699        100         N/A        N/A        N/A
2009  .       8.699    10.753        326         8.569    10.788        21
2010  .      10.753    11.765        439        10.788    11.814        11
2011  .      11.765    12.077        467        11.814    12.140        89
2012  .      12.077    13.126        512        12.140    13.207        61
---------    ------    ------       ----        ------    ------       ---
LVIP Protected Profile Growth
2008  .      10.307     7.321         31        10.347     7.336        11
2009  .       7.321     9.352        159         7.336     9.381        11
2010  .       9.352    10.436        479         9.381    10.479        52
2011  .      10.436    10.332        637        10.479    10.385        83
2012  .      10.332    11.165      1,068        10.385    11.234       113
---------    ------    ------      -----        ------    ------       ---
LVIP Protected Profile Moderate
2008  .      10.426     7.988        148        10.476     8.005         1*
2009  .       7.988    10.127        297         8.005    10.159         8
2010  .      10.127    11.225        715        10.159    11.272        47
2011  .      11.225    11.243        867        11.272    11.301        51
2012  .      11.243    12.199      1,497        11.301    12.274        61
---------    ------    ------      -----        ------    ------       ---
LVIP SSGA Bond Index
2008  .       9.977    10.506          1*       10.123    10.511         2
2009  .      10.506    10.871        205        10.511    10.888         8
2010  .      10.871    11.406        306        10.888    11.435         7
2011  .      11.406    12.128        352        11.435    12.171         6
2012  .      12.128    12.471        536        12.171    12.527        11
---------    ------    ------      -----        ------    ------       ---
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.478    10.654          2         N/A        N/A        N/A
2012  .      10.654    11.507         72        11.406    11.535         1*
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Conservative Structured Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.425    10.594         2
2012  .   N/A           N/A         N/A         10.594    11.348         7
--------- -----        -----        --------    ------    ------       ---
LVIP SSGA Developed International 150
2008  .   N/A           N/A         N/A          8.338     6.283         2
2009  .   N/A           N/A         N/A          6.283     8.987         5
2010  .   N/A           N/A         N/A          8.987     9.530        13
2011  .   N/A           N/A         N/A          9.530     8.278        20
2012  .   N/A           N/A         N/A          8.278     9.300        22
--------- -----        -----        --------    ------    ------       ---
LVIP SSGA Emerging Markets 100
2008  .   N/A           N/A         N/A          8.123     6.074         2
2009  .   N/A           N/A         N/A          6.074    11.405         6
2010  .   N/A           N/A         N/A         11.405    14.405        18
2011  .   N/A           N/A         N/A         14.405    12.113        19
2012  .   N/A           N/A         N/A         12.113    13.491        19
--------- -----        -----        --------    ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM(3)
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   7.014        9.211          2          6.515     8.568        21
2010  .   N/A           N/A         N/A          8.568     9.212        23
2011  .   N/A           N/A         N/A          9.212     9.126        58
2012  .   N/A           N/A         N/A          9.126    10.028        51
--------- -----        -----        ---         ------    ------       ---
LVIP SSgA International Index
2008  .   N/A           N/A         N/A          8.303     6.420         2
2009  .   N/A           N/A         N/A          6.420     8.114         7
2010  .   N/A           N/A         N/A          8.114     8.587        16
2011  .   N/A           N/A         N/A          8.587     7.438        24
2012  .   N/A           N/A         N/A          7.438     8.685        25
--------- -----        -----        ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .   N/A           N/A         N/A          9.689     6.998         3
2009  .   N/A           N/A         N/A          6.998     9.360         9
2010  .   N/A           N/A         N/A          9.360    11.029        25
2011  .   N/A           N/A         N/A         11.029    11.156        30
2012  .   N/A           N/A         N/A         11.156    12.377        28
--------- -----        -----        ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.684    10.537         1*
2012  .   N/A           N/A         N/A         10.537    11.636        19
--------- -----        -----        ---         ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         10.758    11.469         3
--------- -----        -----        ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         11.239    11.632         5
--------- -----        -----        ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.882    10.569         3
2012  .   N/A           N/A         N/A         10.569    11.639         5
--------- -----        -----        ---         ------    ------       ---
LVIP SSGA S&P 500 Index
2008  .   N/A           N/A         N/A          8.821     6.231         7
2009  .   N/A           N/A         N/A          6.231     7.767        26
2010  .   N/A           N/A         N/A          7.767     8.809        48
2011  .   N/A           N/A         N/A          8.809     8.870        60
2012  .   N/A           N/A         N/A          8.870    10.140        58
--------- -----        -----        ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.431    10.616        22          N/A        N/A        N/A
2012  .      10.616    11.389         1*        10.723    11.417         7
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA Developed International 150
2008  .       6.019     6.288         1*         8.749     6.291         2
2009  .       6.288     9.008        41          6.291     9.021         4
2010  .       9.008     9.566        62          9.021     9.590         4
2011  .       9.566     8.322        78          9.590     8.351         4
2012  .       8.322     9.363        92          8.351     9.405         7
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA Emerging Markets 100
2008  .       5.782     6.079         1*         8.382     6.082         1*
2009  .       6.079    11.432        28          6.082    11.449         2
2010  .      11.432    14.471        49         11.449    14.497         2
2011  .      14.471    12.186        73         14.497    12.220         4
2012  .      12.186    13.593        74         12.220    13.644         4
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM(3)
2008  .       9.479     6.648         3          N/A        N/A        N/A
2009  .       6.648     8.609        17          8.533     8.635         2
2010  .       8.609     9.269        24          8.635     9.307         2
2011  .       9.269     9.196       140          9.307     9.243         3
2012  .       9.196    10.120       124          9.243    10.182         3
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA International Index
2008  .       6.180     6.425         1*         8.732     6.429         2
2009  .       6.425     8.133        56          6.429     8.145         4
2010  .       8.133     8.619        75          8.145     8.641         4
2011  .       8.619     7.478        96          8.641     7.504         4
2012  .       7.478     8.744       125          7.504     8.784         7
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .       6.790     7.004         1*        10.157     7.007         2
2009  .       7.004     9.381        72          7.007     9.396         5
2010  .       9.381    11.071       100          9.396    11.099         5
2011  .      11.071    11.215       112         11.099    11.255         8
2012  .      11.215    12.461       138         11.255    12.518         6
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.690    10.560         1*         N/A        N/A        N/A
2012  .      10.560    11.678        47          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .      10.491    10.593         4          N/A        N/A        N/A
2011  .      10.593    10.518        28          N/A        N/A        N/A
2012  .      10.518    11.511        30          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.829    10.448         8          N/A        N/A        N/A
2012  .      10.448    11.674         8          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .      10.761    10.889        10          N/A        N/A        N/A
2011  .      10.889    10.592        10          N/A        N/A        N/A
2012  .      10.592    11.681        14          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA S&P 500 Index
2008  .       9.637     6.251        27          9.228     6.264        16
2009  .       6.251     7.803       153          6.264     7.827        33
2010  .       7.803     8.864       189          7.827     8.900         6
2011  .       8.864     8.938       212          8.900     8.984         6
2012  .       8.938    10.234       231          8.984    10.296         8
---------    ------    ------       ---         ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSGA Small-Cap Index
2008  .       N/A        N/A        N/A          8.450     5.996         4
2009  .       N/A        N/A        N/A          5.996     7.470        10
2010  .       N/A        N/A        N/A          7.470     9.319        16
2011  .       N/A        N/A        N/A          9.319     8.792        18
2012  .       N/A        N/A        N/A          8.792    10.073        17
---------     --         ---        --------     -----    ------        --
LVIP SSgA Small-Mid Cap 200
2008  .       N/A        N/A        N/A         10.478     7.250         1*
2009  .       N/A        N/A        N/A          7.250    10.870         2
2010  .       N/A        N/A        N/A         10.870    13.728         6
2011  .       N/A        N/A        N/A         13.728    13.271         8
2012  .       N/A        N/A        N/A         13.271    14.933         7
---------     --         ---        --------    ------    ------        --
LVIP T. Rowe Price Growth Stock
2008  .       N/A        N/A        N/A          8.918     5.730        29
2009  .       N/A        N/A        N/A          5.730     8.105        55
2010  .       N/A        N/A        N/A          8.105     9.352        76
2011  .       N/A        N/A        N/A          9.352     9.093        74
2012  .       N/A        N/A        N/A          9.093    10.635        71
---------     --         ---        --------    ------    ------        --
LVIP T. Rowe Price Structured Mid-Cap Growth
2008  .      11.177     6.904         1*        10.528     6.314        32
2009  .       6.904     9.968         1*         6.314     9.134        38
2010  .       9.968    12.626         1*         9.134    11.593        41
2011  .      12.626    11.974         1*        11.593    11.016        37
2012  .      11.974    13.740         1*        11.016    12.666        33
---------    ------    ------       ---         ------    ------        --
LVIP Templeton Growth RPM
2008  .       9.313     6.034         2          8.857     6.054       140
2009  .       6.034     7.628         3          6.054     7.668       199
2010  .       7.628     8.020         7          7.668     8.079       270
2011  .       8.020     7.668         7          8.079     7.739       247
2012  .       7.668     9.170         7          7.739     9.273       182
---------    ------    ------       ---         ------    ------       ---
LVIP UBS Large Cap Growth RPM
2008  .       N/A        N/A        N/A         11.495     7.059        11
2009  .       N/A        N/A        N/A          7.059     9.666        21
2010  .       N/A        N/A        N/A          9.666    10.640        29
2011  .       N/A        N/A        N/A         10.640     9.920        32
2012  .       N/A        N/A        N/A          9.920    11.414        27
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A         10.071    10.692         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          9.239     9.885         3
---------    ------    ------       ---         ------    ------       ---
MFS VIT Growth
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          8.635     9.844        20
2011  .       N/A        N/A        N/A          9.844     9.701        23
2012  .       N/A        N/A        N/A          9.701    11.256        24
---------    ------    ------       ---         ------    ------       ---
MFS VIT Total Return
2008  .      10.367     8.481         5         10.039     8.044       126
2009  .       8.481     9.875         5          8.044     9.385       310
2010  .       9.875    10.708         7          9.385    10.197       560
2011  .      10.708    10.758         7         10.197    10.266       576
2012  .      10.758    11.804         7         10.266    11.286       556
---------    ------    ------       ---         ------    ------       ---
MFS VIT Utilities
2008  .      14.240     8.891         5         11.929     8.093        68
2009  .       8.891    11.684         5          8.093    10.657       106
2010  .      11.684    13.118         7         10.657    11.988       136
2011  .      13.118    13.818         6         11.988    12.654       130
2012  .      13.818    15.473         9         12.654    14.197       128
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSGA Small-Cap Index
2008  .       8.168     6.011          7         8.569     6.021         9
2009  .       6.011     7.500         55         6.021     7.519        14
2010  .       7.500     9.369         59         7.519     9.403         6
2011  .       9.369     8.853         66         9.403     8.894         3
2012  .       8.853    10.158         73         8.894    10.215         3
---------     -----    ------         --         -----    ------        --
LVIP SSgA Small-Mid Cap 200
2008  .       7.010     7.256          1*       11.096     7.259         1*
2009  .       7.256    10.896         18         7.259    10.912         2
2010  .      10.896    13.781         24        10.912    13.815         1*
2011  .      13.781    13.342         25        13.815    13.388         1*
2012  .      13.342    15.036         35        13.388    15.103         2
---------    ------    ------         --        ------    ------        --
LVIP T. Rowe Price Growth Stock
2008  .       9.454     5.744         72         8.884     5.753         6
2009  .       5.744     8.137        122         5.753     8.158         6
2010  .       8.137     9.403        205         8.158     9.437         7
2011  .       9.403     9.156        206         9.437     9.199        16
2012  .       9.156    10.725        157         9.199    10.785        27
---------    ------    ------        ---        ------    ------        --
LVIP T. Rowe Price Structured Mid-Cap Growth
2008  .      10.256     6.334         34         7.388     6.348         1*
2009  .       6.334     9.177         82         6.348     9.206        12
2010  .       9.177    11.664        159         9.206    11.713         9
2011  .      11.664    11.100        150        11.713    11.158         4
2012  .      11.100    12.782        137        11.158    12.861         4
---------    ------    ------        ---        ------    ------        --
LVIP Templeton Growth RPM
2008  .       9.602     6.069        313         8.916     6.079        18
2009  .       6.069     7.698        537         6.079     7.719        11
2010  .       7.698     8.123        842         7.719     8.152        21
2011  .       8.123     7.793        808         8.152     7.829        10
2012  .       7.793     9.352        659         7.829     9.405         5
---------    ------    ------        ---        ------    ------        --
LVIP UBS Large Cap Growth RPM
2008  .      10.840     7.081          7         N/A        N/A        N/A
2009  .       7.081     9.711         31         N/A        N/A        N/A
2010  .       9.711    10.706         48         9.741    10.750         1*
2011  .      10.706     9.996         48        10.750    10.048         2
2012  .       9.996    11.519         42        10.048    11.590         2
---------    ------    ------        ---        ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .       9.068     9.400          2         N/A        N/A        N/A
2012  .       9.400    10.718         19        10.269    10.735         1*
---------    ------    ------        ---        ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .       8.884     8.387          4         N/A        N/A        N/A
2012  .       8.387     9.909         11         N/A        N/A        N/A
---------    ------    ------        ---        ------    ------       ---
MFS VIT Growth
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       6.152     8.655          5         N/A        N/A        N/A
2010  .       8.655     9.881         30         8.668     9.906         3
2011  .       9.881     9.752         55         9.906     9.787         3
2012  .       9.752    11.332         62         9.787    11.384         1*
---------    ------    ------       ----        ------    ------       ---
MFS VIT Total Return
2008  .       9.970     8.070        534        10.070     8.087        54
2009  .       8.070     9.429      1,334         8.087     9.458        70
2010  .       9.429    10.260      2,003         9.458    10.302        77
2011  .      10.260    10.345      1,956        10.302    10.398        79
2012  .      10.345    11.390      1,879        10.398    11.460        63
---------    ------    ------      -----        ------    ------       ---
MFS VIT Utilities
2008  .      11.797     8.119        247        12.301     8.136        40
2009  .       8.119    10.707        375         8.136    10.740        30
2010  .      10.707    12.063        449        10.740    12.112        27
2011  .      12.063    12.751        435        12.112    12.817        21
2012  .      12.751    14.328        380        12.817    14.416        19
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Morgan Stanley UIF Capital Growth
2008  .   N/A           N/A         N/A          N/A       N/A         N/A
2009  .   N/A           N/A         N/A         10.156   16.921         17
2010  .   N/A           N/A         N/A         16.921   20.561         26
2011  .   N/A           N/A         N/A         20.561   19.757         23
2012  .   N/A           N/A         N/A         19.757   22.332         21
--------- ----------- -------- -------------    ------   ------        ---
NB AMT Mid Cap Growth
2008  .   N/A           N/A         N/A          N/A       N/A         N/A
2009  .   N/A           N/A         N/A          N/A       N/A         N/A
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ----------- -------- -------------    ------   ------        ---
NB AMT Mid Cap Intrinsic Value
2008  .   N/A           N/A         N/A          N/A       N/A         N/A
2009  .   N/A           N/A         N/A          N/A       N/A         N/A
2010  .   N/A           N/A         N/A          N/A       N/A         N/A
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ----------- -------- -------------    ------   ------        ---
Oppenheimer Global Securities
2008  .   N/A           N/A         N/A          N/A       N/A         N/A
2009  .   N/A           N/A         N/A          9.850   15.345         14
2010  .   N/A           N/A         N/A         15.345   17.595         42
2011  .   N/A           N/A         N/A         17.595   15.951         66
2012  .   N/A           N/A         N/A         15.951   19.120         75
--------- ----------- -------- -------------    ------   ------        ---
PIMCO VIT CommodityRealReturn Strategy
2009  .   N/A           N/A         N/A         10.887   12.557          1*
2010  .   N/A           N/A         N/A         12.557   15.462         12
2011  .   N/A           N/A         N/A         15.462   14.168         13
2012  .   N/A           N/A         N/A         14.168   14.760         13
--------- ----------- -------- -------------    ------   ------        ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Morgan Stanley UIF Capital Growth
2008  .     10.065    10.340          1*        N/A        N/A         N/A
2009  .     10.340    16.949         21        10.164    16.968          1*
2010  .     16.949    20.627         29        16.968    20.670          1*
2011  .     20.627    19.850         28        20.670    19.912          1*
2012  .     19.850    22.470         27        19.912    22.563          1*
---------   ------    ------         --        ------    ------        ---
NB AMT Mid Cap Growth
2008  .      N/A        N/A         N/A         N/A        N/A         N/A
2009  .      N/A        N/A         N/A         N/A        N/A         N/A
2010  .      N/A        N/A         N/A         N/A        N/A         N/A
2011  .      N/A        N/A         N/A         N/A        N/A         N/A
2012  .      N/A        N/A         N/A         N/A        N/A         N/A
---------   ------    ------        ---        ------    ------        ---
NB AMT Mid Cap Intrinsic Value
2008  .      N/A        N/A         N/A         N/A        N/A         N/A
2009  .      N/A        N/A         N/A         N/A        N/A         N/A
2010  .      N/A        N/A         N/A         N/A        N/A         N/A
2011  .      N/A        N/A         N/A         N/A        N/A         N/A
2012  .      N/A        N/A         N/A         N/A        N/A         N/A
---------   ------    ------        ---        ------    ------        ---
Oppenheimer Global Securities
2008  .      N/A        N/A         N/A         N/A        N/A         N/A
2009  .     10.816    15.371         60        14.748    15.387          1*
2010  .     15.371    17.652        136        15.387    17.688          2
2011  .     17.652    16.026        143        17.688    16.075          2
2012  .     16.026    19.238        125        16.075    19.317          2
---------   ------    ------        ---        ------    ------        ---
PIMCO VIT CommodityRealReturn Strategy
2009  .     11.195    12.569          5        11.659    12.578          1*
2010  .     12.569    15.500         39        12.578    15.526          2
2011  .     15.500    14.224         21        15.526    14.262          1*
2012  .     14.224    14.841         23        14.262    14.895          1*
---------   ------    ------        ---        ------    ------        ---



* The numbers of accumulation units less than 500 were rounded up to one.


** This table reflects the accumulation unit values and the number of accumulation units for both the ChoicePlus Assurance A Share and ChoicePlus Assurance A Class.

(1) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(2) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(3) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Appendix B - Condensed Financial Information

Accumulation Unit Values

The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased on or after November 15, 2010 for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**





                       With EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.955     8.302          6
2012  .       N/A        N/A        N/A          8.302     9.303         10
---------     --         ---        ---         ------     -----       ----
ABVPSF Growth and Income
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          8.298     8.710         21
2012  .       N/A        N/A        N/A          8.710    10.105         20
---------     --         ---        ---         ------    ------       ----
ABVPSF International Value
2010  .       N/A        N/A        N/A          6.942     7.099         17
2011  .       7.808     6.212        20          7.099     5.659        751
2012  .       6.212     7.006        20          5.659     6.395        752
---------     -----     -----       ---         ------    ------       ----
ABVPSF Small/Mid Cap Value
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         11.378    10.288         32
2012  .       N/A        N/A        N/A         10.288    12.061         41
---------     -----     -----       ---         ------    ------       ----
American Funds Global Growth
2010  .       N/A        N/A        N/A         10.946    11.135          2
2011  .      14.554    13.096         2         11.135    10.040        108
2012  .      13.096    15.851         3         10.040    12.176        134
---------    ------    ------       ---         ------    ------       ----
American Funds Global Small Capitalization
2010  .       N/A        N/A        N/A         10.970    11.101         14
2011  .      15.631    12.481        15         11.101     8.882        782
2012  .      12.481    14.567        17          8.882    10.387        946
---------    ------    ------       ---         ------    ------       ----
American Funds Growth
2010  .       N/A        N/A        N/A          9.863    10.052          4
2011  .      12.130    11.467         7         10.052     9.521        308
2012  .      11.467    13.350         6          9.521    11.108        350
---------    ------    ------       ---         ------    ------       ----
American Funds Growth-Income
2010  .       N/A        N/A        N/A          8.968     9.195         28
2011  .      10.937    10.604        23          9.195     8.932      1,601
2012  .      10.604    12.303        33          8.932    10.384      2,041
---------    ------    ------       ---         ------    ------      -----
American Funds International
2010  .       N/A        N/A        N/A         10.500    10.681          2
2011  .      14.352    12.194         3         10.681     9.093        381
2012  .      12.194    14.199         7          9.093    10.610        701
---------    ------    ------       ---         ------    ------      -----
BlackRock Global Allocation V.I.
2010  .       N/A        N/A        N/A         12.512    12.613          2
2011  .      12.572    11.964         4         12.613    12.026        168
2012  .      11.964    12.993         3         12.026    13.087        175
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Diversified Income
2010  .       N/A        N/A        N/A         13.454    13.505         12
2011  .      13.882    14.553        13         13.505    14.186        575
2012  .      14.553    15.361        15         14.186    15.003        702
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Emerging Markets
2010  .       N/A        N/A        N/A         11.479    11.844          1*
2011  .       N/A        N/A        N/A         11.844     9.376        102
2012  .      16.947    17.992         1*         9.376    10.595        121
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.294     9.340         12         N/A        N/A        N/A
2012  .       9.340    10.493         16         N/A        N/A        N/A
---------    ------    ------       ----         --         ---        ---
ABVPSF Growth and Income
2010  .      10.969    11.194          1*        N/A        N/A        N/A
2011  .      11.194    11.779         50         N/A        N/A        N/A
2012  .      11.779    13.700         42         N/A        N/A        N/A
---------    ------    ------       ----         --         ---        ---
ABVPSF International Value
2010  .      11.346    11.581         42         7.183     7.187         1*
2011  .      11.581     9.255      1,684         7.187     5.747        13
2012  .       9.255    10.485      1,666         5.747     6.514        12
---------    ------    ------      -----         -----     -----       ---
ABVPSF Small/Mid Cap Value
2010  .      11.140    11.131          2         N/A        N/A        N/A
2011  .      11.131    10.090         44        11.519    10.447         1*
2012  .      10.090    11.859         55        10.447    12.284         1*
---------    ------    ------      -----        ------    ------       ---
American Funds Global Growth
2010  .      11.511    11.739          8         N/A        N/A        N/A
2011  .      11.739    10.611        353        11.273    10.195         3
2012  .      10.611    12.901        465        10.195    12.402         5
---------    ------    ------      -----        ------    ------       ---
American Funds Global Small Capitalization
2010  .      11.764    11.951         48        11.181    11.239         1*
2011  .      11.951     9.586      2,854        11.239     9.019        19
2012  .       9.586    11.239      3,588         9.019    10.579        25
---------    ------    ------      -----        ------    ------       ---
American Funds Growth
2010  .      11.322    11.593         39        10.186    10.177         1*
2011  .      11.593    11.008      1,096        10.177     9.669         6
2012  .      11.008    12.874      1,257         9.669    11.313         6
---------    ------    ------      -----        ------    ------       ---
American Funds Growth-Income
2010  .      10.791    11.066         98         9.320     9.309         1*
2011  .      11.066    10.777      4,884         9.309     9.070        33
2012  .      10.777    12.560      6,554         9.070    10.576       117
---------    ------    ------      -----        ------    ------       ---
American Funds International
2010  .      11.697    11.855          4         N/A        N/A        N/A
2011  .      11.855    10.118      1,594        10.814     9.234        18
2012  .      10.118    11.835      3,075         9.234    10.806        33
---------    ------    ------      -----        ------    ------       ---
BlackRock Global Allocation V.I.
2010  .      10.818    11.045         10         N/A        N/A        N/A
2011  .      11.045    10.558        798        12.674    12.121         3
2012  .      10.558    11.518        920        12.121    13.230         5
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Diversified Income
2010  .      10.269    10.337         63        13.624    13.672         1*
2011  .      10.337    10.886      3,003        13.672    14.405        16
2012  .      10.886    11.542      3,969        14.405    15.280        24
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Emerging Markets
2010  .      12.011    12.427          4         N/A        N/A        N/A
2011  .      12.427     9.862        549        11.973     9.507         4
2012  .       9.862    11.171        722         9.507    10.775         6
---------    ------    ------      -----        ------    ------       ---

                       With EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP Limited-Term Diversified Income
2010  .       N/A        N/A        N/A         11.707    11.702         32
2011  .     11.852     12.004        53         11.702    11.876      1,711
2012  .     12.004     12.154        59         11.876    12.049      2,260
---------   ------     ------       ---         ------    ------      -----
Delaware VIP REIT
2010  .       N/A        N/A        N/A          8.428     8.410          1*
2011  .       N/A        N/A        N/A          8.410     9.206         19
2012  .       N/A        N/A        N/A          9.206    10.623         23
---------   ------     ------       ---         ------    ------      -----
Delaware VIP Small Cap Value
2010  .       N/A        N/A        N/A         11.665    11.724          1*
2011  .       N/A        N/A        N/A         11.724    11.417         63
2012  .     14.032     14.488         2         11.417    12.838         73
---------   ------     ------       ---         ------    ------      -----
Delaware VIP Smid Cap Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         11.571    12.354         10
2012  .       N/A        N/A        N/A         12.354    13.535         17
---------   ------     ------       ---         ------    ------      -----
Delaware VIP U.S. Growth
2010  .       N/A        N/A        N/A          9.939     9.982         18
2011  .     10.417     11.059        19          9.982    10.618        806
2012  .     11.059     12.664        20         10.618    12.184        936
---------   ------     ------       ---         ------    ------      -----
Delaware VIP Value
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          8.591     9.288         31
2012  .       N/A        N/A        N/A          9.288    10.518         39
---------   ------     ------       ---         ------    ------      -----
DWS Alternative Asset Allocation VIP
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A         12.881    13.271          1*
---------   ------     ------       ---         ------    ------      -----
Fidelity VIP Contrafund
2010  .       N/A        N/A        N/A         10.112    10.258          3
2011  .     12.548     12.047         2         10.258     9.869        195
2012  .     12.047     13.817         5          9.869    11.342        250
---------   ------     ------       ---         ------    ------      -----
Fidelity VIP Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.012     9.905          2
2012  .       N/A        N/A        N/A          9.905    11.213         11
---------   ------     ------       ---         ------    ------      -----
Fidelity VIP Mid Cap
2010  .       N/A        N/A        N/A         12.152    12.147          3
2011  .     15.320     13.487         1*        12.147    10.715        165
2012  .     13.487     15.259         4         10.715    12.147        213
---------   ------     ------       ---         ------    ------      -----
Fidelity VIP Overseas
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          9.486     7.759          4
2012  .       N/A        N/A        N/A          7.759     9.243          3
---------   ------     ------       ---         ------    ------      -----
FTVIPT Franklin Income Securities
2010  .       N/A        N/A        N/A         10.693    10.899          5
2011  .     11.932     12.065         7         10.899    11.043        205
2012  .     12.065     13.423         6         11.043    12.310        253
---------   ------     ------       ---         ------    ------      -----
FTVIPT Franklin Small-Mid Cap Growth Securities
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .     13.121     12.332         2         11.101    10.454         31
2012  .     12.332     13.500         2         10.454    11.467         31
---------   ------     ------       ---         ------    ------      -----
FTVIPT Mutual Shares Securities
2010  .       N/A        N/A        N/A          8.727     8.968         24
2011  .      9.800      9.577        29          8.968     8.782      1,527
2012  .      9.577     10.805        37          8.782     9.928      1,819
---------   ------     ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP Limited-Term Diversified Income
2010  .     10.154    10.162          154       11.834    11.848         1*
2011  .     10.162    10.339        7,723       11.848    12.060        42
2012  .     10.339    10.515       11,091       12.060    12.272       127
---------   ------    ------       ------       ------    ------       ---
Delaware VIP REIT
2010  .      N/A        N/A         N/A          8.533     8.515         1*
2011  .     11.046    12.121           23        8.515     9.348         1*
2012  .     12.121    14.022           43        9.348    10.820         2
---------   ------    ------       ------       ------    ------       ---
Delaware VIP Small Cap Value
2010  .     11.603    11.757            2        N/A        N/A        N/A
2011  .     11.757    11.477          375       11.813    11.538         2
2012  .     11.477    12.938          458       11.538    13.014         6
---------   ------    ------       ------       ------    ------       ---
Delaware VIP Smid Cap Growth
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     12.217    13.077           55        N/A        N/A        N/A
2012  .     13.077    14.362           93       13.398    13.785         1*
---------   ------    ------       ------       ------    ------       ---
Delaware VIP U.S. Growth
2010  .     11.510    11.475           61       10.169    10.105         1*
2011  .     11.475    12.238        2,695       10.105    10.782        18
2012  .     12.238    14.078        3,278       10.782    12.409        26
---------   ------    ------       ------       ------    ------       ---
Delaware VIP Value
2010  .     11.298    11.318            2        N/A        N/A        N/A
2011  .     11.318    12.267           16        N/A        N/A        N/A
2012  .     12.267    13.926           26       10.429    10.713         1*
---------   ------    ------       ------       ------    ------       ---
DWS Alternative Asset Allocation VIP
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     11.106    10.674            2        N/A        N/A        N/A
2012  .     10.674    11.580            3        N/A        N/A        N/A
---------   ------    ------       ------       ------    ------       ---
Fidelity VIP Contrafund
2010  .     11.040    11.376           14        N/A        N/A        N/A
2011  .     11.376    10.971          914       10.386    10.021         7
2012  .     10.971    12.640        1,152       10.021    11.552        32
---------   ------    ------       ------       ------    ------       ---
Fidelity VIP Growth
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     11.809    11.711           14        N/A        N/A        N/A
2012  .     11.711    13.291           25        N/A        N/A        N/A
---------   ------    ------       ------       ------    ------       ---
Fidelity VIP Mid Cap
2010  .     11.783    11.862           10        N/A        N/A        N/A
2011  .     11.862    10.490          682       12.297    10.881         3
2012  .     10.490    11.922          900       10.881    12.372        16
---------   ------    ------       ------       ------    ------       ---
Fidelity VIP Overseas
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     12.298    10.085           16        N/A        N/A        N/A
2012  .     10.085    12.043           15        N/A        N/A        N/A
---------   ------    ------       ------       ------    ------       ---
FTVIPT Franklin Income Securities
2010  .     10.709    10.948           15        N/A        N/A        N/A
2011  .     10.948    11.119          726       11.035    11.213         3
2012  .     11.119    12.426          908       11.213    12.538         3
---------   ------    ------       ------       ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities
2010  .     11.859    11.988            1*      11.286    11.238         1*
2011  .     11.988    11.318           74       11.238    10.616         1*
2012  .     11.318    12.446           75       10.616    11.680         1*
---------   ------    ------       ------       ------    ------       ---
FTVIPT Mutual Shares Securities
2010  .     10.566    10.812           92        9.114     9.080         1*
2011  .     10.812    10.614        4,683        9.080     8.918        42
2012  .     10.614    12.029        5,912        8.918    10.112        57
---------   ------    ------       ------       ------    ------       ---

                       With EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Goldman Sachs VIT Large Cap Value
2010  .       N/A        N/A        N/A         12.805    13.301         18
2011  .      13.245    12.129        25         13.301    12.206        763
2012  .      12.129    14.233        24         12.206    14.351        691
---------    ------    ------       ---         ------    ------        ---
Lord Abbett Fundamental Equity
2010  .       N/A        N/A        N/A         15.563    15.784          1*
2011  .       N/A        N/A        N/A         15.784    14.918         25
2012  .       N/A        N/A        N/A         14.918    16.324         26
---------    ------    ------       ---         ------    ------        ---
LVIP American Global Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ----
LVIP American Global Small Capitalization
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ----
LVIP American Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ----
LVIP American Growth-Income
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ----
LVIP American International
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ----
LVIP Baron Growth Opportunities
2010  .       N/A        N/A        N/A         10.670    10.585          1*
2011  .       N/A        N/A        N/A         10.585    10.896         11
2012  .       N/A        N/A        N/A         10.896    12.749         11
---------    ------    ------       ---         ------    ------       ----
LVIP BlackRock Emerging Markets Index RPM
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ----
LVIP BlackRock Equity Dividend RPM
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          9.054     8.707          1*
2012  .       N/A        N/A        N/A          8.707    10.054          1*
---------    ------    ------       ---         ------    ------       ----
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A         10.120    10.134          2
2011  .      10.121    11.183         1*        10.134    11.219        119
2012  .      11.183    11.733         1*        11.219    11.795        204
---------    ------    ------       ---         ------    ------       ----
LVIP Capital Growth
2010  .       N/A        N/A        N/A          9.443     9.680         20
2011  .       9.613     8.616        24          9.680     8.694        985
2012  .       8.616    10.106        27          8.694    10.218      1,185
---------    ------    ------       ---         ------    ------      -----
LVIP Clarion Global Real Estate
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          7.477     6.740         19
2012  .       N/A        N/A        N/A          6.740     8.296         23
---------    ------    ------       ---         ------    ------      -----
LVIP Columbia Small-Mid Cap Growth RPM
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.116     9.227          3
2012  .       N/A        N/A        N/A          9.227     9.698          3
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Bond
2010  .       N/A        N/A        N/A         12.503    12.519         49
2011  .      12.665    13.415        71         12.519    13.288      2,628
2012  .      13.415    14.075        82         13.288    13.969      3,399
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Goldman Sachs VIT Large Cap Value
2010  .     10.541    10.951          85        13.386    13.385         1*
2011  .     10.951    10.074        3351        13.385    12.320        15
2012  .     10.074    11.875       2,958        12.320    14.529        12
---------   ------    ------       -----        ------    ------        --
Lord Abbett Fundamental Equity
2010  .      N/A        N/A         N/A         15.868    15.885         1*
2011  .     11.261    10.669         262        15.885    15.058         2
2012  .     10.669    11.704         252        15.058    16.527         1*
---------   ------    ------       -----        ------    ------        --
LVIP American Global Growth
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     12.413    11.174           7         N/A        N/A        N/A
2012  .     11.174    13.536           8         N/A        N/A        N/A
---------   ------    ------       -----        ------    ------       ---
LVIP American Global Small Capitalization
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     12.800    10.224          11        12.804    10.232         1*
2012  .     10.224    11.944          27        10.232    11.960         1*
---------   ------    ------       -----        ------    ------       ---
LVIP American Growth
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     12.529    11.848           5         N/A        N/A        N/A
2012  .     11.848    13.804          11         N/A        N/A        N/A
---------   ------    ------       -----        ------    ------       ---
LVIP American Growth-Income
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     12.212    11.844           8         N/A        N/A        N/A
2012  .     11.844    13.752          11         N/A        N/A        N/A
---------   ------    ------       -----        ------    ------       ---
LVIP American International
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     12.305    10.458           2        12.308    10.467         1*
2012  .     10.458    12.186           5        10.467    12.202         1*
---------   ------    ------       -----        ------    ------       ---
LVIP Baron Growth Opportunities
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     11.628    12.000          38         N/A        N/A        N/A
2012  .     12.000    14.076          52        12.815    12.985         3
---------   ------    ------       -----        ------    ------       ---
LVIP BlackRock Emerging Markets Index RPM
2012  .     10.200    11.003           1*        N/A        N/A        N/A
---------   ------    ------       -----        ------    ------       ---
LVIP BlackRock Equity Dividend RPM
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     11.205    10.803           1*        N/A        N/A        N/A
2012  .     10.803    12.505          25        10.219    10.240         1*
---------   ------    ------       -----        ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .     10.102    10.150           5        10.122    10.153         1*
2011  .     10.150    11.265         365        10.153    11.274         1*
2012  .     11.265    11.873         544        11.274    11.888         5
---------   ------    ------       -----        ------    ------       ---
LVIP Capital Growth
2010  .     11.437    11.665          63         9.797     9.786         1*
2011  .     11.665    10.503       3,190         9.786     8.815        24
2012  .     10.503    12.375       4,012         8.815    10.392        33
---------   ------    ------       -----        ------    ------       ---
LVIP Clarion Global Real Estate
2010  .     11.562    11.709           2         N/A        N/A        N/A
2011  .     11.709    10.582          27         7.559     6.834         2
2012  .     10.582    13.058          37         6.834     8.437         3
---------   ------    ------       -----        ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2010  .      N/A        N/A         N/A          N/A        N/A        N/A
2011  .     12.152    11.111          12        10.227     9.356         1*
2012  .     11.111    11.707          28         9.356     9.863         1*
---------   ------    ------       -----        ------    ------       ---
LVIP Delaware Bond
2010  .     10.273    10.322         267        12.642    12.674         1*
2011  .     10.322    10.984      13,009        12.674    13.493        67
2012  .     10.984    11.575      17,755        13.493    14.227        99
---------   ------    ------      ------        ------    ------       ---

                       With EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A         10.076    10.075          1*
2011  .      10.062     9.889         1*        10.075     9.921         84
2012  .       9.889    10.153         1*         9.921    10.206        106
---------    ------    ------       ---         ------    ------        ---
LVIP Delaware Growth and Income
2010  .       N/A        N/A        N/A          9.095     9.202          1*
2011  .       N/A        N/A        N/A          9.202     9.183         38
2012  .       N/A        N/A        N/A          9.183    10.442         26
---------    ------    ------       ---         ------    ------        ---
LVIP Delaware Social Awareness
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          9.354     9.283          3
2012  .       N/A        N/A        N/A          9.283    10.553          3
---------    ------    ------       ---         ------    ------       ----
LVIP Delaware Special Opportunities
2010  .       N/A        N/A        N/A          9.531     9.498          1*
2011  .       N/A        N/A        N/A          9.498     8.879          2
2012  .       N/A        N/A        N/A          8.879    10.063          3
---------    ------    ------       ---         ------    ------       ----
LVIP Dimensional Non-U.S. Equity
2011  .       N/A        N/A        N/A          8.092     8.329          1*
2012  .       N/A        N/A        N/A          8.329     9.764          1*
---------    ------    ------       ---         ------    ------       ----
LVIP Dimensional U.S. Equity
2011  .       N/A        N/A        N/A          9.061     9.388          1*
2012  .       N/A        N/A        N/A          9.388    10.880          3
---------    ------    ------       ---         ------    ------       ----
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A        N/A        N/A         10.014    10.380         28
2012  .       N/A        N/A        N/A         10.380    10.629         48
---------    ------    ------       ---         ------    ------       ----
LVIP Global Income
2010  .       N/A        N/A        N/A         11.451    11.598          4
2011  .      11.560    11.511         3         11.598    11.572        236
2012  .      11.511    12.212         3         11.572    12.301        279
---------    ------    ------       ---         ------    ------       ----
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.829    10.965         1*        10.842    11.001         13
2012  .      10.965    12.414         1*        11.001    12.479         42
---------    ------    ------       ---         ------    ------       ----
LVIP JPMorgan Mid Cap Value RPM
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       9.209     8.913         3          9.275     8.994          4
2012  .       8.913     9.987         1*         8.994    10.098          4
---------    ------    ------       ---         ------    ------       ----
LVIP MFS International Growth
2010  .       N/A        N/A        N/A          8.238     8.441         13
2011  .       8.380     7.440        16          8.441     7.509        512
2012  .       7.440     8.752        16          7.509     8.851        481
---------    ------    ------       ---         ------    ------       ----
LVIP MFS Value
2010  .       N/A        N/A        N/A          8.290     8.564         37
2011  .       8.503     8.367        48          8.564     8.445      2,004
2012  .       8.367     9.589        54          8.445     9.697      2,415
---------    ------    ------       ---         ------    ------      -----
LVIP Mid-Cap Value
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          8.723     7.808         19
2012  .       N/A        N/A        N/A          7.808     9.566         21
---------    ------    ------       ---         ------    ------      -----
LVIP Mondrian International Value
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          8.729     8.253          1*
2012  .       N/A        N/A        N/A          8.253     8.930          1*
---------    ------    ------       ---         ------    ------      -----
LVIP Money Market
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.300    10.192         16
2012  .       N/A        N/A        N/A         10.192    10.088         17
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Diversified Floating Rate
2010  .      10.083    10.091          8        10.096    10.094         1*
2011  .      10.091     9.961        348        10.094     9.969         2
2012  .       9.961    10.274        417         9.969    10.287         2
---------    ------    ------        ---        ------    ------         -
LVIP Delaware Growth and Income
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.999    11.003         13         N/A        N/A        N/A
2012  .      11.003    12.544         14         N/A        N/A        N/A
---------    ------    ------       ----        ------    ------       ---
LVIP Delaware Social Awareness
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.900    10.844         11         N/A        N/A        N/A
2012  .      10.844    12.359         17         N/A        N/A        N/A
---------    ------    ------       ----        ------    ------       ---
LVIP Delaware Special Opportunities
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      11.779    11.039         12         N/A        N/A        N/A
2012  .      11.039    12.543         25         N/A        N/A        N/A
---------    ------    ------       ----        ------    ------       ---
LVIP Dimensional Non-U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       9.131     9.804          6         N/A        N/A        N/A
---------    ------    ------       ----        ------    ------       ---
LVIP Dimensional U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .      10.285    10.924         10         N/A        N/A        N/A
---------    ------    ------       ----        ------    ------       ---
LVIP Dimensional/Vanguard Total Bond
2011  .      10.024    10.396        119        10.284    10.399         1*
2012  .      10.396    10.672        269        10.399    10.681        14
---------    ------    ------       ----        ------    ------       ---
LVIP Global Income
2010  .      10.616    10.746         13         N/A        N/A        N/A
2011  .      10.746    10.749        804        11.653    11.662         5
2012  .      10.749    11.455      1,037        11.662    12.434        19
---------    ------    ------      -----        ------    ------       ---
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.859    11.044         35         N/A        N/A        N/A
2012  .      11.044    12.560        184        11.173    12.578         1*
---------    ------    ------      -----        ------    ------       ---
LVIP JPMorgan Mid Cap Value RPM
2010  .      11.048    11.180          3         N/A        N/A        N/A
2011  .      11.180    10.869         27         N/A        N/A        N/A
2012  .      10.869    12.234         32         9.897    10.260         1*
---------    ------    ------      -----        ------    ------       ---
LVIP MFS International Growth
2010  .      12.046    12.376         31         8.536     8.533         1*
2011  .      12.376    11.037      1,281         8.533     7.614         9
2012  .      11.037    13.042      1,206         7.614     9.001        54
---------    ------    ------      -----        ------    ------       ---
LVIP MFS Value
2010  .      10.618    10.915        112         8.670     8.658         1*
2011  .      10.915    10.790      6,204         8.658     8.563        49
2012  .      10.790    12.421      7,952         8.563     9.862        67
---------    ------    ------      -----        ------    ------       ---
LVIP Mid-Cap Value
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      11.616    10.423         34         N/A        N/A        N/A
2012  .      10.423    12.803         41         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP Mondrian International Value
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      11.541    10.939          9         N/A        N/A        N/A
2012  .      10.939    11.865         11         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP Money Market
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       9.953     9.877         61         N/A        N/A        N/A
2012  .       9.877     9.801        154         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---

                       With EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Protected Profile Conservative
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         11.621    11.894         58
2012  .   N/A           N/A         N/A         11.894    12.888        109
--------- ------      ------                    ------    ------       ----
LVIP Protected Profile Growth
2010  .   N/A           N/A         N/A         10.153    10.308         36
2011  .   N/A           N/A         N/A         10.308    10.175        220
2012  .   N/A           N/A         N/A         10.175    10.963        740
--------- ------      ------                    ------    ------       ----
LVIP Protected Profile Moderate
2010  .   N/A           N/A         N/A         11.086    11.088         23
2011  .   N/A           N/A         N/A         11.088    11.072        188
2012  .   N/A           N/A         N/A         11.072    11.978      1,041
--------- ------      ------                    ------    ------      -----
LVIP SSgA Bond Index
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         11.320    12.001          3
2012  .   N/A           N/A         N/A         12.001    12.302         23
--------- ------      ------                    ------    ------      -----
LVIP SSgA Conservative Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------                    ------    ------      -----
LVIP SSgA Conservative Structured Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.418    10.571          1*
2012  .   N/A           N/A         N/A         10.571    11.307         56
--------- ------      ------                    ------    ------      -----
LVIP SSgA Developed International 150
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          9.494     8.234          1*
2012  .   N/A           N/A         N/A          8.234     9.237          1*
--------- ------      ------                    ------    ------      -----
LVIP SSgA Emerging Markets 100
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         14.351    12.049          1*
2012  .   N/A           N/A         N/A         12.049    13.399          2
--------- ------      ------                    ------    ------      -----
LVIP SSgA Global Tactical Allocation RPM
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          9.155     9.056        136
2012  .   N/A           N/A         N/A          9.056     9.936        103
--------- ------      ------                    ------    ------      -----
LVIP SSgA International Index
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------                    ------    ------      -----
LVIP SSgA Large Cap 100
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.987    11.097          1*
2012  .   N/A           N/A         N/A         11.097    12.293          2
--------- ------      ------                    ------    ------      -----
LVIP SSgA Moderate Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         11.133    11.594          4
--------- ------      ------                    ------    ------      -----
LVIP SSgA Moderate Structured Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.579    10.473          5
2012  .   11.158      11.372         60         10.473    11.427         24
--------- ------      ------        ---         ------    ------      -----
LVIP SSgA Moderately Aggressive Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Protected Profile Conservative
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .     10.761    11.041         242         N/A       N/A         N/A
2012  .     11.041    11.994         454         N/A       N/A         N/A
---------   ------    ------        ----         --      ------        ---
LVIP Protected Profile Growth
2010  .     11.192    11.236           5         N/A       N/A         N/A
2011  .     11.236    11.119         854        10.436   10.332         15
2012  .     11.119    12.010       3,473        10.332   11.165         68
---------   ------    ------       -----        ------   ------        ---
LVIP Protected Profile Moderate
2010  .     10.894    11.057           8         N/A       N/A         N/A
2011  .     11.057    11.069         594         N/A       N/A         N/A
2012  .     11.069    12.004       3,648        11.389   12.199         18
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Bond Index
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .     10.194    10.832           5         N/A       N/A         N/A
2012  .     10.832    11.133         121        12.305   12.471          1*
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Conservative Index Allocation
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .      N/A        N/A         N/A          N/A       N/A         N/A
2012  .     11.089    11.493          33         N/A       N/A         N/A
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Conservative Structured Allocation
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .     10.429    10.609          41         N/A       N/A         N/A
2012  .     10.609    11.375          84         N/A       N/A         N/A
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Developed International 150
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .      N/A        N/A         N/A          N/A       N/A         N/A
2012  .     11.023    11.497           4         N/A       N/A         N/A
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Emerging Markets 100
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .     12.975    10.920           2         N/A       N/A         N/A
2012  .     10.920    12.175          10         N/A       N/A         N/A
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Global Tactical Allocation RPM
2010  .     10.979    11.033           4         N/A       N/A         N/A
2011  .     11.033    10.941         361         N/A       N/A         N/A
2012  .     10.941    12.035         309         9.793   10.120          1*
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA International Index
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .     11.852    10.277           1*        N/A       N/A         N/A
2012  .     10.277    12.011           3         N/A       N/A         N/A
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Large Cap 100
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .     11.018    11.156           1*        N/A       N/A         N/A
2012  .     11.156    12.389          18         N/A       N/A         N/A
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Moderate Index Allocation
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .     10.688    10.552           7         N/A       N/A         N/A
2012  .     10.552    11.664          52         N/A       N/A         N/A
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Moderate Structured Allocation
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .     10.590    10.510          28         N/A       N/A         N/A
2012  .     10.510    11.497         188        11.118   11.511          2
---------   ------    ------       -----        ------   ------        ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .      N/A        N/A         N/A          N/A       N/A         N/A
2011  .      N/A        N/A         N/A          N/A       N/A         N/A
2012  .     10.646    11.660          23         N/A       N/A         N/A
---------   ------    ------       -----        ------   ------        ---

                          With EEB                          with EGMDB
             ---------------------------------- ----------------------------------
              Accumulation Unit                  Accumulation Unit
                    value                              value
             --------------------   Number of   --------------------   Number of
              Beginning   End of   Accumulation  Beginning   End of   Accumulation
              of period   period      Units      of period   period      Units
             ----------- -------- ------------- ----------- -------- -------------
             (Accumulation Unit value in dollars and Number of Accumulation Units
                                         in thousands)
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         10.866    10.517         2         10.875    10.547         1*
2012  .         10.517    11.541        13         10.547    11.596        19
------------    ------    ------       ---         ------    ------       ---
LVIP SSgA S&P 500 Index
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          9.936     9.969         1*         8.755     8.802         6
2012  .          9.969    11.358         1*         8.802    10.048        19
------------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Cap Index
2010  .          N/A        N/A        N/A          9.129     9.268         1*
2011  .          N/A        N/A        N/A          9.268     8.731         4
2012  .          N/A        N/A        N/A          8.731     9.988         7
------------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Mid Cap 200
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          N/A        N/A        N/A         13.676    13.201         1*
2012  .          N/A        N/A        N/A         13.201    14.832         1*
------------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          9.235     8.947         3          9.302     9.030        29
2012  .          8.947    10.428         3          9.030    10.546        35
------------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          N/A        N/A        N/A         11.521    10.931        16
2012  .          N/A        N/A        N/A         10.931    12.550        15
------------    ------    ------       ---         ------    ------       ---
LVIP Templeton Growth RPM
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          N/A        N/A        N/A          8.035     7.686        30
2012  .          N/A        N/A        N/A          7.686     9.196        47
------------    ------    ------       ---         ------    ------       ---
LVIP UBS Large Cap Growth RPM
2010  .          N/A        N/A        N/A         10.521    10.575         1*
2011  .          N/A        N/A        N/A         10.575     9.844        16
2012  .          N/A        N/A        N/A          9.844    11.310        21
------------    ------    ------       ---         ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .          N/A        N/A        N/A          8.633     9.382         1*
2012  .          N/A        N/A        N/A          9.382    10.665        11
------------    ------    ------       ---         ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .          N/A        N/A        N/A          8.452     8.371         1*
2012  .          N/A        N/A        N/A          8.371     9.861         6
------------    ------    ------       ---         ------    ------       ---
MFS VIT Growth
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          N/A        N/A        N/A          9.807     9.650         8
2012  .         10.065    11.079         2          9.650    11.180         9
------------    ------    ------       ---         ------    ------       ---
MFS VIT Total Return
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          N/A        N/A        N/A         10.134    10.187        53
2012  .          N/A        N/A        N/A         10.187    11.183        56
------------    ------    ------       ---         ------    ------       ---
MFS VIT Utilities
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          N/A        N/A        N/A         11.914    12.557        28
2012  .          N/A        N/A        N/A         12.557    14.068        38
------------    ------    ------       ---         ------    ------       ---
Morgan
Stanley UIF
Capital
Growth
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          N/A        N/A        N/A         20.495    19.665         1*
2012  .          N/A        N/A        N/A         19.665    22.194         1*
------------    ------    ------       ---         ------    ------       ---



                          with GOP                        Acct Value DB
             ---------------------------------- ----------------------------------
              Accumulation Unit                  Accumulation Unit
                    value                              value
             --------------------   Number of   --------------------   Number of
              Beginning   End of   Accumulation  Beginning   End of   Accumulation
              of period   period      Units      of period   period      Units
             ----------- -------- ------------- ----------- -------- -------------
             (Accumulation Unit value in dollars and Number of Accumulation Units
                                         in thousands)
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         10.886    10.584        68          N/A        N/A        N/A
2012  .         10.584    11.667       137          N/A        N/A        N/A
------------    ------    ------       ---          --         ---        ---
LVIP SSgA S&P 500 Index
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         11.105    11.192        10          N/A        N/A        N/A
2012  .         11.192    12.808        24          N/A        N/A        N/A
------------    ------    ------       ---          --         ---        ---
LVIP SSgA Small-Cap Index
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         11.235    10.611         9          N/A        N/A        N/A
2012  .         10.611    12.169        17          8.909    10.158         1*
------------    ------    ------       ---          -----    ------       ---
LVIP SSgA Small-Mid Cap 200
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         11.256    10.893         1*         N/A        N/A        N/A
2012  .         10.893    12.269         8          N/A        N/A        N/A
------------    ------    ------       ---          -----    ------       ---
LVIP T. Rowe Price Growth Stock
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         11.508    11.200        50          N/A        N/A        N/A
2012  .         11.200    13.113        77          N/A        N/A        N/A
------------    ------    ------       ---          -----    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2010  .         11.998    11.947         4          N/A        N/A        N/A
2011  .         11.947    11.365        48          N/A        N/A        N/A
2012  .         11.365    13.080        66          N/A        N/A        N/A
------------    ------    ------       ---          -----    ------       ---
LVIP Templeton Growth RPM
2010  .         11.018    11.269         2          N/A        N/A        N/A
2011  .         11.269    10.806       180          8.123     7.793         1*
2012  .         10.806    12.961       193          7.793     9.352         1*
------------    ------    ------       ---          -----    ------       ---
LVIP UBS Large Cap Growth RPM
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         11.025    10.289        11          N/A        N/A        N/A
2012  .         10.289    11.850        11          N/A        N/A        N/A
------------    ------    ------       ---          -----    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .         10.088     9.397        19          N/A        N/A        N/A
2012  .          9.397    10.709        70          N/A        N/A        N/A
------------    ------    ------       ---          -----    ------       ---
LVIP Vanguard International Equity ETF
2011  .          9.917     8.385        12          8.647     8.387         1*
2012  .          8.385     9.901        51          8.387     9.909         1*
------------    ------    ------       ---          -----    ------       ---
MFS VIT Growth
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         11.375    11.221        43          N/A        N/A        N/A
2012  .         11.221    13.032        57          N/A        N/A        N/A
------------    ------    ------       ---          -----    ------       ---
MFS VIT Total Return
2010  .         10.505    10.697         3         10.260    10.260         1*
2011  .         10.697    10.780       146         10.260    10.345         1*
2012  .         10.780    11.863       152         10.345    11.390         1*
------------    ------    ------       ---         ------    ------       ---
MFS VIT Utilities
2010  .         11.434    11.672         1*         N/A        N/A        N/A
2011  .         11.672    12.332       128          N/A        N/A        N/A
2012  .         12.332    13.850       183         12.728    14.328        12
------------    ------    ------       ---         ------    ------       ---
Morgan
Stanley UIF
Capital
Growth
2010  .          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         11.858    11.405        21          N/A        N/A        N/A
2012  .         11.405    12.905        20          N/A        N/A        N/A
------------    ------    ------       ---         ------    ------       ---

                       With EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Oppenheimer Global Securities
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A        17.539    15.876         31
2012  .   N/A           N/A         N/A        15.876    19.001         34
--------- ------      ------        --------   ------    ------        ---
PIMCO VIT CommodityRealReturn Strategy
2010  .   N/A           N/A         N/A        14.861    15.425          1*
2011  .   15.375      14.039          2        15.425    14.112         11
2012  .   14.039      14.575          2        14.112    14.681         12
--------- ------      ------        ---        ------    ------        ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Oppenheimer Global Securities
2010  .     11.583    11.680          6        17.682    17.652          1*
2011  .     11.680    10.599        166        17.652    16.026          1*
2012  .     10.599    12.718        138        16.026    19.238          1*
---------   ------    ------        ---        ------    ------          -
PIMCO VIT CommodityRealReturn Strategy
2010  .      N/A        N/A         N/A         N/A        N/A         N/A
2011  .     13.265    12.166         13         N/A        N/A         N/A
2012  .     12.166    12.688         12         N/A        N/A         N/A
---------   ------    ------        ---        ------    ------        ---



* The numbers of accumulation units less than 500 were rounded up to one.


** This table reflects the accumulation unit values and the number of accumulation units for both the ChoicePlus Assurance A Share and ChoicePlus Assurance A Class.^

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              SAI 2

Lincoln ChoicePlus AssuranceSM (A Class)
Lincoln Life Variable Annuity Account N  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (A Class) prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2013, as supplemented. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (A Class) prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
About the S&P 500 Index                         B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7


This SAI is not a prospectus.

The date of this SAI is May 1, 2013.

Special Terms

The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2012 and for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $289,902,595, $358,027,469 and $437,205,763 to LFA and Selling Firms in 2010, 2011 and 2012 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender chargemay be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION


                                                   (3)
                   (1)             (2)          Adjusted     (4)         (5)         (6)         (7)
                 Annuity      1 + Interest       Annuity   Minimum   Greater of   Surrender   Surrender
Contract Year     Value    Adjustment Formula     Value     Value     (3) & (4)     Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
1..............  $51,710       0.962268         $49,759    $50,710     $50,710      $4,250    $46,460
2..............  $53,480       0.985646         $52,712    $51,431     $52,712      $4,250    $48,462
3..............  $55,312       1.000000         $55,312    $52,162     $55,312      $4,000    $51,312
4..............  $57,208       1.009756         $57,766    $52,905     $57,766      $3,500    $54,266
5..............  $59,170          N/A           $59,170    $53,658     $59,170      $3,000    $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                             Annual         EOY**
                 Annuity         Guaranteed        Account        Annuity
Contract Year     Value        Interest Rate         Fee           Value
--------------- ---------     ---------------     ---------     ----------
 1..............$50,000   x       1.035       -   $40       =   $51,710
 2..............$51,710   x       1.035       -   $40       =   $53,480
 3..............$53,480   x       1.035       -   $40       =   $55,312
 4..............$55,312   x       1.035       -   $40       =   $57,208
 5..............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                 Surrender
                  Charge                      Surrender
Contract Year     Factor        Deposit        Charge
--------------- ----------     ---------     ----------
 1..............   8.5%    x   $50,000   =   $4,250
 2..............   8.5%    x   $50,000   =   $4,250
 3..............   8.0%    x   $50,000   =   $4,000
 4..............   7.0%    x   $50,000   =   $3,500
 5..............   6.0%    x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year    Index A   Index B   Adj Index B     N     Result
--------------- --------- --------- ------------- ------ ---------
1..............  3.50%     4.00%       4.50%         4   0.962268
2..............  3.50%     3.50%       4.00%         3   0.985646
3..............  3.50%     3.00%       3.50%         2   1.000000
4..............  3.50%     2.00%       2.50%         1   1.009756
5..............  3.50%      N/A         N/A         N/A     N/A

                           MINIMUM VALUE CALCULATION



                                   Minimum           Annual
                                  Guaranteed        Account        Minimum
Contract Year                   Interest Rate         Fee           Value
---------------                ---------------     ---------     ----------
 1..............$50,000    x       1.015       -   $40       =   $50,710
 2..............$50,710    x       1.015       -   $40       =   $51,431
 3..............$51,431    x       1.015       -   $40       =   $52,162
 4..............$52,162    x       1.015       -   $40       =   $52,905
 5..............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.


The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.




Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index


Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.


Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.


Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life appear on the following pages.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                      CONSOLIDATED FINANCIAL STATEMENTS
                         DECEMBER 31, 2012 AND 2011

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholder of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011, and the related consolidated statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Lincoln National Life Insurance Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, effective January 1, 2012 and retrospectively applied to all periods presented, the Company changed its method of accounting for costs relating to the acquisition of insurance contracts. Also as discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2013

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)



                                                                                                     AS OF DECEMBER 31,
                                                                                                  --------------------------
                                                                                                    2012           2011
                                                                                                  -----------   ------------

ASSETS
Investments:
    Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2012 - $71,221; 2011 - $67,366)                  $  80,254     $   73,607
      Variable interest entities' fixed maturity securities (amortized cost: 2012 - $677;
        2011 - $673)                                                                                    708            700
      Equity securities (cost: 2012 - $137; 2011 - $135)                                                157            139
    Trading securities                                                                                2,437          2,538
    Mortgage loans on real estate                                                                     6,792          6,589
    Real estate                                                                                          39            112
    Policy loans                                                                                      2,740          2,855
    Derivative investments                                                                            2,263          2,846
    Other investments                                                                                 1,089          1,059
                                                                                                    ---------     ----------
        Total investments                                                                            96,479         90,445
Cash and invested cash                                                                                3,278          3,844
Deferred acquisition costs and value of business acquired                                             6,732          6,942
Premiums and fees receivable                                                                            382            409
Accrued investment income                                                                               986            949
Reinsurance recoverables                                                                              8,284          9,033
Funds withheld reinsurance assets                                                                       842            874
Goodwill                                                                                              2,273          2,273
Other assets                                                                                          3,751          3,107
Separate account assets                                                                              95,373         83,477
                                                                                                  -----------   ------------
        Total assets                                                                              $ 218,380     $  201,353
                                                                                                  ===========   ============

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                          $  18,415     $   18,399
Other contract holder funds                                                                          71,615         68,823
Short-term debt                                                                                          32             10
Long-term debt                                                                                        1,925          2,429
Reinsurance related embedded derivatives                                                                184             12
Funds withheld reinsurance liabilities                                                                5,192          4,708
Deferred gain on business sold through reinsurance                                                      124            425
Payables for collateral on investments                                                                4,121          3,747
Variable interest entities' liabilities                                                                  92            193
Other liabilities                                                                                     4,738          4,173
Separate account liabilities                                                                         95,373         83,477
                                                                                                  -----------   ------------
          Total liabilities                                                                         201,811        186,396
                                                                                                  -----------   ------------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)

STOCKHOLDER'S EQUITY
Common stock - 10,000,000 shares authorized, issued and outstanding                                  10,620         10,605
Retained earnings                                                                                     2,089          1,532
Accumulated other comprehensive income (loss)                                                         3,860          2,820
                                                                                                  -----------   ------------
          Total stockholder's equity                                                                 16,569         14,957
                                                                                                  -----------   ------------
           Total liabilities and stockholder's equity                                             $ 218,380     $  201,353
                                                                                                  ===========   ============

         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(IN MILLIONS)




                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    ----------    -----------
REVENUES
Insurance premiums                                                                     $  2,290      $  2,017       $  1,929
Insurance fees                                                                            3,537         3,228          3,070
Investment advisory fees                                                                     86             -              -
Net investment income                                                                     4,551         4,490          4,362
Realized gain (loss):
    Total other-than-temporary impairment losses on securities                             (242)         (160)          (237)
    Portion of loss recognized in other comprehensive income                                103            42             82
                                                                                       ----------    ----------     ----------
      Net other-than-temporary impairment losses on securities recognized in earnings      (139)         (118)          (155)
      Realized gain (loss), excluding other-than-temporary impairment losses on
        securities                                                                           16          (132)           (83)
                                                                                       ----------    ----------     ----------
         Total realized gain (loss)                                                        (123)         (250)          (238)
                                                                                       ----------    ----------     ----------
Amortization of deferred gain on business sold through reinsurance                           77           110             55
Other revenues and fees                                                                     396           376            360
                                                                                       ----------    ----------     ----------

    Total revenues                                                                       10,814         9,971          9,538
                                                                                       ----------    ----------     ----------
EXPENSES
Interest credited                                                                         2,424         2,444          2,438
Benefits                                                                                  2,936         2,204          2,567
Commissions and other expenses                                                            3,838         3,938          3,134
Interest and debt expense                                                                   110           108             99
Impairment of intangibles                                                                     -           744              -
                                                                                       ----------    ----------     ----------
      Total expenses                                                                      9,308         9,438          8,238
                                                                                       ----------    ----------     ----------
      Income (loss) before taxes                                                          1,506           533          1,300
      Federal income tax expense (benefit)                                                  344           270            305
                                                                                       ----------    ----------     ----------
         Net income (loss)                                                                1,162           263            995
         Other comprehensive income (loss), net of tax:
          Unrealized gain (loss) on available-for-sale securities                         1,071         1,686          1,083
          Unrealized other-than-temporary impairment on available-for-sale securities        (2)           23            (18)
          Unrealized gain (loss) on derivative instruments                                  (31)          146             (1)
          Funded status of employee benefit plans                                             2             0              3
                                                                                       ----------    ----------     ----------
            Total other comprehensive income (loss), net of tax                           1,040         1,855          1,067
                                                                                       ----------    ----------     ----------
              Comprehensive income (loss)                                              $  2,202      $  2,118       $  2,062
                                                                                       ==========    ==========     ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(IN MILLIONS)






                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
COMMON STOCK
Balance as of beginning-of-year                                                        $  10,605     $  10,585      $  10,588
Stock compensation/issued for benefit plans                                                   15            10             (3)
Capital contribution from Lincoln National Corporation                                         -            10              -
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                             10,620        10,605         10,585
                                                                                       -----------   -----------    -----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                            1,532         2,069          2,915
Cumulative effect from adoption of new accounting standards                                    -             -         (1,157)
    Net income (loss)                                                                      1,162           263            995
Dividends declared                                                                          (605)         (800)          (684)
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                              2,089         1,532          2,069
                                                                                       -----------   -----------    -----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                            2,820           965           (102)
Cumulative effect from adoption of new accounting standards                                    -             -            181
Other comprehensive income (loss), net of tax                                              1,040         1,855            886
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                              3,860         2,820            965
                                                                                       -----------   -----------    -----------
      Total stockholder's equity as of end-of-year                                     $  16,569     $  14,957      $  13,619
                                                                                       ===========   ===========    ===========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN MILLIONS)





                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                     $   1,162      $     263       $   995
Adjustments to reconcile net income (loss) to net cash provided by operating activities:

  Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net of
     amortization                                                                          (283)          (151)         (170)
  Trading securities purchases, sales and maturities, net                                   202             86            39
  Change in premiums and fees receivable                                                     27            (75)          (32)
  Change in accrued investment income                                                       (37)           (45)          (44)
  Change in future contract benefits and other contract holder funds                     (1,277)         1,241          (202)
  Change in reinsurance related assets and liabilities                                    1,438            405           888
  Change in federal income tax accruals                                                     208            111           650
  Realized (gain) loss                                                                      123            250           238
  (Income) loss attributable to equity method investments                                  (125)           (90)          (93)
  Amortization of deferred gain on business sold through reinsurance                        (77)          (110)          (55)
  Impairment of intangibles                                                                   -            744             -
  Change in accounts receivable                                                            (359)            60           115
  Other                                                                                      53            (72)           42
                                                                                        ---------    -----------     ---------
      Net cash provided by (used in) operating activities                                 1,055          2,617         2,371
                                                                                        ---------    -----------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES

Purchases of available-for-sale securities                                              (11,021)       (10,359)      (12,816)
Sales of available-for-sale securities                                                    1,098          1,331         2,642
Maturities of available-for-sale securities                                               5,757          5,055         4,429
Purchases of other investments                                                           (2,112)        (4,434)       (2,775)
Sales or maturities of other investments                                                  2,009          2,784         3,099
Increase (decrease) in payables for collateral on investments                               374          2,035          (212)
Proceeds from reinsurance recapture                                                          35            204            25
Other                                                                                      (130)          (114)          (74)
                                                                                        ---------      ---------     ---------
      Net cash provided by (used in) investing activities                                (3,990)        (3,498)       (5,682)
                                                                                        ---------    -----------     ---------

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                             -              -           504
Increase (decrease) in short-term debt                                                       18              -           (11)
Deposits of fixed account values, including the fixed portion of variable                10,667         10,925        11,051
Withdrawals of fixed account values, including the fixed portion of variable             (5,618)        (4,976)       (5,225)
Transfers to and from separate accounts, net                                             (2,091)        (2,324)       (2,958)
Common stock issued for benefit plans and excess tax benefits                                (2)            (4)          (15)
Dividends paid to stockholders                                                             (605)          (800)         (684)
                                                                                        ---------    -----------     ---------
      Net cash provided by (used in) financing activities                                 2,369          2,821         2,662
                                                                                        ---------    -----------     ---------

Net increase (decrease) in cash and invested cash, including discontinued operations       (566)         1,940          (649)
Cash and invested cash, including discontinued operations, as of beginning-of-year        3,844          1,904         2,553
                                                                                        ---------    -----------     ---------

      Cash and invested cash, including discontinued operations, as of end-of-year      $ 3,278      $   3,844       $ 1,904
                                                                                        =========    ===========     =========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 22 for additional details.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

In addition, we adopted the provisions of Accounting Standards Update ("ASU") No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26") as discussed in Note 2 as of January 1, 2012, and elected to retrospectively restate all prior periods.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Comprehensive Income (Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

o Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

o Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

o Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES - FAIR VALUATION METHODOLOGIES AND ASSOCIATED
INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

o Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

o Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment informationand monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

o State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

o Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES - EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

o  The estimated range and average period until recovery;
o  The estimated range and average holding period to maturity;
o  Remaining payment terms of the security;
o  Current delinquencies and nonperforming assets of underlying collateral;
o  Expected future default rates;
o Collateral value by vintage, geographic region, industry concentration or property type;
o Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
o  Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

o  The current economic environment and market conditions;
o  Our business strategy and current business plans;
o The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
o Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
o The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
o  The capital risk limits approved by management; and
o  Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

o  Historical and implied volatility of the security;
o Length of time and extent to which the fair value has been less than amortized cost;
o Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
o  Failure, if any, of the issuer of the security to make scheduled payments;
   and

o Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
o  Fundamentals of the industry in which the issuer operates;
o Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
o Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations); o Expectations regarding defaults and recovery rates;
o  Changes to the rating of the security by a rating agency; and
o Additional market information (e.g., if there has been a replacement of the corporate debt security).


Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
o Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
o Susceptibility to fair value fluctuations for changes in the interest rate environment;
o Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
o Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
o Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
o  Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions
and other expenses on our Consolidated Statements of Comprehensive Income
(Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We perform a two-step test in our evaluation of the carrying value of goodwill for impairment, although we do have the option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte-Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 38 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2012 and 2011, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $71 million, $79 million and $82 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.

Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2010 through 2012 ranged from 1.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.


INCOME TAXES

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Subsidiaries operating outside of the U.S. are taxed, and income tax expense is recorded based on applicable foreign statutes. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued (ASU) No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provided entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB deferred certain requirements in ASU 2011-05 related to the presentation of reclassification adjustments out of accumulated OCI by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05." The FASB reconsidered these presentation requirements based on input from financial statements users and preparers. The deferral did not affect the adoption of the other requirements in ASU 2011-05. We adopted the remaining provisions of ASU 2011-05 as of January 1, 2012, and have included a single continuous statement of comprehensive income.

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued ASU No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which replaced the consolidation guidance for VIEs with new consolidation guidance whereby entities perform a qualitative assessment of the VIE to identify the variable interest that is the primary beneficiary and ultimately required to consolidate the VIE. In February 2010, the FASB deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. We concluded we are the primary beneficiary of the VIEs associated with our investments in credit-linked notes ("CLNs"), and, as such, consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the FASB's February 2010 deferral, and, as such, they are not currently subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note 1. See Note 4 for more detail regarding the consolidation of our VIEs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There were no additional fair value measurements required upon the adoption of ASU 2011-04. We adopted the provisions of ASU 2011-04 effective January 1, 2012, and have included the additional disclosures required for fair value measurements in Note 21.

FINANCIAL SERVICES - INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts", which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred that result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized as deferrable acquisition costs. The determination of deferability must be made on a contract-level basis.

Prior to the adoption of ASU 2010-26, we defined DAC as commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investments contracts that vary with and are related primarily to new or renewal business, regardless of whether the acquisition efforts were successful or unsuccessful. Upon the adoption of ASU 2010-26, we revised our accounting policy to only defer acquisition costs directly related to successful contract acquisitions or renewals, and excluded from DAC those costs incurred for soliciting potential customers, market research, training, administration, management of distribution and underwriting functions, unsuccessful acquisition or renewal efforts and product development. In addition, indirect acquisition costs including administrative costs, rent, depreciation, occupancy costs, equipment costs and other general overhead are excluded from DAC. The costs that are considered non-deferrable acquisition costs under ASU 2010-26 are expensed in the period incurred.

We adopted the provisions of ASU 2010-26 as of January 1, 2012, and elected to retrospectively restate all prior periods.

The following table summarizes the effect of the restatement (in millions) on our previously reported Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income:


                                                                AS OF
                                                            DECEMBER 31,
                                                                2011
                                                            ------------
Deferred acquisition costs and value of business acquired    $  (1,394)
Total assets                                                    (1,394)
Other liabilities                                                 (479)
Total liabilities                                                 (489)
Retained earnings                                               (1,137)
Accumulated other comprehensive income (loss)                      231
Total stockholders' equity                                        (904)


                                                 FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                              --------------------------
                                                2011           2010
                                              -----------    -----------
Realized gain (loss)                          $       8      $      10
Total revenues                                        9             13
Commissions and other expenses                      117            134
Total expenses                                      117            134
Income (loss) from continuing operations
    before taxes                                   (108)          (122)
Federal income tax expense (benefit)                (39)           (43)
Income (loss) from continuing operations            (70)           (78)
Net income (loss)                                   (70)           (78)

INTANGIBLES - GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If the assessment of relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. We adopted the provisions of ASU 2011-08 effective January 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

In July 2012, the FASB issued ASU No. 2012-02, "Testing Indefinite-Lived Intangible Assets for Impairment" ("ASU 2012-02"), which provides an option to first assess qualitative factors to determine whether the existence of events and circumstances indicate that it is more likely than not that the indefinite-lived intangible asset is impaired. If based on the qualitative assessment an entity determines that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the quantitative impairment test is not required. In addition, an entity has the option to bypass the qualitative assessment in any period and proceed directly to the quantitative assessment, with the option to return to the qualitative assessment in any subsequent period. We adopted the provisions of ASU 2012-02 effective October 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other similar agreements. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee; and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. We adopted the provisions of ASU 2011-03 effective January 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 will require an entity to provide enhanced disclosures about certain financial instruments and derivatives, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. The amendments in ASU 2011-11 and ASU 2013-01, are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the requirements in ASU 2011-11 and ASU 2013-01 for the quarterly period ending March 31, 2013, and will include the required disclosures in the notes to our consolidated financial statements.

COMPREHENSIVE INCOME TOPIC

In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. The amendments in ASU 2013-02 are effective prospectively for reporting periods beginning after December 15, 2012. We will adopt the requirements of ASU 2013-02 beginning with our financial statements for the quarterly period ending March 31, 2013, and will include the enhanced disclosures in the notes to our consolidated financial statements.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, CAPITAL CONTRIBUTIONS AND REINSURANCE NOVATED

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a reinsurance transaction during the fourth quarter of 2012 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:


ASSETS
Cash and invested cash                                                            $    (32)
Deferred acquisition costs and value of business acquired                             (148)
Reinsurance recoverables                                                               547
                                                                                  ----------
    Total assets                                                                  $    367
                                                                                  ==========

LIABILITIES
Other contract holder funds                                                       $    (44)
Deferred gain on indemnity reinsurance                                                (233)
Funds withheld reinsurance liabilities                                                 676
Other liabilities                                                                      (32)
                                                                                  ----------
    Total liabilities                                                             $    367
                                                                                  ==========

REINSURANCE RECAPTURED FROM LNBAR

During fourth quarter 2012, we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income as of and for the year ended December 31, 2012:


ASSETS
Cash and invested cash                                                            $    119
Other assets                                                                           (34)
                                                                                  ----------
      Total assets                                                                $     85
                                                                                  ==========
LIABILITIES
Reinsurance related embedded derivatives                                          $     39
Other liabilities                                                                       45
                                                                                  ----------
      Total liabilies                                                             $     84
                                                                                  ==========

REVENUES AND EXPENSES
Benefits                                                                          $    290
Commissions and other expenses                                                        (289)
                                                                                  ----------
      Net income (loss)                                                           $      1
                                                                                  ==========


During fourth quarter 2011, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income as of and for the year ended December 31, 2011:


ASSETS
Cash                                                                              $    204
Deferred acquisition costs                                                             243
                                                                                  ----------
      Total assets                                                                $    447
                                                                                  ==========

LIABILITIES
Future contract benefits                                                          $    613
Other contract holder funds                                                             18
Funds withheld reinsurance liabilities                                                (300)
Deferred gain (loss) on business sold through reinsurance                              106
Other liabilities                                                                        4
                                                                                  ----------
      Total liabilities                                                           $    441
                                                                                  ==========

REVENUES AND EXPENSES
Amortization of deferred gain (loss) on business sold through reinsurance:

Write-off of unamortized deferred gain (loss)                                     $     34
Benefits                                                                               (24)
Federal income tax expense                                                              (4)
                                                                                  ----------
      Net income                                                                  $      6
                                                                                  ==========

REINSURANCE NOVATED FROM LRCVII TO LNBAR

During third quarter 2012, LRCVII novated SUL business to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:


ASSETS
Cash and invested cash                                                            $    (52)
                                                                                  ----------
    Total assets                                                                  $    (52)
                                                                                  ==========

LIABILITIES
Reinsurance related embedded derivatives                                               (18)
Deferred gain on indemnity reinsurance                                                   8
Long-term debt                                                                        (500)
Funds withheld reinsurance liabilities                                                 500
Other liabilities                                                                      (16)
                                                                                  ----------
    Total liabilities                                                             $    (26)
                                                                                  ==========

REVENUES AND EXPENSES
Net investment income                                                             $    (13)
Benefits                                                                                13
                                                                                  ----------
    Net Income                                                                    $    (26)
                                                                                  ==========

CAPITAL CONTRIBUTIONS

On December 30, 2011, LNC transferred ownership of LIAC to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):


                                                                                      FOR THE YEARS ENDED
                                                                                         DECEMBER 31,
                                                                                   --------------------------
                                                                                     2011         2011
                                                                                   ----------   ----------
                                                                                     LIAC         OTHER
                                                                                   ----------   ----------
Cash and invested cash                                                             $      1     $      -
Other assets                                                                              9            -
Other liabilities                                                                        (5)           5
                                                                                   ----------     --------
    Total(1)                                                                       $      5     $      5
                                                                                   ==========   ==========


(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES

CLNS

We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolio underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflected the assets and liabilities on our Consolidated Balance Sheets and recognized the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss) since adopting new accounting guidance in the first quarter of 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption.

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2012:


                                                        AMOUNT AND DATE OF ISSUANCE
                                                        ---------------------------
                                                             $400          $200
                                                           DECEMBER       APRIL
                                                             2006          2007
                                                        -------------   -----------
Original attachment point (subordination)                     5.50 %        2.05 %
Current attachment point (subordination)                      4.17 %        1.48 %
Maturity                                                  12/20/2016     3/20/2017
Current rating of tranche                                        BB-           Ba2
Current rating of underlying collateral pool                  Aa1-B3      Aaa-Caa2
Number of defaults in underlying collateral pool                  2             2
Number of entities                                              123            99
Number of countries                                              20            21

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2012:

                             AAA          AA            A           BBB          BB            B           CCC         TOTAL
                          ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

INDUSTRY
Financial intermediaries      - %        2.1 %        7.0 %        1.4 %          - %          - %          - %       10.5 %
Telecommunications            - %          - %        5.5 %        4.5 %          - %        0.5 %          - %       10.5 %
Oil and gas                 0.3 %        2.1 %        1.0 %        4.6 %          - %          - %          - %        8.0 %
Utilities                     - %          - %        2.6 %        2.0 %          - %          - %          - %        4.6 %
Chemicals and plastics        - %          - %        2.3 %        1.2 %        0.4 %          - %          - %        3.9 %
Drugs                       0.3 %        2.2 %        1.2 %          - %          - %          - %          - %        3.7 %
Retailers (except food
    and drug)                 - %          - %        2.1 %        0.9 %        0.5 %          - %          - %        3.5 %
Industrial equipment          - %          - %        3.0 %        0.3 %          - %          - %          - %        3.3 %
Sovereign                     - %        0.7 %        1.2 %        1.3 %          - %          - %          - %        3.2 %
Conglomerates                 - %        2.3 %        0.9 %          - %          - %          - %          - %        3.2 %
Forest products               - %          - %          - %        1.6 %        1.4 %          - %          - %        3.0 %
Other                         - %        4.5 %       15.4 %       17.4 %        4.1 %        0.9 %        0.3 %       42.6 %
                          ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
      Total                 0.6 %       13.9 %       42.2 %       35.2 %        6.4 %        1.4 %        0.3 %      100.0 %
                          =========    =========    =========    =========    =========    =========    =========    =========

STATUTORY TRUST NOTE

In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidate all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.


Asset and liability information (dollars in millions) for these consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                                   AS OF DECEMBER 31, 2012                     AS OF DECEMBER 31, 2011
                                           ----------------------------------------    ----------------------------------------
                                             NUMBER                                      NUMBER
                                               OF          NOTIONAL      CARRYING          OF         NOTIONAL       CARRYING
                                           INSTRUMENTS     AMOUNTS         VALUE       INSTRUMENTS    AMOUNTS         VALUE
                                           -----------    -----------    ----------    -----------    ----------    -----------
ASSETS
Fixed maturity securities:
    Asset-backed credit card loan                 N/A     $       -      $    598             N/A     $      -      $     592
    U.S. government bonds                         N/A             -           110             N/A            -            108
Excess mortality swap                              1            100             -              1           100              -
                                           -----------    -----------    ----------    -----------    ----------    -----------
        Total assets(1)                            1      $     100      $    708              1      $    100      $     700
                                           ===========    ===========    ==========    ===========    ==========    ===========

LIABILITIES
Non-qualifying hedges:
    Credit default swaps                           2      $     600      $    129              2      $    600      $     295
    Contingent forwards                            2              -            (1)             2             -             (4)
                                           -----------    -----------    ----------    -----------    ----------    -----------
      Total non-qualifying hedges                  4            600           128              4           600            291
                                           -----------    -----------    ----------    -----------    ----------    -----------
Federal income tax                                N/A             -           (36)            N/A            -            (98)
                                           -----------    -----------    ----------    -----------    ----------    -----------
        Total liabilities(2)                       4      $     600      $     92              4      $    600      $     193
                                           ===========    ===========    ==========    ===========    ==========    ===========



(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.
(2) Reported in VIEs' liabilities on our Consolidated Balance Sheets.


For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the fixed maturity securities were not other-than-temporarily impaired as of December 31, 2012.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                             2012           2011
                                           -----------    ----------

NON-QUALIFYING HEDGES
Credit default swaps                       $     166      $    (80)
Contingent forwards                               (3)           (2)
                                           -----------    ----------
    Total non-qualifying hedges(1)         $     163      $    (82)
                                           ===========    ==========



(1) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

UNCONSOLIDATED VIES

Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance. In addition, the terms of the senior note provide us with a set-off right to the corporate bond AFS security we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets. We assigned the corporate bond AFS security to one of our subsidiaries and issued a guarantee to our subsidiary for the timely payment of the corporate bond's principal.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

5.  INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:


                                                                                AS OF DECEMBER 31, 2012
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                           AMORTIZED    ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                           $  59,127     $   7,977      $    216      $     104      $ 66,784
U.S. government bonds                                           339            54             -              -           393
Foreign government bonds                                        549            91             -              -           640
RMBS                                                          5,494           449             3             57         5,883
CMBS                                                            925            63            14             19           955
CDOs                                                            189             2             3              8           180
State and municipal bonds                                     3,455           795             7              -         4,243
Hybrid and redeemable preferred securities                    1,143           103            70              -         1,176
VIEs' fixed maturity securities                                 677            31             -              -           708
                                                          -----------   -----------    ----------    -----------    ----------
  Total fixed maturity securities                            71,898         9,565           313            188        80,962
Equity securities                                               137            22             2              -           157
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $  72,035     $   9,587      $    315      $     188      $ 81,119
                                                          ===========   ===========    ==========    ===========    ==========



                                                                                AS OF DECEMBER 31, 2011
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                           AMORTIZED    ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                           $  52,665     $   5,989      $    507      $      60      $ 58,087
U.S. government bonds                                           395            50             -              -           445
Foreign government bonds                                        654            64             -              -           718
RMBS                                                          7,331           522            70            119         7,664
CMBS                                                          1,563            68            93              9         1,529
CDOs                                                            120             -            19              -           101
State and municipal bonds                                     3,399           553             9              -         3,943
Hybrid and redeemable preferred securities                    1,239            47           166              -         1,120
VIEs' fixed maturity securities                                 673            27             -              -           700
                                                          -----------   -----------    ----------    -----------    ----------
  Total fixed maturity securities                            68,039         7,320           864            188        74,307
Equity securities                                               135            16            12              -           139
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $  68,174     $   7,336      $    876      $     188      $ 74,446
                                                          ===========   ===========    ==========    ===========    ==========

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2012, were as follows:


                                                          AMORTIZED        FAIR
                                                             COST          VALUE
                                                          -----------  ------------
Due in one year or less                                   $   2,872    $    2,922
Due after one year through five years                        12,334        13,470
Due after five years through ten years                       23,662        26,520
Due after ten years                                          26,422        31,032
                                                          -----------  ------------
    Subtotal                                                 65,290        73,944
                                                          -----------  ------------
MBS                                                           6,419         6,838
CDOs                                                            189           180
                                                          -----------  ------------
      Total fixed maturity AFS securities                 $  71,898    $   80,962
                                                          ===========  ============

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:


                                                                        AS OF DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                           LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                            $   2,814      $    142      $     918      $    178      $   3,732      $    320
RMBS                                             253            36            196            24            449            60
CMBS                                              63            16            104            17            167            33
CDOs                                              10             8             53             3             63            11
State and municipal bonds                         64             1             24             6             88             7
Hybrid and redeemable
  preferred securities                            71             3            281            67            352            70
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total fixed maturity securities            3,275           206          1,576           295          4,851           501
Equity securities                                  7             2              -             -              7             2
                                           -----------    ----------    -----------    ----------    -----------    ----------
      Total AFS securities                 $   3,282      $    208      $   1,576      $    295      $   4,858      $    503
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            617
                                                                                                                    ==========


                                                                        AS OF DECEMBER 31, 2011
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                          LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                            $   2,764      $    152      $   1,420      $    415      $   4,184      $    567
RMBS                                             525           118            408            71            933           189
CMBS                                             173            15            136            87            309           102
CDOs                                               9             1             80            18             89            19
State and municipal bonds                         31             -             30             9             61             9
Hybrid and redeemable
  preferred securities                           315            23            340           143            655           166
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total fixed maturity securities            3,817           309          2,414           743          6,231         1,052
Equity securities                                 38            12              -             -             38            12
                                           -----------    ----------    -----------    ----------    -----------    ----------
      Total AFS securities                 $   3,855      $    321      $   2,414      $    743      $   6,269      $  1,064
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            891
                                                                                                                    ==========


For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:


                                                                                        AS OF DECEMBER 31, 2012
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $     34      $       9     $       1             14
Nine months or greater, but less than twelve months                            15             10             -              3
Twelve months or greater                                                      385            175           125            131
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $    434      $     194     $     126            148
                                                                         ==========    ===========   ===========    =============


                                                                                        AS OF DECEMBER 31, 2011
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $    378      $     123     $      29             56
Six months or greater, but less than nine months                               51             28            12             18
Nine months or greater, but less than twelve months                             2              -             1              7
Twelve months or greater                                                      596            454           102            175
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $  1,027      $     605     $     144            256
                                                                         ==========    ===========   ===========    =============

(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2012, decreased $561 million in comparison to December 31, 2011. As discussed further below, we believe the unrealized loss position as of December 31, 2012, did not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2012, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2012, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2012, the unrealized losses associated with our MBS and CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2012, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:


                                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                                       -----------------------------------------
                                                                                          2012           2011          2010
                                                                                       ------------    ----------    -----------
Balance as of beginning-of-year                                                        $      380      $    309      $     260
    Increases attributable to:
      Credit losses on securities for which an OTTI was not
        previously recognized                                                                  98            54             13
      Credit losses on securities for which an OTTI was
        previously recognized                                                                  59            68             61
    Decreases attributable to:
      Securities sold                                                                        (135)          (51)           (25)
                                                                                       ------------    ----------    -----------
          Balance as of end-of-year                                                    $      402      $    380      $     309
                                                                                       ============    ==========    ===========

During 2012, 2011 and 2010, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

o  Failure of the issuer of the security to make scheduled payments;
o  Deterioration of creditworthiness of the issuer;
o  Deterioration of conditions specifically related to the security;
o  Deterioration of fundamentals of the industry in which the issuer operates;
o Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and
o  Deterioration of the rating of the security by a rating agency.


We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     -------------------------
                                                                                                       2012           2011
                                                                                                     -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                                                                      $   1,817      $  1,780
U.S. government bonds                                                                                      310           376
Foreign government bonds                                                                                    32            39
RMBS                                                                                                       188           237
CMBS                                                                                                        17            31
CDOs                                                                                                         4             4
State and municipal bonds                                                                                   25            24
Hybrid and redeemable preferred securities                                                                  42            45
                                                                                                     -----------    ----------
  Total fixed maturity securities                                                                        2,435         2,536
Equity securities                                                                                            2             2
                                                                                                     -----------    ----------
     Total trading securities                                                                        $   2,437      $  2,538
                                                                                                     ===========    ==========

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2012, 2011 and 2010, was $53 million, $115 million and $86 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 31% and 32% of mortgage loans on real estate as of December 31, 2012 and 2011, respectively.

The following provides the composition of our mortgage loans on real estate (in millions):


                                                                                                       AS OF DECEMBER 31,
                                                                                                    -------------------------
                                                                                                      2012           2011
                                                                                                    -----------    ----------
Current                                                                                             $   6,791      $  6,579
Valuation allowance associated with impaired mortgage loans on real estate                                 (6)           (3)
Unamortized premium (discount)                                                                              7            13
                                                                                                    -----------    ----------
    Total carrying value                                                                            $   6,792      $  6,589
                                                                                                    ===========    ==========

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     --------------------------
                                                                                                       2012           2011
                                                                                                     -----------    -----------

Number of impaired mortgage loans on real estate                                                             4              3
                                                                                                     ===========    ===========

Principal balance of impaired mortgage loans on real estate                                          $      38      $      11
Valuation allowance associated with impaired mortgage loans on real estate                                  (6)            (3)
                                                                                                     -----------    -----------
    Carrying value of impaired mortgage loans on real estate                                         $      32      $       8
                                                                                                     ===========    ===========



The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Average carrying value for impaired mortgage loans on real estate                      $      17     $      15      $      29
Interest income recognized on impaired mortgage loans on real estate                           1             1              3
Interest income collected on impaired mortgage loans on real estate                            1             1              3



As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):



                                                   AS OF DECEMBER 31, 2012                     AS OF DECEMBER 31, 2011
                                            ---------------------------------------    ----------------------------------------
                                                                           DEBT-                                      DEBT-
                                                                          SERVICE                                    SERVICE
                                            PRINCIPAL        % OF        COVERAGE      PRINCIPAL        % OF         COVERAGE
                                             AMOUNT         TOTAL          RATIO         AMOUNT        TOTAL          RATIO
                                            ----------    -----------    ----------    -----------   -----------    -----------
LOAN-TO-VALUE
Less than 65%                               $  5,526        81.3 %         1.68        $   5,173        78.6 %        1.61
65% to 74%                                       869        12.8 %         1.39            1,130        17.2 %        1.38
75% to 100%                                      350         5.2 %         0.82              256         3.9 %        0.95
Greater than 100%                                 46         0.7 %         0.79               20         0.3 %        0.73
                                            ----------    -----------                  -----------   ------------
    Total mortgage loans on real estate     $  6,791       100.0 %                     $   6,579       100.0 %
                                            ==========    ===========                  ===========   ============

ALTERNATIVE INVESTMENTS

As of December 31, 2012 and 2011, alternative investments included investments in 98 and 96 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities                                                          $   3,813     $   3,724      $   3,577
Equity AFS securities                                                                          6             5              5
Trading securities                                                                           138           145            148
Mortgage loans on real estate                                                                381           392            407
Real estate                                                                                   11            18             16
Standby real estate equity commitments                                                         -             1              1
Policy loans                                                                                 163           161            167
Invested cash                                                                                  4             3              5
Commercial mortgage loan prepayment
    and bond make-whole premiums                                                              39            75             61
Alternative investments                                                                      125            90             93
Consent fees                                                                                   3             3              8
Other investments                                                                             (5)            -              7
                                                                                       -----------   -----------    -----------
      Investment income                                                                    4,678         4,617          4,495
Investment expense                                                                          (127)         (127)          (133)
                                                                                       -----------   -----------    -----------
        Net investment income                                                          $   4,551     $   4,490      $   4,362
                                                                                       ===========   ===========    ===========



REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities:
    Gross gains                                                                        $      14     $      84      $     100
    Gross losses                                                                            (187)         (218)          (241)
Equity AFS securities:
    Gross gains                                                                                1            10              9
    Gross losses                                                                              (9)            -             (4)
Gain (loss) on other investments                                                              15            27             (4)
Associated amortization of DAC, VOBA, DSI and DFEL
    and changes in other contract holder funds                                                 2            (9)             8
                                                                                       -----------   -----------    -----------
      Total realized gain (loss) related to certain investments                        $    (164)    $    (106)     $    (132)
                                                                                       ===========   ===========    ===========


Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
    Corporate bonds                                                                    $    (62)     $     (13)     $    (88)
    RMBS                                                                                    (50)           (76)          (61)
    CMBS                                                                                    (47)           (56)          (41)
    CDOs                                                                                     (2)            (1)           (1)
    Hybrid and redeemable preferred securities                                                -             (2)           (5)
                                                                                         --------      ---------      --------
      Total fixed maturity securities                                                      (161)          (148)         (196)
Equity securities                                                                            (8)             -            (3)
                                                                                         --------      ---------      --------
        Gross OTTI recognized in net income (loss)                                         (169)          (148)         (199)
        Associated amortization of DAC, VOBA, DSI and DFEL                                   30             30            44
                                                                                       ----------    -----------    ----------
          Net OTTI recognized in net income (loss), pre-tax                            $   (139)     $    (118)     $   (155)
                                                                                       ==========    ===========    ==========

PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                                                           $    118      $      54      $     93
Change in DAC, VOBA, DSI and DFEL                                                           (15)           (12)          (11)
                                                                                       ----------    -----------    ----------
    Net portion of OTTI recognized in OCI, pre-tax                                     $    103      $      42      $     82
                                                                                       ==========    ===========    ==========


DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CDOS

As of December 31, 2012 and 2011, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2012 and 2011, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation. With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:


                                                                         AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                                         -------------------------   --------------------------
                                                                         CARRYING         FAIR        CARRYING         FAIR
                                                                           VALUE         VALUE         VALUE          VALUE
                                                                         ----------    -----------   -----------    -----------
Collateral payable held for derivative investments(1)                    $  2,507      $   2,507     $   2,994      $   2,994
Securities pledged under securities lending agreements(2)                     197            189           200            193
Securities pledged under reverse repurchase agreements(3)                     280            294           280            294
Securities pledged for Term Asset-Backed Securities
    Loan Facility ("TALF")(4)                                                  37             52           173            199
Investments pledged for Federal Home Loan Bank of
    Indianapolis ("FHLBI")(5)                                               1,100          1,936           100            142
                                                                         ----------    -----------   -----------    -----------
      Total payables for collateral on investments                       $  4,121      $   4,978     $   3,747      $   3,822
                                                                         ==========    ===========   ===========    ===========


(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.
(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.
(5) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Collateral payable held for derivative investments                                     $    (487)    $   2,141      $     219
Securities pledged under securities lending agreements                                        (3)            1           (302)
Securities pledged under reverse repurchase agreements                                         -             -            (64)
Securities pledged for TALF                                                                 (136)         (107)           (65)
Investments pledged for FHLBI                                                              1,000             -              -
                                                                                       -----------   -----------    -----------
    Total increase (decrease) in payables for collateral on investments                $     374     $   2,035      $    (212)
                                                                                       ===========   ===========    ===========


INVESTMENT COMMITMENTS

As of December 31, 2012, our investment commitments were $536 million, which included $226 million of LPs, $146 million of private placement securities and $164 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2012 and 2011, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $3.6 billion and $4.7 billion, respectively, or 4% and 5% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.2 billion and $2.5 billion, respectively, or 2% and 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2012, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $8.4 billion, or 9% of our invested assets portfolio and our investment securities in the banking industry with a fair value of $5.3 billion, or 5% of our invested assets portfolio. As of December 31, 2011, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $7.5 billion, or 8% of our invested assets portfolio and our investment securities in the collateralized mortgage and other obligations industry with a fair value of $5.3 billion, or 6% of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS

We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge certain life insurance products and annuity contracts. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.

For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

INTEREST RATE FUTURES

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating rate bond coupon payments by replicating a fixed rate bond, or hedge our exposure to fixed rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

TREASURY AND REVERSE TREASURY LOCKS

We use treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to our issuance of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. In addition, we use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.


PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS

We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS - BUYING PROTECTION

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CREDIT DEFAULT SWAPS - SELLING PROTECTION

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:




                                                   AS OF DECEMBER 31, 2012                    AS OF DECEMBER 31, 2011
                                           ----------------------------------------   ----------------------------------------
                                                                 FAIR VALUE                                 FAIR VALUE
                                            NOTIONAL      -------------------------    NOTIONAL      -------------------------
                                            AMOUNTS         ASSET       LIABILITY      AMOUNTS         ASSET       LIABILITY
                                           -----------    ----------    -----------   -----------    ----------    -----------
QUALIFYING HEDGES
Cash flow hedges:
    Interest rate contracts(1)             $   2,001    $      353      $     224     $   2,212      $    385      $     241
    Foreign currency contracts(1)                420            39             26           340            52             14
                                           -----------   -----------    -----------   -----------    ----------    -----------
      Total cash flow hedges                   2,421           392            250         2,552           437            255
                                           -----------   -----------    -----------   -----------    ----------    -----------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                    35,539         1,030            474        30,232         1,042            475
Foreign currency contracts(1)                     48             -              -             4             -              -
Equity market contracts(1)                    19,744         1,734            170        16,300         2,152             55
Equity collar(1)                                   9             1              -             -             -              -
Credit contracts(1)                                -             -              -            48             -              -
Credit contracts(2)                              149             -             11           148             -             16
Embedded derivatives:
    Indexed annuity contracts(3)                   -             -            732             -             -            399
    Guaranteed living benefits ("GLB")
      reserves(3)                                  -             -            909             -             -          2,217
    Reinsurance related(4)                         -             -            184             -                           12
                                           -----------   -----------    -----------   -----------    ----------    -----------
        Total derivative instruments       $  57,910      $  3,157      $   2,730     $  49,284      $  3,631      $   3,429
                                           ===========   ===========    ===========   ===========    ==========    ===========

(1) Reported in derivative investments on our Consolidated Balance Sheets.
(2) Reported in other liabilities on our Consolidated Balance Sheets.
(3) Reported in future contract benefits on our Consolidated Balance Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:


                                                                 REMAINING LIFE AS OF DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                           LESS THAN        1 - 5         6 - 10        11 - 30       OVER 30
                                             1 YEAR         YEARS         YEARS          YEARS         YEARS          TOTAL
                                           -----------    ----------    -----------    ----------    -----------    ----------
Interest rate contracts(1)                 $   2,834      $ 19,828      $   5,901      $  8,977      $       -      $ 37,540
Foreign currency contracts(2)                     48           205            200            15              -           468
Equity market contracts                       10,667         3,895          5,165            23              3        19,753
Credit contracts                                   -           149              -             -              -           149
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total derivative instruments
      with notional amounts                $  13,549      $ 24,077      $  11,266      $  9,015      $       3      $ 57,910
                                           ===========    ==========    ===========    ==========    ===========    ==========

(1) As of December 31, 2012, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2) As of December 31, 2012, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was April 2028.

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                        $    132      $     (14)     $    (13)
Cumulative effect from adoption of new accounting standards                                   -              -             3
Other comprehensive income (loss):
    Unrealized holding gains (losses) arising during the year:
      Cash flow hedges:
        Interest rate contracts                                                             (41)           201           (18)
        Foreign currency contracts                                                          (22)             3            14
      AFS securities embedded derivatives                                                     -              -             2
    Change in foreign currency exchange rate adjustment                                     (12)             7             4
    Change in DAC, VOBA, DSI and DFEL                                                        14              1            (1)
    Income tax benefit (expense)                                                             20            (74)           (1)
    Less:
     Reclassification adjustment for gains (losses) included in net income (loss):
        Cash flow hedges:
          Interest rate contracts(1)                                                        (21)           (15)            4
          Foreign currency contracts(1)                                                       3              2             2
     Associated amortization of DAC, VOBA, DSI and DFEL                                       3              1             -
     Income tax benefit (expense)                                                             5              4            (2)
                                                                                       ----------    -----------    ----------
           Balance as of end-of-year                                                   $    101      $     132      $    (14)
                                                                                       ==========    ===========    ==========


(1) The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).


The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          ----------    -----------    ----------
QUALIFYING HEDGES
Cash flow hedges:
    Interest rate contracts(1)                            $    (22)     $     (15)     $      3
    Foreign currency contracts(1)                                3              2             2
                                                          ----------    -----------    ----------
      Total cash flow hedges                                   (19)           (13)            5
                                                          ----------    -----------    ----------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                                     (26)           (44)            5
Interest rate contracts(2)                                      52          1,144           175
Foreign currency contracts(1)                                    -              -            43
Foreign currency contracts(2)                                   (8)           (12)          (13)
Equity market contracts(2)                                  (1,014)           315          (386)
Equity market contracts(3)                                    (362)            26          (118)
Credit contracts(1)                                              -              -             1
Credit contracts(2)                                              2             (7)            7
Embedded derivatives:
    Indexed annuity contracts(2)                              (136)             5           (81)
    GLB reserves(2)                                          1,308         (1,809)          268
    Reinsurance related(2)                                     (50)           (47)          (71)
    AFS securities(1)                                            -              -            (4)
                                                          ----------    -----------    ----------
        Total derivative instruments                      $  (253)      $    (442)     $   (169)
                                                          ==========    ===========    ==========


(1) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Gain (loss) recognized as a component of OCI with
    the offset to net investment income                   $     (18)    $     (13)     $      6


As of December 31, 2012, $21 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2012 and 2011, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:


                                            AS OF DECEMBER 31, 2012
-----------------------------------------------------------------------------------------------------------------
                                                            CREDIT
                               REASON        NATURE       RATING OF          NUMBER                      MAXIMUM
                                FOR            OF         UNDERLYING           OF            FAIR       POTENTIAL
        MATURITY              ENTERING      RECOURSE      OBLIGATION(1)    INSTRUMENTS     VALUE(2)      PAYOUT
-------------------------    -----------    ----------    -------------    -----------    -----------   ---------
     12/20/2016(3)               (4)            (5)          BBB-               3          $  (4)       $    68

     03/20/2017(3)               (4)            (5)          BBB-               4             (7)            81
                                                                           -----------    -----------   ---------
                                                                                7          $ (11)       $   149
                                                                           ===========    ===========   =========




                                            AS OF DECEMBER 31, 2011
-----------------------------------------------------------------------------------------------------------------
                                                            CREDIT
                               REASON        NATURE       RATING OF          NUMBER                      MAXIMUM
                                FOR            OF         UNDERLYING           OF            FAIR       POTENTIAL
        MATURITY              ENTERING      RECOURSE      OBLIGATION(1)    INSTRUMENTS     VALUE(2)       PAYOUT
-------------------------    -----------    ----------    -------------    -----------    -----------   ---------
     12/20/2012(6)               (4)            (5)          BBB+               4         $    -        $   40

     12/20/2016(3)               (4)            (5)          BBB+               3            (12)           68

     03/20/2017(3)               (4)            (5)          BBB                2             (4)           40
                                                                           -----------    -----------   ---------
                                                                                9         $  (16)       $  148
                                                                           ===========    ===========   =========


(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2) Broker quotes are used to determine the market value of credit default swaps.
(3) These credit default swaps were sold to a counter-party of the consolidated VIEs discussed in Note 4.
(4) Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5) Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.
(6) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Maximum potential payout                                                 $      149      $     148
Less:
    Counterparty thresholds                                                       -              -
                                                                         ----------    -----------
      Maximum collateral potentially required to post                    $      149      $     148
                                                                         ==========    ===========

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $11 million as of December 31, 2012, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2012, the NPR adjustment was $2 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2012, our exposure was $13 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:


                              AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                             --------------------------   --------------------------
                             COLLATERAL     COLLATERAL    COLLATERAL     COLLATERAL
                             POSTED BY      POSTED BY     POSTED BY      POSTED BY
           S&P                COUNTER-         LNC         COUNTER-         LNC
         CREDIT                PARTY         (HELD BY       PARTY         (HELD BY
        RATING OF             (HELD BY       COUNTER-      (HELD BY       COUNTER-
      COUNTERPARTY              LNC)          PARTY)         LNC)          PARTY)
--------------------------   -----------    -----------   -----------    -----------
           AA                $      41      $       -     $      35      $       -
           AA-                      58              -           219              -
           A+                      551              -           826              -
            A                      762            (68)        1,613            (69)
           A-                    1,113              -           373              -
           BBB                       4              -             -              -
                             -----------    -----------   -----------    -----------
                             $   2,529      $     (68)    $   3,066      $     (69)
                             ===========    ===========   ===========    ===========


7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Current                                                   $    (320)    $     (84)     $    (74)
Deferred                                                        664           354           379
                                                          -----------   -----------    ----------
    Federal income tax expense (benefit)                  $     344     $     270      $    305
                                                          ===========   ===========    ==========

A reconciliation of the effective tax rate differences (in millions) was as follows:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Tax rate times pre-tax income                             $     527     $     186      $    456
Effect of:
    Separate account dividend received deduction               (128)         (135)         (109)
    Tax credits                                                 (34)          (46)          (39)
    Goodwill                                                     (2)          260             -
    Change in uncertain tax positions                           (88)            7             3
    Other items                                                  69            (2)           (6)
                                                          -----------   -----------    ----------
      Federal income tax expense (benefit)                $     344     $     270      $    305
                                                          ===========   ===========    ==========
Effective tax rate                                             23 %          51 %          23 %
                                                          ===========   ===========    ==========

The effective tax rate is the ratio of tax expense over pre-tax income (loss). The change in uncertain tax positions relates primarily to the lapse of statute of limitations for prior year tax returns. Other items include corrections of immaterial errors in prior period.

The federal income tax asset (liability) (in millions) was as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Current                                                                  $    173      $    (276)
Deferred                                                                   (3,391)        (2,233)
                                                                         ----------    -----------
    Total federal income tax asset (liability)                           $ (3,218)     $  (2,509)
                                                                         ==========    ===========



Significant components of our deferred tax assets and liabilities (in millions) were as follows:


                                                                           AS OF DECEMBER 31,
                                                                        -------------------------
                                                                          2012           2011
                                                                        -----------    ----------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds                $     900      $  1,034
Deferred gain on business sold through reinsurance                             27           136
Reinsurance related embedded derivative asset                                 141           123
Investments                                                                   448           222
Compensation and benefit plans                                                141           130
Net operating loss                                                              4             -
Net capital loss                                                               32            59
Tax credits                                                                   205           200
VIE                                                                            36            98
Other                                                                          44           197
                                                                        -----------    ----------
    Total deferred tax assets                                               1,978         2,199
                                                                        -----------    ----------


                                                                           AS OF DECEMBER 31,
                                                                        -------------------------
                                                                          2012           2011
                                                                        -----------    ----------
DEFERRED TAX LIABILITIES
DAC                                                                     $   1,393      $  1,412
VOBA                                                                          239           370
Net unrealized gain on AFS securities                                       3,283         2,188
Net unrealized gain on trading securities                                     150           126
Intangibles                                                                   172           173
Other                                                                         132           163
                                                                        -----------    ----------
    Total deferred tax liabilities                                          5,369         4,432
                                                                        -----------    ----------
      Net deferred tax asset (liability)                                $  (3,391)     $ (2,233)
                                                                        ===========    ==========

As of December 31, 2012, the Company had $11 million of net operating loss carryforwards that begin to expire in 2031 and $90 million of capital loss carryforwards that begin to expire in 2014. In addition, the Company had $139 million of alternative minimum tax credits that are not subject to expiration and $66 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.


As of December 31, 2012 and 2011, $59 million and $191 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:


                                                                  FOR THE
                                                                YEARS ENDED
                                                                DECEMBER 31,
                                                          -------------------------
                                                            2012          2011
                                                          -----------   -----------
Balance as of beginning-of-year                           $     275     $     278
    Increases for prior year tax positions                        -             2
    Decreases for prior year tax positions                     (145)          (11)
    Increases for current year tax positions                      3            12
    Decreases for current year tax positions                      -            (6)
    Decreases for settlements with taxing authorities            (2)            -
    Decreases for lapse of statute of limitations               (64)            -
                                                          -----------   -----------
      Balance as of end-of-year                           $      67     $     275
                                                          ===========   ===========

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2012, 2011 and 2010, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(78) million, $8 million and $6 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $11 million and $89 million as of December 31, 2012 and 2011, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities. The Company is currently under examination by the IRS for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. The Company has protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. The Company believes a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for JP Life Insurance Company and JP Financial Insurance Company for the tax years ended April 1, 2007, and July 1, 2007, respectively, with agreement on all adjustments on January 18, 2013. The Company does not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

8.  DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $  5,887      $   6,029      $  7,310
    Cumulative effect from adoption of new accounting standards                               -              -        (1,483)
    Business acquired (sold) through reinsurance                                           (126)           184           (14)
    Deferrals                                                                             1,294          1,368         1,353
    Amortization, net of interest:
      Unlocking                                                                             (71)          (130)           93
      Amortization, excluding unlocking, net of interest                                   (760)          (666)         (654)
    Adjustment related to realized (gains) losses                                           (49)           (39)          (51)
    Adjustment related to unrealized (gains) losses                                        (145)          (859)         (525)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $  6,030      $   5,887      $  6,029
                                                                                       ==========    ===========    ==========

Changes in VOBA (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    -----------   -----------
Balance as of beginning-of-year                                                        $  1,055      $   1,378     $   2,086
    Business acquired (sold) through reinsurance                                            (20)            12             -
    Deferrals                                                                                12             20            26
    Amortization:
      Unlocking                                                                             (23)           174           (48)
      Amortization, excluding unlocking                                                    (225)          (279)         (350)
    Accretion of interest(1)                                                                 73             78            89
    Adjustment related to realized (gains) losses                                             9             (6)           (7)
    Adjustment related to unrealized (gains) losses                                        (179)          (322)         (418)
                                                                                       ----------    -----------   -----------
        Balance as of end-of-year                                                      $    702      $   1,055     $   1,378
                                                                                       ==========    ===========   ===========

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.30% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2012, was as follows:



2013                         $      94
2014                                72
2015                                64
2016                                57
2017                                52

Changes in DSI (in millions) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $    309      $     324      $    361
    Deferrals                                                                                39             39            66
    Amortization, net of interest:
      Unlocking                                                                              14             (2)           (3)
      Amortization, excluding unlocking, net of interest                                    (43)           (36)          (48)
    Adjustment related to realized (gains) losses                                            (5)            (3)          (11)
    Adjustment related to unrealized (gains) losses                                         (18)           (13)          (41)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $    296      $     309      $    324
                                                                                       ==========    ===========    ==========

Changes in DFEL (in millions) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $  1,360      $   1,472      $  1,273
    Business acquired (sold) through reinsurance                                            (44)            18            22
    Deferrals                                                                               348            544           546
    Amortization, net of interest:
      Unlocking                                                                             (69)            31            (1)
      Amortization, excluding unlocking, net of interest                                   (206)          (160)         (190)
    Adjustment related to realized (gains) losses                                            (5)            (8)           (4)
    Adjustment related to unrealized (gains) losses                                         (42)          (537)         (174)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $  1,342      $   1,360      $  1,472
                                                                                       ==========    ===========    ==========

9.  REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Direct insurance premiums and fees                                                     $  7,096      $   6,735      $  6,338
Reinsurance assumed                                                                          18             21            22
Reinsurance ceded                                                                        (1,287)        (1,511)       (1,361)
                                                                                       ----------    -----------    ----------
    Total insurance premiums and fees                                                  $  5,827      $   5,245      $  4,999
                                                                                       ==========    ===========    ==========

Direct insurance benefits                                                              $  4,714      $   4,828      $  4,321
Reinsurance recoveries netted against benefits                                           (1,778)        (2,624)       (1,754)
                                                                                       ----------    -----------    ----------
    Total benefits                                                                     $  2,936      $   2,204      $  2,567
                                                                                       ==========    ===========    ==========


We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 30% to 35% of the mortality risk on newly issued non-term life insurance contracts and approximately 25% to 30% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2012, the reserves associated with these reinsurance arrangements totaled $809 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.4 billion and $3.5 billion as of December 31, 2012 and 2011, respectively. Swiss Re has funded a trust, with a balance of $1.8 billion as of December 31, 2012, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2012, included $1.5 billion and $176 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

During 2012, 2011 and 2010, we amortized $48 million, $49 million and $49 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:



                                                   FOR THE YEAR ENDED DECEMBER 31, 2012
                                          -------------------------------------------------------
                                          ACQUISITION    CUMULATIVE
                                            BALANCE      IMPAIRMENT
                                             AS OF          AS OF                      BALANCE
                                           BEGINNING-    BEGINNING-                   AS OF END-
                                            OF-YEAR        OF-YEAR      IMPAIRMENT     OF-YEAR
                                          ------------    -----------  -------------  -----------
Annuities                                  $   1,040      $    (600)   $       -      $     440
Retirement Plan Services                          20              -            -             20
Life Insurance                                 2,186           (647)           -          1,539
Group Protection                                 274              -            -            274
Other Operations - Media                         176           (176)           -              -
                                          ------------    -----------  -----------    -----------
    Total goodwill                         $   3,696      $  (1,423)   $       -      $   2,273
                                          ============    ===========  ===========    ===========

                                                   FOR THE YEAR ENDED DECEMBER 31, 2011
                                          -------------------------------------------------------
                                          ACQUISITION    CUMULATIVE
                                            BALANCE      IMPAIRMENT
                                             AS OF          AS OF                      BALANCE
                                           BEGINNING-    BEGINNING-                   AS OF END-
                                            OF-YEAR        OF-YEAR      IMPAIRMENT     OF-YEAR
                                          ------------    -----------  -------------  -----------
Annuities                                  $   1,040      $    (600)   $       -      $     440
Retirement Plan Services                          20              -            -             20
Life Insurance                                 2,186              -         (647)         1,539
Group Protection                                 274              -            -            274
Other Operations - Media                         176            (79)         (97)             -
                                          ------------    -----------  -------------  -----------
    Total goodwill                         $   3,696      $    (679)   $    (744)     $   2,273
                                          ============    ===========  =============  ===========

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2012, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded a goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:


                                                          AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                          -------------------------    -------------------------
                                                            GROSS                        GROSS
                                                           CARRYING     ACCUMULATED     CARRYING     ACCUMULATED
                                                            AMOUNT     AMORTIZATION      AMOUNT     AMORTIZATION
                                                          -----------  ------------    -----------  ------------
Life Insurance:
    Sales force                                           $     100    $       27      $     100      $     23
Retirement Plan Services:
    Mutual fund contract rights(1)                                5             -              2             -
Other Operations:
    FCC licenses(1)                                             129             -            118             -
    Other                                                         4             3              4             3
                                                          -----------  ------------    -----------  ------------
      Total                                               $     238    $       30      $     224      $     26
                                                          ===========  ============    ===========  ============

(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2012, was as follows:


2013                         $       4
2014                                 4
2015                                 4
2016                                 4
2017                                 4




11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):


                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------  ------------
RETURN OF NET DEPOSITS
Total account value                                       $   63,478   $    54,004
Net amount at risk(1)                                            392         1,379
Average attained age of contract holders                    60 years      59 years
MINIMUM RETURN
Total account value                                       $      149   $       155
Net amount at risk(1)                                             37            48
Average attained age of contract holders                    73 years      72 years
Guaranteed minimum return                                        5 %           5 %
ANNIVERSARY CONTRACT VALUE
Total account value                                       $   23,019   $    21,648
Net amount at risk(1)                                          1,133         2,939
Average attained age of contract holders                    67 years      67 years


(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2012, to December 31, 2011, was attributable primarily to the increase in equity markets during 2012.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------

Balance as of beginning-of-year                           $      84     $      44      $     71
    Changes in reserves                                          64            93            57
    Benefits paid                                               (44)          (53)          (84)
                                                          -----------   -----------    ----------
      Balance as of end-of-year                           $     104     $      84      $     44
                                                          ===========   ===========    ==========

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:


                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------    ----------
ASSET TYPE
Domestic equity                                           $  37,899      $ 34,286
International equity                                         14,850        13,095
Bonds                                                        21,174        17,735
Money market                                                  7,747         5,892
                                                          -----------    ----------
    Total                                                 $  81,670      $ 71,008
                                                          ===========    ==========

Percent of total variable annuity separate account
  values                                                       98 %          98 %


Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 38% of permanent life insurance in force as of December 31, 2012, and 29% of total sales for these products for the year ended December 31, 2012.

12.  SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     -------------------------
                                                                                                       2012           2011
                                                                                                     -----------    ----------
Short-Term Debt
  Short-term notes payable to LNC                                                                    $      28      $     10
  Current maturities of long-term debt                                                                       4             -
                                                                                                     -----------    ----------
    Total short-term debt                                                                            $      32      $     10
                                                                                                     ===========    ==========

Long-Term Debt, Excluding Current Portion
  2.75% note, due 2013                                                                               $       -      $      4
  LIBOR + 3 bps notes, due 2017                                                                            250           250
  LIBOR + 100 bps loan, due 2037                                                                           375           375
  LIBOR + 341 bps loan, due 2040                                                                             -           500
  Surplus notes due LNC:
    9.76% surplus note, due 2024                                                                            50            50
    6.56% surplus note, due 2028                                                                           500           500
    6.03% surplus note, due 2028                                                                           750           750
                                                                                                     -----------    ----------
      Total surplus notes                                                                                1,300         1,300
                                                                                                     -----------    ----------
        Total long-term debt                                                                         $   1,925      $  2,429
                                                                                                     ===========    ==========

Future principal payments due on long-term debt (in millions) as of December 31, 2012, were as follows:


2013                                                                                   $      4
2014                                                                                          -
2015                                                                                          -
2016                                                                                          -
2017                                                                                        250
Thereafter                                                                                1,675
                                                                                       ----------
    Total                                                                              $  1,929
                                                                                       ==========


On September 10, 2010, LNC issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the Federal Home Loan Bank of Indianapolis due June 20, 2017.

We issued a surplus note for $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note for $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 341 bps. On July 1, 2012, we repaid all of our LIBOR + 341 bps note due 2040.

13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2012. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2012, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $200 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. The parties are conducting fact discovery, and no class certification motion has yet been filed. We dispute the allegations and are vigorously defending this matter.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding ("Adversary Proceeding") captioned LEHMAN BROTHERS SPECIAL FINANCING, INC. V.

BANK OF AMERICA, N.A. ET AL., Adv. Pro. No. 10-03547 (JMP) and instituted under IN RE LEHMAN BROTHERS HOLDINGS INC. in the United States Bankruptcy Court in the Southern District of New York. Plaintiff Lehman Brothers Special Financing Inc. ("LBSF") seeks to (i) overturn the application of certain priority of payment provisions in 47 collateralized debt obligation transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to Noteholders in accordance with the Note agreements. The Adversary proceeding is stayed through July 20, 2013, and LNL's response is currently due to be filed on September 5, 2013.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we subsidiaries are the subject of multiple regulatory inquiries and examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

COMMITMENTS

LEASES

We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period. In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2012, 2011 and 2010, was $37 million, $36 million and $40 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2012, were as follows:



2013                         $      31
2014                                31
2015                                26
2016                                22
2017                                16

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2012, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 19%, 22% and 25% of Annuities' variable annuity product deposits in 2012, 2011 and 2010, respectively, and represented approximately 50%, 54% and 58% of the segment's total variable annuity product account values as of December 31, 2012, 2011 and 2010, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 21%, 27% and 29% of variable annuity product deposits in 2012, 2011 and 2010, respectively, and represented 58%, 62% and 66% of the segment's total variable annuity product account values as of December 31, 2012, 2011 and 2010, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $32 million and $29 million as of December 31, 2012 and 2011, respectively.

14. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.


ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):



                                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                                          -------------------------------------
                                                                                            2012          2011         2010
                                                                                          ----------    ----------    ---------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                                           $  2,805      $  1,119    $      36
    Cumulative effect from adoption of new accounting standards                                  -             -          183
    Unrealized holding gains (losses) arising during the year                                2,631         3,292        2,322
    Change in foreign currency exchange rate adjustment                                         14            (5)          (6)
    Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds      (1,233)         (798)      (1,038)
    Income tax benefit (expense)                                                              (459)         (890)        (461)
    Less:
      Reclassification adjustment for gains (losses) included in net income (loss)            (181)         (124)        (136)
      Associated amortization of DAC, VOBA, DSI and DFEL                                        (1)          (10)           8
      Income tax benefit (expense)                                                              64            47           45
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $  3,876      $  2,805    $   1,119
                                                                                          ==========    ==========  ===========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year                                                           $   (103)     $   (126)   $    (108)
(Increases) attributable to:
    Cumulative effect from adoption of new accounting standards                                  -             -           (5)
    Gross OTTI recognized in OCI during the year                                              (118)          (54)         (93)
    Change in DAC, VOBA, DSI and DFEL                                                           15            12           11
    Income tax benefit (expense)                                                                35            15           28
Decreases attributable to:
    Sales, maturities or other settlements of AFS securities                                   118            99           81
    Change in DAC, VOBA, DSI and DFEL                                                          (17)          (21)         (19)
    Income tax benefit (expense)                                                               (35)          (28)         (21)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $   (105)     $   (103)   $    (126)
                                                                                          ==========    ==========  ===========
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                           $    132      $    (14)   $     (13)
    Cumulative effect from adoption of new accounting standards                                  -             -            3
    Unrealized holding gains (losses) arising during the year                                  (63)          204           (2)
    Change in foreign currency exchange rate adjustment                                        (12)            7            4
    Change in DAC, VOBA, DSI and DFEL                                                           14             1           (1)
    Income tax benefit (expense)                                                                20           (74)          (1)
    Less:
      Reclassification adjustment for gains (losses) included in net income (loss)             (18)          (13)           6
      Associated amortization of DAC, VOBA, DSI and DFEL                                         3             1            -
      Income tax benefit (expense)                                                               5             4           (2)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $    101      $    132    $     (14)
                                                                                          ==========    ==========  ===========
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance as of beginning-of-year                                                           $    (14)     $    (14)   $     (17)
    Adjustment arising during the year                                                           3             1            4
    Income tax benefit (expense)                                                                (1)           (1)          (1)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $    (12)     $    (14)   $     (14)
                                                                                          ==========    ==========  ===========

15. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                                 ---------------------------------------
                                                                                   2012          2011           2010
                                                                                 ----------    -----------    ----------
Total realized gain (loss) related to certain investments(1)                     $   (164)     $    (106)     $   (132)
Realized gain (loss) on the mark-to-market on certain instruments(2)                  138            (65)          (41)
Indexed annuity net derivative results:(3)
    Gross gain (loss)                                                                  16              2            34
    Associated amortization of DAC, VOBA, DSI and DFEL                                 (5)            (2)          (14)
Variable annuity net derivatives results:(4)
    Gross gain (loss)                                                                 (77)           (51)          (30)
    Associated amortization of DAC, VOBA, DSI and DFEL                                (31)           (28)          (55)
                                                                                 ----------    -----------    ----------
      Total realized gain (loss)                                                 $   (123)     $    (250)     $   (238)
                                                                                 ==========    ===========    ==========

(1) See "Realized Gain (Loss) Related to Certain Investments" section in Note 5.
(2) Represents changes in the fair values of certain derivative investments (including those associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.
(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.
(4) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

16. COMMISSIONS AND OTHER EXPENSES

Details underlying commissions and other expenses (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Commissions                                                                            $   1,972     $   2,534      $   1,859
General and administrative expenses                                                        1,553         1,392          1,293
Expenses associated with reserve financing and unrelated LOCs                                 40            24             16
DAC and VOBA deferrals and interest, net of amortization                                    (300)         (565)          (509)
Broker-dealer expenses                                                                       243           236            212
Specifically identifiable intangible asset amortization                                        4             4              4
Media expenses                                                                                66            69             59
Taxes, licenses and fees                                                                     244           244            192
Merger-related expenses                                                                        -             -              9
Restructuring charges (recoveries)                                                            16             -             (1)
                                                                                       -----------   -----------    -----------
    Total                                                                              $   3,838     $   3,938      $   3,134
                                                                                       ===========   ===========    ===========

17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.


The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:


                                                 AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                             2012           2011          2012           2011
                                           -----------    ----------    -----------    ----------
                                                                                 OTHER
                                               PENSION BENEFITS         POSTRETIREMENT BENEFITS
                                           -------------------------    -------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year         $     137     $     128      $       5    $        5
Actual return on plan assets                      17            17              -             -
Company and participant contributions              -             -              4             4
Benefits paid                                     (9)           (8)            (4)           (4)
                                           -----------   -----------    -----------  ------------
    Fair value as of end-of-year                 145           137              5             5
                                           -----------   -----------    -----------  ------------

CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                  121           116             21            21
Interest cost                                      5             6              1             1
Company and participant contributions              -             -              1             1
Actuarial (gains) losses                           9             7             (2)            1
Benefits paid                                     (9)           (8)            (4)           (3)
                                           -----------   -----------    -----------  ------------
    Balance as of end-of-year                    126           121             17            21
                                           -----------   -----------    -----------  ------------
      Funded status of the plans           $      19     $      16      $     (12)   $      (16)
                                           ===========   ===========    ===========  ============

AMOUNTS RECOGNIZED ON THE
    CONSOLIDATED BALANCE SHEETS
Other assets                               $      21     $      18      $       -    $        -
Other liabilities                                 (2)           (2)           (12)          (16)
                                           -----------   -----------    -----------  ------------
    Net amount recognized                  $      19     $      16      $     (12)   $      (16)
                                           ===========   ===========    ===========  ============

AMOUNTS RECOGNIZED IN
    ACCUMULATED OCI, NET OF TAX
Net (gain) loss                            $      13      $     14      $      (1)   $        -
Prior service credit                               -             -              -             -
                                           -----------   -----------    -----------  ------------
    Net amount recognized                  $      13      $     14      $      (1)   $        -
                                           ===========   ===========    ===========  ============

RATE OF INCREASE IN COMPENSATION
Retiree Life Insurance Plan                     N/A            N/A          4.00 %       4.00 %
All other plans                                 N/A            N/A             N/A          N/A

WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
    Weighted-average discount rate           3.93 %         4.25 %          4.03 %       4.25 %
    Expected return on plan assets           6.50 %         8.00 %          6.50 %       6.50 %
Net periodic benefit cost:
    Weighted-average discount rate           4.25 %         5.25 %          4.25 %       5.00 %
    Expected return on plan assets           6.50 %         8.00 %          6.50 %       6.50 %

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2012, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2013, our discount rate for the pension plans will be 3.93%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target allocation. We reevaluate this assumption each plan year. For 2013, our expected return on plan assets is 6.50% for the plans.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:


                                                                       AS OF OR FOR THE
                                                                    YEARS ENDED DECEMBER 31,
                                                            ----------- -- ---------- -- -----------
                                                              2012           2011          2010
                                                            -----------    ----------    -----------
Pre-65 health care cost trend rate                            8.00 %         8.50 %        9.50 %
Post-65 health care cost trend rate                           8.00 %         8.50 %        9.50 %
Ultimate trend rate                                           4.50 %         4.50 %        5.00 %
Year that the rate reaches the ultimate trend rate             2020           2021          2020


We expect the health care cost trend rate for 2013 to be 8.00% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                              AS OF DECEMBER 31,
                                           --------------------------
                                             2012           2011
                                           -----------    -----------
Accumulated benefit obligation             $       2      $       2
Projected benefit obligation                       2              2
Fair value of plan assets                          -              -

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                           -----------------------------------------------------------------------------------
                                                      PENSION BENEFITS                     OTHER POSTRETIREMENT BENEFITS
                                           ----------------------------------------    ---------------------------------------
                                             2012           2011          2010           2012          2011           2010
                                           -----------    ----------    -----------    ----------    -----------    ----------
Interest cost                              $       5      $      6      $       7      $      1      $       1      $      1
Expected return on plan assets                    (9)          (10)            (9)            -              -             -
Recognized net actuarial loss (gain)               1             2              2             -              -             -
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Net periodic benefit expense           $      (3)     $     (2)     $       -      $      1      $       1      $      1
    (recovery)                             ===========    ==========    ===========    ==========    ===========    ==========


We expect our 2013 pension plans' income to be approximately $3 million.

For 2013, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be a $1 million loss for our pension plans and a less than $1 million gain for our other postretirement plans.

PLAN ASSETS

Our pension plans' asset target allocations by asset category based on estimated fair values were as follows:


                                             2012           2011
                                           -----------    -----------
Fixed maturity securities                       80 %        80 %
Common stock:
    Domestic equity                             14 %        14 %
    International equity                         6 %         6 %




The investment objectives for the assets related to our pension plans are to:

o Maintain sufficient liquidity to pay obligations of the plans as they come due;
o Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
o  Maintain an appropriate asset allocation policy;
o Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
o  Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (14%) are split into large cap (10%), small cap (2%) and hedge funds (2%). Fixed maturity securities represent core fixed income investments. The performance of the pension trust assets is monitored on a quarterly basis relative to the plans' objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:



                                                            AS OF DECEMBER 31,
                                           ------------------------------------------------------
                                              2012          2011           2012          2011
                                           -----------    -----------   -----------    ----------
                                                                                 OTHER
                                                 PENSION PLANS          POSTRETIREMENT BENEFITS
                                           --------------------------   -------------------------
Fixed maturity securities:
    Corporate bonds                        $      48      $      53     $       -      $      -
    U.S. government bonds                         26             16             -             -
    Foreign government bonds                       2              3             -             -
    RMBS                                           -              -             -             -
    CMBS                                           -              1             -             -
    CDOs                                           -              -             -             -
Common stock                                      66             61             -             -
Cash and invested cash                             3              3             5             5
                                           -----------    -----------   -----------    ----------
        Total                              $     145      $     137     $       5      $      5
                                           ===========    ===========   ===========    ==========

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2012 or 2011. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2013 under applicable pension law.

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2013 is less than $1 million.

We expect the following benefit payments (in millions):


                                             DEFINED          OTHER
                                             BENEFIT          POST-
                                             PENSION        RETIREMENT
                                              PLANS           PLANS
                                           -------------    ----------
2013                                       $        10    $        2
2014                                                10             2
2015                                                10             2
2016                                                 9             1
2017                                                 9             1
Following five years thereafter                     41             6

18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents. LNC and we make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for these plans were $68 million, $65 million and $60 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:


                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       -----------   -----------
Total liabilities(1)                                                                   $     335     $     304
Investments held to fund liabilities(2)                                                      146           133


(1) Reported in other liabilities on our Consolidated Balance Sheets.
(2) Reported in other assets on our Consolidated Balance Sheets.


DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plan document. Expenses (income) (in millions) for this plan were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Employer matching contributions                                                        $       7     $       6      $       6
Increase (decrease) in measurement of liabilities, net of total return swap                   11             1              1
                                                                                       -----------   -----------    -----------
    Total plan expenses (income)                                                       $      18     $       7      $       7
                                                                                       ===========   ===========    ===========

DEFERRED COMPENSATION PLANS FOR AGENTS

We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plans' documents. Expenses (income) (in millions) for these plans were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Employer matching contributions                                                        $       1     $       1      $       3
Increase (decrease) in measurement of liabilities, net of total return swap                    5             -              3
                                                                                       -----------   -----------    -----------
    Total plan expenses (income)                                                       $       6     $       1      $       6
                                                                                       ===========   ===========    ===========

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

Non-employee directors may defer a portion of their annual retainers, and we credit deferred stock units annually to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' deferred compensation plan. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for this plan were $2 million, less than ($1) million and $2 million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS

Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Participants may not receive the returns on these funds until attaining a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the deferred compensation plan. The plan obligation increases with contributions, deferrals and investment gains, and decreases with withdrawals and investment losses. The plan assets increase with investment gains and decrease with investment losses and payouts of benefits. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for this plan were $3 million, $4 million and $2 million, respectively.

19. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:


                                              FOR THE YEARS ENDED DECEMBER 31,
                                           ----------------------------------------
                                             2012           2011          2010
                                           -----------    -----------   -----------
Stock options                              $       8      $       8     $       5
Performance shares                                 5              2            (1)
SARs                                               1              -             -
RSUs and nonvested stock                          17             12            11
                                           -----------    -----------   -----------
    Total                                  $      31      $      22     $      15
                                           ===========    ===========   ===========

Recognized tax benefit                     $      11      $       8     $       5
                                           ===========    ===========   ===========

20.  STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC amounts (in millions) below consists of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont IV.


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Capital and surplus                                                      $    6,457    $   7,054

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------
                                                                           2012          2011          2010
                                                                         ----------    -----------   -----------
Net gain (loss) from operations, after-tax                               $    649      $     291     $     553
Net income (loss)                                                             600            104           430
Dividends to LNC                                                              605            800           684


The increase in statutory net income (loss) for the year ended December 31, 2012, from that of 2011, was primarily due to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to increased realized losses in invested assets, an increase in reserves on UL secondary guarantee products and prior year favorable tax items that did not repeat in 2011.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006 and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP. Specifically, it is accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2012 and 2011.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Calculation of reserves using the Indiana universal life method          $    249      $     270
Calculation of reserves using continuous CARVM                                 (2)            (2)
Conservative valuation rate on certain annuities                              (26)           (20)
Lesser of LOC and XXX additional reserve as surplus                         2,483          1,731

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. We expect that we could pay dividends of approximately $643 million in 2013 without prior approval from the respective state commissioner.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

21. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:


                                                                        AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                                        -------------------------    -------------------------
                                                                         CARRYING        FAIR         CARRYING        FAIR
                                                                          VALUE          VALUE         VALUE          VALUE
                                                                        -----------    ----------    -----------    ----------
ASSETS
AFS securities:
    Fixed maturity securities                                           $  80,254      $ 80,254      $  73,607      $ 73,607
    VIEs' fixed maturity securities                                           708           708            700           700
    Equity securities                                                         157           157            139           139
Trading securities                                                          2,437         2,437          2,538         2,538
Mortgage loans on real estate                                               6,792         7,446          6,589         7,233
Derivative investments                                                      2,263         2,263          2,846         2,846
Other investments                                                           1,089         1,089          1,059         1,059
Cash and invested cash                                                      3,278         3,278          3,844         3,844
Separate account assets                                                    95,373        95,373         83,477        83,477

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                           (732)         (732)          (399)         (399)
    GLB reserves embedded derivatives                                        (909)         (909)        (2,217)       (2,217)
Other contract holder funds:
    Remaining guaranteed interest and similar contracts                      (867)         (867)        (1,114)       (1,114)
    Account values of certain investment contracts                        (28,480)      (32,620)       (27,403)      (30,739)
Short-term debt                                                               (32)          (32)           (10)          (10)
Long-term debt                                                             (1,925)       (1,972)        (2,429)       (2,466)
Reinsurance related embedded derivatives                                     (184)         (184)           (12)          (12)
VIEs' liabilities - derivative instruments                                   (128)         (128)          (291)         (291)
Other liabilities:
    Credit default swaps                                                      (11)          (11)           (16)          (16)

BENEFIT PLANS' ASSETS(1)                                                      150           150            142           142


(1) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.


OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2012 and 2011, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2012 or 2011, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:


                                                                                      AS OF DECEMBER 31, 2012
                                                                      --------------------------------------------------------
                                                                         QUOTED
                                                                         PRICES
                                                                       IN ACTIVE
                                                                      MARKETS FOR     SIGNIFICANT   SIGNIFICANT
                                                                       IDENTICAL     OBSERVABLE    UNOBSERVABLE      TOTAL
                                                                         ASSETS        INPUTS         INPUTS          FAIR
                                                                       (LEVEL 1)      (LEVEL 2)     (LEVEL 3)        VALUE
                                                                      ------------   ------------  -------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $      65      $ 64,654      $   2,065      $  66,784
      U.S. government bonds                                                  362            30              1            393
      Foreign government bonds                                                 -           594             46            640
      RMBS                                                                     -         5,880              3          5,883
      CMBS                                                                     -           928             27            955
      CDOs                                                                     -            26            154            180
      State and municipal bonds                                                -         4,211             32          4,243
      Hybrid and redeemable preferred securities                              30         1,030            116          1,176
    VIEs' fixed maturity securities                                          110           598              -            708
    Equity AFS securities                                                     44            26             87            157
    Trading securities                                                         2         2,379             56          2,437
    Derivative investments                                                     -           347          1,916          2,263
Cash and invested cash                                                         -         3,278              -          3,278
Separate account assets                                                    1,519        93,854              -         95,373
                                                                      ------------   ------------  -------------   -----------
        Total assets                                                   $   2,132      $177,835      $   4,503      $  184,470
                                                                      ============   ============  =============   ===========

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                     $       -      $      -      $    (732)     $    (732)
    GLB reserves embedded derivatives                                          -             -           (909)          (909)
Reinsurance related embedded derivatives                                       -          (184)             -           (184)
VIEs' liabilities - derivative instruments                                     -             -           (128)          (128)
Other liabilities:
    Credit default swaps                                                       -             -            (11)           (11)
                                                                      ------------   ------------  -------------   -----------
        Total liabilities                                              $       -      $   (184)     $  (1,780)     $  (1,964)
                                                                      ============   ============  =============   ===========

BENEFIT PLANS' ASSETS                                                  $      16      $    134      $       -      $     150
                                                                      ============   ============  =============   ===========


                                                                                      AS OF DECEMBER 31, 2011
                                                                     ---------------------------------------------------------
                                                                         QUOTED
                                                                         PRICES
                                                                       IN ACTIVE
                                                                      MARKETS FOR     SIGNIFICANT   SIGNIFICANT
                                                                       IDENTICAL     OBSERVABLE    UNOBSERVABLE      TOTAL
                                                                         ASSETS        INPUTS         INPUTS          FAIR
                                                                       (LEVEL 1)      (LEVEL 2)     (LEVEL 3)        VALUE
                                                                     -------------   ------------  -------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $      61     $  55,603      $   2,423      $  58,087
      U.S. government bonds                                                  426            18              1            445
      Foreign government bonds                                                 -           621             97            718
      RMBS                                                                     -         7,506            158          7,664
      CMBS                                                                     -         1,498             31          1,529
      CDOs                                                                     -             -            101            101
      State and municipal bonds                                                -         3,943              -          3,943
      Hybrid and redeemable preferred securities                              15         1,006             99          1,120
    VIEs' fixed maturity securities                                          108           592              -            700
    Equity AFS securities                                                     37            46             56            139
    Trading securities                                                         2         2,469             67          2,538
    Derivative investments                                                     -           362          2,484          2,846
Cash and invested cash                                                         -         3,844              -          3,844
Separate account assets                                                    1,582        81,895              -         83,477
                                                                     -------------   ------------  -------------   -----------
        Total assets                                                   $   2,231     $ 159,403      $   5,517      $ 167,151
                                                                     =============   ============  =============   ===========

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                     $       -     $       -      $    (399)     $    (399)
    GLB reserves embedded derivatives                                          -             -         (2,217)        (2,217)
Reinsurance related embedded derivatives                                       -           (12)             -            (12)
VIEs' liabilities - derivative instruments                                     -             -           (291)          (291)
Other liabilities:
    Credit default swaps                                                       -             -            (16)           (16)
                                                                     -------------   ------------  -------------   -----------
        Total liabilities                                              $       -     $     (12)     $  (2,923)     $  (2,935)
                                                                     =============   ============  =============   ===========
BENEFIT PLANS' ASSETS                                                  $      14     $     128      $       -      $     142
                                                                     =============   ============  =============   ===========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,423      $    (25)     $      35      $    274      $    (642)     $   2,065
      U.S. government bonds                        1             -              -             -              -              1
      Foreign government bonds                    97             -              -            (5)           (46)            46
      RMBS                                       158            (3)             3            (8)          (147)             3
      CMBS                                        31           (11)            16           (11)             2             27
      CDOs                                       101            (2)             8            61            (14)           154
      State and municipal bonds                    -             -              -            32              -             32
      Hybrid and redeemable
        preferred securities                      99            (1)            23             -             (5)           116
    Equity AFS securities                         56            (8)            13            26              -             87
    Trading securities                            67             3              4            (2)           (16)            56
    Derivative investments                     2,484          (823)            73           182              -          1,916
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (399)         (136)             -          (197)             -           (732)
    GLB reserves embedded derivatives         (2,217)        1,308              -             -              -           (909)
VIEs' liabilities - derivative
    instruments(5)                              (291)          163              -             -              -           (128)
Other liabilities:
    Credit default swaps(6)                      (16)            5              -             -              -            (11)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   2,594      $    470      $     175      $    352      $    (868)     $   2,723
                                           ===========    ==========    ===========  ============    ===========    ===========


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,353      $      3      $      42      $   (134)     $     159      $   2,423
      U.S. government bonds                        2             -              -            (1)             -              1
      Foreign government bonds                   113             -              4            (3)           (17)            97
      RMBS                                       119            (3)             6            36              -            158
      CMBS                                       102           (62)            61           (74)             4             31
      CDOs                                       171            19            (17)          (72)             -            101
      Hybrid and redeemable
        preferred securities                     114            (1)            (5)           (7)            (2)            99
    Equity AFS securities                         91             8            (12)            3            (34)            56
    Trading securities                            74             3              1            (7)            (4)            67
    Derivative investments                     1,494           495            383           112              -          2,484
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (497)            5              -            93              -           (399)
    GLB reserves embedded derivatives           (408)       (1,809)             -             -              -         (2,217)
VIEs' liabilities - derivative
      instruments(5)                            (209)          (82)             -             -              -           (291)
Other liabilities:
    Credit default swaps(6)                      (16)           (6)             -             6              -            (16)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   3,503      $ (1,430)     $     463      $    (48)     $     106      $   2,594
                                           ===========    ==========    ===========  ============    ===========    ===========

Benefit plans' assets(7)                   $       6      $      -      $       -      $     (6)     $       -      $       -
                                           ===========    ==========    ===========  ============    ===========    ===========



                                                                  FOR THE YEAR ENDED DECEMBER 31, 2010
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,117      $    (42)     $      53      $    279      $     (54)     $   2,353
      U.S. government bonds                        3             -              -            (4)             3              2
      Foreign government bonds                    92             -              8            (4)            17            113
      RMBS                                       135            (5)            10           (17)            (4)           119
      CMBS                                       252           (47)            84           (72)          (115)           102
      CDOs                                       153             1             30           (13)             -            171
      CLNs                                       322             -            278             -           (600)             -
      Hybrid and redeemable
        preferred securities                     150             2            (23)          (15)             -            114
    Equity AFS securities                         88             -              8            (5)             -             91
    Trading securities                            90             2            (10)           (7)            (1)            74
    Derivative investments                     1,238          (166)             7           415              -          1,494
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (419)          (81)             -             3              -           (497)
    GLB reserves embedded derivatives           (676)          268              -             -              -           (408)
VIEs' liabilities - derivative
      instruments(5)                               -            16              -             -           (225)          (209)
Other liabilities:
    Credit default swaps(6)                      (65)            7              -            42              -            (16)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   3,480      $    (45)     $     445      $    602      $    (979)     $   3,503
                                           ===========    ==========    ===========  ============    ===========    ===========

Benefit plans' assets (7)                  $       -      $      -      $       -      $      6      $       -      $       6
                                           ===========    ==========    ===========  ============    ===========    ===========


(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income
    (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income
    (Loss).
(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income
    (Loss).
(7) The expected return on plan assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $     363      $    (26)     $      (6)     $    (51)     $      (6)     $     274
      Foreign government bonds                     -             -             (5)            -              -             (5)
      RMBS                                         -             -             (6)           (2)             -             (8)
      CMBS                                         -             -              -           (11)             -            (11)
      CDOs                                        72             -              -           (11)             -             61
      State and municipal bonds                   32             -              -             -              -             32
    Equity AFS securities                         26             -              -             -              -             26
    Trading securities                             -             -              -            (2)             -             (2)
    Derivative investments                       454           (34)          (238)            -              -            182
Future contract benefits:
    Indexed annuity contracts embedded
      derivatives                                (99)            -              -           (98)             -           (197)
                                           -----------    ----------    -----------   -----------    -----------    -----------
          Total, net                       $     848      $    (60)     $    (255)     $   (175)     $      (6)     $     352
                                           ===========    ==========    ===========   ===========    ===========    ===========


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $     237      $   (216)     $     (15)     $    (51)     $     (89)     $    (134)
      U.S. government bonds                        -             -              -            (1)             -             (1)
      Foreign government bonds                     -            (3)             -             -              -             (3)
      RMBS                                        51             -              -           (15)             -             36
      CMBS                                         -           (50)             -           (24)             -            (74)
      CDOs                                         -           (33)             -           (39)             -            (72)
      Hybrid and redeemable preferred
        securities                                 9           (16)             -             -              -             (7)
    Equity AFS securities                         19           (16)             -             -              -              3
    Trading securities                             -            (2)             -            (5)             -             (7)
    Derivative investments                       396            (7)          (277)            -              -            112
Future contract benefits:
    Indexed annuity contracts embedded
      derivatives                                (59)            -              -           152              -             93
Other liabilities:
    Credit default swaps                           -             6              -             -              -              6
                                           -----------    ----------    -----------   -----------    -----------    -----------
          Total, net                       $     653      $   (337)     $    (292)     $     17      $     (89)     $     (48)
                                           ===========    ==========    ===========    ==========    ===========    ===========

Benefit plans' assets                      $       -      $     (3)     $      (3)     $      -      $       -      $      (6)
                                           ===========    ==========    ===========    ==========    ===========    ===========

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):


                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                      ----------------------------------------
                                                                        2012           2011          2010
                                                                      -----------    ----------    -----------
Investments:(1)
    Derivative investments                                            $    (823)     $    472      $    (163)
Future contract benefits:(1)
    Indexed annuity contracts embedded derivatives                          (10)           (1)            44
    GLB reserves embedded derivatives                                     1,472        (1,615)           419
VIEs' liabilities - derivative instruments(1)                               163           (82)            16
Other liabilities:
    Credit default swaps(2)                                                   6            (8)           (12)
                                                                      -----------    ----------    -----------
      Total, net                                                      $     808      $ (1,234)     $     304
                                                                      ===========    ==========    ===========


(1) Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2) Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $      35      $   (677)     $    (642)
      Foreign government bonds                                                  -           (46)           (46)
      RMBS                                                                      -          (147)          (147)
      CMBS                                                                      5            (3)             2
      CDOs                                                                      6           (20)           (14)
      Hybrid and redeemable preferred securities                               35           (40)            (5)
    Trading securities                                                          2           (18)           (16)
                                                                        -----------    ----------    -----------
        Total, net                                                      $      83      $   (951)     $    (868)
                                                                        ===========    ==========    ===========


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $     246      $    (87)     $     159
      Foreign government bonds                                                  -           (17)           (17)
      CMBS                                                                      4             -              4
      Hybrid and redeemable preferred securities                               18           (20)            (2)
    Equity AFS securities                                                       1           (35)           (34)
    Trading securities                                                          1            (5)            (4)
                                                                        -----------    ----------    -----------
        Total, net                                                      $     270      $   (164)     $     106
                                                                        ===========    ==========    ===========


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $     144      $   (198)     $     (54)
      U.S. government bonds                                                     3             -              3
      Foreign government bonds                                                 17             -             17
      RMBS                                                                      -            (4)            (4)
      CMBS                                                                      3          (118)          (115)
      CLNs                                                                      -          (600)          (600)
    Trading securities                                                          -            (1)            (1)
    VIEs' liabilities - derivative instruments                               (225)            -           (225)
                                                                        -----------    ----------    -----------
        Total, net                                                      $     (58)     $   (921)     $    (979)
                                                                        ===========    ==========    ===========


Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2012, 2011 and 2010, our corporate bonds, RMBS and CMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. For the year ended December 31, 2010, the CLNs transfers out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 were related to new accounting guidance that is discussed in Note 2. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. There were no significant transfers between Levels 1 and 2 of the fair value during 2012, 2011 and 2010.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2012:



                                     FAIR              VALUATION                      SIGNIFICANT                  INPUT
                                     VALUE             TECHNIQUE                  UNOBSERVABLE INPUTS              RANGES
                                   ----------    -----------------------    --------------------------------   ---------------
ASSETS
Investments:
    Fixed maturity AFS and
      trading securities

        Corporate bonds            $    902      Discounted cash flow       Liquidity/duration adjustment(1)   1.7% - 13.5%
        Foreign government bonds         46      Discounted cash flow       Liquidity/duration adjustment(1)   2.3% - 5.3%
        Hybrid and redeemable
          preferred stock                21      Discounted cash flow       Liquidity/duration adjustment(1)   2.7% - 2.9%
    Equity AFS and trading
      securities                         24      Discounted cash flow       Liquidity/duration adjustment(1)   4.3% - 4.5%

LIABILITIES
Future contract benefits:
    Indexed annuity contracts
      embedded derivatives             (732)     Discounted cash flow       Lapse rate(2)                      1.0% - 15.0%(7)
                                                                            Mortality rate(5)
    GLB reserves embedded
      derivatives                      (858)     Monte Carlo simulation     Long-term lapse rate(2)            1.0% - 27.0%
                                                                            Utilization of guaranteed
                                                                             withdrawal(3)                     90.0% - 100.0%
                                                                            NPR(4)                             0.03% - 0.54%(7)
                                                                            Mortality rate(5)
                                                                            Volatility(6)                      1.0% - 35.0%

(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(5) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(6) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(7) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

o INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
o INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
o GLB RESERVES EMBEDDED DERIVATIVES - An increase in our lapse rate, wait period, NPR or mortality rate inputs would result in a decrease in the fair value measurement. An increase in the percent of maximum withdrawal amount input would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.

22. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed), and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit, and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital in our insurance subsidiaries; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

o Realized gains and losses associated with the following ("excluded realized gain (loss)"):
     - Sales or disposals of securities;
     - Impairments of securities;
     - Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and our trading securities;
     - Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
     - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value.
o Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
o Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
o   Gains (losses) on early extinguishment of debt;
o   Losses from the impairment of intangible assets;
o   Income (loss) from discontinued operations; and
o   Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

o   Excluded realized gain (loss);
o   Revenue adjustments from the initial adoption of new accounting standards;
o Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
o Amortization of deferred gains arising from the reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.


Segment information (in millions) was as follows:


                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                        -----------------------------------------
                                                                          2012            2011           2010
                                                                        -----------    ------------    ----------
REVENUES
Operating revenues:
    Annuities                                                           $   2,713      $    2,588    $    2,415
    Retirement Plan Services                                                1,015             988           971
    Life Insurance                                                          4,817           4,347         4,160
    Group Protection                                                        2,090           1,938         1,831
    Other Operations                                                          411             449           470
Excluded realized gain (loss), pre-tax                                       (235)           (342)         (312)
Amortization of deferred gain arising from reserve changes on business
    sold through reinsurance, pre-tax                                           3               3             3
                                                                        -----------    ------------     ---------
      Total revenues                                                    $  10,814      $    9,971    $    9,538
                                                                        ===========    ============     =========



                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                        -----------------------------------------
                                                                          2012            2011           2010
                                                                        -----------    ------------    ----------
NET INCOME (LOSS)
Income (loss) from operations:
    Annuities                                                           $     608      $      549    $      450
    Retirement Plan Services                                                  131             146           143
    Life Insurance                                                            538             463           533
    Group Protection                                                           72              97            68
    Other Operations                                                          (39)            (28)            3
Excluded realized gain (loss), after-tax                                     (152)           (222)         (204)
Gain (loss) on early extinguishment of debt, after-tax                          -               -             -
Income (expense) from reserve changes (net of related
    amortization) on business sold through reinsurance, after-tax               2               2             2
Impairment of intangibles, after-tax                                            2            (744)            -
Benefit ratio unlocking, after-tax                                              -               -             -
                                                                        -----------    ------------     ---------
      Income (loss) from continuing operations, after-tax                   1,162             263           995
                                                                        -----------    ------------     ---------
        Net income (loss)                                               $   1,162      $      263    $      995
                                                                        ===========    ============     =========




                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
NET INVESTMENT INCOME
Annuities                                                               $   1,058      $  1,091      $   1,107
Retirement Plan Services                                                      797           792            769
Life Insurance                                                              2,297         2,168          2,040
Group Protection                                                              161           152            141
Other Operations                                                              238           287            305
                                                                        -----------    ----------    -----------
    Total net investment income                                         $   4,551      $  4,490      $   4,362
                                                                        ===========    ==========    ===========


                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                               $     307      $    335      $     346
Retirement Plan Services                                                       42            33             53
Life Insurance                                                                609           416            431
Group Protection                                                               48            39             40
                                                                        -----------    ----------    -----------
    Total amortization of DAC and VOBA, net of interest                 $   1,006      $    823      $     870
                                                                        ===========    ==========    ===========

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                               $     117      $     92      $      83
Retirement Plan Services                                                       29            56             53
Life Insurance                                                                326           202            246
Group Protection                                                               38            52             37
Other Operations                                                              (82)          (13)            (6)
Excluded realized gain (loss)                                                 (83)         (120)          (109)
Reserve changes (net of related amortization)
    on business sold through reinsurance                                        1             1              1
Impairment of intangibles                                                      (2)            -              -
                                                                        -----------    ----------    -----------
      Total federal income tax expense (benefit)                        $     344      $    270      $     305
                                                                        ===========    ==========    ===========

                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       ----------    -----------
ASSETS
Annuities                                                                              $ 107,872     $  99,010
Retirement Plan Services                                                                  30,654        28,633
Life Insurance                                                                            62,867        57,623
Group Protection                                                                           3,733         3,429
Other Operations                                                                          13,254        12,658
                                                                                       ----------    -----------
    Total assets                                                                       $ 218,380     $ 201,353
                                                                                       ==========    ===========

23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
Interest paid                                                           $     134      $     88      $      94
Income taxes paid (received)                                                  136           159           (345)
Significant non-cash investing and financing transactions:
    Reinsurance ceded:
      Carrying value of assets                                          $     367      $      -      $     188
      Carrying value of liabilities                                          (367)            -           (188)
                                                                        -----------    ----------    -----------
        Total reinsurance ceded                                         $       -      $      -      $       -
                                                                        ===========    ==========    ===========
    Reinsurance recaptured:
      Carrying value of assets                                          $     (34)     $    243      $     110
      Carrying value of liabilities                                           (84)         (441)          (115)
                                                                        -----------    ----------    -----------
        Total reinsurance recaptured                                    $    (118)     $   (198)     $      (5)
                                                                        ===========    ==========    ===========
    Reinsurance novated:
      Carrying value of assets                                          $       0      $      -      $       -
      Carrying value of liabilities                                           (26)            -              -
                                                                        -----------    ----------    -----------
        Total reinsurance novated                                       $     (26)     $      -      $       -
                                                                        ===========    ==========    ===========
    Capital contributions:
      Carrying value of assets (includes cash and invested cash)        $       -      $     10      $       -
      Carrying value of liabilities                                             -             -              -
                                                                        -----------    ----------    -----------
        Total capital contributions                                     $       -      $     10      $       -
                                                                        ===========    ==========    ===========

24. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       -----------   -----------
Assets with affiliates:
    Corporate bonds(1)                                                                 $     100     $     100
    Ceded reinsurance contracts(2)                                                         2,887         3,318
    Ceded reinsurance contracts(3)                                                             9           340
    Cash management agreement investment(4)                                                  748           394
    Service agreement receivable(4)                                                           15             1

Liabilities with affiliates:
    Assumed reinsurance contracts(5)                                                         438           432
    Assumed reinsurance contracts(3)                                                         183           181
    Ceded reinsurance contracts(6)                                                         4,252         3,668
    Inter-company short-term debt(7)                                                          28            10
    Inter-company long-term debt(8)                                                        1,679         2,179

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Revenues with affiliates:
    Premiums received on assumed (paid on ceded) reinsurance contracts(9)              $    (188)    $    (335)     $    (268)
    Fees for management of general account(10)                                               (92)            -              -

Benefits and expenses with affiliates:
    Reinsurance (recoveries) benefits on ceded reinsurance contracts(11)                    (433)       (1,181)          (638)
    Service agreement payments(12)                                                           114            75             58
    Interest expense on inter-company debt(13)                                               109           107             98


(1) Reported in fixed maturity AFS securities on our Consolidated Balance
    Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.
(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(4)  Reported in other assets on our Consolidated Balance Sheets.
(5)  Reported in future contract benefits on our Consolidated Balance Sheets.
(6) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.
(7)  Reported in short-term debt on our Consolidated Balance Sheets.
(8)  Reported in long-term debt on our Consolidated Balance Sheets.
(9) Reported in insurance premiums on our Consolidated Statements of Comprehensive Income (Loss).
(10) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(11) Reported in benefits on our Consolidated Statements of Comprehensive Income
     (Loss).
(12) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(13) Reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of our surplus, in both cases, as of our most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.


CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of letters of credit aggregating $76 million and $71 million as of December 31, 2012 and 2011, respectively. The letters of credit are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25. SUBSEQUENT EVENTS

On March 25, 2013, LNL paid a cash dividend in the amount of $150 million to LNC.

                     LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                            CONTRACT                       CONTRACT      GUARANTEE
                                                            PURCHASES                    REDEMPTIONS     CHARGES
                                                            DUE FROM                        DUE TO      PAYABLE TO
                                                           THE LINCOLN                   THE LINCOLN    THE LINCOLN
                                                          NATIONAL LIFE                 NATIONAL LIFE  NATIONAL LIFE
                                                            INSURANCE                     INSURANCE      INSURANCE
SUBACCOUNT                                  INVESTMENTS      COMPANY     TOTAL ASSETS      COMPANY        COMPANY      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B      $  24,097,031  $          --  $  24,097,031  $      88,980  $       3,172  $  24,004,879
ABVPSF Growth and Income Class B             150,816,079         57,499    150,873,578             --         19,504    150,854,074
ABVPSF International Value Class B           198,345,058             --    198,345,058        478,487         19,511    197,847,060
ABVPSF Large Cap Growth Class B                8,791,081             --      8,791,081            153          1,150      8,789,778
ABVPSF Small/Mid Cap Value Class B           143,349,057             --    143,349,057        183,894         18,444    143,146,719
American Century VP Inflation Protection
 Class II                                    473,065,631         44,287    473,109,918             --         65,275    473,044,643
American Funds Blue Chip Income and
 Growth Class 1                                  546,027             --        546,027             --             64        545,963
American Funds Bond Class 1                       97,830             --         97,830             --             12         97,818
American Funds Global Balanced Class 1            29,700             --         29,700             --              2         29,698
American Funds Global Bond Class 1               289,192             --        289,192             --             23        289,169
American Funds Global Discovery Class 1           26,801             --         26,801             --              1         26,800
American Funds Global Growth Class 1               7,558             --          7,558             --             --          7,558
American Funds Global Growth Class 2         294,630,698             --    294,630,698        227,534         37,032    294,366,132
American Funds Global Small
 Capitalization Class 2                      413,243,196             --    413,243,196        287,730         43,588    412,911,878
American Funds Growth Class 1                    181,651             --        181,651             --             23        181,628
American Funds Growth Class 2              1,578,053,415             --  1,578,053,415        306,801        206,570  1,577,540,044
American Funds Growth-Income Class 1               7,525             --          7,525             --             --          7,525
American Funds Growth-Income Class 2       1,889,764,104             --  1,889,764,104        332,997        224,902  1,889,206,205
American Funds High-Income Bond Class 1          170,383             --        170,383             --             17        170,366
American Funds International Class 1             165,272             --        165,272             --             23        165,249
American Funds International Class 2         701,711,083             --    701,711,083        818,662         86,993    700,805,428
American Funds Mortgage Class 1                  147,427             --        147,427             --             16        147,411
American Funds New World Class 1                  27,384             --         27,384             --              2         27,382
American Funds U.S. Government/AAA-Rated
 Securities Class 1                               64,943             --         64,943             --              7         64,936
BlackRock Global Allocation V.I. Class I          67,224             --         67,224             --              4         67,220
BlackRock Global Allocation V.I.
 Class III                                 1,265,427,417        176,857  1,265,604,274             --        181,874  1,265,422,400
Delaware VIP Diversified Income Standard
 Class                                            61,551             --         61,551             --              3         61,548
Delaware VIP Diversified Income Service
 Class                                     1,401,764,033             --  1,401,764,033      1,180,592        185,026  1,400,398,415
Delaware VIP Emerging Markets Service
 Class                                       351,457,907             --    351,457,907      1,426,163         47,256    349,984,488
Delaware VIP High Yield Standard Class        10,127,829             --     10,127,829              9          1,173     10,126,647
Delaware VIP High Yield Service Class        249,148,875             --    249,148,875        136,338         34,422    248,978,115
Delaware VIP International Value Equity
 Standard Class                                  214,511             --        214,511              4             25        214,482
Delaware VIP Limited-Term Diversified
 Income Standard Class                            76,988             --         76,988             --              9         76,979
Delaware VIP Limited-Term Diversified
 Income Service Class                      1,097,482,722      1,426,167  1,098,908,889             --        119,697  1,098,789,192
Delaware VIP REIT Standard Class               4,356,263             --      4,356,263              6            512      4,355,745
Delaware VIP REIT Service Class              151,164,201             --    151,164,201         70,148         20,709    151,073,344
Delaware VIP Small Cap Value Standard
 Class                                         7,110,682             --      7,110,682          1,040            811      7,108,831
Delaware VIP Small Cap Value Service
 Class                                       325,761,733             --    325,761,733        314,029         43,791    325,403,913
Delaware VIP Smid Cap Growth Standard
 Class                                         7,800,403             --      7,800,403            163            897      7,799,343
Delaware VIP Smid Cap Growth Service
 Class                                       131,976,097        151,656    132,127,753             --         17,919    132,109,834
Delaware VIP U.S. Growth Service Class       276,028,116        127,473    276,155,589             --         25,765    276,129,824
Delaware VIP Value Standard Class              5,736,154             --      5,736,154            144            670      5,735,340

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                            CONTRACT                       CONTRACT      GUARANTEE
                                                            PURCHASES                    REDEMPTIONS     CHARGES
                                                            DUE FROM                        DUE TO      PAYABLE TO
                                                           THE LINCOLN                   THE LINCOLN    THE LINCOLN
                                                          NATIONAL LIFE                 NATIONAL LIFE  NATIONAL LIFE
                                                            INSURANCE                     INSURANCE      INSURANCE
SUBACCOUNT                                  INVESTMENTS      COMPANY     TOTAL ASSETS      COMPANY        COMPANY      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Value Service Class           $ 183,802,708  $     736,479  $ 184,539,187  $          --  $      25,226  $ 184,513,961
DWS Alternative Asset Allocation VIP
 Class A                                          41,181             --         41,181             --              3         41,178
DWS Alternative Asset Allocation VIP
 Class B                                      48,888,451          5,557     48,894,008             --          6,945     48,887,063
DWS Equity 500 Index VIP Class A              18,589,966             --     18,589,966            245          2,307     18,587,414
DWS Equity 500 Index VIP Class B              24,443,923             --     24,443,923          9,172          3,297     24,431,454
DWS Small Cap Index VIP Class A                4,674,152             --      4,674,152            797            597      4,672,758
DWS Small Cap Index VIP Class B               11,160,063             --     11,160,063         30,213          1,465     11,128,385
Fidelity VIP Contrafund Service Class 2      982,228,946        625,056    982,854,002             --        130,194    982,723,808
Fidelity VIP Equity-Income Initial Class       6,036,950             --      6,036,950            609            688      6,035,653
Fidelity VIP Equity-Income Service
 Class 2                                      33,075,829         20,155     33,095,984             --          4,371     33,091,613
Fidelity VIP Growth Initial Class              4,694,567             --      4,694,567             38            532      4,693,997
Fidelity VIP Growth Service Class 2          128,210,058        179,244    128,389,302             --         17,626    128,371,676
Fidelity VIP Mid Cap Service Class 2         479,381,304             --    479,381,304        196,553         63,640    479,121,111
Fidelity VIP Overseas Initial Class            1,543,663             --      1,543,663            385            178      1,543,100
Fidelity VIP Overseas Service Class 2         70,202,636             --     70,202,636         76,923          9,401     70,116,312
FTVIPT Franklin Income Securities Class 2    587,687,824             --    587,687,824        275,595         76,446    587,335,783
FTVIPT Franklin Small-Mid Cap Growth
 Securities Class 2                           95,529,081             --     95,529,081         51,341         12,427     95,465,313
FTVIPT Mutual Shares Securities Class 2      714,988,308             --    714,988,308         55,181         71,464    714,861,663
FTVIPT Templeton Global Bond Securities
 Class 2                                     568,280,762             --    568,280,762            948         74,484    568,205,330
FTVIPT Templeton Growth Securities
 Class 2                                      46,791,170             --     46,791,170         50,144          6,348     46,734,678
Goldman Sachs VIT Large Cap Value
 Service Class                               160,440,227             --    160,440,227         63,088         12,252    160,364,887
Huntington VA Balanced                         2,725,542            945      2,726,487             --            336      2,726,151
Huntington VA Dividend Capture                 1,143,395             --      1,143,395             17            124      1,143,254
Invesco V.I. Core Equity Series I              8,274,466             --      8,274,466            189            993      8,273,284
Invesco V.I. Core Equity Series II             2,320,295             --      2,320,295             32            297      2,319,966
Invesco V.I. International Growth
 Series I                                      2,817,771             --      2,817,771              9            335      2,817,427
Invesco V.I. International Growth
 Series II                                     2,084,746             --      2,084,746            108            271      2,084,367
Invesco Van Kampen V.I. American
 Franchise Series I                            2,448,900             --      2,448,900            184            282      2,448,434
Invesco Van Kampen V.I. American
 Franchise Series II                           1,160,965              4      1,160,969             --            151      1,160,818
Janus Aspen Series Balanced Service
 Class                                        17,650,724             --     17,650,724         74,635          2,308     17,573,781
Janus Aspen Series Enterprise Service
 Class                                         5,789,841             --      5,789,841            156            747      5,788,938
Janus Aspen Series Worldwide Service
 Class                                         1,007,475             --      1,007,475             --            128      1,007,347
LVIP American Balanced Allocation
 Standard Class                                  108,785             --        108,785             --              8        108,777
LVIP American Global Growth Service
 Class II                                     52,274,990             --     52,274,990         80,956          7,365     52,186,669
LVIP American Global Small
 Capitalization Service Class II              51,027,031             --     51,027,031         48,596          7,089     50,971,346
LVIP American Growth Allocation
 Standard Class                                  313,720             --        313,720             --             17        313,703
LVIP American Growth Service Class II        203,585,852          3,839    203,589,691             --         28,662    203,561,029
LVIP American Growth-Income Service
 Class II                                    161,729,483         12,132    161,741,615             --         22,817    161,718,798
LVIP American International Service
 Class II                                    112,908,394             --    112,908,394        416,847         16,025    112,475,522
LVIP Baron Growth Opportunities Service
 Class                                       121,970,807             --    121,970,807        203,264         16,604    121,750,939
LVIP BlackRock Emerging Markets Index
 RPM Service Class                             6,716,755        598,983      7,315,738             --            911      7,314,827

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                            CONTRACT                       CONTRACT      GUARANTEE
                                                            PURCHASES                    REDEMPTIONS     CHARGES
                                                            DUE FROM                        DUE TO      PAYABLE TO
                                                           THE LINCOLN                   THE LINCOLN    THE LINCOLN
                                                          NATIONAL LIFE                 NATIONAL LIFE  NATIONAL LIFE
                                                            INSURANCE                     INSURANCE      INSURANCE
SUBACCOUNT                                  INVESTMENTS      COMPANY     TOTAL ASSETS      COMPANY        COMPANY      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
LVIP BlackRock Equity Dividend RPM
 Service Class                             $  64,801,429  $   1,204,730  $  66,006,159  $          --  $       9,092  $  65,997,067
LVIP BlackRock Inflation Protected
 Bond Standard Class                             334,609             --        334,609             --             29        334,580
LVIP BlackRock Inflation Protected Bond
 Service Class                               370,585,694        398,388    370,984,082             --         52,071    370,932,011
LVIP Capital Growth Service Class            271,443,280             --    271,443,280        101,687         22,203    271,319,390
LVIP Clarion Global Real Estate Service
 Class                                        95,976,497             --     95,976,497        227,337         13,159     95,736,001
LVIP Columbia Small-Mid Cap Growth RPM
 Service Class                                40,305,904        403,961     40,709,865             --          5,579     40,704,286
LVIP Delaware Bond Standard Class            152,356,797         67,305    152,424,102             --         20,709    152,403,393
LVIP Delaware Bond Service Class           2,328,164,277      2,207,305  2,330,371,582             --        262,996  2,330,108,586
LVIP Delaware Diversified Floating Rate
 Standard Class                                   44,259             --         44,259             --              4         44,255
LVIP Delaware Diversified Floating Rate
 Service Class                               197,603,984        395,524    197,999,508             --         28,098    197,971,410
LVIP Delaware Foundation Aggressive
 Allocation Standard Class                     8,955,746             --      8,955,746            101          1,241      8,954,404
LVIP Delaware Foundation Aggressive
 Allocation Service Class                     21,331,126             --     21,331,126         53,774          3,009     21,274,343
LVIP Delaware Growth and Income Service
 Class                                        36,071,355             --     36,071,355         16,480          4,774     36,050,101
LVIP Delaware Social Awareness Standard
 Class                                         9,028,372         43,034      9,071,406             --          1,178      9,070,228
LVIP Delaware Social Awareness Service
 Class                                        45,097,805          6,633     45,104,438             --          5,778     45,098,660
LVIP Delaware Special Opportunities
 Service Class                                37,980,041             --     37,980,041         28,362          5,002     37,946,677
LVIP Dimensional Non-U.S. Equity
 Standard Class                                  835,121             --        835,121            585             46        834,490
LVIP Dimensional Non-U.S. Equity
 Service Class                                28,357,636         43,809     28,401,445             --          3,919     28,397,526
LVIP Dimensional U.S. Equity Standard
 Class                                           906,353            163        906,516             --             50        906,466
LVIP Dimensional U.S. Equity Service
 Class                                        48,519,654        388,458     48,908,112             --          6,697     48,901,415
LVIP Dimensional/Vanguard Total Bond
 Standard Class                                  998,957            376        999,333             --             57        999,276
LVIP Dimensional/Vanguard Total Bond
 Service Class                               127,173,851        746,389    127,920,240             --         17,739    127,902,501
LVIP Global Income Service Class             482,401,363        558,079    482,959,442             --         65,309    482,894,133
LVIP JPMorgan High Yield Service Class       123,661,765             --    123,661,765        189,702         17,100    123,454,963
LVIP JPMorgan Mid Cap Value RPM Service
 Class                                        34,018,727        501,326     34,520,053             --          4,633     34,515,420
LVIP MFS International Growth Service
 Class                                       133,315,023        100,054    133,415,077             --         13,958    133,401,119
LVIP MFS Value Service Class                 672,707,078             --    672,707,078        126,290         63,858    672,516,930
LVIP Mid-Cap Value Service Class              58,164,243        151,063     58,315,306             --          7,910     58,307,396
LVIP Mondrian International Value
 Standard Class                               15,005,666         35,241     15,040,907             --          2,058     15,038,849
LVIP Mondrian International Value
 Service Class                               108,561,473             --    108,561,473        318,993         14,359    108,228,121
LVIP Money Market Standard Class              48,442,704             --     48,442,704          7,149          6,379     48,429,176
LVIP Money Market Service Class              324,098,655      2,968,293    327,066,948             --         43,671    327,023,277
LVIP Protected Profile 2010 Service Class      7,355,712              5      7,355,717             --            995      7,354,722
LVIP Protected Profile 2020 Service Class     15,982,934             --     15,982,934         23,705          2,121     15,957,108
LVIP Protected Profile 2030 Service Class     10,534,533             --     10,534,533            423          1,453     10,532,657

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                            CONTRACT                       CONTRACT      GUARANTEE
                                                            PURCHASES                    REDEMPTIONS     CHARGES
                                                            DUE FROM                        DUE TO      PAYABLE TO
                                                           THE LINCOLN                   THE LINCOLN    THE LINCOLN
                                                          NATIONAL LIFE                 NATIONAL LIFE  NATIONAL LIFE
                                                            INSURANCE                     INSURANCE      INSURANCE
SUBACCOUNT                                  INVESTMENTS      COMPANY     TOTAL ASSETS      COMPANY        COMPANY      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
LVIP Protected Profile 2040 Service Class  $   5,578,154  $          --  $   5,578,154  $       1,021  $         766  $   5,576,367
LVIP Protected Profile Conservative
 Standard Class                                   51,160             --         51,160             --              7         51,153
LVIP Protected Profile Conservative
 Service Class                               794,453,208      2,724,152    797,177,360             --        112,720    797,064,640
LVIP Protected Profile Growth Service
 Class                                     2,363,893,383     14,890,711  2,378,784,094             --        311,963  2,378,472,131
LVIP Protected Profile Moderate Service
 Class                                     2,669,908,640     11,148,573  2,681,057,213             --        360,255  2,680,696,958
LVIP SSgA Bond Index Standard Class               26,230             --         26,230             --              3         26,227
LVIP SSgA Bond Index Service Class           997,519,103        472,460    997,991,563             --        140,185    997,851,378
LVIP SSgA Conservative Index Allocation
 Service Class                                55,721,925          2,566     55,724,491             --          7,756     55,716,735
LVIP SSgA Conservative Structured
 Allocation Service Class                    198,723,422             --    198,723,422         32,651         29,114    198,661,657
LVIP SSgA Developed International 150
 Service Class                               141,917,463             --    141,917,463        270,415         19,577    141,627,471
LVIP SSgA Emerging Markets 100 Standard
 Class                                           104,283             --        104,283             69              7        104,207
LVIP SSgA Emerging Markets 100 Service
 Class                                       177,052,972             --    177,052,972        382,130         24,416    176,646,426
LVIP SSgA Global Tactical Allocation RPM
 Standard Class                                   63,098             --         63,098             --              4         63,094
LVIP SSgA Global Tactical Allocation RPM
 Service Class                               366,213,652        890,121    367,103,773             --         51,668    367,052,105
LVIP SSgA International Index Standard
 Class                                            33,711             --         33,711             --              2         33,709
LVIP SSgA International Index Service
 Class                                       208,547,472        183,289    208,730,761             --         28,617    208,702,144
LVIP SSgA Large Cap 100 Standard Class             3,764             --          3,764             --             --          3,764
LVIP SSgA Large Cap 100 Service Class        279,069,687         27,454    279,097,141             --         38,556    279,058,585
LVIP SSgA Moderate Index Allocation
 Service Class                               135,439,949             --    135,439,949         17,308         19,387    135,403,254
LVIP SSgA Moderate Structured Allocation
 Service Class                               535,418,318         46,365    535,464,683             --         76,720    535,387,963
LVIP SSgA Moderately Aggressive Index
 Allocation Service Class                    127,981,140             --    127,981,140          3,694         17,740    127,959,706
LVIP SSgA Moderately Aggressive
 Structured Allocation Service Class         357,421,629        336,675    357,758,304             --         50,426    357,707,878
LVIP SSgA S&P 500 Index Standard Class         1,630,363             --      1,630,363             50            202      1,630,111
LVIP SSgA S&P 500 Index Service Class        502,007,628        725,677    502,733,305             --         69,334    502,663,971
LVIP SSgA Small-Cap Index Standard Class          61,889             --         61,889             --              5         61,884
LVIP SSgA Small-Cap Index Service Class      143,496,787             --    143,496,787         34,583         19,590    143,442,614
LVIP SSgA Small-Mid Cap 200 Standard
 Class                                            21,541             --         21,541             --              1         21,540
LVIP SSgA Small-Mid Cap 200 Service Class     93,506,914         85,758     93,592,672             --         12,879     93,579,793
LVIP T. Rowe Price Growth Stock Service
 Class                                       143,500,526        127,170    143,627,696             --         19,611    143,608,085
LVIP T. Rowe Price Structured Mid-Cap
 Growth Standard Class                         2,299,125             --      2,299,125             14            320      2,298,791
LVIP T. Rowe Price Structured Mid-Cap
 Growth Service Class                         80,276,851             --     80,276,851         29,163         10,789     80,236,899
LVIP Templeton Growth RPM Service Class      153,945,018        598,183    154,543,201             --         20,484    154,522,717
LVIP UBS Large Cap Growth RPM Standard
 Class                                         2,227,894         15,428      2,243,322             --            303      2,243,019
LVIP UBS Large Cap Growth RPM Service
 Class                                        59,633,757        423,857     60,057,614             --          8,356     60,049,258

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                            CONTRACT                       CONTRACT      GUARANTEE
                                                            PURCHASES                    REDEMPTIONS     CHARGES
                                                            DUE FROM                        DUE TO      PAYABLE TO
                                                           THE LINCOLN                   THE LINCOLN    THE LINCOLN
                                                          NATIONAL LIFE                 NATIONAL LIFE  NATIONAL LIFE
                                                            INSURANCE                     INSURANCE      INSURANCE
SUBACCOUNT                                  INVESTMENTS      COMPANY     TOTAL ASSETS      COMPANY        COMPANY      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
LVIP Vanguard Domestic Equity ETF
 Standard Class                            $     112,138  $          --  $     112,138  $          --  $           7  $     112,131
LVIP Vanguard Domestic Equity ETF Service
 Class                                        44,643,707         92,801     44,736,508             --          6,098     44,730,410
LVIP Vanguard International Equity ETF
 Standard Class                                   57,786             --         57,786             --              3         57,783
LVIP Vanguard International Equity ETF
 Service Class                                26,149,995             --     26,149,995            979          3,532     26,145,484
Lord Abbett Fundamental Equity Class VC       14,919,950          1,094     14,921,044             --          1,130     14,919,914
MFS VIT Core Equity Service Class              2,145,151             --      2,145,151          1,044            284      2,143,823
MFS VIT Growth Initial Class                   2,757,246             --      2,757,246            404            313      2,756,529
MFS VIT Growth Service Class                  24,472,535         26,503     24,499,038             --          3,156     24,495,882
MFS VIT Total Return Initial Class            10,714,070             --     10,714,070            102          1,246     10,712,722
MFS VIT Total Return Service Class           278,607,701             --    278,607,701        195,320         36,731    278,375,650
MFS VIT Utilities Initial Class               10,156,846             --     10,156,846            880          1,166     10,154,800
MFS VIT Utilities Service Class              202,566,812             --    202,566,812         90,992         26,715    202,449,105
Morgan Stanley UIF Capital Growth
 Class II                                      1,585,217              6      1,585,223             --            116      1,585,107
NB AMT Mid Cap Growth I Class                 36,910,261             --     36,910,261         28,791          4,884     36,876,586
NB AMT Mid Cap Intrinsic Value I Class        36,662,240         38,830     36,701,070             --          4,862     36,696,208
Oppenheimer Global Securities Service
 Class                                         7,606,346             --      7,606,346          7,551            596      7,598,199
PIMCO VIT CommodityRealReturn Strategy
 Advisor Class                                13,958,269             --     13,958,269            407          1,787     13,956,075
Putnam VT Global Health Care Class IB          5,014,682             --      5,014,682             59            617      5,014,006
Putnam VT Growth & Income Class IB             1,285,492             --      1,285,492             --            172      1,285,320

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

                                                                                      MORTALITY
                                                                       DIVIDENDS         AND            NET
                                                                         FROM          EXPENSE      INVESTMENT
                                                                      INVESTMENT      GUARANTEE       INCOME
SUBACCOUNT                                                              INCOME         CHARGES        (LOSS)
----------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                $          --  $    (415,297) $    (415,297)
ABVPSF Growth and Income Class B                                         2,018,812     (2,419,454)      (400,642)
ABVPSF International Value Class B                                       2,658,874     (2,320,929)       337,945
ABVPSF Large Cap Growth Class B                                              2,812       (153,444)      (150,632)
ABVPSF Small/Mid Cap Value Class B                                         397,712     (2,200,903)    (1,803,191)
American Century VP Inflation Protection Class II                       11,543,189     (8,040,726)     3,502,463
American Funds Blue Chip Income and Growth Class 1                          11,140         (4,933)         6,207
American Funds Bond Class 1                                                  2,187           (578)         1,609
American Funds Global Balanced Class 1                                         511            (75)           436
American Funds Global Bond Class 1                                           4,060           (873)         3,187
American Funds Global Discovery Class 1                                        176            (49)           127
American Funds Global Growth Class 1                                            26             (1)            25
American Funds Global Growth Class 2                                     2,537,404     (4,503,743)    (1,966,339)
American Funds Global Small Capitalization Class 2                       5,357,510     (5,270,357)        87,153
American Funds Growth Class 1                                                1,348         (1,124)           224
American Funds Growth Class 2                                           12,449,227    (26,512,433)   (14,063,206)
American Funds Growth-Income Class 1                                            37             (1)            36
American Funds Growth-Income Class 2                                    29,998,138    (27,950,196)     2,047,942
American Funds High-Income Bond Class 1                                      9,579           (704)         8,875
American Funds International Class 1                                         2,596         (1,077)         1,519
American Funds International Class 2                                    10,027,607    (10,403,529)      (375,922)
American Funds Mortgage Class 1                                                864           (741)           123
American Funds New World Class 1                                               279            (83)           196
American Funds U.S. Government/AAA-Rated Securities Class 1                    663           (305)           358
BlackRock Global Allocation V.I. Class I                                     1,017            (64)           953
BlackRock Global Allocation V.I. Class III                              18,503,282    (21,314,103)    (2,810,821)
Delaware VIP Diversified Income Standard Class                                  --            (17)           (17)
Delaware VIP Diversified Income Service Class                           39,152,084    (21,380,144)    17,771,940
Delaware VIP Emerging Markets Service Class                              2,559,276     (5,641,266)    (3,081,990)
Delaware VIP High Yield Standard Class                                     479,905       (112,544)       367,361
Delaware VIP High Yield Service Class                                   21,303,128     (4,166,816)    17,136,312
Delaware VIP International Value Equity Standard Class                       6,127         (3,435)         2,692
Delaware VIP Limited-Term Diversified Income Standard Class                    439           (350)            89
Delaware VIP Limited-Term Diversified Income Service Class              14,707,828    (13,720,791)       987,037
Delaware VIP REIT Standard Class                                            74,667        (67,485)         7,182
Delaware VIP REIT Service Class                                          1,762,966     (2,354,817)      (591,851)
Delaware VIP Small Cap Value Standard Class                                 44,300       (105,162)       (60,862)
Delaware VIP Small Cap Value Service Class                               1,220,194     (5,768,071)    (4,547,877)
Delaware VIP Smid Cap Growth Standard Class                                 20,805       (122,291)      (101,486)
Delaware VIP Smid Cap Growth Service Class                                  12,670     (2,452,808)    (2,440,138)
Delaware VIP U.S. Growth Service Class                                          --     (3,041,360)    (3,041,360)
Delaware VIP Value Standard Class                                          128,897        (82,632)        46,265
Delaware VIP Value Service Class                                         3,399,331     (2,904,670)       494,661
DWS Alternative Asset Allocation VIP Class A                                    --            (84)           (84)
DWS Alternative Asset Allocation VIP Class B                             1,415,466       (775,419)       640,047
DWS Equity 500 Index VIP Class A                                           350,293       (299,025)        51,268
DWS Equity 500 Index VIP Class B                                           393,025       (438,901)       (45,876)
DWS Small Cap Index VIP Class A                                             44,188        (77,730)       (33,542)
DWS Small Cap Index VIP Class B                                             80,319       (195,486)      (115,167)
Fidelity VIP Contrafund Service Class 2                                 10,891,435    (16,169,612)    (5,278,177)
Fidelity VIP Equity-Income Initial Class                                   186,096        (85,362)       100,734
Fidelity VIP Equity-Income Service Class 2                                 945,847       (563,331)       382,516
Fidelity VIP Growth Initial Class                                           28,576        (69,941)       (41,365)
Fidelity VIP Growth Service Class 2                                        462,336     (1,948,793)    (1,486,457)
Fidelity VIP Mid Cap Service Class 2                                     1,850,393     (7,804,354)    (5,953,961)
Fidelity VIP Overseas Initial Class                                         28,950        (23,206)         5,744
Fidelity VIP Overseas Service Class 2                                    1,160,312     (1,202,015)       (41,703)
FTVIPT Franklin Income Securities Class 2                               36,915,823     (9,103,791)    27,812,032

See accompanying notes.

                                                                                                     TOTAL NET
                                                                          NET         DIVIDENDS      REALIZED
                                                                       REALIZED       FROM NET         GAIN
                                                                         GAIN         REALIZED        (LOSS)
                                                                       (LOSS) ON       GAIN ON          ON
SUBACCOUNT                                                            INVESTMENTS    INVESTMENTS    INVESTMENTS
----------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                $    (621,168) $          --  $    (621,168)
ABVPSF Growth and Income Class B                                         1,329,649             --      1,329,649
ABVPSF International Value Class B                                      (8,769,526)            --     (8,769,526)
ABVPSF Large Cap Growth Class B                                            516,515             --        516,515
ABVPSF Small/Mid Cap Value Class B                                       3,718,007      4,399,178      8,117,185
American Century VP Inflation Protection Class II                        9,230,127     11,047,724     20,277,851
American Funds Blue Chip Income and Growth Class 1                             380             --            380
American Funds Bond Class 1                                                      6             --              6
American Funds Global Balanced Class 1                                          34             --             34
American Funds Global Bond Class 1                                              57             20             77
American Funds Global Discovery Class 1                                         51             --             51
American Funds Global Growth Class 1                                            --             --             --
American Funds Global Growth Class 2                                     4,545,874             --      4,545,874
American Funds Global Small Capitalization Class 2                         375,609             --        375,609
American Funds Growth Class 1                                                  189             --            189
American Funds Growth Class 2                                           41,729,039             --     41,729,039
American Funds Growth-Income Class 1                                            --             --             --
American Funds Growth-Income Class 2                                    25,176,571             --     25,176,571
American Funds High-Income Bond Class 1                                         50             --             50
American Funds International Class 1                                           109             --            109
American Funds International Class 2                                    (5,589,896)            --     (5,589,896)
American Funds Mortgage Class 1                                                 19          1,029          1,048
American Funds New World Class 1                                                71             --             71
American Funds U.S. Government/AAA-Rated Securities Class 1                     (3)           231            228
BlackRock Global Allocation V.I. Class I                                         1            193            194
BlackRock Global Allocation V.I. Class III                               1,293,387      4,166,054      5,459,441
Delaware VIP Diversified Income Standard Class                                  --             --             --
Delaware VIP Diversified Income Service Class                            5,825,929     41,392,716     47,218,645
Delaware VIP Emerging Markets Service Class                             (2,734,761)            --     (2,734,761)
Delaware VIP High Yield Standard Class                                      69,605             --         69,605
Delaware VIP High Yield Service Class                                    4,278,966             --      4,278,966
Delaware VIP International Value Equity Standard Class                     (24,620)            --        (24,620)
Delaware VIP Limited-Term Diversified Income Standard Class                     --             --             --
Delaware VIP Limited-Term Diversified Income Service Class               1,694,772      7,684,338      9,379,110
Delaware VIP REIT Standard Class                                           (63,995)            --        (63,995)
Delaware VIP REIT Service Class                                           (559,526)            --       (559,526)
Delaware VIP Small Cap Value Standard Class                                381,725        522,967        904,692
Delaware VIP Small Cap Value Service Class                              10,753,192     24,214,543     34,967,735
Delaware VIP Smid Cap Growth Standard Class                                351,565        470,201        821,766
Delaware VIP Smid Cap Growth Service Class                               2,569,278      8,590,080     11,159,358
Delaware VIP U.S. Growth Service Class                                  11,486,369             --     11,486,369
Delaware VIP Value Standard Class                                          127,953             --        127,953
Delaware VIP Value Service Class                                         3,984,869             --      3,984,869
DWS Alternative Asset Allocation VIP Class A                                    13             --             13
DWS Alternative Asset Allocation VIP Class B                                78,025        359,608        437,633
DWS Equity 500 Index VIP Class A                                           638,697             --        638,697
DWS Equity 500 Index VIP Class B                                         1,298,076             --      1,298,076
DWS Small Cap Index VIP Class A                                             94,776          1,172         95,948
DWS Small Cap Index VIP Class B                                            133,011          2,967        135,978
Fidelity VIP Contrafund Service Class 2                                  9,132,422             --      9,132,422
Fidelity VIP Equity-Income Initial Class                                  (105,560)       381,663        276,103
Fidelity VIP Equity-Income Service Class 2                                (943,621)     2,212,693      1,269,072
Fidelity VIP Growth Initial Class                                          (13,207)            --        (13,207)
Fidelity VIP Growth Service Class 2                                      3,754,938             --      3,754,938
Fidelity VIP Mid Cap Service Class 2                                     5,853,132     38,275,113     44,128,245
Fidelity VIP Overseas Initial Class                                        (81,261)         4,982        (76,279)
Fidelity VIP Overseas Service Class 2                                   (2,665,945)       230,324     (2,435,621)
FTVIPT Franklin Income Securities Class 2                                 (465,253)            --       (465,253)

                                                                          NET            NET
                                                                       CHANGE IN      INCREASE
                                                                      UNREALIZED     (DECREASE)
                                                                     APPRECIATION      IN NET
                                                                          OR           ASSETS
                                                                     DEPRECIATION     RESULTING
                                                                          ON            FROM
SUBACCOUNT                                                            INVESTMENTS    OPERATIONS
-------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                $   3,340,603  $   2,304,138
ABVPSF Growth and Income Class B                                        21,213,368     22,142,375
ABVPSF International Value Class B                                      32,861,253     24,429,672
ABVPSF Large Cap Growth Class B                                            972,823      1,338,706
ABVPSF Small/Mid Cap Value Class B                                      14,717,492     21,031,486
American Century VP Inflation Protection Class II                        2,414,917     26,195,231
American Funds Blue Chip Income and Growth Class 1                           8,074         14,661
American Funds Bond Class 1                                                   (862)           753
American Funds Global Balanced Class 1                                       1,202          1,672
American Funds Global Bond Class 1                                          (1,493)         1,771
American Funds Global Discovery Class 1                                        924          1,102
American Funds Global Growth Class 1                                            32             57
American Funds Global Growth Class 2                                    52,011,268     54,590,803
American Funds Global Small Capitalization Class 2                      60,558,892     61,021,654
American Funds Growth Class 1                                               10,961         11,374
American Funds Growth Class 2                                          215,352,516    243,018,349
American Funds Growth-Income Class 1                                           (12)            24
American Funds Growth-Income Class 2                                   246,293,353    273,517,866
American Funds High-Income Bond Class 1                                     (3,873)         5,052
American Funds International Class 1                                        11,316         12,944
American Funds International Class 2                                   106,985,021    101,019,203
American Funds Mortgage Class 1                                             (1,650)          (479)
American Funds New World Class 1                                             1,774          2,041
American Funds U.S. Government/AAA-Rated Securities Class 1                   (631)           (45)
BlackRock Global Allocation V.I. Class I                                      (139)         1,008
BlackRock Global Allocation V.I. Class III                              84,844,047     87,492,667
Delaware VIP Diversified Income Standard Class                                  65             48
Delaware VIP Diversified Income Service Class                            1,287,582     66,278,167
Delaware VIP Emerging Markets Service Class                             44,447,961     38,631,210
Delaware VIP High Yield Standard Class                                     785,705      1,222,671
Delaware VIP High Yield Service Class                                   13,772,312     35,187,590
Delaware VIP International Value Equity Standard Class                      50,860         28,932
Delaware VIP Limited-Term Diversified Income Standard Class                   (164)           (75)
Delaware VIP Limited-Term Diversified Income Service Class                 547,662     10,913,809
Delaware VIP REIT Standard Class                                           730,412        673,599
Delaware VIP REIT Service Class                                         19,474,743     18,323,366
Delaware VIP Small Cap Value Standard Class                                 30,824        874,654
Delaware VIP Small Cap Value Service Class                               6,641,772     37,061,630
Delaware VIP Smid Cap Growth Standard Class                                 91,764        812,044
Delaware VIP Smid Cap Growth Service Class                                  87,514      8,806,734
Delaware VIP U.S. Growth Service Class                                  24,521,265     32,966,274
Delaware VIP Value Standard Class                                          536,788        711,006
Delaware VIP Value Service Class                                        15,708,773     20,188,303
DWS Alternative Asset Allocation VIP Class A                                   826            755
DWS Alternative Asset Allocation VIP Class B                             1,993,716      3,071,396
DWS Equity 500 Index VIP Class A                                         1,837,295      2,527,260
DWS Equity 500 Index VIP Class B                                         2,106,581      3,358,781
DWS Small Cap Index VIP Class A                                            614,507        676,913
DWS Small Cap Index VIP Class B                                          1,578,014      1,598,825
Fidelity VIP Contrafund Service Class 2                                124,403,825    128,258,070
Fidelity VIP Equity-Income Initial Class                                   503,124        879,961
Fidelity VIP Equity-Income Service Class 2                               3,307,947      4,959,535
Fidelity VIP Growth Initial Class                                          677,110        622,538
Fidelity VIP Growth Service Class 2                                      9,628,049     11,896,530
Fidelity VIP Mid Cap Service Class 2                                    15,875,470     54,049,754
Fidelity VIP Overseas Initial Class                                        353,914        283,379
Fidelity VIP Overseas Service Class 2                                   14,662,529     12,185,205
FTVIPT Franklin Income Securities Class 2                               30,905,011     58,251,790

                                                                                      MORTALITY
                                                                       DIVIDENDS         AND            NET
                                                                         FROM          EXPENSE      INVESTMENT
                                                                      INVESTMENT      GUARANTEE       INCOME
SUBACCOUNT                                                              INCOME         CHARGES        (LOSS)
----------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2              $          --  $  (1,663,792) $  (1,663,792)
FTVIPT Mutual Shares Securities Class 2                                 14,526,653     (8,535,993)     5,990,660
FTVIPT Templeton Global Bond Securities Class 2                         36,798,838     (9,196,574)    27,602,264
FTVIPT Templeton Growth Securities Class 2                                 966,662       (783,084)       183,578
Goldman Sachs VIT Large Cap Value Service Class                          1,777,666     (1,516,881)       260,785
Huntington VA Balanced                                                      40,388        (35,901)         4,487
Huntington VA Dividend Capture                                              43,795        (12,368)        31,427
Invesco V.I. Capital Appreciation Series I                                      --        (12,354)       (12,354)
Invesco V.I. Capital Appreciation Series II                                     --         (6,955)        (6,955)
Invesco V.I. Core Equity Series I                                           84,416       (131,147)       (46,731)
Invesco V.I. Core Equity Series II                                          21,352        (42,616)       (21,264)
Invesco V.I. International Growth Series I                                  40,670        (41,300)          (630)
Invesco V.I. International Growth Series II                                 28,772        (38,375)        (9,603)
Invesco Van Kampen V.I. American Franchise Series I                             --        (24,062)       (24,062)
Invesco Van Kampen V.I. American Franchise Series II                            --        (13,101)       (13,101)
Janus Aspen Series Balanced Service Class                                  457,773       (296,988)       160,785
Janus Aspen Series Enterprise Service Class                                     --       (100,928)      (100,928)
Janus Aspen Series Worldwide Service Class                                   8,149        (16,757)        (8,608)
LVIP American Balanced Allocation Standard Class                             3,140           (548)         2,592
LVIP American Global Growth Service Class II                               462,578       (775,159)      (312,581)
LVIP American Global Small Capitalization Service Class II                 474,552       (786,138)      (311,586)
LVIP American Growth Allocation Standard Class                               8,716         (1,617)         7,099
LVIP American Growth Service Class II                                      411,130     (3,262,371)    (2,851,241)
LVIP American Growth-Income Service Class II                             1,723,298     (2,478,771)      (755,473)
LVIP American International Service Class II                             2,540,143     (1,731,447)       808,696
LVIP Baron Growth Opportunities Service Class                            1,367,252     (1,899,363)      (532,111)
LVIP BlackRock Emerging Markets Index RPM Service Class                     46,983        (10,596)        36,387
LVIP BlackRock Equity Dividend RPM Service Class                           223,692       (653,922)      (430,230)
LVIP BlackRock Inflation Protected Bond Standard Class                          --         (1,974)        (1,974)
LVIP BlackRock Inflation Protected Bond Service Class                           --     (5,316,516)    (5,316,516)
LVIP Capital Growth Service Class                                               --     (2,640,066)    (2,640,066)
LVIP Clarion Global Real Estate Service Class                                   --     (1,528,361)    (1,528,361)
LVIP Columbia Small-Mid Cap Growth RPM Service Class                            --       (634,512)      (634,512)
LVIP Delaware Bond Standard Class                                        3,103,398     (2,711,102)       392,296
LVIP Delaware Bond Service Class                                        38,444,711    (30,156,158)     8,288,553
LVIP Delaware Diversified Floating Rate Standard Class                         496           (149)           347
LVIP Delaware Diversified Floating Rate Service Class                    2,220,430     (2,780,059)      (559,629)
LVIP Delaware Foundation Aggressive Allocation Standard Class              160,176       (170,900)       (10,724)
LVIP Delaware Foundation Aggressive Allocation Service Class               326,043       (391,306)       (65,263)
LVIP Delaware Growth and Income Service Class                              273,849       (621,886)      (348,037)
LVIP Delaware Social Awareness Standard Class                               69,100       (153,588)       (84,488)
LVIP Delaware Social Awareness Service Class                               181,980       (727,869)      (545,889)
LVIP Delaware Special Opportunities Service Class                          168,631       (663,909)      (495,278)
LVIP Dimensional Non-U.S. Equity Standard Class                             18,126         (3,650)        14,476
LVIP Dimensional Non-U.S. Equity Service Class                             576,633       (380,399)       196,234
LVIP Dimensional U.S. Equity Standard Class                                  8,815         (3,709)         5,106
LVIP Dimensional U.S. Equity Service Class                                 398,972       (675,173)      (276,201)
LVIP Dimensional/Vanguard Total Bond Standard Class                         13,413         (3,817)         9,596
LVIP Dimensional/Vanguard Total Bond Service Class                       1,624,952     (1,614,474)        10,478
LVIP Global Income Service Class                                         7,998,431     (7,583,526)       414,905
LVIP JPMorgan High Yield Service Class                                   5,258,201     (1,775,374)     3,482,827
LVIP JPMorgan Mid Cap Value RPM Service Class                                   --       (444,362)      (444,362)
LVIP MFS International Growth Service Class                                653,650     (1,602,512)      (948,862)
LVIP MFS Value Service Class                                             6,362,067     (7,762,301)    (1,400,234)
LVIP Mid-Cap Value Service Class                                            72,798       (866,669)      (793,871)
LVIP Mondrian International Value Standard Class                           432,188       (266,129)       166,059
LVIP Mondrian International Value Service Class                          2,824,976     (1,722,728)     1,102,248
LVIP Money Market Standard Class                                            13,431       (834,565)      (821,134)

See accompanying notes.

                                                                                                     TOTAL NET
                                                                          NET         DIVIDENDS      REALIZED
                                                                       REALIZED       FROM NET         GAIN
                                                                         GAIN         REALIZED        (LOSS)
                                                                       (LOSS) ON       GAIN ON          ON
SUBACCOUNT                                                            INVESTMENTS    INVESTMENTS    INVESTMENTS
----------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2              $   2,484,182  $   7,491,447  $   9,975,629
FTVIPT Mutual Shares Securities Class 2                                  5,186,353             --      5,186,353
FTVIPT Templeton Global Bond Securities Class 2                          9,832,543        923,833     10,756,376
FTVIPT Templeton Growth Securities Class 2                              (2,257,608)            --     (2,257,608)
Goldman Sachs VIT Large Cap Value Service Class                          2,177,093      3,923,274      6,100,367
Huntington VA Balanced                                                       7,484         11,887         19,371
Huntington VA Dividend Capture                                               6,798             --          6,798
Invesco V.I. Capital Appreciation Series I                                (130,100)            --       (130,100)
Invesco V.I. Capital Appreciation Series II                                    974             --            974
Invesco V.I. Core Equity Series I                                          279,567             --        279,567
Invesco V.I. Core Equity Series II                                         137,647             --        137,647
Invesco V.I. International Growth Series I                                 132,231             --        132,231
Invesco V.I. International Growth Series II                                212,541             --        212,541
Invesco Van Kampen V.I. American Franchise Series I                        (12,059)            --        (12,059)
Invesco Van Kampen V.I. American Franchise Series II                       (14,483)            --        (14,483)
Janus Aspen Series Balanced Service Class                                  614,084      1,284,463      1,898,547
Janus Aspen Series Enterprise Service Class                                628,314             --        628,314
Janus Aspen Series Worldwide Service Class                                  13,135             --         13,135
LVIP American Balanced Allocation Standard Class                                46             82            128
LVIP American Global Growth Service Class II                               267,586             --        267,586
LVIP American Global Small Capitalization Service Class II                (244,212)            --       (244,212)
LVIP American Growth Allocation Standard Class                                   3            138            141
LVIP American Growth Service Class II                                    1,738,899             --      1,738,899
LVIP American Growth-Income Service Class II                             1,330,655             --      1,330,655
LVIP American International Service Class II                              (171,341)            --       (171,341)
LVIP Baron Growth Opportunities Service Class                            4,623,198      5,673,248     10,296,446
LVIP BlackRock Emerging Markets Index RPM Service Class                       (188)            --           (188)
LVIP BlackRock Equity Dividend RPM Service Class                           755,133             --        755,133
LVIP BlackRock Inflation Protected Bond Standard Class                         669          4,214          4,883
LVIP BlackRock Inflation Protected Bond Service Class                    2,685,683      7,381,655     10,067,338
LVIP Capital Growth Service Class                                        5,895,922             --      5,895,922
LVIP Clarion Global Real Estate Service Class                            2,583,426             --      2,583,426
LVIP Columbia Small-Mid Cap Growth RPM Service Class                       346,435             --        346,435
LVIP Delaware Bond Standard Class                                        3,260,010      3,636,102      6,896,112
LVIP Delaware Bond Service Class                                        14,584,867     50,530,739     65,115,606
LVIP Delaware Diversified Floating Rate Standard Class                           4             --              4
LVIP Delaware Diversified Floating Rate Service Class                      (74,630)            --        (74,630)
LVIP Delaware Foundation Aggressive Allocation Standard Class              (71,413)            --        (71,413)
LVIP Delaware Foundation Aggressive Allocation Service Class               (15,726)            --        (15,726)
LVIP Delaware Growth and Income Service Class                            1,719,826         33,850      1,753,676
LVIP Delaware Social Awareness Standard Class                              389,823        644,449      1,034,272
LVIP Delaware Social Awareness Service Class                             1,154,704      3,163,750      4,318,454
LVIP Delaware Special Opportunities Service Class                         (284,001)     4,781,607      4,497,606
LVIP Dimensional Non-U.S. Equity Standard Class                              2,377          1,640          4,017
LVIP Dimensional Non-U.S. Equity Service Class                             127,580         53,954        181,534
LVIP Dimensional U.S. Equity Standard Class                                  1,725            143          1,868
LVIP Dimensional U.S. Equity Service Class                                 717,516          7,976        725,492
LVIP Dimensional/Vanguard Total Bond Standard Class                          1,773          1,307          3,080
LVIP Dimensional/Vanguard Total Bond Service Class                         616,140        183,414        799,554
LVIP Global Income Service Class                                           638,247        855,637      1,493,884
LVIP JPMorgan High Yield Service Class                                   1,459,664             --      1,459,664
LVIP JPMorgan Mid Cap Value RPM Service Class                            1,044,479             --      1,044,479
LVIP MFS International Growth Service Class                                815,764             --        815,764
LVIP MFS Value Service Class                                            16,334,398             --     16,334,398
LVIP Mid-Cap Value Service Class                                         2,041,000             --      2,041,000
LVIP Mondrian International Value Standard Class                          (414,839)            --       (414,839)
LVIP Mondrian International Value Service Class                         (1,962,215)            --     (1,962,215)
LVIP Money Market Standard Class                                                 1            227            228

                                                                          NET            NET
                                                                       CHANGE IN      INCREASE
                                                                      UNREALIZED     (DECREASE)
                                                                     APPRECIATION      IN NET
                                                                          OR           ASSETS
                                                                     DEPRECIATION     RESULTING
                                                                          ON            FROM
SUBACCOUNT                                                            INVESTMENTS    OPERATIONS
-------------------------------------------------------------------------------------------------
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2              $     327,046  $   8,638,883
FTVIPT Mutual Shares Securities Class 2                                 71,086,582     82,263,595
FTVIPT Templeton Global Bond Securities Class 2                         32,450,476     70,809,116
FTVIPT Templeton Growth Securities Class 2                              10,377,900      8,303,870
Goldman Sachs VIT Large Cap Value Service Class                         20,158,196     26,519,348
Huntington VA Balanced                                                      98,872        122,730
Huntington VA Dividend Capture                                              24,903         63,128
Invesco V.I. Capital Appreciation Series I                                 504,808        362,354
Invesco V.I. Capital Appreciation Series II                                183,384        177,403
Invesco V.I. Core Equity Series I                                          810,845      1,043,681
Invesco V.I. Core Equity Series II                                         195,759        312,142
Invesco V.I. International Growth Series I                                 234,769        366,370
Invesco V.I. International Growth Series II                                102,328        305,266
Invesco Van Kampen V.I. American Franchise Series I                        (62,489)       (98,610)
Invesco Van Kampen V.I. American Franchise Series II                       (30,969)       (58,553)
Janus Aspen Series Balanced Service Class                                   36,611      2,095,943
Janus Aspen Series Enterprise Service Class                                374,982        902,368
Janus Aspen Series Worldwide Service Class                                 170,299        174,826
LVIP American Balanced Allocation Standard Class                             6,583          9,303
LVIP American Global Growth Service Class II                             7,774,419      7,729,424
LVIP American Global Small Capitalization Service Class II               6,723,336      6,167,538
LVIP American Growth Allocation Standard Class                               8,826         16,066
LVIP American Growth Service Class II                                   24,880,051     23,767,709
LVIP American Growth-Income Service Class II                            17,442,364     18,017,546
LVIP American International Service Class II                            12,853,589     13,490,944
LVIP Baron Growth Opportunities Service Class                            7,237,475     17,001,810
LVIP BlackRock Emerging Markets Index RPM Service Class                    262,378        298,577
LVIP BlackRock Equity Dividend RPM Service Class                         4,546,632      4,871,535
LVIP BlackRock Inflation Protected Bond Standard Class                       1,910          4,819
LVIP BlackRock Inflation Protected Bond Service Class                    7,668,904     12,419,726
LVIP Capital Growth Service Class                                       33,984,141     37,239,997
LVIP Clarion Global Real Estate Service Class                           16,792,029     17,847,094
LVIP Columbia Small-Mid Cap Growth RPM Service Class                     1,790,828      1,502,751
LVIP Delaware Bond Standard Class                                          626,259      7,914,667
LVIP Delaware Bond Service Class                                        27,100,605    100,504,764
LVIP Delaware Diversified Floating Rate Standard Class                         (61)           290
LVIP Delaware Diversified Floating Rate Service Class                    3,851,855      3,217,596
LVIP Delaware Foundation Aggressive Allocation Standard Class            1,162,480      1,080,343
LVIP Delaware Foundation Aggressive Allocation Service Class             2,468,288      2,387,299
LVIP Delaware Growth and Income Service Class                            3,431,113      4,836,752
LVIP Delaware Social Awareness Standard Class                              280,846      1,230,630
LVIP Delaware Social Awareness Service Class                             1,819,329      5,591,894
LVIP Delaware Special Opportunities Service Class                          662,882      4,665,210
LVIP Dimensional Non-U.S. Equity Standard Class                             93,169        111,662
LVIP Dimensional Non-U.S. Equity Service Class                           2,935,974      3,313,742
LVIP Dimensional U.S. Equity Standard Class                                 76,277         83,251
LVIP Dimensional U.S. Equity Service Class                               4,319,648      4,768,939
LVIP Dimensional/Vanguard Total Bond Standard Class                           (253)        12,423
LVIP Dimensional/Vanguard Total Bond Service Class                         667,330      1,477,362
LVIP Global Income Service Class                                        21,929,462     23,838,251
LVIP JPMorgan High Yield Service Class                                   6,835,808     11,778,299
LVIP JPMorgan Mid Cap Value RPM Service Class                            2,222,607      2,822,724
LVIP MFS International Growth Service Class                             20,678,066     20,544,968
LVIP MFS Value Service Class                                            70,140,343     85,074,507
LVIP Mid-Cap Value Service Class                                         8,590,289      9,837,418
LVIP Mondrian International Value Standard Class                         1,420,629      1,171,849
LVIP Mondrian International Value Service Class                          8,859,297      7,999,330
LVIP Money Market Standard Class                                                (1)      (820,907)

                                                                                      MORTALITY
                                                                       DIVIDENDS         AND            NET
                                                                         FROM          EXPENSE      INVESTMENT
                                                                      INVESTMENT      GUARANTEE       INCOME
SUBACCOUNT                                                              INCOME         CHARGES        (LOSS)
----------------------------------------------------------------------------------------------------------------
LVIP Money Market Service Class                                      $      83,574  $  (5,469,592) $  (5,386,018)
LVIP Protected Profile 2010 Service Class                                  132,720       (131,658)         1,062
LVIP Protected Profile 2020 Service Class                                  249,842       (266,661)       (16,819)
LVIP Protected Profile 2030 Service Class                                  139,599       (179,950)       (40,351)
LVIP Protected Profile 2040 Service Class                                   66,826        (95,320)       (28,494)
LVIP Protected Profile Conservative Standard Class                             761           (261)           500
LVIP Protected Profile Conservative Service Class                       23,825,929     (9,566,350)    14,259,579
LVIP Protected Profile Growth Standard Class                                 3,003           (982)         2,021
LVIP Protected Profile Growth Service Class                             38,880,311    (20,874,719)    18,005,592
LVIP Protected Profile Moderate Service Class                           62,407,802    (28,533,806)    33,873,996
LVIP SSgA Bond Index Standard Class                                            640           (173)           467
LVIP SSgA Bond Index Service Class                                      21,878,012    (16,903,139)     4,974,873
LVIP SSgA Conservative Index Allocation Service Class                    1,313,613       (793,029)       520,584
LVIP SSgA Conservative Structured Allocation Service Class               6,991,301     (3,257,640)     3,733,661
LVIP SSgA Developed International 150 Service Class                      3,265,441     (2,316,455)       948,986
LVIP SSgA Emerging Markets 100 Standard Class                                1,905           (454)         1,451
LVIP SSgA Emerging Markets 100 Service Class                             4,095,359     (2,896,242)     1,199,117
LVIP SSgA Global Tactical Allocation RPM Standard Class                        509            (58)           451
LVIP SSgA Global Tactical Allocation RPM Service Class                  10,099,147     (5,138,685)     4,960,462
LVIP SSgA International Index Standard Class                                   542            (86)           456
LVIP SSgA International Index Service Class                              3,336,226     (3,408,993)       (72,767)
LVIP SSgA Large Cap 100 Standard Class                                          --             (1)            (1)
LVIP SSgA Large Cap 100 Service Class                                    3,787,599     (4,881,308)    (1,093,709)
LVIP SSgA Moderate Index Allocation Service Class                        2,654,367     (1,979,084)       675,283
LVIP SSgA Moderate Structured Allocation Service Class                  17,491,406     (8,358,980)     9,132,426
LVIP SSgA Moderately Aggressive Index Allocation Service Class           2,483,198     (1,903,063)       580,135
LVIP SSgA Moderately Aggressive Structured Allocation Service Class     12,766,118     (5,583,185)     7,182,933
LVIP SSgA S&P 500 Index Standard Class                                      14,894        (28,102)       (13,208)
LVIP SSgA S&P 500 Index Service Class                                    3,464,729     (7,785,979)    (4,321,250)
LVIP SSgA Small-Cap Index Standard Class                                       368           (355)            13
LVIP SSgA Small-Cap Index Service Class                                    612,967     (2,248,211)    (1,635,244)
LVIP SSgA Small-Mid Cap 200 Standard Class                                     292            (30)           262
LVIP SSgA Small-Mid Cap 200 Service Class                                2,088,830     (1,585,562)       503,268
LVIP T. Rowe Price Growth Stock Service Class                                   --     (2,006,448)    (2,006,448)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                     --        (40,922)       (40,922)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                      --     (1,292,507)    (1,292,507)
LVIP Templeton Growth RPM Service Class                                  2,410,021     (2,213,183)       196,838
LVIP UBS Large Cap Growth RPM Standard Class                                    --        (38,325)       (38,325)
LVIP UBS Large Cap Growth RPM Service Class                                     --       (929,099)      (929,099)
LVIP Vanguard Domestic Equity ETF Standard Class                               951           (220)           731
LVIP Vanguard Domestic Equity ETF Service Class                            528,399       (570,241)       (41,842)
LVIP Vanguard International Equity ETF Standard Class                        1,442           (124)         1,318
LVIP Vanguard International Equity ETF Service Class                       966,722       (325,673)       641,049
Lord Abbett Fundamental Equity Class VC                                     80,233       (139,246)       (59,013)
MFS VIT Core Equity Service Class                                           10,179        (35,442)       (25,263)
MFS VIT Growth Initial Class                                                    --        (39,706)       (39,706)
MFS VIT Growth Service Class                                                    --       (373,285)      (373,285)
MFS VIT Total Return Initial Class                                         310,060       (162,027)       148,033
MFS VIT Total Return Service Class                                       7,143,986     (4,642,567)     2,501,419
MFS VIT Utilities Initial Class                                            694,858       (147,651)       547,207
MFS VIT Utilities Service Class                                         12,802,577     (3,223,957)     9,578,620
Morgan Stanley UIF Capital Growth Class II                                      --        (14,567)       (14,567)
NB AMT Mid Cap Growth I Class                                                   --       (670,921)      (670,921)
NB AMT Mid Cap Intrinsic Value I Class                                     228,418       (638,377)      (409,959)
Oppenheimer Global Securities Service Class                                140,685        (69,625)        71,060
PIMCO VIT CommodityRealReturn Strategy Advisor Class                       366,586       (235,222)       131,364
Putnam VT Global Health Care Class IB                                       35,761        (52,106)       (16,345)
Putnam VT Growth & Income Class IB                                          24,533        (22,814)         1,719

See accompanying notes.

                                                                                                     TOTAL NET
                                                                          NET         DIVIDENDS      REALIZED
                                                                       REALIZED       FROM NET         GAIN
                                                                         GAIN         REALIZED        (LOSS)
                                                                       (LOSS) ON       GAIN ON          ON
SUBACCOUNT                                                            INVESTMENTS    INVESTMENTS    INVESTMENTS
----------------------------------------------------------------------------------------------------------------
LVIP Money Market Service Class                                      $           1  $       1,424  $       1,425
LVIP Protected Profile 2010 Service Class                                  353,207             --        353,207
LVIP Protected Profile 2020 Service Class                                  490,362             --        490,362
LVIP Protected Profile 2030 Service Class                                  266,482             --        266,482
LVIP Protected Profile 2040 Service Class                                  122,738             --        122,738
LVIP Protected Profile Conservative Standard Class                              (2)            --             (2)
LVIP Protected Profile Conservative Service Class                        8,231,087      2,906,397     11,137,484
LVIP Protected Profile Growth Standard Class                                 8,248             --          8,248
LVIP Protected Profile Growth Service Class                              2,887,962             --      2,887,962
LVIP Protected Profile Moderate Service Class                           11,480,448             --     11,480,448
LVIP SSgA Bond Index Standard Class                                            121              2            123
LVIP SSgA Bond Index Service Class                                       9,733,843        117,464      9,851,307
LVIP SSgA Conservative Index Allocation Service Class                      389,491         16,195        405,686
LVIP SSgA Conservative Structured Allocation Service Class               1,103,156        367,502      1,470,658
LVIP SSgA Developed International 150 Service Class                        784,650             --        784,650
LVIP SSgA Emerging Markets 100 Standard Class                                  (40)         5,502          5,462
LVIP SSgA Emerging Markets 100 Service Class                              (479,339)    16,726,955     16,247,616
LVIP SSgA Global Tactical Allocation RPM Standard Class                         --             --             --
LVIP SSgA Global Tactical Allocation RPM Service Class                     604,778             --        604,778
LVIP SSgA International Index Standard Class                                   145             --            145
LVIP SSgA International Index Service Class                              2,134,736             --      2,134,736
LVIP SSgA Large Cap 100 Standard Class                                          --             --             --
LVIP SSgA Large Cap 100 Service Class                                   12,588,440             --     12,588,440
LVIP SSgA Moderate Index Allocation Service Class                          750,152         60,365        810,517
LVIP SSgA Moderate Structured Allocation Service Class                   1,356,642      1,339,169      2,695,811
LVIP SSgA Moderately Aggressive Index Allocation Service Class             700,878         92,452        793,330
LVIP SSgA Moderately Aggressive Structured Allocation Service Class        525,139      1,098,123      1,623,262
LVIP SSgA S&P 500 Index Standard Class                                     202,519             --        202,519
LVIP SSgA S&P 500 Index Service Class                                   21,794,692             --     21,794,692
LVIP SSgA Small-Cap Index Standard Class                                       394             --            394
LVIP SSgA Small-Cap Index Service Class                                  5,912,170             --      5,912,170
LVIP SSgA Small-Mid Cap 200 Standard Class                                     (20)           506            486
LVIP SSgA Small-Mid Cap 200 Service Class                                3,208,317      7,561,656     10,769,973
LVIP T. Rowe Price Growth Stock Service Class                            4,708,465             --      4,708,465
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                173,712         68,430        242,142
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class               3,900,251      2,289,408      6,189,659
LVIP Templeton Growth RPM Service Class                                  1,411,251             --      1,411,251
LVIP UBS Large Cap Growth RPM Standard Class                               123,274             --        123,274
LVIP UBS Large Cap Growth RPM Service Class                              2,447,067             --      2,447,067
LVIP Vanguard Domestic Equity ETF Standard Class                               164             --            164
LVIP Vanguard Domestic Equity ETF Service Class                            661,199             --        661,199
LVIP Vanguard International Equity ETF Standard Class                           89             --             89
LVIP Vanguard International Equity ETF Service Class                       115,076            289        115,365
Lord Abbett Fundamental Equity Class VC                                    237,681        230,883        468,564
MFS VIT Core Equity Service Class                                          122,043             --        122,043
MFS VIT Growth Initial Class                                                 9,035             --          9,035
MFS VIT Growth Service Class                                             1,328,199             --      1,328,199
MFS VIT Total Return Initial Class                                         127,300             --        127,300
MFS VIT Total Return Service Class                                       2,214,741             --      2,214,741
MFS VIT Utilities Initial Class                                            392,568             --        392,568
MFS VIT Utilities Service Class                                          3,622,063             --      3,622,063
Morgan Stanley UIF Capital Growth Class II                                  45,668         72,647        118,315
NB AMT Mid Cap Growth I Class                                            4,680,174             --      4,680,174
NB AMT Mid Cap Intrinsic Value I Class                                     655,418      9,834,431     10,489,849
Oppenheimer Global Securities Service Class                                 96,194             --         96,194
PIMCO VIT CommodityRealReturn Strategy Advisor Class                      (906,211)       470,029       (436,182)
Putnam VT Global Health Care Class IB                                       63,125        230,722        293,847
Putnam VT Growth & Income Class IB                                         (62,401)            --        (62,401)

                                                                          NET            NET
                                                                       CHANGE IN      INCREASE
                                                                      UNREALIZED     (DECREASE)
                                                                     APPRECIATION      IN NET
                                                                          OR           ASSETS
                                                                     DEPRECIATION     RESULTING
                                                                          ON            FROM
SUBACCOUNT                                                            INVESTMENTS    OPERATIONS
-------------------------------------------------------------------------------------------------
LVIP Money Market Service Class                                      $          (1) $  (5,384,594)
LVIP Protected Profile 2010 Service Class                                  149,265        503,534
LVIP Protected Profile 2020 Service Class                                  552,425      1,025,968
LVIP Protected Profile 2030 Service Class                                  374,035        600,166
LVIP Protected Profile 2040 Service Class                                  183,556        277,800
LVIP Protected Profile Conservative Standard Class                            (212)           286
LVIP Protected Profile Conservative Service Class                       13,717,576     39,114,639
LVIP Protected Profile Growth Standard Class                                    --         10,269
LVIP Protected Profile Growth Service Class                             69,137,393     90,030,947
LVIP Protected Profile Moderate Service Class                           77,295,555    122,649,999
LVIP SSgA Bond Index Standard Class                                           (436)           154
LVIP SSgA Bond Index Service Class                                       3,230,042     18,056,222
LVIP SSgA Conservative Index Allocation Service Class                    1,879,606      2,805,876
LVIP SSgA Conservative Structured Allocation Service Class               4,961,825     10,166,144
LVIP SSgA Developed International 150 Service Class                     14,283,977     16,017,613
LVIP SSgA Emerging Markets 100 Standard Class                                1,096          8,009
LVIP SSgA Emerging Markets 100 Service Class                               (95,148)    17,351,585
LVIP SSgA Global Tactical Allocation RPM Standard Class                        555          1,006
LVIP SSgA Global Tactical Allocation RPM Service Class                  18,339,722     23,904,962
LVIP SSgA International Index Standard Class                                 3,336          3,937
LVIP SSgA International Index Service Class                             28,301,738     30,363,707
LVIP SSgA Large Cap 100 Standard Class                                          14             13
LVIP SSgA Large Cap 100 Service Class                                   16,147,960     27,642,691
LVIP SSgA Moderate Index Allocation Service Class                        7,602,444      9,088,244
LVIP SSgA Moderate Structured Allocation Service Class                  23,060,886     34,889,123
LVIP SSgA Moderately Aggressive Index Allocation Service Class           8,577,410      9,950,875
LVIP SSgA Moderately Aggressive Structured Allocation Service Class     17,189,012     25,995,207
LVIP SSgA S&P 500 Index Standard Class                                      47,667        236,978
LVIP SSgA S&P 500 Index Service Class                                   40,123,963     57,597,405
LVIP SSgA Small-Cap Index Standard Class                                     4,219          4,626
LVIP SSgA Small-Cap Index Service Class                                 12,747,434     17,024,360
LVIP SSgA Small-Mid Cap 200 Standard Class                                     (70)           678
LVIP SSgA Small-Mid Cap 200 Service Class                               (1,052,845)    10,220,396
LVIP T. Rowe Price Growth Stock Service Class                           12,156,452     14,858,469
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                 96,396        297,616
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class               4,105,170      9,002,322
LVIP Templeton Growth RPM Service Class                                 22,383,898     23,991,987
LVIP UBS Large Cap Growth RPM Standard Class                               207,792        292,741
LVIP UBS Large Cap Growth RPM Service Class                              5,395,610      6,913,578
LVIP Vanguard Domestic Equity ETF Standard Class                             2,181          3,076
LVIP Vanguard Domestic Equity ETF Service Class                          2,552,433      3,171,790
LVIP Vanguard International Equity ETF Standard Class                        2,881          4,288
LVIP Vanguard International Equity ETF Service Class                     2,111,210      2,867,624
Lord Abbett Fundamental Equity Class VC                                    977,048      1,386,599
MFS VIT Core Equity Service Class                                          194,034        290,814
MFS VIT Growth Initial Class                                               437,367        406,696
MFS VIT Growth Service Class                                             1,886,820      2,841,734
MFS VIT Total Return Initial Class                                         791,220      1,066,553
MFS VIT Total Return Service Class                                      20,409,000     25,125,160
MFS VIT Utilities Initial Class                                            234,512      1,174,287
MFS VIT Utilities Service Class                                          8,186,917     21,387,600
Morgan Stanley UIF Capital Growth Class II                                  89,482        193,230
NB AMT Mid Cap Growth I Class                                              413,549      4,422,802
NB AMT Mid Cap Intrinsic Value I Class                                  (4,998,733)     5,081,157
Oppenheimer Global Securities Service Class                              1,173,368      1,340,622
PIMCO VIT CommodityRealReturn Strategy Advisor Class                       656,996        352,178
Putnam VT Global Health Care Class IB                                      250,763        528,265
Putnam VT Growth & Income Class IB                                         279,900        219,218

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                            ABVPSF
                                                                            GLOBAL         ABVPSF         ABVPSF         ABVPSF
                                                                           THEMATIC        GROWTH      INTERNATIONAL    LARGE CAP
                                                                            GROWTH       AND INCOME        VALUE         GROWTH
                                                                            CLASS B        CLASS B        CLASS B        CLASS B
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  29,512,963  $ 153,878,947  $ 177,374,151  $  12,963,373

Changes From Operations:
 - Net investment income (loss)                                               (365,432)      (732,353)     5,584,584       (174,221)
 - Net realized gain (loss) on investments                                     498,055     (4,578,913)    (4,812,633)       421,824
 - Net change in unrealized appreciation or depreciation on investments     (7,720,035)    11,634,524    (43,176,878)      (708,542)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                  (7,587,412)     6,323,258    (42,404,927)      (460,939)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        4,160,473      7,164,944     17,418,292         67,954
 - Contract withdrawals and transfers to annuity reserves                   (2,119,141)   (19,246,242)   (10,556,983)    (2,362,056)
 - Contract transfers                                                       (1,103,278)    (4,080,198)    40,852,257       (481,153)
                                                                         -------------  -------------  -------------  -------------
                                                                               938,054    (16,161,496)    47,713,566     (2,775,255)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --         19,163             --             --
 - Annuity Payments                                                               (207)       (13,643)        (5,323)            --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --          1,177              1             --
                                                                         -------------  -------------  -------------  -------------
                                                                                  (207)         6,697         (5,322)            --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              937,847    (16,154,799)    47,708,244     (2,775,255)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (6,649,565)    (9,831,541)     5,303,317     (3,236,194)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             22,863,398    144,047,406    182,677,468      9,727,179
Changes From Operations:
 - Net investment income (loss)                                               (415,297)      (400,642)       337,945       (150,632)
 - Net realized gain (loss) on investments                                    (621,168)     1,329,649     (8,769,526)       516,515
 - Net change in unrealized appreciation or depreciation on investments      3,340,603     21,213,368     32,861,253        972,823
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                   2,304,138     22,142,375     24,429,672      1,338,706
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        1,641,819      1,749,444      3,675,506         25,568
 - Contract withdrawals and transfers to annuity reserves                   (2,260,369)   (16,463,168)   (12,932,877)    (2,087,976)
 - Contract transfers                                                         (544,107)      (592,496)         1,814       (213,699)
                                                                         -------------  -------------  -------------  -------------
                                                                            (1,162,657)   (15,306,220)    (9,255,557)    (2,276,107)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --             --             --
 - Annuity Payments                                                                 --        (14,061)        (4,522)            --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --        (15,426)            (1)            --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --        (29,487)        (4,523)            --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                           (1,162,657)   (15,335,707)    (9,260,080)    (2,276,107)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,141,481      6,806,668     15,169,592       (937,401)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  24,004,879  $ 150,854,074  $ 197,847,060  $   8,789,778
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                                                                  AMERICAN
                                                                              ABVPSF           AMERICAN            FUNDS
                                                                             SMALL/MID          CENTURY          BLUE CHIP
                                                                                CAP          VP INFLATION         INCOME
                                                                               VALUE          PROTECTION        AND GROWTH
                                                                              CLASS B          CLASS II           CLASS 1
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $   150,623,922   $   494,227,301   $            --

Changes From Operations:
 - Net investment income (loss)                                                (1,796,719)       11,430,254                --
 - Net realized gain (loss) on investments                                      5,519,276        15,917,749                --
 - Net change in unrealized appreciation or depreciation on investments       (16,910,374)       19,027,861                --
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                    (13,187,817)       46,375,864                --
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          14,945,787         6,029,039                --
 - Contract withdrawals and transfers to annuity reserves                     (12,456,593)      (40,629,724)               --
 - Contract transfers                                                          (8,825,762)      (25,688,851)               --
                                                                          ---------------   ---------------   ---------------
                                                                               (6,336,568)      (60,289,536)               --
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --            32,852                --
 - Annuity Payments                                                                (4,755)           (9,679)               --
 - Receipt (reimbursement) of mortality guarantee adjustments                           6               564                --
                                                                          ---------------   ---------------   ---------------
                                                                                   (4,749)           23,737                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              (6,341,317)      (60,265,799)               --
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (19,529,134)      (13,889,935)               --
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                               131,094,788       480,337,366                --
Changes From Operations:
 - Net investment income (loss)                                                (1,803,191)        3,502,463             6,207
 - Net realized gain (loss) on investments                                      8,117,185        20,277,851               380
 - Net change in unrealized appreciation or depreciation on investments        14,717,492         2,414,917             8,074
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     21,031,486        26,195,231            14,661
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           7,840,115         5,455,998           502,260
 - Contract withdrawals and transfers to annuity reserves                     (11,579,799)      (47,160,561)          (12,888)
 - Contract transfers                                                          (5,235,160)        8,230,476            41,930
                                                                          ---------------   ---------------   ---------------
                                                                               (8,974,844)      (33,474,087)          531,302
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                (4,624)          (13,550)               --
 - Receipt (reimbursement) of mortality guarantee adjustments                         (87)             (317)               --
                                                                          ---------------   ---------------   ---------------
                                                                                   (4,711)          (13,867)               --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              (8,979,555)      (33,487,954)          531,302
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        12,051,931        (7,292,723)          545,963
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $   143,146,719   $   473,044,643   $       545,963
                                                                          ===============   ===============   ===============

                                                                                               AMERICAN          AMERICAN
                                                                             AMERICAN            FUNDS             FUNDS
                                                                               FUNDS            GLOBAL            GLOBAL
                                                                               BOND            BALANCED            BOND
                                                                              CLASS 1           CLASS 1           CLASS 1
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $            --   $            --   $            --

Changes From Operations:
 - Net investment income (loss)                                                        --                --                --
 - Net realized gain (loss) on investments                                             --                --                --
 - Net change in unrealized appreciation or depreciation on investments                --                --                --
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                             --                --                --
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                                  --                --                --
 - Contract withdrawals and transfers to annuity reserves                              --                --                --
 - Contract transfers                                                                  --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                      --                --                --
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                --                --                --
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                        --                --                --
Changes From Operations:
 - Net investment income (loss)                                                     1,609               436             3,187
 - Net realized gain (loss) on investments                                              6                34                77
 - Net change in unrealized appreciation or depreciation on investments              (862)            1,202            (1,493)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                            753             1,672             1,771
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              96,361            28,602           236,935
 - Contract withdrawals and transfers to annuity reserves                             (85)             (168)             (520)
 - Contract transfers                                                                 789              (408)           50,983
                                                                          ---------------   ---------------   ---------------
                                                                                   97,065            28,026           287,398
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                  97,065            28,026           287,398
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            97,818            29,698           289,169
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $        97,818   $        29,698   $       289,169
                                                                          ===============   ===============   ===============

                                                                             AMERICAN          AMERICAN          AMERICAN
                                                                               FUNDS             FUNDS             FUNDS
                                                                              GLOBAL            GLOBAL            GLOBAL
                                                                             DISCOVERY          GROWTH            GROWTH
                                                                              CLASS 1           CLASS 1           CLASS 2
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $            --   $            --   $   331,309,961

Changes From Operations:
 - Net investment income (loss)                                                        --                --          (888,635)
 - Net realized gain (loss) on investments                                             --                --         3,234,749
 - Net change in unrealized appreciation or depreciation on investments                --                --       (34,115,811)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                             --                --       (31,769,697)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                                  --                --         6,023,247
 - Contract withdrawals and transfers to annuity reserves                              --                --       (24,111,324)
 - Contract transfers                                                                  --                --        (3,760,318)
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --       (21,848,395)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --            12,659
 - Annuity Payments                                                                    --                --           (12,336)
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --               849
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --             1,172
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                      --                --       (21,847,223)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                --                --       (53,616,920)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                        --                --       277,693,041
Changes From Operations:
 - Net investment income (loss)                                                       127                25        (1,966,339)
 - Net realized gain (loss) on investments                                             51                --         4,545,874
 - Net change in unrealized appreciation or depreciation on investments               924                32        52,011,268
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                          1,102                57        54,590,803
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              14,003             5,001         4,464,959
 - Contract withdrawals and transfers to annuity reserves                             (49)               --       (26,796,894)
 - Contract transfers                                                              11,744             2,500       (15,551,790)
                                                                          ---------------   ---------------   ---------------
                                                                                   25,698             7,501       (37,883,725)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --           (29,418)
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --            (4,569)
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --           (33,987)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                  25,698             7,501       (37,917,712)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            26,800             7,558        16,673,091
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $        26,800   $         7,558   $   294,366,132
                                                                          ===============   ===============   ===============

                                                                           AMERICAN
                                                                             FUNDS
                                                                            GLOBAL       AMERICAN       AMERICAN        AMERICAN
                                                                             SMALL        FUNDS          FUNDS            FUNDS
                                                                         CAPITALIZATION   GROWTH         GROWTH       GROWTH-INCOME
                                                                            CLASS 2      CLASS 1        CLASS 2          CLASS 1
                                                                          SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $ 405,935,380  $       --  $  1,945,075,727  $          --
Changes From Operations:
 - Net investment income (loss)                                               (308,000)         --       (18,854,487)            --
 - Net realized gain (loss) on investments                                   3,685,372          --        30,655,758             --
 - Net change in unrealized appreciation or depreciation on investments    (88,462,536)         --      (108,754,871)            --
                                                                         -------------  ----------  ----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                 (85,085,164)         --       (96,953,600)            --
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       21,716,156          --        26,405,593             --
 - Contract withdrawals and transfers to annuity reserves                  (29,737,917)         --      (174,096,225)            --
 - Contract transfers                                                       49,082,535          --      (102,041,985)            --
                                                                         -------------  ----------  ----------------  -------------
                                                                            41,060,774          --      (249,732,617)            --
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --          --            38,537             --
 - Annuity Payments                                                            (11,457)         --           (96,945)            --
 - Receipt (reimbursement) of mortality guarantee adjustments                    2,516          --               (21)            --
                                                                         -------------  ----------  ----------------  -------------
                                                                                (8,941)         --           (58,429)            --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                           41,051,833          --      (249,791,046)            --
                                                                         -------------  ----------  ----------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (44,033,331)         --      (346,744,646)            --
                                                                         -------------  ----------  ----------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                            361,902,049          --     1,598,331,081             --
Changes From Operations:
 - Net investment income (loss)                                                 87,153         224       (14,063,206)            36
 - Net realized gain (loss) on investments                                     375,609         189        41,729,039             --
 - Net change in unrealized appreciation or depreciation on investments     60,558,892      10,961       215,352,516            (12)
                                                                         -------------  ----------  ----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                  61,021,654      11,374       243,018,349             24
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       14,951,606     154,608        18,128,170          5,001
 - Contract withdrawals and transfers to annuity reserves                  (30,689,878)        (88)     (165,148,398)            --
 - Contract transfers                                                        5,732,948      15,734      (116,685,994)         2,500
                                                                         -------------  ----------  ----------------  -------------
                                                                           (10,005,324)    170,254      (263,706,222)         7,501
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --          --                --             --
 - Annuity Payments                                                            (10,003)         --           (95,725)            --
 - Receipt (reimbursement) of mortality guarantee adjustments                    3,502          --            (7,439)            --
                                                                         -------------  ----------  ----------------  -------------
                                                                                (6,501)         --          (103,164)            --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                          (10,011,825)    170,254      (263,809,386)         7,501
                                                                         -------------  ----------  ----------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     51,009,829     181,628       (20,791,037)         7,525
                                                                         -------------  ----------  ----------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $ 412,911,878  $  181,628  $  1,577,540,044          7,525
                                                                         =============  ==========  ================  =============

See accompanying notes.

                                                                                               AMERICAN
                                                                             AMERICAN            FUNDS           AMERICAN
                                                                               FUNDS          HIGH-INCOME          FUNDS
                                                                           GROWTH-INCOME         BOND          INTERNATIONAL
                                                                              CLASS 2           CLASS 1           CLASS 1
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $ 1,965,743,078   $            --   $            --
Changes From Operations:
 - Net investment income (loss)                                                   152,979                --                --
 - Net realized gain (loss) on investments                                      4,349,682                --                --
 - Net change in unrealized appreciation or depreciation on investments       (64,801,777)               --                --
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                    (60,299,116)               --                --
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          52,454,153                --                --
 - Contract withdrawals and transfers to annuity reserves                    (175,267,317)               --                --
 - Contract transfers                                                            (145,058)               --                --
                                                                          ---------------   ---------------   ---------------
                                                                             (122,958,222)               --                --
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                        22,831                --                --
 - Annuity Payments                                                              (221,422)               --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                       5,711                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                 (192,880)               --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                            (123,151,102)               --                --
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (183,450,218)               --                --
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                             1,782,292,860                --                --
Changes From Operations:
 - Net investment income (loss)                                                 2,047,942             8,875             1,519
 - Net realized gain (loss) on investments                                     25,176,571                50               109
 - Net change in unrealized appreciation or depreciation on investments       246,293,353            (3,873)           11,316
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                    273,517,866             5,052            12,944
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          43,085,693           166,935           154,599
 - Contract withdrawals and transfers to annuity reserves                    (180,593,135)             (413)               --
 - Contract transfers                                                         (28,738,074)           (1,208)           (2,294)
                                                                          ---------------   ---------------   ---------------
                                                                             (166,245,516)          165,314           152,305
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                              (205,607)               --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                    (153,398)               --                --
                                                                          ---------------   ---------------   ---------------
                                                                                 (359,005)               --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                            (166,604,521)          165,314           152,305
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       106,913,345           170,366           165,249
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $ 1,889,206,205   $       170,366   $       165,249
                                                                          ===============   ===============   ===============

                                                                                                                AMERICAN
                                                                             AMERICAN         AMERICAN            FUNDS
                                                                               FUNDS           FUNDS               NEW
                                                                           INTERNATIONAL      MORTGAGE            WORLD
                                                                              CLASS 2          CLASS 1           CLASS 1
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $   763,935,853   $            --   $            --
Changes From Operations:
 - Net investment income (loss)                                                 1,029,900                --                --
 - Net realized gain (loss) on investments                                        738,214                --                --
 - Net change in unrealized appreciation or depreciation on investments      (110,857,418)               --                --
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                   (109,089,304)               --                --
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          20,087,763                --                --
 - Contract withdrawals and transfers to annuity reserves                     (64,198,283)               --                --
 - Contract transfers                                                          11,339,111                --                --
                                                                          ---------------   ---------------   ---------------
                                                                              (32,771,409)               --                --
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                        21,996                --                --
 - Annuity Payments                                                               (37,550)               --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                       1,411                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                  (14,143)               --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             (32,785,552)               --                --
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (141,874,856)               --                --
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                               622,060,997                --                --
Changes From Operations:
 - Net investment income (loss)                                                  (375,922)              123               196
 - Net realized gain (loss) on investments                                     (5,589,896)            1,048                71
 - Net change in unrealized appreciation or depreciation on investments       106,985,021            (1,650)            1,774
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                    101,019,203              (479)            2,041
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          27,021,886            93,784            24,903
 - Contract withdrawals and transfers to annuity reserves                     (60,028,939)             (423)             (203)
 - Contract transfers                                                          10,795,133            54,529               641
                                                                          ---------------   ---------------   ---------------
                                                                              (22,211,920)          147,890            25,341
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                               (28,618)               --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                     (34,234)               --                --
                                                                          ---------------   ---------------   ---------------
                                                                                  (62,852)               --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             (22,274,772)          147,890            25,341
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        78,744,431           147,411            27,382
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $   700,805,428   $       147,411   $        27,382
                                                                          ===============   ===============   ===============

                                                                             AMERICAN
                                                                               FUNDS
                                                                               U.S.            BLACKROCK         BLACKROCK
                                                                            GOVERNMENT/         GLOBAL            GLOBAL
                                                                             AAA-RATED        ALLOCATION        ALLOCATION
                                                                            SECURITIES           V.I.              V.I.
                                                                              CLASS 1           CLASS I          CLASS III
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $            --   $            --   $   617,625,604
Changes From Operations:
 - Net investment income (loss)                                                        --                --         9,546,579
 - Net realized gain (loss) on investments                                             --                --        29,399,419
 - Net change in unrealized appreciation or depreciation on investments                --                --       (94,967,002)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                             --                --       (56,021,004)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                                  --                --       322,909,734
 - Contract withdrawals and transfers to annuity reserves                              --                --       (44,617,375)
 - Contract transfers                                                                  --                --       199,198,750
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --       477,491,109
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --             9,920
 - Annuity Payments                                                                    --                --           (16,609)
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                11
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --            (6,678)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                      --                --       477,484,431
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                --                --       421,463,427
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                        --                --     1,039,089,031
Changes From Operations:
 - Net investment income (loss)                                                       358               953        (2,810,821)
 - Net realized gain (loss) on investments                                            228               194         5,459,441
 - Net change in unrealized appreciation or depreciation on investments              (631)             (139)       84,844,047
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                            (45)            1,008        87,492,667
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              33,770            66,212       139,284,256
 - Contract withdrawals and transfers to annuity reserves                            (942)               --       (67,842,690)
 - Contract transfers                                                              32,153                --        67,417,356
                                                                          ---------------   ---------------   ---------------
                                                                                   64,981            66,212       138,858,922
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --           (17,105)
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --            (1,115)
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --           (18,220)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                  64,981            66,212       138,840,702
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            64,936            67,220       226,333,369
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $        64,936   $        67,220   $ 1,265,422,400
                                                                          ===============   ===============   ===============


                                                                           DELAWARE       DELAWARE       DELAWARE       DELAWARE
                                                                              VIP            VIP            VIP            VIP
                                                                          DIVERSIFIED    DIVERSIFIED     EMERGING         HIGH
                                                                            INCOME         INCOME         MARKETS         YIELD
                                                                           STANDARD        SERVICE        SERVICE       STANDARD
                                                                             CLASS          CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $         --  $   998,422,247  $312,915,951  $ 11,622,616
Changes From Operations:
 - Net investment income (loss)                                                    --       25,109,261      (269,638)      489,277
 - Net realized gain (loss) on investments                                         --       53,955,639     4,302,383       600,126
 - Net change in unrealized appreciation or depreciation on investments            --      (30,828,894)  (78,398,190)     (906,264)
                                                                         ------------  ---------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                         --       48,236,006   (74,365,445)      183,139
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              --      165,010,387    63,856,572        14,602
 - Contract withdrawals and transfers to annuity reserves                          --      (88,083,380)  (24,257,996)     (926,688)
 - Contract transfers                                                              --       67,272,796    30,235,030    (5,640,538)
                                                                         ------------  ---------------  ------------  ------------
                                                                                   --      144,199,803    69,833,606    (6,552,624)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                        --               --         4,209            --
 - Annuity Payments                                                                --          (26,122)       (9,504)         (281)
 - Receipt (reimbursement) of mortality guarantee adjustments                      --           (5,363)          (20)           40
                                                                         ------------  ---------------  ------------  ------------
                                                                                   --          (31,485)       (5,315)         (241)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                  --      144,168,318    69,828,291    (6,552,865)
                                                                         ------------  ---------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            --      192,404,324    (4,537,154)   (6,369,726)
                                                                         ------------  ---------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                                    --    1,190,826,571   308,378,797     5,252,890
Changes From Operations:
 - Net investment income (loss)                                                   (17)      17,771,940    (3,081,990)      367,361
 - Net realized gain (loss) on investments                                         --       47,218,645    (2,734,761)       69,605
 - Net change in unrealized appreciation or depreciation on investments            65        1,287,582    44,447,961       785,705
                                                                         ------------  ---------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                         48       66,278,167    38,631,210     1,222,671
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          59,000      120,335,823    30,061,998         2,161
 - Contract withdrawals and transfers to annuity reserves                          --      (99,051,371)  (23,465,956)   (1,012,258)
 - Contract transfers                                                           2,500      122,031,314    (3,613,078)    4,661,424
                                                                         ------------  ---------------  ------------  ------------
                                                                               61,500      143,315,766     2,982,964     3,651,327
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                        --           10,270            --            --
 - Annuity Payments                                                                --          (28,491)       (8,416)         (290)
 - Receipt (reimbursement) of mortality guarantee adjustments                      --           (3,868)          (67)           49
                                                                         ------------  ---------------  ------------  ------------
                                                                                   --          (22,089)       (8,483)         (241)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              61,500      143,293,677     2,974,481     3,651,086
                                                                         ------------  ---------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        61,548      209,571,844    41,605,691     4,873,757
                                                                         ------------  ---------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                          $     61,548  $ 1,400,398,415  $349,984,488  $ 10,126,647
                                                                         ============  ===============  ============  ============

See accompanying notes.

                                                                                               DELAWARE          DELAWARE
                                                                             DELAWARE             VIP               VIP
                                                                                VIP          INTERNATIONAL     LIMITED-TERM
                                                                               HIGH              VALUE          DIVERSIFIED
                                                                               YIELD            EQUITY            INCOME
                                                                              SERVICE          STANDARD          STANDARD
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $   319,535,835   $       334,606   $            --
Changes From Operations:
 - Net investment income (loss)                                                20,279,755              (552)               --
 - Net realized gain (loss) on investments                                      9,904,365           (33,662)               --
 - Net change in unrealized appreciation or depreciation on investments       (26,780,195)          (12,755)               --
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                      3,403,925           (46,969)               --
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           3,045,859             1,328                --
 - Contract withdrawals and transfers to annuity reserves                     (31,921,966)          (58,144)               --
 - Contract transfers                                                         (50,268,646)           (8,299)               --
                                                                          ---------------   ---------------   ---------------
                                                                              (79,144,753)          (65,115)               --
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                               (54,704)               --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                       1,182                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                  (53,522)               --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             (79,198,275)          (65,115)               --
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (75,794,350)         (112,084)               --
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                               243,741,485           222,522                --
Changes From Operations:
 - Net investment income (loss)                                                17,136,312             2,692                89
 - Net realized gain (loss) on investments                                      4,278,966           (24,620)               --
 - Net change in unrealized appreciation or depreciation on investments        13,772,312            50,860              (164)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     35,187,590            28,932               (75)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           2,652,079               111            35,018
 - Contract withdrawals and transfers to annuity reserves                     (29,037,193)          (33,578)           (1,064)
 - Contract transfers                                                          (3,539,710)           (3,505)           43,100
                                                                          ---------------   ---------------   ---------------
                                                                              (29,924,824)          (36,972)           77,054
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                               (17,094)               --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                      (9,042)               --                --
                                                                          ---------------   ---------------   ---------------
                                                                                  (26,136)               --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             (29,950,960)          (36,972)           77,054
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         5,236,630            (8,040)           76,979
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $   248,978,115   $       214,482   $        76,979
                                                                          ===============   ===============   ===============

                                                                             DELAWARE
                                                                                VIP
                                                                           LIMITED-TERM
                                                                            DIVERSIFIED        DELAWARE          DELAWARE
                                                                              INCOME           VIP REIT          VIP REIT
                                                                              SERVICE          STANDARD           SERVICE
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $   658,386,518   $     5,329,560   $   110,546,563
Changes From Operations:
 - Net investment income (loss)                                                 2,120,776             9,320          (379,609)
 - Net realized gain (loss) on investments                                     13,536,486          (332,861)       (6,584,392)
 - Net change in unrealized appreciation or depreciation on investments        (7,161,332)          774,774        16,579,762
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                      8,495,930           451,233         9,615,761
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                         122,269,345            64,624        13,525,508
 - Contract withdrawals and transfers to annuity reserves                     (55,876,140)       (1,086,010)      (15,280,146)
 - Contract transfers                                                         178,141,328           (81,934)        6,495,621
                                                                          ---------------   ---------------   ---------------
                                                                              244,534,533        (1,103,320)        4,740,983
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                               (39,919)          (17,344)          (30,092)
 - Receipt (reimbursement) of mortality guarantee adjustments                         670               306               955
                                                                          ---------------   ---------------   ---------------
                                                                                  (39,249)          (17,038)          (29,137)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             244,495,284        (1,120,358)        4,711,846
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       252,991,214          (669,125)       14,327,607
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                               911,377,732         4,660,435       124,874,170
Changes From Operations:
 - Net investment income (loss)                                                   987,037             7,182          (591,851)
 - Net realized gain (loss) on investments                                      9,379,110           (63,995)         (559,526)
 - Net change in unrealized appreciation or depreciation on investments           547,662           730,412        19,474,743
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     10,913,809           673,599        18,323,366
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                         107,274,973             3,122         8,988,071
 - Contract withdrawals and transfers to annuity reserves                     (83,298,604)         (730,658)      (14,769,321)
 - Contract transfers                                                         152,531,699          (232,608)       13,685,304
                                                                          ---------------   ---------------   ---------------
                                                                              176,508,068          (960,144)        7,904,054
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --             5,327
 - Annuity Payments                                                                (9,704)          (18,050)          (35,337)
 - Receipt (reimbursement) of mortality guarantee adjustments                        (713)              (95)            1,764
                                                                          ---------------   ---------------   ---------------
                                                                                  (10,417)          (18,145)          (28,246)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             176,497,651          (978,289)        7,875,808
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       187,411,460          (304,690)       26,199,174
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $ 1,098,789,192   $     4,355,745   $   151,073,344
                                                                          ===============   ===============   ===============

                                                                             DELAWARE          DELAWARE          DELAWARE
                                                                                VIP               VIP               VIP
                                                                             SMALL CAP         SMALL CAP         SMID CAP
                                                                               VALUE             VALUE            GROWTH
                                                                             STANDARD           SERVICE          STANDARD
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $     9,531,790   $   309,429,689   $     9,442,351
Changes From Operations:
 - Net investment income (loss)                                                   (76,396)       (4,390,145)          (40,123)
 - Net realized gain (loss) on investments                                        541,789         8,456,944           613,333
 - Net change in unrealized appreciation or depreciation on investments          (692,606)      (14,151,810)           72,008
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                       (227,213)      (10,085,011)          645,218
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              20,054        44,932,142            29,289
 - Contract withdrawals and transfers to annuity reserves                      (1,409,337)      (30,159,392)       (1,622,533)
 - Contract transfers                                                            (387,380)        9,389,354            44,081
                                                                          ---------------   ---------------   ---------------
                                                                               (1,776,663)       24,162,104        (1,549,163)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --             8,501                --
 - Annuity Payments                                                                (1,054)          (15,402)           (7,876)
 - Receipt (reimbursement) of mortality guarantee adjustments                          58            (1,677)            2,314
                                                                          ---------------   ---------------   ---------------
                                                                                     (996)           (8,578)           (5,562)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              (1,777,659)       24,153,526        (1,554,725)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (2,004,872)       14,068,515          (909,507)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                 7,526,918       323,498,204         8,532,844
Changes From Operations:
 - Net investment income (loss)                                                   (60,862)       (4,547,877)         (101,486)
 - Net realized gain (loss) on investments                                        904,692        34,967,735           821,766
 - Net change in unrealized appreciation or depreciation on investments            30,824         6,641,772            91,764
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                        874,654        37,061,630           812,044
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              24,055        27,529,067            43,190
 - Contract withdrawals and transfers to annuity reserves                        (878,796)      (30,636,556)       (1,296,727)
 - Contract transfers                                                            (436,957)      (32,033,254)         (254,015)
                                                                          ---------------   ---------------   ---------------
                                                                               (1,291,698)      (35,140,743)       (1,507,552)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                (1,090)          (15,381)           (2,153)
 - Receipt (reimbursement) of mortality guarantee adjustments                          47               203           (35,840)
                                                                          ---------------   ---------------   ---------------
                                                                                   (1,043)          (15,178)          (37,993)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              (1,292,741)      (35,155,921)       (1,545,545)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (418,087)        1,905,709          (733,501)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $     7,108,831   $   325,403,913   $     7,799,343
                                                                          ===============   ===============   ===============

                                                                           DELAWARE
                                                                              VIP         DELAWARE       DELAWARE       DELAWARE
                                                                           SMID CAP       VIP U.S.          VIP            VIP
                                                                            GROWTH         GROWTH          VALUE          VALUE
                                                                            SERVICE        SERVICE       STANDARD        SERVICE
                                                                             CLASS          CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  84,963,927  $ 124,714,441  $   6,281,230  $ 125,406,966
Changes From Operations:
 - Net investment income (loss)                                               (957,085)    (2,073,828)        34,770         45,065
 - Net realized gain (loss) on investments                                   7,814,691      5,683,046          9,319       (503,217)
 - Net change in unrealized appreciation or depreciation on investments     (3,042,981)     5,969,562        414,586     10,437,986
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                   3,814,625      9,578,780        458,675      9,979,834
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       17,567,376     40,912,369         35,511     13,772,051
 - Contract withdrawals and transfers to annuity reserves                  (13,127,352)   (10,378,226)    (1,077,012)   (12,874,459)
 - Contract transfers                                                       22,397,234     67,747,707        116,257     17,780,260
                                                                         -------------  -------------  -------------  -------------
                                                                            26,837,258     98,281,850       (925,244)    18,677,852
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --             --             --
 - Annuity Payments                                                             (4,241)        (2,568)        (5,169)        (2,006)
 - Receipt (reimbursement) of mortality guarantee adjustments                       23            961          2,013             16
                                                                         -------------  -------------  -------------  -------------
                                                                                (4,218)        (1,607)        (3,156)        (1,990)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                           26,833,040     98,280,243       (928,400)    18,675,862
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     30,647,665    107,859,023       (469,725)    28,655,696
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                            115,611,592    232,573,464      5,811,505    154,062,662
Changes From Operations:
 - Net investment income (loss)                                             (2,440,138)    (3,041,360)        46,265        494,661
 - Net realized gain (loss) on investments                                  11,159,358     11,486,369        127,953      3,984,869
 - Net change in unrealized appreciation or depreciation on investments         87,514     24,521,265        536,788     15,708,773
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                   8,806,734     32,966,274        711,006     20,188,303
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       18,274,788     20,679,017        192,987     10,769,652
 - Contract withdrawals and transfers to annuity reserves                  (14,408,778)   (16,556,917)      (632,026)   (17,078,635)
 - Contract transfers                                                        3,826,089      6,477,986       (328,729)    16,574,554
                                                                         -------------  -------------  -------------  -------------
                                                                             7,692,099     10,600,086       (767,768)    10,265,571
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --             --          5,315
 - Annuity Payments                                                              1,824         (1,181)        (3,826)        (3,953)
 - Receipt (reimbursement) of mortality guarantee adjustments                   (2,415)        (8,819)       (15,577)        (3,937)
                                                                         -------------  -------------  -------------  -------------
                                                                                  (591)       (10,000)       (19,403)        (2,575)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                            7,691,508     10,590,086       (787,171)    10,262,996
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     16,498,242     43,556,360        (76,165)    30,451,299
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $ 132,109,834  $ 276,129,824  $   5,735,340  $ 184,513,961
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                                DWS               DWS               DWS
                                                                            ALTERNATIVE       ALTERNATIVE         EQUITY
                                                                               ASSET             ASSET              500
                                                                            ALLOCATION        ALLOCATION           INDEX
                                                                                VIP               VIP               VIP
                                                                              CLASS A           CLASS B           CLASS A
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $            --   $    18,687,740   $    24,773,760
Changes From Operations:
 - Net investment income (loss)                                                        --          (213,166)           43,476
 - Net realized gain (loss) on investments                                             --           182,805           781,428
 - Net change in unrealized appreciation or depreciation on investments                --        (1,684,536)         (769,403)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        --        (1,714,897)           55,501
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                                  --        11,937,746           135,095
 - Contract withdrawals and transfers to annuity reserves                              --        (1,727,142)       (4,876,480)
 - Contract transfers                                                                  --        10,781,588        (1,661,825)
                                                                          ---------------   ---------------   ---------------
                                                                                       --        20,992,192        (6,403,210)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --           (20,266)
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --             6,434
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --           (13,832)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                 --        20,992,192        (6,417,042)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                --        19,277,295        (6,361,541)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                        --        37,965,035        18,412,219
Changes From Operations:
 - Net investment income (loss)                                                       (84)          640,047            51,268
 - Net realized gain (loss) on investments                                             13           437,633           638,697
 - Net change in unrealized appreciation or depreciation on investments               826         1,993,716         1,837,295
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       755         3,071,396         2,527,260
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              39,400         5,636,709           169,137
 - Contract withdrawals and transfers to annuity reserves                            (236)       (3,269,757)       (2,408,414)
 - Contract transfers                                                               1,259         5,483,680           (16,877)
                                                                          ---------------   ---------------   ---------------
                                                                                   40,423         7,850,632        (2,256,154)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --            (4,788)
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --           (91,123)
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --           (95,911)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                  40,423         7,850,632        (2,352,065)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            41,178        10,922,028           175,195
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $        41,178   $    48,887,063   $    18,587,414
                                                                          ===============   ===============   ===============

                                                                            DWS EQUITY         DWS SMALL         DWS SMALL
                                                                             500 INDEX         CAP INDEX         CAP INDEX
                                                                                VIP               VIP               VIP
                                                                              CLASS B           CLASS A           CLASS B
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $    35,007,227   $     7,149,169   $    16,421,906
Changes From Operations:
 - Net investment income (loss)                                                   (80,292)          (41,732)         (145,847)
 - Net realized gain (loss) on investments                                      1,028,584            70,965           (19,596)
 - Net change in unrealized appreciation or depreciation on investments          (858,781)         (366,572)         (663,908)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    89,511          (337,339)         (829,351)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                             168,098           111,171           150,989
 - Contract withdrawals and transfers to annuity reserves                      (3,332,191)       (1,698,282)       (2,011,655)
 - Contract transfers                                                          (6,063,479)         (221,101)       (1,389,826)
                                                                          ---------------   ---------------   ---------------
                                                                               (9,227,572)       (1,808,212)       (3,250,492)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                (2,931)             (216)          (10,085)
 - Receipt (reimbursement) of mortality guarantee adjustments                          93                --                 2
                                                                          ---------------   ---------------   ---------------
                                                                                   (2,838)             (216)          (10,083)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (9,230,410)       (1,808,428)       (3,260,575)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (9,140,899)       (2,145,767)       (4,089,926)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                25,866,328         5,003,402        12,331,980
Changes From Operations:
 - Net investment income (loss)                                                   (45,876)          (33,542)         (115,167)
 - Net realized gain (loss) on investments                                      1,298,076            95,948           135,978
 - Net change in unrealized appreciation or depreciation on investments         2,106,581           614,507         1,578,014
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 3,358,781           676,913         1,598,825
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              97,858            42,888            55,192
 - Contract withdrawals and transfers to annuity reserves                      (3,464,499)         (843,519)       (1,739,595)
 - Contract transfers                                                          (1,424,021)         (206,926)       (1,108,392)
                                                                          ---------------   ---------------   ---------------
                                                                               (4,790,662)       (1,007,557)       (2,792,795)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                (3,045)               --            (9,623)
 - Receipt (reimbursement) of mortality guarantee adjustments                          52                --                (2)
                                                                          ---------------   ---------------   ---------------
                                                                                   (2,993)               --            (9,625)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              (4,793,655)       (1,007,557)       (2,802,420)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (1,434,874)         (330,644)       (1,203,595)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $    24,431,454   $     4,672,758   $    11,128,385
                                                                          ===============   ===============   ===============

                                                                                               FIDELITY          FIDELITY
                                                                             FIDELITY             VIP               VIP
                                                                                VIP             EQUITY-           EQUITY-
                                                                            CONTRAFUND          INCOME            INCOME
                                                                              SERVICE           INITIAL           SERVICE
                                                                              CLASS 2            CLASS            CLASS 2
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $   938,786,812   $     6,992,880   $    45,488,308
Changes From Operations:
 - Net investment income (loss)                                                (7,810,940)           61,391           196,289
 - Net realized gain (loss) on investments                                     (2,485,974)         (211,317)       (1,684,158)
 - Net change in unrealized appreciation or depreciation on investments       (31,128,712)          142,203         1,242,128
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                    (41,425,626)           (7,723)         (245,741)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                         102,829,278            53,958            98,857
 - Contract withdrawals and transfers to annuity reserves                     (79,249,154)       (1,040,419)       (6,943,111)
 - Contract transfers                                                          (8,508,412)         (141,967)       (2,793,134)
                                                                          ---------------   ---------------   ---------------
                                                                               15,071,712        (1,128,428)       (9,637,388)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         9,923                --            19,163
 - Annuity Payments                                                               (12,813)           (3,055)          (14,175)
 - Receipt (reimbursement) of mortality guarantee adjustments                      (1,762)            1,514                98
                                                                          ---------------   ---------------   ---------------
                                                                                   (4,652)           (1,541)            5,086
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              15,067,060        (1,129,969)       (9,632,302)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (26,358,566)       (1,137,692)       (9,878,043)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                               912,428,246         5,855,188        35,610,265
Changes From Operations:
 - Net investment income (loss)                                                (5,278,177)          100,734           382,516
 - Net realized gain (loss) on investments                                      9,132,422           276,103         1,269,072
 - Net change in unrealized appreciation or depreciation on investments       124,403,825           503,124         3,307,947
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                    128,258,070           879,961         4,959,535
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          58,829,969           226,358           209,497
 - Contract withdrawals and transfers to annuity reserves                     (85,350,182)         (594,901)       (5,349,557)
 - Contract transfers                                                         (31,410,933)         (314,736)       (2,321,251)
                                                                          ---------------   ---------------   ---------------
                                                                              (57,931,146)         (683,279)       (7,461,311)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                               (29,781)           (1,557)          (16,874)
 - Receipt (reimbursement) of mortality guarantee adjustments                      (1,581)          (14,660)               (2)
                                                                          ---------------   ---------------   ---------------
                                                                                  (31,362)          (16,217)          (16,876)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             (57,962,508)         (699,496)       (7,478,187)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        70,295,562           180,465        (2,518,652)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $   982,723,808   $     6,035,653   $    33,091,613
                                                                          ===============   ===============   ===============

                                                                           FIDELITY       FIDELITY       FIDELITY       FIDELITY
                                                                              VIP            VIP          VIP MID          VIP
                                                                            GROWTH         GROWTH           CAP         OVERSEAS
                                                                            INITIAL        SERVICE        SERVICE        INITIAL
                                                                             CLASS         CLASS 2        CLASS 2         CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   5,652,969  $  72,730,755  $ 403,627,732  $   2,285,225
Changes From Operations:
 - Net investment income (loss)                                                (58,103)    (1,600,709)    (7,012,068)        (1,871)
 - Net realized gain (loss) on investments                                    (105,900)     2,858,635      6,665,242        (27,627)
 - Net change in unrealized appreciation or depreciation on investments        127,949     (5,560,630)   (57,531,357)      (361,969)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (36,054)    (4,302,704)   (57,878,183)      (391,467)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                            6,659     22,888,645     82,510,677          5,240
 - Contract withdrawals and transfers to annuity reserves                     (813,463)    (8,557,557)   (29,572,157)      (198,085)
 - Contract transfers                                                          (28,407)    30,106,411     27,499,124         (4,075)
                                                                         -------------  -------------  -------------  -------------
                                                                              (835,211)    44,437,499     80,437,644       (196,920)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --         16,426          9,875             --
 - Annuity Payments                                                            (11,026)        (2,669)       (19,151)       (12,650)
 - Receipt (reimbursement) of mortality guarantee adjustments                    4,628             (1)             5          4,567
                                                                         -------------  -------------  -------------  -------------
                                                                                (6,398)        13,756         (9,271)        (8,083)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (841,609)    44,451,255     80,428,373       (205,003)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (877,663)    40,148,551     22,550,190       (596,470)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              4,775,306    112,879,306    426,177,922      1,688,755
Changes From Operations:
 - Net investment income (loss)                                                (41,365)    (1,486,457)    (5,953,961)         5,744
 - Net realized gain (loss) on investments                                     (13,207)     3,754,938     44,128,245        (76,279)
 - Net change in unrealized appreciation or depreciation on investments        677,110      9,628,049     15,875,470        353,914
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                622,538     11,896,530     54,049,754        283,379
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           33,925      8,208,415     39,403,156          2,191
 - Contract withdrawals and transfers to annuity reserves                     (534,331)    (9,905,125)   (32,858,670)      (267,619)
 - Contract transfers                                                         (138,094)     5,298,526     (7,615,077)       (93,780)
                                                                         -------------  -------------  -------------  -------------
                                                                              (638,500)     3,601,816     (1,070,591)      (359,208)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --             --             --
 - Annuity Payments                                                             (1,607)        (4,466)       (34,040)            69
 - Receipt (reimbursement) of mortality guarantee adjustments                  (63,740)        (1,510)        (1,934)       (69,895)
                                                                         -------------  -------------  -------------  -------------
                                                                               (65,347)        (5,976)       (35,974)       (69,826)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (703,847)     3,595,840     (1,106,565)      (429,034)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (81,309)    15,492,370     52,943,189       (145,655)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   4,693,997  $ 128,371,676  $ 479,121,111  $   1,543,100
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                                                                  FTVIPT
                                                                                                                 FRANKLIN
                                                                             FIDELITY           FTVIPT           SMALL-MID
                                                                                VIP            FRANKLIN             CAP
                                                                             OVERSEAS           INCOME            GROWTH
                                                                              SERVICE         SECURITIES        SECURITIES
                                                                              CLASS 2           CLASS 2           CLASS 2
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $    87,005,111   $   498,814,149   $   115,470,893
Changes From Operations:
 - Net investment income (loss)                                                  (412,099)       21,357,376        (1,837,561)
 - Net realized gain (loss) on investments                                     (1,056,254)         (949,065)        4,236,784
 - Net change in unrealized appreciation or depreciation on investments       (15,556,957)      (16,796,673)      (10,187,403)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                    (17,025,310)        3,611,638        (7,788,180)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           6,849,277        57,284,645        10,168,717
 - Contract withdrawals and transfers to annuity reserves                      (8,515,971)      (41,865,894)      (10,971,575)
 - Contract transfers                                                           5,225,899        12,222,114        (7,314,202)
                                                                          ---------------   ---------------   ---------------
                                                                                3,559,205        27,640,865        (8,117,060)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                        30,114                --                --
 - Annuity Payments                                                               (14,375)           (2,510)           (2,682)
 - Receipt (reimbursement) of mortality guarantee adjustments                         666                 1               353
                                                                          ---------------   ---------------   ---------------
                                                                                   16,405            (2,509)           (2,329)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                               3,575,610        27,638,356        (8,119,389)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (13,449,700)       31,249,994       (15,907,569)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                73,555,411       530,064,143        99,563,324
Changes From Operations:
 - Net investment income (loss)                                                   (41,703)       27,812,032        (1,663,792)
 - Net realized gain (loss) on investments                                     (2,435,621)         (465,253)        9,975,629
 - Net change in unrealized appreciation or depreciation on investments        14,662,529        30,905,011           327,046
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     12,185,205        58,251,790         8,638,883
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           1,075,663        34,952,592         1,572,129
 - Contract withdrawals and transfers to annuity reserves                      (8,036,013)      (52,149,213)      (10,227,167)
 - Contract transfers                                                          (8,642,448)       16,217,159        (4,080,093)
                                                                          ---------------   ---------------   ---------------
                                                                              (15,602,798)         (979,462)      (12,735,131)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --             5,236                --
 - Annuity Payments                                                               (15,587)           (4,905)           (2,253)
 - Receipt (reimbursement) of mortality guarantee adjustments                      (5,919)           (1,019)              490
                                                                          ---------------   ---------------   ---------------
                                                                                  (21,506)             (688)           (1,763)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             (15,624,304)         (980,150)      (12,736,894)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (3,439,099)       57,271,640        (4,098,011)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $    70,116,312   $   587,335,783   $    95,465,313
                                                                          ===============   ===============   ===============

                                                                                                FTVIPT
                                                                              FTVIPT           TEMPLETON          FTVIPT
                                                                              MUTUAL            GLOBAL           TEMPLETON
                                                                              SHARES             BOND             GROWTH
                                                                            SECURITIES        SECURITIES        SECURITIES
                                                                              CLASS 2           CLASS 2           CLASS 2
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $   509,112,460   $   663,735,354   $    63,340,595
Changes From Operations:
 - Net investment income (loss)                                                 6,862,193        26,228,079          (177,051)
 - Net realized gain (loss) on investments                                        (58,277)       20,307,089        (2,726,959)
 - Net change in unrealized appreciation or depreciation on investments       (19,569,982)      (60,005,090)       (1,496,334)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                    (12,766,066)      (13,469,922)       (4,400,344)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          71,018,967         4,981,405           293,764
 - Contract withdrawals and transfers to annuity reserves                     (32,776,574)      (57,545,697)       (8,259,686)
 - Contract transfers                                                          80,492,641       (23,077,024)       (2,857,944)
                                                                          ---------------   ---------------   ---------------
                                                                              118,735,034       (75,641,316)      (10,823,866)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --             9,837                --
 - Annuity Payments                                                                (4,874)             (800)           (8,207)
 - Receipt (reimbursement) of mortality guarantee adjustments                          17                --               306
                                                                          ---------------   ---------------   ---------------
                                                                                   (4,857)            9,037            (7,901)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             118,730,177       (75,632,279)      (10,831,767)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       105,964,111       (89,102,201)      (15,232,111)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                               615,076,571       574,633,153        48,108,484
Changes From Operations:
 - Net investment income (loss)                                                 5,990,660        27,602,264           183,578
 - Net realized gain (loss) on investments                                      5,186,353        10,756,376        (2,257,608)
 - Net change in unrealized appreciation or depreciation on investments        71,086,582        32,450,476        10,377,900
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     82,263,595        70,809,116         8,303,870
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          43,229,845         3,426,346           195,330
 - Contract withdrawals and transfers to annuity reserves                     (44,620,207)      (59,102,349)       (6,585,601)
 - Contract transfers                                                          18,934,561       (21,556,431)       (3,279,789)
                                                                          ---------------   ---------------   ---------------
                                                                               17,544,199       (77,232,434)       (9,670,060)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                               (20,831)           (2,016)           (7,886)
 - Receipt (reimbursement) of mortality guarantee adjustments                      (1,871)           (2,489)              270
                                                                          ---------------   ---------------   ---------------
                                                                                  (22,702)           (4,505)           (7,616)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              17,521,497       (77,236,939)       (9,677,676)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        99,785,092        (6,427,823)       (1,373,806)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $   714,861,663   $   568,205,330   $    46,734,678
                                                                          ===============   ===============   ===============

                                                                              GOLDMAN
                                                                             SACHS VIT
                                                                               LARGE
                                                                             CAP VALUE        HUNTINGTON        HUNTINGTON
                                                                              SERVICE             VA            VA DIVIDEND
                                                                               CLASS           BALANCED           CAPTURE
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $    94,298,079   $            --   $            --
Changes From Operations:
 - Net investment income (loss)                                                   515,464             3,902            10,317
 - Net realized gain (loss) on investments                                        356,193            (1,337)              436
 - Net change in unrealized appreciation or depreciation on investments       (13,058,136)           (8,993)              641
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                    (12,186,479)           (6,428)           11,394
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          18,208,680           920,658           358,923
 - Contract withdrawals and transfers to annuity reserves                      (5,193,695)           (6,892)           (1,989)
 - Contract transfers                                                          61,595,540            32,251           (50,388)
                                                                          ---------------   ---------------   ---------------
                                                                               74,610,525           946,017           306,546
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              74,610,525           946,017           306,546
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        62,424,046           939,589           317,940
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                               156,722,125           939,589           317,940
Changes From Operations:
 - Net investment income (loss)                                                   260,785             4,487            31,427
 - Net realized gain (loss) on investments                                      6,100,367            19,371             6,798
 - Net change in unrealized appreciation or depreciation on investments        20,158,196            98,872            24,903
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     26,519,348           122,730            63,128
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           1,637,385         1,319,509           473,657
 - Contract withdrawals and transfers to annuity reserves                      (8,060,114)         (105,254)          (24,663)
 - Contract transfers                                                         (16,453,857)          449,577           313,192
                                                                          ---------------   ---------------   ---------------
                                                                              (22,876,586)        1,663,832           762,186
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             (22,876,586)        1,663,832           762,186
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         3,642,762         1,786,562           825,314
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $   160,364,887   $     2,726,151   $     1,143,254
                                                                          ===============   ===============   ===============

                                                                            INVESCO        INVESCO
                                                                             V.I.           V.I.          INVESCO        INVESCO
                                                                            CAPITAL        CAPITAL       V.I. CORE      V.I. CORE
                                                                         APPRECIATION   APPRECIATION      EQUITY         EQUITY
                                                                           SERIES I       SERIES II      SERIES I       SERIES II
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   3,167,577  $   1,684,412  $  10,646,779  $   3,809,067
Changes From Operations:
 - Net investment income (loss)                                                (36,914)       (24,376)       (54,798)       (27,047)
 - Net realized gain (loss) on investments                                     (55,948)       (24,631)       194,507        109,790
 - Net change in unrealized appreciation or depreciation on investments       (157,836)       (82,755)      (238,416)      (114,367)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (250,698)      (131,762)       (98,707)       (31,624)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                            8,994            641         55,838         20,458
 - Contract withdrawals and transfers to annuity reserves                     (410,178)      (208,327)    (1,412,126)      (461,463)
 - Contract transfers                                                          (64,001)      (125,377)      (300,881)      (383,968)
                                                                         -------------  -------------  -------------  -------------
                                                                              (465,185)      (333,063)    (1,657,169)      (824,973)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --             --             --
 - Annuity Payments                                                             (1,160)            --         (1,109)            --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --            327             --
                                                                         -------------  -------------  -------------  -------------
                                                                                (1,160)            --           (782)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (466,345)      (333,063)    (1,657,951)      (824,973)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (717,043)      (464,825)    (1,756,658)      (856,597)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              2,450,534      1,219,587      8,890,121      2,952,470
Changes From Operations:
 - Net investment income (loss)                                                (12,354)        (6,955)       (46,731)       (21,264)
 - Net realized gain (loss) on investments                                    (130,100)           974        279,567        137,647
 - Net change in unrealized appreciation or depreciation on investments        504,808        183,384        810,845        195,759
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                362,354        177,403      1,043,681        312,142
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                            4,982            655         95,109          2,184
 - Contract withdrawals and transfers to annuity reserves                      (89,514)       (46,152)    (1,397,149)      (885,626)
 - Contract transfers                                                       (2,728,264)    (1,351,493)      (357,850)       (61,204)
                                                                         -------------  -------------  -------------  -------------
                                                                            (2,812,796)    (1,396,990)    (1,659,890)      (944,646)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --             --             --
 - Annuity Payments                                                                (92)            --         (1,119)            --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --            491             --
                                                                         -------------  -------------  -------------  -------------
                                                                                   (92)            --           (628)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (2,812,888)    (1,396,990)    (1,660,518)      (944,646)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (2,450,534)    (1,219,587)      (616,837)      (632,504)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $          --  $          --  $   8,273,284  $   2,319,966
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                                                                  INVESCO
                                                                              INVESCO           INVESCO         VAN KAMPEN
                                                                               V.I.              V.I.              V.I.
                                                                           INTERNATIONAL     INTERNATIONAL       AMERICAN
                                                                              GROWTH            GROWTH           FRANCHISE
                                                                             SERIES I          SERIES II         SERIES I
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $     3,840,873   $     3,412,347   $            --
Changes From Operations:
 - Net investment income (loss)                                                     3,934           (11,691)               --
 - Net realized gain (loss) on investments                                        273,313           176,075                --
 - Net change in unrealized appreciation or depreciation on investments          (569,709)         (410,566)               --
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                       (292,462)         (246,182)               --
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                               2,562            17,783                --
 - Contract withdrawals and transfers to annuity reserves                        (532,477)         (458,189)               --
 - Contract transfers                                                            (217,048)         (148,433)               --
                                                                          ---------------   ---------------   ---------------
                                                                                 (746,963)         (588,839)               --
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                (746,963)         (588,839)               --
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (1,039,425)         (835,021)               --
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                 2,801,448         2,577,326                --
Changes From Operations:
 - Net investment income (loss)                                                      (630)           (9,603)          (24,062)
 - Net realized gain (loss) on investments                                        132,231           212,541           (12,059)
 - Net change in unrealized appreciation or depreciation on investments           234,769           102,328           (62,489)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                        366,370           305,266           (98,610)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                                 923            15,765             1,640
 - Contract withdrawals and transfers to annuity reserves                        (292,720)         (723,962)         (168,455)
 - Contract transfers                                                             (58,594)          (90,028)        2,713,859
                                                                          ---------------   ---------------   ---------------
                                                                                 (350,391)         (798,225)        2,547,044
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                (350,391)         (798,225)        2,547,044
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            15,979          (492,959)        2,448,434
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $     2,817,427   $     2,084,367   $     2,448,434
                                                                          ===============   ===============   ===============

                                                                              INVESCO            JANUS             JANUS
                                                                            VAN KAMPEN           ASPEN             ASPEN
                                                                               V.I.             SERIES            SERIES
                                                                             AMERICAN          BALANCED         ENTERPRISE
                                                                             FRANCHISE          SERVICE           SERVICE
                                                                             SERIES II           CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $            --   $    23,906,019   $     8,185,966
Changes From Operations:
 - Net investment income (loss)                                                        --           121,027          (118,002)
 - Net realized gain (loss) on investments                                             --         1,644,097           588,199
 - Net change in unrealized appreciation or depreciation on investments                --        (1,826,498)         (679,083)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                             --           (61,374)         (208,886)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                                  --           135,326            36,694
 - Contract withdrawals and transfers to annuity reserves                              --        (3,309,546)       (1,033,712)
 - Contract transfers                                                                  --          (731,998)         (468,808)
                                                                          ---------------   ---------------   ---------------
                                                                                       --        (3,906,218)       (1,465,826)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --           (27,285)               --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                71                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --           (27,214)               --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                      --        (3,933,432)       (1,465,826)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                --        (3,994,806)       (1,674,712)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                        --        19,911,213         6,511,254
Changes From Operations:
 - Net investment income (loss)                                                   (13,101)          160,785          (100,928)
 - Net realized gain (loss) on investments                                        (14,483)        1,898,547           628,314
 - Net change in unrealized appreciation or depreciation on investments           (30,969)           36,611           374,982
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                        (58,553)        2,095,943           902,368
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              21,223           172,242            32,216
 - Contract withdrawals and transfers to annuity reserves                        (142,891)       (3,335,804)         (934,396)
 - Contract transfers                                                           1,341,039        (1,243,640)         (722,504)
                                                                          ---------------   ---------------   ---------------
                                                                                1,219,371        (4,407,202)       (1,624,684)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --           (26,122)               --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --               (51)               --
                                                                          ---------------   ---------------   ---------------
                                                                                       --           (26,173)               --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                               1,219,371        (4,433,375)       (1,624,684)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,160,818        (2,337,432)         (722,316)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $     1,160,818   $    17,573,781   $     5,788,938
                                                                          ===============   ===============   ===============

                                                                               JANUS             LVIP              LVIP
                                                                               ASPEN           AMERICAN          AMERICAN
                                                                              SERIES           BALANCED           GLOBAL
                                                                             WORLDWIDE        ALLOCATION          GROWTH
                                                                              SERVICE          STANDARD           SERVICE
                                                                               CLASS             CLASS           CLASS II
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $     1,893,080   $            --   $     2,669,105
Changes From Operations:
 - Net investment income (loss)                                                   (17,166)               --          (328,918)
 - Net realized gain (loss) on investments                                         52,781                --          (135,138)
 - Net change in unrealized appreciation or depreciation on investments          (243,812)               --        (2,838,602)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                       (208,197)               --        (3,302,658)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              27,322                --        27,977,482
 - Contract withdrawals and transfers to annuity reserves                        (615,335)               --          (564,979)
 - Contract transfers                                                             (51,085)               --         6,244,272
                                                                          ---------------   ---------------   ---------------
                                                                                 (639,098)               --        33,656,775
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                  (146)               --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                     (146)               --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                (639,244)               --        33,656,775
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (847,441)               --        30,354,117
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                 1,045,639                --        33,023,222
Changes From Operations:
 - Net investment income (loss)                                                    (8,608)            2,592          (312,581)
 - Net realized gain (loss) on investments                                         13,135               128           267,586
 - Net change in unrealized appreciation or depreciation on investments           170,299             6,583         7,774,419
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                        174,826             9,303         7,729,424
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                               2,585           100,000        11,047,881
 - Contract withdrawals and transfers to annuity reserves                        (210,312)             (526)       (1,992,952)
 - Contract transfers                                                              (5,391)               --         2,379,094
                                                                          ---------------   ---------------   ---------------
                                                                                 (213,118)           99,474        11,434,023
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                (213,118)           99,474        11,434,023
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (38,292)          108,777        19,163,447
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $     1,007,347   $       108,777   $    52,186,669
                                                                          ===============   ===============   ===============

                                                                             LVIP
                                                                           AMERICAN         LVIP
                                                                            GLOBAL        AMERICAN         LVIP           LVIP
                                                                             SMALL         GROWTH        AMERICAN       AMERICAN
                                                                         CAPITALIZATION  ALLOCATION       GROWTH      GROWTH-INCOME
                                                                            SERVICE       STANDARD        SERVICE        SERVICE
                                                                           CLASS II         CLASS        CLASS II       CLASS II
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   3,475,601  $          --  $  12,501,693  $   8,707,074
Changes From Operations:
 - Net investment income (loss)                                               (212,321)            --     (1,296,500)      (916,162)
 - Net realized gain (loss) on investments                                    (285,829)            --       (434,250)      (351,302)
 - Net change in unrealized appreciation or depreciation on investments     (5,574,652)            --     (6,913,845)    (1,744,897)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                  (6,072,802)            --     (8,644,595)    (3,012,361)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       27,917,282             --    108,409,651     79,895,027
 - Contract withdrawals and transfers to annuity reserves                     (818,211)            --     (2,289,686)    (2,034,646)
 - Contract transfers                                                        9,751,983             --     23,327,982     16,740,767
                                                                         -------------  -------------  -------------  -------------
                                                                            36,851,054             --    129,447,947     94,601,148
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --             --             --
 - Annuity Payments                                                                 --             --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                           36,851,054             --    129,447,947     94,601,148
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     30,778,252             --    120,803,352     91,588,787
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             34,253,853             --    133,305,045    100,295,861
Changes From Operations:
 - Net investment income (loss)                                               (311,586)         7,099     (2,851,241)      (755,473)
 - Net realized gain (loss) on investments                                    (244,212)           141      1,738,899      1,330,655
 - Net change in unrealized appreciation or depreciation on investments      6,723,336          8,826     24,880,051     17,442,364
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                   6,167,538         16,066     23,767,709     18,017,546
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        9,632,908        300,000     54,032,270     39,256,242
 - Contract withdrawals and transfers to annuity reserves                   (1,768,871)        (2,363)    (6,919,792)    (5,216,594)
 - Contract transfers                                                        2,685,918             --       (623,432)     9,365,743
                                                                         -------------  -------------  -------------  -------------
                                                                            10,549,955        297,637     46,489,046     43,405,391
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --             --             --
 - Annuity Payments                                                                 --             --           (449)            --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --           (322)            --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --           (771)            --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                           10,549,955        297,637     46,488,275     43,405,391
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     16,717,493        313,703     70,255,984     61,422,937
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  50,971,346  $     313,703  $ 203,561,029  $ 161,718,798
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                                                                   LVIP
                                                                                                                 BLACKROCK
                                                                                                 LVIP            EMERGING
                                                                               LVIP              BARON            MARKETS
                                                                             AMERICAN           GROWTH             INDEX
                                                                           INTERNATIONAL     OPPORTUNITIES          RPM
                                                                              SERVICE           SERVICE           SERVICE
                                                                             CLASS II            CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $     6,021,912   $    87,917,150   $            --
Changes From Operations:
 - Net investment income (loss)                                                  (654,226)       (1,616,556)               --
 - Net realized gain (loss) on investments                                       (504,857)        5,784,600                --
 - Net change in unrealized appreciation or depreciation on investments        (7,812,923)       (2,743,978)               --
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     (8,972,006)        1,424,066                --
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          59,847,717        16,835,374                --
 - Contract withdrawals and transfers to annuity reserves                      (1,565,184)       (6,109,125)               --
 - Contract transfers                                                          16,599,408          (611,217)               --
                                                                          ---------------   ---------------   ---------------
                                                                               74,881,941        10,115,032                --
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --              (822)               --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                34                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --              (788)               --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              74,881,941        10,114,244                --
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        65,909,935        11,538,310                --
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                71,931,847        99,455,460                --
Changes From Operations:
 - Net investment income (loss)                                                   808,696          (532,111)           36,387
 - Net realized gain (loss) on investments                                       (171,341)       10,296,446              (188)
 - Net change in unrealized appreciation or depreciation on investments        12,853,589         7,237,475           262,378
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     13,490,944        17,001,810           298,577
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          25,340,020         9,645,202         5,821,635
 - Contract withdrawals and transfers to annuity reserves                      (3,832,065)       (8,026,801)           (9,212)
 - Contract transfers                                                           5,544,776         3,676,084         1,203,827
                                                                          ---------------   ---------------   ---------------
                                                                               27,052,731         5,294,485         7,016,250
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --              (844)               --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                28                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --              (816)               --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              27,052,731         5,293,669         7,016,250
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        40,543,675        22,295,479         7,314,827
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $   112,475,522   $   121,750,939   $     7,314,827
                                                                          ===============   ===============   ===============


                                                                               LVIP              LVIP              LVIP
                                                                             BLACKROCK         BLACKROCK         BLACKROCK
                                                                              EQUITY           INFLATION         INFLATION
                                                                             DIVIDEND          PROTECTED         PROTECTED
                                                                                RPM              BOND              BOND
                                                                              SERVICE          STANDARD           SERVICE
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $    27,532,649   $            --   $    14,135,797
Changes From Operations:
 - Net investment income (loss)                                                  (265,802)               --         1,669,731
 - Net realized gain (loss) on investments                                        113,066                --         2,779,448
 - Net change in unrealized appreciation or depreciation on investments        (1,505,449)               --         5,944,686
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     (1,658,185)               --        10,393,865
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           4,091,396                --       103,341,118
 - Contract withdrawals and transfers to annuity reserves                      (2,112,983)               --       (11,621,256)
 - Contract transfers                                                           3,731,494                --       112,702,606
                                                                          ---------------   ---------------   ---------------
                                                                                5,709,907                --       204,422,468
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                               5,709,907                --       204,422,468
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         4,051,722                --       214,816,333
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                31,584,371                --       228,952,130
Changes From Operations:
 - Net investment income (loss)                                                  (430,230)           (1,974)       (5,316,516)
 - Net realized gain (loss) on investments                                        755,133             4,883        10,067,338
 - Net change in unrealized appreciation or depreciation on investments         4,546,632             1,910         7,668,904
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                      4,871,535             4,819        12,419,726
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          21,667,248           299,648        75,201,165
 - Contract withdrawals and transfers to annuity reserves                      (3,046,244)           (6,090)      (27,906,924)
 - Contract transfers                                                          10,920,157            36,203        82,268,164
                                                                          ---------------   ---------------   ---------------
                                                                               29,541,161           329,761       129,562,405
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --              (774)
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --            (1,476)
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --            (2,250)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              29,541,161           329,761       129,560,155
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        34,412,696           334,580       141,979,881
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $    65,997,067   $       334,580   $   370,932,011
                                                                          ===============   ===============   ===============

                                                                                                                   LVIP
                                                                                                 LVIP            COLUMBIA
                                                                                                CLARION          SMALL-MID
                                                                               LVIP             GLOBAL              CAP
                                                                              CAPITAL            REAL             GROWTH
                                                                              GROWTH            ESTATE              RPM
                                                                              SERVICE           SERVICE           SERVICE
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $   144,635,021   $    72,646,063   $    29,442,450
Changes From Operations:
 - Net investment income (loss)                                                (1,746,566)       (1,316,578)         (607,318)
 - Net realized gain (loss) on investments                                      2,882,847         1,377,282         1,087,816
 - Net change in unrealized appreciation or depreciation on investments       (22,197,369)       (8,699,517)       (4,700,882)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                    (21,061,088)       (8,638,813)       (4,220,384)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          25,016,050        12,217,574         7,912,031
 - Contract withdrawals and transfers to annuity reserves                      (7,981,033)       (5,081,449)       (2,589,682)
 - Contract transfers                                                          57,724,102         8,636,160         3,623,672
                                                                          ---------------   ---------------   ---------------
                                                                               74,759,119        15,772,285         8,946,021
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --            (2,560)               --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --               (12)               --
                                                                          ---------------   ---------------   ---------------
                                                                                       --            (2,572)               --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              74,759,119        15,769,713         8,946,021
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        53,698,031         7,130,900         4,725,637
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                               198,333,052        79,776,963        34,168,087
Changes From Operations:
 - Net investment income (loss)                                                (2,640,066)       (1,528,361)         (634,512)
 - Net realized gain (loss) on investments                                      5,895,922         2,583,426           346,435
 - Net change in unrealized appreciation or depreciation on investments        33,984,141        16,792,029         1,790,828
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     37,239,997        17,847,094         1,502,751
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          18,573,032         7,799,982         9,827,387
 - Contract withdrawals and transfers to annuity reserves                     (14,254,869)       (6,757,247)       (3,054,256)
 - Contract transfers                                                          31,428,178        (2,928,216)       (1,739,683)
                                                                          ---------------   ---------------   ---------------
                                                                               35,746,341        (1,885,481)        5,033,448
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --            (2,543)               --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --               (32)               --
                                                                          ---------------   ---------------   ---------------
                                                                                       --            (2,575)               --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              35,746,341        (1,888,056)        5,033,448
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        72,986,338        15,959,038         6,536,199
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $   271,319,390   $    95,736,001   $    40,704,286
                                                                          ===============   ===============   ===============

                                                                                                            LVIP          LVIP
                                                                                                          DELAWARE      DELAWARE
                                                                             LVIP            LVIP        DIVERSIFIED   DIVERSIFIED
                                                                           DELAWARE        DELAWARE       FLOATING      FLOATING
                                                                             BOND            BOND           RATE          RATE
                                                                           STANDARD         SERVICE       STANDARD       SERVICE
                                                                             CLASS           CLASS          CLASS         CLASS
                                                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $ 202,938,969  $ 1,497,358,649  $        --  $  12,318,833
Changes From Operations:
 - Net investment income (loss)                                              2,886,735       32,004,394           --        460,702
 - Net realized gain (loss) on investments                                   9,047,926       57,775,613           --       (118,692)
 - Net change in unrealized appreciation or depreciation on investments     (1,004,659)       7,810,520           --     (3,270,549)
                                                                         -------------  ---------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                  10,930,002       97,590,527           --     (2,928,539)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        1,177,610      282,968,011           --     64,523,702
 - Contract withdrawals and transfers to annuity reserves                  (39,862,940)    (123,434,931)          --     (5,621,156)
 - Contract transfers                                                       (1,101,519)     162,843,361           --     60,887,629
                                                                         -------------  ---------------  -----------  -------------
                                                                           (39,786,849)     322,376,441           --    119,790,175
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                     54,753               --           --             --
 - Annuity Payments                                                            (50,494)         (75,660)          --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                    3,275            6,389           --             --
                                                                         -------------  ---------------  -----------  -------------
                                                                                 7,534          (69,271)          --             --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                          (39,779,315)     322,307,170           --    119,790,175
                                                                         -------------  ---------------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (28,849,313)     419,897,697           --    116,861,636
                                                                         -------------  ---------------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2011                                            174,089,656    1,917,256,346           --    129,180,469
Changes From Operations:
 - Net investment income (loss)                                                392,296        8,288,553          347       (559,629)
 - Net realized gain (loss) on investments                                   6,896,112       65,115,606            4        (74,630)
 - Net change in unrealized appreciation or depreciation on investments        626,259       27,100,605          (61)     3,851,855
                                                                         -------------  ---------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                   7,914,667      100,504,764          290      3,217,596
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        1,482,147      237,026,426       23,221     38,581,940
 - Contract withdrawals and transfers to annuity reserves                  (27,474,359)    (168,618,568)        (647)   (11,211,250)
 - Contract transfers                                                       (3,573,358)     244,085,923       21,391     38,209,045
                                                                         -------------  ---------------  -----------  -------------
                                                                           (29,565,570)     312,493,781       43,965     65,579,735
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --               --           --             --
 - Annuity Payments                                                            (38,673)         (68,081)          --         (6,042)
 - Receipt (reimbursement) of mortality guarantee adjustments                    3,313          (78,224)          --           (348)
                                                                         -------------  ---------------  -----------  -------------
                                                                               (35,360)        (146,305)          --         (6,390)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                          (29,600,930)     312,347,476       43,965     65,573,345
                                                                         -------------  ---------------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (21,686,263)     412,852,240       44,255     68,790,941
                                                                         -------------  ---------------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $ 152,403,393  $ 2,330,108,586  $    44,255  $ 197,971,410
                                                                         =============  ===============  ===========  =============

See accompanying notes.

                                                                               LVIP              LVIP              LVIP
                                                                             DELAWARE          DELAWARE          DELAWARE
                                                                            FOUNDATION        FOUNDATION          GROWTH
                                                                            AGGRESSIVE        AGGRESSIVE            AND
                                                                            ALLOCATION        ALLOCATION          INCOME
                                                                             STANDARD           SERVICE           SERVICE
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $    13,017,473   $    29,667,952   $    35,521,339
Changes From Operations:
 - Net investment income (loss)                                                    35,329            (3,173)         (333,255)
 - Net realized gain (loss) on investments                                       (138,733)         (351,780)          520,250
 - Net change in unrealized appreciation or depreciation on investments          (282,332)         (640,270)         (482,215)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                       (385,736)         (995,223)         (295,220)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              14,458           254,295         2,416,668
 - Contract withdrawals and transfers to annuity reserves                      (1,182,742)       (2,994,436)       (3,111,757)
 - Contract transfers                                                          (1,071,895)       (2,826,479)        1,483,868
                                                                          ---------------   ---------------   ---------------
                                                                               (2,240,179)       (5,566,620)          788,779
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                (2,916)               --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          64                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                   (2,852)               --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              (2,243,031)       (5,566,620)          788,779
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (2,628,767)       (6,561,843)          493,559
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                10,388,706        23,106,109        36,014,898
Changes From Operations:
 - Net investment income (loss)                                                   (10,724)          (65,263)         (348,037)
 - Net realized gain (loss) on investments                                        (71,413)          (15,726)        1,753,676
 - Net change in unrealized appreciation or depreciation on investments         1,162,480         2,468,288         3,431,113
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                      1,080,343         2,387,299         4,836,752
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              19,197           120,565           565,304
 - Contract withdrawals and transfers to annuity reserves                      (2,012,221)       (2,562,752)       (2,787,362)
 - Contract transfers                                                            (518,112)       (1,776,878)       (2,579,491)
                                                                          ---------------   ---------------   ---------------
                                                                               (2,511,136)       (4,219,065)       (4,801,549)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                (3,314)               --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                        (195)               --                --
                                                                          ---------------   ---------------   ---------------
                                                                                   (3,509)               --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              (2,514,645)       (4,219,065)       (4,801,549)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (1,434,302)       (1,831,766)           35,203
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $     8,954,404   $    21,274,343   $    36,050,101
                                                                          ===============   ===============   ===============


                                                                               LVIP              LVIP              LVIP
                                                                             DELAWARE          DELAWARE          DELAWARE
                                                                              SOCIAL            SOCIAL            SPECIAL
                                                                             AWARENESS         AWARENESS       OPPORTUNITIES
                                                                             STANDARD           SERVICE           SERVICE
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $    12,406,132   $    49,233,488   $    27,220,347
Changes From Operations:
 - Net investment income (loss)                                                  (104,250)         (562,961)         (547,169)
 - Net realized gain (loss) on investments                                        431,881           966,099         3,819,345
 - Net change in unrealized appreciation or depreciation on investments          (360,570)         (857,168)       (6,067,466)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                        (32,939)         (454,030)       (2,795,290)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              90,660         2,547,217         8,852,370
 - Contract withdrawals and transfers to annuity reserves                      (1,705,299)       (4,616,766)       (2,204,284)
 - Contract transfers                                                          (1,053,607)       (2,547,612)        7,514,411
                                                                          ---------------   ---------------   ---------------
                                                                               (2,668,246)       (4,617,161)       14,162,497
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                        27,376                --                --
 - Annuity Payments                                                                (2,798)           (3,412)               --
 - Receipt (reimbursement) of mortality guarantee adjustments                          (3)            1,477                --
                                                                          ---------------   ---------------   ---------------
                                                                                   24,575            (1,935)               --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              (2,643,671)       (4,619,096)       14,162,497
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (2,676,610)       (5,073,126)       11,367,207
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                 9,729,522        44,160,362        38,587,554
Changes From Operations:
 - Net investment income (loss)                                                   (84,488)         (545,889)         (495,278)
 - Net realized gain (loss) on investments                                      1,034,272         4,318,454         4,497,606
 - Net change in unrealized appreciation or depreciation on investments           280,846         1,819,329           662,882
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                      1,230,630         5,591,894         4,665,210
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              58,355         2,519,207         5,362,725
 - Contract withdrawals and transfers to annuity reserves                      (1,177,717)       (5,230,344)       (2,676,674)
 - Contract transfers                                                            (764,516)       (1,922,174)       (7,991,000)
                                                                          ---------------   ---------------   ---------------
                                                                               (1,883,878)       (4,633,311)       (5,304,949)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                (6,013)             (894)             (395)
 - Receipt (reimbursement) of mortality guarantee adjustments                         (33)          (19,391)             (743)
                                                                          ---------------   ---------------   ---------------
                                                                                   (6,046)          (20,285)           (1,138)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              (1,889,924)       (4,653,596)       (5,306,087)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (659,294)          938,298          (640,877)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $     9,070,228   $    45,098,660   $    37,946,677
                                                                          ===============   ===============   ===============

                                                                               LVIP              LVIP              LVIP
                                                                            DIMENSIONAL       DIMENSIONAL       DIMENSIONAL
                                                                             NON-U.S.          NON-U.S.            U.S.
                                                                              EQUITY            EQUITY            EQUITY
                                                                             STANDARD           SERVICE          STANDARD
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $            --   $            --   $            --
Changes From Operations:
 - Net investment income (loss)                                                       (53)          (58,696)              (40)
 - Net realized gain (loss) on investments                                             (2)          (57,050)               --
 - Net change in unrealized appreciation or depreciation on investments              (379)         (708,007)              410
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                           (434)         (823,753)              370
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              95,130         4,908,039            83,370
 - Contract withdrawals and transfers to annuity reserves                              --          (141,772)               --
 - Contract transfers                                                                  --        10,097,599                --
                                                                          ---------------   ---------------   ---------------
                                                                                   95,130        14,863,866            83,370
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                  95,130        14,863,866            83,370
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            94,696        14,040,113            83,740
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                    94,696        14,040,113            83,740
Changes From Operations:
 - Net investment income (loss)                                                    14,476           196,234             5,106
 - Net realized gain (loss) on investments                                          4,017           181,534             1,868
 - Net change in unrealized appreciation or depreciation on investments            93,169         2,935,974            76,277
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                        111,662         3,313,742            83,251
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                             648,973         7,110,173           748,991
 - Contract withdrawals and transfers to annuity reserves                          (5,301)       (1,124,338)           (5,273)
 - Contract transfers                                                             (15,540)        5,057,836            (4,243)
                                                                          ---------------   ---------------   ---------------
                                                                                  628,132        11,043,671           739,475
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                 628,132        11,043,671           739,475
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           739,794        14,357,413           822,726
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $       834,490   $    28,397,526   $       906,466
                                                                          ===============   ===============   ===============

                                                                                           LVIP           LVIP
                                                                             LVIP       DIMENSIONAL/   DIMENSIONAL/
                                                                          DIMENSIONAL     VANGUARD       VANGUARD         LVIP
                                                                             U.S.           TOTAL          TOTAL         GLOBAL
                                                                            EQUITY          BOND           BOND          INCOME
                                                                            SERVICE       STANDARD        SERVICE        SERVICE
                                                                             CLASS          CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $          --  $          --  $          --  $ 235,905,015
Changes From Operations:
 - Net investment income (loss)                                               (115,264)           (59)      (164,701)     9,697,527
 - Net realized gain (loss) on investments                                      (1,518)            --         44,421      2,313,169
 - Net change in unrealized appreciation or depreciation on investments        888,435            415        551,518    (17,826,473)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     771,653            356        431,238     (5,815,777)
Changes From Unit Transactions:
  Accumulation Units:
 - Contract purchases                                                        6,773,198         92,040     22,841,358    114,704,652
 - Contract withdrawals and transfers to annuity reserves                     (232,243)            --       (697,425)   (15,745,400)
 - Contract transfers                                                       16,950,101             --     27,617,439     64,685,427
                                                                         -------------  -------------  -------------  -------------
                                                                            23,491,056         92,040     49,761,372    163,644,679
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --             --         12,326
 - Annuity Payments                                                                 --             --             --        (10,742)
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --              7
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --          1,591
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                           23,491,056         92,040     49,761,372    163,646,270
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     24,262,709         92,396     50,192,610    157,830,493
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             24,262,709         92,396     50,192,610    393,735,508
Changes From Operations:
 - Net investment income (loss)                                               (276,201)         9,596         10,478        414,905
 - Net realized gain (loss) on investments                                     725,492          3,080        799,554      1,493,884
 - Net change in unrealized appreciation or depreciation on investments      4,319,648           (253)       667,330     21,929,462
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                   4,768,939         12,423      1,477,362     23,838,251
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       11,630,320        926,219     45,869,165     53,874,752
 - Contract withdrawals and transfers to annuity reserves                   (2,306,599)        (5,404)    (7,265,983)   (22,422,963)
 - Contract transfers                                                       10,546,046        (26,358)    37,629,347     33,874,961
                                                                         -------------  -------------  -------------  -------------
                                                                            19,869,767        894,457     76,232,529     65,326,750
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --             --         10,292
 - Annuity Payments                                                                 --             --             --        (15,232)
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --         (1,436)
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --         (6,376)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                           19,869,767        894,457     76,232,529     65,320,374
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     24,638,706        906,880     77,709,891     89,158,625
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  48,901,415  $     999,276  $ 127,902,501  $ 482,894,133
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                               LVIP              LVIP
                                                                             JPMORGAN          JPMORGAN          LVIP MFS
                                                                               HIGH             MID CAP        INTERNATIONAL
                                                                               YIELD           VALUE RPM          GROWTH
                                                                              SERVICE           SERVICE           SERVICE
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $     3,246,962   $    15,228,244   $    96,896,427
Changes From Operations:
 - Net investment income (loss)                                                 2,394,649          (341,256)        1,715,307
 - Net realized gain (loss) on investments                                       (140,397)          623,865           373,122
 - Net change in unrealized appreciation or depreciation on investments        (1,896,851)       (1,268,308)      (15,784,683)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                        357,401          (985,699)      (13,696,254)
Changes From Unit Transactions:
  Accumulation Units:
 - Contract purchases                                                          21,050,172         6,059,068        18,243,907
 - Contract withdrawals and transfers to annuity reserves                      (2,720,059)       (1,161,110)       (5,485,960)
 - Contract transfers                                                          53,388,182         4,739,915        17,899,359
                                                                          ---------------   ---------------   ---------------
                                                                               71,718,295         9,637,873        30,657,306
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                        10,056                --                --
 - Annuity Payments                                                                  (999)               --              (832)
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                11
                                                                          ---------------   ---------------   ---------------
                                                                                    9,057                --              (821)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              71,727,352         9,637,873        30,656,485
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        72,084,753         8,652,174        16,960,231
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                75,331,715        23,880,418       113,856,658
Changes From Operations:
 - Net investment income (loss)                                                 3,482,827          (444,362)         (948,862)
 - Net realized gain (loss) on investments                                      1,459,664         1,044,479           815,764
 - Net change in unrealized appreciation or depreciation on investments         6,835,808         2,222,607        20,678,066
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     11,778,299         2,822,724        20,544,968
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          22,673,673        10,409,499         6,155,337
 - Contract withdrawals and transfers to annuity reserves                     (10,511,417)       (2,055,095)       (7,372,799)
 - Contract transfers                                                          24,185,109          (542,126)          217,752
                                                                          ---------------   ---------------   ---------------
                                                                               36,347,365         7,812,278          (999,710)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                (1,729)               --              (792)
 - Receipt (reimbursement) of mortality guarantee adjustments                        (687)               --                (5)
                                                                          ---------------   ---------------   ---------------
                                                                                   (2,416)               --              (797)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              36,344,949         7,812,278        (1,000,507)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        48,123,248        10,635,002        19,544,461
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $   123,454,963   $    34,515,420   $   133,401,119
                                                                          ===============   ===============   ===============


                                                                                                                   LVIP
                                                                                                 LVIP            MONDRIAN
                                                                             LVIP MFS           MID-CAP        INTERNATIONAL
                                                                               VALUE             VALUE             VALUE
                                                                              SERVICE           SERVICE          STANDARD
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $   409,771,177   $    40,801,285   $    22,423,804
Changes From Operations:
 - Net investment income (loss)                                                   566,023          (688,717)          235,799
 - Net realized gain (loss) on investments                                      6,471,553         2,259,757          (199,084)
 - Net change in unrealized appreciation or depreciation on investments       (14,777,853)       (6,213,444)       (1,028,130)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     (7,740,277)       (4,642,404)         (991,415)
Changes From Unit Transactions:
  Accumulation Units:
 - Contract purchases                                                          74,738,381         9,244,256           103,867
 - Contract withdrawals and transfers to annuity reserves                     (23,889,643)       (2,488,471)       (3,535,918)
 - Contract transfers                                                          98,972,941         1,455,695          (898,013)
                                                                          ---------------   ---------------   ---------------
                                                                              149,821,679         8,211,480        (4,330,064)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --            21,901
 - Annuity Payments                                                               (36,830)           (4,748)           (3,185)
 - Receipt (reimbursement) of mortality guarantee adjustments                          (5)                6                (2)
                                                                          ---------------   ---------------   ---------------
                                                                                  (36,835)           (4,742)           18,714
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             149,784,844         8,206,738        (4,311,350)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       142,044,567         3,564,334        (5,302,765)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                               551,815,744        44,365,619        17,121,039
Changes From Operations:
 - Net investment income (loss)                                                (1,400,234)         (793,871)          166,059
 - Net realized gain (loss) on investments                                     16,334,398         2,041,000          (414,839)
 - Net change in unrealized appreciation or depreciation on investments        70,140,343         8,590,289         1,420,629
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     85,074,507         9,837,418         1,171,849
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          51,312,691         5,330,282            72,647
 - Contract withdrawals and transfers to annuity reserves                     (37,377,835)       (3,383,508)       (1,955,212)
 - Contract transfers                                                          21,731,041         2,162,406        (1,366,646)
                                                                          ---------------   ---------------   ---------------
                                                                               35,665,897         4,109,180        (3,249,211)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                               (38,237)           (4,731)           (4,804)
 - Receipt (reimbursement) of mortality guarantee adjustments                        (981)              (90)              (24)
                                                                          ---------------   ---------------   ---------------
                                                                                  (39,218)           (4,821)           (4,828)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              35,626,679         4,104,359        (3,254,039)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       120,701,186        13,941,777        (2,082,190)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $   672,516,930   $    58,307,396   $    15,038,849
                                                                          ===============   ===============   ===============

                                                                               LVIP
                                                                             MONDRIAN            LVIP              LVIP
                                                                           INTERNATIONAL         MONEY             MONEY
                                                                               VALUE            MARKET            MARKET
                                                                              SERVICE          STANDARD           SERVICE
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $   111,459,611   $    66,685,675   $   342,966,801
Changes From Operations:
 - Net investment income (loss)                                                 1,343,379          (992,995)       (6,058,742)
 - Net realized gain (loss) on investments                                     (1,104,881)               80               533
 - Net change in unrealized appreciation or depreciation on investments        (6,616,290)               (3)               (7)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     (6,377,792)         (992,918)       (6,058,216)
Changes From Unit Transactions:
  Accumulation Units:
 - Contract purchases                                                           9,517,801           875,212        61,419,204
 - Contract withdrawals and transfers to annuity reserves                     (10,149,820)      (49,902,900)     (221,317,919)
 - Contract transfers                                                          (1,647,870)       44,364,094       181,058,000
                                                                          ---------------   ---------------   ---------------
                                                                               (2,279,889)       (4,663,594)       21,159,285
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --            10,951                --
 - Annuity Payments                                                                (4,072)          (47,191)          (35,563)
 - Receipt (reimbursement) of mortality guarantee adjustments                       1,439               118             2,981
                                                                          ---------------   ---------------   ---------------
                                                                                   (2,633)          (36,122)          (32,582)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              (2,282,522)       (4,699,716)       21,126,703
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (8,660,314)       (5,692,634)       15,068,487
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                               102,799,297        60,993,041       358,035,288
Changes From Operations:
 - Net investment income (loss)                                                 1,102,248          (821,134)       (5,386,018)
 - Net realized gain (loss) on investments                                     (1,962,215)              228             1,425
 - Net change in unrealized appreciation or depreciation on investments         8,859,297                (1)               (1)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                      7,999,330          (820,907)       (5,384,594)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           5,239,500         1,014,484        36,629,175
 - Contract withdrawals and transfers to annuity reserves                      (9,841,837)      (36,423,087)     (178,403,552)
 - Contract transfers                                                           2,049,882        23,691,269       116,209,241
                                                                          ---------------   ---------------   ---------------
                                                                               (2,552,455)      (11,717,334)      (25,565,136)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         9,037                --                --
 - Annuity Payments                                                               (10,527)          (25,735)          (29,437)
 - Receipt (reimbursement) of mortality guarantee adjustments                     (16,561)              111           (32,844)
                                                                          ---------------   ---------------   ---------------
                                                                                  (18,051)          (25,624)          (62,281)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              (2,570,506)      (11,742,958)      (25,627,417)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         5,428,824       (12,563,865)      (31,012,011)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $   108,228,121   $    48,429,176   $   327,023,277
                                                                          ===============   ===============   ===============

                                                                             LVIP           LVIP           LVIP           LVIP
                                                                           PROTECTED      PROTECTED      PROTECTED      PROTECTED
                                                                            PROFILE        PROFILE        PROFILE        PROFILE
                                                                              2010           2020           2030           2040
                                                                            SERVICE        SERVICE        SERVICE        SERVICE
                                                                             CLASS          CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   8,599,298  $  18,173,482  $  10,633,763  $   6,293,112
Changes From Operations:
 - Net investment income (loss)                                                (79,972)      (158,220)      (116,043)       (68,617)
 - Net realized gain (loss) on investments                                     364,891        433,508        470,478        190,417
 - Net change in unrealized appreciation or depreciation on investments       (340,614)      (562,311)      (580,438)      (349,307)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     (55,695)      (287,023)      (226,003)      (227,507)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           10,025        281,232        103,722        249,553
 - Contract withdrawals and transfers to annuity reserves                   (1,587,288)      (938,371)      (703,988)      (179,395)
 - Contract transfers                                                          892,648       (547,852)       219,449       (472,711)
                                                                         -------------  -------------  -------------  -------------
                                                                              (684,615)    (1,204,991)      (380,817)      (402,553)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --             --             --
 - Annuity Payments                                                                 --             --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             (684,615)    (1,204,991)      (380,817)      (402,553)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (740,310)    (1,492,014)      (606,820)      (630,060)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              7,858,988     16,681,468     10,026,943      5,663,052
Changes From Operations:
 - Net investment income (loss)                                                  1,062        (16,819)       (40,351)       (28,494)
 - Net realized gain (loss) on investments                                     353,207        490,362        266,482        122,738
 - Net change in unrealized appreciation or depreciation on investments        149,265        552,425        374,035        183,556
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     503,534      1,025,968        600,166        277,800
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           10,151        279,735        129,442         97,866
 - Contract withdrawals and transfers to annuity reserves                   (1,411,520)    (1,607,048)    (1,268,341)      (154,407)
 - Contract transfers                                                          393,569       (423,015)     1,044,447       (307,944)
                                                                         -------------  -------------  -------------  -------------
                                                                            (1,007,800)    (1,750,328)       (94,452)      (364,485)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --             --             --
 - Annuity Payments                                                                 --             --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                           (1,007,800)    (1,750,328)       (94,452)      (364,485)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (504,266)      (724,360)       505,714        (86,685)
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   7,354,722  $  15,957,108  $  10,532,657  $   5,576,367
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                               LVIP              LVIP              LVIP
                                                                             PROTECTED         PROTECTED         PROTECTED
                                                                              PROFILE           PROFILE           PROFILE
                                                                           CONSERVATIVE      CONSERVATIVE         GROWTH
                                                                             STANDARD           SERVICE          STANDARD
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $            --   $   378,674,328   $            --
Changes From Operations:
 - Net investment income (loss)                                                        --           319,918                --
 - Net realized gain (loss) on investments                                             --         9,084,870                --
 - Net change in unrealized appreciation or depreciation on investments                --        (2,592,841)               --
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                             --         6,811,947                --
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                                  --        53,153,787                --
 - Contract withdrawals and transfers to annuity reserves                              --       (43,977,780)               --
 - Contract transfers                                                                  --        23,021,619                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --        32,197,626                --
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                      --        32,197,626                --
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                --        39,009,573                --
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                        --       417,683,901                --
Changes From Operations:
 - Net investment income (loss)                                                       500        14,259,579             2,021
 - Net realized gain (loss) on investments                                             (2)       11,137,484             8,248
 - Net change in unrealized appreciation or depreciation on investments              (212)       13,717,576                --
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                            286        39,114,639            10,269
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                                  --       239,129,601           196,964
 - Contract withdrawals and transfers to annuity reserves                          (1,019)      (59,042,645)           (2,030)
 - Contract transfers                                                              51,886       160,179,144          (205,203)
                                                                          ---------------   ---------------   ---------------
                                                                                   50,867       340,266,100           (10,269)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                  50,867       340,266,100           (10,269)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            51,153       379,380,739                --
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $        51,153   $   797,064,640   $            --
                                                                          ===============   ===============   ===============


                                                                               LVIP              LVIP              LVIP
                                                                             PROTECTED         PROTECTED           SSGA
                                                                              PROFILE           PROFILE            BOND
                                                                              GROWTH           MODERATE            INDEX
                                                                              SERVICE           SERVICE          STANDARD
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $   649,763,390   $ 1,078,285,914   $            --
Changes From Operations:
 - Net investment income (loss)                                                   406,554        (2,002,753)               --
 - Net realized gain (loss) on investments                                      1,515,003        10,729,140                --
 - Net change in unrealized appreciation or depreciation on investments       (17,589,904)      (20,085,743)               --
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                    (15,668,347)      (11,359,356)               --
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                         120,918,424       165,630,741                --
 - Contract withdrawals and transfers to annuity reserves                     (50,630,241)     (109,240,567)               --
 - Contract transfers                                                          29,217,728        48,057,581                --
                                                                          ---------------   ---------------   ---------------
                                                                               99,505,911       104,447,755                --
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                              (220,764)          (19,105)               --
 - Receipt (reimbursement) of mortality guarantee adjustments                     (30,149)            1,064                --
                                                                          ---------------   ---------------   ---------------
                                                                                 (250,913)          (18,041)               --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              99,254,998       104,429,714                --
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        83,586,651        93,070,358                --
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                               733,350,041     1,171,356,272                --
Changes From Operations:
 - Net investment income (loss)                                                18,005,592        33,873,996               467
 - Net realized gain (loss) on investments                                      2,887,962        11,480,448               123
 - Net change in unrealized appreciation or depreciation on investments        69,137,393        77,295,555              (436)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     90,030,947       122,649,999               154
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       1,220,107,774     1,072,650,327            54,125
 - Contract withdrawals and transfers to annuity reserves                     (69,677,182)     (128,359,230)             (453)
 - Contract transfers                                                         404,663,583       442,417,891           (27,599)
                                                                          ---------------   ---------------   ---------------
                                                                            1,555,094,175     1,386,708,988            26,073
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                (2,901)          (18,924)               --
 - Receipt (reimbursement) of mortality guarantee adjustments                        (131)              623                --
                                                                          ---------------   ---------------   ---------------
                                                                                   (3,032)          (18,301)               --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                           1,555,091,143     1,386,690,687            26,073
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,645,122,090     1,509,340,686            26,227
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $ 2,378,472,131   $ 2,680,696,958   $        26,227
                                                                          ===============   ===============   ===============

                                                                                                 LVIP              LVIP
                                                                               LVIP              SSGA              SSGA
                                                                               SSGA          CONSERVATIVE      CONSERVATIVE
                                                                               BOND              INDEX          STRUCTURED
                                                                               INDEX          ALLOCATION        ALLOCATION
                                                                              SERVICE           SERVICE           SERVICE
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $   948,775,048   $     2,944,310   $    10,594,850
Changes From Operations:
 - Net investment income (loss)                                                10,519,319          (235,552)       (1,202,369)
 - Net realized gain (loss) on investments                                     12,398,588             8,412            61,011
 - Net change in unrealized appreciation or depreciation on investments        28,757,125           139,610           925,497
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     51,675,032           (87,530)         (215,861)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          34,290,636        17,799,756        90,779,024
 - Contract withdrawals and transfers to annuity reserves                     (67,835,661)         (983,185)       (3,261,125)
 - Contract transfers                                                         (14,189,857)       12,341,307        45,644,188
                                                                          ---------------   ---------------   ---------------
                                                                              (47,734,882)       29,157,878       133,162,087
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             (47,734,882)       29,157,878       133,162,087
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         3,940,150        29,070,348       132,946,226
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                               952,715,198        32,014,658       143,541,076
Changes From Operations:
 - Net investment income (loss)                                                 4,974,873           520,584         3,733,661
 - Net realized gain (loss) on investments                                      9,851,307           405,686         1,470,658
 - Net change in unrealized appreciation or depreciation on investments         3,230,042         1,879,606         4,961,825
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     18,056,222         2,805,876        10,166,144
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          44,497,466        12,674,248        32,800,133
 - Contract withdrawals and transfers to annuity reserves                     (69,655,166)       (2,690,780)       (9,097,468)
 - Contract transfers                                                          52,237,658        10,912,733        21,251,772
                                                                          ---------------   ---------------   ---------------
                                                                               27,079,958        20,896,201        44,954,437
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              27,079,958        20,896,201        44,954,437
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        45,136,180        23,702,077        55,120,581
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $   997,851,378   $    55,716,735   $   198,661,657
                                                                          ===============   ===============   ===============

                                                                                                                          LVIP
                                                                             LVIP           LVIP           LVIP           SSGA
                                                                             SSGA           SSGA           SSGA          GLOBAL
                                                                           DEVELOPED      EMERGING       EMERGING       TACTICAL
                                                                         INTERNATIONAL     MARKETS        MARKETS      ALLOCATION
                                                                              150            100            100            RPM
                                                                            SERVICE       STANDARD        SERVICE       STANDARD
                                                                             CLASS          CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $ 138,293,111  $          --  $ 168,453,712  $          --
Changes From Operations:
 - Net investment income (loss)                                                803,935            (17)     1,102,006             --
 - Net realized gain (loss) on investments                                   2,874,581             (1)    21,257,335             --
 - Net change in unrealized appreciation or depreciation on investments    (23,168,217)          (596)   (50,496,450)            --
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                 (19,489,701)          (614)   (28,137,109)            --
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        4,711,687         14,701     13,209,558             --
 - Contract withdrawals and transfers to annuity reserves                   (8,340,088)            --    (11,177,028)            --
 - Contract transfers                                                       14,951,361             --     13,632,805             --
                                                                         -------------  -------------  -------------  -------------
                                                                            11,322,960         14,701     15,665,335             --
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --             --             --
 - Annuity Payments                                                                 --             --         (1,804)            --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --              2             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --         (1,802)            --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                           11,322,960         14,701     15,663,533             --
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (8,166,741)        14,087    (12,473,576)            --
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                            130,126,370         14,087    155,980,136             --
Changes From Operations:
 - Net investment income (loss)                                                948,986          1,451      1,199,117            451
 - Net realized gain (loss) on investments                                     784,650          5,462     16,247,616             --
 - Net change in unrealized appreciation or depreciation on investments     14,283,977          1,096        (95,148)           555
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                  16,017,613          8,009     17,351,585          1,006
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        2,775,928         59,116      7,981,963         62,088
 - Contract withdrawals and transfers to annuity reserves                   (8,230,016)          (866)   (12,174,945)            --
 - Contract transfers                                                          937,576         23,861      7,505,834             --
                                                                         -------------  -------------  -------------  -------------
                                                                            (4,516,512)        82,111      3,312,852         62,088
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --          4,142             --
 - Annuity Payments                                                                 --             --         (2,257)            --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --            (32)            --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --          1,853             --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                           (4,516,512)        82,111      3,314,705         62,088
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     11,501,101         90,120     20,666,290         63,094
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $ 141,627,471  $     104,207  $ 176,646,426  $      63,094
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                               LVIP
                                                                               SSGA
                                                                              GLOBAL             LVIP              LVIP
                                                                             TACTICAL            SSGA              SSGA
                                                                            ALLOCATION       INTERNATIONAL     INTERNATIONAL
                                                                                RPM              INDEX             INDEX
                                                                              SERVICE          STANDARD           SERVICE
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $    63,997,052   $            --   $   198,623,794
Changes From Operations:
 - Net investment income (loss)                                                  (341,821)               --        (1,096,819)
 - Net realized gain (loss) on investments                                     (2,944,102)               --         3,106,004
 - Net change in unrealized appreciation or depreciation on investments        (2,922,772)               --       (30,438,210)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     (6,208,695)               --       (28,429,025)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          95,861,046                --         7,509,731
 - Contract withdrawals and transfers to annuity reserves                      (9,120,502)               --       (10,928,287)
 - Contract transfers                                                          85,856,693                --        25,085,283
                                                                          ---------------   ---------------   ---------------
                                                                              172,597,237                --        21,666,727
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                       923,082                --                --
 - Annuity Payments                                                              (109,433)               --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                         215                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                  813,864                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             173,411,101                --        21,666,727
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       167,202,406                --        (6,762,298)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                               231,199,458                --       191,861,496
Changes From Operations:
 - Net investment income (loss)                                                 4,960,462               456           (72,767)
 - Net realized gain (loss) on investments                                        604,778               145         2,134,736
 - Net change in unrealized appreciation or depreciation on investments        18,339,722             3,336        28,301,738
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     23,904,962             3,937        30,363,707
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          84,376,573            30,159         5,112,890
 - Contract withdrawals and transfers to annuity reserves                     (16,270,342)             (191)      (13,220,661)
 - Contract transfers                                                          43,952,993              (196)       (5,415,288)
                                                                          ---------------   ---------------   ---------------
                                                                              112,059,224            29,772       (13,523,059)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                              (110,358)               --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                      (1,181)               --                --
                                                                          ---------------   ---------------   ---------------
                                                                                 (111,539)               --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             111,947,685            29,772       (13,523,059)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       135,852,647            33,709        16,840,648
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $   367,052,105   $        33,709   $   208,702,144
                                                                          ===============   ===============   ===============


                                                                               LVIP              LVIP              LVIP
                                                                               SSGA              SSGA              SSGA
                                                                               LARGE             LARGE           MODERATE
                                                                                CAP               CAP              INDEX
                                                                                100               100           ALLOCATION
                                                                             STANDARD           SERVICE           SERVICE
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $            --   $   289,254,755   $     4,120,405
Changes From Operations:
 - Net investment income (loss)                                                        --        (1,003,652)         (602,286)
 - Net realized gain (loss) on investments                                             --        13,482,808          (158,711)
 - Net change in unrealized appreciation or depreciation on investments                --       (10,753,276)         (596,864)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                             --         1,725,880        (1,357,861)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                                  --        10,541,081        48,621,664
 - Contract withdrawals and transfers to annuity reserves                              --       (18,341,051)       (1,337,773)
 - Contract transfers                                                                  --        (1,028,373)       19,781,213
                                                                          ---------------   ---------------   ---------------
                                                                                       --        (8,828,343)       67,065,104
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                      --        (8,828,343)       67,065,104
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                --        (7,102,463)       65,707,243
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                        --       282,152,292        69,827,648
Changes From Operations:
 - Net investment income (loss)                                                        (1)       (1,093,709)          675,283
 - Net realized gain (loss) on investments                                             --        12,588,440           810,517
 - Net change in unrealized appreciation or depreciation on investments                14        16,147,960         7,602,444
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                             13        27,642,691         9,088,244
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                               2,501         7,712,367        41,411,126
 - Contract withdrawals and transfers to annuity reserves                              --       (18,379,019)       (6,920,140)
 - Contract transfers                                                               1,250       (20,069,746)       21,996,376
                                                                          ---------------   ---------------   ---------------
                                                                                    3,751       (30,736,398)       56,487,362
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                   3,751       (30,736,398)       56,487,362
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             3,764        (3,093,707)       65,575,606
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $         3,764   $   279,058,585   $   135,403,254
                                                                          ===============   ===============   ===============

                                                                                                 LVIP              LVIP
                                                                               LVIP              SSGA              SSGA
                                                                               SSGA           MODERATELY        MODERATELY
                                                                             MODERATE         AGGRESSIVE        AGGRESSIVE
                                                                            STRUCTURED           INDEX          STRUCTURED
                                                                            ALLOCATION        ALLOCATION        ALLOCATION
                                                                              SERVICE           SERVICE           SERVICE
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $    28,557,076   $     5,847,902   $    16,077,151
Changes From Operations:
 - Net investment income (loss)                                                (2,921,784)         (660,775)       (2,085,744)
 - Net realized gain (loss) on investments                                        (11,678)         (182,633)         (390,059)
 - Net change in unrealized appreciation or depreciation on investments        (4,288,424)       (1,619,999)       (6,726,012)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     (7,221,886)       (2,463,407)       (9,201,815)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                         234,387,115        57,995,739       177,538,678
 - Contract withdrawals and transfers to annuity reserves                      (6,588,869)         (976,744)       (3,851,803)
 - Contract transfers                                                          83,829,069        14,777,315        56,786,695
                                                                          ---------------   ---------------   ---------------
                                                                              311,627,315        71,796,310       230,473,570
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                        40,477                --                --
 - Annuity Payments                                                                (4,023)               --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                   36,454                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             311,663,769        71,796,310       230,473,570
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       304,441,883        69,332,903       221,271,755
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                               332,998,959        75,180,805       237,348,906
Changes From Operations:
 - Net investment income (loss)                                                 9,132,426           580,135         7,182,933
 - Net realized gain (loss) on investments                                      2,695,811           793,330         1,623,262
 - Net change in unrealized appreciation or depreciation on investments        23,060,886         8,577,410        17,189,012
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     34,889,123         9,950,875        25,995,207
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                         115,401,719        27,490,935        70,012,387
 - Contract withdrawals and transfers to annuity reserves                     (24,342,865)       (5,278,947)      (12,612,516)
 - Contract transfers                                                          76,444,163        20,616,038        36,963,894
                                                                          ---------------   ---------------   ---------------
                                                                              167,503,017        42,828,026        94,363,765
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                (3,100)               --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                         (36)               --                --
                                                                          ---------------   ---------------   ---------------
                                                                                   (3,136)               --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             167,499,881        42,828,026        94,363,765
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       202,389,004        52,778,901       120,358,972
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $   535,387,963   $   127,959,706   $   357,707,878
                                                                          ===============   ===============   ===============

                                                                             LVIP           LVIP
                                                                             SSGA           SSGA           LVIP          LVIP
                                                                              S&P            S&P           SSGA          SSGA
                                                                              500            500         SMALL-CAP     SMALL-CAP
                                                                             INDEX          INDEX          INDEX         INDEX
                                                                           STANDARD        SERVICE        STANDARD      SERVICE
                                                                             CLASS          CLASS          CLASS         CLASS
                                                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   2,012,755  $ 418,910,568  $          --  $ 122,688,382
Changes From Operations:
 - Net investment income (loss)                                                (12,393)    (4,353,527)           (14)    (1,962,949)
 - Net realized gain (loss) on investments                                     119,002     13,942,610             --      4,949,130
 - Net change in unrealized appreciation or depreciation on investments       (100,731)    (8,757,497)           (77)   (10,335,199)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                       5,878        831,586            (91)    (7,349,018)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                            5,489     18,571,849         11,760      9,269,044
 - Contract withdrawals and transfers to annuity reserves                     (285,020)   (24,836,396)            --     (6,870,128)
 - Contract transfers                                                          157,961      7,694,700             --      8,457,277
                                                                         -------------  -------------  -------------  -------------
                                                                              (121,570)     1,430,153         11,760     10,856,193
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --             --             --
 - Annuity Payments                                                                 --             --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             (121,570)     1,430,153         11,760     10,856,193
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (115,692)     2,261,739         11,669      3,507,175
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              1,897,063    421,172,307         11,669    126,195,557
Changes From Operations:
 - Net investment income (loss)                                                (13,208)    (4,321,250)            13     (1,635,244)
 - Net realized gain (loss) on investments                                     202,519     21,794,692            394      5,912,170
 - Net change in unrealized appreciation or depreciation on investments         47,667     40,123,963          4,219     12,747,434
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     236,978     57,597,405          4,626     17,024,360
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           65,757     17,236,257         34,604      6,044,213
 - Contract withdrawals and transfers to annuity reserves                     (361,267)   (32,638,092)          (739)    (9,265,243)
 - Contract transfers                                                         (208,420)    39,296,094         11,724      3,443,727
                                                                         -------------  -------------  -------------  -------------
                                                                              (503,930)    23,894,259         45,589        222,697
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --             --             --
 - Annuity Payments                                                                 --             --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                             (503,930)    23,894,259         45,589        222,697
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (266,952)    81,491,664         50,215     17,247,057
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   1,630,111  $ 502,663,971  $      61,884  $ 143,442,614
                                                                         =============  =============  =============  =============

See accompanying notes.


                                                                                                                   LVIP
                                                                               LVIP              LVIP               T.
                                                                               SSGA              SSGA              ROWE
                                                                             SMALL-MID         SMALL-MID           PRICE
                                                                                CAP               CAP             GROWTH
                                                                                200               200              STOCK
                                                                             STANDARD           SERVICE           SERVICE
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $            --   $    94,875,875   $    71,341,526
Changes From Operations:
 - Net investment income (loss)                                                        --          (287,076)       (1,434,118)
 - Net realized gain (loss) on investments                                             --         4,788,670         3,390,348
 - Net change in unrealized appreciation or depreciation on investments                --        (8,045,424)       (5,712,295)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                             --        (3,543,830)       (3,756,065)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                                  --         6,475,438        17,661,753
 - Contract withdrawals and transfers to annuity reserves                              --        (5,276,814)       (5,590,753)
 - Contract transfers                                                                  --        (2,870,549)        6,377,124
                                                                          ---------------   ---------------   ---------------
                                                                                       --        (1,671,925)       18,448,124
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --            (3,261)
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                 5
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --            (3,256)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                      --        (1,671,925)       18,444,868
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                --        (5,215,755)       14,688,803
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                        --        89,660,120        86,030,329
Changes From Operations:
 - Net investment income (loss)                                                       262           503,268        (2,006,448)
 - Net realized gain (loss) on investments                                            486        10,769,973         4,708,465
 - Net change in unrealized appreciation or depreciation on investments               (70)       (1,052,845)       12,156,452
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                            678        10,220,396        14,858,469
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                               7,540         5,050,078        13,135,872
 - Contract withdrawals and transfers to annuity reserves                             (57)       (5,935,624)       (7,525,838)
 - Contract transfers                                                              13,379        (5,415,177)       37,132,118
                                                                          ---------------   ---------------   ---------------
                                                                                   20,862        (6,300,723)       42,742,152
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --           (20,948)
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --            (1,917)
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --           (22,865)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                  20,862        (6,300,723)       42,719,287
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            21,540         3,919,673        57,577,756
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $        21,540   $    93,579,793   $   143,608,085
                                                                          ===============   ===============   ===============

                                                                               LVIP              LVIP
                                                                                T.                T.
                                                                               ROWE              ROWE
                                                                               PRICE             PRICE             LVIP
                                                                            STRUCTURED        STRUCTURED         TEMPLETON
                                                                              MID-CAP           MID-CAP           GROWTH
                                                                              GROWTH            GROWTH              RPM
                                                                             STANDARD           SERVICE           SERVICE
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $     2,874,844   $    47,561,006   $   102,455,858
Changes From Operations:
 - Net investment income (loss)                                                   (44,909)         (910,514)          484,955
 - Net realized gain (loss) on investments                                        279,259         2,416,584           (78,063)
 - Net change in unrealized appreciation or depreciation on investments          (344,508)       (5,038,921)       (6,664,799)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                       (110,158)       (3,532,851)       (6,257,907)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              38,881        12,912,507        21,328,436
 - Contract withdrawals and transfers to annuity reserves                        (573,383)       (3,526,006)       (6,333,076)
 - Contract transfers                                                             (45,546)        6,810,423         7,480,519
                                                                          ---------------   ---------------   ---------------
                                                                                 (580,048)       16,196,924        22,475,879
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                (580,048)       16,196,924        22,475,879
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (690,206)       12,664,073        16,217,972
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                 2,184,638        60,225,079       118,673,830
Changes From Operations:
 - Net investment income (loss)                                                   (40,922)       (1,292,507)          196,838
 - Net realized gain (loss) on investments                                        242,142         6,189,659         1,411,251
 - Net change in unrealized appreciation or depreciation on investments            96,396         4,105,170        22,383,898
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                        297,616         9,002,322        23,991,987
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              17,179        10,725,840        22,616,527
 - Contract withdrawals and transfers to annuity reserves                        (416,096)       (5,154,651)      (10,009,233)
 - Contract transfers                                                             215,454         5,439,463          (750,394)
                                                                          ---------------   ---------------   ---------------
                                                                                 (183,463)       11,010,652        11,856,900
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --              (398)               --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --              (756)               --
                                                                          ---------------   ---------------   ---------------
                                                                                       --            (1,154)               --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                (183,463)       11,009,498        11,856,900
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           114,153        20,011,820        35,848,887
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $     2,298,791   $    80,236,899   $   154,522,717
                                                                          ===============   ===============   ===============

                                                                               LVIP              LVIP
                                                                                UBS               UBS              LVIP
                                                                               LARGE             LARGE           VANGUARD
                                                                                CAP               CAP            DOMESTIC
                                                                              GROWTH            GROWTH            EQUITY
                                                                                RPM               RPM               ETF
                                                                             STANDARD           SERVICE          STANDARD
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $     2,825,485   $    63,658,856   $            --
Changes From Operations:
 - Net investment income (loss)                                                   (36,177)         (959,093)               --
 - Net realized gain (loss) on investments                                        109,006         3,919,101                --
 - Net change in unrealized appreciation or depreciation on investments          (233,426)       (6,434,322)               --
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                       (160,597)       (3,474,314)               --
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              33,019         5,083,895                --
 - Contract withdrawals and transfers to annuity reserves                        (377,965)       (4,299,040)               --
 - Contract transfers                                                            (207,406)      (12,357,464)               --
                                                                          ---------------   ---------------   ---------------
                                                                                 (552,352)      (11,572,609)               --
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                (552,352)      (11,572,609)               --
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (712,949)      (15,046,923)               --
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                 2,112,536        48,611,933                --
Changes From Operations:
 - Net investment income (loss)                                                   (38,325)         (929,099)              731
 - Net realized gain (loss) on investments                                        123,274         2,447,067               164
 - Net change in unrealized appreciation or depreciation on investments           207,792         5,395,610             2,181
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                        292,741         6,913,578             3,076
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              48,526        11,755,982            80,086
 - Contract withdrawals and transfers to annuity reserves                        (231,657)       (5,119,021)           (1,033)
 - Contract transfers                                                              20,873        (2,113,214)           30,002
                                                                          ---------------   ---------------   ---------------
                                                                                 (162,258)        4,523,747           109,055
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                --                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --                --                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --                --                --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                (162,258)        4,523,747           109,055
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           130,483        11,437,325           112,131
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $     2,243,019   $    60,049,258   $       112,131
                                                                          ===============   ===============   ===============

                                                                             LVIP           LVIP           LVIP
                                                                           VANGUARD       VANGUARD       VANGUARD
                                                                           DOMESTIC     INTERNATIONAL  INTERNATIONAL      LORD
                                                                            EQUITY         EQUITY         EQUITY         ABBETT
                                                                              ETF            ETF            ETF        FUNDAMENTAL
                                                                            SERVICE       STANDARD        SERVICE        EQUITY
                                                                             CLASS          CLASS          CLASS        CLASS VC
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $          --  $          --  $          --  $   9,982,968
Changes From Operations:
 - Net investment income (loss)                                                (10,955)            --        (40,420)       (85,027)
 - Net realized gain (loss) on investments                                     (32,241)            --        (12,361)       713,316
 - Net change in unrealized appreciation or depreciation on investments        334,012             --       (497,798)    (1,308,409)
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     290,816             --       (550,579)      (680,120)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                        7,277,008             --      4,080,091      1,411,940
 - Contract withdrawals and transfers to annuity reserves                     (136,959)            --        (98,722)      (351,522)
 - Contract transfers                                                        7,140,626             --      5,484,597      4,072,015
                                                                         -------------  -------------  -------------  -------------
                                                                            14,280,675             --      9,465,966      5,132,433
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --             --             --
 - Annuity Payments                                                                 --             --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                           14,280,675             --      9,465,966      5,132,433
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     14,571,491             --      8,915,387      4,452,313
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             14,571,491             --      8,915,387     14,435,281
Changes From Operations:
 - Net investment income (loss)                                                (41,842)         1,318        641,049        (59,013)
 - Net realized gain (loss) on investments                                     661,199             89        115,365        468,564
 - Net change in unrealized appreciation or depreciation on investments      2,552,433          2,881      2,111,210        977,048
                                                                         -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                   3,171,790          4,288      2,867,624      1,386,599
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       12,533,867         43,307      8,353,303        168,100
 - Contract withdrawals and transfers to annuity reserves                   (1,858,594)          (670)      (838,451)      (720,628)
 - Contract transfers                                                       16,311,856         10,858      6,847,621       (349,438)
                                                                         -------------  -------------  -------------  -------------
                                                                            26,987,129         53,495     14,362,473       (901,966)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         --             --             --             --
 - Annuity Payments                                                                 --             --             --             --
 - Receipt (reimbursement) of mortality guarantee adjustments                       --             --             --             --
                                                                         -------------  -------------  -------------  -------------
                                                                                    --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                           26,987,129         53,495     14,362,473       (901,966)
                                                                         -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     30,158,919         57,783     17,230,097        484,633
                                                                         -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $  44,730,410  $      57,783  $  26,145,484  $  14,919,914
                                                                         =============  =============  =============  =============

See accompanying notes.

                                                                              MFS VIT
                                                                               CORE             MFS VIT           MFS VIT
                                                                              EQUITY            GROWTH            GROWTH
                                                                              SERVICE           INITIAL           SERVICE
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $     2,729,647   $     3,148,241   $    14,515,038
Changes From Operations:
 - Net investment income (loss)                                                   (23,981)          (36,171)         (264,042)
 - Net realized gain (loss) on investments                                        126,927           (35,440)          917,966
 - Net change in unrealized appreciation or depreciation on investments          (163,830)           28,140        (1,386,788)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                        (60,884)          (43,471)         (732,864)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                               1,427               679         3,648,885
 - Contract withdrawals and transfers to annuity reserves                        (322,860)         (375,644)       (1,267,920)
 - Contract transfers                                                            (122,313)          (63,375)        2,443,009
                                                                          ---------------   ---------------   ---------------
                                                                                 (443,746)         (438,340)        4,823,974
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --            (2,564)             (186)
 - Receipt (reimbursement) of mortality guarantee adjustments                          --             1,046                --
                                                                          ---------------   ---------------   ---------------
                                                                                       --            (1,518)             (186)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                (443,746)         (439,858)        4,823,788
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (504,630)         (483,329)        4,090,924
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                 2,225,017         2,664,912        18,605,962
Changes From Operations:
 - Net investment income (loss)                                                   (25,263)          (39,706)         (373,285)
 - Net realized gain (loss) on investments                                        122,043             9,035         1,328,199
 - Net change in unrealized appreciation or depreciation on investments           194,034           437,367         1,886,820
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                        290,814           406,696         2,841,734
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                               2,434             5,549         3,160,579
 - Contract withdrawals and transfers to annuity reserves                        (326,574)         (263,705)       (1,904,930)
 - Contract transfers                                                             (47,868)          (40,681)        1,792,537
                                                                          ---------------   ---------------   ---------------
                                                                                 (372,008)         (298,837)        3,048,186
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                    --                10                --
 - Receipt (reimbursement) of mortality guarantee adjustments                          --           (16,252)               --
                                                                          ---------------   ---------------   ---------------
                                                                                       --           (16,242)               --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                                (372,008)         (315,079)        3,048,186
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (81,194)           91,617         5,889,920
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $     2,143,823   $     2,756,529   $    24,495,882
                                                                          ===============   ===============   ===============

                                                                              MFS VIT           MFS VIT
                                                                               TOTAL             TOTAL            MFS VIT
                                                                              RETURN            RETURN           UTILITIES
                                                                              INITIAL           SERVICE           INITIAL
                                                                               CLASS             CLASS             CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $    14,141,260   $   320,891,076   $    12,359,268
Changes From Operations:
 - Net investment income (loss)                                                   144,771         2,217,903           210,800
 - Net realized gain (loss) on investments                                         47,866             5,495           403,867
 - Net change in unrealized appreciation or depreciation on investments          (135,577)       (2,431,051)           14,610
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                         57,060          (207,653)          629,277
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                             137,562         9,032,959            23,785
 - Contract withdrawals and transfers to annuity reserves                      (2,019,365)      (33,981,717)       (1,713,394)
 - Contract transfers                                                            (558,000)       (8,297,099)         (503,309)
                                                                          ---------------   ---------------   ---------------
                                                                               (2,439,803)      (33,245,857)       (2,192,918)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                (2,698)          (12,309)          (10,942)
 - Receipt (reimbursement) of mortality guarantee adjustments                          53            (1,141)            3,402
                                                                          ---------------   ---------------   ---------------
                                                                                   (2,645)          (13,450)           (7,540)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              (2,442,448)      (33,259,307)       (2,200,458)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (2,385,388)      (33,466,960)       (1,571,181)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                                11,755,872       287,424,116        10,788,087
Changes From Operations:
 - Net investment income (loss)                                                   148,033         2,501,419           547,207
 - Net realized gain (loss) on investments                                        127,300         2,214,741           392,568
 - Net change in unrealized appreciation or depreciation on investments           791,220        20,409,000           234,512
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                      1,066,553        25,125,160         1,174,287
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                              10,059         1,975,993           138,132
 - Contract withdrawals and transfers to annuity reserves                      (1,841,618)      (33,169,305)       (1,547,554)
 - Contract transfers                                                            (275,486)       (2,969,494)         (362,807)
                                                                          ---------------   ---------------   ---------------
                                                                               (2,107,045)      (34,162,806)       (1,772,229)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                            --                --                --
 - Annuity Payments                                                                (2,685)          (12,383)           (8,002)
 - Receipt (reimbursement) of mortality guarantee adjustments                          27             1,563           (27,343)
                                                                          ---------------   ---------------   ---------------
                                                                                   (2,658)          (10,820)          (35,345)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              (2,109,703)      (34,173,626)       (1,807,574)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (1,043,150)       (9,048,466)         (633,287)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $    10,712,722   $   278,375,650   $    10,154,800
                                                                          ===============   ===============   ===============

                                                                                                MORGAN
                                                                                                STANLEY
                                                                              MFS VIT             UIF             NB AMT
                                                                             UTILITIES          CAPITAL           MID CAP
                                                                              SERVICE           GROWTH           GROWTH I
                                                                               CLASS           CLASS II            CLASS
                                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                             $   176,418,368   $     1,257,711   $    53,220,622
Changes From Operations:
 - Net investment income (loss)                                                 2,601,034           (12,885)         (801,816)
 - Net realized gain (loss) on investments                                      3,150,618            65,784         4,471,252
 - Net change in unrealized appreciation or depreciation on investments         2,571,192          (109,297)       (3,947,591)
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                      8,322,844           (56,398)         (278,155)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          16,200,851           145,663           349,567
 - Contract withdrawals and transfers to annuity reserves                     (18,662,386)          (48,355)       (7,490,048)
 - Contract transfers                                                           4,795,660           164,638        (3,096,433)
                                                                          ---------------   ---------------   ---------------
                                                                                2,334,125           261,946       (10,236,914)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         9,907                --                --
 - Annuity Payments                                                               (17,142)               --            (1,492)
 - Receipt (reimbursement) of mortality guarantee adjustments                         548                --               655
                                                                          ---------------   ---------------   ---------------
                                                                                   (6,687)               --              (837)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                               2,327,438           261,946       (10,237,751)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        10,650,282           205,548       (10,515,906)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                               187,068,650         1,463,259        42,704,716
Changes From Operations:
 - Net investment income (loss)                                                 9,578,620           (14,567)         (670,921)
 - Net realized gain (loss) on investments                                      3,622,063           118,315         4,680,174
 - Net change in unrealized appreciation or depreciation on investments         8,186,917            89,482           413,549
                                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     21,387,600           193,230         4,422,802
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          11,585,690             1,882           373,806
 - Contract withdrawals and transfers to annuity reserves                     (20,150,241)         (108,648)       (5,939,916)
 - Contract transfers                                                           2,569,404            35,384        (4,675,765)
                                                                          ---------------   ---------------   ---------------
                                                                               (5,995,147)          (71,382)      (10,241,875)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                         8,736                --                --
 - Annuity Payments                                                               (19,639)               --              (392)
 - Receipt (reimbursement) of mortality guarantee adjustments                      (1,095)               --            (8,665)
                                                                          ---------------   ---------------   ---------------
                                                                                  (11,998)               --            (9,057)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                              (6,007,145)          (71,382)      (10,250,932)
                                                                          ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        15,380,455           121,848        (5,828,130)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                           $   202,449,105   $     1,585,107   $    36,876,586
                                                                          ===============   ===============   ===============

                                                                                                           PIMCO
                                                                            NB AMT     OPPENHEIMER          VIT
                                                                           MID CAP        GLOBAL     COMMODITYREALRETURN
                                                                          INTRINSIC     SECURITIES        STRATEGY
                                                                           VALUE I       SERVICE          ADVISOR
                                                                            CLASS         CLASS            CLASS
                                                                          SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $ 55,143,709  $  3,814,587  $        11,842,341
Changes From Operations:
 - Net investment income (loss)                                              (496,589)       (7,626)           1,939,936
 - Net realized gain (loss) on investments                                  1,331,664        62,846               50,504
 - Net change in unrealized appreciation or depreciation on investments    (4,506,814)     (680,365)          (3,361,576)
                                                                         ------------  ------------  -------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                 (3,671,739)     (625,145)          (1,371,136)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                         422,416     1,019,326            2,118,409
 - Contract withdrawals and transfers to annuity reserves                  (7,153,072)     (188,529)          (1,650,296)
 - Contract transfers                                                      (4,605,529)    2,763,039            3,359,405
                                                                         ------------  ------------  -------------------
                                                                          (11,336,185)    3,593,836            3,827,518
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                    24,639            --                4,148
 - Annuity Payments                                                           (12,876)           --               (3,883)
 - Receipt (reimbursement) of mortality guarantee adjustments                      43            --                  (18)
                                                                         ------------  ------------  -------------------
                                                                               11,806            --                  247
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                         (11,324,379)    3,593,836            3,827,765
                                                                         ------------  ------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (14,996,118)    2,968,691            2,456,629
                                                                         ------------  ------------  -------------------
NET ASSETS AT DECEMBER 31, 2011                                            40,147,591     6,783,278           14,298,970
Changes From Operations:
 - Net investment income (loss)                                              (409,959)       71,060              131,364
 - Net realized gain (loss) on investments                                 10,489,849        96,194             (436,182)
 - Net change in unrealized appreciation or depreciation on investments    (4,998,733)    1,173,368              656,996
                                                                         ------------  ------------  -------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                  5,081,157     1,340,622              352,178
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                         461,036        80,390            1,315,164
 - Contract withdrawals and transfers to annuity reserves                  (5,836,704)     (324,039)          (2,169,871)
 - Contract transfers                                                      (3,141,674)     (282,052)             164,230
                                                                         ------------  ------------  -------------------
                                                                           (8,517,342)     (525,701)            (690,477)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                        --            --                   --
 - Annuity Payments                                                           (15,207)           --               (4,213)
 - Receipt (reimbursement) of mortality guarantee adjustments                       9            --                 (383)
                                                                         ------------  ------------  -------------------
                                                                              (15,198)           --               (4,596)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                          (8,532,540)     (525,701)            (695,073)
                                                                         ------------  ------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (3,451,383)      814,921             (342,895)
                                                                         ------------  ------------  -------------------
NET ASSETS AT DECEMBER 31, 2012                                          $ 36,696,208  $  7,598,199  $        13,956,075
                                                                         ============  ============  ===================

                                                                            PUTNAM
                                                                          VT GLOBAL       PUTNAM
                                                                            HEALTH      VT GROWTH
                                                                             CARE        & INCOME
                                                                           CLASS IB      CLASS IB
                                                                          SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $  2,883,922  $  2,005,396
Changes From Operations:
 - Net investment income (loss)                                               (21,420)       (6,936)
 - Net realized gain (loss) on investments                                    102,418      (162,076)
 - Net change in unrealized appreciation or depreciation on investments      (151,962)       74,332
                                                                         ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                    (70,964)      (94,680)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                          46,422        70,045
 - Contract withdrawals and transfers to annuity reserves                    (361,960)     (496,045)
 - Contract transfers                                                          80,815      (100,280)
                                                                         ------------  ------------
                                                                             (234,723)     (526,280)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                        --            --
 - Annuity Payments                                                                --            --
 - Receipt (reimbursement) of mortality guarantee adjustments                      --            --
                                                                         ------------  ------------
                                                                                   --            --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                            (234,723)     (526,280)
                                                                         ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (305,687)     (620,960)
                                                                         ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                             2,578,235     1,384,436
Changes From Operations:
 - Net investment income (loss)                                               (16,345)        1,719
 - Net realized gain (loss) on investments                                    293,847       (62,401)
 - Net change in unrealized appreciation or depreciation on investments       250,763       279,900
                                                                         ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                    528,265       219,218
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                           9,589        32,906
 - Contract withdrawals and transfers to annuity reserves                    (501,591)     (280,836)
 - Contract transfers                                                       2,399,508       (70,404)
                                                                         ------------  ------------
                                                                            1,907,506      (318,334)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                        --            --
 - Annuity Payments                                                                --            --
 - Receipt (reimbursement) of mortality guarantee adjustments                      --            --
                                                                         ------------  ------------
                                                                                   --            --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                                           1,907,506      (318,334)
                                                                         ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     2,435,771       (99,116)
                                                                         ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                          $  5,014,006  $  1,285,320
                                                                         ============  ============

See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Variable Annuity Account N (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of twenty-two products as follows:

-  Lincoln ChoicePlus
-  Lincoln ChoicePlus Access
-  Lincoln ChoicePlus Bonus
-  Lincoln ChoicePlus II
-  Lincoln ChoicePlus II Access
-  Lincoln ChoicePlus II Advance
-  Lincoln ChoicePlus II Bonus
-  Lincoln ChoicePlus Design
-  Lincoln ChoicePlus Assurance A Share
-  Lincoln ChoicePlus Assurance B Share
-  Lincoln ChoicePlus Assurance Bonus
-  Lincoln ChoicePlus Assurance C Share
-  Lincoln ChoicePlus Assurance L Share
-  Lincoln ChoicePlus Assurance A Class
-  Lincoln ChoicePlus Assurance B Class
-  Lincoln ChoicePlus Signature
-  Lincoln ChoicePlus Rollover
-  Lincoln ChoicePlus Fusion
-  Lincoln Investment Solutions
-  Lincoln ChoicePlus Assurance Series B Share
-  Lincoln ChoicePlus Assurance Series C Share
-  Lincoln ChoicePlus Assurance Series L Share

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates.

Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of two hundred twenty-four available mutual funds (the Funds) of twenty-one diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
  ABVPSF Global Thematic Growth Class A Portfolio**
  ABVPSF Global Thematic Growth Class B Portfolio
  ABVPSF Growth and Income Class A Portfolio**
  ABVPSF Growth and Income Class B Portfolio
  ABVPSF International Value Class A Portfolio**
  ABVPSF International Value Class B Portfolio
  ABVPSF Large Cap Growth Class B Portfolio
  ABVPSF Small/Mid Cap Value Class A Portfolio**
  ABVPSF Small/Mid Cap Value Class B Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
  American Century VP Inflation Protection Class I Fund** American Century VP Inflation Protection Class II Fund
American Funds Insurance Series (American Funds):
  American Funds Asset Allocation Class 1 Fund**
  American Funds Blue Chip Income and Growth Class 1 Fund American Funds Bond Class 1 Fund
  American Funds Global Balanced Class 1 Fund
  American Funds Global Bond Class 1 Fund
  American Funds Global Discovery Class 1 Fund
  American Funds Global Growth Class 1 Fund
  American Funds Global Growth Class 2 Fund
  American Funds Global Growth and Income Class 1 Fund**
  American Funds Global Small Capitalization Class 1 Fund** American Funds Global Small Capitalization Class 2 Fund American Funds Growth Class 1 Fund
  American Funds Growth Class 2 Fund
  American Funds Growth-Income Class 1 Fund
  American Funds Growth-Income Class 2 Fund
  American Funds High-Income Bond Class 1 Fund
  American Funds International Class 1 Fund
  American Funds International Class 2 Fund
  American Funds International Growth and Income Class 1 Fund** American Funds Mortgage Class 1 Fund
  American Funds New World Class 1 Fund
  American Funds Protected Asset Allocation Class P1 Fund** American Funds Protected Asset Allocation Class P2 Fund**

  American Funds U.S. Government/AAA-Rated Securities Class 1 Fund BlackRock Variable Series Funds, Inc. (BlackRock):
  BlackRock Global Allocation V.I. Class I Fund
  BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Trust (Delaware VIP):
  Delaware VIP Diversified Income Standard Class Series
  Delaware VIP Diversified Income Service Class Series
  Delaware VIP Emerging Markets Standard Class Series**
  Delaware VIP Emerging Markets Service Class Series
  Delaware VIP High Yield Standard Class Series
  Delaware VIP High Yield Service Class Series
  Delaware VIP International Value Equity Standard Class Series Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
  Delaware VIP REIT Service Class Series
  Delaware VIP Small Cap Value Standard Class Series
  Delaware VIP Small Cap Value Service Class Series
  Delaware VIP Smid Cap Growth Standard Class Series
  Delaware VIP Smid Cap Growth Service Class Series
  Delaware VIP U.S. Growth Standard Class Series**
  Delaware VIP U.S. Growth Service Class Series
  Delaware VIP Value Standard Class Series
  Delaware VIP Value Service Class Series
DWS Variable Series II (DWS):
  DWS Alternative Asset Allocation VIP Class A Portfolio
  DWS Alternative Asset Allocation VIP Class B Portfolio
DWS Investments VIT Funds (DWS):
  DWS Equity 500 Index VIP Class A Portfolio
  DWS Equity 500 Index VIP Class B Portfolio
  DWS Small Cap Index VIP Class A Portfolio
  DWS Small Cap Index VIP Class B Portfolio
Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Contrafund Initial Class Portfolio**
  Fidelity VIP Contrafund Service Class 2 Portfolio
  Fidelity VIP Equity-Income Initial Class Portfolio
  Fidelity VIP Equity-Income Service Class 2 Portfolio
  Fidelity VIP Growth Initial Class Portfolio
  Fidelity VIP Growth Service Class 2 Portfolio
  Fidelity VIP Mid Cap Initial Class Portfolio**
  Fidelity VIP Mid Cap Service Class 2 Portfolio
  Fidelity VIP Overseas Initial Class Portfolio
  Fidelity VIP Overseas Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
  FTVIPT Franklin Income Securities Class 1 Fund**
  FTVIPT Franklin Income Securities Class 2 Fund
  FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund** FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund FTVIPT Mutual Shares Securities Class 1 Fund**
  FTVIPT Mutual Shares Securities Class 2 Fund
  FTVIPT Templeton Global Bond Securities Class 2 Fund
  FTVIPT Templeton Growth Securities Class 2 Fund
Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
  Goldman Sachs VIT Large Cap Value Service Class Fund
Hunting VA Funds:
  Huntington VA Balanced Fund
  Huntington VA Dividend Capture Fund
Invesco Variable Insurance Funds (Invesco V.I.):
  Invesco V.I. Core Equity Series I Fund
  Invesco V.I. Core Equity Series II Fund
  Invesco V.I. International Growth Series I Fund
  Invesco V.I. International Growth Series II Fund
  Invesco Van Kampen V.I. American Franchise Series I Fund
  Invesco Van Kampen V.I. American Franchise Series II Fund
Janus Aspen Series:
  Janus Aspen Series Balanced Service Class Portfolio
  Janus Aspen Series Enterprise Service Class Portfolio
  Janus Aspen Series Worldwide Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
  LVIP American Balanced Allocation Standard Class Fund
  LVIP American Global Growth Service Class II Fund
  LVIP American Global Small Capitalization Service Class II Fund LVIP American Growth Allocation Standard Class Fund
  LVIP American Growth Service Class II Fund
  LVIP American Growth-Income Service Class II Fund
  LVIP American Income Allocation Standard Class Fund**
  LVIP American International Service Class II Fund
  LVIP American Preservation Standard Class Fund**
  LVIP American Preservation Service Class Fund**
  LVIP Baron Growth Opportunities Standard Class Fund**
  LVIP Baron Growth Opportunities Service Class Fund
  LVIP BlackRock Emerging Markets Index RPM Standard Class Fund** LVIP BlackRock Emerging Markets Index RPM Service Class Fund
  LVIP BlackRock Equity Dividend RPM Standard Class Fund**

  LVIP BlackRock Equity Dividend RPM Service Class Fund
  LVIP BlackRock Inflation Protected Bond Standard Class Fund
  LVIP BlackRock Inflation Protected Bond Service Class Fund
  LVIP Capital Growth Standard Class Fund**
  LVIP Capital Growth Service Class Fund
  LVIP Clarion Global Real Estate Standard Class Fund**
  LVIP Clarion Global Real Estate Service Class Fund
  LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund**
  LVIP Columbia Small-Mid Cap Growth RPM Service Class Fund
  LVIP Delaware Bond Standard Class Fund
  LVIP Delaware Bond Service Class Fund
  LVIP Delaware Diversified Floating Rate Standard Class Fund
  LVIP Delaware Diversified Floating Rate Service Class Fund
  LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Aggressive Allocation Service Class Fund
  LVIP Delaware Foundation Conservative Allocation Standard Class Fund** LVIP Delaware Foundation Conservative Allocation Service Class Fund** LVIP Delaware Foundation Moderate Allocation Standard Class Fund** LVIP Delaware Foundation Moderate Allocation Service Class Fund**
  LVIP Delaware Growth and Income Standard Class Fund**
  LVIP Delaware Growth and Income Service Class Fund
  LVIP Delaware Social Awareness Standard Class Fund
  LVIP Delaware Social Awareness Service Class Fund
  LVIP Delaware Special Opportunities Standard Class Fund**
  LVIP Delaware Special Opportunities Service Class Fund
  LVIP Dimensional Non-U.S. Equity Standard Class Fund
  LVIP Dimensional Non-U.S. Equity Service Class Fund
  LVIP Dimensional U.S. Equity Standard Class Fund
  LVIP Dimensional U.S. Equity Service Class Fund
  LVIP Dimensional/Vanguard Total Bond Standard Class Fund
  LVIP Dimensional/Vanguard Total Bond Service Class Fund
  LVIP Global Income Standard Class Fund**
  LVIP Global Income Service Class Fund
  LVIP JPMorgan High Yield Standard Class Fund**
  LVIP JPMorgan High Yield Service Class Fund
  LVIP JPMorgan Mid Cap Value RPM Standard Class Fund**
  LVIP JPMorgan Mid Cap Value RPM Service Class Fund
  LVIP MFS International Growth Standard Class Fund**
  LVIP MFS International Growth Service Class Fund
  LVIP MFS Value Standard Class Fund**
  LVIP MFS Value Service Class Fund
  LVIP Mid-Cap Value Standard Class Fund**
  LVIP Mid-Cap Value Service Class Fund
  LVIP Mondrian International Value Standard Class Fund
  LVIP Mondrian International Value Service Class Fund
  LVIP Money Market Standard Class Fund
  LVIP Money Market Service Class Fund
  LVIP Protected Profile 2010 Service Class Fund
  LVIP Protected Profile 2020 Service Class Fund
  LVIP Protected Profile 2030 Service Class Fund
  LVIP Protected Profile 2040 Service Class Fund
  LVIP Protected American Balanced Allocation Standard Class Fund**
  LVIP Protected American Growth Allocation Standard Class Fund**
  LVIP Protected Profile Conservative Standard Class Fund
  LVIP Protected Profile Conservative Service Class Fund
  LVIP Protected Profile Growth Standard Class Fund**
  LVIP Protected Profile Growth Service Class Fund
  LVIP Protected Profile Moderate Standard Class Fund**
  LVIP Protected Profile Moderate Service Class Fund
  LVIP SSgA Bond Index Standard Class Fund
  LVIP SSgA Bond Index Service Class Fund
  LVIP SSgA Conservative Index Allocation Standard Class Fund**
  LVIP SSgA Conservative Index Allocation Service Class Fund
  LVIP SSgA Conservative Structured Allocation Standard Class Fund** LVIP SSgA Conservative Structured Allocation Service Class Fund
  LVIP SSgA Developed International 150 Standard Class Fund**
  LVIP SSgA Developed International 150 Service Class Fund
  LVIP SSgA Emerging Markets 100 Standard Class Fund
  LVIP SSgA Emerging Markets 100 Service Class Fund
  LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
  LVIP SSgA Global Tactical Allocation RPM Service Class Fund

  LVIP SSgA International Index Standard Class Fund
  LVIP SSgA International Index Service Class Fund
  LVIP SSgA Large Cap 100 Standard Class Fund
  LVIP SSgA Large Cap 100 Service Class Fund
  LVIP SSgA Moderate Index Allocation Standard Class Fund**
  LVIP SSgA Moderate Index Allocation Service Class Fund
  LVIP SSgA Moderate Structured Allocation Standard Class Fund**
  LVIP SSgA Moderate Structured Allocation Service Class Fund
  LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
  LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
  LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
  LVIP SSgA S&P 500 Index Service Class Fund
  LVIP SSgA Small-Cap Index Standard Class Fund
  LVIP SSgA Small-Cap Index Service Class Fund
  LVIP SSgA Small-Mid Cap 200 Standard Class Fund
  LVIP SSgA Small-Mid Cap 200 Service Class Fund
  LVIP T. Rowe Price Growth Stock Standard Class Fund**
  LVIP T. Rowe Price Growth Stock Service Class Fund
  LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
  LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund
  LVIP Templeton Growth RPM Standard Class Fund**
  LVIP Templeton Growth RPM Service Class Fund
  LVIP UBS Large Cap Growth RPM Standard Class Fund
  LVIP UBS Large Cap Growth RPM Service Class Fund
  LVIP Vanguard Domestic Equity ETF Standard Class Fund
  LVIP Vanguard Domestic Equity ETF Service Class Fund
  LVIP Vanguard International Equity ETF Standard Class Fund
  LVIP Vanguard International Equity ETF Service Class Fund
Lord Abbett Securities Trust (Lord Abbett):
  Lord Abbett Fundamental Equity Class VC Portfolio
MFS Variable Insurance Trust (MFS VIT):
  MFS VIT Core Equity Service Class Series
  MFS VIT Growth Initial Class Series
  MFS VIT Growth Service Class Series
  MFS VIT Total Return Initial Class Series
  MFS VIT Total Return Service Class Series
  MFS VIT Utilities Initial Class Series
  MFS VIT Utilities Service Class Series
Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):
  Morgan Stanley UIF Capital Growth Class II Portfolio
Neuberger Berman Advisers Management Trust (NB AMT):
  NB AMT Mid Cap Growth I Class Portfolio
  NB AMT Mid Cap Intrinsic Value I Class Portfolio
Oppenheimer Variable Account Funds (Oppenheimer):
  Oppenheimer Global Securities Service Class Fund/VA
PIMCO Variable Insurance Trust (PIMCO VIT):
  PIMCO VIT CommodityRealReturn Strategy Administrative Class Portfolio** PIMCO VIT CommodityRealReturn Strategy Advisor Class Portfolio
Putnam Variable Trust (Putnam VT):
  Putnam VT Global Health Care Class IB Fund
  Putnam VT Growth & Income Class IB Fund

*  Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2012

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2012. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2011, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011:

American Funds Asset Allocation Class 1 Fund
American Funds Blue Chip Income & Growth Class 1 Fund
American Funds Bond Class 1 Fund
American Funds Global Balanced Class 1 Fund
American Funds Global Bond Class 1 Fund
American Funds Global Discovery Class 1 Fund
American Funds Global Growth and Income Class 1 Fund
American Funds High-Income Bond Class 1 Fund
American Funds International Growth and Income Class 1 Fund
American Funds Mortgage Class 1 Fund
American Funds New World Class 1 Fund
American Funds U.S. Government/AAA-Rated Securities Class 1 Fund
Huntington VA Balanced Fund
Huntington VA Dividend Capture Fund
LVIP American Balanced Allocation Standard Class Fund
LVIP American Growth Allocation Standard Class Fund
LVIP American Income Allocation Standard Class Fund
LVIP Dimensional Non-U.S. Equity Standard Class Fund
LVIP Dimensional Non-U.S. Equity Service Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund
LVIP Dimensional U.S. Equity Service Class Fund
LVIP Dimensional/Vanguard Total Bond Standard Class Fund
LVIP Dimensional/Vanguard Total Bond Service Class Fund
LVIP Vanguard Domestic Equity ETF Standard Class Fund
LVIP Vanguard Domestic Equity ETF Service Class Fund
LVIP Vanguard International Equity ETF Standard Class Fund
LVIP Vanguard International Equity ETF Service Class Fund

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                                                          NEW FUND NAME
------------------------------------------------------------------------------------------------------------------------------
LVIP Wilshire 2010 Profile Service Class Fund                          LVIP Protected Profile 2010 Service Class Fund
LVIP Wilshire 2020 Profile Service Class Fund                          LVIP Protected Profile 2020 Service Class Fund
LVIP Wilshire 2030 Profile Service Class Fund                          LVIP Protected Profile 2030 Service Class Fund
LVIP Wilshire 2040 Profile Service Class Fund                          LVIP Protected Profile 2040 Service Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund                 LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Conservative Profile Service Class Fund                  LVIP Protected Profile Conservative Service Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund        LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Service Class Fund         LVIP Protected Profile Growth Service Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund                     LVIP Protected Profile Moderate Standard Class Fund
LVIP Wilshire Moderate Profile Service Class Fund                      LVIP Protected Profile Moderate Service Class Fund

In the accompanying 2011 Statements of Changes in Net Assets, certain 2011 contract purchases and contract withdrawals have been reclassified to contract transfers. The total net increase/(decrease) in net assets resulting from unit transactions has not changed.

During 2012, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2012, the 2012 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012:

American Funds Protected Asset Allocation Class P1 Fund
American Funds Protected Asset Allocation Class P2 Fund
Invesco Van Kampen V.I. American Franchise Series I Fund
Invesco Van Kampen V.I. American Franchise Series II Fund
LVIP American Preservation Standard Class Fund
LVIP American Preservation Service Class Fund
LVIP BlackRock Emerging Markets Index RPM Standard Class Fund
LVIP BlackRock Emerging Markets Index RPM Service Class Fund
LVIP Delaware Foundation Conservative Allocation Standard Class Fund LVIP Delaware Foundation Conservative Allocation Service Class Fund LVIP Delaware Foundation Moderate Allocation Standard Class Fund LVIP Delaware Foundation Moderate Allocation Service Class Fund
LVIP Protected American Balanced Allocation Standard Class Fund
LVIP Protected American Growth Allocation Standard Class Fund

During 2012, the Invesco V.I. Capital Appreciation Series I Fund and the Invesco V.I. Capital Appreciation Series II Fund ceased to be available as investment options to Variable Account Contract owners.

Also during 2012, the following funds changed their names:

PREVIOUS FUND NAME                                                                        NEW FUND NAME
-------------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio        DWS Alternative Asset Allocation VIP Class A Portfolio
DWS Alternative Asset Allocation Plus VIP Class B Portfolio        DWS Alternative Asset Allocation VIP Class B Portfolio
LVIP Wells Fargo Intrinsic Value Standard Class Fund               LVIP BlackRock Equity Dividend RPM Standard Class Fund
LVIP Wells Fargo Intrinsic Value Service Class Fund                LVIP BlackRock Equity Dividend RPM Service Class Fund
LVIP Cohen & Steers Global Real Estate Standard Class Fund         LVIP Clarion Global Real Estate Standard Class Fund
LVIP Cohen & Steers Global Real Estate Service Class Fund          LVIP Clarion Global Real Estate Service Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund                     LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
LVIP Turner Mid-Cap Growth Service Class Fund                      LVIP Columbia Small-Mid Cap Growth RPM Service Class Fund
LVIP Columbia Value Opportunities Standard Class Fund              LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP Columbia Value Opportunities Service Class Fund               LVIP JPMorgan Mid Cap Value RPM Service Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund           LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Service Class Fund            LVIP SSgA Global Tactical Allocation RPM Service Class Fund
LVIP Templeton Growth Standard Class Fund                          LVIP Templeton Growth RPM Standard Class Fund
LVIP Templeton Growth Service Class Fund                           LVIP Templeton Growth RPM Service Class Fund
LVIP Janus Capital Appreciation Standard Class Fund                LVIP UBS Large Cap Growth RPM Standard Class Fund
LVIP Janus Capital Appreciation Service Class Fund                 LVIP UBS Large Cap Growth RPM Service Class Fund
NB AMT Regency I Class Portfolio                                   NB AMT Mid Cap Intrinsic Value I Class Portfolio

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The ranges of rates are as follows for the twenty-two contract types within the Variable
Account:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis).
- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis).
- Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis).
- Lincoln ChoicePlus II at a daily rate of .0035616% to .0073973% (1.30% to 2.70% on an annual basis).
- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis).
- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis).
- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis).
- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis).
- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).
- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).
- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis).
- Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).
- Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).
- Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).
- Lincoln ChoicePlus Signature at a daily rate of .0034247% to .0086301% (1.25% to 3.15% on an annual basis).
- Lincoln ChoicePlus Rollover at a daily rate of .0027397% to .0069863% (1.00% to 2.55% on an annual basis).
- Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (0.80% to 2.35% on an annual basis).
- Lincoln Investment Solutions at a daily rate of .0016438% to .0058904% (0.60% to 2.15% on an annual basis).
- Lincoln ChoicePlus Assurance Series B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)
- Lincoln ChoicePlus Assurance Series C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
- Lincoln ChoicePlus Assurance Series L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

In addition, $190,598,899 and $146,587,123 was retained by the Company for contract charges and surrender charges during 2012 and 2011, respectively.

For the Lincoln ChoicePlus Assurance A Share and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. For the years ending December 31, 2012 and 2011, sales charges amounted to $4,394,985 and $13,469,536, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2012, follows:

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS     RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
           2012                   0.65%    2.95% $   3.91  $  15.39    2,753,447  $    24,004,879       9.95%     12.51%       0.00%
           2011                   0.65%    2.95%     3.51     13.84    2,984,851       22,863,398     -25.57%    -23.91%       0.34%
           2010                   0.65%    2.85%     4.67     18.41    3,004,150       29,512,963      15.25%     17.81%       2.00%
           2009                   0.65%    2.85%     4.01     15.82    3,372,425       27,481,352      48.84%     52.12%       0.00%
           2008                   0.65%    2.85%     2.67     10.52    3,262,920       16,985,544     -48.92%    -48.07%       0.00%

ABVPSF GROWTH AND INCOME CLASS B
           2012                   0.65%    3.15%     9.81     16.81   11,502,329      150,854,074      13.84%     16.49%       1.33%
           2011                   0.65%    2.95%     8.60     14.60   12,608,426      144,047,406       3.09%      5.38%       1.10%
           2010                   0.65%    2.85%     8.35     14.03   13,986,390      153,878,947       9.63%     12.07%       0.00%
           2009                   0.65%    2.85%     7.47     12.67   14,537,403      145,245,860      16.97%     19.57%       3.54%
           2008                   0.65%    2.85%     6.73     10.72   14,925,347      128,497,995     -42.34%    -41.37%       1.77%

ABVPSF INTERNATIONAL VALUE CLASS B
           2012                   0.65%    3.20%     6.05     10.98   28,812,602      197,847,060      10.60%     13.45%       1.39%
           2011                   0.65%    3.20%     5.66      9.26   30,051,265      182,677,468     -21.75%    -19.96%       4.21%
           2010                   0.65%    2.90%     7.10      7.81   23,913,577      177,374,151       1.37%      3.62%       3.08%
           2009                   0.65%    2.85%     6.88      7.58   16,087,503      116,859,013      30.58%     33.49%       1.14%
           2008                   0.65%    2.85%     5.44      5.71   15,725,322       87,885,870     -54.60%    -53.79%       0.88%

ABVPSF LARGE CAP GROWTH CLASS B
           2012                   1.30%    2.80%     6.27     14.65    1,054,995        8,789,778      13.10%     14.72%       0.03%
           2011                   1.30%    2.65%     5.50     12.77    1,335,065        9,727,179      -5.80%     -4.52%       0.09%
           2010                   1.30%    2.65%     5.79     13.38    1,688,466       12,963,373       6.96%      8.41%       0.27%
           2009                   1.30%    2.65%     5.37     12.34    2,076,002       14,747,140      33.52%     35.33%       0.00%
           2008                   1.30%    2.65%     3.99      9.12    2,586,486       13,536,124     -41.40%    -40.60%       0.00%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS     RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
ABVPSF SMALL/MID CAP VALUE CLASS B
           2012                   0.65%    3.20% $  11.00  $  25.04    7,832,184  $   143,146,719      14.80%     17.70%       0.29%
           2011                   0.65%    3.15%    10.09     21.53    8,277,391      131,094,788     -11.19%     -9.21%       0.25%
           2010                   0.65%    2.85%    11.45     24.00    8,248,951      150,623,922      23.04%     25.77%       0.27%
           2009                   0.65%    2.85%     9.13     19.31    7,108,955      104,160,839      38.65%     41.73%       0.88%
           2008                   0.65%    2.85%     6.98     13.79    7,758,456       84,894,668     -37.55%    -36.45%       0.43%

AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
           2012                   0.65%    3.15%    11.15     14.52   34,203,692      473,044,643       4.06%      6.69%       2.41%
           2011                   0.65%    3.15%    11.72     13.70   36,648,252      480,337,366       8.61%     11.02%       4.01%
           2010                   0.65%    2.85%    10.79     12.42   41,433,338      494,227,301       2.15%      4.42%       1.65%
           2009                   0.65%    2.85%    10.56     11.97   33,469,110      387,360,324       7.14%      9.52%       1.88%
           2008                   0.65%    2.85%     9.86     11.00   22,134,456      237,085,710      -4.37%     -2.73%       4.69%

AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH CLASS 1
           2012        3/1/12     0.60%    1.90%    10.48     10.70       51,725          545,963       1.54%      8.47%       2.91%

AMERICAN FUNDS BOND CLASS 1
           2012       5/31/12     0.60%    1.70%    10.65     10.84        9,154           97,818       0.67%      2.23%       3.29%

AMERICAN FUNDS GLOBAL BALANCED CLASS 1
           2012       5/31/12     0.60%    0.65%    10.78     10.79        2,753           29,698      10.94%     12.34%       2.52%

AMERICAN FUNDS GLOBAL BOND CLASS 1
           2012       3/26/12     0.60%    1.70%    10.48     10.67       27,264          289,169      -0.10%      3.57%       4.08%

AMERICAN FUNDS GLOBAL DISCOVERY CLASS 1
           2012       7/18/12     0.65%    0.65%    10.54     10.54        2,542           26,800       8.58%      8.58%       1.04%

AMERICAN FUNDS GLOBAL GROWTH CLASS 1
           2012      12/17/12     0.65%    0.65%    15.84     15.84          477            7,558       0.77%      0.77%       0.61%

AMERICAN FUNDS GLOBAL GROWTH CLASS 2
           2012                   0.65%    3.15%    10.81     17.56   18,726,406      294,366,132      18.76%     21.77%       0.88%
           2011                   0.65%    3.15%     9.76     14.52   21,166,368      277,693,041     -11.45%     -9.48%       1.29%
           2010                   0.65%    2.85%    11.02     16.14   22,438,581      331,309,961       8.61%     11.02%       1.54%
           2009                   0.65%    2.85%    10.07     14.63   20,566,657      279,623,028      38.31%     41.38%       1.42%
           2008                   0.65%    2.85%     7.32     10.42   22,029,895      216,967,583     -40.12%    -39.06%       2.00%

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
           2012                   0.65%    3.15%     9.26     26.99   28,256,850      412,911,878      14.52%     17.41%       1.34%
           2011                   0.65%    3.15%     8.88     23.26   27,803,290      361,902,049     -21.42%    -19.67%       1.32%
           2010                   0.65%    2.85%    11.10     29.31   23,033,389      405,935,380      18.98%     21.62%       1.76%
           2009                   0.65%    2.85%     9.16     24.39   18,454,035      288,154,824      56.77%     60.25%       0.28%
           2008                   0.65%    2.85%     6.29     15.40   16,178,894      174,409,032     -54.83%    -54.03%       0.00%

AMERICAN FUNDS GROWTH CLASS 1
           2012       7/18/12     0.65%    1.70%    15.93     16.54       11,356          181,628       6.66%      8.59%       0.86%

AMERICAN FUNDS GROWTH CLASS 2
           2012                   0.65%    3.20%    10.35     20.46  104,648,159    1,577,540,044      14.24%     17.13%       0.76%
           2011                   0.65%    3.15%     8.94     17.67  122,382,686    1,598,331,081      -6.97%     -4.90%       0.60%
           2010                   0.65%    2.85%     9.51     18.81  139,384,213    1,945,075,727      15.35%     17.91%       0.73%
           2009                   0.65%    2.85%     8.16     16.14  143,144,088    1,713,386,575      35.49%     38.51%       0.69%
           2008                   0.65%    2.85%     5.96     11.80  126,204,408    1,096,444,796     -45.55%    -44.58%       0.87%

AMERICAN FUNDS GROWTH-INCOME CLASS 1
           2012      12/17/12     0.65%    0.65%    15.68     15.68          480            7,525       0.14%      0.14%       0.87%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
           2012                   0.60%    3.20%    10.11     17.73  141,043,265    1,889,206,205      13.84%     16.78%       1.59%
           2011                   0.60%    3.15%     8.84     15.37  152,637,821    1,782,292,860      -4.59%     -2.42%       1.54%
           2010                   0.60%    2.85%     9.19     15.95  160,676,140    1,965,743,078       8.30%     10.70%       1.51%
           2009                   0.65%    2.85%     8.34     14.58  154,732,127    1,766,480,965      27.55%     30.39%       1.70%
           2008                   0.65%    2.85%     6.69     11.32  133,043,914    1,213,955,684     -39.60%    -38.53%       1.82%

AMERICAN FUNDS HIGH-INCOME BOND CLASS 1
           2012       3/26/12     0.60%    1.90%    10.67     10.90       15,785          170,366       0.25%      7.13%      15.17%

AMERICAN FUNDS INTERNATIONAL CLASS 1
           2012        8/7/12     1.70%    1.70%    13.21     13.21       12,512          165,249       8.46%      8.46%       1.63%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS     RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INTERNATIONAL CLASS 2
           2012                   0.65%    3.15% $   9.62  $  22.75   46,582,914  $   700,805,428      14.25%     17.14%       1.49%
           2011                   0.65%    3.15%     8.52     19.65   46,345,677      622,060,997     -16.39%    -14.52%       1.76%
           2010                   0.65%    2.85%    10.06     23.27   47,415,131      763,935,853       4.22%      6.54%       2.09%
           2009                   0.65%    2.85%     9.52     22.11   45,438,851      690,446,358      39.05%     42.15%       1.49%
           2008                   0.65%    2.85%     6.75     15.74   52,149,321      567,950,440     -43.75%    -42.76%       2.03%

AMERICAN FUNDS MORTGAGE CLASS 1
           2012       6/22/12     0.65%    1.90%    10.35     10.56       14,108          147,411      -0.50%      0.49%       0.80%

AMERICAN FUNDS NEW WORLD CLASS 1
           2012       6/22/12     0.65%    1.90%     9.82     10.03        2,740           27,382      15.20%     16.03%       1.74%

AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 1
           2012       5/31/12     0.60%    1.90%    10.48     10.70        6,133           64,936      -0.37%      0.30%       1.57%

BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
           2012        9/4/12     0.60%    0.90%    13.28     13.41        5,032           67,220      -0.04%      3.55%       4.39%

BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
           2012                   0.60%    3.20%    10.16     13.30   99,634,318    1,265,422,400       6.51%      9.31%       1.54%
           2011                   0.60%    3.20%    10.23     12.17   88,294,663    1,039,089,031      -6.40%     -4.22%       2.89%
           2010                   0.60%    2.90%    12.25     12.69   49,546,291      617,625,604       6.68%      9.05%       1.72%
           2009       6/30/09     0.65%    2.85%    11.48     11.64   17,623,448      203,695,578       1.44%     15.58%       2.31%

DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
           2012      12/14/12     0.65%    0.65%    14.32     14.32        4,298           61,548       0.06%      0.06%       0.00%

DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
           2012                   0.65%    3.20%    10.57     16.62   91,557,117    1,400,398,415       3.56%      6.18%       2.94%
           2011                   0.65%    3.15%    10.28     15.76   81,034,287    1,190,826,571       3.12%      5.47%       3.88%
           2010                   0.65%    2.90%    12.70     15.04   69,940,824      998,422,247       4.84%      7.17%       4.24%
           2009                   0.65%    2.85%    12.11     14.12   52,883,597      715,222,239      23.10%     25.84%       5.14%
           2008                   0.65%    2.85%     9.84     11.30   35,059,220      383,243,656      -7.57%     -5.94%       3.55%

DELAWARE VIP EMERGING MARKETS SERVICE CLASS
           2012                   0.65%    3.20%     8.96     45.89   19,252,075      349,984,488      10.59%     13.45%       0.75%
           2011                   0.65%    3.20%     8.67     40.94   18,913,750      308,378,797     -22.25%    -20.52%       1.58%
           2010                   0.65%    2.85%    11.14     52.13   14,644,887      312,915,951      14.89%     17.44%       0.57%
           2009                   0.65%    2.85%     9.92     44.92   11,762,070      223,132,089      72.68%     76.52%       0.94%
           2008                   0.65%    2.85%     5.69     25.76   12,841,316      141,037,891     -53.04%    -52.22%       1.28%

DELAWARE VIP HIGH YIELD STANDARD CLASS
           2012                   1.40%    2.35%    18.05     24.75      557,596       10,126,647      15.09%     16.19%       6.04%
           2011                   1.40%    2.35%    15.54     21.46      334,426        5,252,890       0.00%      0.96%       7.91%
           2010                   1.40%    2.35%    15.39     21.42      750,316       11,622,616      12.64%     13.72%       6.76%
           2009                   1.40%    2.35%    13.53     18.98      574,400        7,859,946      45.52%     46.90%       9.42%
           2008                   1.40%    2.35%     9.21     13.02      862,558        8,034,157     -25.94%    -25.23%       8.20%

DELAWARE VIP HIGH YIELD SERVICE CLASS
           2012                   0.65%    3.15%    11.29     24.93   12,959,675      248,978,115      13.72%     16.59%       8.61%
           2011                   0.65%    3.15%    12.41     21.64   14,588,017      243,741,485      -0.55%      1.67%       8.92%
           2010                   0.65%    2.85%    12.47     21.54   19,118,188      319,535,835      11.69%     14.17%       7.33%
           2009                   0.65%    2.85%    11.14     19.10   17,730,626      265,885,036      44.48%     47.69%       7.18%
           2008                   0.65%    2.85%     8.01     13.09   15,955,990      166,499,584     -26.55%    -25.25%       8.03%

DELAWARE VIP INTERNATIONAL VALUE EQUITY STANDARD CLASS
           2012                   1.40%    2.15%    16.48     18.44       12,932          214,482      12.75%     13.60%       2.57%
           2011                   1.40%    2.15%    14.50     16.35       15,242          222,522     -16.26%    -15.63%       1.26%
           2010                   1.40%    2.15%    17.19     19.53       19,350          334,606       8.57%      9.38%       3.98%
           2009                   1.40%    2.15%    15.72     17.99       23,655          373,841      31.86%     32.86%       3.47%
           2008                   1.40%    2.15%    11.83     13.64       35,587          423,335     -43.65%    -43.22%       2.98%

DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
           2012       6/22/12     0.60%    1.90%    10.13     11.60        6,886           76,979      -0.28%      0.46%       0.91%

DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
           2012                   0.60%    3.20%     9.80     12.39   94,626,180    1,098,789,192      -0.66%      1.91%       1.43%
           2011                   0.60%    3.15%    10.27     12.15   78,519,076      911,377,732      -0.32%      1.94%       1.62%
           2010                   0.60%    2.85%    10.84     11.90   56,532,719      658,386,518       1.36%      3.62%       2.03%
           2009                   0.65%    2.85%    10.72     11.51   32,029,490      362,100,137       9.48%     11.86%       3.33%
           2008                   0.65%    2.80%     9.79     10.35    7,989,474       81,388,856      -3.39%     -1.78%       4.10%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS     RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP REIT STANDARD CLASS
           2012                   1.40%    2.35% $  24.06  $  34.38      130,450  $     4,355,745      14.23%     15.32%       1.60%
           2011                   1.40%    2.35%    21.06     29.81      160,337        4,660,435       8.38%      9.42%       1.62%
           2010                   1.40%    2.35%    19.43     27.25      200,164        5,329,560      24.04%     25.22%       2.80%
           2009                   1.40%    2.35%    15.67     21.76      234,742        4,993,625      20.45%     21.60%       4.94%
           2008                   1.40%    2.35%    13.01     17.89      337,494        5,881,815     -36.57%    -35.97%       2.60%

DELAWARE VIP REIT SERVICE CLASS
           2012                   0.65%    3.20%    10.24     28.47    8,020,243      151,073,344      12.99%     15.85%       1.26%
           2011                   0.65%    3.15%     8.93     24.76    7,381,989      124,874,170       7.51%      9.90%       1.34%
           2010                   0.65%    2.85%     8.46     22.70    6,696,391      110,546,563      23.06%     25.79%       2.55%
           2009                   0.65%    2.85%     7.55     18.18    6,492,661       89,686,763      19.77%     21.89%       4.61%
           2008                   1.10%    2.85%     6.20     14.96    8,564,358       97,607,134     -37.11%    -35.99%       2.14%

DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
           2012                   1.40%    2.35%    23.73     28.80      248,520        7,108,831      11.26%     12.32%       0.60%
           2011                   1.40%    2.35%    21.33     25.64      295,505        7,526,918      -3.63%     -2.70%       0.52%
           2010                   1.40%    2.35%    22.13     26.35      363,786        9,531,790      29.20%     30.43%       0.65%
           2009                   1.40%    2.35%    17.13     20.20      442,151        8,885,188      28.77%     30.00%       1.04%
           2008                   1.40%    2.35%    13.30     15.54      624,210        9,651,885     -31.51%    -30.85%       0.83%

DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
           2012                   0.65%    3.20%    11.36     28.96   18,110,280      325,403,913      10.06%     12.90%       0.35%
           2011                   0.65%    3.20%    10.75     25.85   20,004,931      323,498,204      -4.36%     -2.23%       0.28%
           2010                   0.65%    2.85%    11.62     26.63   17,716,673      309,429,689      28.21%     31.06%       0.46%
           2009                   0.65%    2.85%     8.93     20.47   17,867,130      247,088,668      27.87%     30.72%       0.71%
           2008                   0.65%    2.85%     7.20     15.78   21,006,014      230,267,773     -32.04%    -30.94%       0.46%

DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
           2012                   1.40%    2.35%    19.83     24.98      312,966        7,799,343       8.44%      9.48%       0.24%
           2011                   1.40%    2.35%    18.15     22.82      374,688        8,532,844       5.62%      6.63%       0.98%
           2010       10/8/10     1.40%    2.35%    17.06     21.40      442,067        9,442,351      13.16%     13.41%       0.00%

DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
           2012                   0.65%    3.15%    10.72     23.25    7,728,235      132,109,834       7.28%      9.99%       0.01%
           2011                   0.65%    3.15%     9.86     21.00    7,446,364      115,611,592       4.92%      7.20%       0.74%
           2010       10/8/10     0.65%    2.80%     9.31     19.87    5,869,618       84,963,927      12.98%     13.54%       0.00%

DELAWARE VIP TREND STANDARD CLASS
           2009                   1.40%    2.35%    12.64     15.83      531,817        8,405,150      51.13%     52.58%       0.00%
           2008                   1.40%    2.35%     8.30     10.37      677,030        7,010,663     -47.98%    -47.48%       0.00%

DELAWARE VIP TREND SERVICE CLASS
           2009                   0.65%    2.80%     6.93     14.84    6,221,993       66,463,438      50.11%     53.37%       0.00%
           2008                   0.65%    2.80%     4.57      9.81    7,395,820       52,003,840     -48.33%    -47.47%       0.00%

DELAWARE VIP U.S. GROWTH SERVICE CLASS
           2012                   0.65%    3.15%    11.39     16.29   20,861,489      276,129,824      12.53%     15.20%       0.00%
           2011                   0.65%    3.00%    10.11     14.31   20,137,700      232,573,464       4.48%      6.81%       0.04%
           2010                   0.65%    2.85%     9.68     13.56   11,708,708      124,714,441      10.35%     12.81%       0.00%
           2009                   0.65%    2.85%     8.77     12.17    6,365,710       62,326,594      38.93%     42.02%       0.00%
           2008                   0.65%    2.85%     6.32      8.67    2,886,087       21,229,340     -44.44%    -43.57%       0.00%

DELAWARE VIP VALUE STANDARD CLASS
           2012                   1.40%    2.35%    14.97     19.11      379,166        5,735,340      12.07%     13.14%       2.24%
           2011                   1.40%    2.35%    13.23     16.97      434,858        5,811,505       6.99%      8.01%       2.01%
           2010                   1.40%    2.35%    12.25     15.78      508,244        6,281,230      12.94%     14.02%       2.43%
           2009                   1.40%    2.35%    10.74     13.90      559,770        6,065,594      15.22%     16.32%       3.25%
           2008                   1.40%    2.35%     9.23     11.78      682,623        6,352,152     -34.97%    -34.35%       3.16%

DELAWARE VIP VALUE SERVICE CLASS
           2012                   0.65%    3.20%    10.14     18.65   13,064,224      184,513,961      10.83%     13.69%       1.98%
           2011                   0.65%    3.20%     9.01     16.30   12,147,550      154,062,662       6.19%      8.55%       1.70%
           2010                   0.65%    2.85%     8.38     15.22   10,530,555      125,406,966      12.09%     14.46%       2.20%
           2009                   0.75%    2.85%     7.39     13.47   11,033,921      117,051,364      14.35%     16.77%       2.78%
           2008                   0.75%    2.85%     6.77     11.69    9,940,337       92,632,743     -35.44%    -34.33%       2.59%

DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
           2012       6/22/12     0.60%    1.90%    10.35     13.62        3,133           41,178       0.20%      6.64%       0.00%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS     RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS B
           2012                   0.65%    3.20% $  10.00  $  13.77    3,782,943  $    48,887,063       5.92%      8.66%       3.19%
           2011                   0.65%    3.20%    11.72     12.77    3,156,835       37,965,035      -5.79%     -3.74%       1.01%
           2010                   0.65%    2.80%    12.44     13.38    1,476,223       18,687,740       9.05%     11.42%       0.74%
           2009        7/7/09     0.65%    2.80%    11.41     12.10      285,305        3,278,794      -0.10%     15.38%       0.00%

DWS EQUITY 500 INDEX VIP CLASS A
           2012                   1.30%    2.65%     9.56     16.82    1,573,706       18,587,414      12.67%     14.20%       1.80%
           2011                   1.30%    2.65%     8.41     14.81    1,765,361       18,412,219      -0.83%      0.52%       1.74%
           2010                   1.30%    2.65%     8.41     14.81    2,369,761       24,773,760      11.71%     13.22%       1.94%
           2009                   1.30%    2.65%     7.47     13.15    2,778,210       25,482,492      23.02%     24.69%       2.88%
           2008                   1.30%    2.65%     6.02     10.41    3,279,387       24,170,085     -38.80%    -37.96%       2.55%

DWS EQUITY 500 INDEX VIP CLASS B
           2012                   1.15%    3.05%    10.90     15.77    1,745,099       24,431,454      12.23%     14.10%       1.50%
           2011                   1.15%    2.80%     9.71     13.84    2,068,470       25,866,328      -1.30%      0.34%       1.41%
           2010                   1.15%    2.80%     9.84     13.83    2,867,522       35,007,227      11.36%     13.21%       1.67%
           2009                   1.15%    2.80%     8.76     12.24    3,130,133       33,955,820      22.55%     24.59%       2.53%
           2008                   1.15%    2.80%     7.03      9.84    3,323,686       29,391,732     -39.07%    -38.06%       2.13%

DWS SMALL CAP INDEX VIP CLASS A
           2012                   1.30%    2.65%    11.54     22.32      237,379        4,672,758      13.21%     14.75%       0.90%
           2011                   1.30%    2.65%    10.18     19.02      290,157        5,003,402      -6.92%     -5.65%       0.88%
           2010                   1.30%    2.65%    10.92     20.33      390,509        7,149,169      23.09%     24.76%       0.93%
           2009                   1.30%    2.65%     8.86     16.44      490,142        7,212,160      23.26%     24.94%       1.83%
           2008                   1.30%    2.65%    11.45     13.27      575,785        6,804,093     -35.85%    -34.98%       1.65%

DWS SMALL CAP INDEX VIP CLASS B
           2012                   1.10%    2.80%    11.53     19.44      716,261       11,128,385      12.68%     14.61%       0.67%
           2011                   1.10%    2.80%    10.18     17.00      897,245       12,331,980      -7.21%     -5.62%       0.60%
           2010                   1.10%    2.80%    10.88     18.06    1,109,169       16,421,906      22.63%     24.73%       0.70%
           2009                   1.10%    2.80%     8.73     14.52    1,412,601       16,755,116      22.78%     24.89%       1.69%
           2008                   1.10%    2.80%     6.99     11.65    1,941,075       18,430,158     -36.14%    -35.05%       1.35%

FIDELITY VIP CONTRAFUND SERVICE CLASS 2
           2012                   0.65%    3.20%    10.32     19.65   60,353,643      982,723,808      12.48%     15.39%       1.11%
           2011                   0.65%    3.20%     9.61     17.14   63,087,761      912,428,246      -5.52%     -3.41%       0.81%
           2010                   0.65%    2.85%    10.16     17.87   61,036,851      938,786,812      13.64%     16.17%       1.06%
           2009                   0.65%    2.85%     8.87     15.48   58,487,568      794,109,979      31.66%     34.59%       1.30%
           2008                   0.65%    2.85%     6.78     11.58   48,230,649      500,282,061     -44.30%    -43.32%       0.90%

FIDELITY VIP EQUITY-INCOME INITIAL CLASS
           2012                   1.40%    2.35%    13.73     17.12      417,316        6,035,653      14.58%     15.68%       3.07%
           2011                   1.40%    2.35%    11.89     14.87      468,306        5,855,188      -1.38%     -0.43%       2.36%
           2010                   1.40%    2.35%    11.96     15.00      556,864        6,992,880      12.48%     13.55%       1.73%
           2009                   1.40%    2.35%    10.56     13.27      685,293        7,578,540      27.44%     28.40%       2.17%
           2008                   1.40%    2.15%     8.24     10.19      885,428        7,625,372     -43.88%    -43.45%       2.06%

FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
           2012                   1.30%    2.85%    10.51     16.69    2,313,710       33,091,613      13.77%     15.54%       2.73%
           2011                   1.30%    2.85%     9.21     14.53    2,861,794       35,610,265      -1.98%     -0.65%       2.09%
           2010                   1.30%    2.65%     9.38     14.70    3,620,280       45,488,308      11.91%     13.43%       1.53%
           2009                   1.30%    2.65%     8.37     13.03    4,451,795       49,328,897      26.49%     28.21%       1.98%
           2008                   1.30%    2.65%     6.61     10.22    5,495,296       47,467,613     -44.31%    -43.55%       2.10%

FIDELITY VIP GROWTH INITIAL CLASS
           2012                   1.40%    2.35%    11.69     16.30      399,781        4,693,997      12.03%     13.10%       0.58%
           2011                   1.40%    2.35%    10.34     14.48      460,052        4,775,306      -2.13%     -1.19%       0.34%
           2010                   1.40%    2.35%    10.46     14.72      538,248        5,652,969      21.29%     22.45%       0.26%
           2009                   1.40%    2.35%     8.55     12.08      647,204        5,549,321      25.31%     26.50%       0.43%
           2008                   1.40%    2.35%     6.75      9.41      777,690        5,288,086     -48.40%    -47.90%       0.71%

FIDELITY VIP GROWTH SERVICE CLASS 2
           2012                   0.65%    3.15%     7.16     15.89   10,524,487      128,371,676      10.86%     13.66%       0.41%
           2011                   0.65%    3.15%     6.38     14.15   10,487,630      112,879,306      -2.84%     -0.68%       0.15%
           2010                   0.65%    2.85%     6.49     14.42    6,704,736       72,730,755      20.38%     22.94%       0.03%
           2009                   0.75%    2.85%     5.34     11.86    6,516,911       57,271,821      24.37%     27.01%       0.20%
           2008                   0.65%    2.85%     4.25      9.44    6,858,292       46,897,614     -48.79%    -47.91%       0.61%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS     RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP SERVICE CLASS 2
           2012                   0.65%    3.20% $   9.86  $  15.26   33,298,343  $   479,121,111      10.96%     13.82%       0.39%
           2011                   0.65%    3.20%    10.17     13.49   33,192,208      426,177,922     -13.40%    -11.43%       0.02%
           2010                   0.65%    2.90%    11.75     15.32   27,343,150      403,627,732      24.96%     27.74%       0.14%
           2009                   0.65%    2.85%     9.40     12.07   22,158,329      259,905,147      35.83%     38.85%       0.45%
           2008                   0.65%    2.85%     6.91      8.74   24,760,020      212,067,044     -41.31%    -40.27%       0.24%

FIDELITY VIP OVERSEAS INITIAL CLASS
           2012                   1.40%    2.50%    12.99     18.08      117,396        1,543,100      17.76%     19.06%       1.77%
           2011                   1.40%    2.50%    10.93     15.30      153,184        1,688,755     -18.93%    -18.32%       1.33%
           2010                   1.40%    2.15%    13.38     18.87      169,524        2,285,225      10.71%     11.54%       1.31%
           2009                   1.40%    2.15%    12.00     17.04      212,209        2,561,986      23.84%     24.77%       1.96%
           2008                   1.40%    2.15%     9.61     13.76      278,109        2,693,356     -45.00%    -44.59%       2.30%

FIDELITY VIP OVERSEAS SERVICE CLASS 2
           2012                   0.65%    2.95%     8.91     18.63    5,375,511       70,116,312      16.88%     19.60%       1.59%
           2011                   0.65%    2.95%     7.52     15.68    6,621,278       73,555,411     -19.67%    -17.88%       1.17%
           2010                   0.65%    2.85%     9.25     19.21    6,387,666       87,005,111       9.66%     12.10%       1.25%
           2009                   0.65%    2.85%     8.34     17.25    6,143,849       76,136,561      22.68%     25.40%       1.86%
           2008                   0.65%    2.85%     6.94     13.85    7,199,120       72,016,219     -45.51%    -44.60%       2.44%

FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
           2012                   0.65%    3.20%    11.01     14.86   45,522,467      587,335,783       9.11%     11.92%       6.50%
           2011                   0.65%    3.20%    10.61     12.06   45,492,856      530,064,143      -0.49%      1.72%       5.71%
           2010                   0.65%    2.85%    10.65     11.93   43,099,161      498,814,149       9.51%     11.94%       6.56%
           2009                   0.65%    2.85%     9.72     10.72   40,161,631      419,768,277      31.79%     34.72%       9.07%
           2008                   0.65%    2.85%     7.37      8.01   45,663,538      358,972,880     -31.63%    -30.43%       5.51%

FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
           2012                   0.65%    3.05%     8.30     20.65    6,950,142       95,465,313       7.58%     10.13%       0.00%
           2011                   0.65%    3.00%     7.59     18.98    7,932,229       99,563,324      -7.46%     -5.45%       0.00%
           2010                   0.65%    2.80%     8.09     20.31    8,661,182      115,470,893      24.10%     26.80%       0.00%
           2009                   0.65%    2.80%     6.43     16.21    8,125,612       84,045,660      39.61%     42.64%       0.00%
           2008                   0.65%    2.80%     4.54     11.50    8,416,602       61,007,232     -44.09%    -43.13%       0.00%

FTVIPT MUTUAL SHARES SECURITIES CLASS 2
           2012                   0.60%    3.20%     9.50     13.86   67,978,309      714,861,663      10.70%     13.56%       2.11%
           2011                   0.60%    3.15%     8.54     10.61   66,563,230      615,076,571      -3.83%     -1.64%       2.47%
           2010                   0.60%    2.85%     8.88      9.80   54,494,842      509,112,460       8.07%     10.47%       1.69%
           2009                   0.65%    2.85%     8.15      8.92   38,857,221      332,056,609      22.51%     25.23%       1.91%
           2008                   0.65%    2.85%     6.69      7.17   32,812,982      229,277,740     -38.88%    -37.80%       3.40%

FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
           2012                   0.65%    3.15%    10.78     18.67   31,621,406      568,205,330      11.61%     14.32%       6.41%
           2011                   0.65%    3.05%    14.79     16.43   36,180,320      574,633,153      -3.66%     -1.51%       5.68%
           2010                   0.65%    2.85%    15.36     16.79   40,764,015      663,735,354      11.23%     13.71%       1.44%
           2009                   0.65%    2.85%    13.81     14.85   43,922,491      634,785,795      15.35%     17.91%      13.76%
           2008                   0.65%    2.85%    11.97     12.67   32,135,561      398,547,664       3.22%      5.04%       3.61%

FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
           2012                   1.10%    2.85%     9.71     16.75    3,394,051       46,734,678      17.73%     19.74%       2.05%
           2011                   1.10%    2.80%     8.11     14.09    4,138,216       48,108,484      -9.55%     -7.99%       1.35%
           2010                   1.10%    2.80%     8.82     15.43    4,977,019       63,340,595       4.43%      6.22%       1.38%
           2009                   1.10%    2.80%     8.31     14.64    5,941,949       71,676,759      27.48%     29.67%       3.42%
           2008                   1.10%    2.80%     6.41     11.37    8,941,572       83,661,526     -43.92%    -42.95%       1.79%

GOLDMAN SACHS VIT LARGE CAP VALUE SERVICE CLASS
           2012                   0.65%    2.60%    11.06     14.59   11,719,759      160,364,887      15.77%     18.05%       1.11%
           2011                   0.65%    2.60%    10.01     12.36   13,467,908      156,722,125      -9.51%     -7.87%       1.32%
           2010                   0.65%    2.45%    12.91     13.41    7,082,817       94,298,079       8.21%     10.17%       1.10%
           2009                   0.65%    2.45%    12.05     12.09    1,764,860       21,433,908      16.05%     16.35%       5.61%
           2008      12/18/08     1.30%    1.55%    10.39     10.39        3,757           39,029       2.82%      4.56%       2.59%

HUNTINGTON VA BALANCED
           2012                   1.10%    2.65%    10.25     10.51      261,079        2,726,151       6.64%      8.25%       1.74%
           2011       6/13/11     1.15%    2.65%     9.62      9.71       96,988          939,589      -2.89%      5.80%       1.55%

HUNTINGTON VA DIVIDEND CAPTURE
           2012                   1.10%    2.20%    10.65     10.84      105,834        1,143,254       9.04%     10.19%       4.76%
           2011       6/29/11     1.15%    2.20%     9.77      9.83       32,379          317,940      -0.64%      9.19%       6.87%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS     RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION SERIES I
           2011                   1.40%    2.15% $   3.73  $  11.54      430,501  $     2,450,534      -9.87%     -9.19%       0.15%
           2010                   1.40%    2.35%     4.12     12.80      507,972        3,167,577      12.80%     13.88%       0.73%
           2009                   1.40%    2.35%     3.64     11.32      603,996        3,291,006      18.27%     19.40%       0.61%
           2008                   1.40%    2.35%     3.06      9.56      748,284        3,358,095     -43.83%    -43.29%       0.00%

INVESCO V.I. CAPITAL APPRECIATION SERIES II
           2011                   1.30%    2.15%     8.34     11.26      137,771        1,219,587     -10.07%     -9.30%       0.00%
           2010                   1.30%    2.35%     9.25     12.53      169,708        1,684,412      12.53%     13.72%       0.52%
           2009                   1.30%    2.35%     8.19     10.95      200,661        1,748,252      17.92%     19.16%       0.26%
           2008                   1.30%    2.35%     6.92      9.29      273,162        1,996,280     -43.96%    -43.37%       0.00%

INVESCO V.I. CORE EQUITY SERIES I
           2012                   1.40%    2.35%     8.11     16.27      760,319        8,273,284      11.24%     12.30%       0.95%
           2011                   1.40%    2.35%     7.25     14.60      923,568        8,890,121      -2.39%     -1.45%       0.93%
           2010                   1.40%    2.35%     7.39     14.92    1,084,566       10,646,779       7.01%      8.03%       0.95%
           2009                   1.40%    2.35%     6.86     13.92    1,322,617       11,940,692      25.32%     26.51%       1.80%
           2008                   1.40%    2.35%     5.45     11.08    1,568,047       11,156,757     -31.77%    -31.11%       1.95%

INVESCO V.I. CORE EQUITY SERIES II
           2012                   1.30%    2.55%    12.05     16.36      177,661        2,319,966      10.75%     12.15%       0.78%
           2011                   1.30%    2.55%    10.82     14.67      246,051        2,952,470      -2.81%     -1.58%       0.74%
           2010                   1.30%    2.55%    11.06     14.99      308,954        3,809,067       6.50%      7.84%       0.79%
           2009                   1.30%    2.55%    10.32     13.98      340,947        3,868,376      24.76%     26.33%       1.52%
           2008                   1.30%    2.55%     8.23     11.12      430,419        3,828,214     -32.08%    -31.22%       1.74%

INVESCO V.I. INTERNATIONAL GROWTH SERIES I
           2012                   1.40%    2.15%    11.37     23.11      180,597        2,817,427      13.08%     13.93%       1.44%
           2011                   1.40%    2.15%    10.02     20.44      204,907        2,801,448      -8.73%     -8.04%       1.58%
           2010                   1.40%    2.35%    10.94     22.39      263,208        3,840,873      10.24%     11.29%       2.20%
           2009                   1.40%    2.35%     9.87     20.27      336,089        4,428,359      32.11%     33.36%       1.45%
           2008                   1.40%    2.35%     7.43     15.32      420,693        4,158,730     -41.76%    -41.21%       0.47%

INVESCO V.I. INTERNATIONAL GROWTH SERIES II
           2012                   1.35%    2.65%    19.09     22.83      101,919        2,084,367      12.24%     13.71%       1.19%
           2011                   1.30%    2.65%    16.89     20.16      142,128        2,577,326      -9.43%     -8.19%       1.21%
           2010                   1.30%    2.65%    18.52     21.96      172,385        3,412,347       9.74%     11.15%       1.80%
           2009                   1.30%    2.60%    16.77     19.89      212,633        3,784,526      31.43%     33.17%       1.36%
           2008                   1.30%    2.60%    12.68     15.07      271,812        3,639,727     -42.05%    -41.32%       0.41%

INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE SERIES I
           2012       4/27/12     1.40%    2.15%     4.12     12.71      388,788        2,448,434      -3.92%     -3.42%       0.00%

INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE SERIES II
           2012       4/27/12     1.30%    2.15%     9.18     12.37      119,108        1,160,818      -4.09%     -3.54%       0.00%

JANUS ASPEN SERIES BALANCED SERVICE CLASS
           2012                   1.30%    2.65%    13.44     18.05    1,004,049       17,573,781      10.41%     11.91%       2.45%
           2011                   1.30%    2.65%    12.52     16.14    1,260,860       19,911,213      -1.30%      0.04%       2.12%
           2010                   1.30%    2.65%    12.67     16.15    1,509,432       23,906,019       5.29%      6.72%       2.48%
           2009                   1.30%    2.65%    12.01     15.15    1,785,177       26,594,635      22.30%     23.96%       2.70%
           2008                   1.30%    2.65%     9.81     12.23    2,066,947       24,907,981     -18.26%    -17.14%       2.36%

JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
           2012                   1.30%    2.65%    14.28     24.21      275,692        5,788,938      13.93%     15.48%       0.00%
           2011                   1.30%    2.65%    12.52     21.14      355,119        6,511,254      -4.23%     -2.92%       0.00%
           2010                   1.30%    2.65%    13.05     22.15      433,483        8,185,966      22.24%     23.90%       0.00%
           2009                   1.30%    2.65%    10.66     18.01      539,746        8,235,735      40.67%     42.58%       0.00%
           2008                   1.30%    2.65%     7.57     12.73      664,109        7,127,862     -45.27%    -44.58%       0.05%

JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
           2012                   1.30%    2.20%    10.96     14.01       86,498        1,007,347      17.25%     18.48%       0.77%
           2011                   1.30%    2.20%     9.32     11.82      105,908        1,045,639     -15.86%    -15.08%       0.43%
           2010                   1.30%    2.20%    11.05     13.92      161,259        1,893,080      13.01%     14.03%       0.48%
           2009                   1.30%    2.20%     9.76     12.21      182,927        1,885,015      34.41%     35.63%       1.24%
           2008                   1.30%    2.45%     7.24      9.00      237,488        1,809,532     -46.15%    -45.52%       0.96%

LVIP AMERICAN BALANCED ALLOCATION STANDARD CLASS
           2012        6/4/12     0.90%    0.90%    10.56     10.56       10,301          108,777       9.31%      9.31%       2.96%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS     RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP AMERICAN GLOBAL GROWTH SERVICE CLASS II
           2012                   0.65%    3.20% $  10.72  $  13.59    3,950,993  $    52,186,669      18.33%     21.31%       1.04%
           2011                   0.65%    3.15%    10.88     11.20    3,000,311       33,023,222     -11.55%     -9.85%       0.09%
           2010       9/30/10     0.65%    2.55%    12.30     12.42      215,895        2,669,105      -0.11%      8.17%       0.00%

LVIP AMERICAN GLOBAL SMALL CAPITALIZATION SERVICE CLASS II
           2012                   0.65%    3.15%     9.18     11.99    4,370,857       50,971,346      14.11%     16.99%       1.05%
           2011                   0.65%    3.15%     9.92     10.17    3,402,354       34,253,853     -21.71%    -20.40%       0.75%
           2010      11/15/10     1.15%    2.80%    12.67     12.78      272,886        3,475,601       0.64%      5.16%       0.00%

LVIP AMERICAN GROWTH ALLOCATION STANDARD CLASS
           2012        3/5/12     0.65%    0.65%    10.56     10.56       29,710          313,703       5.40%      5.40%       2.88%

LVIP AMERICAN GROWTH SERVICE CLASS II
           2012                   0.65%    3.20%    11.06     13.86   15,111,468      203,561,029      13.81%     16.69%       0.22%
           2011                   0.65%    3.15%    11.11     11.79   11,423,039      133,305,045      -7.40%     -5.77%       0.06%
           2010      11/15/10     1.15%    2.90%    12.00     12.51    1,002,804       12,501,693      -5.95%      7.68%       0.00%

LVIP AMERICAN GROWTH-INCOME SERVICE CLASS II
           2012                   0.65%    3.20%    11.21     13.80   12,052,379      161,718,798      13.42%     16.29%       1.22%
           2011                   0.65%    3.15%    11.00     11.78    8,600,561      100,295,861      -5.03%     -3.35%       0.11%
           2010      11/15/10     1.15%    2.90%    11.58     12.19      716,818        8,707,074       0.81%      6.27%       0.00%

LVIP AMERICAN INTERNATIONAL SERVICE CLASS II
           2012                   0.65%    3.20%     9.53     12.23    9,463,522      112,475,522      13.81%     16.69%       2.58%
           2011                   0.65%    3.15%    10.15     10.48    6,987,342       71,931,847     -16.69%    -14.88%       0.10%
           2010       9/30/10     0.65%    2.80%    12.18     12.31      491,701        6,021,912       0.05%      6.50%       0.00%

LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
           2012                   0.65%    3.20%    11.99     17.51    9,373,136      121,750,939      14.58%     17.48%       1.21%
           2011                   0.65%    3.15%    10.49     12.18    8,903,616       99,455,460       1.15%      3.35%       0.00%
           2010                   0.65%    2.80%    10.37     11.84    8,058,862       87,917,150      22.90%     25.57%       0.00%
           2009                   0.65%    2.85%     8.42      9.47    7,094,204       62,270,365      34.43%     37.43%       0.00%
           2008                   0.65%    2.85%     6.27      6.92    6,418,205       41,420,290     -40.85%    -39.80%       0.00%

LVIP BLACKROCK EMERGING MARKETS INDEX RPM SERVICE CLASS
           2012       9/28/12     0.65%    3.20%    10.91     11.01      666,865        7,314,827       1.90%      8.84%       1.87%

LVIP BLACKROCK EQUITY DIVIDEND RPM SERVICE CLASS
           2012                   0.65%    3.15%     9.94     14.98    6,108,551       65,997,067      13.07%     15.93%       0.57%
           2011                   0.65%    3.15%     8.77      9.73    3,350,081       31,584,371      -5.50%     -3.44%       0.78%
           2010                   0.65%    2.80%     9.11     10.14    2,793,737       27,532,649      14.39%     16.88%       0.77%
           2009                   0.65%    2.80%     7.81      8.73    3,150,307       26,857,754      19.60%     22.20%       0.97%
           2008                   0.65%    2.80%     6.70      7.19    3,076,733       21,692,955     -40.18%    -39.18%       1.67%

LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
           2012        3/1/12     0.60%    1.90%    11.34     12.01       28,208          334,580       0.82%      5.06%       0.00%

LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
           2012                   0.65%    3.20%    10.62     11.92   32,045,992      370,932,011       2.90%      5.56%       0.00%
           2011                   0.65%    3.20%    10.74     11.27   20,637,422      228,952,130       8.74%     11.04%       3.13%
           2010      11/15/10     0.75%    2.85%     9.87     10.15    1,401,242       14,135,797      -2.27%      1.40%       0.59%

LVIP CAPITAL GROWTH SERVICE CLASS
           2012                   0.65%    3.00%     9.26     14.27   25,591,881      271,319,390      15.26%     18.00%       0.00%
           2011                   0.65%    3.00%     8.02     10.50   22,126,342      198,333,052     -11.75%     -9.83%       0.00%
           2010                   0.65%    2.80%     9.09      9.82   14,883,910      144,635,021      15.39%     17.90%       0.00%
           2009                   0.65%    2.80%     7.88      8.33    6,996,813       57,764,897      30.81%     33.66%       0.11%
           2008                   0.65%    2.80%     6.06      6.19    1,248,367        7,720,820     -43.12%    -42.37%       0.00%

LVIP CLARION GLOBAL REAL ESTATE SERVICE CLASS
           2012                   0.65%    3.20%     7.50     16.89   11,904,617       95,736,001      20.48%     23.59%       0.00%
           2011                   0.65%    3.20%     6.20     10.58   12,157,357       79,776,963     -11.47%     -9.49%       0.00%
           2010                   0.65%    2.85%     7.01      7.59    9,934,577       72,646,063      14.36%     16.90%       0.00%
           2009                   0.65%    2.85%     6.13      6.49    8,708,761       55,042,103      33.62%     36.60%       0.00%
           2008                   0.65%    2.85%     4.58      4.72    8,333,923       38,920,478     -43.80%    -42.81%       1.32%

LVIP COLUMBIA SMALL-MID CAP GROWTH RPM SERVICE CLASS
           2012                   0.65%    3.20%     8.79     15.00    4,348,921       40,704,286       2.87%      5.52%       0.00%
           2011                   0.65%    3.20%     8.51      9.40    3,834,978       34,168,087     -10.38%     -8.43%       0.00%
           2010                   0.65%    2.80%     9.49     10.26    2,994,921       29,442,450      23.44%     26.12%       0.00%
           2009                   0.65%    2.80%     7.67      8.14    1,924,863       15,157,607      43.96%     47.09%       0.00%
           2008                   0.65%    2.80%     5.31      5.49    1,899,168       10,252,684     -50.83%    -49.99%       0.00%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS     RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE BOND STANDARD CLASS
           2012                   1.30%    3.00% $  10.70  $  19.69    8,572,620  $   152,403,393       3.46%      5.23%       1.89%
           2011                   1.30%    3.00%    12.73     18.73   10,208,683      174,089,656       4.82%      6.25%       3.14%
           2010                   1.30%    2.65%    12.12     17.65   12,528,320      202,938,969       5.65%      7.09%       3.28%
           2009                   1.30%    2.65%    11.46     16.50   14,710,742      223,876,924      15.79%     17.37%       4.14%
           2008                   1.30%    2.65%     9.88     14.07   17,222,416      224,703,303      -5.46%     -4.18%       4.36%

LVIP DELAWARE BOND SERVICE CLASS
           2012                   0.65%    3.20%    10.57     14.82  172,657,336    2,330,108,586       2.94%      5.55%       1.76%
           2011                   0.65%    3.15%    10.27     14.14  146,615,142    1,917,256,346       4.19%      6.56%       3.24%
           2010                   0.65%    2.90%    11.58     13.36  118,782,318    1,497,358,649       5.08%      7.42%       3.52%
           2009                   0.65%    2.85%    11.02     12.53   83,225,660      987,925,269      15.15%     17.71%       4.68%
           2008                   0.65%    2.85%     9.57     10.72   57,669,586      590,700,221      -5.98%     -4.32%       4.75%

LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
           2012       3/26/12     0.60%    1.70%    10.10     10.40        4,316           44,255       0.43%      2.17%       2.90%

LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
           2012                   0.65%    3.20%     9.67     10.31   19,747,210      197,971,410       0.69%      3.29%       1.39%
           2011                   0.65%    3.20%     9.63      9.97   13,165,319      129,180,469      -3.29%     -1.23%       2.27%
           2010      11/15/10     0.75%    2.85%     9.96     10.09    1,228,387       12,318,833      -0.19%      0.07%       0.21%

LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
           2012                   1.30%    2.55%    11.53     16.52      567,202        8,954,404      10.44%     11.83%       1.59%
           2011                   1.30%    2.55%    10.44     14.88      731,988       10,388,706      -4.49%     -3.29%       1.99%
           2010                   1.30%    2.55%    10.92     15.50      882,963       13,017,473       9.65%     11.03%       2.51%
           2009                   1.30%    2.55%     9.96     14.07    1,115,182       14,893,081      28.67%     30.29%       1.52%
           2008                   1.30%    2.65%     7.73     10.81    1,511,001       15,329,718     -34.97%    -34.09%       5.79%

LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
           2012                   0.65%    2.90%    11.13     16.00    1,506,881       21,274,343       9.84%     12.28%       1.44%
           2011                   0.65%    2.85%     9.93     14.35    1,807,281       23,106,109      -5.02%     -2.90%       1.72%
           2010                   0.65%    2.85%    10.26     14.88    2,214,985       29,667,952       9.05%     11.48%       2.34%
           2009                   0.65%    2.85%     9.22     13.44    2,908,852       35,537,545      27.96%     30.81%       1.20%
           2008                   0.65%    2.85%     7.43     10.35    4,435,530       41,922,453     -35.26%    -34.15%       6.46%

LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
           2012                   0.65%    2.95%    10.38     14.49    3,189,434       36,050,101      11.58%     14.17%       0.72%
           2011                   0.65%    2.95%     9.18     10.32    3,596,976       36,014,898      -1.94%      0.09%       0.73%
           2010                   0.75%    2.80%     9.26     10.36    3,514,396       35,521,339       9.44%     11.70%       0.67%
           2009                   0.75%    2.80%     8.30      9.32    3,192,725       29,147,328      20.81%     23.31%       0.91%
           2008                   0.75%    2.80%     7.19      7.60    2,365,920       17,695,340     -37.76%    -36.73%       1.06%

LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
           2012                   1.30%    2.80%    11.13     17.98      560,004        9,070,228      12.21%     13.79%       0.73%
           2011                   1.30%    2.70%     9.90     15.93      682,911        9,729,522      -1.99%     -0.66%       0.69%
           2010                   1.30%    2.65%    10.09     16.31      859,633       12,406,132       8.65%     10.13%       0.58%
           2009                   1.30%    2.65%     9.27     14.92    1,015,178       13,335,713      26.60%     28.32%       0.67%
           2008                   1.30%    2.65%     7.31     11.72    1,260,321       12,930,385     -36.13%    -35.26%       0.83%

LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
           2012                   0.65%    3.00%    10.55     17.05    3,180,903       45,098,660      11.49%     14.14%       0.40%
           2011                   0.65%    3.00%     9.35     15.05    3,498,836       44,160,362      -2.48%     -0.36%       0.41%
           2010                   0.65%    2.80%     9.41     15.21    3,768,826       49,233,488       8.22%     10.46%       0.26%
           2009                   0.65%    2.70%     8.54     13.86    4,055,609       49,637,690      26.09%     28.70%       0.36%
           2008                   0.65%    2.70%     7.31     10.85    4,384,397       42,910,993     -36.38%    -35.45%       0.55%

LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
           2012                   0.65%    3.15%     9.10     15.89    3,869,080       37,946,677      10.98%     13.79%       0.42%
           2011                   0.65%    3.15%     8.19      9.04    4,447,468       38,587,554      -8.14%     -6.14%       0.00%
           2010                   0.65%    2.80%     8.92      9.64    2,926,149       27,220,347      26.59%     29.33%       0.51%
           2009                   0.65%    2.80%     7.04      7.45    1,579,299       11,479,826      26.40%     29.15%       0.66%
           2008                   0.65%    2.80%     5.59      5.71    1,463,515        8,306,542     -38.51%    -37.64%       1.24%

LVIP DIMENSIONAL NON-U.S. EQUITY STANDARD CLASS
           2012                   0.60%    1.90%     9.70      9.87       84,607          834,490      16.77%     18.00%       3.53%
           2011       12/5/11     0.65%    1.70%     8.31      8.36       11,357           94,696      -3.15%      1.73%       0.00%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS     RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP DIMENSIONAL NON-U.S. EQUITY SERVICE CLASS
           2012                   0.65%    3.20% $   9.46  $   9.83    2,937,775  $    28,397,526      14.97%     17.70%       2.59%
           2011       5/24/11     0.65%    3.00%     8.23      8.35    1,692,525       14,040,113     -18.73%      1.75%       0.17%

LVIP DIMENSIONAL U.S. EQUITY STANDARD CLASS
           2012                   0.60%    1.90%    10.81     10.99       82,495          906,466      15.43%     16.65%       1.67%
           2011       12/5/11     0.65%    1.70%     9.36      9.42        8,907           83,740      -0.06%      0.74%       0.00%

LVIP DIMENSIONAL U.S. EQUITY SERVICE CLASS
           2012                   0.65%    3.00%    10.54     10.95    4,541,689       48,901,415      13.66%     16.36%       1.01%
           2011       5/24/11     0.65%    3.00%     9.27      9.41    2,594,767       24,262,709      -8.42%     11.63%       0.00%

LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
           2012                   0.60%    1.90%    10.56     10.74       93,099          999,276       1.98%      3.06%       2.58%
           2011       12/5/11     0.65%    1.70%    10.35     10.42        8,895           92,396       0.20%      0.56%       0.00%

LVIP DIMENSIONAL/VANGUARD TOTAL BOND SERVICE CLASS
           2012                   0.65%    3.20%    10.26     10.70   12,172,914      127,902,501       0.22%      2.81%       1.73%
           2011       5/23/11     0.65%    3.20%    10.12     10.41    4,856,542       50,192,610      -0.13%      3.71%       0.26%

LVIP GLOBAL INCOME SERVICE CLASS
           2012                   0.60%    3.20%    10.08     12.50   40,326,405      482,894,133       4.04%      6.78%       1.75%
           2011                   0.60%    3.20%    10.75     11.71   34,679,354      393,735,508      -2.01%      0.23%       4.55%
           2010                   0.60%    2.85%    11.26     11.67   20,536,946      235,905,015       6.34%      8.71%       3.35%
           2009        7/1/09     0.65%    2.85%    10.59     10.74    5,360,215       57,213,255      -0.15%      6.19%       2.72%

LVIP JPMORGAN HIGH YIELD SERVICE CLASS
           2012                   0.65%    3.20%    11.00     12.61   10,089,573      123,454,963      11.02%     13.89%       5.08%
           2011                   0.65%    3.20%    10.50     10.98    6,925,613       75,331,715      -0.40%      1.36%       9.46%
           2010      11/16/10     1.15%    2.90%    10.54     10.84      300,856        3,246,962       0.07%      1.53%       1.12%

LVIP JPMORGAN MID CAP VALUE RPM SERVICE CLASS
           2012                   0.65%    3.20%     9.15     15.83    3,507,185       34,515,420      10.17%     12.73%       0.00%
           2011                   0.65%    2.95%     8.30     10.87    2,717,477       23,880,418      -4.71%     -2.64%       0.00%
           2010                   0.65%    2.80%     8.71      9.40    1,678,328       15,228,244      21.02%     23.64%       0.00%
           2009                   0.65%    2.80%     7.19      7.60    1,005,257        7,453,659      20.92%     23.55%       0.41%
           2008                   0.65%    2.80%     5.95      6.11      636,739        3,857,022     -35.96%    -34.89%       0.33%

LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
           2012                   0.60%    3.00%     8.00     13.10   14,701,095      133,401,119      15.65%     18.40%       0.52%
           2011                   0.60%    2.95%     6.91     11.04   14,718,003      113,856,658     -12.63%    -10.64%       2.85%
           2010                   0.60%    2.85%     7.91      8.56   11,583,789       96,896,427       9.66%     12.09%       0.58%
           2009                   0.65%    2.85%     7.21      7.64    7,190,493       53,643,846      31.70%     34.63%       0.83%
           2008                   0.65%    2.85%     5.48      5.63    4,128,581       23,019,042     -50.50%    -49.65%       1.05%

LVIP MFS VALUE SERVICE CLASS
           2012                   0.65%    3.20%     8.76     13.83   66,735,671      672,516,930      12.44%     15.29%       0.98%
           2011                   0.65%    3.15%     7.77     10.79   64,066,802      551,815,744      -3.15%     -1.00%       1.33%
           2010                   0.65%    2.85%     8.02      8.69   48,122,826      409,771,177       8.19%     10.59%       1.24%
           2009                   0.65%    2.85%     7.42      7.86   29,898,812      231,005,259      17.28%     19.89%       1.61%
           2008                   0.65%    2.85%     6.33      6.50   12,586,764       81,499,360     -34.33%    -33.23%       1.97%

LVIP MID-CAP VALUE SERVICE CLASS
           2012                   0.65%    3.20%     8.65     16.40    6,254,372       58,307,396      19.92%     23.01%       0.14%
           2011                   0.65%    3.20%     7.18      7.95    5,810,819       44,365,619     -12.09%    -10.13%       0.00%
           2010                   0.65%    2.85%     8.17      8.85    4,779,106       40,801,285      20.12%     22.79%       0.01%
           2009                   0.65%    2.85%     6.80      7.21    3,294,804       23,145,869      38.09%     41.17%       0.30%
           2008                   0.65%    2.85%     4.93      5.07    2,592,831       13,021,942     -42.52%    -41.50%       0.09%

LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
           2012                   1.30%    2.70%    10.53     19.66      798,201       15,038,849       6.70%      8.20%       2.74%
           2011                   1.30%    2.70%     9.85     18.32      983,587       17,121,039      -6.72%     -5.45%       2.83%
           2010                   1.30%    2.65%    10.55     19.61    1,202,225       22,423,804      -0.21%      1.14%       3.16%
           2009                   1.30%    2.65%    10.55     19.53    1,444,227       26,747,196      18.06%     19.67%       3.16%
           2008                   1.30%    2.65%     8.92     16.45    1,825,281       28,349,359     -38.31%    -37.47%       4.45%

LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
           2012                   0.65%    3.20%     8.50     18.56    7,898,412      108,228,121       5.90%      8.63%       2.67%
           2011                   0.65%    3.20%     8.00     17.21    7,933,392      102,799,297      -7.14%     -5.07%       2.83%
           2010                   0.65%    2.85%     8.52     18.25    7,872,078      111,459,611      -0.66%      1.55%       3.15%
           2009                   0.65%    2.85%     8.67     18.10    7,692,810      111,025,754      17.53%     20.14%       2.98%
           2008                   0.65%    2.85%     7.59     15.17    8,454,702      105,135,796     -38.59%    -37.54%       4.54%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS     RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP MONEY MARKET STANDARD CLASS
           2012                   0.65%    2.70% $   9.01  $  11.39    4,634,580  $    48,429,176      -2.59%     -1.27%       0.03%
           2011                   1.30%    2.65%     9.25     11.55    5,721,128       60,993,041      -2.59%     -1.26%       0.03%
           2010                   1.30%    2.65%     9.50     11.71    6,137,587       66,685,675      -2.57%     -1.24%       0.05%
           2009                   1.30%    2.65%     9.75     11.87    9,480,305      104,203,478      -2.32%     -0.99%       0.32%
           2008                   1.30%    2.65%     9.98     12.00   16,028,543      178,597,067      -0.33%      1.02%       2.26%

LVIP MONEY MARKET SERVICE CLASS
           2012                   0.60%    3.20%     8.96     10.38   32,954,585      327,023,277      -3.12%     -0.57%       0.03%
           2011                   0.60%    3.20%     9.20     10.47   35,549,205      358,035,288      -2.78%     -0.58%       0.03%
           2010                   0.60%    2.85%     9.44     10.60   33,514,174      342,966,801      -2.77%     -0.61%       0.04%
           2009                   0.65%    2.85%     9.69     10.73   41,001,437      425,778,435      -2.73%     -0.57%       0.09%
           2008                   0.65%    2.85%     9.94     10.85   58,655,759      619,101,956      -0.78%      0.92%       1.91%

LVIP PROTECTED PROFILE 2010 SERVICE CLASS
           2012                   0.75%    2.80%    10.31     11.57      669,034        7,354,722       5.28%      7.46%       1.67%
           2011                   0.75%    2.80%     9.80     10.77      761,580        7,858,988      -1.80%      0.24%       0.74%
           2010                   0.75%    2.80%     9.98     10.74      828,075        8,599,298       8.11%     10.35%       0.81%
           2009                   0.75%    2.80%     9.25      9.74      958,871        9,115,520      20.79%     23.17%       1.76%
           2008                   0.75%    2.70%     7.66      7.85      754,985        5,875,176     -26.12%    -24.97%       2.27%

LVIP PROTECTED PROFILE 2020 SERVICE CLASS
           2012                   0.75%    2.80%     9.80     10.99    1,525,836       15,957,108       5.12%      7.30%       1.53%
           2011                   0.75%    2.80%     9.32     10.24    1,695,997       16,681,468      -2.81%     -0.80%       0.74%
           2010                   0.75%    2.80%     9.59     10.33    1,816,906       18,173,482       8.67%     10.92%       0.68%
           2009                   0.75%    2.80%     8.82      9.31    1,720,813       15,652,752      21.89%     24.41%       1.71%
           2008                   0.75%    2.80%     7.25      7.43    1,286,969        9,484,720     -29.01%    -27.90%       1.65%

LVIP PROTECTED PROFILE 2030 SERVICE CLASS
           2012                   0.75%    2.85%     9.44     10.63    1,045,549       10,532,657       4.61%      6.82%       1.32%
           2011                   0.75%    2.85%     9.03      9.95    1,054,400       10,026,943      -3.60%     -1.55%       0.63%
           2010                   0.75%    2.85%     9.37     10.10    1,090,359       10,633,763       9.10%     11.42%       0.55%
           2009                   0.75%    2.85%     8.58      9.07    1,223,378       10,817,678      24.06%     26.70%       1.59%
           2008                   0.75%    2.85%     6.94      7.09      646,887        4,561,711     -32.79%    -31.84%       0.93%

LVIP PROTECTED PROFILE 2040 SERVICE CLASS
           2012                   1.15%    2.85%     8.79      9.67      594,495        5,576,367       3.86%      5.64%       1.19%
           2011                   1.15%    2.85%     8.47      9.16      633,963        5,663,052      -4.47%     -2.83%       0.62%
           2010                   1.15%    2.85%     8.86      9.42      681,006        6,293,112      10.20%     12.09%       0.56%
           2009                   1.15%    2.85%     8.04      8.37      624,977        5,177,281      26.96%     28.94%       1.27%
           2008                   1.30%    2.85%     6.35      6.49      517,107        3,326,300     -37.43%    -36.54%       0.24%

LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
           2012       9/12/12     1.70%    1.70%    13.97     13.97        3,663           51,153       0.55%      0.55%       1.49%

LVIP PROTECTED PROFILE CONSERVATIVE SERVICE CLASS
           2012                   0.60%    3.20%    10.74     13.96   59,642,778      797,064,640       6.11%      8.79%       4.29%
           2011                   0.65%    3.15%    10.62     12.91   33,493,486      417,683,901       0.47%      2.76%       1.79%
           2010                   0.65%    2.90%    11.56     12.64   30,806,255      378,674,328       7.13%      9.52%       3.58%
           2009                   0.65%    2.85%    10.70     11.61   27,297,773      309,685,249      21.05%     23.61%       4.15%
           2008                   0.75%    2.85%     8.92      9.44   21,489,015      199,198,042     -20.94%    -19.58%       2.03%

LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
           2012                   0.00%    0.00%       --        --           --               --       0.00%      0.00%       1.51%

LVIP PROTECTED PROFILE GROWTH SERVICE CLASS
           2012                   0.65%    3.20%    10.45     13.33  196,562,087    2,378,472,131       5.50%      8.17%       3.11%
           2011                   0.65%    3.15%     9.94     11.84   64,143,521      733,350,041      -3.05%     -0.89%       1.76%
           2010                   0.65%    2.85%    10.24     12.02   55,624,756      649,763,390       9.27%     11.70%       2.66%
           2009                   0.65%    2.85%     9.35     10.82   51,327,593      543,175,797      25.09%     27.88%       4.39%
           2008                   0.65%    2.85%     7.77      8.51   48,840,768      408,610,151     -35.45%    -34.31%       0.83%

LVIP PROTECTED PROFILE MODERATE SERVICE CLASS
           2012                   0.65%    3.20%    10.55     13.49  210,587,184    2,680,696,958       5.88%      8.61%       3.73%
           2011                   0.65%    3.20%    11.07     12.49   97,255,844    1,171,356,272      -1.92%      0.26%       1.56%
           2010                   0.65%    2.85%    11.16     12.54   88,617,281    1,078,285,914       8.54%     10.96%       2.80%
           2009                   0.65%    2.85%    10.08     11.37   80,244,518      890,296,676      24.14%     26.90%       4.21%
           2008                   0.65%    2.85%     8.39      9.01   73,977,108      654,007,813     -28.87%    -27.61%       1.88%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS     RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA BOND INDEX STANDARD CLASS
           2012       7/12/12     0.65%    1.70% $  11.53  $  11.96        2,256  $        26,227       0.27%      0.42%       1.80%

LVIP SSGA BOND INDEX SERVICE CLASS
           2012                   0.65%    3.15%    10.24     12.53   83,692,180      997,851,378       0.39%      2.93%       2.22%
           2011                   0.65%    3.15%    10.18     12.17   81,296,726      952,715,198       4.07%      6.44%       2.79%
           2010                   0.65%    2.90%    10.82     11.43   85,241,062      948,775,048       2.74%      5.02%       2.10%
           2009                   0.65%    2.85%    10.53     10.89   45,904,548      491,682,947       1.33%      3.59%       2.21%
           2008       6/24/08     0.65%    2.85%    10.39     10.51   12,107,364      126,524,359       2.17%      6.13%       0.95%

LVIP SSGA CONSERVATIVE INDEX ALLOCATION SERVICE CLASS
           2012                   0.65%    3.00%    10.90     11.53    4,957,355       55,716,735       5.60%      8.11%       2.90%
           2011                   0.65%    3.00%    10.35     10.57    3,047,205       32,014,658      -0.39%      1.12%       0.23%
           2010      11/17/10     1.30%    2.80%    10.39     10.45      282,388        2,944,310       0.50%      1.74%       0.00%

LVIP SSGA CONSERVATIVE STRUCTURED ALLOCATION SERVICE CLASS
           2012                   0.65%    3.15%    10.48     11.42   17,898,932      198,661,657       4.74%      7.39%       3.92%
           2011                   0.65%    3.15%    10.33     10.53   13,733,029      143,541,076      -0.19%      1.22%       0.21%
           2010      11/17/10     1.30%    2.70%    10.35     10.41    1,020,141       10,594,850       0.00%      1.55%       0.00%

LVIP SSGA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
           2012                   0.65%    3.00%     8.51     12.33   15,786,539      141,627,471      10.07%     12.63%       2.40%
           2011                   0.65%    2.95%     7.73      8.35   16,169,685      130,126,370     -14.82%    -12.92%       2.29%
           2010                   0.65%    2.85%     9.07      9.59   14,813,167      138,293,111       3.99%      6.31%       1.23%
           2009                   0.65%    2.85%     8.72      9.02    7,672,745       68,094,266      40.27%     43.39%       1.72%
           2008       6/26/08     0.65%    2.85%     6.22      6.29    2,737,409       17,122,014     -36.36%     20.35%       2.37%

LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
           2012                   0.60%    1.90%    16.52     16.52        6,313          104,207      10.75%     10.75%       4.73%
           2011       12/5/11     1.70%    1.70%    14.91     14.91          944           14,087      -4.18%     -4.18%       0.00%

LVIP SSGA EMERGING MARKETS 100 SERVICE CLASS
           2012                   0.65%    3.15%     9.37     15.66   13,590,884      176,646,426       8.90%     11.66%       2.42%
           2011                   0.65%    3.15%    11.31     12.22   13,252,989      155,980,136     -17.54%    -15.70%       2.37%
           2010                   0.65%    2.85%    13.71     14.50   11,936,863      168,453,712      23.87%     26.62%       1.10%
           2009                   0.65%    2.85%    11.07     11.45    7,338,465       82,652,795      84.14%     88.24%       1.48%
           2008       6/26/08     0.65%    2.85%     6.01      6.08    2,345,082       14,179,848     -38.84%     21.08%       1.46%

LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
           2012        9/4/12     0.60%    0.90%    14.41     14.56        4,351           63,094      -0.01%      4.07%       2.41%

LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM SERVICE CLASS
           2012                   0.65%    3.20%     9.65     13.27   31,954,603      367,052,105       7.44%     10.16%       3.41%
           2011                   0.65%    3.15%     9.13     10.94   21,907,148      231,199,458      -2.80%     -0.69%       1.48%
           2010                   0.65%    2.80%     9.21     11.09    5,918,960       63,997,052       5.48%      7.78%       0.84%
           2009                   0.65%    2.85%     8.61     10.35    5,385,891       54,613,994      26.80%     29.49%       5.30%
           2008                   0.75%    2.85%     7.13      8.03    8,907,561       70,291,413     -42.29%    -41.27%       0.30%

LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
           2012       5/16/12     0.60%    0.65%    13.56     13.59        2,485           33,709      18.03%     22.12%       2.50%

LVIP SSGA INTERNATIONAL INDEX SERVICE CLASS
           2012                   0.65%    3.00%     7.95     12.38   24,895,325      208,702,144      14.39%     17.05%       1.66%
           2011                   0.65%    2.95%     6.94      7.50   26,518,034      191,861,496     -15.05%    -13.16%       1.15%
           2010                   0.65%    2.85%     8.17      8.64   23,605,346      198,623,794       3.78%      6.09%       1.49%
           2009                   0.65%    2.85%     7.88      8.15   11,816,356       94,717,158      23.95%     26.71%       1.91%
           2008       6/26/08     0.65%    2.85%     6.36      6.43    3,478,166       22,232,589     -35.72%     18.05%       1.74%

LVIP SSGA LARGE CAP 100 STANDARD CLASS
           2012      12/17/12     0.65%    0.65%    17.90     17.90          210            3,764       0.29%      0.29%       0.00%

LVIP SSGA LARGE CAP 100 SERVICE CLASS
           2012                   0.65%    3.15%    11.22     16.35   23,390,895      279,058,585       8.48%     11.22%       1.33%
           2011                   0.65%    3.15%    10.42     11.25   26,026,743      282,152,292      -0.81%      1.40%       1.37%
           2010                   0.65%    2.85%    10.50     11.10   26,778,012      289,254,755      15.56%     18.13%       1.21%
           2009                   0.65%    2.85%     9.09      9.40   15,341,530      141,798,422      31.16%     34.08%       1.51%
           2008       6/26/08     0.65%    2.85%     6.93      7.01    4,737,060       33,002,221     -31.01%      9.87%       0.83%

LVIP SSGA MODERATE INDEX ALLOCATION SERVICE CLASS
           2012                   0.60%    3.20%    10.56     11.68   11,876,296      135,403,254       7.97%     10.59%       2.38%
           2011                   0.65%    3.15%    10.29     10.50    6,709,031       69,827,648      -3.03%     -1.62%       0.09%
           2010      11/16/10     1.15%    2.60%    10.61     10.67      386,790        4,120,405      -0.04%      2.82%       0.00%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS     RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA MODERATE STRUCTURED ALLOCATION SERVICE CLASS
           2012                   0.65%    3.20% $  10.43  $  11.54   47,682,796  $   535,387,963       6.85%      9.55%       3.72%
           2011                   0.65%    3.15%    10.25     10.52   32,114,185      332,998,959      -2.82%     -0.71%       0.20%
           2010      11/16/10     0.75%    2.90%    10.51     10.75    2,706,824       28,557,076       0.32%      2.75%       0.00%

LVIP SSGA MODERATELY AGGRESSIVE INDEX ALLOCATION SERVICE CLASS
           2012                   0.65%    3.20%    10.64     11.70   11,219,554      127,959,706       9.25%     11.84%       2.25%
           2011                   0.65%    3.00%    10.15     10.39    7,300,410       75,180,805      -5.47%     -3.90%       0.03%
           2010      11/18/10     1.15%    2.80%    10.74     10.81      542,212        5,847,902      -0.04%      2.21%       0.00%

LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION SERVICE CLASS
           2012                   0.65%    3.20%    10.95     11.71   31,366,763      357,707,878       7.83%     10.39%       3.99%
           2011                   0.65%    3.00%    10.30     10.59   22,719,184      237,348,906      -4.61%     -2.73%       0.18%
           2010      11/18/10     0.75%    2.70%    10.80     10.89    1,483,235       16,077,151       0.03%      3.66%       0.00%

LVIP SSGA S&P 500 INDEX STANDARD CLASS
           2012                   0.65%    2.60%    10.45     11.44      141,381        1,630,111      12.68%     14.04%       0.86%
           2011                   1.40%    2.60%     9.27     10.04      191,922        1,897,063      -0.76%      0.43%       0.97%
           2010                   1.40%    2.60%     9.37      9.99      204,002        2,012,755      11.84%     13.13%       1.25%
           2009                   1.40%    2.55%     8.67      8.83      176,761        1,551,468      23.86%     24.36%       1.79%
           2008                   1.40%    1.80%     7.05      7.10       70,013          496,689     -38.19%    -38.07%       6.15%

LVIP SSGA S&P 500 INDEX SERVICE CLASS
           2012                   0.65%    3.15%     9.73     14.94   45,862,651      502,663,971      11.78%     14.61%       0.76%
           2011                   0.65%    3.15%     8.67      9.97   43,622,939      421,172,307      -1.26%      0.94%       0.68%
           2010                   0.65%    2.85%     8.77      9.94   43,337,481      418,910,568      11.23%     13.71%       1.14%
           2009                   0.65%    2.85%     7.77      8.79   25,348,953      217,699,880      22.25%     24.97%       1.56%
           2008                   0.65%    2.85%     6.68      7.08    9,350,393       64,897,157     -39.08%    -38.06%       5.62%

LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
           2012                   0.60%    1.90%    16.67     16.67        3,759           61,884      13.94%     13.94%       1.24%
           2011       12/5/11     1.70%    1.70%    14.63     14.63          798           11,669      -0.78%     -0.78%       0.00%

LVIP SSGA SMALL-CAP INDEX SERVICE CLASS
           2012                   0.65%    3.20%     9.03     15.80   14,853,295      143,442,614      11.97%     14.86%       0.46%
           2011                   0.65%    3.20%     8.03      8.89   14,871,629      126,195,557      -7.48%     -5.42%       0.11%
           2010                   0.65%    2.85%     8.68      9.40   13,551,043      122,688,382      22.34%     25.06%       0.36%
           2009                   0.65%    2.85%     7.10      7.52    8,628,513       63,133,650      22.17%     24.89%       0.65%
           2008                   0.65%    2.85%     5.81      5.98    4,021,344       23,798,001     -35.96%    -34.86%       1.31%

LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
           2012       7/18/12     0.65%    0.65%    19.09     19.09        1,129           21,540       7.77%      7.77%       2.82%

LVIP SSGA SMALL-MID CAP 200 SERVICE CLASS
           2012                   0.65%    3.15%    11.04     17.43    6,502,550       93,579,793      10.02%     12.81%       2.26%
           2011                   0.65%    3.15%    12.39     13.39    6,952,262       89,660,120      -5.20%     -3.09%       1.40%
           2010                   0.65%    2.85%    13.07     13.81    7,055,885       94,875,875      23.85%     26.61%       1.81%
           2009                   0.65%    2.85%    10.55     10.91    4,142,174       44,470,690      47.05%     50.31%       1.90%
           2008       6/26/08     0.65%    2.85%     7.18      7.26    1,385,280        9,999,517     -34.57%     11.96%       1.49%

LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
           2012                   0.65%    3.00%     9.53     15.42   14,060,882      143,608,085      14.59%     17.25%       0.00%
           2011                   0.65%    2.95%     8.31      9.20    9,783,128       86,030,329      -4.65%     -2.53%       0.00%
           2010                   0.65%    2.85%     8.72      9.44    7,849,330       71,341,526      13.17%     15.68%       0.00%
           2009                   0.65%    2.85%     7.71      8.16    5,541,855       43,985,519      38.79%     41.80%       0.00%
           2008                   0.65%    2.80%     5.56      5.70    1,771,051       10,018,182     -43.59%    -42.71%       0.00%

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
           2012                   1.30%    3.00%    13.18     20.64      126,393        2,298,791      13.09%     14.80%       0.00%
           2011                   1.30%    2.80%    11.62     18.13      137,181        2,184,638      -6.38%     -5.11%       0.00%
           2010                   1.30%    2.65%    12.40     19.27      169,937        2,874,844      25.02%     26.71%       0.00%
           2009                   1.30%    2.65%     9.90     15.34      164,956        2,212,388      42.51%     44.45%       0.10%
           2008                   1.30%    2.65%     6.94     10.71      149,632        1,390,133     -44.28%    -43.52%       0.00%

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
           2012                   0.65%    3.15%    11.49     19.90    4,766,371       80,236,899      12.64%     15.26%       0.00%
           2011                   0.65%    2.95%    11.02     17.39    4,086,361       60,225,079      -6.81%     -4.74%       0.00%
           2010                   0.65%    2.85%    11.59     18.38    3,027,569       47,561,006      24.46%     27.23%       0.00%
           2009                   0.65%    2.85%     9.13     14.55    2,315,538       28,997,538      41.87%     45.02%       0.00%
           2008                   0.65%    2.85%     6.90     10.10    1,579,142       13,817,663     -44.53%    -43.57%       0.00%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS     RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP TEMPLETON GROWTH RPM SERVICE CLASS
           2012                   0.65%    3.20% $   8.31  $  13.93   17,221,882  $   154,522,717      17.16%     20.13%       1.77%
           2011                   0.65%    3.15%     7.07     10.81   15,769,152      118,673,830      -6.11%     -3.96%       2.04%
           2010                   0.65%    2.90%     7.53      8.15   13,007,007      102,455,858       3.31%      5.61%       1.78%
           2009                   0.65%    2.85%     7.29      7.72   10,349,314       77,857,452      24.21%     26.98%       1.55%
           2008                   0.65%    2.85%     5.87      6.03   11,336,582       67,756,355     -39.61%    -38.58%       2.42%

LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
           2012                   1.30%    2.65%    11.42     15.80      160,781        2,243,019      13.35%     14.89%       0.00%
           2011                   1.30%    2.65%    10.06     13.82      173,576        2,112,536      -8.15%     -6.90%       0.20%
           2010                   1.30%    2.65%    10.94     14.97      215,585        2,825,485       8.54%      9.91%       0.70%
           2009                   1.30%    2.55%    10.07     13.74      236,966        2,833,177      35.04%     36.74%       0.81%
           2008                   1.30%    2.55%     7.46     10.13      278,559        2,443,401     -42.31%    -41.59%       0.68%

LVIP UBS LARGE CAP GROWTH RPM SERVICE CLASS
           2012                   0.65%    3.20%    10.56     15.35    4,411,010       60,049,258      12.45%     15.35%       0.00%
           2011                   0.65%    3.20%     9.84     13.40    4,028,664       48,611,933      -8.53%     -6.54%       0.00%
           2010                   0.65%    2.80%    10.64     14.44    4,790,609       63,658,856       8.01%     10.25%       0.52%
           2009                   0.75%    2.80%     9.67     13.17    4,489,735       54,781,676      34.36%     37.14%       0.95%
           2008                   0.75%    2.80%     7.41      9.66    2,805,952       24,856,506     -42.60%    -41.64%       0.51%

LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
           2012       6/22/12     0.60%    1.90%    10.56     10.79       10,419          112,131      -0.96%      9.08%       1.88%

LVIP VANGUARD DOMESTIC EQUITY ETF SERVICE CLASS
           2012                   0.65%    3.20%    10.31     11.89    4,232,339       44,730,410      11.32%     14.13%       1.59%
           2011       5/31/11     0.65%    3.15%     9.26     10.44    1,559,907       14,571,491      -8.09%     11.02%       0.84%

LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
           2012       3/26/12     0.60%    1.90%     9.77      9.97        5,807           57,783       1.29%     18.64%       7.35%

LVIP VANGUARD INTERNATIONAL EQUITY ETF SERVICE CLASS
           2012                   0.65%    3.20%     9.53     10.74    2,676,477       26,145,484      15.35%     18.27%       5.00%
           2011       5/24/11     0.65%    3.15%     8.26      9.10    1,069,284        8,915,387     -18.92%      6.08%       0.00%

LORD ABBETT FUNDAMENTAL EQUITY CLASS VC
           2012                   0.65%    2.55%    10.61     16.60      987,863       14,919,914       7.80%      9.87%       0.54%
           2011                   0.65%    2.55%    14.28     15.11    1,045,826       14,435,281      -6.80%     -5.11%       0.24%
           2010                   0.65%    2.45%    15.41     15.92      630,717        9,982,968      16.44%     18.26%       0.39%
           2009                   0.65%    2.20%    13.45     13.45      355,079        4,767,170      25.03%     25.03%       0.39%
           2008      12/18/08     0.75%    1.15%    10.75     10.75        3,019           32,465       1.80%      3.60%       0.41%

MFS VIT CORE EQUITY SERVICE CLASS
           2012                   1.30%    2.65%    11.37     16.30      153,734        2,143,823      12.92%     14.45%       0.47%
           2011                   1.30%    2.65%    10.06     14.36      182,259        2,225,017      -3.86%     -2.55%       0.66%
           2010                   1.30%    2.65%    10.44     14.91      214,952        2,729,647      13.81%     15.35%       0.92%
           2009                   1.30%    2.65%     9.16     13.07      268,829        2,974,261      28.78%     30.53%       1.41%
           2008                   1.30%    2.65%     7.10     10.39      353,475        3,042,352     -40.91%    -40.11%       0.42%

MFS VIT GROWTH INITIAL CLASS
           2012                   1.40%    2.35%    14.10     20.09      194,320        2,756,529      14.66%     15.76%       0.00%
           2011                   1.40%    2.35%    12.18     17.49      217,368        2,664,912      -2.64%     -1.71%       0.19%
           2010                   1.40%    2.35%    12.39     17.93      252,322        3,148,241      12.66%     13.73%       0.12%
           2009                   1.40%    2.35%    10.90     15.88      298,447        3,274,416      34.48%     35.76%       0.32%
           2008                   1.40%    2.35%     8.03     11.79      378,142        3,066,522     -38.87%    -38.29%       0.24%

MFS VIT GROWTH SERVICE CLASS
           2012                   0.65%    3.15%     6.88     20.19    2,031,830       24,495,882      13.45%     16.32%       0.00%
           2011                   0.65%    3.15%     5.99     17.57    1,819,693       18,605,962      -3.31%     -1.20%       0.02%
           2010                   0.65%    2.80%     6.13     17.99    1,377,501       14,515,038      11.85%     14.16%       0.00%
           2009                   0.75%    2.80%     5.43     15.94    1,133,560       10,054,060      33.74%     35.76%       0.03%
           2008                   1.15%    2.65%     4.02     11.82      934,809        6,038,525     -39.18%    -38.35%       0.00%

MFS VIT TOTAL RETURN INITIAL CLASS
           2012                   1.40%    2.35%    14.53     16.82      641,850       10,712,722       8.67%      9.71%       2.73%
           2011                   1.40%    2.35%    13.27     15.34      771,762       11,755,872      -0.59%      0.36%       2.54%
           2010                   1.40%    2.35%    13.25     15.28      930,794       14,141,260       7.38%      8.40%       2.78%
           2009                   1.40%    2.35%    12.25     14.10    1,122,524       15,719,007      15.29%     16.39%       3.99%
           2008                   1.40%    2.35%    10.55     12.11    1,434,962       17,288,570     -23.95%    -23.22%       3.27%

                               MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS     RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
MFS VIT TOTAL RETURN SERVICE CLASS
           2012                   0.65%    3.00% $  10.78  $  15.45   21,159,447  $   278,375,650       7.66%     10.22%       2.49%
           2011                   0.65%    3.00%     9.88     14.13   23,744,780      287,424,116      -1.27%      0.93%       2.35%
           2010                   0.65%    2.85%     9.89     14.10   26,324,559      320,891,076       6.55%      8.92%       2.53%
           2009                   0.65%    2.85%     9.17     13.04   25,879,249      296,846,148      14.42%     16.96%       3.36%
           2008                   0.65%    2.85%     8.32     11.24   25,474,232      256,544,245     -24.51%    -23.17%       2.88%

MFS VIT UTILITIES INITIAL CLASS
           2012                   1.40%    2.35%    24.14     36.46      368,766       10,154,800      10.85%     11.91%       6.65%
           2011                   1.40%    2.35%    21.61     32.82      438,395       10,788,087       4.30%      5.30%       3.17%
           2010                   1.40%    2.35%    20.57     31.41      528,719       12,359,268      11.17%     12.23%       3.15%
           2009                   1.40%    2.35%    18.36     28.19      886,526       18,430,756      30.12%     31.37%       5.42%
           2008                   1.40%    2.35%    14.01     21.62      995,022       15,767,161     -39.12%    -38.54%       1.59%

MFS VIT UTILITIES SERVICE CLASS
           2012                   0.65%    3.20%    11.58     36.65    9,710,700      202,449,105       9.65%     12.48%       6.46%
           2011                   0.65%    3.20%    12.18     32.38    9,912,951      187,068,650       3.51%      5.82%       3.04%
           2010                   0.65%    2.85%    11.62     31.03    9,659,921      176,418,368      10.32%     12.77%       3.03%
           2009                   0.65%    2.85%    10.41     27.90   10,128,784      167,168,663      29.14%     32.01%       5.05%
           2008                   0.65%    2.85%     8.88     21.44   12,430,632      159,125,862     -39.56%    -38.49%       1.28%

MORGAN STANLEY UIF CAPITAL GROWTH CLASS II
           2012                   0.65%    2.20%    12.90     22.56       80,314        1,585,107      11.96%     13.31%       0.00%
           2011                   0.65%    1.85%    19.30     19.91       83,417        1,463,259      -4.63%     -3.67%       0.00%
           2010                   0.65%    1.65%    20.24     20.67       61,149        1,257,711      20.61%     21.82%       0.00%
           2009                   0.65%    1.65%    16.95     16.95       41,902          709,340      63.92%     63.92%       0.00%
           2008      12/22/08     0.75%    0.75%    10.34     10.34          845            8,735       2.74%      2.74%       0.00%

NB AMT MID CAP GROWTH I CLASS
           2012                   1.15%    2.90%    13.79     21.86    1,992,717       36,876,586       9.31%     11.13%       0.00%
           2011                   1.15%    2.80%    12.41     19.70    2,549,870       42,704,716      -2.30%     -0.68%       0.00%
           2010                   1.15%    2.80%    12.49     19.87    3,131,370       53,220,622      25.54%     27.62%       0.00%
           2009                   1.15%    2.80%     9.79     15.59    3,722,577       49,806,670      27.96%     30.09%       0.00%
           2008                   1.15%    2.80%     7.52     12.00    4,977,879       51,364,563     -44.94%    -44.02%       0.00%

NB AMT MID CAP INTRINSIC VALUE I CLASS
           2012                   1.15%    2.90%    10.97     20.08    1,996,543       36,696,208      12.28%     14.21%       0.59%
           2011                   1.15%    2.85%     9.71     17.71    2,478,404       40,147,591      -9.12%     -7.57%       0.60%
           2010                   1.15%    2.85%    10.63     19.29    3,131,986       55,143,709      22.64%     24.74%       0.68%
           2009                   1.15%    2.85%     8.61     15.57    3,960,978       56,317,829      42.44%     44.88%       1.67%
           2008                   1.15%    2.85%     6.01     10.69    5,282,840       52,195,507     -47.35%    -46.44%       1.13%

OPPENHEIMER GLOBAL SECURITIES SERVICE CLASS
           2012                   0.65%    2.10%    11.00     19.32      451,145        7,598,199      18.44%     20.17%       1.93%
           2011                   0.65%    2.20%    10.60     16.08      489,083        6,783,278     -10.52%     -9.12%       0.80%
           2010                   0.65%    2.20%    17.26     17.69      218,942        3,814,587      13.64%     14.95%       0.82%
           2009                   0.65%    1.80%    15.22     15.22       82,118        1,260,958      37.09%     37.09%       0.17%
           2008      12/26/08     1.65%    1.65%    11.10     11.10          916           10,166       3.71%      3.71%       0.00%

PIMCO VIT COMMODITYREALRETURN STRATEGY ADVISOR CLASS
           2012                   0.65%    2.80%    12.56     14.90      970,247       13,956,075       2.23%      4.44%       2.44%
           2011                   0.65%    2.80%    13.48     14.26    1,029,506       14,298,970     -10.10%     -8.14%      14.26%
           2010                   0.65%    2.80%    14.99     15.53      774,132       11,842,341      20.82%     23.44%      15.68%
           2009        7/1/09     0.65%    2.80%    12.41     12.58      331,446        4,144,190       3.62%     29.90%       6.63%

PUTNAM VT GLOBAL HEALTH CARE CLASS IB
           2012                   1.30%    2.65%    12.88     15.69      368,991        5,014,006      19.08%     20.69%       1.09%
           2011                   1.30%    2.65%    10.74     13.00      229,560        2,578,235      -3.77%     -2.45%       0.83%
           2010                   1.30%    2.65%    11.08     13.33      247,720        2,883,922      -0.21%      1.14%       1.96%
           2009                   1.30%    2.65%    11.03     13.18      286,303        3,309,551      22.71%     24.38%       0.00%
           2008                   1.30%    2.65%     8.92     10.59      537,709        5,006,622     -19.24%    -18.15%       0.00%

PUTNAM VT GROWTH & INCOME CLASS IB
           2012                   1.30%    2.35%     9.77     14.86      103,687        1,285,320      16.37%     17.60%       1.78%
           2011                   1.30%    2.35%    10.18     12.52      130,443        1,384,436      -6.86%     -5.87%       1.23%
           2010                   1.30%    2.35%    10.89     13.41      175,377        2,005,396      11.72%     12.90%       1.61%
           2009                   1.30%    2.35%     9.71     11.98      217,059        2,203,940      26.80%     28.14%       3.12%
           2008                   1.30%    2.35%     7.63      9.43      332,327        2,633,726     -40.12%    -39.49%       2.24%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2012:

                                                                         AGGREGATE           AGGREGATE
                                                                          COST OF             PROCEEDS
SUBACCOUNT                                                               PURCHASES           FROM SALES
-----------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                $        6,028,591  $        7,522,945
ABVPSF Growth and Income Class B                                             20,131,171          35,929,683
ABVPSF International Value Class B                                           18,365,869          26,810,586
ABVPSF Large Cap Growth Class B                                                 305,499           2,732,262
ABVPSF Small/Mid Cap Value Class B                                           18,434,323          24,751,139
American Century VP Inflation Protection Class II                            46,095,452          65,089,718
American Funds Blue Chip Income and Growth Class 1                              570,712              33,139
American Funds Bond Class 1                                                      99,808               1,122
American Funds Global Balanced Class 1                                           29,089                 625
American Funds Global Bond Class 1                                              315,818              25,190
American Funds Global Discovery Class 1                                          29,443               3,617
American Funds Global Growth Class 1                                              7,526                  --
American Funds Global Growth Class 2                                         12,665,428          52,567,670
American Funds Global Small Capitalization Class 2                           41,353,338          50,931,136
American Funds Growth Class 1                                                   178,492               7,991
American Funds Growth Class 2                                                20,399,051         299,084,577
American Funds Growth-Income Class 1                                              7,537                  --
American Funds Growth-Income Class 2                                         88,866,908         254,173,759
American Funds High-Income Bond Class 1                                         176,906               2,700
American Funds International Class 1                                            157,927               4,080
American Funds International Class 2                                         71,963,648          93,620,913
American Funds Mortgage Class 1                                                 172,521              23,463
American Funds New World Class 1                                                 26,352                 813
American Funds U.S. Government/AAA-Rated Securities Class 1                      66,720               1,143
BlackRock Global Allocation V.I. Class I                                         67,419                  57
BlackRock Global Allocation V.I. Class III                                  215,620,312          75,113,060
Delaware VIP Diversified Income Standard Class                                   61,496                  10
Delaware VIP Diversified Income Service Class                               287,230,034          83,041,582
Delaware VIP Emerging Markets Service Class                                  47,207,581          46,111,207

                                                                         AGGREGATE           AGGREGATE
                                                                          COST OF             PROCEEDS
SUBACCOUNT                                                               PURCHASES           FROM SALES
-----------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Standard Class                               $        5,368,052  $        1,348,832
Delaware VIP High Yield Service Class                                        43,668,792          55,755,830
Delaware VIP International Value Equity Standard Class                           26,402              60,675
Delaware VIP Limited-Term Diversified Income Standard Class                      78,057                 905
Delaware VIP Limited-Term Diversified Income Service Class                  237,516,396          53,400,836
Delaware VIP REIT Standard Class                                                197,270           1,168,953
Delaware VIP REIT Service Class                                              29,384,769          21,964,225
Delaware VIP Small Cap Value Standard Class                                     643,072           1,508,656
Delaware VIP Small Cap Value Service Class                                   60,853,895          75,480,065
Delaware VIP Smid Cap Growth Standard Class                                     735,792           1,926,819
Delaware VIP Smid Cap Growth Service Class                                   59,611,974          45,881,710
Delaware VIP U.S. Growth Service Class                                       73,461,604          65,960,092
Delaware VIP Value Standard Class                                               445,788           1,186,631
Delaware VIP Value Service Class                                             42,317,082          30,911,826
DWS Alternative Asset Allocation VIP Class A                                     40,618                 276
DWS Alternative Asset Allocation VIP Class B                                 13,839,393           4,944,782
DWS Equity 500 Index VIP Class A                                              1,461,362           3,761,279
DWS Equity 500 Index VIP Class B                                              3,407,178           8,236,894
DWS Small Cap Index VIP Class A                                                 181,116           1,220,086
DWS Small Cap Index VIP Class B                                               1,049,558           3,810,147
Fidelity VIP Contrafund Service Class 2                                      56,619,650         121,366,910
Fidelity VIP Equity-Income Initial Class                                        770,900             987,284
Fidelity VIP Equity-Income Service Class 2                                    3,852,692           8,798,482
Fidelity VIP Growth Initial Class                                               110,593             856,086
Fidelity VIP Growth Service Class 2                                          46,568,257          44,599,813
Fidelity VIP Mid Cap Service Class 2                                         91,012,463          59,867,760
Fidelity VIP Overseas Initial Class                                             115,701             533,593
Fidelity VIP Overseas Service Class 2                                         4,171,437          19,527,754
FTVIPT Franklin Income Securities Class 2                                    83,542,132          56,263,487
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                      17,324,121          24,272,733
FTVIPT Mutual Shares Securities Class 2                                      91,400,689          67,892,822
FTVIPT Templeton Global Bond Securities Class 2                              43,826,338          92,629,838
FTVIPT Templeton Growth Securities Class 2                                    3,680,766          13,212,484
Goldman Sachs VIT Large Cap Value Service Class                               6,802,817          25,524,271
Huntington VA Balanced                                                        1,875,437             196,279
Huntington VA Dividend Capture                                                  953,276             159,546
Invesco V.I. Capital Appreciation Series I                                        4,097           2,830,008
Invesco V.I. Capital Appreciation Series II                                      23,634           1,427,688
Invesco V.I. Core Equity Series I                                               209,429           1,910,615
Invesco V.I. Core Equity Series II                                               32,545             998,382
Invesco V.I. International Growth Series I                                       65,670             416,571
Invesco V.I. International Growth Series II                                     146,036             953,741
Invesco Van Kampen V.I. American Franchise Series I                           2,726,489             203,041
Invesco Van Kampen V.I. American Franchise Series II                          1,387,901             181,484
Janus Aspen Series Balanced Service Class                                     2,392,327           5,305,790
Janus Aspen Series Enterprise Service Class                                     315,314           2,094,990
Janus Aspen Series Worldwide Service Class                                      104,529             326,217
LVIP American Balanced Allocation Standard Class                                102,954                 798
LVIP American Global Growth Service Class II                                 15,178,162           3,919,550
LVIP American Global Small Capitalization Service Class II                   14,209,066           3,814,572
LVIP American Growth Allocation Standard Class                                  308,843               3,952
LVIP American Growth Service Class II                                        65,758,961          21,836,758
LVIP American Growth-Income Service Class II                                 51,260,956           8,432,527
LVIP American International Service Class II                                 35,112,954           6,562,636
LVIP Baron Growth Opportunities Service Class                                25,019,668          14,472,329
LVIP BlackRock Emerging Markets Index RPM Service Class                       6,454,565                  --
LVIP BlackRock Equity Dividend RPM Service Class                             34,168,044           6,233,117
LVIP BlackRock Inflation Protected Bond Standard Class                          351,711              19,681
LVIP BlackRock Inflation Protected Bond Service Class                       149,432,990          17,963,245
LVIP Capital Growth Service Class                                            62,606,591          29,233,730
LVIP Clarion Global Real Estate Service Class                                13,293,180          16,442,752

                                                                         AGGREGATE           AGGREGATE
                                                                          COST OF             PROCEEDS
SUBACCOUNT                                                               PURCHASES           FROM SALES
-----------------------------------------------------------------------------------------------------------
LVIP Columbia Small-Mid Cap Growth RPM Service Class                 $       13,607,295  $        9,599,263
LVIP Delaware Bond Standard Class                                             9,933,472          35,751,566
LVIP Delaware Bond Service Class                                            472,298,425         101,931,293
LVIP Delaware Diversified Floating Rate Standard Class                           45,195                 879
LVIP Delaware Diversified Floating Rate Service Class                        81,194,873          16,322,696
LVIP Delaware Foundation Aggressive Allocation Standard Class                   215,730           2,740,700
LVIP Delaware Foundation Aggressive Allocation Service Class                  3,365,960           7,596,274
LVIP Delaware Growth and Income Service Class                                 9,999,367          15,106,860
LVIP Delaware Social Awareness Standard Class                                   767,248           2,140,323
LVIP Delaware Social Awareness Service Class                                  5,999,401           8,065,472
LVIP Delaware Special Opportunities Service Class                            18,801,941          19,719,796
LVIP Dimensional Non-U.S. Equity Standard Class                                 689,354              44,481
LVIP Dimensional Non-U.S. Equity Service Class                               14,084,418           2,842,209
LVIP Dimensional U.S. Equity Standard Class                                     771,767              27,161
LVIP Dimensional U.S. Equity Service Class                                   24,043,147           4,844,633
LVIP Dimensional/Vanguard Total Bond Standard Class                           1,032,443             127,408
LVIP Dimensional/Vanguard Total Bond Service Class                           91,669,791          15,116,888
LVIP Global Income Service Class                                             97,477,981          31,084,999
LVIP JPMorgan High Yield Service Class                                       62,457,076          22,226,594
LVIP JPMorgan Mid Cap Value RPM Service Class                                12,236,444           5,384,059
LVIP MFS International Growth Service Class                                  12,240,896          14,294,867
LVIP MFS Value Service Class                                                100,071,656          65,554,251
LVIP Mid-Cap Value Service Class                                             12,777,383           9,549,152
LVIP Mondrian International Value Standard Class                                771,026           3,907,483
LVIP Mondrian International Value Service Class                              12,087,088          13,206,773
LVIP Money Market Standard Class                                             27,570,676          40,143,993
LVIP Money Market Service Class                                             168,971,800         203,296,557
LVIP Protected Profile 2010 Service Class                                     1,393,193           2,406,034
LVIP Protected Profile 2020 Service Class                                       928,058           2,670,809
LVIP Protected Profile 2030 Service Class                                     1,598,759           1,735,672
LVIP Protected Profile 2040 Service Class                                       388,731             781,418
LVIP Protected Profile Conservative Standard Class                               52,637               1,263
LVIP Protected Profile Conservative Service Class                           375,527,112          20,026,295
LVIP Protected Profile Growth Standard Class                                    199,957             208,205
LVIP Protected Profile Growth Service Class                               1,565,771,288           6,584,152
LVIP Protected Profile Moderate Service Class                             1,424,473,962          14,725,323
LVIP SSgA Bond Index Standard Class                                              75,479              48,934
LVIP SSgA Bond Index Service Class                                          120,965,202          88,750,838
LVIP SSgA Conservative Index Allocation Service Class                        28,851,400           7,418,428
LVIP SSgA Conservative Structured Allocation Service Class                   74,847,308          25,688,694
LVIP SSgA Developed International 150 Service Class                          15,904,678          19,170,781
LVIP SSgA Emerging Markets 100 Standard Class                                    96,933               7,794
LVIP SSgA Emerging Markets 100 Service Class                                 52,650,601          30,977,892
LVIP SSgA Global Tactical Allocation RPM Standard Class                          62,594                  51
LVIP SSgA Global Tactical Allocation RPM Service Class                      142,014,060          25,838,762
LVIP SSgA International Index Standard Class                                     31,996               1,766
LVIP SSgA International Index Service Class                                  17,036,041          30,804,050
LVIP SSgA Large Cap 100 Standard Class                                            3,750                  --
LVIP SSgA Large Cap 100 Service Class                                        14,148,193          46,203,734
LVIP SSgA Moderate Index Allocation Service Class                            67,230,767           9,823,864
LVIP SSgA Moderate Structured Allocation Service Class                      206,320,291          27,230,627
LVIP SSgA Moderately Aggressive Index Allocation Service Class               52,165,156           8,433,338
LVIP SSgA Moderately Aggressive Structured Allocation Service Class         122,458,190          19,658,597
LVIP SSgA S&P 500 Index Standard Class                                          754,459           1,319,022
LVIP SSgA S&P 500 Index Service Class                                       104,648,835          85,987,318
LVIP SSgA Small-Cap Index Standard Class                                         51,693               6,087
LVIP SSgA Small-Cap Index Service Class                                      25,233,156          26,789,388
LVIP SSgA Small-Mid Cap 200 Standard Class                                       24,317               2,686
LVIP SSgA Small-Mid Cap 200 Service Class                                    15,239,875          13,627,422
LVIP T. Rowe Price Growth Stock Service Class                                56,893,918          16,241,032
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                     554,758             710,565

                                                                         AGGREGATE           AGGREGATE
                                                                          COST OF             PROCEEDS
SUBACCOUNT                                                               PURCHASES           FROM SALES
-----------------------------------------------------------------------------------------------------------
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class           $       38,139,250  $       26,014,305
LVIP Templeton Growth RPM Service Class                                      30,780,146          19,344,276
LVIP UBS Large Cap Growth RPM Standard Class                                    464,120             680,023
LVIP UBS Large Cap Growth RPM Service Class                                  12,962,311           9,720,095
LVIP Vanguard Domestic Equity ETF Standard Class                                116,024               6,231
LVIP Vanguard Domestic Equity ETF Service Class                              30,897,601           3,975,340
LVIP Vanguard International Equity ETF Standard Class                            60,054               5,238
LVIP Vanguard International Equity ETF Service Class                         17,241,796           2,185,968
Lord Abbett Fundamental Equity Class VC                                       1,543,212           2,282,559
MFS VIT Core Equity Service Class                                               131,677             527,855
MFS VIT Growth Initial Class                                                     14,145             369,116
MFS VIT Growth Service Class                                                 12,991,881          10,532,103
MFS VIT Total Return Initial Class                                              359,312           2,377,655
MFS VIT Total Return Service Class                                           11,587,948          43,170,278
MFS VIT Utilities Initial Class                                                 902,865           2,196,390
MFS VIT Utilities Service Class                                              35,396,894          31,595,043
Morgan Stanley UIF Capital Growth Class II                                      205,144             218,249
NB AMT Mid Cap Growth I Class                                                 1,925,114          12,823,179
NB AMT Mid Cap Intrinsic Value I Class                                       10,847,116           9,994,063
Oppenheimer Global Securities Service Class                                     998,152           1,444,988
PIMCO VIT CommodityRealReturn Strategy Advisor Class                          8,341,830           8,435,551
Putnam VT Global Health Care Class IB                                         3,730,700           1,608,312
Putnam VT Growth & Income Class IB                                               77,055             393,332

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2012:

                                                                                       NET          FAIR
                                                                         SHARES       ASSET       VALUE OF          COST OF
SUBACCOUNT                                                               OWNED        VALUE        SHARES            SHARES
--------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                     1,467,541  $ 16.42  $     24,097,031  $     24,080,415
ABVPSF Growth and Income Class B                                          7,299,907    20.66       150,816,079       139,732,004
ABVPSF International Value Class B                                       15,447,435    12.84       198,345,058       224,543,662
ABVPSF Large Cap Growth Class B                                             289,371    30.38         8,791,081         7,137,345
ABVPSF Small/Mid Cap Value Class B                                        8,154,099    17.58       143,349,057       122,896,321
American Century VP Inflation Protection Class II                        39,323,826    12.03       473,065,631       430,320,271
American Funds Blue Chip Income and Growth Class 1                           54,331    10.05           546,027           537,953
American Funds Bond Class 1                                                   8,665    11.29            97,830            98,692
American Funds Global Balanced Class 1                                        2,872    10.34            29,700            28,498
American Funds Global Bond Class 1                                           23,473    12.32           289,192           290,685
American Funds Global Discovery Class 1                                       1,969    13.61            26,801            25,877
American Funds Global Growth Class 1                                            321    23.58             7,558             7,526
American Funds Global Growth Class 2                                     12,569,569    23.44       294,630,698       254,707,970
American Funds Global Small Capitalization Class 2                       20,807,815    19.86       413,243,196       387,565,832
American Funds Growth Class 1                                                 2,983    60.90           181,651           170,690
American Funds Growth Class 2                                            26,105,102    60.45     1,578,053,415     1,322,867,008
American Funds Growth-Income Class 1                                            196    38.48             7,525             7,537
American Funds Growth-Income Class 2                                     49,418,517    38.24     1,889,764,104     1,656,892,288
American Funds High-Income Bond Class 1                                      15,267    11.16           170,383           174,256
American Funds International Class 1                                          9,348    17.68           165,272           153,956
American Funds International Class 2                                     39,824,693    17.62       701,711,083       681,268,025
American Funds Mortgage Class 1                                              14,081    10.47           147,427           149,077
American Funds New World Class 1                                              1,194    22.93            27,384            25,610
American Funds U.S. Government/AAA-Rated Securities Class 1                   5,094    12.75            64,943            65,574
BlackRock Global Allocation V.I. Class I                                      4,175    16.10            67,224            67,363
BlackRock Global Allocation V.I. Class III                               88,244,590    14.34     1,265,427,417     1,232,822,066
Delaware VIP Diversified Income Standard Class                                5,560    11.07            61,551            61,486
Delaware VIP Diversified Income Service Class                           127,433,094    11.00     1,401,764,033     1,346,972,748
Delaware VIP Emerging Markets Service Class                              17,768,347    19.78       351,457,907       337,613,746

                                                                                       NET          FAIR
                                                                         SHARES       ASSET       VALUE OF          COST OF
SUBACCOUNT                                                               OWNED        VALUE        SHARES            SHARES
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Standard Class                                    1,657,583  $  6.11  $     10,127,829  $      9,207,832
Delaware VIP High Yield Service Class                                    40,911,145     6.09       249,148,875       225,116,888
Delaware VIP International Value Equity Standard Class                       21,260    10.09           214,511           289,907
Delaware VIP Limited-Term Diversified Income Standard Class                   7,608    10.12            76,988            77,152
Delaware VIP Limited-Term Diversified Income Service Class              109,202,261    10.05     1,097,482,722     1,089,954,621
Delaware VIP REIT Standard Class                                            361,216    12.06         4,356,263         4,402,831
Delaware VIP REIT Service Class                                          12,555,166    12.04       151,164,201       146,711,092
Delaware VIP Small Cap Value Standard Class                                 214,565    33.14         7,110,682         5,242,143
Delaware VIP Small Cap Value Service Class                                9,859,617    33.04       325,761,733       285,609,412
Delaware VIP Smid Cap Growth Standard Class                                 320,082    24.37         7,800,403         6,495,477
Delaware VIP Smid Cap Growth Service Class                                5,575,669    23.67       131,976,097       125,197,808
Delaware VIP U.S. Growth Service Class                                   27,520,251    10.03       276,028,116       225,865,663
Delaware VIP Value Standard Class                                           288,539    19.88         5,736,154         4,901,686
Delaware VIP Value Service Class                                          9,264,249    19.84       183,802,708       163,200,276
DWS Alternative Asset Allocation VIP Class A                                  2,963    13.90            41,181            40,355
DWS Alternative Asset Allocation VIP Class B                              3,522,223    13.88        48,888,451        47,372,755
DWS Equity 500 Index VIP Class A                                          1,238,505    15.01        18,589,966        14,990,501
DWS Equity 500 Index VIP Class B                                          1,629,595    15.00        24,443,923        20,741,925
DWS Small Cap Index VIP Class A                                             344,701    13.56         4,674,152         4,105,267
DWS Small Cap Index VIP Class B                                             823,621    13.55        11,160,063        10,236,185
Fidelity VIP Contrafund Service Class 2                                  37,778,036    26.00       982,228,946       900,856,949
Fidelity VIP Equity-Income Initial Class                                    302,756    19.94         6,036,950         6,707,035
Fidelity VIP Equity-Income Service Class 2                                1,685,822    19.62        33,075,829        36,207,969
Fidelity VIP Growth Initial Class                                           111,642    42.05         4,694,567         4,727,425
Fidelity VIP Growth Service Class 2                                       3,079,012    41.64       128,210,058       116,969,306
Fidelity VIP Mid Cap Service Class 2                                     15,990,037    29.98       479,381,304       470,898,747
Fidelity VIP Overseas Initial Class                                          95,939    16.09         1,543,663         1,659,782
Fidelity VIP Overseas Service Class 2                                     4,401,419    15.95        70,202,636        72,641,106
FTVIPT Franklin Income Securities Class 2                                38,997,201    15.07       587,687,824       573,562,486
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                   4,540,356    21.04        95,529,081        88,412,212
FTVIPT Mutual Shares Securities Class 2                                  41,520,808    17.22       714,988,308       649,527,633
FTVIPT Templeton Global Bond Securities Class 2                          29,187,507    19.47       568,280,762       504,894,021
FTVIPT Templeton Growth Securities Class 2                                3,909,037    11.97        46,791,170        48,619,021
Goldman Sachs VIT Large Cap Value Service Class                          14,924,672    10.75       160,440,227       144,474,251
Huntington VA Balanced                                                      189,933    14.35         2,725,542         2,635,663
Huntington VA Dividend Capture                                              106,066    10.78         1,143,395         1,117,851
Invesco V.I. Core Equity Series I                                           274,534    30.14         8,274,466         6,878,120
Invesco V.I. Core Equity Series II                                           77,706    29.86         2,320,295         1,927,895
Invesco V.I. International Growth Series I                                   93,832    30.03         2,817,771         1,823,388
Invesco V.I. International Growth Series II                                  70,241    29.68         2,084,746         1,545,674
Invesco Van Kampen V.I. American Franchise Series I                          67,500    36.28         2,448,900         2,511,389
Invesco Van Kampen V.I. American Franchise Series II                         32,657    35.55         1,160,965         1,191,934
Janus Aspen Series Balanced Service Class                                   621,067    28.42        17,650,724        16,157,235
Janus Aspen Series Enterprise Service Class                                 134,086    43.18         5,789,841         3,883,248
Janus Aspen Series Worldwide Service Class                                   33,228    30.32         1,007,475           889,816
LVIP American Balanced Allocation Standard Class                              9,529    11.42           108,785           102,202
LVIP American Global Growth Service Class II                              3,823,507    13.67        52,274,990        47,287,361
LVIP American Global Small Capitalization Service Class II                4,248,712    12.01        51,027,031        49,825,028
LVIP American Growth Allocation Standard Class                               27,218    11.53           313,720           304,894
LVIP American Growth Service Class II                                    14,492,159    14.05       203,585,852       185,416,415
LVIP American Growth-Income Service Class II                             11,665,427    13.86       161,729,483       145,897,588
LVIP American International Service Class II                              9,304,359    12.14       112,908,394       107,788,410
LVIP Baron Growth Opportunities Service Class                             3,476,536    35.08       121,970,807       101,255,459
LVIP BlackRock Emerging Markets Index RPM Service Class                     616,499    10.90         6,716,755         6,454,377
LVIP BlackRock Equity Dividend RPM Service Class                          4,331,357    14.96        64,801,429        60,972,657
LVIP BlackRock Inflation Protected Bond Standard Class                       29,147    11.48           334,609           332,699
LVIP BlackRock Inflation Protected Bond Service Class                    32,365,563    11.45       370,585,694       357,011,499
LVIP Capital Growth Service Class                                         9,852,393    27.55       271,443,280       231,445,655
LVIP Clarion Global Real Estate Service Class                            11,391,869     8.43        95,976,497        79,514,808
LVIP Columbia Small-Mid Cap Growth RPM Service Class                      3,683,259    10.94        40,305,904        39,581,124
LVIP Delaware Bond Standard Class                                        10,720,293    14.21       152,356,797       142,056,903

                                                                                       NET          FAIR
                                                                         SHARES       ASSET       VALUE OF          COST OF
SUBACCOUNT                                                               OWNED        VALUE        SHARES            SHARES
--------------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Bond Service Class                                        163,828,322  $ 14.21  $  2,328,164,277  $  2,242,162,430
LVIP Delaware Diversified Floating Rate Standard Class                        4,367    10.14            44,259            44,320
LVIP Delaware Diversified Floating Rate Service Class                    19,497,186    10.14       197,603,984       197,023,933
LVIP Delaware Foundation Aggressive Allocation Standard Class               678,774    13.19         8,955,746         8,939,126
LVIP Delaware Foundation Aggressive Allocation Service Class              1,617,342    13.19        21,331,126        20,609,303
LVIP Delaware Growth and Income Service Class                             1,093,270    32.99        36,071,355        31,839,006
LVIP Delaware Social Awareness Standard Class                               277,497    32.54         9,028,372         7,664,991
LVIP Delaware Social Awareness Service Class                              1,388,693    32.48        45,097,805        40,653,212
LVIP Delaware Special Opportunities Service Class                         1,114,798    34.07        37,980,041        38,952,754
LVIP Dimensional Non-U.S. Equity Standard Class                              90,754     9.20           835,121           742,331
LVIP Dimensional Non-U.S. Equity Service Class                            3,081,682     9.20        28,357,636        26,129,669
LVIP Dimensional U.S. Equity Standard Class                                  84,587    10.72           906,353           829,666
LVIP Dimensional U.S. Equity Service Class                                4,528,622    10.71        48,519,654        43,311,571
LVIP Dimensional/Vanguard Total Bond Standard Class                          93,465    10.69           998,957           998,795
LVIP Dimensional/Vanguard Total Bond Service Class                       11,897,638    10.69       127,173,851       125,955,003
LVIP Global Income Service Class                                         40,819,205    11.82       482,401,363       471,466,432
LVIP JPMorgan High Yield Service Class                                   11,118,663    11.12       123,661,765       118,711,333
LVIP JPMorgan Mid Cap Value RPM Service Class                             2,906,590    11.70        34,018,727        30,471,103
LVIP MFS International Growth Service Class                              10,293,007    12.95       133,315,023       120,441,244
LVIP MFS Value Service Class                                             26,069,876    25.80       672,707,078       566,048,246
LVIP Mid-Cap Value Service Class                                          3,667,123    15.86        58,164,243        48,483,714
LVIP Mondrian International Value Standard Class                            984,430    15.24        15,005,666        15,840,087
LVIP Mondrian International Value Service Class                           7,125,326    15.24       108,561,473       114,093,559
LVIP Money Market Standard Class                                          4,844,270    10.00        48,442,704        48,442,703
LVIP Money Market Service Class                                          32,409,865    10.00       324,098,655       324,098,654
LVIP Protected Profile 2010 Service Class                                   653,492    11.26         7,355,712         6,279,721
LVIP Protected Profile 2020 Service Class                                 1,481,547    10.79        15,982,934        13,403,012
LVIP Protected Profile 2030 Service Class                                   991,206    10.63        10,534,533         8,876,435
LVIP Protected Profile 2040 Service Class                                   558,206     9.99         5,578,154         4,562,845
LVIP Protected Profile Conservative Standard Class                            3,981    12.85            51,160            51,372
LVIP Protected Profile Conservative Service Class                        61,829,964    12.85       794,453,208       752,638,062
LVIP Protected Profile Growth Service Class                             198,563,073    11.91     2,363,893,383     2,304,572,083
LVIP Protected Profile Moderate Service Class                           212,538,500    12.56     2,669,908,640     2,550,287,109
LVIP SSgA Bond Index Standard Class                                           2,267    11.57            26,230            26,666
LVIP SSgA Bond Index Service Class                                       86,186,202    11.57       997,519,103       941,410,778
LVIP SSgA Conservative Index Allocation Service Class                     4,886,174    11.40        55,721,925        53,685,725
LVIP SSgA Conservative Structured Allocation Service Class               17,841,931    11.14       198,723,422       192,761,798
LVIP SSgA Developed International 150 Service Class                      17,518,512     8.10       141,917,463       129,786,148
LVIP SSgA Emerging Markets 100 Standard Class                                 9,982    10.45           104,283           103,783
LVIP SSgA Emerging Markets 100 Service Class                             16,946,111    10.45       177,052,972       181,299,537
LVIP SSgA Global Tactical Allocation RPM Standard Class                       5,762    10.95            63,098            62,543
LVIP SSgA Global Tactical Allocation RPM Service Class                   33,438,062    10.95       366,213,652       355,208,665
LVIP SSgA International Index Standard Class                                  4,245     7.94            33,711            30,375
LVIP SSgA International Index Service Class                              26,252,199     7.94       208,547,472       184,603,866
LVIP SSgA Large Cap 100 Standard Class                                          328    11.49             3,764             3,750
LVIP SSgA Large Cap 100 Service Class                                    24,283,822    11.49       279,069,687       215,321,432
LVIP SSgA Moderate Index Allocation Service Class                        11,637,734    11.64       135,439,949       128,385,603
LVIP SSgA Moderate Structured Allocation Service Class                   47,491,424    11.27       535,418,318       516,368,665
LVIP SSgA Moderately Aggressive Index Allocation Service Class           10,994,943    11.64       127,981,140       120,986,984
LVIP SSgA Moderately Aggressive Structured Allocation Service Class      31,341,777    11.40       357,421,629       346,739,922
LVIP SSgA S&P 500 Index Standard Class                                      159,981    10.19         1,630,363         1,348,318
LVIP SSgA S&P 500 Index Service Class                                    49,235,742    10.20       502,007,628       404,341,079
LVIP SSgA Small-Cap Index Standard Class                                      3,158    19.60            61,889            57,747
LVIP SSgA Small-Cap Index Service Class                                   7,320,518    19.60       143,496,787       114,509,747
LVIP SSgA Small-Mid Cap 200 Standard Class                                    1,706    12.63            21,541            21,611
LVIP SSgA Small-Mid Cap 200 Service Class                                 7,404,729    12.63        93,506,914        80,396,234
LVIP T. Rowe Price Growth Stock Service Class                             7,020,574    20.44       143,500,526       125,025,561
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                 146,553    15.69         2,299,125         1,786,791
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                5,240,345    15.32        80,276,851        70,484,239
LVIP Templeton Growth RPM Service Class                                   5,356,100    28.74       153,945,018       138,738,443
LVIP UBS Large Cap Growth RPM Standard Class                                 94,603    23.55         2,227,894         1,822,404

                                                                                       NET          FAIR
                                                                         SHARES       ASSET       VALUE OF          COST OF
SUBACCOUNT                                                               OWNED        VALUE        SHARES            SHARES
--------------------------------------------------------------------------------------------------------------------------------
LVIP UBS Large Cap Growth RPM Service Class                               2,557,413  $ 23.32  $     59,633,757  $     51,166,580
LVIP Vanguard Domestic Equity ETF Standard Class                             10,789    10.39           112,138           109,957
LVIP Vanguard Domestic Equity ETF Service Class                           4,294,729    10.40        44,643,707        41,757,262
LVIP Vanguard International Equity ETF Standard Class                         6,323     9.14            57,786            54,905
LVIP Vanguard International Equity ETF Service Class                      2,861,989     9.14        26,149,995        24,536,583
Lord Abbett Fundamental Equity Class VC                                     847,243    17.61        14,919,950        13,385,520
MFS VIT Core Equity Service Class                                           121,676    17.63         2,145,151         1,559,378
MFS VIT Growth Initial Class                                                 95,638    28.83         2,757,246         2,564,357
MFS VIT Growth Service Class                                                866,284    28.25        24,472,535        20,881,622
MFS VIT Total Return Initial Class                                          534,368    20.05        10,714,070         9,903,235
MFS VIT Total Return Service Class                                       14,071,096    19.80       278,607,701       260,413,307
MFS VIT Utilities Initial Class                                             367,602    27.63        10,156,846         8,244,805
MFS VIT Utilities Service Class                                           7,422,749    27.29       202,566,812       185,369,273
Morgan Stanley UIF Capital Growth Class II                                   73,731    21.50         1,585,217         1,302,218
NB AMT Mid Cap Growth I Class                                             1,191,807    30.97        36,910,261        24,726,333
NB AMT Mid Cap Intrinsic Value I Class                                    3,032,443    12.09        36,662,240        40,271,571
Oppenheimer Global Securities Service Class                                 235,856    32.25         7,606,346         6,590,681
PIMCO VIT CommodityRealReturn Strategy Advisor Class                      1,935,960     7.21        13,958,269        15,904,368
Putnam VT Global Health Care Class IB                                       388,133    12.92         5,014,682         4,758,332
Putnam VT Growth & Income Class IB                                           71,695    17.93         1,285,492         1,392,573

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2012, is as follows:

                                                                        UNITS           UNITS         NET INCREASE
                                                                        ISSUED         REDEEMED        (DECREASE)
-------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                       635,412        (866,816)       (231,404)
ABVPSF Growth and Income Class B                                          1,564,978      (2,671,075)     (1,106,097)
ABVPSF International Value Class B                                        2,708,571      (3,947,234)     (1,238,663)
ABVPSF Large Cap Growth Class B                                              38,261        (318,331)       (280,070)
ABVPSF Small/Mid Cap Value Class B                                          797,699      (1,242,906)       (445,207)
American Century VP Inflation Protection Class II                         2,079,621      (4,524,181)     (2,444,560)
American Funds Blue Chip Income and Growth Class 1                           54,563          (2,838)         51,725
American Funds Bond Class 1                                                   9,211             (57)          9,154
American Funds Global Balanced Class 1                                        2,808             (55)          2,753
American Funds Global Bond Class 1                                           29,600          (2,336)         27,264
American Funds Global Discovery Class 1                                       2,904            (362)          2,542
American Funds Global Growth Class 1                                            477              --             477
American Funds Global Growth Class 2                                        817,405      (3,257,367)     (2,439,962)
American Funds Global Small Capitalization Class 2                        3,233,892      (2,780,332)        453,560
American Funds Growth Class 1                                                11,808            (452)         11,356
American Funds Growth Class 2                                               822,530     (18,557,057)    (17,734,527)
American Funds Growth-Income Class 1                                            480              --             480
American Funds Growth-Income Class 2                                      5,449,430     (17,043,986)    (11,594,556)
American Funds High-Income Bond Class 1                                      15,982            (197)         15,785
American Funds International Class 1                                         12,758            (246)         12,512
American Funds International Class 2                                      5,624,496      (5,387,259)        237,237
American Funds Mortgage Class 1                                              16,281          (2,173)         14,108
American Funds New World Class 1                                              2,817             (77)          2,740
American Funds U.S. Government/AAA-Rated Securities Class 1                   6,217             (84)          6,133
BlackRock Global Allocation V.I. Class I                                      5,032              --           5,032
BlackRock Global Allocation V.I. Class III                               16,837,972      (5,498,317)     11,339,655
Delaware VIP Diversified Income Standard Class                                4,298              --           4,298
Delaware VIP Diversified Income Service Class                            15,456,691      (4,933,861)     10,522,830
Delaware VIP Emerging Markets Service Class                               2,887,964      (2,549,639)        338,325
Delaware VIP High Yield Standard Class                                      296,421         (73,251)        223,170
Delaware VIP High Yield Service Class                                     1,274,222      (2,902,564)     (1,628,342)
Delaware VIP International Value Equity Standard Class                        1,322          (3,632)         (2,310)
Delaware VIP Limited-Term Diversified Income Standard Class                   6,943             (57)          6,886

                                                                        UNITS           UNITS         NET INCREASE
                                                                        ISSUED         REDEEMED        (DECREASE)
-------------------------------------------------------------------------------------------------------------------
Delaware VIP Limited-Term Diversified Income Service Class               20,447,252      (4,340,148)     16,107,104
Delaware VIP REIT Standard Class                                              4,222         (34,109)        (29,887)
Delaware VIP REIT Service Class                                           1,857,309      (1,219,055)        638,254
Delaware VIP Small Cap Value Standard Class                                   3,208         (50,193)        (46,985)
Delaware VIP Small Cap Value Service Class                                2,421,783      (4,316,434)     (1,894,651)
Delaware VIP Smid Cap Growth Standard Class                                  10,457         (72,179)        (61,722)
Delaware VIP Smid Cap Growth Service Class                                2,950,008      (2,668,137)        281,871
Delaware VIP U.S. Growth Service Class                                    5,912,546      (5,188,757)        723,789
Delaware VIP Value Standard Class                                            23,126         (78,818)        (55,692)
Delaware VIP Value Service Class                                          3,048,978      (2,132,304)        916,674
DWS Alternative Asset Allocation VIP Class A                                  3,150             (17)          3,133
DWS Alternative Asset Allocation VIP Class B                                997,400        (371,292)        626,108
DWS Equity 500 Index VIP Class A                                            107,627        (299,282)       (191,655)
DWS Equity 500 Index VIP Class B                                            244,421        (567,792)       (323,371)
DWS Small Cap Index VIP Class A                                               8,206         (60,984)        (52,778)
DWS Small Cap Index VIP Class B                                              66,468        (247,452)       (180,984)
Fidelity VIP Contrafund Service Class 2                                   3,665,701      (6,399,819)     (2,734,118)
Fidelity VIP Equity-Income Initial Class                                     20,050         (71,040)        (50,990)
Fidelity VIP Equity-Income Service Class 2                                   59,492        (607,576)       (548,084)
Fidelity VIP Growth Initial Class                                            10,047         (70,318)        (60,271)
Fidelity VIP Growth Service Class 2                                       3,848,101      (3,811,244)         36,857
Fidelity VIP Mid Cap Service Class 2                                      4,019,384      (3,913,249)        106,135
Fidelity VIP Overseas Initial Class                                           6,774         (42,562)        (35,788)
Fidelity VIP Overseas Service Class 2                                       253,094      (1,498,861)     (1,245,767)
FTVIPT Franklin Income Securities Class 2                                 4,120,611      (4,091,000)         29,611
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                     650,895      (1,632,982)       (982,087)
FTVIPT Mutual Shares Securities Class 2                                   7,666,854      (6,251,775)      1,415,079
FTVIPT Templeton Global Bond Securities Class 2                             516,334      (5,075,248)     (4,558,914)
FTVIPT Templeton Growth Securities Class 2                                  237,035        (981,200)       (744,165)
Goldman Sachs VIT Large Cap Value Service Class                             110,367      (1,858,516)     (1,748,149)
Huntington VA Balanced                                                      180,607         (16,516)        164,091
Huntington VA Dividend Capture                                               87,797         (14,342)         73,455
Invesco V.I. Capital Appreciation Series I                                      901        (431,402)       (430,501)
Invesco V.I. Capital Appreciation Series II                                   2,481        (140,252)       (137,771)
Invesco V.I. Core Equity Series I                                            14,158        (177,407)       (163,249)
Invesco V.I. Core Equity Series II                                            1,002         (69,392)        (68,390)
Invesco V.I. International Growth Series I                                    2,303         (26,613)        (24,310)
Invesco V.I. International Growth Series II                                   6,476         (46,685)        (40,209)
Invesco Van Kampen V.I. American Franchise Series I                         417,720         (28,932)        388,788
Invesco Van Kampen V.I. American Franchise Series II                        136,982         (17,874)        119,108
Janus Aspen Series Balanced Service Class                                    44,942        (301,753)       (256,811)
Janus Aspen Series Enterprise Service Class                                  16,721         (96,148)        (79,427)
Janus Aspen Series Worldwide Service Class                                    9,704         (29,114)        (19,410)
LVIP American Balanced Allocation Standard Class                             10,351             (50)         10,301
LVIP American Global Growth Service Class II                              1,256,813        (306,131)        950,682
LVIP American Global Small Capitalization Service Class II                1,299,693        (331,190)        968,503
LVIP American Growth Allocation Standard Class                               29,945            (235)         29,710
LVIP American Growth Service Class II                                     5,325,750      (1,637,321)      3,688,429
LVIP American Growth-Income Service Class II                              4,049,405        (597,587)      3,451,818
LVIP American International Service Class II                              3,055,237        (579,057)      2,476,180
LVIP Baron Growth Opportunities Service Class                             1,577,658      (1,108,138)        469,520
LVIP BlackRock Emerging Markets Index RPM Service Class                     666,865              --         666,865
LVIP BlackRock Equity Dividend RPM Service Class                          3,341,630        (583,160)      2,758,470
LVIP BlackRock Inflation Protected Bond Standard Class                       29,771          (1,563)         28,208
LVIP BlackRock Inflation Protected Bond Service Class                    12,888,248      (1,479,678)     11,408,570
LVIP Capital Growth Service Class                                         6,291,888      (2,826,349)      3,465,539
LVIP Clarion Global Real Estate Service Class                             1,891,972      (2,144,712)       (252,740)
LVIP Columbia Small-Mid Cap Growth RPM Service Class                      1,506,315        (992,372)        513,943
LVIP Delaware Bond Standard Class                                           209,595      (1,845,658)     (1,636,063)
LVIP Delaware Bond Service Class                                         32,715,903      (6,673,709)     26,042,194
LVIP Delaware Diversified Floating Rate Standard Class                        4,391             (75)          4,316
LVIP Delaware Diversified Floating Rate Service Class                     8,163,466      (1,581,575)      6,581,891

                                                                        UNITS           UNITS         NET INCREASE
                                                                        ISSUED         REDEEMED        (DECREASE)
-------------------------------------------------------------------------------------------------------------------
LVIP Delaware Foundation Aggressive Allocation Standard Class                 4,395        (169,181)       (164,786)
LVIP Delaware Foundation Aggressive Allocation Service Class                229,566        (529,966)       (300,400)
LVIP Delaware Growth and Income Service Class                               937,674      (1,345,216)       (407,542)
LVIP Delaware Social Awareness Standard Class                                 8,171        (131,078)       (122,907)
LVIP Delaware Social Awareness Service Class                                224,219        (542,152)       (317,933)
LVIP Delaware Special Opportunities Service Class                         1,515,316      (2,093,704)       (578,388)
LVIP Dimensional Non-U.S. Equity Standard Class                              77,947          (4,697)         73,250
LVIP Dimensional Non-U.S. Equity Service Class                            1,547,325        (302,075)      1,245,250
LVIP Dimensional U.S. Equity Standard Class                                  75,930          (2,342)         73,588
LVIP Dimensional U.S. Equity Service Class                                2,401,972        (455,050)      1,946,922
LVIP Dimensional/Vanguard Total Bond Standard Class                          95,891         (11,687)         84,204
LVIP Dimensional/Vanguard Total Bond Service Class                        8,749,985      (1,433,613)      7,316,372
LVIP Global Income Service Class                                          8,058,061      (2,411,010)      5,647,051
LVIP JPMorgan High Yield Service Class                                    5,071,211      (1,907,251)      3,163,960
LVIP JPMorgan Mid Cap Value RPM Service Class                             1,345,278        (555,570)        789,708
LVIP MFS International Growth Service Class                               1,570,406      (1,587,314)        (16,908)
LVIP MFS Value Service Class                                              9,320,607      (6,651,738)      2,668,869
LVIP Mid-Cap Value Service Class                                          1,503,422      (1,059,869)        443,553
LVIP Mondrian International Value Standard Class                             27,609        (212,995)       (185,386)
LVIP Mondrian International Value Service Class                             862,616        (897,596)        (34,980)
LVIP Money Market Standard Class                                          2,656,810      (3,743,358)     (1,086,548)
LVIP Money Market Service Class                                          17,532,050     (20,126,670)     (2,594,620)
LVIP Protected Profile 2010 Service Class                                   118,882        (211,428)        (92,546)
LVIP Protected Profile 2020 Service Class                                    71,118        (241,279)       (170,161)
LVIP Protected Profile 2030 Service Class                                   151,243        (160,094)         (8,851)
LVIP Protected Profile 2040 Service Class                                    36,876         (76,344)        (39,468)
LVIP Protected Profile Conservative Standard Class                            3,736             (73)          3,663
LVIP Protected Profile Conservative Service Class                        27,585,699      (1,436,407)     26,149,292
LVIP Protected Profile Growth Standard Class                                 14,877         (14,877)             --
LVIP Protected Profile Growth Service Class                             132,902,947        (484,381)    132,418,566
LVIP Protected Profile Moderate Service Class                           114,370,181      (1,038,841)    113,331,340
LVIP SSgA Bond Index Standard Class                                           6,345          (4,089)          2,256
LVIP SSgA Bond Index Service Class                                        9,327,482      (6,932,028)      2,395,454
LVIP SSgA Conservative Index Allocation Service Class                     2,566,839        (656,689)      1,910,150
LVIP SSgA Conservative Structured Allocation Service Class                6,463,222      (2,297,319)      4,165,903
LVIP SSgA Developed International 150 Service Class                       1,807,283      (2,190,429)       (383,146)
LVIP SSgA Emerging Markets 100 Standard Class                                 5,854            (485)          5,369
LVIP SSgA Emerging Markets 100 Service Class                              2,812,255      (2,474,360)        337,895
LVIP SSgA Global Tactical Allocation RPM Standard Class                       4,351              --           4,351
LVIP SSgA Global Tactical Allocation RPM Service Class                   12,300,563      (2,253,108)     10,047,455
LVIP SSgA International Index Standard Class                                  2,621            (136)          2,485
LVIP SSgA International Index Service Class                               2,066,671      (3,689,380)     (1,622,709)
LVIP SSgA Large Cap 100 Standard Class                                          210              --             210
LVIP SSgA Large Cap 100 Service Class                                     1,066,091      (3,701,939)     (2,635,848)
LVIP SSgA Moderate Index Allocation Service Class                         6,014,765        (847,500)      5,167,265
LVIP SSgA Moderate Structured Allocation Service Class                   17,835,874      (2,267,263)     15,568,611
LVIP SSgA Moderately Aggressive Index Allocation Service Class            4,629,496        (710,352)      3,919,144
LVIP SSgA Moderately Aggressive Structured Allocation Service Class      10,282,018      (1,634,439)      8,647,579
LVIP SSgA S&P 500 Index Standard Class                                       66,526        (117,067)        (50,541)
LVIP SSgA S&P 500 Index Service Class                                     9,910,317      (7,670,605)      2,239,712
LVIP SSgA Small-Cap Index Standard Class                                      3,325            (364)          2,961
LVIP SSgA Small-Cap Index Service Class                                   2,761,206      (2,779,540)        (18,334)
LVIP SSgA Small-Mid Cap 200 Standard Class                                    1,279            (150)          1,129
LVIP SSgA Small-Mid Cap 200 Service Class                                   488,419        (938,131)       (449,712)
LVIP T. Rowe Price Growth Stock Service Class                             5,825,422      (1,547,668)      4,277,754
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                  28,527         (39,315)        (10,788)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                2,117,012      (1,437,002)        680,010
LVIP Templeton Growth RPM Service Class                                   3,673,763      (2,221,033)      1,452,730
LVIP UBS Large Cap Growth RPM Standard Class                                 35,323         (48,118)        (12,795)
LVIP UBS Large Cap Growth RPM Service Class                               1,058,699        (676,353)        382,346
LVIP Vanguard Domestic Equity ETF Standard Class                             11,002            (583)         10,419
LVIP Vanguard Domestic Equity ETF Service Class                           3,043,661        (371,229)      2,672,432

                                                                        UNITS           UNITS         NET INCREASE
                                                                        ISSUED         REDEEMED        (DECREASE)
-------------------------------------------------------------------------------------------------------------------
LVIP Vanguard International Equity ETF Standard Class                         6,374            (567)          5,807
LVIP Vanguard International Equity ETF Service Class                      1,845,290        (238,097)      1,607,193
Lord Abbett Fundamental Equity Class VC                                      99,666        (157,629)        (57,963)
MFS VIT Core Equity Service Class                                             8,840         (37,365)        (28,525)
MFS VIT Growth Initial Class                                                  1,173         (24,221)        (23,048)
MFS VIT Growth Service Class                                              1,132,648        (920,511)        212,137
MFS VIT Total Return Initial Class                                            3,626        (133,538)       (129,912)
MFS VIT Total Return Service Class                                          437,042      (3,022,375)     (2,585,333)
MFS VIT Utilities Initial Class                                               8,813         (78,442)        (69,629)
MFS VIT Utilities Service Class                                           1,218,837      (1,421,088)       (202,251)
Morgan Stanley UIF Capital Growth Class II                                    7,778         (10,881)         (3,103)
NB AMT Mid Cap Growth I Class                                               117,600        (674,753)       (557,153)
NB AMT Mid Cap Intrinsic Value I Class                                       68,532        (550,393)       (481,861)
Oppenheimer Global Securities Service Class                                  60,107         (98,045)        (37,938)
PIMCO VIT CommodityRealReturn Strategy Advisor Class                        522,420        (581,679)        (59,259)
Putnam VT Global Health Care Class IB                                       253,765        (114,334)        139,431
Putnam VT Growth & Income Class IB                                            4,662         (31,418)        (26,756)

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                        UNITS            UNITS        NET INCREASE
                                                                        ISSUED          REDEEMED       (DECREASE)
-------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                       576,294        (595,593)        (19,299)
ABVPSF Growth and Income Class B                                            965,926      (2,343,890)     (1,377,964)
ABVPSF International Value Class B                                        7,494,389      (1,356,701)      6,137,688
ABVPSF Large Cap Growth Class B                                              35,354        (388,755)       (353,401)
ABVPSF Small/Mid Cap Value Class B                                        1,434,449      (1,406,009)         28,440
American Century VP Inflation Protection Class II                         3,523,658      (8,308,744)     (4,785,086)
American Funds Global Growth Class 2                                      1,624,131      (2,896,344)     (1,272,213)
American Funds Global Small Capitalization Class 2                        6,169,141      (1,399,240)      4,769,901
American Funds Growth Class 2                                             2,152,770     (19,154,297)    (17,001,527)
American Funds Growth-Income Class 2                                      8,159,739     (16,198,058)     (8,038,319)
American Funds International Class 2                                      4,134,627      (5,204,081)     (1,069,454)
BlackRock Global Allocation V.I. Class III                               40,203,082      (1,454,710)     38,748,372
Delaware VIP Diversified Income Service Class                            16,350,320      (5,256,857)     11,093,463
Delaware VIP Emerging Markets Service Class                               5,318,876      (1,050,013)      4,268,863
Delaware VIP High Yield Standard Class                                      339,517        (755,407)       (415,890)
Delaware VIP High Yield Service Class                                     1,839,761      (6,369,932)     (4,530,171)
Delaware VIP International Value Equity Standard Class                        1,096          (5,204)         (4,108)
Delaware VIP Limited-Term Diversified Income Service Class               26,641,963      (4,655,606)     21,986,357
Delaware VIP REIT Standard Class                                              9,069         (48,896)        (39,827)
Delaware VIP REIT Service Class                                           1,680,945        (995,347)        685,598
Delaware VIP Small Cap Value Standard Class                                   9,859         (78,140)        (68,281)
Delaware VIP Small Cap Value Service Class                                3,969,406      (1,681,148)      2,288,258
Delaware VIP Smid Cap Growth Standard Class                                  18,050         (85,429)        (67,379)
Delaware VIP Smid Cap Growth Service Class                                3,760,769      (2,184,023)      1,576,746
Delaware VIP U.S. Growth Service Class                                   10,617,058      (2,188,066)      8,428,992
Delaware VIP Value Standard Class                                            25,746         (99,132)        (73,386)
Delaware VIP Value Service Class                                          3,030,356      (1,413,361)      1,616,995
DWS Alternative Asset Allocation VIP Class B                              1,789,167        (108,555)      1,680,612
DWS Equity 500 Index VIP Class A                                             37,530        (641,930)       (604,400)
DWS Equity 500 Index VIP Class B                                            203,776      (1,002,828)       (799,052)
DWS Small Cap Index VIP Class A                                              11,101        (111,453)       (100,352)
DWS Small Cap Index VIP Class B                                             103,790        (315,714)       (211,924)
Fidelity VIP Contrafund Service Class 2                                   7,192,775      (5,141,865)      2,050,910
Fidelity VIP Equity-Income Initial Class                                      9,260         (97,818)        (88,558)
Fidelity VIP Equity-Income Service Class 2                                   25,373        (783,859)       (758,486)
Fidelity VIP Growth Initial Class                                            26,500        (104,696)        (78,196)
Fidelity VIP Growth Service Class 2                                       6,137,653      (2,354,759)      3,782,894
Fidelity VIP Mid Cap Service Class 2                                      7,983,933      (2,134,875)      5,849,058
Fidelity VIP Overseas Initial Class                                           7,973         (24,313)        (16,340)

                                                                        UNITS            UNITS        NET INCREASE
                                                                        ISSUED          REDEEMED       (DECREASE)
-------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Service Class 2                                     1,128,399        (894,787)        233,612
FTVIPT Franklin Income Securities Class 2                                 6,127,230      (3,733,535)      2,393,695
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                   1,002,716      (1,731,669)       (728,953)
FTVIPT Mutual Shares Securities Class 2                                  14,095,731      (2,027,343)     12,068,388
FTVIPT Templeton Global Bond Securities Class 2                           1,334,600      (5,918,295)     (4,583,695)
FTVIPT Templeton Growth Securities Class 2                                  277,694      (1,116,497)       (838,803)
Goldman Sachs VIT Large Cap Value Service Class                           6,763,786        (378,695)      6,385,091
Huntington VA Balanced                                                       99,590          (2,602)         96,988
Huntington VA Dividend Capture                                               39,845          (7,466)         32,379
Invesco V.I. Capital Appreciation Series I                                    1,972         (79,443)        (77,471)
Invesco V.I. Capital Appreciation Series II                                     586         (32,523)        (31,937)
Invesco V.I. Core Equity Series I                                             7,765        (168,763)       (160,998)
Invesco V.I. Core Equity Series II                                            4,028         (66,931)        (62,903)
Invesco V.I. International Growth Series I                                    7,983         (66,284)        (58,301)
Invesco V.I. International Growth Series II                                   6,641         (36,898)        (30,257)
Janus Aspen Series Balanced Service Class                                    29,154        (277,726)       (248,572)
Janus Aspen Series Enterprise Service Class                                  25,723        (104,087)        (78,364)
Janus Aspen Series Worldwide Service Class                                    5,436         (60,787)        (55,351)
LVIP American Global Growth Service Class II                              2,842,208         (57,792)      2,784,416
LVIP American Global Small Capitalization Service Class II                3,202,401         (72,933)      3,129,468
LVIP American Growth Service Class II                                    10,543,115        (122,880)     10,420,235
LVIP American Growth-Income Service Class II                              7,925,511         (41,768)      7,883,743
LVIP American International Service Class II                              6,657,887        (162,246)      6,495,641
LVIP Baron Growth Opportunities Service Class                             2,620,970      (1,776,216)        844,754
LVIP BlackRock Equity Dividend RPM Service Class                          1,018,519        (462,175)        556,344
LVIP BlackRock Inflation Protected Bond Service Class                    19,685,515        (449,335)     19,236,180
LVIP Capital Growth Service Class                                         7,712,841        (470,409)      7,242,432
LVIP Clarion Global Real Estate Service Class                             3,065,266        (842,486)      2,222,780
LVIP Columbia Small-Mid Cap Growth RPM Service Class                      2,199,384      (1,359,327)        840,057
LVIP Delaware Bond Standard Class                                           692,610      (3,012,247)     (2,319,637)
LVIP Delaware Bond Service Class                                         35,250,926      (7,418,102)     27,832,824
LVIP Delaware Diversified Floating Rate Service Class                    12,910,805        (973,873)     11,936,932
LVIP Delaware Foundation Aggressive Allocation Standard Class                 3,208        (154,183)       (150,975)
LVIP Delaware Foundation Aggressive Allocation Service Class                351,418        (759,122)       (407,704)
LVIP Delaware Growth and Income Service Class                               691,825        (609,245)         82,580
LVIP Delaware Social Awareness Standard Class                                11,051        (187,773)       (176,722)
LVIP Delaware Social Awareness Service Class                                246,039        (516,029)       (269,990)
LVIP Delaware Special Opportunities Service Class                         2,237,035        (715,716)      1,521,319
LVIP Dimensional Non-U.S. Equity Standard Class                              11,357              --          11,357
LVIP Dimensional Non-U.S. Equity Service Class                            1,741,911         (49,386)      1,692,525
LVIP Dimensional U.S. Equity Standard Class                                   8,907              --           8,907
LVIP Dimensional U.S. Equity Service Class                                2,693,048         (98,281)      2,594,767
LVIP Dimensional/Vanguard Total Bond Standard Class                           8,895              --           8,895
LVIP Dimensional/Vanguard Total Bond Service Class                        5,002,261        (145,719)      4,856,542
LVIP Global Income Service Class                                         15,009,303        (866,895)     14,142,408
LVIP JPMorgan High Yield Service Class                                    7,524,670        (899,913)      6,624,757
LVIP JPMorgan Mid Cap Value RPM Service Class                             1,458,229        (419,080)      1,039,149
LVIP MFS International Growth Service Class                               5,044,292      (1,910,078)      3,134,214
LVIP MFS Value Service Class                                             17,543,633      (1,599,657)     15,943,976
LVIP Mid-Cap Value Service Class                                          2,095,335      (1,063,622)      1,031,713
LVIP Mondrian International Value Standard Class                             30,179        (248,817)       (218,638)
LVIP Mondrian International Value Service Class                           1,079,170      (1,017,856)         61,314
LVIP Money Market Standard Class                                          3,728,027      (4,144,486)       (416,459)
LVIP Money Market Service Class                                          32,619,229     (30,584,198)      2,035,031
LVIP Protected Profile 2010 Service Class                                   175,468        (241,963)        (66,495)
LVIP Protected Profile 2020 Service Class                                   128,038        (248,947)       (120,909)
LVIP Protected Profile 2030 Service Class                                   197,564        (233,523)        (35,959)
LVIP Protected Profile 2040 Service Class                                   198,314        (245,357)        (47,043)
LVIP Protected Profile Conservative Service Class                         6,355,116      (3,667,885)      2,687,231
LVIP Protected Profile Growth Service Class                              11,907,703      (3,388,938)      8,518,765
LVIP Protected Profile Moderate Service Class                            13,865,328      (5,226,765)      8,638,563
LVIP SSgA Bond Index Service Class                                        9,089,305     (13,033,641)     (3,944,336)

                                                                        UNITS            UNITS        NET INCREASE
                                                                        ISSUED          REDEEMED       (DECREASE)
-------------------------------------------------------------------------------------------------------------------
LVIP SSgA Conservative Index Allocation Service Class                     2,913,649        (148,832)      2,764,817
LVIP SSgA Conservative Structured Allocation Service Class               13,245,869        (532,981)     12,712,888
LVIP SSgA Developed International 150 Service Class                       2,548,962      (1,192,444)      1,356,518
LVIP SSgA Emerging Markets 100 Standard Class                                   944              --             944
LVIP SSgA Emerging Markets 100 Service Class                              3,034,839      (1,718,713)      1,316,126
LVIP SSgA Global Tactical Allocation RPM Service Class                   18,568,666      (2,580,478)     15,988,188
LVIP SSgA International Index Service Class                               4,625,583      (1,712,895)      2,912,688
LVIP SSgA Large Cap 100 Service Class                                     3,138,624      (3,889,893)       (751,269)
LVIP SSgA Moderate Index Allocation Service Class                         6,516,491        (194,250)      6,322,241
LVIP SSgA Moderate Structured Allocation Service Class                   29,517,608        (110,247)     29,407,361
LVIP SSgA Moderately Aggressive Index Allocation Service Class            6,860,387        (102,189)      6,758,198
LVIP SSgA Moderately Aggressive Structured Allocation Service Class      22,504,698      (1,268,749)     21,235,949
LVIP SSgA S&P 500 Index Standard Class                                       61,051         (73,131)        (12,080)
LVIP SSgA S&P 500 Index Service Class                                     6,139,417      (5,853,959)        285,458
LVIP SSgA Small-Cap Index Standard Class                                        798              --             798
LVIP SSgA Small-Cap Index Service Class                                   3,023,303      (1,702,717)      1,320,586
LVIP SSgA Small-Mid Cap 200 Service Class                                 1,039,053      (1,142,676)       (103,623)
LVIP T. Rowe Price Growth Stock Service Class                             3,863,019      (1,929,221)      1,933,798
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                  26,250         (59,006)        (32,756)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                1,442,356        (383,564)      1,058,792
LVIP Templeton Growth RPM Service Class                                   3,763,019      (1,000,874)      2,762,145
LVIP UBS Large Cap Growth RPM Standard Class                                  5,053         (47,062)        (42,009)
LVIP UBS Large Cap Growth RPM Service Class                                 638,176      (1,400,121)       (761,945)
LVIP Vanguard Domestic Equity ETF Service Class                           1,630,364         (70,457)      1,559,907
LVIP Vanguard International Equity ETF Service Class                      1,069,797            (513)      1,069,284
Lord Abbett Fundamental Equity Class VC                                     479,662         (64,553)        415,109
MFS VIT Core Equity Service Class                                            11,626         (44,319)        (32,693)
MFS VIT Growth Initial Class                                                  4,237         (39,191)        (34,954)
MFS VIT Growth Service Class                                              1,022,895        (580,703)        442,192
MFS VIT Total Return Initial Class                                           10,408        (169,440)       (159,032)
MFS VIT Total Return Service Class                                        1,126,582      (3,706,361)     (2,579,779)
MFS VIT Utilities Initial Class                                               9,307         (99,631)        (90,324)
MFS VIT Utilities Service Class                                           1,377,742      (1,124,712)        253,030
Morgan Stanley UIF Capital Growth Class II                                   34,728         (12,460)         22,268
NB AMT Mid Cap Growth I Class                                               115,725        (697,225)       (581,500)
NB AMT Mid Cap Intrinsic Value I Class                                       72,608        (726,190)       (653,582)
Oppenheimer Global Securities Service Class                                 309,247         (39,106)        270,141
PIMCO VIT CommodityRealReturn Strategy Advisor Class                        709,936        (454,562)        255,374
Putnam VT Global Health Care Class IB                                        31,102         (49,262)        (18,160)
Putnam VT Growth & Income Class IB                                           25,915         (70,849)        (44,934)

7. SUBSEQUENT EVENT

Subsequent events were evaluated through the date these financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
  and
Contract Owners of Lincoln Life Variable Annuity Account N

We have audited the accompanying statements of assets and liabilities of Lincoln Life Variable Annuity Account N ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the fund companies, or their transfer agent, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Variable Annuity Account N at December 31, 2012, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 5, 2013

                    Lincoln Life Variable Annuity Account N

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2012

     Statement of Operations - Year ended December 31, 2012

     Statements of Changes in Net Assets - Years ended December 31, 2012 and
     2011

     Notes to Financial Statements - December 31, 2012

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2012 and 2011

     Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2012, 2011 and 2010

     Consolidated Statements of Stockholders' Equity - Years ended December 31, 2012, 2011 and 2010

     Consolidated Statements of Cash Flows - Years ended December 31, 2012, 2011 and 2010

     Notes to Consolidated Financial Statements - December 31, 2012

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account N incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 25, 1997.

(2) None

(3)(a) Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

     (b) Amendment to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29,
   1999.

   (c) Amendment to Schedule A of Selling Group Agreement dated February 14, 2000 incorporated herein by reference to Post-Effective Amendment No. 5
   (File No. 333-40937) filed on April 19, 2000.

   (d) Selling Group Agreement for ChoicePlus Assurance incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-36304) filed on April 13, 2004.

   (e) ChoicePlus Selling Agreement for Affiliates incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-36304) filed on April 13, 2004.

   (f) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4)(a) Annuity Contract (30070-A 8/03) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-138190) filed on October 25, 2006.

     (b) Annuity Payment Option Rider (32147) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8,
   2001.

   (c) Interest Adjusted Fixed Account Rider (32143) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (d) DCA Fixed Account Rider (32145) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-135039) filed on June 15,
   2006.

   (e) IRA Contract Amendment (28877) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.

   (f) Roth IRA Endorsement (5305) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.

   (g) Variable Annuity Rider (32793) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (h) EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (i) EGMDB prorate Rider (32149 5/03) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (j) GOP prorate Rider (32148 5/03) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (k) Variable Annuity Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-35780) filed on
   June 9, 2004.

   (l) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 ( File No. 333-36136) filed on April 4, 2006.

   (m) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (n) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (o) Contract Benefit Data for Account Value Death Benefit (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (p) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18,
   2006.

   (q) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (r) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (s) Form of Variable Annuity Rider (32793 5/06) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-36304) filed on June 7, 2006.

   (t) Variable Annuity Payment Option Rider (I4LA-Q 1/07) incorporated herein by reference to Post-Effective Amendment No. 25 (File No. 333-40937) filed on April 13, 2007.

   (u) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 25 (File No. 333-40937) filed on April 13, 2007.

   (v) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

   (w) Variable Annuity Living Benefits Rider (AR-512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (x) Variable Annuity Living Benefits Rider (AR-512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (y) Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (z) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (aa) SmartIncome Rider and Amendment (AE 525 2/09) incorporated herein by reference to Post-Effective Amendment No. 38 (File No. 333-61554) filed on November 20, 2009.

   (bb) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (cc) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (dd) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28,
2010.

   (ee) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (ff) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (gg) Long-Term Care Benefits Rider (AR 518 3/10 Level) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (hh) Long-Term Care Benefits Rider (AR 519 3/10 Growth) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (iii) Contract Amendment for LTC Benefits (AA 531 3/10) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (jjj) LTC Fixed Account Rider (AR 532) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December
   22, 2010.

   (kkk) LTC Benefit Specifications (AS 533) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December
22, 2010.

   (lll) Long-Term Care Coverage Endorsement (AE 517) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (mmm) Variable Annuity Living Benefit Rider (LINC 2 + Protected Funds) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-170695) filed January 30, 2012.

   (nnn) Guaranteed Income Later Rider (4LATER Adv Protected Funds) (AR-547 3/12) incorporated herein by reference to Registration on Form N-4 (File No. 333-181612) filed on May 23, 2012.

(5)(a) Application (CPAA 1/08) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.

   (b) Application for Fee-based version (CPAAFB 1/08) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

   (b) By-laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7)(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of December 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on
   April 7, 2010.

   (b) Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.

     (i) Amendments to Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.

(8)(a) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(i) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.

     (ii) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(iii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(iv) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.

     (v) DWS Investments VIT Funds incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(vi) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.
(vii) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.
(viii) Goldman Sachs Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(ix) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

     (x) Lord Abbett Series Fund incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-138190) filed on April 7, 2009.
(xi) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on
     April 2, 2013.

     (xii) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013..

     (xiii) Oppenheimer Variable Account Funds incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-138190) filed on April 7, 2009.

     (xiv) Universal Institutional Funds, Inc. incorporated herein by reference to Post-Effective No. 9 (File No. 333-138190) filed on April 7, 2009.

     (xv) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(xvi) DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

     (xvii) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (b) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:

     (i) American Century Investments Variable Products incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.

     (ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (iii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (iv) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.

     (v) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vi) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (viii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (ix) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.

     (x) Oppenheimer Variable Account Funds incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-138190) filed on April 7, 2009.

   (c) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(9) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-138190) filed on July 2, 2007.

(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not applicable

(12) Not applicable

(13) Organizational Chart of the Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 48 (File No. 033-26032) filed on September 21, 2012.

Item 25. Directors and Officers of the Depositor

The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account N as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.


Name                          Positions and Offices with Depositor
---------------------------   --------------------------------------------------------------------
Dennis R. Glass**             President and Director
Chuck C. Cornelio***          Executive Vice President, Chief Administrative Officer and Director
Randal J. Freitag**           Executive Vice President, Chief Financial Officer and Director
Mark E. Konen**               Executive Vice President and Director
Keith J. Ryan*                Vice President and Director
Charles A. Brawley, III**     Vice President and Secretary
Ellen Cooper**                Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts**           Senior Vice President and Treasurer

*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana
   46802

**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

***Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2013 there were 243,919 contract owners under Account N.

Item 28. Indemnification

     a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   -----------------------------------------------------
Wilford H. Fuller*          President, Chief Executive Officer and Director
David M. Kittredge*         Senior Vice President
Jeffrey D. Coutts*          Senior Vice President and Treasurer
Patrick J. Caulfield**      Vice President and Chief Compliance Officer
Joel Schwartz*              Senior Vice President and Director
Elizabeth F. Conover***     Assistant Vice President and Chief Financial Officer
Thomas P. O'Neill*          Senior Vice President and Director
Nancy A. Smith*             Secretary

*Principal Business address is Radnor Financial Center, 150 Radnor Chester
   Road, Radnor, PA 19087

**Principal Business address is 350 Church Street, Hartford, CT 06103

***Principal Business address is 100 Greene Street, Greensboro, NC 27401

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration
    Statement and has caused this Post-Effective Amendment No. 26 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 9th day of April, 2013.


      Lincoln Life Variable Annuity Account N (Registrant)
      Lincoln ChoicePlus AssuranceSM (A Share/Class)
      By:   /s/ Kimberly A. Genovese
            ------------------------------------
            Kimberly A.Genovese
            Assistant Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Stephen R. Turer
            ------------------------------------
            Stephen R. Turer
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 9, 2013.

Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Executive Vice President, Chief Investment Officer and Direc-
------------------------------
                                 tor
Ellen Cooper
*                                Executive Vice President, Chief Administrative Officer and Direc-
------------------------------
                                 tor
Charles C. Cornelio
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Randal J. Freitag
*                                Executive Vice President and Director
------------------------------
Mark E. Konen
*                                Vice President and Director
------------------------------
Keith J. Ryan
*By: /s/ Kimberly A.Genovese     Pursuant to a Power of Attorney
 ---------------------------
  Kimberly A.Genovese